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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

Information Required In Proxy Statement Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Neose Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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NEOSE TECHNOLOGIES, INC.
102 Rock Road
Horsham, Pennsylvania 19044
(215) 315-9000

SPECIAL MEETING OF STOCKHOLDERS—YOUR VOTE IS IMPORTANT

Dear Neose Stockholder:

        You are cordially invited to attend a special meeting (the "Special Meeting") of the stockholders of Neose Technologies, Inc. (the "Company") to be held on                        , 2009 at         a.m., local time at the Company's offices at 102 Rock Road, Horsham, Pennsylvania 19044. The telephone number at that location is (215) 315-9000. At the Special Meeting, the Company is seeking your approval for:

  (1)
  the sale of certain of the Company's assets to BioGeneriX AG for a cash purchase price of $22.0 million (the "BGX Asset Sale"), pursuant to and on the terms set forth in an Asset Purchase Agreement dated September 17, 2008 (the "BGX Asset Purchase Agreement");

  (2)
  the sale of certain of the Company's assets to Novo Nordisk A/S for a cash purchase price of $21.0 million (the "Novo Asset Sale" and together with the BGX Asset Sale, the "Asset Sales"), pursuant to and on the terms set forth in an Asset Purchase Agreement dated September 17, 2008 (the "Novo Asset Purchase Agreement" and together with the BGX Asset Purchase Agreement, the "Asset Purchase Agreements");

  (3)
  the Plan of Complete Liquidation and Dissolution of the Company (the "Plan of Liquidation"), subsequent to the consummation of the Asset Sales;

  (4)
  the grant of discretionary authority to the Company's Board of Directors to adjourn the Special Meeting, regardless of whether a quorum is present, if necessary to solicit additional votes in favor of approval of: (i) the BGX Asset Sale, (ii) the Novo Asset Sale, and/or (iii) the Plan of Liquidation; and

  (5)
  consideration and transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

        The Company's Board of Directors has carefully reviewed and considered the terms and conditions of the Asset Purchase Agreements, the Asset Sales and the Plan of Liquidation and has concluded that the Asset Purchase Agreements, the Asset Sales, the liquidation and dissolution of the Company pursuant to the Plan of Liquidation, subject to consummation of the Asset Sales, are all in the best interests of the Company and its stockholders. The Company's Board of Directors therefore has approved these proposals and recommends that you vote FOR each of the proposals set forth in the accompanying Proxy Statement.

        Subject to the consummation of the Asset Sales and to stockholder approval of the Plan of Liquidation, the Company anticipates that an initial distribution of liquidation proceeds, if any, will be made to its stockholders within 60 days after the closing of the Asset Sales. As the Company liquidates its remaining assets and satisfies its outstanding liabilities, including its real estate leases, the Company intends to distribute additional liquidation proceeds, if any, to its stockholders as the Company's Board of Directors deems appropriate. The Company's current estimate is that there will be between $18,000,000 and $27,700,000, or $0.33 to $0.51 per share of the Company's common stock, available for distribution over time to the Company's stockholders with the final distribution amount to be determined and the final distribution made after settlement and satisfaction of all of the Company's liabilities. However, if certain contingent liabilities are not able to be settled within the currently estimated range, the amount available for distribution could fall outside the estimated distribution range.

        In addition to distributions to holders of the Company's common stock and in accordance with the terms of certain common stock purchase warrants issued in connection with the Company's March 2007 equity financing, each warrant holder has an option to receive a cash payment within 30 days of the closing of the Asset Sales in exchange for such holder's warrants. The aggregate cash payment amount, which will be determined according to the terms of the warrants, is expected to be up to $4,200,000, or up to $0.44 per warrant share, depending on the trading volatility of the Company's common stock prior to, and common stock price at the time of, valuing the warrants. These amounts have been factored into the estimated aggregate distribution per share of common stock.

        The Company urges you to read the accompanying Proxy Statement in its entirety and consider it carefully. Please pay particular attention to (i) the "Risk Factors" beginning on page 17 for a discussion of the risks related to the Asset Sales and the Plan of Liquidation, and (ii) "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution—Liquidating Distributions; Nature; Amount; Timing," which reflects the Company's current estimate of the amounts that may be ultimately available for liquidating distributions to stockholders.

        It is important that your shares be represented at the Special Meeting, regardless of the size of your holdings. Accordingly, whether or not you expect to attend the Special Meeting, the Company urges you to vote promptly by returning the enclosed proxy card. You may revoke your proxy at any time before it has been voted.

        Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the Special Meeting.

                      Sincerely,
                      George J. Vergis, Ph.D.
                       President and Chief Executive Officer

        Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Asset Sales or the Plan of Liquidation, passed upon the merits or fairness of the Asset Sales or the Plan of Liquidation nor passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

THE ACCOMPANYING PROXY STATEMENT IS DATED                        , 2008
AND IS FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT                        , 2008.

NEOSE TECHNOLOGIES, INC.
102 ROCK ROAD
HORSHAM, PENNSYLVANIA 19044
(215) 315-9000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD                        , 2009

Dear Stockholder:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Neose Technologies, Inc. (the "Company") will be held on                        , 2009 at          a.m., local time at the Company's offices at 102 Rock Road, Horsham, Pennsylvania, for the following purposes:

  (1)
  to approve the Asset Purchase Agreement, attached as Annex A to the accompanying Proxy Statement (the "BGX Asset Purchase Agreement"), and the sale of certain of the Company's assets to BioGeneriX AG for a cash purchase price of $22.0 million pursuant thereto, as described in more detail in the accompanying Proxy Statement (collectively, the "BGX Asset Sale");

  (2)
  to approve the Asset Purchase Agreement, attached as Annex B to the accompanying Proxy Statement (the "Novo Asset Purchase Agreement" and together with the BGX Asset Purchase Agreement, the "Asset Purchase Agreements"), and the sale of certain of the Company's assets to Novo Nordisk A/S for a cash purchase price of $21.0 million pursuant thereto, as described in more detail in the accompanying Proxy Statement (collectively, the "Novo Asset Sale" and together with the BGX Asset Sale, the "Asset Sales");

  (3)
  to approve and adopt the Plan of Complete Liquidation and Dissolution, attached as Annex C to the accompanying Proxy Statement, including the dissolution of the Company contemplated thereby, which is subject to the Company's stockholders' approval of the Asset Sales and the subsequent consummation of the Asset Sales;

  (4)
  to adjourn the Special Meeting, regardless of whether a quorum is present, if necessary to solicit additional votes in favor of approval of: (i) the BGX Asset Sale, (ii) the Novo Asset Sale, and/or (iii) the Plan of Complete Liquidation and Dissolution; and

  (5)
  to consider and transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

        The foregoing items of business are more fully described in the accompanying Proxy Statement accompanying this Notice.

        The Company's Board of Directors recommends that you vote: (i) FOR the approval of the BGX Asset Purchase Agreement and the BGX Asset Sale described therein, (ii) FOR the approval of the Novo Asset Purchase Agreement and the Novo Asset Sale described therein, (iii) FOR the approval and adoption of the Plan of Complete Liquidation and Dissolution, and (iv) FOR the proposal to adjourn the Special Meeting, regardless of whether a quorum is present, if necessary to solicit additional votes in favor of (a) the approval of the BGX Asset Purchase Agreement and the BGX Asset Sale, (b) the approval of the Novo Asset Purchase Agreement and the Novo Asset Sale, and/or (c) the approval and adoption of the Plan of Complete Liquidation and Dissolution.

        The Company's independent financial advisor, RBC Capital Markets Corporation, rendered (i) an opinion to the Company's Board of Directors that the consideration to be received by the Company pursuant to the BGX Asset Purchase Agreement is fair, from a financial point of view, to the Company, and (ii) an opinion to the Company's Board of Directors that the consideration to be received by the Company pursuant to the Novo Asset Purchase Agreement is fair, from a financial point of view, to the Company.

        If the Asset Sales are not consummated, whether due to lack of stockholder approval or other reasons, the Company will attempt to secure additional financing and if the Company is unsuccessful, the Company may seek further stockholder approval to dissolve or the Company may file for, or will be forced to resort to, bankruptcy protection and, in either case, there may not be funds available for a distribution to stockholders.

        Only stockholders of record at the close of business on                        , 2008 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. The stock transfer books of the Company will remain open between the Record Date and the date of the Special Meeting.

        To ensure your representation at the Special Meeting and the presence of a quorum at the Special Meeting, please vote as soon as possible, even if you plan to attend the Special Meeting. If a quorum is not reached, the Company may have the added expense of re-issuing these proxy materials. The Company urges you to date, sign and return the enclosed proxy card promptly. A reply envelope is enclosed for your convenience. You may also vote by telephone or through the Internet by following the instructions on your proxy card. Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed, dated and returned to ensure that all of your shares will be voted. If you hold your shares through a broker, bank or other nominee, promptly return the voting instruction card you receive; you may also be able to vote electronically via the Internet or by telephone if your broker, bank or other nominee offers such a program. Submitting your instructions by any of these methods will not affect your right to attend the Special Meeting to vote your shares in person. However, if you hold your shares through a broker, bank or other nominee, you must obtain a proxy from the record holder of your shares in order to vote in person at the Special Meeting. Your proxy is revocable in accordance with the procedures set forth in the accompanying Proxy Statement.

                      By Order of the Board of Directors,
                      George J. Vergis, Ph.D.
                       President and Chief Executive Officer

Horsham, Pennsylvania
                        , 2008

        IMPORTANT—PLEASE VOTE YOUR PROXY PROMPTLY. After reading the accompanying proxy statement, please mark, sign, date and return the enclosed proxy card in the accompanying reply envelope, or call the toll-free number or use the Internet by following the instructions included with your proxy card, whether or not you plan to attend the Special Meeting in person. Please vote as promptly as possible. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, VOTE VIA TELEPHONE OR INTERNET OR ATTEND THE SPECIAL MEETING IN PERSON.

        If you have any questions or need assistance in voting your shares, please call the Company's proxy solicitor, Georgeson Inc., at (800) 261-1054.

i

ii

iii

SUMMARY TERM SHEET

        This summary highlights selected information from this Proxy Statement and may not contain all of the information that is important to you. To fully understand the proposed asset sale transactions and subsequent liquidation of the Company, you should carefully read this entire Proxy Statement and the annexes attached to this Proxy Statement. In this Proxy Statement, the terms "Neose," the "Company," "we," "us" and "our" refer to Neose Technologies, Inc., the term "BGX" refers to BioGeneriX AG, the term "Novo" refers to Novo Nordisk A/S, the term "Purchasers" refers to BGX and Novo, and the term "RBC" refers to RBC Capital Markets Corporation.

BGX Asset Sale

        On September 17, 2008, we entered into an asset purchase agreement with BGX, which we refer to herein as the BGX asset purchase agreement, providing for the sale of certain of our intellectual property assets to BGX for $22,000,000 in cash, which we refer to herein as the BGX asset sale. We are seeking stockholder approval for the BGX asset sale. Below is a summary of the BGX asset purchase agreement. For more detailed information regarding the principal provisions of the BGX asset purchase agreement, see "Proposal No. 1: Approval of the BGX Asset Sale—Principal Provisions of the BGX Asset Purchase Agreement."

Novo Asset Sale

        On September 17, 2008, we entered into an asset purchase agreement with Novo, which we refer to herein as the Novo asset purchase agreement, providing for the sale of certain of our assets to Novo for $21,000,000 in cash, which we refer to herein as the Novo asset sale. We are seeking stockholder approval for the Novo asset sale. Below is a summary of the Novo asset purchase agreement. For more detailed information regarding the principal provisions of the Novo asset purchase agreement, see "Proposal No. 2: Approval of the Novo Asset Sale—Principal Provisions of the Novo Asset Purchase Agreement."

Plan of Liquidation

        On September 17, 2008, our Board of Directors approved, subject to stockholder approval, a plan to liquidate and dissolve the Company, which we refer to herein as the plan of liquidation. We are seeking stockholder approval for the plan of liquidation. The approval and adoption of the plan of liquidation will be contingent upon our stockholders' approval of the Asset Sales and the subsequent consummation of the Asset Sales. Below is a summary of the plan of liquidation. For more detailed information regarding the plan of liquidation, see "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution—Background of the Liquidation."

Required Vote

        The affirmative vote of the holders of a majority of our common stock issued and outstanding and entitled to vote is required for the approval for each of the asset sales and the plan of liquidation. Stockholders may choose to vote in favor of one asset sale and not the other one, or in favor of both asset sales and not the plan of liquidation.

 Summary of Terms of the BGX Asset Sale

The Parties	Neose

We are a company organized under the laws of the State of Delaware. We are a clinical-stage biopharmaceutical company focused on the development of next-generation therapeutic proteins using our enzymatic pegylation technology, GlycoPEGylation™. We believe GlycoPEGylation can improve the drug properties of therapeutic proteins by building out, and attaching polyethylene glycol (PEG) to, carbohydrate structures at specific sites on the therapeutic proteins. Such modifications are expected to offer significant advantages, including less frequent dosing and possibly improved efficacy, over the original versions of the therapeutic proteins.

BGX

BGX is a company organized under the laws of the Federal Republic of Germany. BGX, a subsidiary of ratiopharm GmbH, was founded in June 2000 to develop biopharmaceutical drugs with known modes of action and established drug markets. Ratiopharm is a producer of generic pharmaceuticals and is based in Germany.

BGX's principal executive offices are located at High-Tech Park Neckarau, Janderstrasse 3, D-68199 Mannheim, Germany, and its primary telephone number is +49 621 875 5610. Ratiopharm's principal executive offices are located at Graf-Arco-Strasse 3, D-89079 Ulm, Germany, and its primary telephone number is +49 731 402 02. In addition to its headquarters in Germany, ratiopharm has branches located in 25 countries.

We are a party to an agreement with BGX to use our proprietary GlycoPEGylation technology to develop a long-acting version of granulocyte colony stimulating factor, or G-CSF. In addition, we are a party to an agreement with BGX to begin transitioning responsibility from us to BGX for the supply of the various process reagents. For more detailed information regarding the principal terms of these agreements, see the section of this Proxy Statement entitled "Proposal No. 1: Approval of the BGX Asset Sale—Existing Agreements with BGX."

Assets Proposed to be Transferred to BGX	We have agreed to transfer the following assets to BGX:
•

intellectual property that relates to the discovery, research, development, commercialization or other exploitation of any compound or product developed relating to G-CSF, and certain intellectual property assets used to modify peptides and proteins for all indications, except for the right to use such intellectual property for use in the prevention or treatment of acquired or hereditary hemorrhagic disorders;

	•	inventory of materials related to the use of such intellectual property assets; and
	•	books, records, files and documents related to such intellectual property assets and inventory of materials.

The BGX asset purchase agreement also contemplates that we and BGX will enter into a license agreement and a sublicense agreement immediately prior to the closing of the BGX asset sale and the Novo asset sale, pursuant to which we will license or sublicense to BGX certain intellectual property to be acquired by Novo from us pursuant to the Novo asset purchase agreement. At the closing of the Novo asset sale, we will assign our interest in such license agreement and sublicense agreement to Novo.

Liabilities Proposed to be Assumed by BGX

BGX has agreed to assume certain of our liabilities relating to the assets purchased by BGX. These liabilities include performance obligations arising after the closing date of the BGX asset sale in connection with the regulatory documentation included in the assets purchased by BGX or under the contracts assigned to BGX accruing with respect to the period commencing after the closing date of the BGX asset sale, subject to certain conditions.

Conditions to the Closing of the BGX Asset Sale	The obligations of the parties to complete the BGX asset sale are subject to certain conditions, including:
	•	approval of the BGX asset sale by our stockholders;
•

the absence of any law or pending action by a governmental authority prohibiting the consummation of all or part of the BGX asset sale, and no action shall be pending or threatened by any governmental authority or other person seeking a writ, judgment, decree, injunction or similar order or seeking to recover any damages or obtain other relief as a result of the consummation of the BGX asset sale; and

	•	completion of all notifications and filings with governmental authorities and expiration or termination of any waiting periods required by governmental authorities.

The obligations of BGX to complete the BGX asset sale are subject to certain additional conditions at closing, including, but not limited to:
	•	the accuracy of the representations and warranties made by us to BGX;
	•	the performance of our obligations under the BGX asset purchase agreement;
•

the absence of any event or development of a state of circumstances that, individually or in the aggregate, has had, or could reasonably be expected to result in, a "Material Adverse Effect," as that term is defined in the BGX asset purchase agreement;

•

the simultaneous closing of the BGX asset sale and the Novo asset sale without any waiver or amendment by Novo of any of the conditions precedent to the Novo asset purchase agreement that would reasonably be expected to have a material adverse effect on the rights or interests of BGX under the BGX asset purchase agreement; and

•

the issuance and effectiveness of a representation and warranty insurance policy and the clinical trial liability tail policy as required by the BGX asset purchase agreement, and the payment by us of the premiums thereunder.

Fairness Opinion of RBC Capital Markets Corporation

RBC delivered its oral opinion to our Board of Directors on September 17, 2008 as to the fairness of the consideration to be paid to us by BGX in the BGX asset sale. RBC's opinion is that, as of September 17, 2008 and based upon and subject to the factors and assumptions set forth therein, the consideration provided by BGX to be paid to us by BGX is fair, from a financial point of view, to us. Such oral opinion was followed by delivery of the written fairness opinion, dated September 17, 2008, to our Board of Directors to the same effect (See "Proposal No. 1: Approval of the BGX Asset Sale—Fairness Opinions of RBC Capital Markets Corporation").

Material Income Tax Consequences of the BGX Asset Sale

We believe that we will not incur any material federal or state income taxes as a result of the BGX asset sale because our basis in the assets being sold exceeds the sale proceeds that will be received from BGX.

The payment of the consideration by BGX is subject to tax withholding of approximately $3,500,000 in Germany if BGX has not received a Certificate of Exemption to relieve BGX from the obligation to withhold the tax. We and BGX have submitted the application to the German General Tax Office for the Certificate of Exemption. If the Certificate of Exemption is not received prior to the closing of the BGX asset sale, the tax will be withheld and we will have to file for a refund of the tax. The timing of receiving a refund is uncertain.

 Summary of Terms of the Novo Asset Sale

The Parties	Neose
See the Summary of Terms of the BGX Asset Sale above for a description of Neose.
Novo

Novo is a healthcare company organized under the laws of Denmark. Novo sells diabetes, hemostasis management, growth hormone therapy and hormone replacement therapy products. With headquarters in Denmark, Novo employs approximately 26,550 employees in 80 countries, and markets its products in 179 countries.

We are a party to three agreements with Novo under which Novo is licensed to use our GlycoPEGylation technology to develop and commercialize next-generation versions of recombinant Factors VIIa, VIII and IX, one of which, Factor VIIa, is currently marketed by Novo. For more detailed information regarding the principal terms of these agreements, see the section of this Proxy Statement entitled "Proposal No. 2: Approval of the Novo Asset Sale—Existing Agreements with Novo."

Assets Proposed to be Transferred to Novo	We have agreed to transfer the following assets to Novo:
•

substantially all of our intellectual property assets, including substantially all of our intellectual property that relates to the discovery, research, development, commercialization or other exploitation of any compound or product developed for the use in the prevention or treatment of acquired or hereditary hemorrhagic disorders;

• inventory of reagents related to the use of such intellectual property assets or manufactured by us in connection with our collaboration with Novo; and
• books, records, files and documents related to such intellectual property assets and inventory of materials.
Liabilities Proposed to be Assumed by Novo

Novo has agreed to assume certain of our liabilities relating to the assets purchased by Novo. These liabilities include performance obligations arising under the contracts assigned to Novo accruing with respect to the period commencing, as applicable, after the closing date of the Novo asset sale subject to certain conditions, and all other liabilities related to the assets purchased by Novo, to the extent incurred after the closing date.

Conditions to the Closing of the Novo Asset Sale	The obligations of the parties to complete the Novo asset sale are subject to certain conditions, including:
	•	approval of the Novo asset sale by our stockholders;
•

the absence of any law or pending action by a governmental authority or writ, judgment, decree, injunction or similar order of a governmental authority prohibiting the consummation of all or part of the Novo asset sale, and no action shall be pending or threatened by any governmental authority or other person seeking any such writ, judgment, decree, injunction or similar order or seeking to recover any damages or obtain other relief as a result of the consummation of the Novo asset sale; and

	•	completion of all notifications and filings with governmental authorities and expiration or termination of any waiting periods required by governmental authorities.
The obligations of Novo to complete the Novo asset sale are subject to certain additional conditions at closing, including, but not limited to:
	•	the accuracy of the representations and warranties made by us to Novo;
•

the absence of any event or development of a state of circumstances that, individually or in the aggregate, has had, or could reasonably be expected to result in, a "Material Adverse Effect" on us, as that term is defined in the Novo asset purchase agreement; and

	•	the simultaneous closing of the Novo asset sale and the BGX asset sale.
Fairness Opinion of RBC Capital Markets Corporation

RBC delivered its oral opinion to our Board of Directors on September 17, 2008 as to the fairness of the consideration to be paid to us by Novo in the Novo asset sale. RBC's opinion is that, as of September 17, 2008 and based upon and subject to the factors and assumptions set forth therein, the consideration to be paid to us by Novo is fair, from a financial point of view, to us. Such oral opinion was followed by delivery of the written fairness opinion, dated September 17, 2008, to our Board of Directors to the same effect. See "Proposal No. 2: Approval of the Novo Asset Sale—Fairness Opinions of RBC Capital Markets Corporation."

Material Income Tax Consequences of the Novo Asset Sale

We believe that we will not incur any material federal or state income taxes as a result of the Novo asset sale because our basis in the assets being sold exceeds the sale proceeds that will be received from Novo.

 Summary of Terms Common to Both Asset Purchase Agreements

Liabilities Retained by Neose	Other than the liabilities assumed by BGX and Novo, we will remain responsible for all of our other liabilities, such as tax liabilities, liabilities relating to employment matters, and liabilities existing prior to the closing of the asset sales relating to the assets purchased by BGX and Novo.
Restrictions on Our Ability to Solicit Third Party Proposals; Ability to Enter into a Superior Proposal

Each asset purchase agreement contains a "no shop" restriction on our ability to solicit third party proposals and on our ability to provide information and engage in discussions and negotiations with unsolicited third parties. The no shop provision is subject to a "fiduciary out" exception that allows us to provide information and participate in discussions and negotiations with respect to unsolicited third party acquisition proposals submitted after the date of the asset purchase agreement that our Board of Directors determines in good faith are reasonably likely to result in a "Superior Acquisition Proposal," as that term is defined in each asset purchase agreement, provided that any such third party would be subject to confidentiality restrictions and that BGX or Novo, as the case may be, would be afforded an opportunity to counter any such proposal. See "Proposal No. 1: Approval of the BGX Asset Sale—Additional Agreements and Obligations—Standstill Agreement," "Proposal No. 1: Approval of the BGX Asset Sale—Additional Agreements and Obligations—No Solicitation of Alternative Proposals", "Proposal No. 2: Approval of the Novo Asset Sale—Additional Agreements and Obligations—Standstill Agreement" and "Proposal No. 2: Approval of the Novo Asset Sale—Additional Agreements and Obligations—No Solicitation of Alternative Proposals."

Furthermore, our Board of Directors may terminate each asset purchase agreement under certain circumstances and agree to a superior agreement, so long as we comply with certain terms of the asset purchase agreement and pay BGX or Novo, as the case may be, the termination fee as discussed in "Termination Fee and Payment of Expenses" below. See "Proposal No. 1: Approval of the BGX Asset Sale—Additional Agreements and Obligations—No Solicitation of Alternative Proposals," "Proposal No. 1: Approval of the Novo Asset Sale—Additional Agreements and Obligations—Standstill Agreement," "Proposal No. 2: Approval of the Novo Asset Sale—Additional Agreements and Obligations—No Solicitation of Alternative Proposals" and "Proposal No. 2: Approval of the Novo Asset Sale—Additional Agreements and Obligations—Standstill Agreement."

Termination of the Asset Purchase Agreements

Each asset purchase agreement may be terminated, and the transactions contemplated thereby abandoned, at any time prior to the closing of such asset sale, whether before or after such asset sale has been approved by our stockholders or, under certain circumstances, without the consent of the other party. For example, either party to each asset purchase agreement may terminate such asset purchase agreement if the related asset sale is not completed by January 31, 2009 (other than due to a breach of any representation or warranty of the party seeking termination, or as a result of the failure of such party to comply with its obligations). We may terminate each asset purchase agreement at any time and enter into a superior agreement as discussed in "Restrictions on Our Ability to Solicit Third Party Proposals; Ability to Enter into a Superior Proposal" above.

BGX or Novo, as the case may be, may terminate its asset purchase agreement if our Board of Directors changes its recommendation in favor of such asset sale with such Purchaser. See "Proposal No. 1: Approval of the BGX Asset Sale—Additional Agreements and Obligations—Termination of the BGX Asset Purchase Agreement" and "Proposal No. 2: Approval of the Novo Asset Sale—Additional Agreements and Obligations—Termination of the Novo Asset Purchase Agreement."

Termination Fee and Payment of Expenses

We have agreed to pay BGX or Novo, as the case may be, the sum of $1,000,000, which we refer to herein as the termination fee, if its asset purchase agreement is terminated under certain circumstances, including circumstances in which the asset purchase agreement is terminated by us and circumstances in which the asset purchase agreement is terminated by BGX or Novo, as the case may be. For example, we have agreed to pay the termination fee if the asset purchase agreement is terminated by us if we entered into a superior agreement as discussed in "Restrictions on Our Ability to Solicit Third Party Proposals; Ability to Enter into a Superior Proposal" above. We have agreed to pay the termination fee if the asset purchase agreement is terminated by BGX or Novo, as the case may be, if our Board of Directors changes its recommendation in favor of such asset sale.

We have also agreed to reimburse BGX or Novo, as the case may be, for up to an aggregate of $500,000 for any and all out-of-pocket costs and expenses under any circumstance that would trigger the payment of the termination fee to such party, or if our stockholders do not approve the asset sale with such party, but without the occurrence of such additional conditions that would trigger our obligation to pay such party the termination fee. These out-of-pocket expenses shall be payable by us to BGX or Novo, as the case may be, in addition to the termination fee.

Excluded Assets	BGX and Novo will not acquire the assets listed below. We do not consider any of the retained non-cash assets to be material or able to sustain any ongoing operations of our business:
	•	all of our cash, cash equivalents, investments, securities and bank or other deposit accounts;
	•	any refunds, claims for refunds and rights to receive refunds with respect to taxes paid or to be paid by us;
	•	all of our equipment, raw materials, accessories, tooling, tools, fixtures and furniture, unless otherwise specified;
	•	any of our records (including accounting records) related to taxes paid or payable by us and all of our financial or tax records that form part of our general ledger;
	•	any insurance benefits payable to us arising from or related to assets that we have not sold pursuant to the asset sales;
	•	our certificate of incorporation, bylaws, minute books, stock records and corporate seal;
	•	any of our contracts that are not assigned to BGX or Novo; and
	•	any of our rights, title or interest to intellectual property relating exclusively to the exploitation of non-GlycoPEGylated glycolipids or oligosaccharides not attached to a peptide or protein.

 Summary of Terms of the Plan of Liquidation and Complete Dissolution

Plan of Liquidation	The plan of liquidation is contingent upon stockholder approval and consummation of the BGX asset sale and the Novo asset sale.
Anticipated Timing and Projected Amount of Distributions

Subject to the consummation of the asset sales and stockholder approval of the plan of liquidation, we anticipate that an initial distribution of liquidation proceeds, if any, will be made to our stockholders within 60 days after the closing of the asset sales. As we liquidate our remaining assets and pay off our outstanding liabilities, including our real estate leases, we will distribute additional liquidation proceeds, if any, to our stockholders as our Board of Directors deems appropriate. The negotiations regarding the termination of our real estate leases may cause a significant delay to distribution of additional liquidation proceeds. Our current estimate is that there will be between $18,000,000 and $27,700,000, or $0.33 to $0.51 per share of our common stock, available for distribution over time to our stockholders, with the final distribution amount to be determined and the final distribution made after settlement and satisfaction of all of our liabilities. However, if certain contingent liabilities are not able to be settled within the currently estimated range, the amount available for distribution could fall outside the estimated distribution range. For more detailed information regarding the estimated range of the amounts available for distribution see "Proposal No. 3: Approval of the Plan of Complete Liquidation—Liquidating Distributions; Nature; Amount; Timing—Estimated Distribution to Stockholders."

NEOSE TECHNOLOGIES, INC.

102 ROCK ROAD
HORSHAM, PENNSYLVANIA 19044
PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD                        , 2009

General

        This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors (the "Board of Directors" or the "Board") of Neose Technologies, Inc., a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Special Meeting of Stockholders (the "Special Meeting") to be held on                        , 2009 at                         a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at our offices at 102 Rock Road, Horsham, Pennsylvania 19044. The telephone number at that location is (215) 315-9000. As used herein, the terms "we," "us," "our" and similar terms refer to the Company.

        These proxy solicitation materials are being mailed on or about                        , 2008 to all stockholders entitled to vote at the Special Meeting.

        The first proposal to be acted upon at the Special Meeting is the approval of the Asset Purchase Agreement, dated as of September 17, 2008 (the "BGX Asset Purchase Agreement"), by and between us and BioGeneriX AG, a company organized under the laws of the Federal Republic of Germany ("BGX"), and the sale of certain of our assets to BGX described therein (collectively, the "BGX Asset Sale"). A copy of the BGX Asset Purchase Agreement, which provides for a sale of certain assets to BGX for a purchase price of $22,000,000 in cash, is attached as Annex A to this Proxy Statement. We encourage you to read the BGX Asset Purchase Agreement in its entirety. Pursuant to the BGX Asset Purchase Agreement, we will sell to BGX certain intellectual property. The assets being sold in the BGX Asset Sale are referred to as the "BGX Purchased Assets" (See "Proposal No. 1: Approval of the BGX Asset Sale" for a more complete description of the BGX Asset Purchase Agreement). BGX has a principal place of business at High-Tech-Park Neckarau, Janderstrasse 3, D-68199 Mannheim, Germany.

        The second proposal to be acted upon at the Special Meeting is the approval of the Asset Purchase Agreement, dated as of September 17, 2008 (the "Novo Asset Purchase Agreement"), by and between us and Novo Nordisk A/S, a company organized under the laws of Denmark ("Novo"), and the sale of certain of our assets to Novo described therein (collectively, the "Novo Asset Sale"). A copy of the Novo Asset Purchase Agreement, which provides for a sale of certain assets to Novo for a purchase price of $21,000,000 in cash, is attached as Annex B to this Proxy Statement. We encourage you to read the Novo Asset Purchase Agreement in its entirety. Pursuant to the Novo Asset Purchase Agreement, we will sell to Novo certain intellectual property. The assets being sold in the Novo Asset Sale are referred to as the "Novo Purchased Assets" (See "Proposal No. 2: Approval of the Novo Asset Sale" for a more complete description of the Novo Asset Purchase Agreement). Novo has a principal place of business at Novo Alle, 2880 Bagsvaerd, Denmark.

        BGX and Novo are referred to jointly in this Proxy Statement as the "Purchasers." The BGX Asset Sale and the Novo Asset Sale are referred to jointly in this Proxy Statement as the "Asset Sales." The BGX Purchased Assets and Novo Purchased Assets are referred to jointly in this Proxy Statement as the "Purchased Assets." The BGX Asset Purchase Agreement and the Novo Asset Purchase Agreement are referred to jointly in this Proxy Statement as the "Asset Purchase Agreements."

        The third proposal to be acted upon at the Special Meeting is the approval and adoption of the Plan of Complete Liquidation and Dissolution of the Company (the "Plan of Liquidation"), which is subject to our stockholders' approval of the Asset Sales and the subsequent consummation of the Asset

Sales. A copy of the Plan of Liquidation is attached as Annex C to this Proxy Statement. We encourage you to read the Plan of Liquidation in its entirety.

        Each Asset Sale is conditioned upon the consummation of the other Asset Sale, but each Purchaser may waive this condition with respect to its Asset Sale if the other Asset Sale is not consummated. Neither Asset Sale is conditioned upon the approval of the Plan of Liquidation. Our Plan of Liquidation is conditioned upon the consummation of both Asset Sales.

        If our stockholders do not approve and adopt the Plan of Liquidation, we will complete the Asset Sales if they are approved by our stockholders and the other conditions to closing are met. In this case, we will have transferred substantially all of our assets to BGX and Novo. We would have no material operations after the Asset Sales, and will retain only a few employees required to maintain our corporate existence. We estimate the amount of our ongoing operating expenditures would be approximately $2,200,000 per year, which would decrease to approximately $500,000 per year in the event that we negotiate a termination of our real estate leases. At this time, our Board of Directors has not identified employees who would be retained under such circumstances. However, we do not anticipate that any of our current executive officers would be retained as employees.

        With no material operating assets and no Plan of Liquidation approved, we intend to declare and pay to our stockholders a cash dividend of at least $15,300,000, or $0.28 per share of our common stock. This cash dividend amount assumes we will retain sufficient cash to fully meet our obligations under our real estate leases and to fund our ongoing non-facility-related operating expenditures of approximately $500,000 per year for the remainder of the term of the real estate leases. The cash dividend amount also assumes we will not retain cash with respect to payment of liquidated damages to investors in our March 2007 equity financing because we believe such damages are payable only upon our Liquidation (see "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution—Background of the Liquidation" for a more detailed description of the potential payment of liquidated damages in connection with our March 2007 equity financing). If a cash dividend is paid, any cash in excess of such cash dividend will be retained to fund ongoing operating expenses.

        If only one of the Asset Sales is approved by our stockholders, the Purchaser in such approved Asset Sale will not be obligated to close; however, we would seek such Purchaser's approval to close such approved Asset Sale. If neither Asset Sale is completed or if only one Asset Sale is completed, we will attempt to secure additional financing. It is uncertain whether we can secure sufficient financing to fund our ongoing operations on terms acceptable to us, if at all, within a time frame necessary to continue our ongoing operations. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may seek further stockholder approval to dissolve or we may file for, or be forced to resort to, bankruptcy protection (See "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution" for a more complete description of the Plan of Liquidation).

        If we do not have a quorum at the Special Meeting or if we do not have sufficient affirmative votes in favor of the foregoing three proposals, we may, subject to stockholder approval as described below, adjourn the Special Meeting to a later time to permit further solicitation of proxies, if necessary, to obtain additional votes in favor of the foregoing proposals. We may adjourn the Special Meeting without notice, other than by the announcement made at the Special Meeting. Under our bylaws, we can adjourn the Special Meeting by approval of the holders of a majority of our common stock having voting power present in person or represented by proxy. We are soliciting proxies to vote in favor of adjournment of the Special Meeting, regardless of whether a quorum is present, if necessary to provide additional time to solicit votes in favor of approval of the Asset Sales and/or approval and adoption of the Plan of Liquidation. Our Board of Directors recommends that you vote FOR the proposal to adjourn the Special Meeting.

        Except as described in this Proxy Statement, our Board of Directors does not know of any other matters that may be brought before the Special Meeting. In the event that any other matter should come before the Special Meeting, the persons named on the proxy card will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment. A proxy may be revoked at any time before being voted by written notice to such effect received by us at the address set forth above, Attn: A. Brian Davis, our Senior Vice President and Chief Financial Officer, by delivery of a subsequently dated proxy or by a vote cast in person at the Special Meeting. Presence at the Special Meeting does not, by itself, revoke the proxy.

Record Date; Voting Securities

        Our Board of Directors has fixed the close of business on                        , 2008 as the record date for the Special Meeting (the "Record Date"). Only stockholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting. As of the close of business on the Record Date, we had                         shares of common stock issued and outstanding. Our common stock is currently traded on NASDAQ under the symbol "NTEC." During 2008, we have received a number of letters from NASDAQ indicating deficiencies related to our failure to satisfy certain NASDAQ listing standards. Any of these deficiencies may constitute a basis for delisting of our common stock. We have an appeal hearing with NASDAQ scheduled for December 18, 2008. We continue to evaluate whether or not to pursue the appeal hearing. If we are unsuccessful at the appeal hearing, or if we decide not to pursue the appeal hearing, our common stock will be delisted from NASDAQ and we will promptly seek eligibility to commence trading of our common stock on the OTC Bulletin Board or the Pink OTC Markets Inc.

        A list of stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder, for any purpose germane to the Special Meeting, during ordinary business hours, at our offices, 102 Rock Road, Horsham, Pennsylvania 19044, for a period of 10 days prior to the Special Meeting and will also be available at the Special Meeting. Our telephone number is (215) 315-9000.

Solicitation

        We will pay all costs for soliciting proxies. These costs will include the expenses of preparing and mailing proxy materials for the Special Meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Special Meeting to beneficial owners of our common stock. We have retained Georgeson Inc. as our proxy solicitor for a base fee of $15,000 plus out-of-pocket costs and expenses, such as telephone calls to stockholders. As our proxy solicitor, Georgeson will review our proxy materials; disseminate broker search cards; distribute our proxy materials; solicit brokers, banks and institutional holders; deliver executed proxies; and, at our option, make telephone calls to our stockholders. We may conduct further solicitation personally, telephonically, by Internet, by e-mail or by facsimile through our officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation of proxies.

Voting Procedures

        You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to your broker, bank or other nominee. You can also vote at the Special Meeting. You can vote by the following methods:

  Proxies

        If you hold shares in record name, you may submit your proxy by any one of the following methods:

         By Mail—You may submit your proxy by mail by signing and dating your proxy card and mailing it in the enclosed pre-addressed envelope. Proxy cards properly executed, duly returned to us and not revoked will be voted in accordance with the specifications made in the proxy card.

         By Internet—Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the website at www.proxyvote.com. You will be prompted to enter your 12-digit Control Number, which is located below the voting instructions on your proxy card, to obtain your records and create an electronic proxy card for your voting instructions.

         By Phone—Use any touch tone telephone to transmit your voting instructions by dialing telephone number (800) 690-6903. Have your proxy card in hand when you call.

  Voting Instruction Cards

        If you hold your shares through a broker, bank or other nominee, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares. Most of these organizations offer voting by telephone or Internet.

  In Person at the Special Meeting

        We will pass out written ballots to anyone who wants to vote at the Special Meeting. If your shares are held in "street name" and you wish to attend and vote at the Special Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Special Meeting.

  Revocability of Proxies

        You can change your vote at any time before proxies are voted at the Special Meeting. Proxies may be revoked by any of the following actions:

  •
  delivering a written notice to A. Brian Davis, our Senior Vice President and Chief Financial Officer, at 102 Rock Road, Horsham, PA 19044, that you are revoking your proxy;

  •
  submitting new voting instructions using any of the methods described above; or

  •
  attending the Special Meeting and voting in person (although attendance at the Special Meeting will not, by itself, revoke a proxy).

        If your shares are held in "street name" by your broker, bank or other nominee, you must submit new voting instructions to your broker, bank or other nominee, or obtain the proper documentation from your broker, bank or other nominee to vote your shares at the Special Meeting.

Voting and Quorum; Broker Non-Votes

        Each share of our common stock is entitled to one vote on all matters. A majority of our common stock issued and outstanding and entitled to vote as of the Record Date, or                        shares, must be present at the Special Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Abstentions will be counted as present for purposes of determining whether the quorum requirement is satisfied.

        Brokers who hold our common stock in "street name" for customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approval on non-routine matters, such as the approval of the Asset Sales and approval and adoption of the Plan of Liquidation and, as a result, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote those shares, referred to generally as "broker non-votes." Broker non-votes will be considered as "present" for purposes of determining a quorum but will have the effect of a vote against each of the Asset Sales and the Plan of Liquidation and will have no effect on the proposal to adjourn the Special Meeting, regardless of whether a quorum is present, if necessary to provide additional time to solicit votes in favor of approval of the Asset Sales and/or approval and adoption of the Plan of Liquidation. Your broker will send you information regarding how to instruct it on how to vote on your behalf. If you do not receive a voting instruction card from your broker, please contact your broker to get a voting instruction card. YOUR VOTE IS CRITICAL TO THE SUCCESS OF OUR PROPOSALS. We encourage all stockholders whose shares of our common stock are held in "street name" to provide their brokers with instructions on how to vote.

        The affirmative vote of the holders of a majority of our common stock issued and outstanding and entitled to vote as of the Record Date is required for approval of each of the Asset Sales and for approval and adoption of the Plan of Liquidation. Accordingly, abstentions and broker non-votes have the effect of negative votes on the proposals to approve each of the Asset Sales and to approve and adopt the Plan of Liquidation. Abstentions and broker non-votes will have no effect on the proposal to adjourn the Special Meeting.

        If we do not have a quorum at the Special Meeting or if we do not have sufficient affirmative votes in favor of the proposals to approve the Asset Sales and approve and adopt the Plan of Liquidation, we may adjourn the Special Meeting to a later time to permit further solicitation of proxies, if necessary, to obtain additional votes in favor of the foregoing proposals. We may, subject to stockholder approval, adjourn the Special Meeting without notice, other than by the announcement made at the Special Meeting. Under our bylaws, we can adjourn the Special Meeting by approval of the holders of a majority of our common stock having voting power present in person or represented by proxy at the Special Meeting. We are soliciting proxies to vote in favor of adjournment of the Special Meeting, regardless of whether a quorum is present, if necessary to provide additional time to solicit votes in favor of approval of the Asset Sales and/or approval and adoption of the Plan of Liquidation.

        All proxies duly executed and received will be voted on all matters presented at the Special Meeting in accordance with the specifications made in such proxies. In the absence of specified instructions, proxies so received will be voted: (i) FOR the proposal to approve the BGX Asset Sale, (ii) FOR the proposal to approve the Novo Asset Sale, (iii) FOR the proposal to approve and adopt the Plan of Liquidation, (iv) FOR the proposal to vote to adjourn the Special Meeting, regardless of whether a quorum is present, if necessary in order to solicit additional affirmative votes in favor of the approval of the Asset Sales and the Plan of Liquidation, and (v) in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Special Meeting.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

        This Proxy Statement contains certain forward-looking statements, including, but not limited to, statements concerning the timing and amount of cash distributions of liquidation proceeds to stockholders, contractual liability claims related to our real estate leases, the cash payment value for warrants issued in connection with our March 2007 equity financing, the ability to satisfy our obligations without resorting to protection under the bankruptcy laws, estimates of ongoing expenses, our pursuit of an appeal hearing with NASDAQ, the ability of holders of our common stock to trade our common stock in the event we are delisted from NASDAQ, and certain forecasted financial data. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by such forward-looking statements. These risks include, but are not limited to, the risk that the Asset Sales will not be completed; that we will incur significant costs in connection with the Asset Sales, whether or not they are completed; that if the Asset Sales are not approved by our stockholders we may not be able to secure additional financing to continue our business; that the rehypothecation of shares of our common stock held by certain stockholders may make approval of the Asset Sales and the Plan of Liquidation by our stockholders less likely; that our executive officers have interests in the Asset Sales and the Plan of

Liquidation other than, or in addition to, their interests as stockholders generally; that after completion of the Asset Sales, BGX and Novo will not be obligated to make any future royalty or other payments to us or our stockholders, and our stockholders will not have any other right to participate in any value derived from the intellectual property sold by us pursuant to the Asset Purchase Agreements; that either or both of the Asset Sales may not be completed if our stockholders approve one of the Asset Sales, but vote against the other Asset Sale; that the opinions obtained by us from RBC Capital Markets Corporation ("RBC") will not reflect changes in circumstances between the signing of the Asset Purchase Agreements and the consummation of the Asset Sales; that if our stockholders approve the Asset Sales, but vote against the Plan of Liquidation, we intend to complete the Asset Sales and we will have transferred substantially all of our assets to the Purchasers with no material operations after the consummation of the Asset Sales; that if we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each of our stockholders could be held liable for payment to our creditors for amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to each such stockholder; that we cannot be certain of the amount, if any, of the distribution to our stockholders under the Plan of Liquidation; that we will continue to incur claims, liabilities and expenses that will reduce the amount available for distribution to our stockholders; that distributions of assets, if any, to our stockholders could be delayed; that our stock transfer books will close on the date we file the certificate of dissolution with the Delaware Secretary of State, after which we will discontinue recording transfers of shares of our common stock; and that we will continue to incur the expenses of complying with public company reporting requirements, which may be economically burdensome.

        In particular, the estimated liquidation value per share information is based substantially on various values assigned to the contractual liability claims related to our real estate leases and the cash payment value for warrants issued in connection with our March 2007 equity financing. These estimates could prove to be materially inaccurate. The actual amount, if any, to be received by our stockholders in liquidation will depend significantly upon the actual costs associated with such contractual liability claims.

        Although we believe that the expectations reflected in any forward-looking statements are reasonable, we cannot guarantee future events or results. Except as may be required under federal law, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur.

        The estimates of our liabilities are subject to numerous uncertainties beyond our control. We cannot be certain that the amount, if any, you will receive in liquidation will equal or exceed the price or prices at which you bought our common stock or the price or prices at which our common stock has generally traded or is expected to trade in the future.

RISK FACTORS

Risks Related to the Asset Sales

We cannot be sure if or when the Asset Sales will be completed.

        The consummation of the Asset Sales is subject to the satisfaction of various conditions, many of which are beyond our control, including, but not limited to, the approval of the Asset Sales by our stockholders and a termination right by either party if the Asset Sales are not completed by January 31, 2009. We cannot guarantee that we will be able to satisfy the closing conditions set forth in the Asset Purchase Agreements. If we are unable to satisfy the closing conditions in the BGX Asset Purchase Agreement, BGX will not be obligated to complete the BGX Asset Sale. If we are unable to satisfy the closing conditions in the Novo Asset Purchase Agreement, Novo will not be obligated to complete the Novo Asset Sale.

        If only one of the Asset Sales is approved by our stockholders, the Purchaser in such approved Asset Sale will not be obligated to close; however, we would seek such Purchaser's approval to close such approved Asset Sale. If neither Asset Sale is completed or if only one Asset Sale is completed, we will attempt to secure additional financing. It is uncertain whether we can secure sufficient financing to fund our ongoing operations on terms acceptable to us, if at all, within a time frame necessary to continue our ongoing operations. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may seek further stockholder approval to dissolve or we may file for, or be forced to resort to, bankruptcy protection (See "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution" for a more complete description of the Plan of Liquidation).

We will incur significant costs in connection with the Asset Sales, whether or not we complete them.

        We currently expect to incur approximately $4,500,000 of costs related to the Asset Sales. These expenses include, but are not limited to, financial advisory, legal and accounting fees and expenses, employee expenses, filing fees, printing expenses, proxy solicitation and other related charges. We may also incur additional unanticipated expenses in connection with the Asset Sales. Approximately $3,700,000 of the costs related to the Asset Sales, such as legal, financial advisory and accounting fees, will be incurred regardless of whether the Asset Sales are completed. If the Asset Sales are not approved by the stockholders, we are required to reimburse BGX and Novo for up to an aggregate of $500,000 each for any and all out-of-pocket expenses ("Potential Expense Reimbursements"). These expenses will decrease the remaining cash available for eventual distribution to stockholders in connection with our dissolution and liquidation or for use in connection with any future deployment in the business.

The Asset Sales will not be completed if they are not approved by our stockholders, and we may not be able to secure additional financing to continue our business.

        As of September 30, 2008, we had $7,100,000 of cash and cash equivalents. If the Asset Sales are not approved by our stockholders, we believe that our existing cash and cash equivalents, expected proceeds from collaborations and license arrangements, and interest income would be sufficient to meet our operating and capital requirements (including payment of all costs and Potential Expense Reimbursements related to the Asset Sales) through the second quarter of 2009, although changes in our collaborative relationships or our business, whether or not initiated by us, may affect the rate at which we deplete our cash and cash equivalents. Assuming neither Asset Sale is consummated, we must obtain substantial additional financing in order to continue our operations beyond the second quarter of 2009. There are no assurances that funding will be available when we need it on terms that we find favorable, if at all. In the event that we determine that we are unable to secure additional funding when required, we expect to downsize or wind down our operations through liquidation or bankruptcy.

Any decision to downsize or wind down our operations may occur at any point on or before the second quarter of 2009. Accordingly, if the Asset Sales are not completed, whether due to our stockholders not approving the transactions or due to all closing conditions not being satisfied or waived, we will attempt to secure additional financing and if we are unsuccessful, we may seek further stockholder approval to wind down operations. It is unclear whether there would be funds available for distribution to our stockholders if we seek further stockholder approval to wind down our operations.

The rehypothecation of shares held by certain stockholders may make approval of the Asset Sales and the Plan of Liquidation by our stockholders less likely.

        At least one of our stockholders, Tang Capital Partners, LP ("TCP"), held shares of our common stock in an account at Lehman Brothers International (Europe) ("LBIE"). On September 15, 2008, LBIE was placed into administration under United Kingdom law and four partners of PriceWaterhouseCoopers LLP were appointed as joint administrators (the "Joint Administrators"). The Joint Administrators advised TCP that most of TCP's 7,472,414 shares held at LBIE were rehypothecated by LBIE (i.e., LBIE used its customers' securities for its own purposes). The Joint Administrators and UK counsel have further advised TCP that LBIE's customers will not be able to recover rehypothecated shares, but instead will be entitled to a general unsecured claim with respect to such shares. As a result, we do not know who currently has the power to vote the shares that were rehypothecated by LBIE or if such rehypothecated shares will be voted at the Special Meeting. See "Important Information Concerning Neose—Security Ownership of Certain Beneficial Owners and Management." Additionally, we do not know the number of shares of our common stock that have been rehypothecated. As noted above, approval of the Asset Sales and approval and adoption of the Plan of Liquidation requires the affirmative vote of the holders of a majority of our common stock issued and outstanding and entitled to vote as of the Record Date. If a large number of shares of our common stock have been rehypothecated and will not be voted, approval of the Asset Sales and approval and adoption of the Plan of Liquidation by our stockholders may be less likely.

Our executive officers have interests in the Asset Sales and the Plan of Liquidation other than, or in addition to, their interests as our stockholders generally.

        Certain of our executive officers have employment and change in control agreements that provide for severance payments, continuation of medical benefits, outplacement services and full vesting of all unvested stock options if any such executive officer's employment is terminated by us without "cause" or due to the executive officer's resignation with "good reason" in connection with a "change in control." The consummation of the Asset Sales will be deemed a "change of control" under these agreements. The employment of each of these executive officers will be terminated by us either prior to or during the wind down of our activities. In either case, such terminations will likely be deemed terminations without cause in connection with a change in control. The cost for the severance payments, continuation of medical benefits and outplacement services for all executive officers is approximately $4,200,000, assuming no excise tax gross-up payments are due. There are 726,250 shares of common stock underlying unvested stock options held by our executive officers that will vest as a result of the Asset Sales. The weighted-average exercise price of those stock options is $1.69 per share. None of these stock options have an exercise price at or below our current highest estimate of the per share cash available for distribution to our stockholders in the Liquidation. See "Proposal No. 1: Approval of the BGX Asset Sale—Interests of Certain Persons in the Asset Sales and the Plan of Liquidation."

After completion of the Asset Sales, BGX and Novo will not be obligated to make any future royalty or other payments to us or our stockholders, and our stockholders will not have any other right to participate in any value derived from the intellectual property sold by us pursuant to the Asset Purchase Agreements.

        Our agreements with BGX and Novo do not provide for the payment of any future royalties or other amounts to us or our stockholders based on the economic value derived by BGX, Novo or other parties from the intellectual property sold by us pursuant to the Asset Purchase Agreements. Accordingly, our stockholders will not have the right to participate, directly or indirectly, in any such value. The amount of the economic value that may be derived from BGX, Novo or other parties from the use of such intellectual property may be significant and may substantially exceed the amount of cash we receive from the Asset Sales. We and our stockholders will not have any right or recourse against BGX, Novo or any other party with respect to any portion of the economic value that may be derived from their use of such intellectual property.

Either or both of the Asset Sales may not be completed if our stockholders approve one of the Asset Sales, but vote against the other Asset Sale.

        We are requesting that our stockholders separately approve each Asset Sale. Our stockholders could approve one Asset Sale and not the other. However, each Asset Purchase Agreement includes a condition that provides that the Purchaser is not obligated to close its Asset Sale unless a closing occurs under the Asset Purchase Agreement with the other Purchaser. Therefore, if only one of the Asset Sales is approved by our stockholders, the Purchaser in such approved Asset Sale has the contractual right, but not the obligation to close on its Asset Sale. Notwithstanding that contractual right, the Asset Sales were not structured to address all issues relating to closing one Asset Sale and not the other. For example, if stockholders vote to complete the Novo Asset Sale and not the BGX Asset Sale, even if Novo were to agree to do so, we may not be able to restructure the existing Novo transaction documents to do so or to obtain the consent of BGX under the existing BGX Collaboration Agreement to close the Novo Asset Sale. Similarly, if stockholders vote to complete the BGX Asset Sale and not the Novo Asset Sale, the intellectual property sharing and post-transaction cooperation agreements would have to be restructured in a manner that is compliant with the existing Novo Collaboration Agreement (as defined below) to proceed to close the BGX Asset Sale. Furthermore, material changes in the transaction documents of a particular Asset Sale would require re-approval by our Board of Directors and our stockholders, which may cause a significant delay in closing such Asset Sale. In addition, for the Purchaser in the Asset Sale not approved by our stockholders, we are required to reimburse such Purchaser for up to an aggregate of $500,000 of any and all out-of-pocket expenses.

        If only one of the Asset Sales is completed, we would evaluate all of our available options, including, but not limited to attempting to secure additional financing. It is uncertain whether we can secure sufficient financing to fund our ongoing operations on terms acceptable to us, if at all, within a time frame necessary to continue our ongoing operations. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may seek further stockholder approval to dissolve or we may file for, or be forced to resort to, bankruptcy protection (See "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution" for a more complete description of the Plan of Liquidation). Even if we are able to secure additional financing on terms acceptable to us after completing one of the Asset Sales, it is uncertain whether our remaining intellectual property assets would be sufficient for us to continue operating as an ongoing business.

The opinions obtained by us from RBC will not reflect changes in circumstances between the signing of the Asset Purchase Agreements and the consummation of the Asset Sales.

        We have not obtained updated fairness opinions from RBC. Changes in our operations and prospects, general market and economic conditions and other factors that may be beyond our control, and on which RBC's opinions were based, may significantly alter the value of our assets being sold in the Asset Sales. Neither of the fairness opinions speaks as of the time the Asset Sales will be consummated or as of any date other than the date of such opinions. Because we do not currently anticipate asking RBC to update its opinions, the opinions will not address the fairness of the Asset Sales, from a financial point of view, at the time the Asset Sales are consummated.

Risks Related to the Liquidation and Dissolution

If our stockholders approve the Asset Sales, but vote against the Plan of Liquidation, we intend to complete the Asset Sales, which will have transferred substantially all of our assets to the Purchasers, and we would have no material operations after the consummation of the Asset Sales.

        The Plan of Liquidation is subject to the approval by our stockholders and subsequent consummation of the Asset Sales. If our stockholders do not approve and adopt the Plan of Liquidation, we will complete the Asset Sales if they are approved by our stockholders and the other conditions to closing are met. In this case, we will have transferred substantially all of our assets to BGX and Novo. We would have no material operations after the consummation of the Asset Sales, and would retain only a few employees required to maintain our corporate existence. We estimate the amount of our ongoing operating expenditures would be approximately $2,200,000 per year, which would decrease to $500,000 per year in the event that we negotiate a termination of our real estate leases. At this time, our Board of Directors has not identified employees that would be retained under such circumstances. However, we do not anticipate that any of our current executive officers would be retained as employees.

        Under such circumstances, with no material operating assets and no Plan of Liquidation approved, we intend to declare and pay to our stockholders a cash dividend of at least $15,300,000, or $0.28 per share of our common stock. This cash dividend amount assumes we will retain sufficient cash to fully meet our obligations under our real estate leases and to fund our ongoing non-facility-related operating expenditures of approximately $500,000 per year for the remainder of the term of the real estate leases. The cash dividend amount also assumes we will not retain cash with respect to payment of liquidated damages to investors in our March 2007 equity financing because such damages would be payable only in connection with the Plan of Liquidation (see "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution—Background of the Liquidation" for a more detailed description of the potential payment of liquidated damages in connection with our March 2007 equity financing). If a cash dividend is paid, any cash in excess of such cash dividend will be retained to fund ongoing operating expenses.

If we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each of our stockholders could be held liable for payment to our creditors for amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to each such stockholder.

        Under Delaware law, in the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each stockholder could be held liable for the payment to our creditors of amounts received by such stockholder from our liquidating distributions. No stockholder will be liable for more than such stockholder's pro rata share of any such claim. Accordingly, in such event a stockholder could be required to return all distributions previously received from us in liquidation, and thus, would receive nothing from us as a result of the Plan of Liquidation. Moreover, in the event a stockholder has paid taxes on amounts theretofore received, a repayment of all or a portion of such amount could result in a situation in which a stockholder may incur a net tax cost if the repayment of the amount distributed does not cause a reduction in taxes payable in an amount equal to the amount of the taxes paid on amounts previously distributed (See "Material U.S. Federal Income Tax Consequences of the Plan of Liquidation"). While we cannot be certain, after a review of our assets and liabilities, we believe that the Contingency Reserve (as defined below) will be adequate and that a return of amounts previously distributed will not be required.

We cannot be certain of the amount, if any, of the distribution to our stockholders under the Plan of Liquidation.

        Liquidation and dissolution may not create value to our stockholders or result in any remaining capital for distribution to our stockholders. Our current estimate is that there will be between $18,000,000 and $27,700,000, or $0.33 to $0.51 per share of our common stock, available for distribution over time to our stockholders. However, we cannot be certain of the precise amount available for distribution to our stockholders pursuant to the Plan of Liquidation. Uncertainties regarding contractual liability claims related to our real estate leases and to warrants issued in connection with our March 2007 equity financing make it difficult to predict with certainty the amount available for distribution, if any, to our stockholders.

We will continue to incur claims, liabilities and expenses that will reduce the amount available for distribution to our stockholders.

        Claims, liabilities and expenses from operations (including, but not limited to, operating costs such as salaries, directors' fees, directors' and officers' insurance, payroll and local taxes, legal and accounting fees and miscellaneous office expenses) will continue to be incurred as we seek to close the Asset Sales and wind down operations in dissolution.

        We anticipate that the total amount of employee severance costs will be $5,700,000, of which $4,200,000 will be paid to executive officers (assuming no excise tax gross-up payments are due (See "Proposal No. 1: Approval of the BGX Asset Sale—Interests of Certain Persons in the Asset Sales and the Plan of Liquidation.")), $1,300,000 will be paid to other employees and $200,000 relates to associated payroll taxes. We have also guaranteed the payment of $300,000 of 2008 bonuses to certain employees below the level of vice president if the employment of those individuals is terminated prior to the awarding of 2008 bonuses by the Compensation Committee of the Board of Directors. In addition, the Compensation Committee will decide whether to award 2008 employee bonuses to our executive officers and certain other employees ("Other Bonus Pool Employees"). The target amount of 2008 bonuses that may be awarded to the Other Bonus Pool Employees by the Compensation Committee is $800,000. The actual amount paid with respect to 2008 employee bonuses may be more or less than the target amount depending on the Compensation Committee's evaluation of both our and our employees' performance during 2008.

        We also estimate that salary, directors' fees, and related benefits payable to employees after the closing of the Asset Sales would be approximately $400,000, of which $300,000 would be incurred during the initial 30 days following closing of the Asset Sales. These expenses will reduce the amount of assets available for ultimate distribution to stockholders. If available cash and amounts received on the sale of non-cash assets are not adequate to provide for our obligations, liabilities, expenses and claims, we may not be able to distribute meaningful cash, or any cash at all, to our stockholders.

Distribution of assets, if any, to our stockholders could be delayed.

        Subject to the consummation of the Asset Sales and to stockholder approval of the Plan of Liquidation, we anticipate that an initial distribution of liquidation proceeds, if any, will be made to our stockholders within 60 days after the closing of the Asset Sales. As we liquidate our remaining assets and pay off our outstanding liabilities, including our real estate leases, we will distribute additional liquidation proceeds, if any, to our stockholders as our Board of Directors deems appropriate. The negotiations regarding the termination of our real estate leases may cause a significant delay to distribution of additional liquidation proceeds. Additionally, a creditor could seek an injunction against the making of distributions to our stockholders on the ground that the amounts to be distributed were needed to provide for the payment of our liabilities and expenses. Any action of this type could delay or substantially diminish the amount available for distribution to our stockholders.

Our stock transfer books will close on the date we file the certificate of dissolution with the Secretary of State of the State of Delaware, after which we will discontinue recording transfers of shares of our common stock.

        We intend to close our stock transfer books and discontinue recording transfers of shares of our common stock at the close of business on the date we file the certificate of dissolution with the Secretary of State of the State of Delaware (the "Final Record Date"). Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books. The proportionate interests of all of our stockholders will be fixed on the basis of their respective stock holdings at the close of business on the Final Record Date, and, after the Final Record Date, any distributions made by us will be made solely to stockholders of record at the close of business on the Final Record Date.

We will continue to incur the expenses of complying with public company reporting requirements, which may be economically burdensome.

        We have an obligation to continue to comply with the applicable reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act") even though compliance with such reporting requirements would be economically burdensome if we are unable to suspend our Exchange Act reporting obligations. In order to curtail expenses, contemporaneously with filing the certificate of dissolution with the Secretary of State of the State of Delaware, we intend to seek termination of the registration of our common stock and suspend our reporting obligations under the Exchange Act. To the extent that we are unable to terminate the registration of our common stock, we would be obligated to continue complying with the applicable reporting requirements of the Exchange Act.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The Proposals to Be Voted On

Q:
What proposals will be voted on at the Special Meeting?

A:
The following four proposals will be voted on at the Special Meeting:

•
to approve the BGX Asset Purchase Agreement and the BGX Asset Sale (See "Proposal No. 1: Approval of the BGX Asset Sale" beginning on page 38 of this Proxy Statement for a more detailed description of the transaction with BGX).

•
to approve the Novo Asset Purchase Agreement and the Novo Asset Sale (See "Proposal No. 2: Approval of the Novo Asset Sale" beginning on page 80 of this Proxy Statement for a more detailed description of the transaction with Novo).

•
to approve and adopt the Plan of Liquidation (See "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution" beginning on page 111 of this Proxy Statement for a more detailed description of the proposed liquidation and dissolution of the Company).

•
to adjourn the Special Meeting, regardless of whether a quorum is present. The fourth proposal will be voted on only if necessary to solicit additional votes in favor of approval of the BGX Asset Sale, the Novo Asset Sale and/or the approval and adoption of the Plan of Liquidation.

  See "Notice of Special Meeting of Stockholders."

Recommendation of the Board of Directors

Q:
What is the Board of Directors' recommendation with respect to the BGX Asset Sale proposal, the Novo Asset Sale proposal and the Plan of Liquidation proposal?

A:
Our Board has unanimously:

•
determined that the BGX Asset Sale, the Novo Asset Sale and the other transactions contemplated by the Asset Sales, are fair to, advisable and in the best interests of the Company and our stockholders;

•
adopted the opinion of RBC that the consideration to be received by us from BGX upon the closing of the BGX Asset Sale is fair to us from a financial point of view and adopted the opinion of RBC that the consideration to be received by us from Novo upon the closing of the Novo Asset Sale is fair to us from a financial point of view;

•
approved in all respects the BGX Asset Sale, the Novo Asset Sale and the other transactions contemplated by the Asset Sales; and

•
recommended that our stockholders vote "FOR" the approval of the BGX Asset Sale and "FOR" the approval of the Novo Asset Sale.

  One member of our Board of Directors, Brian H. Dovey, abstained from voting on the Plan of Liquidation, due to a potential conflict of interest arising out of his affiliation with an investment fund that participated in our March 2007 equity financing. Other than the abstaining member, each member of our Board of Directors has:

  •
  determined that the Plan of Liquidation, and the other transactions contemplated thereby, are fair to, advisable and in the best interests of us and our stockholders;

  •
  subject to the approval of the Asset Sales by our stockholders and the subsequent consummation of the Asset Sales, approved and adopted in all respects the Plan of Liquidation and the other transactions contemplated thereby; and

  •
  recommended that our stockholders vote "FOR" the approval and adoption of the Plan of Liquidation.

  Accordingly, our Board of Directors recommends a vote "FOR" approval of the BGX Asset Sale, "FOR" approval of the Novo Asset Sale, "FOR" approval and adoption of the Plan of Liquidation and "FOR" the adjournment of the Special Meeting, regardless of whether a quorum is present, if necessary to solicit additional votes in favor of the BGX Asset Sale, the Novo Asset Sale and/or the Plan of Liquidation.

 The Asset Sales

Q:
What will happen if the BGX Asset Sale and the Novo Asset Sale are approved?

A:
If the BGX Asset Sale and the Novo Asset Sale are approved, we will consummate the Asset Sales subject to satisfaction of the closing conditions set forth in the Asset Purchase Agreements. We anticipate that the transactions will close shortly after the Special Meeting.

Q:
Why did we enter into the Asset Purchase Agreements?

A:
After due consideration of all other alternatives reasonably available to us, our Board of Directors concluded that the completion of the sale of substantially all of our assets to BGX and Novo for an aggregate of $43,000,000 in cash was the only alternative reasonably likely to enable us to satisfy our outstanding obligations and to maximize value to our stockholders.

Q:
Who are the Purchasers?

A:
BioGeneriX AG

  Since 2004, we have collaborated with BGX to use our proprietary GlycoPEGylation technology to co-develop a long-acting version of granulocyte colony stimulating factor, or G-CSF. BGX, a subsidiary of ratiopharm, was founded in June 2000 to develop biopharmaceutical drugs with known modes of action and established drug markets. Ratiopharm is a producer of generic pharmaceuticals and is based in Germany.

  Novo Nordisk A/S

  Since 2003, we have collaborated with Novo to use our GlycoPEGylation technology to develop next-generation versions of recombinant Factors VIIa, VIII and IX, one of which, Factor VIIa, is currently marketed by Novo. Novo is a company organized under the laws of Denmark. Novo is a healthcare company that markets products for diabetes care, hemostasis management, growth hormone therapy and hormone replacement therapy. With headquarters in Denmark, Novo employs approximately 26,550 employees in 80 countries, and markets its products in 179 countries.

Q:
What is the purchase price for the assets being sold in the Asset Sales?

A:
The Purchasers will pay us an aggregate amount of $43,000,000 in cash for the assets to be sold.

Q:
What assets are being sold to the Purchasers?

A:
The assets we propose to sell to Novo consist of substantially all of our intellectual property assets, including substantially all of our intellectual property assets that relate to the discovery, research, development, commercialization or other exploitation of any compound or product developed for the use in the prevention or treatment of acquired or hereditary hemorrhagic disorders, our books, records, files and documents related to such assets and our inventory of reagents related to the use of such assets or manufactured by us in connection with our collaboration with Novo. The assets we propose to sell to BGX consist of certain intellectual property assets that relate to the discovery, research, development, commercialization or other exploitation of any compound or product developed relating to G-CSF and to any other peptide or protein not otherwise purchased by Novo, our books, records, files and documents related to such assets and our inventory of materials related to the use of such assets.

Q:
What assets are not being sold to the Purchasers?

A:
We are not selling our cash, cash equivalents and investments, accounts receivable, potential tax refunds, property, plant and equipment, our real estate leases and certain other immaterial assets, including our intellectual property related to the exploitation of non-GlycoPEGylated glycolipids or oligosaccharides not attached to a peptide or protein.

Q:
What liabilities will be assumed by the Purchasers?

A:
Each Purchaser will assume only certain specified liabilities related to the assets purchased by such Purchaser. All other liabilities will remain our obligation, including, but not limited to, contract claims, obligations under our real estate leases and employee-related plans and agreements.

Q:
What will happen if the Asset Sales are not approved?

A:
As of September 30, 2008, we had $7,100,000 of cash and cash equivalents. If the Asset Sales are not approved by our stockholders, we believe that our existing cash and cash equivalents, expected proceeds from collaborations and license arrangements, and interest income would be sufficient to meet our operating and capital requirements (including payment of all costs and Potential Expense Reimbursements related to the Asset Sales) through the second quarter of 2009, although changes in our collaborative relationships or our business, whether or not initiated by us, may affect the rate at which we deplete our cash and cash equivalents.

  Assuming neither Asset Sale is consummated, we must obtain substantial additional financing in order to continue our operations beyond the second quarter of 2009. There are no assurances that funding will be available when we need it on terms that we find favorable, if at all. In the event that we determine that we are unable to secure additional funding when required, we expect to downsize or wind down our operations through liquidation or bankruptcy. Any decision to downsize or wind down our operations may occur at any point on or before the second quarter of 2009.

  Accordingly, if the Asset Sales are not completed, whether due to our stockholders not approving the transactions or due to all closing conditions not being satisfied or waived, we will attempt to secure additional financing and if we are unsuccessful, we may seek further stockholder approval to wind down operations. It is unclear whether there would be funds available for distribution to stockholders if we seek further stockholder approval to wind down our operations.

Q:
What will happen if only one of the Asset Sales is approved?

A:
We are requesting that our stockholders separately approve each Asset Sale. Our stockholders could approve one Asset Sale and not the other. However, each Asset Purchase Agreement includes a condition that provides that the Purchaser is not obligated to close its Asset Sale unless a closing occurs under the Asset Purchase Agreement with the other Purchaser. Therefore, if only one of the Asset Sales is approved by our stockholders, the Purchaser in such approved Asset Sale has the contractual right, but not the obligation to close on its Asset Sale. Notwithstanding that contractual right, the Asset Sales were not structured to address all issues relating to closing one Asset Sale and not the other. For example, if stockholders vote to complete the Novo Asset Sale and not the BGX Asset Sale, even if Novo were to agree to do so, we may not be able to restructure the existing Novo transaction documents to do so or to obtain the consent of BGX under the existing BGX Collaboration Agreement to close the Novo Asset Sale. Similarly, if stockholders vote to complete the BGX Asset Sale and not the Novo Asset Sale, the intellectual property sharing and post-transaction cooperation agreements would have to be restructured in a manner that is compliant with the existing Novo Collaboration Agreement to proceed to close the BGX Asset Sale. Furthermore, material changes in the transaction documents of a particular Asset Sale would likely require re-approval by our Board of Directors and stockholders, which may cause a significant delay in closing such Asset Sale, if such closing occurs at all. In addition, for the

  Purchaser in the Asset Sale not approved by our stockholders, we are required to reimburse such Purchaser for up to an aggregate of $500,000 of any and all out-of-pocket expenses.

  If only one of the Asset Sales is completed, we would evaluate all of our available options, including, but not limited to attempting to secure additional financing. It is uncertain whether we can secure sufficient financing to fund our ongoing operations on terms acceptable to us, if at all, within a time frame necessary to continue our ongoing operations. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may seek further stockholder approval to dissolve or we may file for, or be forced to resort to, bankruptcy protection (See "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution" beginning on page 111 of this Proxy Statement for a more complete description of the Plan of Liquidation). Even if we are able to secure additional financing on terms acceptable to us after completing one of the Asset Sales, it is uncertain whether our remaining intellectual property assets would be sufficient for us to continue operating. It is uncertain whether we would pay our stockholders a cash dividend from the proceeds of the completed Asset Sale.

Q:
What are the other conditions to closing the Asset Sales?

A:
Conditions to closing of the Asset Sales include, but are not limited to, the absence of any event or development of a state of circumstances that, individually or in the aggregate, has had, or could reasonably be expected to result in, a "Material Adverse Effect" as that term is defined in the Asset Purchase Agreements, the simultaneous closing of the BGX Asset Sale and the Novo Asset Sale, the receipt by us of an acknowledgment of or consent to assignment, as applicable, of certain third party license agreements (all of which have been obtained), the issuance and effectiveness of a clinical trial liability tail policy and the payment by us of premiums thereunder, and, with respect to the BGX Asset Sale, the issuance and effectiveness of a representation and warranty insurance policy and the payment by us of the premiums thereunder.

Q:
What are the federal and state income tax consequences to us of the Asset Sales?

A:
We believe that we will not incur any federal or state income taxes as a result of the BGX Asset Sale or the Novo Asset Sale because our basis in the assets being sold exceeds the sale proceeds that will be received from BGX and Novo.

The Plan of Liquidation and Possible Distributions to Stockholders

Q:
What will happen if the Plan of Liquidation is approved and adopted?

A:
If the Plan of Liquidation is approved and adopted and the Asset Sales are consummated, we intend to file, within 60 days of the closing of the Asset Sales, a certificate with the Delaware Secretary of State to dissolve the Company as a legal entity, complete the liquidation of our remaining assets, and satisfy (or make provisions to satisfy) our remaining obligations. We would take all steps necessary to reduce our operating expenses through the termination of employees and other cost-cutting measures. Subject to the consummation of the Asset Sales and to stockholder approval of the Plan of Liquidation, we anticipate that an initial distribution of liquidation proceeds, if any, will be made to our stockholders within 60 days after the closing of the Asset Sales. As we liquidate our remaining assets and pay off our outstanding liabilities, including our real estate leases, we will distribute additional liquidation proceeds, if any, to our stockholders as our Board of Directors deems appropriate. The negotiations regarding the termination of our real estate leases may cause a significant delay to distribution of additional liquidation proceeds. Additionally, a creditor could seek an injunction against the making of distributions to our stockholders on the ground that the amounts to be distributed were needed to provide for the payment of our liabilities and expenses. Any action of this type could delay or substantially diminish the amount available for distribution to our stockholders.

Q:
What is the amount of the payment that stockholders will receive from our liquidation assuming that the Asset Sales are consummated?

A:
Assuming that the Asset Sales are consummated on the terms described herein, and that we complete the liquidation of our remaining assets and the payment of, or provision for, all of our liabilities, we estimate that the aggregate amount ultimately distributed to our stockholders would be $0.33 per share at the low end of the range and $0.51 per share at the high end of the range. The most significant variables in the amount we would distribute to stockholders are the contractual liability claims related to our real estate leases and the cash payment value for warrants issued in connection with our March 2007 equity financing.

  Other factors that may affect the per share distribution amount to stockholders include, but are not limited to, the actual amount of expenses we incur for such things as legal and accounting fees related to the Asset Sales and the Plan of Liquidation, operating expenses and other liabilities we incur that would reduce the per share distribution amount (See "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution—Liquidating Distributions; Nature; Amount; Timing" beginning on page 114 including the chart on page 117 of this Proxy Statement for a more detailed description of the fees, expenses and liabilities described above). Such factors could reduce the estimated distribution amounts (See "Caution Regarding Forward-Looking Statements" beginning on page 15 of this Proxy Statement).

Q:
When will stockholders receive any payment from our liquidation?

A:
Subject to the consummation of the Asset Sales and to stockholder approval of the Plan of Liquidation, we anticipate that an initial distribution of liquidation proceeds, if any, will be made to our stockholders within 60 days after the closing of the Asset Sales. As we liquidate our remaining assets and pay off our outstanding liabilities, including our real estate leases, we will distribute additional liquidation proceeds, if any, to our stockholders as our Board of Directors deems appropriate. The negotiations regarding the termination of our real estate leases may cause a significant delay to distribution of additional liquidation proceeds. Additionally, a creditor could seek an injunction against the making of distributions to our stockholders on the ground that the amounts to be distributed were needed to provide for the payment of our liabilities and expenses. Any action of this type could delay or substantially diminish the amount available for distribution to our stockholders.

Q:
If you purchased shares and warrants in our 2007 equity financing, will you receive any consideration in respect of such warrants?

A:
Each warrant holder has an option to receive a cash payment within 30 days of the closing of the Asset Sales in exchange for such holder's warrants. The aggregate cash payment amount, which will be determined according to the terms of the warrants, is expected to be up to $4,200,000, or up to $0.44 per warrant share, depending on the trading volatility of our common stock prior to, and common stock price at the time of, valuing the warrants. Various estimates of the aggregate cash payment amount for the warrants have been factored into the estimated aggregate distribution per share of common stock.

Q:
Do our executive officers and directors have any interest in the Plan of Liquidation or the Asset Sales?

A:
Certain of our executive officers have employment and change in control agreements that provide for severance payments, continuation of medical benefits, outplacement services and full vesting of all unvested stock options if any such executive officer's employment is terminated by us without "cause" or due to the executive officer's resignation with "good reason" in connection with a "change in control." The consummation of the Asset Sales will be deemed a "change of control" under these agreements. The employment of each of these executive officers will be terminated by us either prior to or during the wind down of our activities. In either case, such terminations will likely be deemed terminations without cause in connection with a change in control. The cost for the severance payments, continuation of medical benefits and outplacement services for all executive officers is approximately $4,200,000, assuming no excise tax gross-up payments are due. There are 726,250 shares of common stock underlying unvested stock options held by our executive officers that will vest as a result of the Asset Sales (See "Proposal No. 1: Approval of the BGX Asset Sale—Interests of Certain Persons in the Asset Sales and the Plan of Liquidation" beginning on page 77 of this Proxy Statement). None of these stock options have an exercise price at or below our current highest estimate of the per share cash available for distribution to our stockholders in the Liquidation. We do not plan to terminate the employment of executive officers until at least 30 days after the closing of the Asset Sales. We have had preliminary discussions with Mr. Davis regarding the retention of his services. We do not know whether BGX or Novo will enter into employee or consulting arrangements with any of our executive officers.

  Our non-employee directors have an aggregate of 27,870 restricted stock units ("RSUs") in the Company. In accordance with each such director's Restricted Share Unit Agreement, each such director will receive stock certificates evidencing the conversion of his or her RSUs into an equal number of shares of our common stock immediately following the consummation of the Asset Sales.

Q:
Does the Plan of Liquidation involve any risk of liability to our stockholders?

A:
As part of our Plan of Liquidation, we are obligated to pay, or make provision for the payment of, our expenses and our fixed and contingent liabilities. Under Delaware law, a stockholder could be held personally liable to our creditors for any deficiency, to the extent of such stockholder's previous distributions from us in liquidation, if we fail to make adequate provision for the payment of our expenses and liabilities. Moreover, if a stockholder has paid taxes on distributions previously received by the stockholder, a repayment of all or a portion of the prior distribution could result in a stockholder incurring a net tax cost if the stockholder's repayment of an amount previously distributed does not cause a commensurate reduction in taxes payable by that stockholder. If we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each of our stockholders could be held liable for payment to our creditors for amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to such stockholder.

Relationship Between the Asset Sales and Plan of Liquidation Proposals

Q:
Is the Plan of Liquidation conditioned upon the completion of the Asset Sales?

A:
Yes. The Plan of Liquidation is conditioned upon our stockholders' approval of the Asset Sales and the subsequent consummation of the Asset Sales. If the Asset Sales are not approved by our stockholders or otherwise fail to be consummated, we will attempt to secure additional financing. It is uncertain whether we can secure sufficient financing to fund our ongoing operations on terms acceptable to us, if at all, within a time frame necessary to continue our ongoing operations. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may seek stockholder approval to dissolve or file for, or be forced to resort to, bankruptcy protection.

Q:
Are the Asset Sales conditioned upon the Plan of Liquidation being approved and adopted?

A:
No. The Asset Sales are not conditioned upon the Plan of Liquidation being approved and adopted.

Q:
What will happen if the Asset Sales are approved and the Plan of Liquidation is not approved and adopted?

A:
If our stockholders do not approve and adopt the Plan of Liquidation, we will complete the Asset Sales if they are approved by our stockholders and the other conditions to closing are met. In this case, we will have transferred substantially all of our assets to BGX and Novo. We would have no material operations after the Asset Sales, and will retain only a few employees required to maintain our corporate existence. We estimate the amount of our ongoing operating expenditures would be approximately $2,200,000 per year, which would decrease to approximately $500,000 per year in the event that we negotiate a termination of our real estate leases. At this time, our Board of Directors has not identified employees who would be retained under such circumstances. However, we do not anticipate that any of our current executive officers would be retained as employees.

  Under such circumstances, with no material operating assets and no Plan of Liquidation approved, we intend to declare and pay to our stockholders a cash dividend of at least $15,300,000, or $0.28 per share of our common stock. This cash dividend amount assumes we will retain sufficient cash to fully meet our obligations under our real estate leases and to fund our ongoing non-facility- related operating expenditures of approximately $500,000 per year for the remainder of the term of our real estate leases. The cash dividend amount also assumes we will not retain cash with respect to payment of liquidated damages to investors in our March 2007 equity financing because we believe such damages are payable only in connection with the Plan of Liquidation (see "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution—Background of the Liquidation" beginning on page 111 of this Proxy Statement for a more detailed description of the potential payment of liquidated damages in connection with our March 2007 equity financing). If a cash dividend is paid, any cash in excess of such cash dividend will be retained to fund ongoing operating expenses.

Q:
Will the distributions be taxable?

A:
In general, if the Plan of Liquidation is approved and adopted, our stockholders will recognize gain or loss based on the difference between the aggregate value of distributions to such stockholders and such stockholder's tax basis in the common stock (See "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution—Material U.S. Federal Income Tax Consequences of the Plan of Liquidation" beginning on page 123 of this Proxy Statement).

  If the Plan of Liquidation is not approved and adopted and we declare and pay a cash dividend to our stockholders, the stockholders will have taxable dividend income to the extent of the stockholders' share of our current and accumulated earnings and profits. As of the date of this Proxy Statement, we have no accumulated earnings and profits, and we do not expect to have any current earnings and profits. To the extent the cash dividend exceeds this amount, the excess will first be treated as tax-free return of capital to the extent of the stockholders' basis in our stock and the remainder will be treated as capital gain from the sale of our stock.

Voting Matters

Q:
What vote is required?

A:
The proposals to approve each of the Asset Sales and the Plan of Liquidation require the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote on such proposals. Since the affirmative vote of a majority of the outstanding shares of our common stock is required for each of these three proposals, it is critical that as many stockholders as possible vote their shares.

Q:
What happens if we do not have a quorum or enough affirmative votes at the Special Meeting?

A:
If we do not have a quorum at the Special Meeting or if we do not have sufficient affirmative votes in favor of the three proposals, we may seek to adjourn the Special Meeting to a later time to permit further solicitation of proxies if necessary to obtain additional votes in favor of the foregoing items. We may seek to adjourn the Special Meeting without notice, other than by the announcement made at the Special Meeting. Under our bylaws, we can adjourn the Special Meeting by approval of the holders of a majority of the shares of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote. We are soliciting proxies to vote in favor of adjournment of the Special Meeting, regardless of whether a quorum is present, if necessary to provide additional time to solicit votes in favor of approval of each of the Asset Sales and/or the Plan of Liquidation. If adjourning the Special Meeting does not enable a quorum to be established, the proposals will not pass. Further, if adjourning the Special Meeting does not enable us to attract sufficient affirmative votes in favor of one or more of the proposals, such proposals will not pass.

Q:
What do you need to do now?

A:
You should read the information contained in this Proxy Statement carefully and promptly submit your proxy card in the enclosed pre-addressed envelope (or vote by telephone or Internet) or promptly submit your voting instruction card to your broker, banker or other nominee (or vote by telephone or Internet if your broker, bank or other nominee offers such options) to ensure that your vote is counted at the Special Meeting.

Q:
Do you have to attend the Special Meeting in order to vote?

A:
No. If you want to have your vote count at the Special Meeting, but not actually attend the Special Meeting in person, you may vote by granting a proxy by submitting a proxy card or by voting by telephone or the Internet or, for shares held through a broker, bank or other nominee, by submitting voting instructions to your broker, bank or other nominee. If you hold your shares in "street name," most brokerage firms, banks and other nominees offer telephone and Internet voting options. Check the information forwarded by your bank, broker or other nominee to see which options are available to you. You can vote by the following methods:

Proxies

         By Mail—You may submit your proxy by mail by signing and dating your proxy card and mailing it in the enclosed pre-addressed envelope. Proxy cards properly executed, duly returned to us and not revoked will be voted in accordance with the specifications made in the proxy card.

         By Internet—Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the website at www.proxyvote.com. You will be prompted to enter your 12-digit Control Number, which is located below the voting instructions on your proxy card, to obtain your records and create an electronic proxy card for your voting instructions.

         By Phone—Use any touch tone telephone to transmit your voting instructions by dialing telephone number (800) 690-6903. Have your proxy card in hand when you call.

Voting Instructions

        If you hold your shares through a broker, bank or other nominee, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares. Most of these organizations offer voting by telephone or Internet.

Q:
What happens if you do not return a proxy card, vote by Internet, vote by phone or vote in person at the Special Meeting?

A:
The failure to vote will have the same effect as voting AGAINST approval of the Asset Sales and approval and adoption of the Plan of Liquidation and will have no effect on the proposal to adjourn the Special Meeting if necessary to provide additional time to solicit votes in favor of approval of each of the Asset Sales and/or approval and adoption of the Plan of Liquidation.

Q:
What happens if you vote to ABSTAIN?

A:
A vote to abstain will have the same effect as a vote AGAINST the Asset Sales and the Plan of Liquidation proposals and will have no effect on the proposal to adjourn the Special Meeting if necessary to provide additional time to solicit votes in favor of approval of each of the Asset Sales and/or approval and adoption of the Plan of Liquidation.

Q:
What happens if you return a signed proxy card, but do not indicate how to vote your shares?

A:
If you do not include instructions on how to vote your properly signed and dated proxy, your shares will be voted FOR the proposals.

Q:
Can you change your vote after you have mailed your signed proxy or voting instruction card?

A:
Yes. You can change your vote at any time before proxies are voted at the Special Meeting. Proxies may be revoked by any of the following actions:

•
Delivering a written notice to A. Brian Davis, our Senior Vice President and Chief Financial Officer, at 102 Rock Road, Horsham, PA 19044, that you are revoking your proxy;

•
submitting new voting instructions using any of the methods described above; or

•
attending the Special Meeting and voting in person (although attendance at the Special Meeting will not, by itself, revoke a proxy).

  If your shares are held in "street name" by your broker, bank or other nominee, you must submit new voting instructions to your broker, bank or other nominee, or obtain the proper documentation from your broker, bank or other nominee to vote your shares at the Special Meeting.

Q:
If your shares are held in "street name" by your broker, bank or other nominee, will your broker, bank or other nominee vote your shares on your behalf?

A:
If your shares are held in a stock brokerage account or by a bank or other nominee, then you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote and are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting, unless you request a proxy from your broker, bank or other nominee. Your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing it on how to vote your shares.

  Brokers who hold shares in "street name" for customers have the authority to vote on "routine" proposals when they have not received voting instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approval of non-routine matters, such as the approval of the Asset Sales and approval and adoption of the Plan of Liquidation and, as a result, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote those shares, referred to generally as "broker non-votes." Broker non-votes will, however, be considered as "present" for purposes of determining a quorum. Broker non-votes will have the effect of a vote AGAINST proposals 1, 2 and 3 and will have no effect on proposal 4. Your broker will send you information regarding how to instruct it on how to vote on your behalf. If you do not receive a voting instruction card from your broker, bank or other nominee, please contact your broker to get the voting instruction card. YOUR VOTE IS CRITICAL TO THE SUCCESS OF OUR PROPOSALS. We encourage all stockholders whose shares are held in "street name" to provide their broker, bank or other nominee with instructions on how to vote.

Q:
Can you still sell your shares of common stock?

A:
Yes, however, during 2008, we have received a number of letters from NASDAQ indicating deficiencies related to our failure to satisfy certain NASDAQ listing standards. Any of these deficiencies may constitute a basis for delisting of our common stock. We have an appeal hearing with NASDAQ scheduled for December 18, 2008. We continue to evaluate whether or not to pursue the appeal hearing. If we are unsuccessful at the appeal hearing, or if we decide not to pursue the appeal hearing, our common stock will be delisted from NASDAQ and we will promptly seek eligibility to commence trading of our common stock on the OTC Bulletin Board or the Pink OTC Markets Inc.

  If the Plan of Liquidation is approved and adopted by our stockholders and the Asset Sales are approved by our stockholders and the Asset Sales are consummated, our Board of Directors will file a certificate of dissolution with the Delaware Secretary of State. We will close our stock transfer books and discontinue recording transfers of shares of our common stock at the close of business on the date we file the certificate of dissolution with the Delaware Secretary of State. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books. In order to curtail expenses, after filing our certificate of dissolution, we intend to terminate the registration of our common stock and suspend our reporting obligations under the Exchange Act.

Q:
Do you have any appraisal rights in connection with the Asset Sales or the Plan of Liquidation?

A:
No. Our stockholders do not have appraisal rights in connection with the Asset Sales or the Plan of Liquidation.

Stockholder Questions

Q:
Who can help answer your questions?

A:
If you have any questions about the Special Meeting or the proposals to be voted on at the Special Meeting, or if you need additional copies of this Proxy Statement or copies of any of our public filings referred to in this Proxy Statement, you should contact Georgeson, Inc., our proxy solicitor, at (800) 261-1054 or A. Brian Davis, our Senior Vice President and Chief Financial Officer, at:

Neose Technologies, Inc.
102 Rock Road
Horsham, Pennsylvania 19044
215-315-9000

GENERAL BACKGROUND OF THE SALE PROCESS APPLICABLE TO BOTH
ASSET SALES AND THE PLAN OF LIQUIDATION

        During the first half of 2006, we began efforts to obtain the additional funding necessary to continue our operations and considered a variety of alternatives, including renegotiating our collaborations with Novo and BGX to provide greater up-front payments, entering into an alternative strategic alliance that could include a substantial up-front payment, completing an equity financing and completing a debt financing. Although our preference was to obtain funding in a non-dilutive manner to our then existing stockholders, we were unable to conclude a transaction during the second half of 2006 and early 2007 to avoid an equity financing.

        In March 2007, we sold, through a private placement, 21.4 million shares of our common stock and warrants to purchase 9.6 million shares of our common stock, at a price of $2.02 per unit, generating net proceeds of $40,500,000. In connection with the equity financing, we implemented a restructuring of operations in March 2007. The restructuring was designed to allow for significantly higher clinical development costs for GlycoPEG-EPO ("NE-180"), at that time our lead product candidate being developed as an erythropoiesis-stimulating agent ("ESA") for the treatment of anemia in patients with chronic kidney disease and cancer patients receiving chemotherapy. The restructuring included a workforce reduction of approximately 40%.

        In late 2006 and early 2007, the U.S. Food and Drug Administration (the "FDA") issued public health advisories describing emerging safety information about the use of ESAs. In March 2007, the FDA revised the product labeling of existing marketed ESAs to include updated warnings, a new boxed warning, and modifications to the dosing instructions.

        In May 2007, the FDA convened a meeting of the Oncologic Drugs Advisory Committee ("ODAC") to discuss the recently reported information on risks of ESAs for use in the treatment of anemia due to cancer chemotherapy. ODAC recommended that the results of certain clinical trials be submitted for FDA review as soon as the data are available, that additional clinical trials be conducted by the sponsors to evaluate the safety of the recommended doses, and that further marketing authorization be contingent upon additional changes in product labeling and additional clinical trials. ODAC also recommended a number of revisions to product labeling to provide more direction on safe use in cancer patients.

        In July 2007, the FDA announced a joint meeting of the Cardiovascular and Renal Drugs Advisory Committee ("CRDAC") and the Drug Safety and Risk Management Advisory Committee ("DSRMAC") would be held in September 2007 to discuss updated information on the risks and benefits of ESAs when used in the treatment of anemia due to chronic renal failure.

        On July 30, 2007, the Centers for Medicaid and Medicare Services released their national coverage determination ("NCD") for the use of ESAs in cancer and related neoplastic conditions for Medicare patients. The final NCD limited Medicare coverage of ESA treatment in Medicare beneficiaries by establishing dosing restrictions for the treatment of anemia secondary to myelosuppressive anticancer chemotherapy in certain cancer conditions.

        On August 9, 2007, at a regular meeting of our Board of Directors, Dr. George J. Vergis, our President and Chief Executive Officer, summarized the recent regulatory activity for ESAs and its potential negative impact to the NE-180 program and discussed its negative impact on our ability to raise additional capital. Our Board of Directors began discussion in earnest about our strategic alternatives, which included attempts to partner the NE-180 program or potentially discontinue all or part of the NE-180 program in light of future expenditures necessary to support the NE-180 program. Our Board of Directors also generally discussed the management of our remaining cash. Our Board of Directors directed management to prepare a financial analysis of the impact of discontinuing all or part of the NE-180 program.

        On August 13, 2007, at a special meeting of our Board of Directors, management presented its financial analysis regarding the NE-180 program. Our Board of Directors determined to continue the NE-180 clinical trials, but to contemporaneously speak to investment bankers and consultants about possible strategic alternatives, which could include discontinuing the NE-180 program, partnering one or more of our assets, engaging in a merger or acquisition transaction, or selling the Company.

        In September 2007, the CRDAC and DSRMAC met and recommended additional changes to product labeling of ESAs to inform patients of the risks associated with the use of ESAs.

        On September 26, 2007, at a special meeting, our Board of Directors, after interviewing several investment banks, retained RBC to explore strategic alternatives. Dr. Vergis also reported to our Board of Directors that we continued our discussions with L.E.K. Consulting LLC ("LEK"), a company with expertise in life sciences product development, corporate strategy, product strategy and transaction services, to establish a timeline and cost projections regarding the NE-180 program. Our Board of Directors determined to engage each of RBC and LEK so that our Board of Directors could make well-informed decisions regarding strategic alternatives with the benefit of reasonably known timelines and financial projections. We selected RBC based upon their reputation in the life science industry as well as their international capabilities. We selected LEK based upon recommendations from members of our Board of Directors and LEK's reputation as a strategic consultant in the life sciences sector.

        In October 2007, RBC, after consultation with management and our Board of Directors, identified 66 potential acquirers, all of whom were considered potential strategic acquirers based on their product portfolios and pipelines, their known acquisitions, interests, financial considerations and their familiarity with us as an independent entity. Included among the 66 potential acquirers were domestic and international major pharmaceutical companies, moderate-size and specialty pharmaceutical companies, and large and small biotechnology companies. RBC recommended that we focus on strategic, rather than financial, acquirers to realize value beyond our historic financial performance, particularly with no short term path to profitability.

        In November 2007, the FDA published final revisions of product labeling changes for ESAs incorporating the recommendations and discussions of the May 2007 ODAC meeting and the September 2007 CRDAC and ODAC committee meetings. The labeling changes consisted of strengthened boxed warnings, safety information and revised dosing information. In addition, the FDA also provided additional details and clarifications to the revisions made in the previous labeling update (March 2007) and included recommendations from FDA advisory committees on appropriate ESA use in cancer and chronic renal failure patients. Based upon the continued regulatory activities, we modified our engagement with LEK. The modified engagement with LEK included the evaluation of possible strategic opportunities for us without the NE-180 program in active development, focusing on our early research initiatives, re-acquiring all or part of our partnered program with BGX, acquiring late-stage compounds, and exploring acquisition or merger opportunities with other pharmaceutical and biotechnology companies.

        Throughout November and December 2007, RBC contacted the 66 potential acquirers and discussed the opportunity with representatives from each potential acquirer. Of these parties, 44 declined to receive further information, 15 chose to review a Non-Confidential Information Memorandum and seven signed a Confidentiality and Non-Disclosure Agreement. The most commonly cited reasons by parties that declined to receive additional information were that:

  •
  our technology was not a good fit;

  •
  our technology was too early stage;

  •
  the regulatory environment was too uncertain for biosimilars;

  •
  the declining party did not want to pursue development of biologics;

  •
  the declining party was too resource constrained;

  •
  the declining party was too occupied with other acquisition opportunities; and

  •
  the landscape was too competitive.

        After further discussions with the 22 interested parties during November and early December 2007, five companies expressed interest in learning more about us and the terms of a potential transaction. The five companies were BGX, Novo, a large global healthcare company, a large biopharmaceutical company, and a European-based specialty pharmaceutical company. Four of those parties elected to attend in-person management presentations that were held between November 28, 2007 and December 19, 2007 in Philadelphia. After the four parties attended the in-person management presentations, only BGX expressed interest in moving forward with any potential transaction. Novo did not attend a management presentation, but on December 14, 2007, RBC received an expression of interest from Novo, indicating an interest in purchasing our intellectual property that is the subject of its collaboration with us. The reasons cited why three out of the remaining five interested parties passed on the opportunity to pursue a potential transaction with us included some or all of the following:

  •
  our products and platform were too early stage;

  •
  our products were outside of the potential acquirer's strategic focus;

  •
  concern over the breadth and robustness of our technology;

  •
  uncertainty surrounding a regulatory approval pathway for biosimilars in the U.S. market; and

  •
  concern that the products of interest to such potential acquirers were already encumbered by licenses with BGX and Novo.

No potential buyers expressed significant interest in the NE-180 program or in acquiring the entire company.

        On December 21, 2007, at a special meeting, our Board of Directors reviewed management's summary of progress in the sale process described above, including the terms received by RBC from Novo on December 14, 2007 (See "Proposal No. 2: Approval of the Novo Asset Sale—Background of the Novo Asset Sale"). Management advised our Board of Directors that LEK's evaluation of possible strategic opportunities for us without the NE-180 program in active development indicated that focusing on our early research initiatives, re-acquiring all or part of our partnered program with BGX, or acquiring late-stage compounds, would be challenging due to our current financial condition, our inability to raise additional capital and the competitive environment to obtain late stage compounds at an attractive price. Therefore, LEK narrowed its focus to exploring acquisition or merger opportunities with other pharmaceutical and biotechnology companies. In addition, management reviewed with our Board of Directors the recent regulatory actions in the U.S. and Europe relating to safety concerns about marketed ESAs and their impact on both the market potential for new ESAs, and the likelihood that a collaborative relationship could be formed for the future development of NE-180 in the near future. Our Board of Directors discussed our strategic direction in light of management's summary of the progress by RBC and LEK.

        In January 2008, management discussed with LEK the sale process and the initial terms received by RBC from Novo on December 14, 2007 and from BGX on January 11, 2008 (See "Proposal No. 1: Approval of the BGX Asset Sale—Background of the BGX Asset Sale" and "Proposal No. 2: Approval of the Novo Asset Sale—Background of the Novo Asset Sale"). LEK advised management that we were more likely to achieve an outcome favorable to our stockholders by pursuing the Asset Sales with BGX and Novo, rather than continuing on with the LEK engagement.

        In January 2008, RBC made a presentation to management regarding potential financing alternatives available to us. The presentation reviewed recent PIPE activity, the market for PIPE transactions and timing of a possible PIPE transaction.

        On January 22, 2008, at a special meeting, our Board of Directors reviewed the initial terms received by RBC from Novo on December 14, 2007 and from BGX on January 11, 2008. Management updated our Board of Directors regarding the RBC presentation delivered to management regarding potential financing alternatives and with respect to discussions that management recently had with potential lenders, none of which issued a term sheet. Our Board of Directors did not make any decisions, but determined to convene in about a week to discuss the status of the NE-180 program, including whether to continue or discontinue the NE-180 program.

        On January 28, 2008, at a special meeting, our Board of Directors formally determined to discontinue the NE-180 program. Our Board of Directors decided to discontinue further development of NE-180 primarily as a result of an evaluation of commercial prospects and the lack of likelihood of entering into a timely collaboration for the compound in the context of increased safety concerns in the category. In connection with the discontinuation of the NE-180 program, we implemented a workforce reduction of approximately 35%.

        On February 27, 2008, at a regularly scheduled meeting, our Board of Directors was given an update by management on our financial position, which included projected cash balances through the third quarter of 2009. Our Board of Directors discussed the possibility of raising capital, noting the likely difficulty of a successful financing on acceptable terms in the current market environment and with our revised strategic direction after the discontinuation of our lead product, NE-180. In addition, our Board of Directors was advised that on February 19, 2008, we received a letter from NASDAQ warning that we faced delisting from NASDAQ for the failure to meet NASDAQ's minimum closing bid price requirement. Since BGX and Novo were the only parties that expressed an interest in pursuing a transaction with us and neither BGX or Novo were interested in acquiring the entire company or the NE-180 program, our Board of Directors determined that our best path was to pursue two parallel processes to sell our remaining material assets in two separate transactions with BGX and Novo.

        In early March 2008, we retained Morgan, Lewis & Bockius LLP ("Morgan Lewis"), our historic intellectual property counsel, as special M&A counsel to work with RBC to complete the sale process. Our Board of Directors established a committee (the "Transaction Committee") to assist management in exploring and evaluating potential strategic initiatives, to coordinate our Board of Directors' communication with RBC and Morgan Lewis, and to monitor our activities in pursuit of strategic alternatives. The Transaction Committee consisted of three independent directors with financial and transactional experience and who expressed availability to participate: L. Patrick Gage, Ph.D., Brian H. Dovey and H. Stewart Parker. Our Board of Directors agreed that each member of the Transaction Committee should receive $500 for their attendance at each meeting of the Transaction Committee. Our Board of Directors expressly reserved for the full Board of Directors the right to consider and approve any definitive agreement for any proposed strategic transaction. Management provided the Transaction Committee with feedback with respect to the sale process, potential deal structures and indications of interest expressed by various parties. The Transaction Committee provided feedback, but did not recommend or take any formal action regarding the Asset Sales.

        On May 8, 2008, RBC presented to our Board of Directors a review of the sale process to date, including a brief evaluation of the initial terms received from Novo and BGX. RBC's presentation included an evaluation of the positive and negative aspects of maintaining the Company as a public cash shell versus making a liquidating distribution to stockholders. The presentation also included an overview of the then-current life sciences equity capital markets activity as well as the M&A environment for transactions similar to those being pursued by us. Following the presentation by RBC, our Board of Directors determined that value to our stockholders could likely be maximized by selling: (i) substantially all of our intellectual property and the exclusive use of that intellectual property for hemorrhagic disorders to Novo, and (ii) all other business fields of use relating to that intellectual property and certain additional intellectual property to BGX. Our Board of Directors authorized management to further determine if any assets that were not of interest to Novo or BGX could be monetized, and whether and how the corporate entity should be liquidated or maintained as a public shell.

        On May 9, 2008, we entered into a non-binding indication of interest for BGX to purchase the G-CSF Assets.

        On May 16, 2008, we entered into a non-binding indication of interest for Novo to purchase substantially all of our intellectual property and the exclusive use of that intellectual property for hemorrhagic disorders.

        On May 23, 2008, RBC, on our behalf, forwarded to BGX initial drafts of the BGX Asset Purchase Agreement and ancillary intellectual property agreements proposed to be entered into between BGX and Novo relating to the intellectual property purchased from us.

        On May 23, 2008, RBC, on our behalf, forwarded to Novo an initial draft of the Novo Asset Purchase Agreement with the draft of a patent cooperation agreement proposed to be entered into between BGX and Novo relating to the intellectual property purchased from us.

        Between May 23, 2008 and early July 2008, we and BGX continued to negotiate the terms of the BGX Asset Purchase Agreement and ancillary transaction documents proposed to be entered into between BGX and Novo relating to the intellectual property purchased from us.

        Between May 23, 2008 and early July 2008, we and Novo continued to negotiate the terms of the Novo Asset Purchase Agreement and ancillary transaction documents proposed to be entered into between BGX and Novo relating to the intellectual property purchased from us.

        On July 10, 2008 and July 11, 2008, we, RBC and Morgan Lewis met with BGX and Baker & McKenzie LLP ("Baker & McKenzie"), counsel for BGX, in Morgan Lewis' offices in New York to further negotiate and finalize the BGX Asset Purchase Agreement and the ancillary intellectual property agreements.

        Throughout the week of July 7, 2008, we, RBC and Morgan Lewis met with Novo and Davis Polk & Wardell ("Davis Polk"), counsel for Novo, in Morgan Lewis' offices in New York to further negotiate and finalize the Novo Asset Purchase Agreement and the ancillary intellectual property agreements.

        Our Board of Directors held a special telephonic meeting on July 16, 2008 to discuss the status of the transactions and potential post-transaction alternatives. RBC presented to our Board of Directors a review of the then-current progress of the BGX and Novo transactions, with a focus on timing and steps necessary to complete the negotiation of the terms of the proposed Asset Sales. RBC's presentation also included an equity capital markets update reviewing recent biotechnology PIPE transactions along with an overview of life sciences M&A activity. Our Board of Directors discussed with RBC as to whether any other potential buyers who previously declined to pursue a strategic transaction may now be interested. As a result of the complexity of negotiating two asset sale deals at once and the ensuing cross-license obligations, especially in light of the fact that no other potential acquirer expressed interest in pursuing a transaction with us, our Board of Directors determined that completing negotiations with Novo and BGX as quickly as possible was in the best interest of our stockholders so long as the definitive transaction documents contained a market standard "fiduciary out" allowing our Board of Directors to consider any superior post-announcement offers to acquire the entire company.

        On August 7, 2008, our Board of Directors held a regularly scheduled board meeting. As part of the meeting, our Board of Directors was updated by RBC, Morgan Lewis and management with respect to the status of the Asset Sales. RBC's presentation included a review of the equity capital markets and recent life science transactions. RBC discussed the proposed Asset Sales, alternatives to the proposed Asset Sales, and the potential positive and negative aspects of those alternatives. Morgan

Lewis discussed the timing and the required steps to complete the negotiation of terms related to the proposed Asset Sales. Management sought guidance from our Board of Directors with respect to BGX's and Novo's concern about the lack of recourse against us if we breached a representation or warranty contained in the Asset Sale Agreements in light of our planned Liquidation following consummation of the Asset Sales. Our Board of Directors discussed various alternatives to address the Purchasers' concern, including establishing an escrow, procuring representation and warranty insurance and agreeing to a purchase price reduction. Our Board of Directors also discussed alternatives to completing both Asset Sales, including completing either Asset Sale alone, raising additional financing or instructing RBC to recommence the process of considering strategic alternatives. Our Board of Directors concluded that the potential risks of losing one or both of the Asset Sales and the low likelihood of success of a superior alternative favored compromising with respect to the Purchasers' concern in a manner designed to maximize the near term cash available for distribution to our stockholders.

        On September 10, 2008, our Board of Directors held a special telephonic meeting attended by RBC and Morgan Lewis to discuss the status of the transactions. The participants discussed the proposed resolution of the Purchasers' concern over their lack of recourse in the event of our breach of a representation or warranty in the Asset Purchase Agreements. The participants also discussed the request by each Purchaser that certain third party licensors consent to the assignment and sublicensing of license agreements. Our Board of Directors also received a presentation by RBC regarding its proposed fairness opinions for the Asset Sales, expected timelines to close the Asset Sales and potential post-transaction alternatives. For a more detailed background regarding post-transaction alternatives, see "Proposal No. 3: Approval of the Complete Liquidation and Dissolution—Background of the Liquidation."

        On September 17, 2008, our Board of Directors held a special meeting to consider and vote upon resolutions relating to the BGX Asset Sale, the Novo Asset Sale, and the Plan of Liquidation. Following presentations by RBC regarding the BGX Asset Sale and the Novo Asset Sale, review of the fairness opinions to be delivered by RBC for each Asset Sale and review of the Asset Purchase Agreements for each Asset Sale, our Board of Directors considered the reasons for and against the Asset Sales and the Plan of Liquidation. Our Board of Directors voted to approve the BGX Asset Sale, the Novo Asset Sale and to approve and adopt the Plan of Liquidation. RBC delivered its written fairness opinions later that day prior to execution of the Asset Purchase Agreements by us.

        For a more detailed background regarding the BGX Asset Sale, see "Proposal No. 1: Approval of the BGX Asset Sale—Background of the BGX Asset Sale." For a more detailed background regarding the Novo Asset Sale, see "Proposal No. 2: Approval of the Novo Asset Sale—Background of the Novo Asset Sale."

PROPOSAL NO. 1
APPROVAL OF THE BGX ASSET SALE

General

        On September 17, 2008, our Board of Directors unanimously approved the BGX Asset Purchase Agreement, dated as of September 17, 2008, by and between us and BGX and the BGX Asset Sale. A copy of the BGX Asset Purchase Agreement is attached asAnnex Ato this Proxy Statement. The BGX Asset Purchase Agreement provides for a sale of certain of our assets to BGX for $22,000,000 in cash. The material terms of the BGX Asset Purchase Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the BGX Asset Purchase Agreement. Stockholders are urged to read the BGX Asset Purchase Agreement in its entirety.

Background of the BGX Asset Sale

        Since April 2004, we have collaborated with BGX on the research, development and commercialization of a next-generation version of a G-CSF product, GlycoPEG-GCSF, pursuant to which each party licensed certain of its technology to the other party. Under the agreement between us and BGX, as amended to date, we have the commercial rights in the U.S., Japan, Canada, and Mexico, and BGX has commercial rights in Europe and the rest of the world. Each company is responsible for the preparation and submission of all regulatory applications within its territories, and each company has the ability to search for its own marketing partner for its territories.

        During the time preceding announcement of the Phase I data for GlycoPEG-GCSF in November 2007, we conducted general business development activities, including having meetings with many companies at partnering, business development and investor conferences. Subsequent to the announcement of the Phase I data in the second quarter of 2008, we met with many companies in North America, Europe and Japan. These companies included domestic and international pharmaceutical and biotechnology companies, including those focused on oncology and cancer supportive care. We also met with domestic and international specialty pharmaceutical and generic companies that had branded strategies or an oncology interest. There was not sufficient interest from any of these companies to lead to a collaboration relating to our territories.

        In late 2006, BGX informed us that, while it was proceeding with development of GlycoPEG-GCSF under the BGX Collaboration Agreement (as defined below), it was declining to exercise its option for worldwide rights to use our GlycoPEGylation technology with GlycoPEGylated erythropoietin or GlycoPEG-CHO-EPO. In addition, BGX informed us that it had not been successful in its efforts to find a strategic partner to develop GlycoPEG-CHO-EPO.

        On November 20, 2007, after being approached by RBC, BGX expressed interest in a potential acquisition transaction and entered into a confidentiality and non-disclosure agreement with us and was provided access to an online data room which contained information about our operations, assets and liabilities.

        On November 30, 2007, BGX approached RBC and requested the opportunity to discuss a possible joint bid transaction with Novo. This was rejected by us and RBC in an effort to achieve a higher bid through increased competition within the process.

        On December 17, 2007, BGX submitted a letter indicating they were not interested in acquiring the entire company, but indicated that it might be interested in a possible transaction relating solely to the use of our GlycoPEGylation technology in combination with G-CSF.

        On December 19, 2007, BGX sent an e-mail to RBC requesting a call to have a discussion about alternative transaction structures, including a purchase of all of our rights in the G-CSF program. During late December, RBC had multiple telephone calls with BGX and Novo to determine if the best aggregate deal structure involved selling the Company in parts, rather than as a whole.

        On December 27, 2007, BGX sent an e-mail to RBC stating that they were actively working on a proposal to acquire our rights in the G-CSF program, and that they expected to be able to make a proposal in the second week of January.

        On January 11, 2008, BGX delivered to us an indication of interest to purchase rights in technologies owned or controlled by us necessary to enable BGX to fully and independently continue research, development and commercialization of GlycoPEGylated G-CSF without any restrictions with regard to therapeutic indication or to territory (the "G-CSF Assets") for $18,000,000. The indicative offer further clarified that the transfer of rights in technologies was to include the transfer of all corresponding know-how available to and/or controlled by us and were to include, but are not limited to, the GlycoPEGylation, GlycoAdvance® and GlycoConjugation™ technologies.

        On January 22, 2008, at a special meeting, our Board of Directors discussed the January 11, 2008 indication of interest from BGX, as well as the December 14, 2007 indication of interest from Novo. Our Board of Directors discussed each of the Purchasers' product development programs, anticipated timing of value inflection points and projected cash flow needs. Management indicated to our Board of Directors its opinion that the proposed offer from BGX was not adequate. Our Board of Directors directed management to seek a higher offer.

        During February 2008, BGX continued its business due diligence and on February 21, 2008, RBC delivered a counter-proposal via e-mail to BGX. The counter-proposal included a number of changes to the January 11, 2008 BGX offer, including a $25,000,000 purchase price, a one-step, rather than a two-step closing process, and a proposal to transfer outright two families of patent applications to BGX.

        On February 27, 2008, BGX replied via e-mail with initial thoughts to our February 21, 2008 counter-proposal. BGX wanted to expand the definition of G-CSF. They also needed to rework the intellectual property proposal to both broaden the intellectual property transferred to include a second generation G-CSF and they mentioned patents that they felt they needed to have in order to have freedom to operate. They also needed clarity as to what rights we or any legal successor would have in any residual intellectual property and remedies for lack of compliance with the definitive agreement with respect to intellectual property. BGX promised to respond in further detail the following week.

        On March 3, 2008, BGX sent a written response to our February 21, 2008 counter-proposal. This proposal reduced the offer price from $18,000,000 to $15,000,000. In the cover letter they explained the reasons for this reduction. The first reason claimed the manufacturing process for an enzyme provided by us was not stable enough. The second reason claimed that BGX had, at our recommendation, paid for over $1,000,000 of equipment related to the manufacturing process of a reagent and had nowhere to install it. They claimed they had to either transfer the reagent manufacturing process to a BGX affiliate or to a third party contract manufacturing organization, either of which would require additional BGX investment. They also reduced the price to compensate for their belief that there would be no ability to raise claims against any potential post-closing failure by us to perform our contractual obligations. In their proposal, BGX also asked for, in addition to the fully paid-up license, transfer to BGX of the ownership of all intellectual property rights related to their field.

        RBC and our management team continued to pursue this possible transaction and met with BGX management on March 5, 2008 in Mannheim, Germany and discussed the purchase price reduction claims made by BGX in their March 3, 2008 letter, without resolution.

        On March 6, 2008, BGX informed RBC via e-mail that it wished to continue with the negotiation of an indication of interest, but that they would only be able to provide a more defined position with respect to the consideration by March 19, 2008 due to internal senior management scheduling issues. In the meantime, the suggestion was made for all parties to work to clarify the other open items.

        On March 14, 2008, the Transaction Committee convened and received an update from management on the progress and status of the BGX negotiations, including the potential expansion of the scope of the transaction and status of purchase price discussions.

        On March 16, 2008, RBC sent BGX a revised proposal via e-mail intended to clarify the intellectual property that would be transferred to each of BGX and Novo, and to suggest resolutions to the open items. The letter had a number of important revisions as follows:

  •
  assignment of certain enumerated patents;

  •
  a license from Novo to BGX of certain patents;

  •
  sublicenses to BGX of in-licensed agreements being transferred to Novo;

  •
  agreement to limit new expenses created by us under the BGX Collaboration Agreement and to provide for BGX and us to work together to transition the supply chain pre-closing;

  •
  raised the concept of a patent cooperation agreement between BGX and Novo with specific enumerated terms; and

  •
  lowered the asking purchase price from $25,000,000 to $22,000,000.

        On March 19, 2008, BGX responded to RBC that they would be prepared to meet the asking price of $22,000,000 if BGX received additional rights to our technology beyond just G-CSF to encompass all rights, including for the NE-180 program, outside of hemostasis products. BGX requested a three-party meeting with us and Novo to discuss the allocation of rights and responsibilities relating to intellectual property between BGX and Novo.

        During late March 2008, there were a number of discussions between BGX and RBC relating to intellectual property and supply chain diligence issues.

        On March 27, 2008, BGX sent a mark-up to our March 16, 2008 letter, which reflected business comments only and had not been reviewed by counsel.

        On March 28, 2008, RBC wrote an e-mail declining to respond until BGX counsel had commented on our March 10, 2008 letter.

        On April 14, 2008, BGX submitted a revised offer letter, including comments from its counsel, in which BGX:

  •
  requested the right to use our technology in all fields outside of hematology;

  •
  requested expanded diligence to include materials and production of any molecule in the expanded BGX field;

  •
  added a requirement that we use reasonable efforts to make certain of our employees available to BGX for 30 days post closing;

  •
  added certain patents to the list of transferred patents; and

  •
  changed proposed terms of a patent cooperation agreement proposed to be entered into between BGX and Novo relating to the intellectual property purchased from us (the "PCA") to be more favorable to BGX, to provide that Novo would:

  •
  not abandon cooperation patents without BGX approval;

  •
  allow BGX to continue patent prosecution related to the BGX field;

  •
  have expanded requirements to provide patent correspondence to BGX;

  •
  have expanded responsibility to respond to BGX's request to file patent claims and perform other patent prosecution activities; and

  •
  pay for all patent expenses, as compared to the original proposal to share such patent expense equally between BGX and Novo.

        On April 21, 2008, the Transaction Committee convened and received an update from management on the progress and status of the BGX transaction, including the expansion of the scope of the BGX transaction and proposal to divide intellectual property between BGX and Novo.

        On April 24, 2008, RBC sent a revised mark-up to BGX of their April 14, 2008 letter. The primary substantive changes related to revising the intellectual property schedules.

        On April 25, 2008, George J. Vergis Ph.D., our Chief Executive Officer, A. Brian Davis, our Senior Vice President and Chief Financial Officer, RBC, and members of BGX's executive management team met at our headquarters to discuss how the intellectual property that would be transferred by us to BGX and Novo as part of the Asset Sales would be allocated between BGX and Novo. The parties discussed the fact that certain intellectual property proposed to be used by both Novo and BGX for different fields of use could only be owned by one of the Purchasers due to United States terminal disclaimer patent laws. RBC articulated Novo's position that Novo would not move forward with any transaction unless Novo had ownership of the shared intellectual property. BGX indicated at this meeting that even though BGX would have rights and a certain degree of control over the intellectual property that was to be transferred to Novo, through a licensing agreement (the "BGX License") and the PCA, BGX was generally concerned over the lack of complete control over all intellectual property relating to G-CSF.

        On April 30, 2008, BGX wrote an e-mail to RBC in which BGX:

  •
  requested confirmation any indication of interest would be non-binding upon execution;

  •
  objected to the removal of certain patents that are jointly owned by BGX and us from the intellectual property schedules;

  •
  objected to the inclusion of patents in the intellectual property schedules that are not related to homeostasis, but rather the BGX field of use (patents that would be owned by Novo and licensed to BGX);

  •
  requested to revisit a transaction structure that would provide for joint ownership of patents between BGX and Novo;

  •
  indicated their desire to become the direct transferee of the third party patents, either alone or in parallel with Novo; and

  •
  objected to our request that BGX consent to the Novo Asset Sale whether or not the BGX Asset Sale is consummated.

        On May 7, 2008, there was a telephonic conference call among us, RBC, BGX, and each party's respective counsel to discuss final open issues, primarily the issue of allocation of ownership of the intellectual property and the impact on deal structure. We agreed to drop the request that BGX consent, at that time, to the Novo Asset Sale whether or not the BGX Asset Sale is consummated. On May 8, 2008, BGX sent an e-mail clarifying that their license rights in their field needed to be exclusive even with respect to Novo. BGX also requested that all intellectual property schedules be deleted from the indication of interest and resolved during the definitive documentation stage once they had completed their intellectual property due diligence. We agreed to their requests.

        On May 9, 2006, we entered into a non-binding indication of interest with BGX, under which BGX agreed to purchase for $22,000,000 in cash our intellectual property that relates to the discovery, research, development, commercialization or other exploitation of any compound or product developed relating to G-CSF, and certain intellectual property assets used to modify peptides and proteins for all indications, except for the right to use such intellectual property for use in the prevention or treatment of acquired or hereditary hemorrhagic disorders, subject to due diligence and negotiation of mutually satisfactory definitive documentation. The non-binding indication of interest also provided that we and BGX would enter into a license agreement and a sublicense agreement immediately prior to the closing of the BGX Asset Sale and the Novo Asset Sale (although we did not execute the non-binding indication of interest with Novo until May 16, 2008, we had almost finalized the non-binding indication of interest with Novo by May 9, 2008), pursuant to which we would license or sublicense to BGX certain intellectual property to be acquired by Novo from us pursuant to the Novo Asset Purchase Agreement. At the closing of the Novo Asset Sale, we would assign our interest in such license agreement and sublicense agreement to Novo.

        On May 23, 2008, RBC, on our behalf, forwarded to BGX initial drafts of the BGX Asset Purchase Agreement, the BGX License and the PCA. On June 20, 2008, Baker & McKenzie provided RBC with BGX's initial comments to the BGX Asset Purchase Agreement. On June 24, 2008, BGX provided its initial comments to the BGX License, which it divided into a license agreement with Novo for the intellectual property proposed to be purchased by Novo and a sublicense agreement for certain third party agreements proposed to be assigned to Novo (the "BGX Sublicense"), and to the PCA. After internal discussions, RBC, on our behalf, proposed that the parties meet in person to discuss the outstanding issues in the transaction documents and, on July 4, 2008, circulated to BGX a list of open issues for discussion.

        The list circulated to BGX included the following major issues in the BGX Asset Purchase Agreement:

  •
  BGX proposed unspecified escrow and indemnification provisions continuing past closing that were inconsistent with our plans to liquidate and wind-up shortly after closing;

  •
  the terms of a non-solicitation covenant with a "fiduciary out" to permit our Board of Directors to consider any unsolicited superior proposal and, if appropriate, to terminate the BGX Asset Purchase Agreement and the termination fees payable upon any such event needed to be discussed and to be made consistent with the obligations in the Novo Asset Purchase Agreement; and

  •
  BGX required that the BGX Asset Sale and the Novo Asset Sale should each be contingent on the occurrence of the other due to concerns relating to our solvency post-closing.

        The primary issues raised for discussion in the BGX License, the BGX Sublicense and the PCA related to the scope of the fields of use for each of Novo and BGX, BGX's proposal for liquidated damages payable for material breaches under each of the ancillary intellectual property agreements, the sharing of fees payable in connection with the sublicensed intellectual property, and the division of the patents under the PCA into core patents controlled by Novo and BGX-specific patents controlled by BGX.

        Throughout the week of July 7, 2008, we, RBC and Morgan Lewis met with BGX and Baker & McKenzie in Morgan Lewis' offices in New York to further negotiate and finalize the BGX Asset Purchase Agreement and the ancillary intellectual property agreements. Beginning on July 8, 2008, the parties discussed the outstanding issues described above in the BGX Asset Purchase Agreement and on July 9, 2008, Morgan Lewis circulated a revised draft of the BGX Asset Purchase Agreement reflecting the parties' discussions the previous day. Also during that week, we simultaneously negotiated the Novo Asset Purchase Agreement with Novo. On the afternoon of July 10, 2008, Novo and BGX met together for the first time, with us, RBC and Morgan Lewis in attendance, to directly negotiate the outstanding issues described above in the BGX License, the BGX Sublicense and the PCA. These discussions continued on July 11, 2008.

        During the negotiations described above, we discussed with BGX potential alternatives to an indemnification escrow, including representation and warranty insurance. We further agreed with BGX to a "fiduciary out" permitting our Board of Directors to consider any unsolicited superior proposal and to pay a $1,000,000 termination fee and up to $500,000 of any and all out-of-pocket expenses upon acceptance of any superior third party proposal. We agreed that completing the Novo Asset Sale could be a condition for BGX completing the BGX Asset Sale. We also discussed resolution of various open contract language issues.

        Promptly after the conclusion of the negotiations described above, Morgan Lewis distributed a revised draft of the BGX Asset Purchase Agreement and Baker & McKenzie forwarded comments to the draft on July 15, 2008. On July 17, 2008, Morgan Lewis forwarded a further revised draft of the BGX Asset Purchase Agreement reflecting the parties' further discussions, including a proposal for representation and warranty insurance proposing policy limits of $4,000,000, with a deductible of $500,000 and a two year policy term. BGX's revised draft of July 31, 2008 left open all monetary amounts in the representation and warranty insurance for further discussion.

        Davis Polk, counsel for Novo, forwarded revised drafts of the BGX License, the BGX Sublicense and the PCA on July 18, 2008 to both us and BGX. The parties had further discussions on July 28, 2008, August 13, 2008 and August 22, 2008 to resolve the open issues in the BGX License, BGX Sublicense and the PCA. Baker & McKenzie forwarded revised further drafts to us and Novo on August 27, 2008, proposing, among other things, that BGX be allowed to participate in the prosecution and maintenance of any core patents for which it shares costs. The parties also discussed the transition plan relating to the transfer of the purchased and licensed assets and the status of the parties' review of the third party license agreements being assumed by each party.

        On August 7, 2008, we received a quote for the representation and warranty insurance proposing policy limits of $4,000,000 with a $240,000 premium or $8,000,000 with a $465,000 premium, a deductible of $500,000 for all representations and warranties other than intellectual property, a deductible of $2,000,000 for intellectual property representations, and a term of two years with the ability to extend for an additional year for an additional fee equal to 10% of the premium. At a meeting on August 7, 2008, our Board of Directors instructed our management to pursue the representation and warranty insurance or a purchase price reduction rather than escrow (unless the escrow term was six months or less) if economically viable to do so.

        On August 13, 2008, Morgan Lewis forwarded revised drafts of the BGX Asset Purchase Agreement reflecting the discussions between the parties on July 28, 2008 relating to the transition plan for the purchased assets and payment of termination fees upon a lack of stockholder vote. The draft BGX Asset Purchase Agreement also included the proposed terms for representation and warranty insurance with limits as described above. On August 14, 2008, BGX provided a counterproposal for the representation and warranty insurance leaving open the policy limits and term, with the primary issue being the $2,000,000 deductible for the intellectual property representations. There were further discussions related to the representation and warranty insurance on September 2, 2008 and on September 9, 2008, with BGX requesting a higher policy limit with a lower deductible and an extended policy term for intellectual property representations. Other than lowering the deductible to $1,500,000 for intellectual property claims, we were not able to meet these requests, as the insurer indicated that any further changes to the policy were not acceptable to it, or would have been cost prohibitive.

        On September 4, 2008, Baker & McKenzie forwarded a revised draft of the BGX Asset Purchase Agreement proposing that obtaining consents to certain of the third party license agreements be a condition to closing and also requiring that we prepare all patent assignments in all jurisdictions at our cost (rather than simply preparing a form of assignment) with BGX agreeing to make and pay all patent assignment filing fees. On September 8, 2008, Morgan Lewis forwarded a further revised draft, removing these consents as a condition to closing, agreeing to the patent assignment preparation after receiving a cost estimate of $50,000–100,000 from outside patent counsel and including the representation and warranty proposal described above. Between September 12 and September 17, 2008, Morgan Lewis and Baker & McKenzie finalized an acknowledgement letter pursuant to which it would be a condition to closing that The Regents of the University of California acknowledge our contractual right to assign its license agreement to Novo with a sublicense to BGX.

        On the morning of September 17, 2008, Morgan Lewis and Baker & McKenzie finalized all open language issues in the BGX Asset Purchase Agreement. Also on September 17, 2008, Baker & McKenzie and Davis Polk finalized all open language issues in the BGX License Agreement, BGX Sublicense Agreement and the PCA. In the late afternoon of September 17, 2008, we and BGX each signed the BGX Asset Purchase Agreement.

 Reasons for the BGX Asset Sale

        In considering the BGX Asset Sale, our Board of Directors consulted with RBC regarding the financial aspects of the transactions and sought and received RBC's written opinion as to the fairness, as of the date of such opinion, from a financial point of view, of the consideration to be received by us from BGX pursuant to the BGX Asset Sale. For information regarding such fairness opinion received from RBC, see "Proposal No. 1: Approval of the BGX Asset Sale—Fairness Opinions of RBC Capital Markets Corporation." Based on the fairness opinion and the factors discussed below, our Board of Directors unanimously: (i) determined that the BGX Asset Sale is fair, advisable and in the best interests of us and our stockholders, (ii) approved the BGX Asset Purchase Agreement and the BGX Asset Sale, and (iii) recommended that our stockholders vote in favor of the approval of the BGX Asset Purchase Agreement and the BGX Asset Sale.

        In the course of reaching that determination and recommendation, our Board of Directors considered a number of potentially supportive factors in its deliberations including:

  •
  the then current and historical market prices of our common stock relative to the then estimated range of $0.27 to $0.45 per share anticipated to be distributed following the closing of the Asset Sales and our subsequent liquidation. The high-end estimate of $0.45 per share represented a premium of 350% over the 52-week low sale price of $0.10 per share for the 12 month period ended September 16, 2008, and the low-end estimate of $0.27 per share represented a premium of 170% over the 52-week low sale price for the same period. Although the high-end estimate of $0.45 per share represented a discount of 74% from the 52-week high sale price of $1.70 per share for the 12 month period ended September 16, 2008 and the low-end estimate of $0.27 per share represented a discount of 84% from the 52-week high price for the same period, our Board of Directors believed that the Asset Sales and the Plan of Liquidation protected our stockholders against future potential declines to our stock price, which could occur for the other reasons set forth below;

  •
  the determination by management and our Board of Directors, after evaluating various strategic alternatives and conducting an extensive review of our financial condition, results of operations and business prospects, that continuing to operate as a going concern was not reasonably likely to create greater value for our stockholders as compared to the value obtained for our stockholders pursuant to the Asset Sales and the Plan of Liquidation due primarily to the following reasons:

  •
  our need to obtain significant additional capital to finance our operations, including meeting our performance obligations under the existing collaborative agreement with BGX;

  •
  our limited ability to raise such capital through equity financings before exhausting our cash resources without significant dilution to our stockholders, including limited near-term prospects for financing small-cap public companies due to current general economic and market conditions;

  •
  the inability to monetize our historic investment in the NE-180 program due to increased safety concerns in the ESA category;

  •
  the belief by our Board of Directors, based on our business development efforts and the RBC marketing process, that any partnering of our territories to a third party during at least the next two years for our GlycoPEG-GCSF program, even assuming positive data from the ongoing Phase II clinical trial, would not result in significant cash payments to us because of the significance of the royalty obligations due to BGX for sales of the compound in our territories;

  •
  the belief by our Board of Directors, based on our business development efforts and the RBC marketing process, that any monetizing during the next two years of the royalty obligations due from Novo to us upon the commercialization of next-generation versions of Factors VIIa, VIII, or IX would not result in significant cash payments to us from a third party because of the amount of time remaining until commercialization of any of the compounds;

    •
    the limited likelihood of a significant new product collaboration over the next two years for other research and development programs because we ceased investing in such new programs due to funding constraints and focused our resources on the NE-180, GlycoPEG-GCSF, and Novo programs; and

    •
    the belief of our Board of Directors that a number of remaining scientific, regulatory, and collaboration management employees that are critical to meeting the performance obligations to BGX and Novo under the existing collaborative agreements will not be interested in continuing employment with us due to the lack of funding for future research and development programs;

  •
  the extent of negotiations with BGX indicated that we obtained the highest consideration that BGX was willing to pay or that we were likely to obtain from any other potential buyers;

  •
  the marketing process conducted by management and RBC in seeking potential buyers, and the fact that aside from the Novo and BGX proposals, no other bona fide inquiries or proposals to acquire us or our assets were received, even as our stock price continued to decrease;

  •
  the marketing process conducted by management and RBC in seeking potential buyers indicated a low likelihood that a third party would offer a higher price than BGX;

  •
  the consideration for the BGX Asset Sale is in cash and will provide our stockholders with greater certainty than if we continue operations as a going concern or if the consideration included equity;

  •
  the belief by our Board of Directors that cash to be received by us from the combination of the BGX Asset Sale and the Novo Asset Sale would be the best available way to return value to our stockholders;

  •
  the lack of a financing condition on the obligations of BGX;

  •
  the potential negative impact on our stock price if our stock were delisted from NASDAQ;

  •
  the BGX Asset Sale is subject to the approval of our stockholders (although Novo and BGX each have conditions to closing that the other transaction occur);

  •
  the provisions in the BGX Asset Purchase Agreement allowing our Board of Directors to withdraw its recommendation that our stockholders vote in favor of the BGX Asset Sale if our Board of Directors receives a superior acquisition proposal (as defined in the BGX Asset Purchase Agreement) subject to certain confidentiality, notice and counter-proposal provisions;

  •
  the provisions in the BGX Asset Purchase Agreement allowing our Board of Directors to terminate the BGX Asset Purchase Agreement in order to accept a superior proposal subject to certain conditions contained in the BGX Asset Purchase Agreement and the payment to BGX of a termination fee of $1,000,000, and any and all out-of-pocket expenses up to $500,000 incurred by BGX in connection with the transactions contemplated by the BGX Asset Purchase Agreement; and

  •
  the conclusion of our Board of Directors that such termination fees and transaction expenses were reasonable in light of the benefits of the BGX Asset Sale and were at customary levels for termination fees and transaction expenses for comparable sized transactions.

        Our Board of Directors also considered a number of potentially countervailing factors in its deliberations concerning the BGX Asset Sale, including, but not limited to:

  •
  the inability to commercialize our GlycoPEG-GCSF technology in the U.S. and other retained territories if our pending clinical trial data turns out positive;

  •
  the fact that the high-end estimate of $0.45 per share represented a discount of 74% from the 52-week high sale price of $1.70 per share for the 12 month period ended September 16, 2008, and the low-end estimate of $0.27 per share represented a discount of 84% from the 52-week high price for the same period;

  •
  the restrictions on the conduct of our business prior to completion of the Asset Sales, including, but not limited to, requiring us to conduct our business only in the ordinary course, subject to specific limitations or BGX's and/or Novo's consent, which may delay or prevent us from undertaking business opportunities that may arise pending completion of the Asset Sales;

  •
  conditions to closing that must be satisfied or waived, including, but not limited to, obtaining a third party acknowledgement outside our control;

  •
  the lack of certainty of the timing and amounts of distributions of cash to our stockholders;

  •
  interests of certain of our executive officers and directors in the proceeds from the Asset Sales and the Plan of Liquidation (for information regarding interests of certain executive officers and directors in the Asset Sales and Plan of Liquidation, see "Proposal No. 1: Approval of the BGX Asset Sale—Interests of Certain Persons in the Asset Sales and the Plan of Liquidation");

  •
  the risk of diverting management focus and resources from other strategic opportunities and from operational matters while working to implement the Asset Sales;

  •
  the potential effect on our business and vendor relationships going forward should the Asset Sales not be consummated for any reason;

  •
  the potential $3,500,000 German tax withholding obligation, which may delay availability of these funds for distribution to our stockholders until a refund can be processed;

  •
  the restrictions on our ability to solicit or engage in discussions or negotiations with a third party regarding specified transactions and the requirement that we pay BGX a termination fee of $1,000,000, plus any and all out-of-pocket expenses up to $500,000, if the BGX Asset Purchase Agreement is terminated under certain circumstances; and

  •
  the requirement that we purchase a representation and warranty insurance policy for the benefit of BGX covering the breach of our representations or warranties under the BGX Asset Purchase Agreement.

        The preceding discussion is not meant to be an exhaustive description of the information and factors considered by our Board of Directors, but addresses the material information and factors considered. In view of the wide variety of factors considered in connection with its evaluation of the BGX Asset Sale and the complexity of these matters, our Board of Directors did not quantify or otherwise attempt to assign relative weights to the various factors considered in reaching its determination. In considering the factors described above, individual members of our Board of Directors may have given different weight to different factors. After taking into account all of the factors set forth above, as well as others, our Board of Directors unanimously agreed that the benefits of the BGX Asset Sale outweigh the risks.

Fairness Opinions of RBC Capital Markets Corporation

  General Information Regarding RBC's Fairness Opinions

        On September 17, 2008, RBC, in its capacity as our financial adviser, rendered its written opinion to our Board of Directors that, as of that date and subject to the assumptions, qualifications and limitations set forth in its opinion, the purchase price to be received by us from BGX for the sale of the BGX Purchased Assets to BGX was fair, from a financial point of view, to us (the "BGX

Opinion"). The full text of the BGX Opinion, dated September 17, 2008, is attached to this Proxy Statement as Annex D.

        In addition, on September 17, 2008, RBC, in its capacity as our financial adviser, rendered its written opinion to our Board of Directors that, as of that date and subject to the assumptions, qualifications and limitations set forth in its opinion, the purchase price to be received by us from Novo for the sale of the Novo Purchased Assets to Novo was fair, from a financial point of view, to us (the "Novo Opinion"). The full text of the Novo Opinion dated September 17, 2008, is attached to this Proxy Statement as Annex E.

        RBC's BGX Opinion and Novo Opinion (collectively, the "Opinions") were both approved by the RBC Fairness Opinion Committee. Any summary of the Opinions is qualified in its entirety by reference to the full text of each Opinion. Our stockholders are urged to read both the BGX Opinion and the Novo Opinion in their entirety.

        The Opinions were addressed to, and provided for the information and assistance of, our Board of Directors in connection with its evaluation of the BGX Asset Purchase Agreement and the Novo Asset Purchase Agreement. RBC's Opinions did not address the merits of our underlying decision to enter into the Asset Purchase Agreements or the relative merits of the Asset Purchase Agreements compared to any alternative business strategies or transactions in which we might engage. RBC's Opinions and its presentation to our Board of Directors were only two of many factors taken into consideration by our Board of Directors in making its determination to approve the Asset Purchase Agreements. The Opinions do not constitute a recommendation to any stockholder as to how such stockholder should vote with respect to the Asset Purchase Agreements. The Opinions should not be construed as creating any fiduciary duty on the part of RBC to us, to our Board of Directors, or to any other party.

        RBC's Opinions addressed solely the fairness, from a financial point of view, of the purchase price under each of the BGX Asset Purchase Agreement and the Novo Asset Purchase Agreement, and did not in any way address other terms or arrangements of the BGX Asset Purchase Agreement or the Novo Asset Purchase Agreement. In rendering the Opinions, RBC did not assume any responsibility to perform, and did not perform, an independent evaluation or appraisal of any of the BGX Purchased Assets, the Novo Purchased Assets or of our liabilities. RBC did not assume any obligation to conduct, and did not conduct, a physical inspection of our property or facilities. RBC did not investigate, and made no assumption regarding, any litigation or other claims affecting us. RBC's Opinions relate only to us as a going concern and, accordingly, RBC expresses no opinion regarding our liquidation value.

        In rendering its opinions, RBC assumed and relied upon the accuracy and completeness of all information that was publicly available to RBC and all of the financial, legal, tax, operating, and other information provided to or discussed with RBC by us (including, but not limited to, our financial statements and related notes thereto). RBC did not assume responsibility for independently verifying, and did not independently verify, this information. RBC assumed that our financial projections and forecasts (referred to in RBC's Opinions and this section as the "Company Forecasts") provided by management and reviewed by RBC, were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the future of our financial performance. RBC expressed no opinion as to the Company Forecasts or the assumptions on which they were based. For a more detailed description related to the Company Forecasts, see "Proposal No. 1: Approval of the BGX Asset Sale—Company Forecasts." and "Proposal No. 2: Approval of the Novo Asset Sale—Company Forecasts."

        In rendering its Opinions, RBC assumed, in all respects material to its analysis, that all conditions to the consummation of each of the BGX Asset Sale and the Novo Asset Sale would be satisfied without waiver and also assumed that the executed version of the BGX Asset Purchase Agreement and the Novo Asset Purchase Agreement would not differ, in any respect material to its Opinions, from the proposed execution versions of such agreements that RBC reviewed.

        RBC's Opinions spoke only as of the date each was rendered, were based on the conditions as they existed and information with which RBC was supplied as of such date, and were without regard to any market, economic, financial, legal or other circumstances or event of any kind or nature that may exist or occur after such date. RBC did not undertake to reaffirm or revise its Opinions or otherwise comment on events occurring after the date of its Opinions and does not have an obligation to update, revise or reaffirm its Opinions. There have been no material changes in our operations, performance or in any of the projections or assumptions upon which RBC based its opinions since the delivery of such opinions or that we anticipate to occur prior to the Special Meeting. Unless otherwise noted, all analyses were performed based on market and other information available as of September 16, 2008, the last trading day preceding the finalization of RBC's analysis.

        For the purpose of rendering its Opinions, RBC undertook the review and inquiries it deemed necessary and appropriate under the circumstances, including, but not limited to:

  •
  reviewing the financial terms of the proposed execution version of the BGX Asset Purchase Agreement and the Novo Asset Purchase Agreement, each as received by RBC on September 16, 2008;

  •
  reviewing and analyzing certain publicly available financial and other data with respect to us and certain other relevant historical operating data relating to us made available to RBC from published sources and from our internal records and as provided by our management;

  •
  reviewing the Company Forecasts;

  •
  conducting discussions with members of our senior management with respect to our business prospects and financial outlook; and

  •
  performing other studies and analyses as RBC deemed appropriate.

        In arriving at its Opinions, in addition to reviewing the matters listed above, RBC performed the following analyses:

  •
  RBC performed discounted cash flow analyses using the Company Forecasts;

  •
  RBC compared market valuation metrics, to the extent publicly available, of selected precedent transactions with terms RBC deemed comparable to those of each of the BGX Asset Purchase Agreement and the Novo Asset Purchase Agreement, with the market valuation metrics implied by the purchase price under each agreement; and

  •
  RBC compared selected market valuation metrics of publicly-traded companies that RBC deemed comparable to us with metrics implied by the purchase price under each agreement.

        The following is a summary of the material financial analyses performed by RBC in connection with the preparation of the BGX Opinion. A summary of the material financial analyses performed by RBC in connection with the preparation of the Novo Opinion follows below in "Proposal No. 2: Approval of the Novo Asset Sale—Fairness Opinions of RBC Capital Markets Corporation." The summaries of the analyses used by RBC contained in these sections include information presented in tabular format. To fully understand the summaries of the analyses used by RBC, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the analyses.

        For purposes of its analyses with respect to the BGX Asset Sale, RBC used $22,000,000 as the purchase price that would be received by us, without deduction for any transaction expenses (the "BGX Consideration").

  Comparable Company Analysis

        In conducting its analysis, RBC prepared a comparable company analysis of the value of the BGX Consideration to the corresponding implied enterprise valuation of a group of publicly-traded companies that RBC deemed, for purposes of its analysis, to be comparable to us. The public companies were selected based on their similarity to us in stage of development, therapeutic focus and/or market characteristics. Enterprise valuation was used due to the lack of revenue and trading multiples among the peer group. The peer group included companies with failed or terminated lead programs with other pipeline products that are generally encumbered by collaboration or development agreements and which are in similar stages of development. No control premium was reflected in the enterprise value of the peer group companies, listed below:

Comparable Company	Enterprise Value as of September 16, 2008 ($ in millions)
Maxygen, Inc.	$22.4
Trubion Pharmaceuticals, Inc.	$11.1
Icagen, Inc.	$18.0
Anadys Pharmaceuticals, Inc.	$31.2
NeurogesX, Inc.	$18.9
Entremed, Inc.	$21.5
Metabasis Therapeutics, Inc.	$28.6
Memory Pharmaceuticals Corp.	$14.3
Achillion Pharmaceuticals, Inc.	$38.8
Sciclone Pharmaceuticals, Inc.	$37.1
OXiGENE, Inc.	$17.6
Pharmacyclics, Inc.	$36.3
Rosetta Genomics Ltd.	$26.3
Pharmos Corporation	$0.9
Low:	$0.9
Mean:	$25.7
Median:	$22.0
High:	$38.8

        In this analysis, RBC compared the BGX Consideration to the corresponding enterprise values, or TEVs, of the selected comparable companies. RBC defined TEV as total market capitalization as of September 16, 2008 plus net debt (defined by RBC as total debt less cash (other than restricted cash, where identified as such) and cash equivalents, and preferred stock and minority interests, where applicable), using latest publicly-available balance sheet data for the comparable companies.

        The implied TEV ranged from $0.9 million to $38.8 million, with a mean of $25.7 million and a median of $22.0 million.

	Comparable Companies
($ in millions)	Min.	Mean	Median	Max.
Total Enterprise Value	$0.9	$25.7	$22.0	$38.8

  Precedent Transactions Analysis

        RBC researched publicly available information to identify transactions that would be comparable to the BGX Asset Sale. Precedent transactions were selected based on Phase II clinical development program acquisitions similar to the BGX Asset Sale in terms of stage of development, therapeutic focus and/or market characteristics.

Date Announced	Acquirer	Target	Enterprise Value of Target as of Announcement Date ($ in millions)
08/05/2008	The Medicines Company	Curacyte Discovery GmbH	$23
07/08/2008	Eli Lilly and Company	SGX Pharmaceuticals, Inc.	$42
04/10/2008	Paion AG	CeNes Pharmaceuticals plc	$8
03/17/2008	EUSA Pharma Inc.	Cytogen Corporation	$14
12/20/2006	GlaxoSmithKline Beecham Corporation	Praecis Pharmaceuticals Incorporated	$14
03/15/2006	Pharmos Corporation	Vela Pharmaceuticals Inc.	$23
Mean:			$26
Median:			$23

        The valuation methodology used analyzes the enterprise value of the target companies in the comparable transactions group. Enterprise valuation of the target companies was used due to the lack of revenue and trading multiples for the target companies acquired in the precedent transactions analysis. Enterprise value of the target companies was calculated as follows: market capitalization (determined on a fully diluted basis including treasury shares), plus debt, plus preferred stock, plus minority interest, less cash and cash equivalents.

  Discounted Cash Flow Analysis

        RBC performed a discounted cash flow, or DCF, analysis to calculate the estimated present value of the stand-alone, unlevered, after-tax free cash flows that we could be expected to generate from our GlycoPEG-GCSF program from 2008 through 2023, which includes 10 years of product sales, based on (i) estimates of our management for such time periods and (ii) industry research and analysis on the probability of clinical success, timing of product launches, and estimated market shares for drugs developed under the program. Consideration was given to the stage of development of our GlycoPEG-GCSF program. Our GlycoPEG-GCSF program is currently being evaluated in a Phase II clinical trial. RBC used cumulative probabilities of product success of 20.0% and 29.0%, respectively.

        RBC did not assign a terminal value due to our management's assessment that at the terminal date any drugs developed from the GlycoPEG-GCSF program would be near patent expiration and would, as a result, become subject to competition from generics and expected cash flows would decline significantly.

        RBC's DCF analysis with respect to the GlycoPEG-GCSF program was based on applied discount rates reflecting a weighted-average cost of capital, or WACC, of 15.0% to 25.0%. RBC defined WACC as the cost of equity plus the after-tax cost of debt, weighted for capital structure using industry standard practices. The range of discount rates used in this analysis was based on RBC's estimate of our equity cost of capital after taking into account Bloomberg's estimated two-year betas of the Company and the selected comparable publicly traded companies used in the Comparable Company Analysis above.

        These calculations indicated implied DCF values for our GlycoPEG-GCSF program ranging from $25.2 million to $61.1 million.

NPV Cash Flows ($ in millions)
Discount Rate
15.0%	17.5%	18.7%	22.5%	25.0%

$61.1	$48.5	$43.7	$31.1	$25.2

        As described above, as part of its analysis, RBC took into consideration that we were marketed to 66 potential acquirers and only one offer was received to acquire the GlycoPEG-GCSF program.

  Additional Qualifications and Assumptions

        No single company or transaction used in the above analysis as a comparison is identical to us and an evaluation of the results of the analysis is not entirely mathematical. Rather, the analysis involves complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses, or transactions analyzed. The analysis was prepared solely for purposes of RBC providing an opinion as to the fairness of the purchase price to be received by us under the BGX Asset Purchase Agreement, from a financial point of view, to us and does not purport to be an appraisal or necessarily reflect the price at which assets, businesses or securities actually may be acquired, which is inherently subject to uncertainty.

        The preparation of a fairness opinion is a complex process that involves the application of subjective business judgment in determining the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Several analytical methodologies were used by RBC in preparing the BGX Opinion and no one method of analysis should be regarded as critical to the overall conclusion reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusions of RBC were based on all the analyses and factors presented herein taken as a whole and also on application of RBC's own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. RBC therefore believes that its analyses must be considered as a whole and that selecting portions of the analyses and of the factors considered, without considering all factors and analyses, could create an incomplete or misleading view of the processes underlying its opinion.

        RBC is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, corporate restructurings, underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. In the ordinary course of business, RBC may act as a market maker and broker in our publicly-traded securities and receive customary compensation, and may also actively trade our securities for its own account and the accounts of its customers, and, accordingly, RBC and its affiliates may hold a long or short position in such securities.

        RBC was engaged to render the BGX Opinion and the Novo Opinion to our Board of Directors as to the fairness of the BGX Consideration and the Novo Consideration, respectively, from a financial point of view, to us with respect to the BGX Asset Sale and the Novo Asset Sale, respectively, and received a fee of $350,000 upon delivery of each of the BGX Opinion and the Novo Opinion. RBC is also entitled to the following additional fee:

  •
  If the BGX Asset Sale and the Novo Asset Sale are consummated, $800,000; or

  •
  If only the BGX Asset Sale or only the Novo Asset Sale is consummated, $300,000.

  Company Forecasts

        In connection with the BGX Opinion, we provided certain forecasted financial data for our economic interest in GlycoPEG-GCSF for the years 2008 through 2023 to RBC. We do not, as a matter of course, make public projections as to future revenues, earnings or other results. We are presenting the forecasted financial information set forth below solely to give our stockholders access to forecasted financial information that was materially similar to the forecasted financial information made available to RBC in connection with the BGX Opinion.

        The accompanying forecasted financial information was not prepared with a view toward public disclosure or with a view toward complying with any guidelines or policies of regulatory authorities in the United States, including but not limited to, the published guidelines of the SEC, the principles established by the Financial Accounting Standards Board, or the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in our view as of the date of its preparation, was prepared on a reasonable basis, reflected the best available estimates and judgments at the time, and presented, to the best of our knowledge and belief, the expected course of action and the expected future financial performance of GlycoPEG-GCSF. This information should not be relied upon as being necessarily indicative of actual future results, and our stockholders are cautioned not to place undue reliance on the prospective financial information.

        Neither our independent registered public accounting firm, nor any other independent accountants have compiled, examined, or performed any procedures with respect to the forecasted financial information contained below, nor have they expressed any opinion or other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the forecasted financial information. Also, in rendering its opinion, RBC has assumed and relied upon the financial projections provided, and has not assumed responsibility for independently verifying and has not independently verified them.

        The assumptions and estimates underlying the forecasted financial information are inherently uncertain and, though considered reasonable by us as of the date of its preparation, are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the forecasted financial information. The forecasts below were prepared for the fiscal years ended December 31, 2008 through 2023, and were based on market and other data and assumptions available to us.

        The inclusion of these forecasts in this Proxy Statement should not be regarded as a representation to our stockholders by us or any of our advisors, agents or representatives that the results reflected in these forecasts will be realized. Our stockholders are cautioned not to place undue reliance on the projection information provided below.

        The forecasts below are or involve forward-looking statements and are based upon a variety of assumptions, including the timing of any regulatory approval and commercial launch of GlycoPEG-GCSF. These assumptions involve judgments with respect to future economic, competitive and regulatory conditions, financial market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Many important factors, in addition to those discussed elsewhere in this Proxy Statement, could cause results to differ materially from those expressed or implied by the forward-looking statements (See "Caution Regarding Forward-Looking Statements"). Accordingly, there can be no assurance that any of the forecasts are necessarily indicative of GlycoPEG-GCSF's actual future performance or that actual results will not differ materially from those in the forecasts set forth below.

        The forecasts were prepared using a number of assumptions, including assumptions that were valid at the time the forecasts were prepared and which may have changed over time due to changed circumstances. Such assumptions have not been updated since the forecasts were prepared. The table below presents our risk-adjusted revenues related to GlycoPEG-GCSF, except that the revenues exclude the impact of reimbursements received by us from BGX for our costs incurred under the BGX Collaboration Agreement. The revenues presented have been risk-adjusted by multiplying the non-risk adjusted revenues in each year by our estimate of the cumulative probability of achieving those revenues. The cumulative probability used for 2014 (the first year of the forecasted revenues) and beyond was 20%.

Year	Risk-adjusted Revenues
($ in millions)
2009-2013	$—
2014	$9
2015	$26
2016	$42
2017	$41
2018	$49
2019	$48
2020	$47
2021	$47
2022	$46
2023	$45

        We do not intend to make publicly available any update or other revisions to the foregoing projections, except as required by law.

Principal Provisions of the BGX Asset Purchase Agreement

        The following is a summary of the principal provisions of the BGX Asset Purchase Agreement. While we believe this description covers the material terms of the BGX Asset Purchase Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the BGX Asset Purchase Agreement. The BGX Asset Purchase Agreement is attached as Annex A to this Proxy Statement, and is considered part of this document. We urge you to carefully read the BGX Asset Purchase Agreement in its entirety for a more complete understanding of the BGX Asset Sale.

  The Parties to the BGX Asset Purchase Agreement

        BGX is a company organized under the laws of Germany. BGX develops biopharmaceutical drugs with known modes of action and established drug markets. BGX is a subsidiary of ratiopharm GmbH, a company organized under the laws of Germany and a producer of generic pharmaceuticals.

        We and BGX are currently party to that certain Research, Co-Development and Commercialization Agreement, dated April 20, 2004, as amended (the "BGX Collaboration Agreement"), pursuant to which we and BGX have collaborated in the development of a next generation G-CSF (the "BGX Collaboration"). Additionally, we and BGX are currently party to that certain Supply Agreement, dated October 13, 2008 to be effective as of October 10, 2008 (the "BGX Supply Agreement"), pursuant to which the parties agreed to begin transitioning responsibility from us to BGX for the supply of the various process reagents under the BGX Collaboration Agreement. The BGX Collaboration Agreement and the BGX Supply Agreement will terminate as of the closing date of the BGX Asset Sale. For more detailed information regarding the principal provisions of these agreements, see the section of this Proxy Statement entitled "Proposal No. 1: Approval of the BGX Asset Sale—Existing Agreements with BGX."

  The BGX Asset Sale

        At the closing of the BGX Asset Sale, we will transfer and convey to BGX certain assets and BGX will assume specified liabilities related to such assets. The assets we are transferring to BGX consist of the BGX Purchased Assets (as defined below) and the Licensed Assets (as defined below). The Licensed Assets consist of a license to BGX pursuant to a license agreement (the "BGX License Agreement") and a sublicense to BGX pursuant to a sublicense agreement (the "BGX Sublicense Agreement" and, together with the BGX License Agreement, the "BGX License Agreements"). We and BGX will enter into the BGX License Agreements immediately prior to the closing of the BGX Asset Sale, pursuant to which we will license or sublicense to BGX certain intellectual property to be acquired by Novo from us pursuant to the Novo Asset Purchase Agreement. At the closing of the Novo Asset Sale we will assign the BGX License Agreements to Novo.

  BGX Purchased Assets

        The "BGX Purchased Assets" mean:

  •
  certain of our patents, trademarks and know-how related to our intellectual property (the "BGX Transferred IP");

  •
  all tangible embodiments of the BGX Transferred IP;

  •
  all of our inventory of raw materials, DNA sequences, vectors, plasmids, cells, cell clones, enzymes, substrates, products, intermediates, references, analytical standards and retained samples related to the BGX Purchased Assets and the Licensed Assets (including materials to be delivered to BGX in accordance with the transition plan, but excluding materials that are Novo Purchased Assets (as defined below) or materials that relate to the BGX Excluded Assets (as defined below);

  •
  all of our regulatory documentation exclusively or primarily related to the activities conducted under the BGX Collaboration, but excluding any Investigational New Drug Applications included in such regulatory documentation;

  •
  all claims, counterclaims, credits, causes of action, rights of recovery, and rights of indemnification or setoff against third parties, insurance benefits and other claims and rights of ours to the extent relating to our activities under the BGX Collaboration, any BGX Purchased Assets or the BGX Assumed Liabilities (as defined below), and all other intangible property rights that relate to our activities under the BGX Collaboration, any BGX Purchased Assets or the BGX Assumed Liabilities; and

  •
  all of our rights in, under and to certain contracts (the "BGX Assumed Contracts"), including, but not limited to, all rights to receive goods and services purchased pursuant to such contracts, and to exploit intellectual property licensed pursuant to such contracts, and rights to assert claims and take other actions in respect of breaches or other violations of the foregoing.

  Licensed Assets

        The "Licensed Assets" mean the intellectual property licensed or sublicensed to BGX, as applicable, pursuant to the BGX License Agreements.

  BGX Excluded Assets

        BGX will not acquire the following assets, which we refer to as the "BGX Excluded Assets":

  •
  all assets to be transferred to Novo pursuant to the Novo Asset Purchase Agreement;

  •
  all of our cash, cash equivalents, investments, securities and bank or other deposit accounts;

  •
  any refunds, claims for refunds and rights to receive refunds with respect to taxes paid or to be paid by us;

  •
  all of our equipment, office supplies, accessories, tooling, tools, fixtures and furniture that are not BGX Purchased Assets;

  •
  any of our records (including, but not limited to, accounting records) related to taxes paid or payable by us and all of our financial or tax records that form part of our general ledger;

  •
  any insurance benefits payable to us arising from or related to the BGX Excluded Assets or the BGX Excluded Liabilities (as defined below);

  •
  our certificate of incorporation, bylaws, minute books, stock records, and corporate seal;

  •
  any of our contracts, that are not BGX Assumed Contracts, including, but not limited to, license agreements with respect to the BGX Transferred IP or Licensed Assets that are licensed to us by third party licensors;

  •
  any of our rights, title or interest to intellectual property related to the exploitation of non-GlycoPEGylated glycolipids or oligosaccharides not attached to a peptide or protein; and

  •
  any of our rights under the BGX Asset Purchase Agreement, and all related agreements, certificates and documents signed and delivered by either party and any of our rights under the Novo Asset Purchase Agreement and any related ancillary documents.

  BGX Assumed Liabilities

        At the closing of the BGX Asset Sale, BGX has agreed to assume our liabilities relating to performance obligations arising: (i) after the closing date of the BGX Asset Sale in connection with the regulatory documentation included in the assets purchased by BGX (but excluding any such obligations arising out of or resulting from any breach or violation of such regulatory documentation or any related requirement of applicable law by us on or prior to the closing date of the BGX Asset Sale), or (ii) under the contracts assigned to BGX accruing with respect to the period commencing, as applicable, after the closing date of the BGX Asset Sale (or if consent to assignment is required, the date such consent is obtained and such contracts are assigned to BGX), other than liabilities or obligations attributable to any failure by us to comply with the terms of such contracts (collectively, the "BGX Assumed Liabilities").

  BGX Excluded Liabilities

        Other than the BGX Assumed Liabilities and the Novo Assumed Liabilities (as defined below), all of our other liabilities and obligations will be retained by us, which liabilities and obligations we refer to as the "BGX Excluded Liabilities," and include, but are not limited to:

  •
  all of our liabilities and obligations, or the liabilities and obligations of any member of any consolidated, affiliated, combined or unitary group of which we are a member or have been a member, for taxes, except transfer taxes, the handling of which is separately set forth in the BGX Asset Purchase Agreement;

  •
  all our liabilities and obligations relating to employee benefits or compensation arrangements, whether relating or attributable to, or arising during, the period before or after the closing of the BGX Asset Sale, including, all liabilities or obligations under any employee benefit agreements, plans or other arrangements;

  •
  all liabilities and obligations arising from any action relating to us, the BGX Purchased Assets or the Licensed Assets or pending before any arbitrator or governmental authority;

  •
  all liabilities and obligations relating to or arising from any asset, property or business of ours that is not a BGX Purchased Asset or a Licensed Asset, whether relating or attributable to, or arising during, the period before or after the closing of the BGX Asset Sale; and

  •
  all liabilities and obligations relating or attributable to any owned, leased or operated BGX Purchased Asset or Licensed Asset prior to closing of the BGX Asset Sale, including in relation to any contract, agreement, lease, license, commitment, sales or purchase order or other instrument.

  BGX Purchase Price

        At the closing of the BGX Asset Sale, BGX will pay us $22,000,000 in cash, by wire transfer of immediately available funds.

  Closing

        If the BGX Asset Purchase Agreement is approved by our stockholders, the closing of the BGX Asset Sale is expected to take place shortly after the Special Meeting and will occur simultaneously with the closing of the Novo Asset Sale.

  Transition Plan

        We are obligated to make delivery of such tangible embodiments of all intellectual property with respect to the BGX Purchased Assets and the Licensed Assets in accordance with a transition plan.

  Representations and Warranties

        The BGX Asset Purchase Agreement contains certain representations and warranties made by us and by BGX. We have made representations and warranties to BGX relating to, among other things:

  •
  corporate organization, good standing and corporate power to operate our business;

  •
  corporate power and authority to enter into the BGX Asset Purchase Agreement and to consummate the BGX Asset Sale;

  •
  the adoption and recommendation by our Board of Directors of the BGX Asset Sale in accordance with our organizational documents and Delaware law;

  •
  our valid and binding obligations regarding the BGX Asset Purchase Agreement, except to the extent that enforceability is limited by law;

  •
  the absence of any conflict or breach of our organizational documents or applicable law as a result of our entering into the BGX Asset Purchase Agreement and the consummation of the BGX Asset Sale;

  •
  the absence of any conflict with, right of termination, cancellation or acceleration of any rights or obligations under any agreement or other instrument or obligation to which we are a party, or by which we, the BGX Collaboration or any of the BGX Purchased Assets or Licensed Assets may be bound or affected;

  •
  the absence of the creation or imposition of any lien upon any BGX Purchased Asset or Licensed Asset arising out of the execution and delivery by us of the BGX Asset Purchase Agreement, the documents that are ancillary to the BGX Asset Purchase Agreement and the consummation of the transactions contemplated thereby;

  •
  the absence of required stockholder or equityholder approval for the execution, delivery or performance of the BGX Asset Purchase Agreement, the agreements that are ancillary to the BGX Asset Purchase Agreement and the transactions contemplated thereby; other than the approval by the majority of the outstanding shares of our common stock;

  •
  sufficiency of and title to the BGX Purchased Assets and Licensed Assets;

  •
  the absence of knowledge of any claims challenging our ownership of and title to the BGX Purchased Assets and Licensed Assets;

  •
  the absence of any event or development of a state of circumstances that, individually or in the aggregate, has had, or could reasonably be expected to result in a "Material Adverse Effect," as that term is defined in the BGX Asset Purchase Agreement;

  •
  the taking of all action necessary to prosecute all of our existing applications and to maintain all such registrations in full force and effect, including having paid all required maintenance fees, and not taking or having failed to take any action that could reasonably be expected to have the effect of waiving any rights to the BGX Transferred IP or the Licensed Assets;

  •
  the effectiveness, enforceability, absence of default, absence of material breach by us related to the Third Party License Agreements;

  •
  the enforceability and validity of the BGX Transferred IP and the Licensed Assets;

  •
  the contemplated use of the BGX Transferred IP and the Licensed Assets by BGX shall not conflict with the intellectual property rights of third parties;

  •
  the absence of any pending action, order, agreement or other limitation restricting the use of the BGX Transferred IP and the Licensed Assets;

  •
  the absence of any threatened action or claim of infringement to which we are a party regarding the BGX Transferred IP or the Licensed Assets;

  •
  the absence of unauthorized use, infringement, misappropriation or violation of the BGX Transferred IP or the Licensed Assets;

  •
  the timely payment of fees and filing of documents related to the maintenance of the BGX Transferred IP and the Licensed Assets;

  •
  the completeness of the BGX Transferred IP and the Licensed Assets relating to G-CSF;

  •
  the compliance of our activities under the BGX Collaboration with applicable law;

  •
  the absence of action pending, or to our knowledge threatened, before any governmental authority that could reasonably be expected to have a Material Adverse Effect;

  •
  the maintenance of insurance policies in accordance with the BGX Collaboration;

  •
  timely payment of all material taxes with respect to the BGX Purchased Assets or the Licensed Assets;

  •
  the absence of undisclosed broker fees;

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  the absence of any notification by a governmental authority informing us that our activities under the BGX Collaboration were or are in violation of any applicable law or the subject of any investigation; and

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  our solvency.

        These representations and warranties have been made solely for the benefit of the parties to the BGX Asset Purchase Agreement and are not intended to be relied on by any other person.

        In addition, these representations and warranties are qualified by specific disclosures made to BGX in connection with the BGX Asset Purchase Agreement, are subject to the materiality standards contained in the BGX Asset Purchase Agreement, which may differ from what may be viewed as material by investors, and were made only as of the date of the BGX Asset Purchase Agreement or such other date as is specified in the BGX Asset Purchase Agreement.

Additional Agreements and Obligations

  Standstill Agreement

        Commencing on the date of the signing of the BGX Asset Purchase Agreement and ending on the earlier of (i) the termination of the BGX Asset Purchase Agreement, (ii) the closing date of the BGX Asset Sale, and (iii) if after receipt of a Superior Acquisition Proposal, our Board of Directors, in the exercise of its fiduciary duties, determines in good faith that it shall fail to make, withdraw or modify its recommendation to our stockholders that the BGX Asset Purchase Agreement be approved by our stockholders, BGX shall not, without our prior written consent:

  •
  acquire, or attempt to acquire, any voting securities or direct or indirect rights or options to acquire any of our voting securities;

  •
  effect, offer, seek, propose or attempt to effect any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to us;

  •
  seek or propose to influence or control our management or policies or to obtain representation on our Board of Directors;

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  make any public announcement with respect to, or submit a proposal for any extraordinary transaction involving us or our securities or assets;

  •
  enter into a "group" (as such term is used in Section 13(d)(3) of the Exchange Act) in connection with any of the foregoing; or

  •
  seek or request permission or participate in any effort to do any of the foregoing or make, or seek permission to make, any public announcement with respect to the foregoing.

  Withholding Tax

        The payment of the sale proceeds by BGX to us is subject to tax withholding of approximately $3,500,000 in Germany if BGX has not received a Certificate of Exemption to relieve BGX from the obligation to withhold the tax. We and BGX have submitted the application to the German General

Tax Office for the Certificate of Exemption. If the Certificate of Exemption is not received prior to the closing of the BGX Asset Sale, the tax will be withheld, and we will have to file for a refund of the tax. The timing of receiving a refund is uncertain.

  Technical Transition Assistance

        During the period of time commencing on the date of the signing of the BGX Asset Purchase Agreement and ending 30 days after the closing date of the BGX Asset Sale, we will provide technical assistance to BGX as may be reasonably required to ensure an efficient and orderly transition of the BGX Transferred IP. BGX will bear any out-of-pocket costs that we incur in connection with providing such technical assistance. During the technical transition period, we will use reasonable efforts to continue to make available to BGX certain of our employees with training and experience relating to the BGX Purchased Assets and will make reasonable efforts to retain or have access to such employees, including using commercially reasonable efforts to structure the incentive compensation, stay bonuses or other similar payments to such employees to be payable in whole or in substantial part as of the end of the technical transition period and BGX shall reimburse us for the payment of such salary or other compensation.

  No Solicitation of Alternative Proposals

        We have agreed not to, and will cause all of our officers, directors, employees, financial advisors, attorneys, accountants or other advisors or consultants retained by us not to, solicit, initiate, or encourage any inquiries with respect to, or the making of, any acquisition proposal, or engage in any negotiations or discussions with, furnish any information or data to, or enter into any letter of intent, agreement in principle, acquisition agreement or similar agreement with any party related to an acquisition proposal.

        Notwithstanding the foregoing, in circumstances not involving a breach of the BGX Asset Purchase Agreement, in response to a written and unsolicited acquisition proposal received from a third party prior to the date of our Special Meeting or its adjournment, we may engage in discussions or negotiations with, and furnish information and data to, any such party if:

  •
  our Board of Directors determines in good faith that such acquisition proposal will, or is reasonably likely to, result in an acquisition proposal for all of our stock or substantially all of our assets that is superior to our stockholders from a financial point of view and is reasonably likely to be consummated on its terms (a "Superior Acquisition Proposal");

  •
  our Board of Directors determines in good faith that the failure to take such action would be inconsistent with our Board of Directors' fiduciary duties under applicable law;

  •
  at least 48 hours has elapsed from the time we shall have provided BGX with notice of such determination by our Board of Directors; and

  •
  material, non-public information regarding us is provided to a party that submits an unsolicited written acquisition proposal pursuant to a confidentiality agreement with terms no less favorable to us than those contained in our confidentiality agreement with BGX.

        Within 24 hours after receipt of any written acquisition proposal, we will provide BGX with a copy of such acquisition proposal or, in connection with any non-written acquisition proposal, a written statement setting forth in reasonable detail the material terms and conditions of such acquisition proposal. We will furnish to BGX copies of any written proposals and draft documentation or, if drafted, written summaries of any material oral inquiries or discussions involving the acquisition proposal. If we provide any non-public information to any party submitting an acquisition proposal that has not previously been provided to BGX, we agree to provide a copy of such information to BGX within 24 hours after the time it is first provided to such other party.

        Our Board of Directors recommends that the BGX Asset Purchase Agreement, the BGX Asset Sale and the transactions contemplated thereby are in our best interests and the interests of our stockholders. However, if we receive a Superior Acquisition Proposal, and our Board of Directors determines in good faith that to do otherwise would likely result in a breach of its fiduciary duties under Delaware law, our Board of Directors may fail to make, withdraw or modify its recommendation that the BGX Asset Purchase Agreement, the BGX Asset Sale and the transactions contemplated thereby are in the best interest of us and our stockholders (a "BGX Change in Recommendation").

        Subject to the provisions outlined in the paragraph below, our Board of Directors may terminate the BGX Asset Purchase Agreement if: (i) we receive an unsolicited written acquisition proposal prior to the date of our Special Meeting or its adjournment, (ii) our Board of Directors determines in good faith that such acquisition proposal constitutes a Superior Acquisition Proposal, and (iii) our Board of Directors determines in good faith that failure to take such action would result in the breach of our Board of Directors' fiduciary duties under Delaware law.

        In the event that our Board of Directors makes a determination to: (i) make a BGX Change in Recommendation, or (ii) terminate the BGX Asset Purchase Agreement in response to a unsolicited written acquisition proposal, we agree to provide BGX with prior written notice of not less than three business days that we plan to take any of the foregoing actions. We agree to provide notice that shall contain a description of the reasons for any Change of Recommendation, if any, and a copy of the most recent version of any written agreement relating to the Superior Acquisition Proposal. If requested by BGX after the delivery of such notice, we shall engage in reasonable, good faith negotiations with BGX regarding any modifications to the terms and conditions of the BGX Asset Purchase Agreement proposed by BGX. If BGX proposes any such modifications to the terms and conditions of the BGX Asset Purchase Agreement prior to the expiration of the three business day period following delivery of our notice and such modifications were material, our Board of Directors may not effect a BGX Change in Recommendation or terminate the BGX Asset Purchase Agreement unless and until our Board of Directors determines in good faith that the acquisition proposal resulting in the proposed BGX Change in Recommendation or termination continues to constitute a Superior Acquisition Proposal, after taking into account any changes in the terms and conditions of the BGX Asset Purchase Agreement proposed by BGX. If any material modifications are made to the terms and conditions of any acquisition proposal after the date that notice of BGX Change in Recommendation or termination of the BGX Asset Purchase Agreement is provided by us to BGX, we shall again be required to comply with the notice provisions with respect to such modified acquisition proposal.

  Representation and Warranty Insurance

        We have agreed to use reasonable best efforts to purchase a representation and warranty insurance policy for the benefit of BGX and its affiliates with respect to any inaccuracy in or breach of any representation or warranty by us contained in the BGX Asset Purchase Agreement. The representation and warranty insurance policy shall be subject to a deductible of $500,000 generally and $1,500,000 for any inaccuracy in or breach of certain representations made by us with respect to the BGX Transferred IP or the Licensed Assets, a cap of $4,000,000 and shall only cover claims asserted by BGX prior to the second anniversary of the closing date. The premium payable by us for such policy is $240,000.

  Clinical Trial Liability Insurance

        We have agreed to use reasonable best efforts to purchase extended reporting or "tail" coverage with respect to our clinical trial liability insurance policies in effect for all periods during which we were conducting human clinical trials and have agreed to name BGX as an additional insured party to the policy.

  Conditions to the BGX Asset Sale

        The obligations of the parties to complete the BGX Asset Sale are subject to certain conditions, including, but not limited to:

  •
  approval of the BGX Asset Sale by our stockholders;

  •
  the absence of any law or pending action by a governmental authority prohibiting the consummation of all or part of the BGX Asset Sale and no action shall be pending or threatened by any governmental authority or other person seeking a writ, judgment, decree, injunction or similar order or seeking to recover any damages or obtain other relief as a result of the consummation of the BGX Asset Sale; and

  •
  completion of all notifications and filings with governmental authorities and expiration or termination of any waiting periods required by governmental authorities.

        The obligations of BGX to complete the BGX Asset Sale are subject to certain additional conditions, including, but not limited to:

  •
  the accuracy of the representations and warranties made by us to BGX;

  •
  the performance of our obligations under the BGX Asset Purchase Agreement;

  •
  the absence of any event or development of a state of circumstances that, individually or in the aggregate, has had, or could reasonably be expected to result in a "Material Adverse Effect," as that term is defined in the BGX Asset Purchase Agreement;

  •
  the receipt by BGX of a certificate of our good standing from the State of Delaware, and a certificate from one of our officers certifying that the conditions to the obligations of BGX to complete the BGX Asset Sale have been satisfied and that the execution and delivery of the BGX Asset Purchase Agreement is validly authorized and executed;

  •
  the receipt by BGX of all documents reasonably requested relating to consummation of ancillary transactions contemplated by the BGX Asset Purchase Agreement, including executed counterparts of documents required to be executed by us;

  •
  the simultaneous closing of the BGX Asset Sale and the Novo Asset Sale without any waiver or amendment by Novo of any of the conditions precedent to the Novo Asset Purchase Agreement that would reasonably be expected to have a Material Adverse Effect on the rights or interests of BGX under the BGX Asset Purchase Agreement;

  •
  the issuance and effectiveness of the representation and warranty insurance policy and the clinical trial liability tail policy as required by the BGX Asset Purchase Agreement and the payment by us of the premiums thereunder; and

  •
  the receipt by us of an acknowledgment of assignment from the Regents of the University of California of our right to assign to Novo and sublicense to BGX an exclusive license agreement by and between the Regents of the University of California and us (which acknowledgement has been obtained).

        Our obligation to complete the BGX Asset Sale is subject to certain conditions, including, but not limited to:

  •
  the accuracy of the representations and warranties made by BGX to us;

  •
  the performance of BGX's obligations under the BGX Asset Purchase Agreement;

  •
  the receipt by us of a certificate from an officer of BGX certifying that the conditions to our obligation to complete BGX Asset Sale have been satisfied, and that the execution and delivery of the BGX Asset Purchase Agreement is validly authorized and executed; and

  •
  the receipt by us of all documents reasonably requested relating to the consummation of ancillary transactions contemplated by the BGX Asset Purchase Agreement, including executed counterparts of documents required to be executed by BGX.

  Termination of the BGX Asset Purchase Agreement

        The BGX Asset Purchase Agreement may be terminated and the transactions contemplated thereby abandoned at any time prior to the closing of the BGX Asset Sale, whether before or after the BGX Asset Purchase Agreement has been approved by our stockholders, as follows:

  •
  by BGX or us:

  •
  upon mutual written agreement;

  •
  if our stockholders do not approve the BGX Asset Sale;

  •
  if the closing of the BGX Asset Sale shall not have occurred prior to January 31, 2009 (the "End Date") other than due to a breach of any representation or warranty of the party seeking termination, or as a result of the failure of such party to comply with its obligations; or

  •
  if there shall be in effect any applicable law that prohibits the closing of the BGX Asset Sale or if the closing of the BGX Asset Sale would violate any non-appealable order.

  •
  by BGX if:

  •
  any of the conditions precedent to the obligations of both parties, or any of the conditions precedent to BGX's obligations to complete the BGX Asset Sale shall become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by BGX; or

  •
  if our Board of Directors effects a BGX Change in Recommendation.

  •
  by us if:

  •
  any of the conditions precedent to the obligations of both parties, or any of the conditions precedent to our obligation to complete the BGX Asset Sale shall become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by us; or

  •
  provided that we comply with the conditions and procedures set forth in the BGX Asset Purchase Agreement with respect to a Superior Acquisition Proposal, immediately prior to our entering into a definitive agreement with a third party with respect to such Superior Acquisition Proposal.

  Termination Fee and Payment of Expenses

        We have agreed to pay BGX the sum of $1,000,000 (the "BGX Termination Fee") if the BGX Asset Purchase Agreement is terminated under the circumstances set forth below:

  •
  by BGX or us if:

  •
  our stockholders do not approve the BGX Asset Sale and prior to our Special Meeting: (i) an acquisition proposal is publicly announced or is communicated to our Board of Directors, or any person has publicly announced an intention, whether or not conditional, to make an acquisition proposal, and (ii) within 12 months after termination of the BGX Asset Purchase Agreement, we enter into a definitive agreement with respect to an acquisition proposal or an acquisition proposal is otherwise consummated.

  •
  by BGX if:

  •
  our Board of Directors effects a BGX Change in Recommendation (as defined below).

  •
  by us if:

  •
  we enter into a definitive agreement with a third party with respect to a Superior Acquisition Proposal.

        We have also agreed to reimburse BGX for up to an aggregate of $500,000 of any and all out-of-pocket expenses if the BGX Asset Purchase Agreement is terminated: (i) under any circumstance that would trigger the payment of the BGX Termination Fee (such out-of-pocket expenses shall be payable by us to BGX in addition to the BGX Termination Fee), or (ii) if our stockholders do not approve the BGX Asset Sale, but without the occurrence of such additional conditions that would trigger our obligation to pay BGX the BGX Termination Fee.

  Non-Survival of Representations, Warranties and Agreements

        From and after the closing of the BGX Asset Sale, we shall have no liability to BGX with respect to any inaccuracy or breach of any of the representations or warranties made by us in the BGX Asset Purchase Agreement or any related documents, and BGX's sole recourse and remedy with respect to any such inaccuracy or breach shall be to assert a claim or claims for coverage pursuant to the representation and warranty insurance policy.

  Fees and Expenses

        Other than our potential reimbursement to BGX of up to $500,000 of any and all of BGX's out-of-pocket expenses as described above and other specified immaterial reimbursements by each party to the other, each party will bear its own costs and expenses with respect to the transactions contemplated by the BGX Asset Purchase Agreement, whether or not such transaction is consummated.

  Amendment and Waiver

        The BGX Asset Purchase Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each of BGX and us, or in the case of a waiver, by the party against whom the waiver is to be effective.

  Absence of Appraisal Rights

        Under Delaware law, our stockholders are not entitled to appraisal rights for their shares of our common stock in connection with the transactions contemplated by the BGX Asset Purchase Agreement or to any similar rights of dissenters under Delaware law.

Material Federal and State Income Tax Consequences of the BGX Asset Sale

        We believe we will not incur any federal or state income taxes as a result of the BGX Asset Sale because our basis in the assets being sold exceeds the sale proceeds that will be received from BGX.

        The payment of the sale proceeds by BGX to us is subject to tax withholding of approximately $3,500,000 in Germany if BGX has not received a Certificate of Exemption to relieve BGX from the obligation to withhold the tax. We and BGX have submitted the application to the German General

Tax Office for the Certificate of Exemption. If the Certificate of Exemption is not received prior to the closing of the BGX Asset Sale, the tax will be withheld and we will have to file for a refund of the tax. The timing of receiving a refund is uncertain.

Required Vote

        The affirmative vote of the holders of a majority of our common stock issued and outstanding and entitled to vote is required for approval of the BGX Asset Sale.

Regulatory Approvals

        No United States federal or state regulatory requirements must be complied with or approvals obtained as a condition to the BGX Asset Sale.

Pro Forma Financial Information

  Consummation of BGX Asset Sale Alone

        The unaudited pro forma financial data set forth below has been derived by the application of pro forma adjustments to our historical financial statements for the years ended December 31, 2005, 2006 and 2007, and for the nine months ended September 30, 2008. The unaudited pro forma financial data gives effect to the consummation of the BGX Asset Sale as if it had occurred on January 1, 2005, in the case of the statement of operations, and September 30, 2008, in the case of the balance sheet. The unaudited pro forma financial data does not give effect to the consummation of the Novo Asset Sale, the consummation of both Asset Sales, or the Liquidation.

        We present an unaudited pro forma balance sheet as of September 30, 2008. We also present unaudited pro forma statements of operations for each of the years ended December 31, 2005, 2006, and 2007, and for the nine months ended September 30, 2008. The information should be read in conjunction with our audited financial statements and the related notes as filed as part of our Annual Report on Form 10-K for the year ended December 31, 2007, as amended, which is attached as Annex F and Annex G to this Proxy Statement, and our unaudited financial statements and the related notes filed as part of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, which is attached as Annex H to this Proxy Statement.

        The following unaudited pro forma financial data is not necessarily indicative of our financial position or results of operations that actually would have been attained had the BGX Asset Sale been consummated at the dates indicated, and is not necessarily indicative of our financial position or results of operations that will be achieved in the future. In addition, as noted above, BGX may elect to terminate the BGX Asset Purchase Agreement if the Novo Asset Sale is not consummated for any reason, including failure by us to obtain stockholder approval of the Novo Asset Sale.

        We have included the following unaudited pro forma financial data solely for the purpose of providing stockholders with information that may be useful for purposes of considering and evaluating the proposal to approve the BGX Asset Sale. Our future results are subject to prevailing economic and industry specific conditions and financial, business and other known and unknown risks and uncertainties, certain of which are beyond our control. These factors include, without limitation, those described in this Proxy Statement and those described under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2007, as amended, which is attached as Annex F and Annex G to this Proxy Statement, in Item 1A of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, which is attached as Annex H to this Proxy Statement.

Neose Technologies, Inc.
Pro Forma Balance Sheet
(unaudited)
(in thousands, except per share amounts)

	September 30, 2008
	Historical	Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$7,097	$17,975	(1)	$25,072
Accounts receivable, net	1,758	—		1,758
Prepaid expenses and other current assets	425	—		425

Total current assets	9,280	17,975		27,255
Property and equipment, net	12,612	—		12,612
Other assets	71	—		71

Total assets	$21,963	$17,975		$39,938

Liabilities and Stockholders' Equity
Current liabilities:
Note payable	$136	$—		$136
Current portion of long-term debt and capital lease obligations	68	—		68
Accounts payable	629	—		629
Accrued compensation	1,107	—		1,107
Accrued expenses	1,919	—		1,919
Deferred revenue	938	(55	)(2)	883

Total current liabilities	4,797	(55)		4,742
Warrant liability	993	1,537	(3)	2,530
Long-term debt and capital lease obligations	137	—		137
Deferred revenue	7,538	(698	)(2)	6,840
Other liabilities	571	—		571

Total liabilities	14,036	784		14,820

Contingencies
Stockholders' equity:
Preferred stock, par value $.01 per share, 5,000 shares authorized, none issued	—	—		—
Common stock, par value $.01 per share, 150,000 shares authorized; 54,468 shares issued and outstanding	545	—		545
Additional paid-in capital	313,576	—		313,576
Accumulated deficit	(306,194)	17,191	(4)	(289,003)

Total stockholders' equity	7,927	17,191		25,118

Total liabilities and stockholders' equity	$21,963	$17,975		$39,938

(1)
Assumes receipt of $22,000,000 less $4,025,000 of costs related to the BGX Asset Sale, which include $1,075,000 in financial advisory fees due to RBC in the event that only one asset sale is consummated as well as a 100% allocation to the BGX Asset Sale of all other transaction costs incurred in connection with the BGX Asset Sale and the Novo Asset Sale.

(2)
As of September 30, 2008, our deferred revenue included $753,000 related to the BGX Collaboration, of which $55,000 was a current liability and $698,000 was a noncurrent liability.

  Because we would have no continuing performance obligations to BGX following consummation of the Asset Sales, we have recognized as revenue the remaining deferred revenue liability relating to BGX.

(3)
Consists of an adjustment of warrant liability valuation from fair value to cash settlement value. The warrants issued in our March 2007 equity financing contain a net cash settlement feature, which is available to the warrant holders at their option, in certain change of control circumstances. We believe consummation of the BGX Asset Sale alone would trigger this option. Under the net cash settlement feature, each warrant holder would have the option to receive, in exchange for each of its warrants, an amount of cash equal to the value of the warrant as of the trading day immediately prior to the closing of the BGX Asset Sale determined in accordance with the Black-Scholes option pricing formula. This option would be exercisable during the period beginning on the date of the closing of the BGX Asset Sale and ending on the date 30 days thereafter. As of September 30, 2008, the cash settlement value of the warrants was $2,530,000, which was $1,537,000 greater than the carrying value of the warrant liability on our balance sheet.

(4)
The accumulated deficit adjustment includes the gain associated with the BGX Asset Sale and the recognition of BGX-related deferred revenue as described above, offset in part by adjustment of our warrant liability from fair value to cash settlement value as described above

Neose Technologies, Inc.
Pro Forma Statement of Operations
(unaudited)
(in thousands, except per share amounts)

	Year ended December 31, 2005
	Historical	Adjustments		Pro Forma
Revenue from collaborative agreements	$6,137	$(3,341	)(1)	$2,796

Operating expenses:
Research and development	33,136	(8,527	)(2)	24,609
General and administrative	10,878	—	(3)	10,878
Restructuring charges	14,206	—		14,206

Total operating expenses	58,220	(8,527)		49,693

Operating loss	(52,083)	5,186		(46,897)
Other income	22	—		22
Interest income	1,536	—		1,536
Interest expense	(1,314)	—		(1,314)

Net loss	$(51,839)	$5,186		$(46,653)

Basic and diluted net loss per share	$(1.64)			$(1.48)

Weighted-average shares outstanding used in computing basic and diluted net loss per share	31,590			31,590

(1)
Consists of $2,939,000 of research and development funding, and $402,000 of license fee and milestone revenue recognized during the period under the BGX Collaboration.

(2)
Consists of $7,724,000 of third party research and development expenses (including third party expenses incurred for the NE-180 program), as well as $803,000 of direct payroll expenses incurred by us under the BGX Collaboration, during the period.

(3)
General and administrative expenses for the year ended December 31, 2005 included $3,003,000 of legal expenses associated with our intellectual property portfolio. Our intellectual property portfolio is complex, with many elements providing simultaneous intellectual property protection to many of our programs. BGX and Novo negotiated a cost sharing arrangement for the intellectual property portfolio that is specific to their negotiated allocation of ownership, control, and usage rights of many elements of the portfolio. This pro forma financial information is prepared under the assumption that we would have continued to have rights to the intellectual property following the closing of the BGX Asset Sale. As a result of the difference in the implied allocation of ownership, control, and usage rights for the pro forma financial information as compared to the BGX Asset Sale, we have not estimated the amount of legal expenses that BGX would have borne during the period following the BGX Asset Sale.

Neose Technologies, Inc.
Pro Forma Statement of Operations
(unaudited)
(in thousands, except per share amounts)

	Year ended December 31, 2006
	Historical	Adjustments		Pro Forma
Revenue from collaborative agreements	$6,184	$(1,400	)(1)	$4,784

Operating expenses:
Research and development	29,013	(11,747	)(2)	17,266
General and administrative	11,551	—	(3)	11,551

Total operating expenses	40,564	(11,747)		28,817
Gain on sale of Witmer Road Facility	7,333	—		7,333

Operating loss	(27,047)	10,347		(16,700)
Interest income	1,211	—		1,211
Interest expense	(1,271)	—		(1,271)

Net loss	$(27,107)	$10,347		$(16,760)

Basic and diluted net loss per share	$(0.82)			$(0.51)

Weighted-average shares outstanding used in computing basic and diluted net loss per share	32,857			32,857

(1)
Consists of $1,191,000 of research and development funding, and $209,000 of license fee and milestone revenue recognized during the period under the BGX Collaboration.

(2)
Consists of $11,519,000 of third party research and development expenses (including third party expenses incurred for the NE-180 program), as well as $228,000 of direct payroll expenses incurred by us under the BGX Collaboration, during the period.

(3)
General and administrative expenses for the year ended December 31, 2006 included $2,506,000 of legal expenses associated with our intellectual property portfolio. Our intellectual property portfolio is complex, with many elements providing simultaneous intellectual property protection to many of our programs. BGX and Novo negotiated a cost sharing arrangement for the intellectual property portfolio that is specific to their negotiated allocation of ownership, control, and usage rights of many elements of the portfolio. This pro forma financial information is prepared under the assumption that we would have continued to have rights to the intellectual property following the closing of the BGX Asset Sale. As a result of the difference in the implied allocation of ownership, control, and usage rights for the pro forma financial information as compared to the BGX Asset Sale, we have not estimated the amount of legal expenses that BGX would have borne during the period following the BGX Asset Sale.

Neose Technologies, Inc.
Pro Forma Statement of Operations
(unaudited)
(in thousands, except per share amounts)

	Year ended December 31, 2007
	Historical	Adjustments		Pro Forma
Revenue from collaborative agreements	$8,805	$(2,706	)(1)	$6,099

Operating expenses:
Research and development	34,918	(17,989	)(2)	16,929
General and administrative	10,855	—	(3)	10,855

Total operating expenses	45,773	(17,989)		27,784

Operating loss	(36,968)	15,283		(21,685)
Decrease in fair value of warrant liability	6,560	—		6,560
Interest income	1,504	—		1,504
Interest expense	(147)	—		(147)

Loss before income tax benefit	(29,051)	15,283		(13,768)
Income tax benefit	533	—		533

Net loss	$(28,518)	$15,283		$(13,235)

Basic and diluted net loss per share	$(0.57)			$(0.26)

Weighted-average shares outstanding used in computing basic and diluted net loss per share	50,262			50,262

(1)
Consists of $2,650,000 of research and development funding, and $56,000 of license fee and milestone revenue recognized during the period under the BGX Collaboration.

(2)
Consists of $17,450,000 of third party research and development expenses (including third party expenses incurred for the NE-180 program), as well as $539,000 of direct payroll expenses incurred by us under the BGX Collaboration, during the period.

(3)
General and administrative expenses for the year ended December 31, 2007 included $2,383,000 of legal expenses associated with our intellectual property portfolio. Our intellectual property portfolio is complex, with many elements providing simultaneous intellectual property protection to many of our programs. BGX and Novo negotiated a cost sharing arrangement for the intellectual property portfolio that is specific to their negotiated allocation of ownership, control, and usage rights of many elements of the portfolio. This pro forma financial information is prepared under the assumption that we would have continued to have rights to the intellectual property following the closing of the BGX Asset Sale. As a result of the difference in the implied allocation of ownership, control, and usage rights for the pro forma financial information as compared to the BGX Asset Sale, we have not estimated the amount of legal expenses that BGX would have borne during the period following the BGX Asset Sale.

Neose Technologies, Inc.
Pro Forma Statement of Operations
(unaudited)
(in thousands, except per share amounts)

	Nine Months Ended September 30, 2008
	Historical	Adjustments		Pro Forma
Revenue from collaborative agreements	$7,688	$(3,252	)(1)	$4,436

Operating expenses:
Research and development	15,035	(6,365	)(2)	8,670
General and administrative	7,785	—	(3)	7,785

Total operating expenses	22,820	(6,365)		16,455

Operating loss	(15,132)	3,113		(12,019)
Decrease in fair value of warrant liability	3,212	—		3,212
Interest income	303	—		303
Interest expense	(35)	—		(35)

Loss before income tax benefit	(11,652)	3,113		(8,539)
Income tax benefit	303	—		303

Net loss	$(11,349)	$3,113		$(8,236)

Basic and diluted net loss per share	$(0.21)			$(0.15)

Weighted-average shares outstanding used in computing basic and diluted net loss per share	54,468			54,468

(1)
Consists of $3,210,000 of research and development funding, and $42,000 of license fee and milestone revenue recognized during the period under the BGX Collaboration.

(2)
Consists of $5,735,000 of third party research and development expenses (including third party expenses incurred for the NE-180 program), as well as $630,000 of direct payroll expenses incurred by us under the BGX Collaboration, during the period.

(3)
General and administrative expenses for the nine months ended September 30, 2008 included $1,152,000 of legal expenses associated with our intellectual property portfolio. Our intellectual property portfolio is complex, with many elements providing simultaneous intellectual property protection to many of our programs. BGX and Novo negotiated a cost sharing arrangement for the intellectual property portfolio that is specific to their negotiated allocation of ownership, control, and usage rights of many elements of the portfolio. This pro forma financial information is prepared under the assumption that we would have continued to have rights to the intellectual property following the closing of the BGX Asset Sale. As a result of the difference in the implied allocation of ownership, control, and usage rights for the pro forma financial information as compared to the BGX Asset Sale, we have not estimated the amount of legal expenses that BGX would have borne during the period following the BGX Asset Sale.

  Consummation of Both BGX and Novo Asset Sales; No Liquidation

        The unaudited pro forma financial data set forth below has been derived by the application of pro forma adjustments to our historical financial statements for the years ended December 31, 2005, 2006 and 2007, and for the nine months ended September 30, 2008. The unaudited pro forma financial data gives effect to the consummation of both the BGX and Novo Asset Sales as if they had occurred on January 1, 2005, in the case of the statement of operations, and September 30, 2008, in the case of the balance sheet. The unaudited pro forma financial data does not give effect to the Liquidation.

        We present an unaudited pro forma balance sheet as of September 30, 2008. We also present unaudited pro forma statements of operations for each of the years ended December 31, 2005, 2006, and 2007, and for the nine months ended September 30, 2008. The information should be read in conjunction with our audited financial statements and the related notes as filed as part of our Annual Report on Form 10-K for the year ended December 31, 2007, as amended, which is attached as Annex F and Annex G to this Proxy Statement, and our unaudited financial statements and the related notes filed as part of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, which is attached as Annex H to this Proxy Statement.

        The following unaudited pro forma financial data is not necessarily indicative of our financial position or results of operations that actually would have been attained had each of the BGX Asset Sale and Novo Asset Sale been consummated at the dates indicated, and is not necessarily indicative of our financial position or results of operations that will be achieved in the future.

        We have included the following unaudited pro forma financial data solely for the purpose of providing stockholders with information that may be useful for purposes of considering and evaluating the proposals to approve the BGX Asset Sale and the Novo Asset Sale. Our future results are subject to prevailing economic and industry specific conditions and financial, business and other known and unknown risks and uncertainties, certain of which are beyond our control. These factors include, without limitation, those described in this Proxy Statement and those described under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2007, as amended, which is attached as Annex F and Annex G to this Proxy Statement, in Item 1A of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, which is attached as Annex H to this Proxy Statement.

Neose Technologies, Inc.
Pro Forma Balance Sheet
(unaudited)
(in thousands, except per share amounts)

	September 30, 2008
	Historical	Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$7,097	$38,475	(1)	$45,572
Accounts receivable, net	1,758	—		1,758
Prepaid expenses and other current assets	425	—		425

Total current assets	9,280	38,475		47,755
Property and equipment, net	12,612	—		12,612
Other assets	71	—		71

Total assets	$21,963	$38,475		$60,438

Liabilities and Stockholders' Equity
Current liabilities:
Note payable	$136	$—		$136
Current portion of long-term debt and capital lease obligations	68	—		68
Accounts payable	629	—		629
Accrued compensation	1,107	5,643	(2)	6,750
Accrued expenses	1,919	—		1,919
Deferred revenue	938	(938	)(3)	—

Total current liabilities	4,797	4,705		9,502
Warrant liability	993	1,537	(4)	2,530
Long-term debt and capital lease obligations	137	—		137
Deferred revenue	7,538	(7,538	)(3)	—
Other liabilities	571	—		571

Total liabilities	14,036	(1,296)		12,740

Contingencies
Stockholders' equity:
Preferred stock, par value $.01 per share, 5,000 shares authorized, none issued	—	—		—
Common stock, par value $.01 per share, 150,000 shares authorized; 54,468 shares issued and outstanding	545	—		545
Additional paid-in capital	313,576	—		313,576
Accumulated deficit	(306,194)	39,771	(5)	(266,423)

Total stockholders' equity	7,927	39,771		47,698

Total liabilities and stockholders' equity	$21,963	$38,475		$60,438

(1)
Assumes receipt of $43,000,000 less $4,525,000 of costs related to the Asset Sales.

(2)
Adjustment for severance and bonus payments due to employees terminated as a result of the Asset Sales.

(3)
As of September 30, 2008, our deferred revenue included $8,476,000 related to the BGX Collaboration and the Novo Collaboration, of which $938,000 was a current liability and $7,538,000 was a noncurrent liability. Because we would have no continuing performance obligations to BGX and Novo following consummation of the Asset Sales, we have recognized as revenue the remaining deferred revenue liability relating to BGX and Novo.

(4)
Consists of an adjustment of warrant liability valuation from fair value to cash settlement value. The warrants issued in our March 2007 equity financing contain a net cash settlement feature, which is available to the warrant holders at their option, in certain change of control circumstances. The consummation of the BGX Asset Sale and the Novo Asset Sale would trigger this option. Under the net cash settlement feature, each warrant holder would have the option to receive, in exchange for each of its warrants, an amount of cash equal to the value of the warrant as of the trading day immediately prior to the closing of the BGX Asset Sale and the Novo Asset Sale determined in accordance with the Black-Scholes option pricing formula. This option would be exercisable during the period beginning on the date of the closing of the BGX Asset Sale and the Novo Asset Sale and ending on the date 30 days thereafter. As of September 30, 2008, the cash settlement value of the warrants was $2,530,000, which was $1,537,000 greater than the carrying value of the warrant liability on our balance sheet.

(5)
The accumulated deficit adjustment includes the gain associated with the Asset Sales and the recognition of deferred revenue as described above, offset in part by the severance and bonus payments described above, and further offset in part by adjustment of our warrant liability from fair value to cash settlement value as described above.

Neose Technologies, Inc.
Pro Forma Statement of Operations
(unaudited)
(in thousands, except per share amounts)

	Year ended December 31, 2005
	Historical	Adjustments		Pro Forma
Revenue from collaborative agreements	$6,137	$(6,137	)(1)	$—

Operating expenses:
Research and development	33,136	(9,902	)(2)	23,234
General and administrative	10,878	(3,003	)(3)	7,875
Restructuring charges	14,206	—		14,206

Total operating expenses	58,220	(12,905)		45,315

Operating loss	(52,083)	6,768		(45,315)
Other income	22	—		22
Interest income	1,536	—		1,536
Interest expense	(1,314)	—		(1,314)

Net loss	$(51,839)	$6,768		$(45,071)

Basic and diluted net loss per share	$(1.64)			$(1.43)

Weighted-average shares outstanding used in computing basic and diluted net loss per share	31,590			31,590

(1)
Consists of $4,966,000 of research and development funding, and $1,171,000 of license fee and milestone revenue recognized during the period under the BGX Collaboration and the Novo Collaboration.

(2)
Consists of $8,388,000 of third party research and development expenses (including third party expenses incurred for the NE-180 program), as well as $1,514,000 of direct payroll expenses incurred by us under the BGX Collaboration and the Novo Collaboration, during the period.

(3)
General and administrative expenses for the year ended December 31, 2005 included $3,003,000 of legal expenses associated with our intellectual property portfolio. Substantially all of those legal expenses related to the intellectual property included in the BGX and Novo Asset Sales. Therefore, we have assumed that BGX and Novo would have borne all such expenses during the period following the BGX Asset Sale and the Novo Asset Sale.

Neose Technologies, Inc.
Pro Forma Statement of Operations
(unaudited)
(in thousands, except per share amounts)

	Year ended December 31, 2006
	Historical	Adjustments		Pro Forma
Revenue from collaborative agreements	$6,184	$(6,184	)(1)	$—

Operating expenses:
Research and development	29,013	(13,425	)(2)	15,588
General and administrative	11,551	(2,506	)(3)	9,045

Total operating expenses	40,564	(15,931)		24,633
Gain on sale of Witmer Road Facility	7,333	—		7,333

Operating loss	(27,047)	9,747		(17,300)
Interest income	1,211	—		1,211
Interest expense	(1,271)	—		(1,271)

Net loss	$(27,107)	$9,747		$(17,360)

Basic and diluted net loss per share	$(0.82)			$(0.53)

Weighted-average shares outstanding used in computing basic and diluted net loss per share	32,857			32,857

(1)
Consists of $4,768,000 of research and development funding, and $1,416,000 of license fee and milestone revenue recognized during the period under the BGX Collaboration and the Novo Collaboration.

(2)
Consists of $12,873,000 of third party research and development expenses (including third party expenses incurred for the NE-180 program), as well as $552,000 of direct payroll expenses incurred by us under the BGX Collaboration and the Novo Collaboration, during the period.

(3)
General and administrative expenses for the year ended December 31, 2006 included $2,506,000 of legal expenses associated with our intellectual property portfolio. Substantially all of those legal expenses related to the intellectual property included in the BGX and Novo Asset Sales. Therefore, we have assumed that BGX and Novo would have borne all such expenses during the period following the BGX Asset Sale and the Novo Asset Sale.

 Neose Technologies, Inc.
Pro Forma Statement of Operations
(unaudited)
(in thousands, except per share amounts)

	Year ended December 31, 2007
	Historical	Adjustments		Pro Forma
Revenue from collaborative agreements	$8,805	$(8,805	)(1)	$—

Operating expenses:
Research and development	34,918	(22,796	)(2)	12,122
General and administrative	10,855	(2,383	)(3)	8,472

Total operating expenses	45,773	(25,179)		20,594

Operating loss	(36,968)	16,374		(20,594)
Decrease in fair value of warrant liability	6,560	—		6,560
Interest income	1,504	—		1,504
Interest expense	(147)	—		(147)

Loss before income tax benefit	(29,051)	16,374		(12,677)
Income tax benefit	533	—		533

Net loss	$(28,518)	$16,374		$(12,144)

Basic and diluted net loss per share	$(0.57)			$(0.24)

Weighted-average shares outstanding used in computing basic and diluted net loss per share	50,262			50,262

(1)
Consists of $8,004,000 of research and development funding, and $801,000 of license fee and milestone revenue recognized during the period under the BGX Collaboration and the Novo Collaboration.

(2)
Consists of $21,910,000 of third party research and development expenses (including third party expenses incurred for the NE-180 program), as well as $886,000 of direct payroll expenses incurred by us under the BGX Collaboration and the Novo Collaboration, during the period.

(3)
General and administrative expenses for the year ended December 31, 2007 included $2,383,000 of legal expenses associated with our intellectual property portfolio. Substantially all of those legal expenses related to the intellectual property included in the BGX and Novo Asset Sales. Therefore, we have assumed that BGX and Novo would have borne all such expenses during the period following the BGX Asset Sale and the Novo Asset Sale.

Neose Technologies, Inc.
Pro Forma Statement of Operations
(unaudited)
(in thousands, except per share amounts)

	Nine Months Ended September 30, 2008
	Historical	Adjustments		Pro Forma
Revenue from collaborative agreements	$7,688	$(7,688	)(1)	$—

Operating expenses:
Research and development	15,035	(9,595	)(2)	5,440
General and administrative	7,785	(1,152	)(3)	6,633

Total operating expenses	22,820	(10,747)		12,073

Operating loss	(15,132)	3,059		(12,073)
Decrease in fair value of warrant liability	3,212	—		3,212
Interest income	303	—		303
Interest expense	(35)	—		(35)

Loss before income tax benefit	(11,652)	3,059		(8,593)
Income tax benefit	303	—		303

Net loss	$(11,349)	$3,059		$(8,290)

Basic and diluted net loss per share	$(0.21)			$(0.15)

Weighted-average shares outstanding used in computing basic and diluted net loss per share	54,468			54,468

(1)
Consists of $7,039,000 of research and development funding, and $649,000 of license fee and milestone revenue recognized during the period under the BGX Collaboration and the Novo Collaboration.

(2)
Consists of $8,341,000 of third party research and development expenses (including third party expenses incurred for the NE-180 program), as well as $1,254,000 of direct payroll expenses incurred by us during the period under the BGX Collaboration and the Novo Collaboration.

(3)
General and administrative expenses for the nine months ended September 30, 2008 included $1,152,000 of legal expenses associated with our intellectual property portfolio. Substantially all of those legal expenses related to the intellectual property included in the BGX and Novo Asset Sales. Therefore, we have assumed that BGX and Novo would have borne all such expenses during the period following the BGX Asset Sale and the Novo Asset Sale.

Existing Agreements with BGX

        We are parties to the BGX Collaboration Agreement with BGX to use our proprietary GlycoPEGylation technology to develop a long-acting version of G-CSF. If we and BGX proceed to commercialization, we will have commercial rights in the U.S., Canada, Mexico and Japan, and BGX will have commercial rights in Europe and the rest of the world. Each company has the ability to search for its own marketing partner for its territories and will receive significant royalties on product sales in the other's territory. Each party has the right, in various circumstances, to terminate the agreement by giving the required notice to the other party, subject to the other party's right to continue working on the development and commercialization of a long-acting version of G-CSF, as provided in the agreement.

        Under the BGX Collaboration Agreement, we and BGX shared the expenses of preclinical development. BGX is responsible for supplying the protein and funding the clinical development program and, until executing the second amendment to BGX Collaboration Agreement that is described below, we were responsible for supplying enzyme reagents and sugar nucleotides. As of January 1, 2007, BGX became responsible for the cost of reagent supply.

        Under an amendment to the BGX Collaboration Agreement and a separate supply agreement with BGX, we and BGX have begun transitioning responsibility for the supply of the enzyme reagents and sugar nucleotides from us to BGX, and have set forth each of our respective rights, obligations and remedies during the transition period.

Interests of Certain Persons in the Asset Sales and the Plan of Liquidation

  George J. Vergis, Ph.D.

        Dr. Vergis is our President and Chief Executive Officer and a member of our Board of Directors. On April 30, 2007, we entered into an Amended and Restated Employment Agreement with Dr. Vergis (the "Vergis Employment Agreement"). The Vergis Employment Agreement provides that, in the event Dr. Vergis' employment with us is terminated by us without cause or by Dr. Vergis for good reason within 18 months following a change in control, then Dr. Vergis will be entitled to:

  •
  a lump sum cash amount equal to a pro-rata portion of his target annual bonus for the calendar year in which the termination occurs;

  •
  a lump sum cash payment equal to two and a half times his then current base salary;

  •
  a lump sum cash payment equal to two and a half times his target annual bonus for the calendar year in which the termination occurs;

  •
  to the extent not already paid, any annual bonus payable to Dr. Vergis with respect to a calendar year that ended prior to his termination; and

  •
  in the event any of the foregoing payments to Dr. Vergis would result in the imposition of a parachute excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), an additional "gross-up" payment to insulate Dr. Vergis from the effect of the tax.

        In addition, in the event Dr. Vergis' employment with us is terminated by us without cause or by Dr. Vergis for good reason within 18 months following a change in control, then any options to purchase shares of our common stock held by Dr. Vergis will become immediately vested and exercisable. The consummation of the Asset Sales will be deemed a change in control. Dr. Vergis' employment with us will be terminated at some point without cause during the wind down of our operations.

  A. Brian Davis, Shawn A. DeFrees, Ph.D, Valerie M. Mulligan, and Bruce A. Wallin, M.D.

        Mr. Davis is our Senior Vice President and Chief Financial Officer, Dr. DeFrees is our Senior Vice President, Research and Development, Ms. Mulligan is our Senior Vice President, Quality and Regulatory Affairs and Dr. Wallin is our Senior Vice President, Clinical Development and Chief Medical Officer. We are party to change in control agreements (collectively, the "Change in Control Agreements") with Mr. Davis, Dr. DeFrees, Ms. Mulligan and Dr. Wallin (the "Executives" and collectively with Dr. Vergis, the "Current Executive Officers"). Each of the Change in Control Agreements provides that an Executive will be entitled to the following payments and benefits in the event his or her employment with us is terminated by us without cause or by such Executive for good reason within 12 months following a change in control:

  •
  a lump sum cash amount equal to a pro-rata portion of such Executive's target annual bonus for the calendar year in which the termination occurs;

  •
  a lump sum cash payment equal to 18 months of such Executive's then current base salary;

  •
  a lump sum cash payment equal to one and a half times such Executive's target annual bonus for the calendar year in which the termination occurs;

  •
  the continuation of medical benefits to such Executive (and, if covered immediately prior to such termination, his or her spouse and dependents) for a period of 18 months commencing from the date of termination at a monthly cost to such Executive equal to the employee's monthly contribution, if any, toward the cost of such coverage immediately prior to termination;

  •
  reasonable executive outplacement services; and

  •
  in the event any of the foregoing payments would result in the imposition of a parachute excise tax under Code Section 4999, an additional "gross-up" payment to insulate such Executive from the effect of the tax.

        In addition, in the event an Executive's employment with us is terminated by us without cause or by such Executive for good reason within 12 months following a change in control, then any options to purchase shares of our common stock held by such Executive will become immediately vested and exercisable. The consummation of the Asset Sales will be deemed a change in control. Each Executive's employment will be terminated without cause at some point during the wind down of our operations following our dissolution and the consummation of the Asset Sales and the filing of the certificate of dissolution.

  Summary of Benefits of Certain Executives

        The amount of the severance benefit that would be payable to each Current Executive Officer, including medical and outplacement benefits, is estimated to be (assuming termination of employment on February 28, 2009): $1,704,000, in the case of Dr. Vergis; $690,000, in the case of Mr. Davis; $552,000, in the case of Dr. DeFrees; $553,000, in the case of Ms. Mulligan; and $665,000, in the case of Dr. Wallin.

        In the event the severance payments to Dr. Vergis would result in the imposition of a parachute excise tax under the Code, we are required to insulate Dr. Vergis for the effect of the excise tax. We believe, based on an ongoing study of the valuation of the non-compete provision in the Vergis Employment Agreement, that there will be no imposition of a parachute excise tax, and therefore, no additional payments to Dr. Vergis. If the value of Dr. Vergis' non-compete commitment is determined to be less than $358,000, a parachute excise tax may apply and gross-up payments may become due. If no value is attributed to the non-compete commitment, the estimated amount of the gross-up payments that would become due to Dr. Vergis is $623,000.

        Assuming the Asset Sales are consummated as of January 31, 2009, for each Current Executive Officer the following unvested options held by such individual shall become immediately vested and exercisable:

Name	Number of Securities Underlying Unexercised Options: Unexercisable	Option Exercise Price ($)
George J. Vergis, Ph.D.	8,750 8,750 12,500 150,000 50,000 100,000 50,000	4.22 2.29 2.29 3.08 2.19 0.68 0.68
A. Brian Davis	17,500 8,750 17,500 35,000 17,500	4.22 2.29 2.19 0.68 0.68
Shawn A. DeFrees, Ph.D.	5,000 5,000 10,000 55,000 17,500	4.22 2.29 2.19 0.68 0.68
Valerie M. Mulligan	2,500 5,000 5,000 10,000 35,000 17,500	4.22 2.29 2.29 2.19 0.68 0.68
Bruce A. Wallin, M.D.	20,000 10,000 35,000 17,500	2.53 2.19 0.68 0.68

  Summary of Benefits for All Other Employees

        We have committed to pay up to $1,300,000 to employees other than the Current Executive Officers upon termination of employment to induce those employees to remain employed with us at least through the period ending 30 days following the closing of the Asset Sales. In addition, we have guaranteed payment of $300,000 of bonuses at 2008 target levels for certain employees below the level of vice president in the event such employees are terminated prior to the awarding of 2008 bonuses by the Compensation Committee of the Board of Directors.

  Brian H. Dovey

        Mr. Dovey, a member of our Board of Directors, is the Managing Member of One Palmer Square Associates V, L.L.C., a Delaware limited liability company, which is the general partner of Domain Partners V, L.P., a Delaware limited partnership ("DPV"), and DP V Associates, L.P., a Delaware limited partnership ("DPVA," together with DPV, the "Dovey Affiliated Funds"). The Dovey Affiliated

Funds purchased 2,475,248 shares of our common stock and warrants to purchase 1,113,861 shares of our common stock in our March 2007 equity financing. These warrants entitle the Dovey Affiliated Funds to receive a cash payment within 30 days of the closing of the Asset Sales in exchange for these warrants. The aggregate cash payment amount for these warrants is expected to be between zero and $0.44 per warrant share, depending on the trading volatility of our common stock prior to, and common stock price at the time of, valuing these warrants. For a more detailed description of cash payments related to the warrants see "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution—Liquidating Distributions; Nature; Amount; Timing."

        In addition, the Dovey Affiliated Funds may be entitled to certain payments related to the Registration Rights Agreement entered into in connection with our March 2007 equity financing (the "Registration Rights Agreement"). The Registration Rights Agreement provides holders of shares subject to the Registration Rights Agreement a right to certain liquidated damages from us if, among other things, their shares remain outstanding after we cease to keep effective with the SEC a registration statement that allows such holders to sell such shares. Our liquidation and dissolution following the consummation of the Asset Sales will trigger these liquidated damages. We estimate our contingent liability under these liquidated damages to the Dovey Affiliated Funds to be approximately $600,000. For a more detailed description of the liquidated damages provisions of the Registration Rights Agreement see "Proposal No. 3: Approval of Plan of Complete Liquidation and Dissolution—Background of the Liquidation."

Recommendation of Our Board of Directors

        At a meeting on September 17, 2008, our Board of Directors unanimously (i) determined that the BGX Asset Sale, and the other transactions contemplated by the BGX Asset Sale, are fair to, advisable and in the best interests of us and our stockholders, (ii) adopted the BGX Fairness Opinion of RBC that the consideration to be received by the Company from BGX upon the closing of the BGX Asset Sale is fair to us from a financial point of view, (iii) approved in all respects, the BGX Asset Sale and the other transactions contemplated by the BGX Asset Sale, and (iv) recommended that our stockholders vote "FOR" the approval of the BGX Asset Purchase Agreement and the BGX Asset Sale.

PROPOSAL NO. 2
APPROVAL OF THE NOVO ASSET SALE

General

        On September 17, 2008, our Board of Directors unanimously approved the Novo Asset Purchase Agreement, dated as of September 17, 2008, by and between us and Novo and the Novo Asset Sale. A copy of the Novo Asset Purchase Agreement is attached asAnnex Bto this Proxy Statement. The Novo Asset Purchase Agreement provides for a sale of certain of our assets to Novo for $21,000,000 in cash. The material terms of the Novo Asset Purchase Agreement are summarized below; this summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Novo Asset Purchase Agreement. Stockholders are urged to read the Novo Asset Purchase Agreement in its entirety.

Background of the Novo Asset Sale

        Since 2001, we have collaborated with Novo on the research, development and commercialization of products by applying our technology to Novo's long-acting recombinant human Factors VIIa, VIII and IX (the "Novo Collaboration").

        During 2007, we discussed with Novo on multiple occasions renegotiating the Novo Collaboration to include more of the payments up front, but Novo did not make a specific offer to do so.

        On December 14, 2007, after being approached by RBC, Novo submitted an indication of interest in acquiring our intellectual property related to the Novo Collaboration and to license the intellectual property back to us for all fields of use outside the field of use in the Novo Collaboration for a purchase price ranging from $20,000,000 to $22,000,000. Novo indicated that it was not interested in acquiring the entire company.

        On December 24, 2007, RBC sent an analysis to Novo suggesting a range of potential values based on projections and various discount rates. RBC asked for a $45,000,000 purchase price as a basis for moving forward.

        On December 25, 2007, Novo sent an e-mail to RBC challenging certain market share assumptions in the projections. Novo indicated they could not agree to a value of $45,000,000. However, they did suggest a follow-up call to discuss value. Such a call occurred soon thereafter where thoughts on valuation were exchanged but no agreement was reached. One concern raised by Novo was that if they were to enter into a transaction whereby they purchased a perpetual license only to our technology, and we then filed for bankruptcy protection in the future, Novo might lose such a license or be required to pay for it again. Thus, they continued to insist on outright transfer of ownership of our relevant intellectual property under any transaction. Since we were only willing to pursue a transaction involving the sale of our core intellectual property to Novo, rather than a paid-up license, if we were proceeding with a sale of the other rights to the core intellectual property, we focused our attention on working out a deal with BGX to sell to BGX the rights to use the intellectual property in other fields of use.

        On January 18, 2008, RBC proposed a revised structure to Novo asking for $26,000,000 up front plus a series of milestones and research funding totaling $8,000,000. We were still insisting on retaining ownership of the intellectual property. In a subsequent telephone call with us, Novo and our respective counsel, both sides tried to convince the other of its views on the relative risk of Novo losing its license in bankruptcy. An impasse was reached and both sides agreed to suspend discussions.

        On January 22, 2008, at a special meeting, our Board of Directors discussed the December 14, 2007 indication of interest from Novo, as well as January 11, 2008 indication of interest from BGX. Our Board of Directors discussed each of the Purchasers' product development programs, anticipated timing of value inflection points and projected cash flow needs.

        In the last week of February 2008, RBC reached out to Novo to explore whether Novo would be willing to purchase our common stock. Novo declined, but indicated its ongoing interest in a transaction along the lines of its original proposal, and indicated some small flexibility on price.

        On March 5, 2008, following our meeting with BGX in Mannheim, Germany, we determined that the discussions with BGX were sufficiently advanced that it made sense to reopen discussions with Novo under the structure proposed by Novo in which Novo would acquire our intellectual property and license it to BGX for an agreed upon field of use. During early March 2008, the parties negotiated an extended confidentiality and nondisclosure agreement, which was executed on March 18, 2008.

        On March 14, 2008, the Transaction Committee convened and received an update from management on the progress and status of the Novo transaction. The Transaction Committee was advised of the currently proposed price and structure of a potential deal with Novo.

        On March 20, 2008, RBC e-mailed a markup to Novo's original indication of interest proposal. The markup:

  •
  increased proposed purchase price to $25,000,000 from the initial range proposed by Novo of $20,000,000 to $22,000,000;

  •
  introduced the concept that Novo would have to take ownership of all the core patents even if they did not directly pertain to the Novo field, to address U.S. terminal disclaimer issues;

  •
  introduced the concept of licensing and sublicensing intellectual property to BGX; and

  •
  added the concept of a PCA with BGX and intellectual property schedules conforming to the draft indication of interest provided to BGX.

        On April 1, 2008, RBC e-mailed the key proposed schedule of terms of the PCA to Novo, which reflected comments provided by BGX to our original draft.

        On April 3, 2008, Novo responded to the proposed PCA terms and raised the following issues:

  •
  Novo only wanted to pay for patent costs related to the Novo field; and

  •
  Novo agreed to take BGX's comments into account during prosecution of pending patent applications and any subsequent actions, but not to the extent it diminished Novo's rights.

        On April 4, 2008, RBC responded via e-mail to Novo's concerns with respect to the PCA with the proposal that if Novo would pay for all costs related to the core patents, it could have final prosecution decision making with respect to those core patents.

        On April 17, 2008, Novo submitted an updated indication of interest setting forth terms by which we could sell our remaining assets and rights to intellectual property outside the Novo Collaboration field of use to BGX and indicating that Novo would be willing to pay a purchase price of $24,000,000 (including the $1,000,000 milestone payment due May 17, 2008 under the Novo Collaboration) for our intellectual property and exclusive right to use it for prevention or treatment of acquired or hereditary hemorrhagic disorders.

        During late April and early May 2008, we and Novo further discussed and refined the indication of interest language relating to intellectual property to be sold and the proposed PCA, which clarified the framework for a sharing of the intellectual property between Novo and BGX following the completion of the transactions.

        On April 21, 2008, the Transaction Committee convened and received an update from management on the progress and status of the Novo transaction, including the revised Novo purchase price and the proposal to divide intellectual property between BGX and Novo.

        On April 25, 2008, RBC proposed narrowing the definition of the Novo field, which had been proposed by Novo as "haemostasis and acquired and hereditary hemorrhagic disorders."

        On April 28, 2008, RBC sent to Novo a revised non-binding indication of interest, which:

  •
  clarified the definition of the Novo field of use;

  •
  clarified the definition of BGX field of use to be consistent with the BGX indication of interest;

  •
  provided for a license back to us of certain intellectual property that would be required to obtain any value for our glycolipid synthesis intellectual property, which neither BGX nor Novo desired to purchase; and

  •
  made modifications to the PCA to clarify that Novo would take all reasonable suggestions from BGX on patent prosecution, and removed a requirement of BGX to keep Novo informed about prosecution of BGX's ex-US patents outside of Novo's field of use.

        On April 30, 2008, Novo further refined the definition of its field of use in an e-mail to RBC.

        On May 7, 2008, there was a telephone conference call among us, RBC, BGX, and each party's respective counsel to discuss final open issues, primarily the issue of allocation of ownership of the intellectual property and the impact on deal structure. Also on May 7, 2008, Novo sent back another mark-up of the indication of interest memorializing the Novo field of use definition and making some minor language clarification comments.

        From May 7, 2008 to May 16, 2008, the parties worked to refine the patent lists and schedules attached to the indication of interest.

        On May 16, 2008, we entered into a non-binding indication of interest with Novo for Novo to purchase our intellectual property, with the exclusive right to use such intellectual property for prevention or treatment of acquired or hereditary hemorrhagic disorders (but not including G-CSF) for $23,000,000 in cash (without regard to the milestone payment of $1,000,000 which Novo paid to us on May 17, 2008). The non-binding indication of interest also permitted us to sell to a third party purchaser (such as BGX), all rights to such intellectual property outside of the Novo field of use.

        On May 23, 2008, RBC simultaneously with forwarding the various transaction documents to BGX, forwarded to Novo an initial draft of the Novo Asset Purchase Agreement and the same draft of the PCA forwarded to BGX. Novo was not provided with the BGX License at this time as we and our advisors considered it most expedient to receive BGX's initial feedback before providing a draft to Novo. On June 26, 2008, Novo and Davis Polk provided RBC with comments to the Novo Asset Purchase Agreement and the PCA. After internal discussions, RBC, proposed that the parties meet in person to discuss the outstanding issues in the transaction documents, and, on July 4, 2008, circulated to Novo a list of issues for discussion.

        The primary issues raised for discussion in the Novo Asset Purchase Agreement were similar to the issues raised in connection with the BGX Asset Purchase Agreement: (i) Novo proposed an escrow and extensive indemnification provisions for breaches of representations, warranties, covenants and excluded liabilities capped at $4,000,000, some extending to two years after closing and others extending indefinitely, (ii) the terms of a non-solicitation covenant with a "fiduciary out" permitting our Board of Directors to consider any unsolicited superior proposal and, if appropriate, to terminate the Novo Asset Purchase Agreement and the termination fees payable upon any such event were inconsistent with the similar provision in the BGX Asset Purchase Agreement, and (iii) like BGX, Novo also proposed for the Novo and BGX transactions to be contingent upon each other. In the PCA, Novo's comments were less extensive than BGX's, with their primary concern being to limit its post-closing liability so long as it did not engage in willful misconduct in prosecuting the licensed intellectual property.

        On the morning of July 8, 2008, we, RBC and Morgan Lewis discussed the issues raised in the Novo Asset Purchase Agreement via conference call with Novo and Davis Polk and later that same day met with BGX and its advisors in person to discuss the BGX Asset Purchase Agreement, as described above. On July 9, 2008, Morgan Lewis provided to Novo a revised draft of the Novo Asset Purchase Agreement reflecting the parties' discussions on the call as well as drafts of the BGX License and BGX Sublicense reflecting discussions with BGX to date. On July 10, 2008, we and our advisors met with Novo and Davis Polk in person in the offices of Morgan Lewis in New York to further negotiate and finalize the Novo Asset Purchase Agreement and ancillary intellectual property agreements. On the afternoon of July 10, 2008, Novo and BGX met together for the first time, with us, RBC and Morgan Lewis in attendance, to directly negotiate the outstanding issues described above in the BGX License, the BGX Sublicense and the PCA. These discussions continued on July 11, 2008.

        During the negotiations described above, we discussed with Novo potential alternatives to an indemnification escrow including representation and warranty insurance. We agreed with Novo to a "fiduciary out" permitting our Board of Directors to consider any unsolicited superior proposal and to pay a $1,000,000 termination fee and up to $500,000 of any and all out-of-pocket expenses upon acceptance of any superior third party proposal and agreed to make a closing of the BGX Asset Sale a condition to the closing of the Novo Asset Sale. We also discussed resolution of various open contract language issues.

        On July 17, 2008, Morgan Lewis forwarded revised drafts of the Novo Asset Purchase Agreement reflecting the discussions from the previous week.

        On July 18, 2008, Davis Polk forwarded revised drafts of the BGX License, the BGX Sublicense and the PCA to both us and BGX, reflecting discussions from the previous week.

        On July 28, 2008, we, BGX and Novo representatives had a conference call to resolve open issues relating to the BGX License, the BGX Sublicense and PCA. During the negotiations described above, we discussed with Novo potential alternatives to an indemnification escrow, including representation and warranty insurance.

        On August 1, 2008, we received a revised draft of the Novo Asset Purchase Agreement from Davis Polk.

        On August 7, 2008, we received a revised quote for the representation and warranty insurance proposing policy limits of $4,000,000 with a $240,000 premium or $8,000,000 with a $465,000 premium, a deductible of $500,000 for all representations and warranties other than intellectual property, a deductible of $2,000,000 for intellectual property representations and a term of two years, with the ability to extend for an additional year for an additional fee equal to 10% of the premium. At a meeting on August 7, 2008, our Board of Directors instructed our management team to pursue the representation and warranty insurance or a purchase price reduction rather than escrow (unless the escrow term was six months or less) if economically viable to do so.

        On August 12, 2008, Morgan Lewis forwarded revised drafts of the Novo Asset Purchase Agreement and on August 26, 2008, Davis Polk forwarded to us a further revised draft, with both drafts leaving open the issue of a price reduction in lieu of representation and warranty insurance.

        On August 13, 2008 and August 22, 2008, we, BGX and Novo representatives had a conference call to resolve open issues relating to the BGX License, the BGX Sublicense and PCA. Baker & McKenzie forwarded revised further drafts to us and Novo on August 27, 2008, proposing, among other things, that BGX be allowed to participate in the prosecution and maintenance of any core patents for which it is sharing costs. The parties also discussed the transition plan relating to the transfer of the purchased and licensed assets and the status of the parties' review of the third party license agreements being assumed by each party.

        On August 15, 2008, Davis Polk, on behalf of Novo, responded that it considered representation and warranty insurance with such proposed terms to be unacceptable to Novo and instead would need to pursue other alternatives, such as a price reduction or escrow of a portion of the purchase price.

        On September 8, 2008, the parties agreed to the alternative to reduce the price payable for the purchased assets by $2,000,000, which change was reflected in a revised draft of the Novo Asset Purchase Agreement forwarded by Morgan Lewis on September 9, 2008 reducing the aggregate purchase price to $21,000,000. However, Novo's proposal that certain acknowledgements or consents be obtained as a condition to closing remained an open issue between the parties. After further discussions, we agreed to obtain an acknowledgement or a consent, as applicable, from the following third party licensors to assign the license agreement to Novo and sublicense such license agreement to BGX: The Regents of the University of California, New England Biolabs, Inc., and The Regents of the University of Michigan. These agreements were reflected in the final draft distributed to the parties on September 17, 2008 by Morgan Lewis.

        On the morning of September 17, 2008, Morgan Lewis and Davis Polk finalized all open language issues in the Novo Asset Purchase Agreement. Also on September 17, 2008, Baker & McKenzie and Davis Polk finalized all open language issues in the BGX License Agreement, BGX Sublicense Agreement and the PCA. In the late afternoon of September 17, 2008, we and Novo each signed the Novo Asset Purchase Agreement.

 Reasons for the Novo Asset Sale

        In considering the Novo Asset Sale, our Board of Directors consulted with RBC regarding the financial aspects of the transactions and sought and received RBC's written opinion as to the fairness, as of the date of such opinion, from a financial point of view, of the consideration to be received by us from Novo pursuant to the Novo Asset Sale. For information regarding such fairness opinions received from RBC, see "Proposal No. 2: Approval of the Novo Asset Sale—Fairness Opinions of RBC Capital Markets Corporation." Based on the fairness opinions and the factors discussed below, our Board of Directors unanimously determined that (i) the Novo Asset Sale is fair, advisable and in the best interests of the Company and our stockholders, (ii) approved the Novo Asset Purchase Agreement and the Novo Asset Sale, and (iii) recommended that our stockholders vote in favor of the approval of the Novo Asset Purchase Agreement and the Novo Asset Sale.

        In the course of reaching that determination and recommendation, our Board of Directors considered a number of potentially supportive factors in its deliberations including:

  •
  the then current and historical market prices of our common stock and the then estimated range of $0.27 to $0.45 per share anticipated to be distributed following the closing of the Asset Sales and our subsequent liquidation. The high-end estimate of $0.45 per share represented a premium of 350% over the 52-week low sale price of $0.10 per share for the 12 month period ended September 16, 2008, and the low-end estimate of $0.27 per share represented a premium of 170% over the 52-week low sale price for the same period. Although the high-end estimate of $0.45 per share represented a discount of 74% from the 52-week high sale price of $1.70 per share for the 12 month period ended September 16, 2008 and the low-end estimate of $0.27 per share represented a discount of 84% from the 52-week high price for the same period, our Board of Directors believed that the Asset Sales and the Plan of Liquidation protected our stockholders against future potential declines to our stock price, which could occur for the other reasons set forth below;

  •
  the determination by management and our Board of Directors, after evaluating various strategic alternatives and conducting an extensive review of our financial condition, results of operations and business prospects, that continuing to operate as a going concern was not reasonably likely to create greater value for our stockholders as compared to the value obtained for our stockholders pursuant to the Asset Sales and the Plan of Liquidation due primarily to the reasons stated below:

  •
  our need to obtain significant additional capital to finance our operations, including meeting our performance obligations under the existing collaborative agreement with BGX;

  •
  our limited ability to raise such capital through equity financings before exhausting our cash resources without significant dilution to our stockholders, including limited near-term prospects for financing small-cap public companies due to current general economic and market conditions;

  •
  the inability to monetize our historic investment in the NE-180 program due to increased safety concerns in the ESA category;

  •
  the belief by our Board of Directors, based on our business development efforts and the RBC marketing process, that any partnering of our territories to a third party during at least the next two years for our GlycoPEG-GCSF program, even assuming positive data from the ongoing Phase II clinical trial, would not result in significant cash payments to us because of the significance of the royalty obligations due BGX for sales of the compound in our territories;

    •
    the belief by our Board of Directors, based on our business development efforts and the RBC marketing process, that any monetizing during the next two years of the royalty obligations due from Novo to us upon the commercialization of next-generation versions of Factors VIIa, VIII, or IX would not result in significant cash payments to us from a third party because of the amount of time remaining until commercialization of any of the compounds;

    •
    the limited likelihood of a significant new product collaboration over the next two years for other research and development programs because we ceased investing in such new programs due to funding constraints and focused our resources on the NE-180, GlycoPEG-GCSF, and Novo programs; and

    •
    the belief of our Board of Directors that a number of remaining scientific, regulatory, and collaboration management employees that are critical to meeting the performance obligations to BGX and Novo under the existing collaborative agreements will not be interested in continuing employment at the Company due to the lack of funding for future research and development programs.

  •
  the extent of negotiations with Novo indicated that we obtained the highest consideration that Novo was willing to pay or that we were likely to obtain from any other potential buyers;

  •
  the marketing process conducted by management and RBC in seeking potential buyers, and the fact that aside from the Novo and BGX proposals, no other bona fide inquiries or proposals to acquire us or our assets were received, even as our stock price continued to decrease;

  •
  the marketing process conducted by management and RBC in seeking potential buyers indicated a low likelihood that a third party would offer a higher price than Novo;

  •
  the consideration for the Novo Asset Sale is in cash and will provide our stockholders with greater certainty than if we continue operations as a going concern or if the consideration included equity;

  •
  the belief by our Board of Directors that cash to be received by us from the combination of the BGX Asset Sale and the Novo Asset Sale would be the best available way to return value to our stockholders;

  •
  the lack of a financing condition on the obligations of Novo;

  •
  the potential negative impact on our stock price if our stock were delisted from NASDAQ;

  •
  the Novo Asset Sale is subject to the approval of our stockholders (although Novo and BGX each have conditions to closing that the other transaction occur);

  •
  the provisions in the Novo Asset Purchase Agreement allowing our Board of Directors to withdraw its recommendation that our stockholders vote in favor of the Novo Asset Sale if our Board of Directors receives a superior acquisition proposal (as defined in the Novo Asset Purchase Agreement); subject to certain confidentiality, notice and counter-proposal provisions;

  •
  the provisions in the Novo Asset Purchase Agreement allowing our Board of Directors to terminate the Novo Asset Purchase Agreement in order to accept a superior proposal subject to certain conditions contained in the Novo Asset Purchase Agreement and the payment to Novo of a termination fee of $1,000,000, and any and all out-of-pocket expenses up to $500,000 incurred by Novo in connection with the transactions contemplated by the Novo Asset Purchase Agreement; and

  •
  the conclusion of our Board of Directors that such termination fees and transaction expenses were reasonable in light of the benefits of the Novo Asset Sale and were at customary levels for termination fees and transaction expenses.

        Our Board of Directors also considered a number of potentially countervailing factors in its deliberations concerning the Novo Asset Sale, including:

  •
  the fact that the high-end estimate of $0.45 per share represented a discount of 74% from the 52-week high sale price of $1.70 per share for the 12 month period ended September 16, 2008, and the low-end estimate of $0.27 per share represented a discount of 84% from the 52-week high price for the same period;

  •
  the restrictions on the conduct of our business prior to completion of the Asset Sales, including, but not limited to, requiring us to conduct our business only in the ordinary course, subject to specific limitations or Novo's consent, which may delay or prevent us from undertaking business opportunities that may arise pending completion of the Asset Sales;

  •
  conditions to closing that must be satisfied or waived, including obtaining certain third party consents and acknowledgements outside of our control;

  •
  the lack of certainty of the timing and amounts of liquidating distributions of cash to our stockholders;

  •
  potential greater long term payments from Novo from the existing Novo Collaboration;

  •
  interests of certain of our executive officers and directors in the proceeds from the Asset Sales and the Plan of Liquidation (for information regarding interests of certain executive officers and directors in the Asset Sales and Plan of Liquidation, see "Proposal No. 1: Approval of the BGX Asset Sale—Interests of Certain Persons in the Asset Sales and the Plan of Liquidation");

  •
  the risk of diverting management focus and resources from other strategic opportunities and from operational matters while working to implement the Asset Sales;

  •
  the potential effect on our business and vendor relationships going forward should the Asset Sales not be consummated for any reason; and

  •
  the restrictions on our ability to solicit or engage in discussions or negotiations with a third party regarding specified transactions and the requirement that we pay Novo a termination fee of $1,000,000, plus any and all out-of-pocket expenses up to $500,000 if the Novo Asset Purchase Agreement is terminated under certain circumstances.

        The preceding discussion is not meant to be an exhaustive description of the information and factors considered by our Board of Directors, but addresses the material information and factors considered. In view of the wide variety of factors considered in connection with its evaluation of the Novo Asset Sale and the complexity of these matters, our Board of Directors did not quantify or otherwise attempt to assign relative weights to the various factors considered in reaching its determination. In considering the factors described above, individual members of our Board of Directors may have given different weight to different factors. After taking into account all of the factors set forth above, as well as others, our Board of Directors unanimously agreed that the benefits of the Novo Asset Sale followed by our liquidation and dissolution outweigh the risks.

Fairness Opinions of RBC Capital Markets Corporation

  General information regarding RBC's fairness opinions

        For information regarding general information related to RBC's fairness Opinions, see "Proposal No. 1: Approval of the BGX Asset Sale—Fairness Opinions of RBC Capital Markets Corporation—General Information Regarding RBC's Fairness Opinions."

  Novo Fairness Opinion Analysis

        The following is a summary of the material financial analyses performed by RBC in connection with the preparation of the Novo Opinion. The summaries of the analyses used by RBC contained in these sections includes information presented in tabular format. To fully understand the summaries of the analyses used by RBC, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the analyses.

        For purposes of its analyses with respect to the Novo Asset Sale, RBC used $21,000,000 as the purchase price that would be received by us, without deduction for any transaction expenses ("Novo Consideration").

  Discounted Cash Flow Analysis

        RBC performed a discounted cash flow, or DCF, analysis to calculate the estimated present value of the stand-alone, unlevered, after-tax free cash flows that we could generate from our rights to next-generation versions of Factors VIIa, VIII and IX from 2008 through years 2024 and 2025, reflecting 30 years of aggregate product sales, based on (i) estimates of our management for such time periods, and (ii) industry research and analysis on the probability of clinical success, timing of product launches, and estimated market shares for drugs developed under the programs. Consideration was given to the stage of development of each program. GlycoPEGylated Factor VIIa is currently in Phase I trials and GlycoPEGylated Factors VIII and IX are preclinical. RBC used cumulative probabilities of product commercialization of 20.0% and 9.2% for the programs in Phase I trials and preclinical stage, respectively.

        RBC did not assign a terminal value due to our management's assessment that at the terminal date any drugs developed would be near patent expiration and would, as a result, become subject to competition from generics and expected cash flows would decline significantly.

        DCF analysis is an analysis of the present value of the projected unlevered free cash flows from our rights relating to Novo's GlycoPEGylated Factors VIIa, VIII and IX for the periods using the indicated discount rate. Unlevered free cash flows are cash flows that would, prior to the servicing of the interest on any of our outstanding debt, be available for distribution to our equity holders.

        RBC's DCF analysis with respect to our rights relating to Novo's next-generation Factor VIIa, VIII and IX programs was based on applied discount rates reflecting a weighted-average cost of capital, or WACC, of 15.0% to 25.0%. RBC defined WACC as the cost of equity plus the after-tax cost of debt, weighted for capital structure using industry standard practices. The range of discount rates used in this analysis was based on RBC's estimate of our equity cost of capital after taking into account Bloomberg's estimated two-year betas of the Company and the selected comparable publicly traded companies used in the Comparable Company Analysis below.

        These calculations indicated implied DCF values associated with our rights relating to Novo's GlycoPEGylated Factor VIIa, VIII and IX programs ranging from $11.8 million to $21.5 million.

NPV of Cash Flows Associated with the Company's Rights to Novo's GlycoPEGylated Factor VIIa, VIII, and IX Programs ($ in millions)
Discount Rate
15.0%	17.5%	18.7%	22.5%	25.0%

$21.5	$18.0	$16.7	$13.4	$11.8

  Precedent Transactions Analysis

        RBC researched publicly available information to identify transactions that would be comparable to the Novo Asset Sale. Based on the unique aspects of the Novo Asset Sale, RBC's research revealed only one transaction for which public information was available and which RBC deemed comparable to the Novo Asset Sale in terms of the structure and nature of the assets being sold and the stage of development of the relevant drug discovery programs. On July 2, 2008, Bayer AG announced it would acquire Maxygen's hemophilia program assets for $90.0 million in cash upfront and $30.0 million of potential milestone payments. The lead candidate is expected to enter Phase I clinical testing in the third quarter of 2008.

        This transaction was deemed comparable to the Novo Asset Sale with the exception that Bayer purchased 100% of the economic rights to the Maxygen hemophilia program, while the Novo Asset Sale, in economic terms, is an acquisition of only the rights it does not presently own under the collaboration agreements between Novo and us. As such, for comparison purposes, RBC evaluated the Novo Asset Sale as an acquisition by Novo of the royalty streams for the GlycoPEGylated Factor VII, VIII and IX programs (the "Factor Programs") that it does not presently own.

        The valuation methodology used analyzes the Novo purchase of the combined percentages of the revenues associated with the Factor Programs, which is assumed to represent approximately 19% of the total value associated with the Factor Programs. This assumption is based on the projected cash flows, or EBITDA, from the Factor Programs: Novo's latest twelve month ("LTM") EBITDA margin analyzed by RBC was 29.2%, and so it is estimated that Novo could be expected to generate approximately 30% cash flow margins on the Factor Programs. In comparing the Novo Asset Sale to the Bayer transaction, assuming that we would be expected to receive on average approximately 7% of the worldwide expected revenues from the Factor Programs with no additional expenses, it can be implied that Novo's pro forma LTM EBITDA margin would be 37%, further implying that Novo would receive approximately 19% of the overall value of the Factor Programs from the Novo Asset Sale. In summary, assuming the Novo-purchased royalties represent approximately 19% of the Factor Programs' value, RBC extrapolated a value for our Factor Programs based upon the entire purchase price of the Maxygen program. The implied value of our rights in the Factor Programs as compared to the Bayer precedent transaction's value for the Maxygen program is $17.2 million. RBC applied sensitivity analysis to the Novo LTM EBITDA margins. Based on public filings, RBC determined that Novo's LTM EBITDA margin is 29.2% (as described above). To show the range of potential values that Novo would derive from the Novo Asset Sale at various LTM EBITDA margin levels, RBC used a range of 25.0% to 35.0% as an indicative range of LTM EBITDA margins for Novo to yield a valuation range of $15.0 million to $20.0 million. In RBC's view, this range represents a reasonable range of LTM EBITDA margins for Novo from the Factor Programs.

  Comparable Company Analysis

        RBC prepared a comparable company analysis of the value of our Factor Programs to the corresponding implied enterprise valuation of a group of publicly-traded companies that RBC deemed, for purposes of its analysis, to be comparable to us. The public companies were selected based on their similarity to us in stage of development, therapeutic focus and/or market characteristics. Enterprise valuation was used due to the lack of revenue and trading multiples among the peer group. The peer group included companies with failed or terminated lead programs with other pipeline products that are generally encumbered by collaboration or development agreements and are in similar stages of development. No control premium was reflected in the enterprise value of the peer group companies, listed below:

Comparable Company	Enterprise Value as of September 16, 2008 ($ in millions)
Maxygen, Inc.	$22.4
Trubion Pharmaceuticals, Inc.	$11.1
Icagen, Inc.	$18.0
Anadys Pharmaceuticals, Inc.	$31.2
NeurogesX, Inc.	$18.9
Entremed, Inc.	$21.5
Metabasis Therapeutics, Inc.	$28.6
Memory Pharmaceuticals Corp.	$14.3
Achillion Pharmaceuticals, Inc.	$38.8
Sciclone Pharmaceuticals, Inc.	$37.1
OXiGENE, Inc.	$17.6
Pharmacyclics, Inc.	$36.3
Rosetta Genomics Ltd.	$26.3
Pharmos Corporation	$0.9
Low:	$0.9
Mean:	$25.7
Median:	$22.0
High:	$38.8

        In this analysis, RBC compared the Novo Consideration to the corresponding enterprise values, or TEVs, of the selected comparable companies. RBC defined TEV as total market capitalization as of September 16, 2008 plus net debt (defined by RBC as total debt less cash (other than restricted cash, where identified as such) and cash equivalents, and preferred stock and minority interests, where applicable), using latest publicly-available balance sheet data for the comparable companies.

        The implied TEV of comparable companies ranged from $0.9 million to $38.8 million, with a mean of $25.7 million and a median of $22.0 million.

	Comparable Companies
($ in millions)	Min.	Mean	Median	Max.
Total Enterprise Value	$0.9	$25.7	$22.0	$38.8

        As described in "Proposal No. 1: Approval of the BGX Asset Sale—Fairness Opinions of RBC Capital Markets Corporation—General Information Regarding RBC's Fairness Opinions," as part of its analysis, RBC also took into consideration that we were marketed to 66 potential acquirers and only one offer was received to acquire the Factor Programs.

  Additional Qualifications and Assumptions

        No single company or transaction used in the above analysis as a comparison is identical to us and an evaluation of the results of the analysis is not entirely mathematical. Rather, the analysis involves complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses, or transactions analyzed. The analysis was prepared solely for purposes of RBC providing an opinion as to the fairness of the purchase price to be received by us under the Novo Asset Purchase Agreement, from a financial point of view, to us and does not purport to be an appraisal or necessarily reflect the price at which assets, businesses or securities actually may be acquired, which is inherently subject to uncertainty.

        The preparation of a fairness opinion is a complex process that involves the application of subjective business judgment in determining the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Several analytical methodologies were used by RBC in preparing the Novo Opinion and no one method of analysis should be regarded as critical to the overall conclusion reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusions of RBC were based on all the analyses and factors presented herein taken as a whole and also on application of RBC's own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. RBC therefore believes that its analyses must be considered as a whole and that selecting portions of the analyses and of the factors considered, without considering all factors and analyses, could create an incomplete or misleading view of the processes underlying its opinion.

        RBC is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, corporate restructurings, underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. In the ordinary course of business, RBC may act as a market maker and broker in our publicly-traded securities and receive customary compensation, and may also actively trade our securities for its own account and the accounts of its customers, and, accordingly, RBC and its affiliates may hold a long or short position in such securities.

        RBC was engaged to render the BGX Opinion and the Novo Opinion to our Board of Directors as to the fairness of the BGX Consideration and the Novo Consideration, respectively, from a financial point of view, to us with respect to the BGX Asset Sale and the Novo Asset Sale, respectively, and received a fee of $350,000 upon delivery of each of the BGX Opinion and the Novo Opinion. RBC is also entitled to the following additional fee:

  •
  If the BGX Asset Sale and the Novo Asset Sale are consummated, $800,000; or

  •
  If only the BGX Asset Sale or only the Novo Asset Sale is consummated, $300,000.

  Company Forecasts

        In connection with the Novo Opinion, we provided certain forecasted financial data for our economic interest in the Factor Programs for the years 2008 through 2025 to RBC. We do not, as a matter of course, make public projections as to future revenues, earnings, or other results. We are presenting the forecasted financial information set forth below solely to give our stockholders access to forecasted financial information that was materially similar to the forecasted financial information made available to RBC in connection with the Novo Opinion.

        The accompanying forecasted financial information was not prepared with a view toward public disclosure or with a view toward complying with any guidelines or policies of regulatory authorities in the United States, including but not limited to, the published guidelines of the SEC, the principles established by the Financial Accounting Standards Board, or the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in our view as of the date of its preparation, was prepared on a reasonable basis, reflected the best available estimates and judgments at the time, and presented, to the best of our knowledge and belief, the expected course of action and the expected future financial performance of the Factor Programs. This information should not be relied upon as being necessarily indicative of actual future results, and our stockholders are cautioned not to place undue reliance on the prospective financial information.

        Neither our independent registered public accounting firm, nor any other independent accountants have compiled, examined, or performed any procedures with respect to the forecasted financial information contained below, nor have they expressed any opinion or other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the forecasted financial information. Also, in rendering its opinion, RBC has assumed and relied upon the financial projections provided, and has not assumed responsibility for independently verifying and has not independently verified them.

        The assumptions and estimates underlying the forecasted financial information are inherently uncertain and, though considered reasonable by us as of the date of its preparation, are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the forecasted financial information. The forecasts below were prepared for the fiscal years ended December 31, 2008 through 2025, and were based on market and other data and assumptions available to us.

        The inclusion of these forecasts in this Proxy Statement should not be regarded as a representation to our stockholders by us or any of our advisors, agents or representatives that the results reflected in these forecasts will be realized. Our stockholders are cautioned not to place undue reliance on the projected information provided below.

        The forecasts below are or involve forward-looking statements and are based upon a variety of assumptions, including the timing of any regulatory approval and commercial launch of Factor Programs. These assumptions involve judgments with respect to future economic, competitive and regulatory conditions, financial market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Many important factors, in addition to those discussed elsewhere in this Proxy Statement, could cause results to differ materially from those expressed or implied by the forward-looking statements (See "Caution Regarding Forward-Looking Statements"). Accordingly, there can be no assurance that any of the forecasts are necessarily indicative of Factor Program's actual future performance or that actual results will not differ materially from those in the forecasts set forth below.

        The forecasts were prepared using a number of assumptions, including assumptions that were valid at the time the forecasts were prepared and which may have changed over time due to changed circumstances. Such assumptions have not been updated since the forecasts were prepared. The table below presents our risk-adjusted revenues related to Factor Programs, except that the revenues exclude the impact of reimbursements received by us from Novo for our costs incurred under the Novo Collaboration Agreement. The 2008-2012 revenues represent milestone payments under the Novo Collaboration. The revenues presented have been risk-adjusted by multiplying the non-risk-adjusted revenues in each year by our estimate of the cumulative probability of achieving those revenues. The cumulative probabilities used for our Factor Programs ranged from 70%-100% during 2008 through 2009 and 10%-50% during subsequent years.

Year	Risk-adjusted Revenues
($ in millions)
2009	$3
2010	$1
2011	$—
2012	$2
2013	$—
2014	$3
2015	$3
2016	$4
2017	$4
2018	$5
2019	$7
2020	$9
2021	$10
2022	$11
2023	$10
2024	$10
2025	$4

        We do not intend to make publicly available any update or other revisions to the foregoing projections, except as required by law.

Principal Provisions of the Novo Asset Purchase Agreement

        The following is a summary of the principal provisions of the Novo Asset Purchase Agreement. While we believe this description covers the material terms of the Novo Asset Purchase Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the Novo Asset Purchase Agreement. The Novo Asset Purchase Agreement is attached as Annex B to this Proxy Statement and is considered part of this document. We urge you to carefully read the Novo Asset Purchase Agreement in its entirety for a more complete understanding of the Novo Asset Sale.

  The Parties to the Novo Asset Purchase Agreement

        Novo is a company organized under the laws of Denmark. Novo is a pharmaceutical company that sells diabetes, hemostasis management, growth hormone therapy and hormone replacement therapy products.

        We and Novo are currently parties to that certain: (i) Research, Development and License Agreement, dated as of October 31, 2006, relating to recombinant coagulation Factor VIIa, (ii) Research, Development and License Agreement, dated as of November 2, 2007, relating to recombinant coagulation Factor VIII, and (iii) Research, Development and License Agreement, dated as of November 2, 2007, relating to recombinant coagulation Factor IX (collectively the "Novo Collaboration Agreements") pursuant to which we and Novo have collaborated in the discovery of long-acting next generation recombinant coagulation compounds (the "Novo Collaboration"). The Novo Collaboration Agreements will terminate as of the closing date of the Novo Asset Sale. For more detailed information regarding the principal provisions of these agreements, see the section of this

Proxy Statement entitled "Proposal No. 2: Approval of the Novo Asset Sale—Existing Agreements with Novo."

  The Novo Asset Sale

        At the closing of the Novo Asset Sale, we will transfer and convey to Novo certain assets related to long-acting next generation recombinant coagulation compounds and Novo will assume specified liabilities related to such assets. The assets we are transferring to Novo include certain intellectual property and third party license agreements that are useful to a variety of applications, including G-CSF and other applications that are unrelated to long-acting next generation recombinant coagulation compounds. In order to provide BGX with rights with respect to certain intellectual property we are transferring to Novo, immediately prior to the closing of the BGX Asset Sale, we will license or sublicense to BGX pursuant to the BGX License Agreements, the right to use this intellectual property in the field of G-CSF and certain other applications. At the closing of the Novo Asset Sale, we will transfer and convey the BGX License Agreements to Novo.

  Novo Purchased Assets

        The "Novo Purchased Assets" mean:

  •
  patents, know-how, trademarks, copyrights and other intellectual property related to certain reagents used in the Novo Collaboration (the "Novo Transferred IP");

  •
  all tangible embodiments of the Novo Transferred IP;

  •
  all of our inventory of certain reagents used in the Novo Collaboration;

  •
  all of our rights in, under and to certain contracts (the "Novo Assumed Contracts"); including, but not limited to, all rights to receive goods and services purchased pursuant to such contracts, contracts by which we control any Novo Transferred IP, and rights to assert claims and take other actions in respect of breaches or other violations of the foregoing; and

  •
  rights, claims, credits, causes of action, rights of recovery, and rights of indemnification or set-off against third parties and any other claims accruing to us that are exclusively and primarily related to our activities under the Novo Collaboration, any Novo Purchased Assets or the Novo Assumed Liabilities (as defined below) and all other intangible property rights relating to our activities under the Novo Collaboration, any Novo Purchased Assets or Novo Assumed Liabilities.

  Novo Excluded Assets

        Novo will not acquire the following assets, which we refer to as "Novo Excluded Assets":

  •
  all assets to be transferred to BGX pursuant to the BGX Asset Purchase Agreement;

  •
  all of our cash, cash equivalents, investments, securities and bank or other deposit accounts of ours;

  •
  any refunds, claims for refunds and rights to receive refunds with respect to taxes paid or to be paid by us;

  •
  all of our equipment, raw materials, accessories, tooling, tools, fixtures and furniture unless otherwise specified;

  •
  any of our records (including accounting records) related to taxes paid or payable by us and all of our financial or tax records that form part of our general ledger;

  •
  any insurance benefits payable to us arising from or related to the Novo Excluded Assets or the Novo Excluded Liabilities (as defined below);

  •
  our certificate of incorporation, bylaws, minute books, stock records, and corporate seal;

  •
  any of our contracts that is not a Novo Assumed Contract;

  •
  any of our rights, title or interest to intellectual property relating exclusively to the exploitation of non-GlycoPEGylated glycolipids or oligosaccharides not attached to a peptide or protein; and

  •
  any of our rights under the Novo Asset Purchase Agreement, and all related agreements, certificates and documents signed and delivered by either party and any of our rights under the BGX Asset Purchase Agreement and any related ancillary documents.

  Novo Assumed Liabilities

        At the closing of the Novo Asset Sale, Novo has agreed to assume any liabilities relating to: (i) performance obligations arising under the Novo Assumed Contracts accruing with respect to the period commencing, as applicable, after the closing date of the Novo Asset Sale (or if consent to assignment is required, the date such consent is obtained and such Novo Assumed Contract is assigned to Novo), other than liabilities or obligations attributable to any failure by us to comply with the terms of such contracts, or (ii) all other liabilities related to the Novo Purchased Assets to the extent incurred after the closing date of the Novo Asset Sale (collectively, the "Novo Assumed Liabilities").

  Novo Excluded Liabilities

        Other than the Novo Assumed Liabilities, all of our other liabilities and obligations will be retained by us, which liabilities and obligations we refer to as "Novo Excluded Liabilities," and include, but are not limited to:

  •
  all of our liabilities and obligations, or the liabilities and obligations of any member of any consolidated, affiliated, combined or unitary group of which we are a member or have been a member, for taxes;

  •
  all of our liabilities and obligations relating to employee benefits or compensation arrangements, whether relating or attributable to, or arising during, the period before or after the closing of the Novo Asset Sale; including all liabilities or obligations under any employee benefit agreements, plans or other arrangements;

  •
  all liabilities and obligations arising from any action relating to us, our business or the Novo Purchased Assets pending before any arbitrator or governmental authority;

  •
  all liabilities and obligations relating to or arising from any presently or formerly owned, operated or leased asset, property or business of ours that is not a Novo Purchased Asset, whether relating or attributable to, or arising during, the period before or after the closing of the Novo Asset Sale; and

  •
  all liabilities and obligations relating or attributable to, or arising during, the operation of our business and any owned, leased or operated Novo Purchased Asset prior to closing, including in relation to any contract, agreement, lease, license, commitment, sales or purchase order or other instrument.

  Novo Purchase Price

        At the closing Novo will pay us $21,000,000 in cash, by wire transfer of immediately available funds.

  Closing

        If the Novo Asset Purchase Agreement is approved by our stockholders, the closing of the Novo Asset Sale is expected to take place shortly after the Special Meeting and will occur simultaneously with the closing of the BGX Asset Sale.

  Transition Plan

        We are obligated to make delivery of such tangible embodiments of the Novo Transferred IP and the books and records and regulatory documentation included in the Novo Purchased Assets in accordance with a transition plan.

  Representations and Warranties

        The Novo Asset Purchase Agreement contains certain representations and warranties made by us and by Novo. We have made representations and warranties to Novo relating to, among other things:

  •
  corporate organization, good standing, corporate power and requisite licenses, authorizations and permits to operate our business;

  •
  corporate power and authority to enter into the Novo Asset Purchase Agreement and to consummate the Novo Asset Sale;

  •
  the recommendation by our Board of Directors that our stockholders authorize the Novo Asset Sale;

  •
  the absence of required stockholder or equityholder approval for the execution, delivery or performance of the Novo Asset Purchase Agreement, the agreements that are ancillary to the Novo Asset Purchase Agreement and the transactions contemplated thereby; other than the approval by the majority of the outstanding shares of our common stock;

  •
  our valid and binding obligations regarding the Novo Asset Purchase Agreement, except to the extent that enforceability is limited by law;

  •
  the absence of any conflict with or breach of our organizational documents or applicable law as a result of our entering into the Novo Asset Purchase Agreement and the consummation of the Novo Asset Sale;

  •
  the absence of any conflict with, right of termination, cancellation or acceleration of any rights or obligations under any agreement or other instrument or obligation to which we are a party, or by which we, the Novo Collaboration or any of the Novo Purchased Assets may be bound or affected;

  •
  the absence of the creation or imposition of any lien upon any Novo Purchased Asset arising out of the execution, delivery and performance by us of the Novo Asset Purchase Agreement, the documents that are ancillary to the Novo Asset Purchase Agreement and the consummation of the transactions contemplated thereby;

  •
  the absence of required consents, approvals or authorizations of, or registrations, or filings with, required to be obtained or made by us in connection with the execution, delivery and performance of the Novo Asset Purchase Agreement and related transactions, other than customary exceptions;

  •
  the validity and full force and effect of licenses and permits affecting or relating to us, our business or the Novo Purchased Assets;

  •
  the sufficiency of and title to the Novo Purchased Assets;

  •
  the absence of undisclosed material liabilities;

  •
  the absence of any change, or the occurrence of an event or the existence of a condition, that individually or together with all other such changes, events and conditions, has had or would reasonably be expected to have, a Material Adverse Effect;

  •
  the absence of knowledge of any claims challenging our ownership of and title to the Novo Purchased Assets;

  •
  the taking of all action necessary to prosecute all of our existing applications and to maintain all such registrations in full force and effect, including having paid all required maintenance fees, and not taking or having failed to take any action that could reasonably be expected to have the effect of waiving any rights to the Novo Transferred IP;

  •
  the prosecution of registrations, applications and similar filings related to the Novo Transferred IP in material compliance with applicable laws;

  •
  the absence of material prior art invalidating or rendering unenforceable, registrations, applications and similar filings related to the Novo Transferred IP;

  •
  the enforceability, validity and sole ownership of the Novo Transferred IP;

  •
  the absence of any pending action, order, agreement or other limitation restricting the use of the Novo Transferred IP;

  •
  the absence of any threatened action or claim of infringement to which we are a party regarding the Novo Transferred IP;

  •
  the absence of unauthorized use, infringement, misappropriation or violation of the Novo Transferred IP;

  •
  the timely payment of fees and filing of documents related to the maintenance of the Novo Transferred IP;

  •
  the sufficiency and completeness of the Novo Transferred IP necessary or used in the Novo Collaboration;

  •
  the absence of infringement, misappropriation or other violation, by our activities under the Novo Collaboration, of the intellectual property rights of third parties;

  •
  the maintenance of the confidentiality of all know-how that is material to our activities under the Novo Collaboration;

  •
  the absence of an agreement or arrangement that limits or restricts our ability to sell or transfer the Novo Purchased Assets;

  •
  the right to sublicense rights under the Novo Assumed Contracts;

  •
  the compliance of our activities under the Novo Collaboration with applicable law;

  •
  the absence of any action pending, or to our knowledge threatened, before any governmental authority that could reasonably be expected to have a material adverse effect;

  •
  the maintenance of insurance policies in accordance with the Novo Collaboration; and the absence of any pending claim under such policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies;

  •
  timely payment of all material taxes with respect to the Novo Purchased Assets and the timely filing of all tax returns;

  •
  the absence of undisclosed broker fees;

  •
  the absence of any notification by a governmental authority informing us that our activities under the Novo Collaboration were or are in violation of any applicable law or the subject of any investigation;

  •
  the absence of any actual or potential environmental liability;

  •
  the operation and administration of our employee benefit plans in material compliance with applicable law;

  •
  the absence of material actual or threatened claims involving any employee benefit plans; and

  •
  the absence of any requirement that an employee benefit plan be assumed by Novo.

        These representations and warranties have been made solely for the benefit of the parties to the Novo Asset Purchase Agreement and are not intended to be relied on by any other person.

        In addition, these representations and warranties are qualified by specific disclosures made to Novo in connection with the Novo Asset Purchase Agreement, are subject to the materiality standards contained in the Novo Asset Purchase Agreement, which may differ from what may be viewed as material by investors, and were made only as of the date of the Novo Asset Purchase Agreement or such other date as is specified in the Novo Asset Purchase Agreement.

Additional Agreements and Obligations

  Standstill Agreement

        Commencing on the date of the signing of the Novo Asset Purchase Agreement and ending on the earlier of: (i) the termination of the Novo Asset Purchase Agreement, and (ii) the closing date of the Novo Asset Sale; Novo shall not, without our prior written consent:

  •
  acquire, or attempt to acquire, any voting securities or direct or indirect rights or options to acquire any of our voting securities;

  •
  effect, offer, seek, propose or attempt to effect any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to us;

  •
  seek or propose to influence or control our management or policies or to obtain representation on our Board of Directors;

  •
  make any public announcement with respect to, or submit a proposal for any extraordinary transaction involving us or our securities or assets;

  •
  enter into a "group" (as such term is used in Section 13(d)(3) of the Exchange Act) in connection with any of the foregoing; or

  •
  seek or request permission or participate in any effort to do any of the foregoing or make, or seek permission to make, any public announcement with respect to the foregoing.

  Withholding Tax

        Novo has informed us that it will not be required to withhold any taxes from the payments of the sale proceeds to us.

  No Solicitation of Alternative Proposals

        We have agreed not to, and will cause all of our officers, directors, employees, financial advisors, attorneys, accountants or other advisors or consultants retained by us not to, solicit, initiate, or encourage any inquiries with respect to, or the making of, any acquisition proposal, or engage in any negotiations or discussions with, furnish any information or data to, or enter into any letter of intent, agreement in principle, acquisition agreement or similar agreement with any party related to an acquisition proposal.

        Notwithstanding the foregoing, in circumstances not involving a breach of the Novo Asset Purchase Agreement, in response to a written and unsolicited acquisition proposal received from a third party prior to the date of our Special Meeting or its adjournment, we may engage in discussions or negotiations with, and furnish information and data to any such party if:

  •
  our Board of Directors determines in good faith that such acquisition proposal will, or is reasonably likely to, result in a Superior Acquisition Proposal;

  •
  our Board of Directors determines in good faith that the failure to take such action would be inconsistent with our Board of Directors' fiduciary duties under applicable law;

  •
  at least 48 hours has elapsed from the time we shall have provided Novo with notice of such determination by our Board of Directors; and

  •
  material, non-public information regarding us is provided to a party that submits an unsolicited written acquisition proposal pursuant to a confidentiality agreement with terms no less favorable to us than those contained in our confidentiality agreement with Novo.

        Within 24 hours after receipt of any written acquisition proposal, we will provide Novo with a copy of such acquisition proposal or, in connection with any non-written acquisition proposal, a written statement setting forth in reasonable detail the material terms and conditions of such acquisition proposal. We will furnish to Novo copies of any written proposals and draft documentation or, if drafted, written summaries of any material oral inquiries or discussions involving the acquisition proposal. If we provide any non-public information to any party submitting an acquisition proposal that has not previously been provided to Novo, we agree to provide a copy of such information to Novo within 24 hours after the time it is first provided to such other party.

        Our Board of Directors recommends that the Novo Asset Purchase Agreement, the Novo Asset Sale and the transactions contemplated thereby are in our best interests and the interests of our stockholders. However, if we receive a Superior Acquisition Proposal, and our Board of Directors determines in good faith that to do otherwise would likely result in a breach of its fiduciary duties under Delaware law, our Board of Directors may fail to make, withdraw or modify its recommendation that the Novo Asset Purchase Agreement and the transactions contemplated thereby are in the best interest of us and our stockholders (a "Novo Change in Recommendation").

        Our Board of Directors may terminate the Novo Asset Purchase Agreement if: (i) we receive an unsolicited written acquisition proposal prior to the date of our Special Meeting or its adjournment, (ii) our Board of Directors determines in good faith that such acquisition proposal constitutes a Superior Acquisition Proposal, and (iii) our Board of Directors determines in good faith that failure to take such action would result in the breach of our Board of Directors' fiduciary duties under Delaware law.

        In the event that our Board of Directors makes a determination to: (i) make a Novo Change in Recommendation, or (ii) terminate the Novo Asset Purchase Agreement in response to a unsolicited written acquisition proposal, we agree to provide Novo with prior written notice of not less than five business days that we plan to take any of the foregoing actions. We agree to provide notice that will contain a description of the reasons for any Novo Change of Recommendation, if any, and a copy of the most recent version of any written agreement relating to the Superior Acquisition Proposal. If requested by Novo after the delivery of such notice, we will engage in reasonable, good faith negotiations with Novo regarding any modifications to the terms and conditions of the Novo Asset Purchase Agreement proposed by Novo. If Novo proposes any such modifications to the terms and conditions of the Novo Asset Purchase Agreement prior to the expiration of the five business day period following delivery of our notice and such modifications were material, our Board of Directors may not effect a Novo Change in Recommendation or terminate the Novo Asset Purchase Agreement unless and until our Board of Directors determines in good faith that the acquisition proposal resulting in the proposed Novo Change in Recommendation, if any, or termination continues to constitute a Superior Acquisition Proposal, after taking into account any changes in the terms and conditions of the Novo Asset Purchase Agreement proposed by Novo. If any material modifications are made to the terms and conditions of any acquisition proposal after the date that notice of Novo Change in Recommendation or termination of the Novo Asset Purchase Agreement is provided by us to Novo, we will again be required to comply with the notice provisions with respect to such modified acquisition proposal, except the five business day time period will be two business days.

  Conduct of Our Business Pending the Closing

        During the period between the signing of the Novo Asset Purchase Agreement and the closing of the Novo Asset Sale, we have agreed, subject to certain exceptions, that we will conduct our business only in the ordinary course and in a manner consistent with past practice, and use commercially reasonable efforts to maintain and preserve intact our business organization, our licenses and permits and the services of our directors, officers and key employees. In addition, we have also agreed that during the same time period, subject to certain exceptions or unless Novo gives its prior written consent, we will not:

  •
  adopt or propose any amendments to our certificate of incorporation, bylaws or other governing instruments;

  •
  merge or consolidate with any other person, or restructure, reorganize or completely or partially liquidate;

  •
  acquire assets outside of the ordinary course of business in a manner that is inconsistent with past practice or the transition plan, other than acquisitions pursuant to contracts currently in effect;

  •
  sell, lease or otherwise transfer, or create or incur any lien on, any Novo Purchased Assets;

  •
  issue, sell, pledge, dispose of, grant, transfer, encumber, or authorize the issuance, sale, pledge, disposition, grant, deliver, lease, license, guarantee, any shares of our capital stock, or securities convertible or exchangeable into or exercisable for any shares of such capital stock;

  •
  create, incur, assume or otherwise be liable with respect to any indebtedness for borrowed money or guarantees thereof;

  •
  modify any of the Novo Assumed Contracts or waive any failure to comply with any provision thereunder by any party;

  •
  enter into any agreement or arrangement that is material to the Novo Purchased Assets, including entering into, renewing, extending, amending or terminating any license agreement with respect to the Novo Transferred IP or with respect to the intellectual property of a third party; or that materially increases our actual or contingent liabilities and obligations beyond cash available to satisfy them;

  •
  take (or omit to take) any action that adversely affects, or could reasonably be expected to adversely affect, any of our rights to the Novo Transferred IP, or abandon or permit to lapse any of our rights to the Novo Transferred IP;

  •
  settle, or offer or propose to settle: (i) any litigation, investigation, arbitration, proceeding or other claim involving or against us, the Novo Purchased Assets or our business, or (ii) any litigation, arbitration, proceeding or dispute that relates to the transactions contemplated by Novo Asset Purchase Agreement and related transactions;

  •
  amend, modify or waive any provision of the BGX Asset Purchase Agreement, or consent to or approve any action by BGX that is not otherwise expressly permitted under the BGX Asset

    Purchase Agreement, provided, however that Novo will not unreasonably withhold its approval to amend, modify or waive such provision;

  •
  take any action that would make any representation or warranty made by us, or omit to take any action necessary to prevent any representation or warranty made by us, from being inaccurate in any respect at, or as of any time before, the closing date; or

  •
  agree or commit to take any of the foregoing actions.

  Clinical Trial Liability Insurance

        We have agreed to use reasonable best efforts to purchase extended reporting or "tail" coverage with respect to our clinical trial liability insurance policies in effect for all periods during which we were conducting human clinical trials and have agreed to name Novo as an additional insured party to the policy.

  Conditions to the Novo Asset Sale

        The obligations of the parties to complete the Novo Asset Sale are subject to certain conditions, including:

  •
  approval of the Novo Asset Sale by our stockholders;

  •
  the absence of any law or pending action by a governmental authority or writ, judgment, decree, injunction or similar order of a governmental authority prohibiting the consummation of all or part of the Novo Asset Sale, and no action shall be pending or threatened by any governmental authority or other person seeking any such writ, judgment, decree, injunction or similar order or seeking to recover any damages or obtain other relief as a result of the consummation of the Novo Asset Sale; and

  •
  completion of all notifications and filings with governmental authorities and expiration or termination of any waiting periods required by governmental authorities.

        The obligations of Novo to complete the Novo Asset Sale are subject to certain additional conditions, including, but not limited to:

  •
  the accuracy of the representations and warranties made by us to Novo;

  •
  the performance of our obligations under the Novo Asset Purchase Agreement;

  •
  the absence of any event or development of a state of circumstances that, individually or in the aggregate, has had or could reasonably be expected to result in, a "Material Adverse Effect" on us, as that term is defined in the Novo Asset Purchase Agreement;

  •
  the receipt by Novo of a certificate of our good standing from the State of Delaware and a certificate from one of our officers certifying that the execution and delivery of the Novo Asset Purchase Agreement is validly authorized and executed;

  •
  the receipt by Novo of all documents reasonably requested relating to consummation of ancillary transactions contemplated by the Novo Asset Purchase Agreement, including executed counterparts of documents required to be executed by us;

  •
  the simultaneous closing of the Novo Asset Sale and the BGX Asset Sale, transactions between us and Novo pursuant to the Novo Asset Purchase Agreement and closing of the transactions between us and BGX pursuant to the BGX Asset Purchase Agreement;

  •
  the issuance and effectiveness of a clinical trial liability tail policy and the payment by us of the premiums thereunder; and

  •
  the receipt by us of an acknowledgment of assignment or a consent to assignment, as applicable, from The Regents of the University of California, New England Biolabs, Inc. and The Regents of the University of Michigan, of our right to assign to Novo and sublicense to BGX certain license agreements by and between each licensor and us (which acknowledgements and consents, as applicable, have been obtained).

        Our obligation to complete the Novo Asset Sale is subject to certain additional conditions, including, but not limited to:

  •
  the accuracy of the representations and warranties made by Novo to us;

  •
  the performance of Novo's obligations under the Novo Asset Purchase Agreement;

  •
  the receipt by us of a certificate from an officer of Novo certifying that the conditions to our obligation to complete Novo Asset Sale have been satisfied, and that the execution and delivery of the Novo Asset Purchase Agreement is validly authorized and executed; and

  •
  the receipt by us of all documents reasonably requested relating to the consummation of ancillary transactions contemplated by the Novo Asset Purchase Agreement, including executed counterparts of documents required to be executed by Novo.

  Termination of the Novo Asset Purchase Agreement

        The Novo Asset Purchase Agreement may be terminated and the transactions contemplated thereby abandoned at any time prior to the closing of the Novo Asset Sale, whether before or after the Novo Asset Purchase Agreement has been approved by our stockholders, as follows:

  •
  by either Novo or us:

  •
  upon mutual written agreement;

  •
  if our stockholders do not approve the Novo Asset Sale;

  •
  if the closing of the Novo Asset Sale shall not have occurred prior to the End Date; other than due to a breach of any representation or warranty of the party seeking termination, or as a result of the failure of such party to comply with its obligations; or

  •
  if there shall be in effect any applicable law that prohibits the closing of the Novo Asset Sale or if the closing of the Novo Asset Sale would violate any non-appealable order.

  •
  by Novo if:

  •
  any of the conditions precedent to the obligations of both parties, or any of the conditions precedent to Novo's obligations to complete the Novo Asset Sale shall become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by Novo; or

  •
  if our Board of Directors effects a Novo Change in Recommendation.

  •
  by us if:

  •
  any of the conditions precedent to the obligations of both parties, or any of the conditions precedent to our obligation to complete the Novo Asset Sale shall become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by us; or

    •
    provided that we comply with the conditions and procedures set forth in the Novo Asset Purchase Agreement with respect to a Superior Acquisition Proposal, immediately prior to our entering into a definitive agreement with a third party with respect to such Superior Acquisition Proposal.

  Termination Fee and Payment of Expenses

        We have agreed to pay Novo the sum of $1,000,000 (the "Novo Termination Fee") if the Novo Asset Purchase Agreement is terminated under the circumstances set forth below:

  •
  by Novo or us if:

  •
  our stockholders do not approve the Novo Asset Sale and prior to our Special Meeting: (i) an acquisition proposal is publicly announced or is communicated to our Board of Directors, or any person has publicly announced an intention, whether or not conditional, to make an acquisition proposal, and (ii) within 12 months after termination of the Novo Asset Purchase Agreement, we enter into a definitive agreement with respect to an acquisition proposal or an acquisition proposal is otherwise consummated.

  •
  by Novo if:

  •
  our Board of Directors effects a Novo Change in Recommendation.

  •
  by us if:

  •
  we enter into a definitive agreement with a third party with respect to a Superior Acquisition Proposal.

        We have also agreed to reimburse Novo for up to an aggregate of $500,000 of any and all out-of-pocket expenses if the Novo Asset Purchase Agreement is terminated: (i) under any circumstance that would trigger the payment of the Novo Termination Fee (such out-of-pocket expenses will be payable by us to Novo in addition to the Novo Termination Fee), or (ii) if our stockholders do not approve the Novo Asset Sale, but without the occurrence of such additional conditions that would trigger our obligation to pay Novo the Novo Termination Fee.

  Non-Survival of Representations, Warranties and Agreements

        From and after the closing of the Novo Asset Sale, we will have no liability to Novo with respect to any inaccuracy or breach of any of the representations or warranties made by us in the Novo Asset Purchase Agreement or any related documents.

  Fees and Expenses

        Other than our potential reimbursement to Novo of up to $500,000 of any and all of Novo's out-of-pocket expenses as described above and other specified immaterial reimbursements by each party to the other, each party will bear its own costs and expenses with respect to the transactions contemplated by the Novo Asset Purchase Agreement, whether or not such transaction is consummated.

  Amendment and Waiver

        The Novo Asset Purchase Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each of Novo and us, or in the case of a waiver, by the party against whom the waiver is to be effective.

  Confidentiality Agreement

        Effective upon the closing of the Novo Asset Sale and the BGX Asset Sale, we will enter into a three-way post closing Confidentiality Agreement by and among BGX, Novo and us (the "Confidentiality Agreement"). The following is a description of the material obligations of the parties under the Confidentiality Agreement.

        With respect to us, the Confidentiality Agreement governs our obligations to BGX and Novo for confidential information relating to the BGX Purchased Assets and the Novo Purchased Assets.

        With respect to BGX, the Confidentiality Agreement governs: (i) BGX's obligations to Novo for confidential information included in the BGX Purchased Assets that overlaps, is inseparable with, or is the same as the Novo Purchased Assets, and (ii) BGX's obligations to us for confidential information furnished by us to BGX pursuant to the Confidentiality and Non-Disclosure Agreement, dated November 20, 2007, by and between BGX and us.

        With respect to Novo, the Confidentiality Agreement governs: (i) Novo's obligations to BGX for confidential information included in the Novo Purchased Assets that overlaps, is inseparable with, or is the same as the BGX Purchased Assets, and (ii) Novo's obligations to us for confidential information furnished by us to Novo pursuant to the Confidentiality and Non-Disclosure Agreement, dated March 13, 2008, by and between Novo and us.

        The Confidentiality Agreement contains customary exceptions for the disclosure of confidential information. Additionally, Novo and BGX have agreed to provide us, upon 20 days written request, reasonable access to those portions of the books and records and regulatory documentation related to the Excluded Intellectual Property (as defined in each of the BGX Asset Purchase Agreement and Novo Asset Purchase Agreement) subject to certain limitations.

  Novo Sublicense Agreement

        Effective upon the closing of the Novo Asset Sale, we will enter into a sublicense agreement with Novo pursuant to which Novo will grant us a sublicense under several Novo Assumed Contracts that we will assign to Novo pursuant to the Novo Asset Purchase Agreement for applications related to non-GlycoPEGylated glycolipids or oligosaccharides not attached to a peptide or protein (the "Novo Sublicense Agreement"). The Novo Sublicense Agreement will allow us to retain certain rights with respect to the Novo Assumed Contracts that are subject to the Novo Sublicense Agreement.

  Absence of Appraisal Rights

        Under Delaware law, our stockholders are not entitled to appraisal rights for their shares of our common stock in connection with the transactions contemplated by the Novo Asset Purchase Agreement or to any similar rights of dissenters under Delaware law.

Material Federal and State Income Tax Consequences of the Novo Asset Sale

        We believe that we will not incur any federal or state income taxes as a result of the Novo Asset Sale because our basis in the assets being sold exceeds the sale proceeds that will be received from Novo.

        Novo has informed us that it will not be required to withhold any taxes from the payment of the sale proceeds to us.

Required Vote

        The affirmative vote of the holders of a majority of our common stock issued and outstanding and entitled to vote is required for approval of the Novo Asset Sale.

 Regulatory Approvals

        No United States federal or state regulatory requirements must be complied with or approvals obtained as a condition to the Novo Asset Sale.

Pro Forma Financial Information

  Consummation of Novo Asset Sale Alone

        The unaudited pro forma financial data set forth below has been derived by the application of pro forma adjustments to our historical financial statements for the years ended December 31, 2005, 2006 and 2007, and for the nine months ended September 30, 2008. The unaudited pro forma financial data gives effect to the consummation of the Novo Asset Sale as if it had occurred on January 1, 2005, in the case of the statement of operations and September 30, 2008, in the case of the balance sheet. The unaudited pro forma financial data does not give effect to the consummation of the BGX Asset Sale, the consummation of both Asset Sales, or the Liquidation.

        We present an unaudited pro forma balance sheet as of September 30, 2008. We also present unaudited pro forma statements of operations for each of the years ended December 31, 2005, 2006 and 2007, and for the nine months ended September 30, 2008. The information should be read in conjunction with our audited financial statements and the related notes as filed as part of our Annual Report on Form 10-K for the year ended December 31, 2007, as amended, which is attached as Annex F and Annex G to this Proxy Statement, and our unaudited financial statements and the related notes filed as part of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, which is attached as Annex H to this Proxy Statement.

        The following unaudited pro forma financial data is not necessarily indicative of our financial position or results of operations that actually would have been attained had the Novo Asset Sale been consummated at the dates indicated, and is not necessarily indicative of our financial position or results of operations that will be achieved in the future. In addition, as noted above, Novo may elect to terminate the Novo Asset Purchase Agreement if the BGX Asset Sale is not consummated for any reason, including failure by us to obtain stockholder approval of the BGX Asset Sale.

        We have included the following unaudited pro forma financial data solely for the purpose of providing our stockholders with information that may be useful for purposes of considering and evaluating the proposal to approve the Novo Asset Sale. Our future results are subject to prevailing economic and industry specific conditions and financial, business and other known and unknown risks and uncertainties, certain of which are beyond our control. These factors include, without limitation, those described in this Proxy Statement and those described under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2007, as amended, which is attached as Annex F and Annex G to this Proxy Statement, and in Item 1A of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, which is attached as Annex H to this Proxy Statement.

Neose Technologies, Inc.
Pro Forma Balance Sheet
(unaudited)
(in thousands, except per share amounts)

	September 30, 2008
	Historical	Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$7,097	$16,975	(1)	$24,072
Accounts receivable, net	1,758	—		1,758
Prepaid expenses and other current assets	425	—		425

Total current assets	9,280	16,975		26,255
Property and equipment, net	12,612	—		12,612
Other assets	71	—		71

Total assets	$21,963	$16,975		$38,938

Liabilities and Stockholders' Equity
Current liabilities:
Note payable	$136	$—		$136
Current portion of long-term debt and capital lease obligations	68	—		68
Accounts payable	629	—		629
Accrued compensation	1,107
Accrued expenses	1,919	—		1,919
Deferred revenue	938	(883	)(2)	55

Total current liabilities	4,797	(883)		3,914
Warrant liability	993	1,537	(3)	2,530
Long-term debt and capital lease obligations	137	—		137
Deferred revenue	7,538	(6,840	)(2)	698
Other liabilities	571	—		571

Total liabilities	14,036	(6,186)		7,850

Contingencies
Stockholders' equity:
Preferred stock, par value $.01 per share, 5,000 shares authorized, none issued	—	—		—
Common stock, par value $.01 per share, 150,000 shares authorized; 54,468 shares issued and outstanding	545	—		545
Additional paid-in capital	313,576	—		313,576
Accumulated deficit	(306,194)	23,161	(4)	(283,033)

Total stockholders' equity	7,927	23,161		31,088

Total liabilities and stockholders' equity	$21,963	$16,975		$38,938

(1)
Assumes receipt of $21,000,000 less $4,025,000 of costs related to the Novo Asset Sale, which include $1,075,000 in financial advisory fees due to RBC in the event that only one asset sale is consummated as well as a 100% allocation to the Novo Asset Sale of all other transaction costs incurred in connection with the BGX Asset Sale and the Novo Asset Sales.

(2)
As of September 30, 2008, our deferred revenue included $7,723,000 related to the Novo Collaboration, of which $883,000 was a current liability and $6,840,000 was a noncurrent liability.

  Because we would have no continuing performance obligations to Novo following consummation of the Asset Sales, we have recognized as revenue the remaining deferred revenue liability relating to Novo.

(3)
Consists of an adjustment of warrant liability valuation from fair value to cash settlement value. The warrants issued in our March 2007 equity financing contain a net cash settlement feature, which is available to the warrant holders at their option, in certain change of control circumstances. We believe consummation of the Novo Asset Sale alone would trigger this option. Under the net cash settlement feature, each warrant holder would have the option to receive, in exchange for each of its warrants, an amount of cash equal to the value of the warrant as of the trading day immediately prior to the closing of the Novo Asset Sale determined in accordance with the Black-Scholes option pricing formula. This option would be exercisable during the period beginning on the date of the closing of the Novo Asset Sale and ending on the date 30 days thereafter. As of September 30, 2008, the cash settlement value of the warrants would have been $2,530,000, which was $1,537,000 greater than the carrying value of the warrant liability on our balance sheet.

(4)
The accumulated deficit adjustment includes the gain associated with the Novo Asset Sale and the recognition of Novo-related deferred revenue as described above, offset in part by adjustment of our warrant liability from fair value to cash settlement value as described above.

Neose Technologies, Inc.
Pro Forma Statement of Operations
(unaudited)
(in thousands, except per share amounts)

	Year ended December 31, 2005
	Historical	Adjustments		Pro Forma
Revenue from collaborative agreements	$6,137	$(2,796	)(1)	$3,341

Operating expenses:
Research and development	33,136	(1,375	)(2)	31,761
General and administrative	10,878	—	(3)	10,878
Restructuring charges	14,206	—		14,206

Total operating expenses	58,220	(1,375)		56,845

Operating loss	(52,083)	(1,421)		(53,504)
Other income	22	—		22
Interest income	1,536	—		1,536
Interest expense	(1,314)	—		(1,314)

Net loss	$(51,839)	$(1,421)		$(53,260)

Basic and diluted net loss per share	$(1.64)			$(1.69)

Weighted-average shares outstanding used in computing basic and diluted net loss per share	31,590			31,590

(1)
Consists of $2,027,000 of research and development funding, and $769,000 of license fee and milestone revenue recognized during the period under the Novo Collaboration.

(2)
Consists of $664,000 of third party research and development expenses and $711,000 of direct payroll expenses incurred by us during the period under the Novo Collaboration.

(3)
General and administrative expenses for the year ended December 31, 2005 included $3,003,000 of legal expenses associated with our intellectual property portfolio. Our intellectual property portfolio is complex, with many elements providing simultaneous intellectual property protection to many of our programs. BGX and Novo negotiated a cost sharing arrangement for the intellectual property portfolio that is specific to their negotiated allocation of ownership, control, and usage rights of many elements of the portfolio. This pro forma financial information is prepared under the assumption that we would have continued to have rights to the intellectual property following the closing of the Novo Asset Sale. As a result of the difference in the implied allocation of ownership, control, and usage rights for the pro forma financial information as compared to the Novo Asset Sale, we have not estimated the amount of legal expenses that Novo would have borne during the period following the Novo Asset Sale.

Neose Technologies, Inc.
Pro Forma Statement of Operations
(unaudited)
(in thousands, except per share amounts)

	Year ended December 31, 2006
	Historical	Adjustments		Pro Forma
Revenue from collaborative agreements	$6,184	$(4,784	)(1)	$1,400

Operating expenses:
Research and development	29,013	(1,678	)(2)	27,335
General and administrative	11,551	—	(3)	11,551

Total operating expenses	40,564	(1,678)		38,886
Gain on sale of Witmer Road Facility	7,333	—		7,333

Operating loss	(27,047)	(3,106)		(30,153)
Interest income	1,211	—		1,211
Interest expense	(1,271)	—		(1,271)

Net loss	$(27,107)	$(3,106)		$(30,213)

Basic and diluted net loss per share	$(0.82)			$(0.92)

Weighted-average shares outstanding used in computing basic and diluted net loss per share	32,857			32,857

(1)
Consists of $3,577,000 of research and development funding, and $1,207,000 of license fee and milestone revenue recognized during the period under the Novo Collaboration.

(2)
Consists of $1,354,000 of third party research and development expenses and $324,000 of direct payroll expenses incurred by us during the period under the Novo Collaboration.

(3)
General and administrative expenses for the year ended December 31, 2006 included $2,506,000 of legal expenses associated with our intellectual property portfolio. Our intellectual property portfolio is complex, with many elements providing simultaneous intellectual property protection to many of our programs. BGX and Novo negotiated a cost sharing arrangement for the intellectual property portfolio that is specific to their negotiated allocation of ownership, control, and usage rights of many elements of the portfolio. This pro forma financial information is prepared under the assumption that we would have continued to have rights to the intellectual property following the closing of the Novo Asset Sale. As a result of the difference in the implied allocation of ownership, control, and usage rights for the pro forma financial information as compared to the Novo Asset Sale, we have not estimated the amount of legal expenses that Novo would have borne during the period following the Novo Asset Sale.

Neose Technologies, Inc.
Pro Forma Statement of Operations
(unaudited)
(in thousands, except per share amounts)

	Year ended December 31, 2007
	Historical	Adjustments		Pro Forma
Revenue from collaborative agreements	$8,805	$(6,099	)(1)	$2,706

Operating expenses:
Research and development	34,918	(4,807	)(2)	30,111
General and administrative	10,855	—	(3)	10,855

Total operating expenses	45,773	(4,807)		40,966

Operating loss	(36,968)	(1,292)		(38,260)
Decrease in fair value of warrant liability	6,560	—		6,560
Interest income	1,504	—		1,504
Interest expense	(147)	—		(147)

Loss before income tax benefit	(29,051)	(1,292)		(30,343)
Income tax benefit	533	—		533

Net loss	$(28,518)	$(1,292)		$(29,810)

Basic and diluted net loss per share	$(0.57)			$(0.59)

Weighted-average shares outstanding used in computing basic and diluted net loss per share	50,262			50,262

(1)
Consists of $5,354,000 of research and development funding, and $745,000 of license fee and milestone revenue recognized during the period under the Novo Collaboration.

(2)
Consists of $4,460,000 of third party research and development expenses and $347,000 of direct payroll expenses incurred by us during the period under the Novo Collaboration.

(3)
General and administrative expenses for the year ended December 31, 2007 included $2,383,000 of legal expenses associated with our intellectual property portfolio. Our intellectual property portfolio is complex, with many elements providing simultaneous intellectual property protection to many of our programs. BGX and Novo negotiated a cost sharing arrangement for the intellectual property portfolio that is specific to their negotiated allocation of ownership, control, and usage rights of many elements of the portfolio. This pro forma financial information is prepared under the assumption that we would have continued to have rights to the intellectual property following the closing of the Novo Asset Sale. As a result of the difference in the implied allocation of ownership, control, and usage rights for the pro forma financial information as compared to the Novo Asset Sale, we have not estimated the amount of legal expenses that Novo would have borne during the period following the Novo Asset Sale.

Neose Technologies, Inc.
Pro Forma Statement of Operations
(unaudited)
(in thousands, except per share amounts)

	Nine Months Ended September 30, 2008
	Historical	Adjustments		Pro Forma
Revenue from collaborative agreements	$7,688	$(4,436	)(1)	$3,252

Operating expenses:
Research and development	15,035	(3,230	)(2)	11,805
General and administrative	7,785	—	(3)	7,785

Total operating expenses	22,820	(3,230)		19,590

Operating loss	(15,132)	(1,206)		(16,338)
Decrease in fair value of warrant liability	3,212	—		3,212
Interest income	303	—		303
Interest expense	(35)	—		(35)

Loss before income tax benefit	(11,652)	(1,206)		(12,858)
Income tax benefit	303	—		303

Net loss	$(11,349)	$(1,206)		$(12,555)

Basic and diluted net loss per share	$(0.21)			$(0.23)

Weighted-average shares outstanding used in computing basic and diluted net loss per share	54,468			54,468

(1)
Consists of $3,829,000 of research and development funding, and $607,000 of license fee and milestone revenue recognized during the period under the Novo Collaboration.

(2)
Consists of $2,606,000 of third party research and development expenses and $624,000 of direct payroll expenses incurred by us during the period under the Novo Collaboration.

(3)
General and administrative expenses for the nine months ended September 30, 2008 included $1,152,000 of legal expenses associated with our intellectual property portfolio. Our intellectual property portfolio is complex, with many elements providing simultaneous intellectual property protection to many of our programs. BGX and Novo negotiated a cost sharing arrangement for the intellectual property portfolio that is specific to their negotiated allocation of ownership, control, and usage rights of many elements of the portfolio. This pro forma financial information is prepared under the assumption that we would have continued to have rights to the intellectual property following the closing of the Novo Asset Sale. As a result of the difference in the implied allocation of ownership, control, and usage rights for the pro forma financial information as compared to the Novo Asset Sale, we have not estimated the amount of legal expenses that Novo would have borne during the period following the Novo Asset Sale.

  Consummation of Both BGX Asset Sale and the Novo Asset Sale; No Liquidation

        The unaudited pro forma financial data that gives effect to the consummation of the BGX Asset Sale and the Novo Asset Sale, but does not give effect to the Liquidation is set forth above. See "Proposal No. 1: Approval of the BGX Asset Sale—Pro Forma Financial Information."

Existing Agreements with Novo

        We are parties to three agreements with Novo to use our GlycoPEGylation technology to develop and commercialize next-generation versions of recombinant Factors VIIa, VIII and IX, one of which, Factor VIIa, is currently marketed by Novo. We received a $4.3 million upfront fee under these agreements, and Novo funds our research and development activities for these three proteins. The agreements, as amended to date, also provide for up to $52 million in development milestones, as well as significant royalties on sales of the licensed products. Under these three agreements, Novo's license with respect to each protein continues until the expiration of our last patent covering a licensed product, or until the earlier termination of the applicable agreement. Novo has the right to terminate each of the agreements without cause. We have the right to terminate the agreements with respect to Factors VIII and IX if there are no commercial sales of licensed products within a specified period, subject to Novo's ability to extend by paying minimum royalties.

Interests of Certain Persons in the Asset Sales and the Plan of Liquidation

        For information regarding severance and change of control payments that may be triggered by the Asset Sales and the Plan of Liquidation and potential retention payments, see "Proposal No. 1: Approval of the BGX Asset Sale—Interests of Certain Persons in the Asset Sales and the Plan of Liquidation."

Recommendation of our Board of Directors

        At a meeting on September 17, 2008, our Board of Directors unanimously: (i) determined that the Novo Asset Sale, and the other transactions contemplated by the Novo Asset Sale, are fair to, advisable and in the best interests of us and our stockholders, (ii) adopted the Novo Fairness Opinion of RBC that the consideration to be received by us upon the closing of the Novo Asset Sale is fair to us from a financial point of view, (iii) approved in all respects, the Novo Asset Sale and the other transactions contemplated by the Novo Asset Sale, and (iv) recommended that our stockholders vote "FOR" the approval of the Novo Asset Purchase Agreement and the Novo Asset Sale.

PROPOSAL NO. 3
APPROVAL OF PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION

General

        We are proposing a Plan of Liquidation for approval by our stockholders at the Special Meeting. The Plan of Liquidation was approved by our Board of Directors on September 17, 2008, subject to stockholder approval. The approval and adoption of the Plan of Liquidation will be contingent upon our stockholders' approval of the Asset Sales and the subsequent consummation of the Asset Sales. A copy of the Plan of Liquidation is attached as Annex C to this Proxy Statement. The material features of the Plan of Liquidation are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan of Liquidation. Stockholders are urged to read the Plan of Liquidation in its entirety. By approving the Plan of Liquidation, stockholders will be approving our dissolution under Section 275 of the Delaware General Corporation Law ("DGCL"), subject to approval by our stockholders of the Asset Sales and the subsequent consummation of the Asset Sales.

Background of the Liquidation

        On December 21, 2007, at a special meeting, our Board of Directors reviewed our strategic direction in light of the information provided by RBC and LEK. In particular, LEK noted recent regulatory actions in the United States and Europe relating to safety concerns about marketed ESAs impacted both the market potential for new ESAs, and the likelihood that a collaborative relationship could be formed for the future development of NE-180 in the near future. In addition, our Board of Directors discussed the fact that the RBC sale process resulted in no bidder making an offer to acquire the entire company. On January 22, 2008, at a special meeting, our Board of Directors discussed with management our sale process, including the two indications of interest by BGX and Novo for parts of the Company. Our Board of Directors did not make any decisions, but determined to convene in about a week to discuss the status of the NE-180 program. On January 28, 2008, at a special meeting, our Board of Directors formally determined to discontinue the NE-180 program. We decided to discontinue further development of NE-180 primarily as a result of an evaluation of commercial prospects and the lack of likelihood of entering into a timely collaboration for the compound in the context of increased safety concerns in the category. In connection with the discontinuation of the NE-180 program, we implemented an additional workforce reduction of approximately 35%.

        On February 27, 2008, at a regularly scheduled meeting, our Board of Directors was given an update by management on our financial position, which included projected cash balances through the third quarter of 2009. In addition, our Board of Directors was advised that on February 19, 2008, we received a letter from NASDAQ warning that we faced delisting from NASDAQ for the failure to meet NASDAQ's minimum closing bid price requirement. Since no parties were interested in purchasing the entire company or the NE-180 program, our Board of Directors determined to discontinue the NE-180 program and our Board of Directors determined that our best path was to pursue two parallel processes to sell our remaining material assets in separate transactions with BGX and Novo.

        On May 8, 2008, our Board of Directors held a regular meeting at which our Board of Directors discussed the status of the transactions with BGX and Novo and potential post-transaction alternatives. Following a presentation by RBC, our Board considered maintaining a public shell versus liquidating the Company following consummation of the transactions. Additionally, the Board considered how any assets that were not desired by Novo and BGX might be able to be otherwise monetized.

        On September 10, 2008, our Board of Directors held a special telephonic meeting to discuss the status of the transactions and potential post-transaction alternatives. Management reviewed with our Board of Directors certain liquidated damages provisions in the Registration Rights Agreement. The Registration Rights Agreement provides holders of shares subject to the Registration Rights Agreement a right to certain liquidated damages from us if, among other things, their shares remain outstanding after we cease to keep effective with the SEC a registration statement that allows such holders to sell such shares. The liquidated damages provisions in the Registration Rights Agreement would not apply if we were sold pursuant to a traditional merger structure in which our shares held by our current stockholders would no longer remain outstanding. However, it is unclear, under the Registration Rights Agreement, whether the liquidated damages provisions of the Registration Rights Agreement would apply in the current asset sale/liquidation transaction structure in which our shares will remain outstanding. We estimated that our potential contingent liquidated damages liability under the Registration Rights Agreement was up to $9,000,000.

        On September 11, 2008, our Board of Directors held a special telephonic meeting to further discuss our options to mitigate the potential liability under the Registration Rights Agreement. In considering the transactions and the post-transaction alternatives, outside counsel advised our Board of Directors to consider the interests of our stockholders as a whole, vis-à-vis our stockholders holding shares subject to the Registration Rights Agreement. Two members of our Board of Directors, Brian H. Dovey and Mark H. Rachesky, M.D., agreed to recuse themselves from participating in Board of Director discussions and from voting on resolutions related to post-transaction alternatives since they represented the interests of organizations owning shares of our common stock that are subject to the Registration Rights Agreement. Our Board of Directors requested financial advice from RBC as to the business opportunity alternatives to a liquidation and dissolution.

        On September 15, 2008, our Board of Directors held a special telephonic meeting to further discuss our options to mitigate the potential liability under the Registration Rights Agreement, including, based upon the advice of our outside counsel, seeking a declaratory judgment as to the payment rights owed to the holders of registration rights under the Registration Rights Agreement. Our Board of Directors considered the declaratory judgment option due to the uncertainty of whether the liquidated damages provisions of the Registration Rights Agreement would apply in the current asset sale/liquidation transaction structure.

        RBC made a presentation to our Board of Directors at the September 15, 2008 meeting in which RBC reviewed the pros and cons of holding back cash after consummation of the Asset Sales and pursuing a subsequent merger transaction. RBC indicated that, although a liquidated damages obligation would not arise if we pursue a subsequent merger, the advisor fees, time, risk and other strategic and operational issues inherent in pursuing a subsequent merger made this a risky option to pursue. In an executive session of only disinterested directors, our Board of Directors reviewed the pros and cons of holding back cash after consummation of the Asset Sales and pursuing a subsequent merger and compared this option to liquidation and dissolution of the company following consummation of the Asset Sales. The disinterested members of our Board of Directors determined that following consummation of the transactions, liquidating and dissolving the company and making a liquidating distribution to our stockholders of the proceeds therefrom after satisfying or reserving cash for payment of all liabilities, would have the highest probability of returning the greatest value to our stockholders, and were advisable and in the best interests of the Company and our stockholders.

        On September 16, 2008, Mark H. Rachesky, M.D. resigned from our Board of Directors. We do not know the reason for Dr. Rachesky's resignation, but we have been advised by Dr. Rachesky that he did not resign as a result of any disagreement with us.

        On September 17, 2008, our Board of Directors held a special meeting to consider and vote upon resolutions relating to the BGX Asset Sale, the Novo Asset Sale and our liquidation and dissolution following the consummation of the Asset Sales. The disinterested directors of our Board of Directors considered the benefits and costs of our liquidation and dissolution following consummation of the Asset Sales, the benefits and costs of seeking a declaratory judgment as to the payment rights owed to the holders of registration rights under the Registration Rights Agreement in the event of our liquidation and dissolution and the contemporaneous pursuit of a non-judicial compromise or settlement with the holders of such registration rights. The disinterested members of our Board of Directors unanimously voted to approve our liquidation and dissolution following the consummation of the Asset Sales and to seek a declaratory judgment as to the payment rights owed to the holders of registration rights under the Registration Rights Agreement if a non-judicial compromise or settlement with the holders of such registration rights could not be obtained.

        From September 18, 2008 through October 6, 2008, management, pursuant to the direction of our Board of Directors, negotiated a settlement with the investors from our March 2007 equity financing of the potential contingent liquidated damages liability related to the Registration Rights Agreement.

        On October 6, 2008, we entered into an amendment to the Registration Rights Agreement with the investors from our March 2007 equity financing. The Amendment reduced the potential maximum payment of liquidated damages by 50% in connection with our liquidation and dissolution following the consummation of the Asset Sales. As of the date of this Proxy Statement, we estimate such contingent liability to be approximately $3,800,000. This amount may be reduced based upon the holdings of investors in our March 2007 equity financing as of the Final Record Date.

Reasons for the Plan of Liquidation

        In considering the Plan of Liquidation, our Board of Directors consulted with RBC regarding the financial aspects of the Plan of Liquidation and with Pepper Hamilton LLP, our historic corporate counsel, regarding the legal aspects of the Plan of Liquidation. Based on information from RBC and advice from Pepper Hamilton, and the factors discussed below, the disinterested members of our Board of Directors (i) determined that the Plan of Liquidation is fair, advisable and in the best interests of the Company and our stockholders, and (ii) approved and adopted the Plan of Liquidation, subject to approval of the Asset Sales by our stockholders and the consummation of the Asset Sales, and recommended that our stockholders vote in favor of the Plan of Liquidation.

        In the course of reaching that determination and recommendation, our Board of Directors considered a number of potentially supportive factors in its deliberations including:

  •
  the distribution of maximum cash to our stockholders in the quickest period of time;

  •
  the ability of our stockholders to apply tax basis to distributions in connection with the liquidation;

  •
  the belief of our Board of Directors that a number of remaining scientific, regulatory, and collaboration management employees that are critical to meeting the performance obligations to BGX and Novo under the existing collaborative agreements would not be interested in continuing employment with us due to the lack of funding for future research and development programs;

  •
  the ability to settle contingent liabilities and if such contingent liabilities cannot be settled to the satisfaction of our Board of Directors, the ability to seek confirmation from a court that all liabilities are satisfied prior to liquidation;

  •
  the poor long-term performance of most precedent public shell merger transactions; and

  •
  the reduced cost of implementing the Plan of Liquidation, coupled with the termination of our registration and reporting obligations under the Exchange Act, compared to the cost of operating a scaled down public company or an alternative public shell merger transaction.

        Our Board of Directors also considered a number of potentially countervailing factors in its deliberations concerning the Plan of Liquidation, including:

  •
  the lost opportunity to commercialize our retained technology that is excluded from the Asset Sales; which includes intellectual property related to the exploitation of non-GlycoPEGylated glycolipids or oligosaccharides not attached to a peptide or protein and which will be abandoned upon dissolution if not sold prior thereto;

  •
  the potential contingent liability under the Registration Rights Agreement; and

  •
  the value of the Company's public shell following the Asset Sales.

        The preceding discussion is not meant to be an exhaustive description of the information and factors considered by our Board of Directors, but addresses the material information and factors considered. In view of the wide variety of factors considered in connection with its evaluation of the Plan of Liquidation and the complexity of these matters, our Board of Directors did not quantify or otherwise attempt to assign relative weights to the various factors considered in reaching its determination. In considering the factors described above, individual members of our Board of Directors may have given different weight to different factors. After taking into account all of the factors set forth above, as well as others, the disinterested members of our Board of Directors agreed that the benefits of the Asset Sales followed by our liquidation and dissolution outweigh the risks.

Liquidating Distributions; Nature; Amount; Timing

  General

        The net proceeds of the Asset Sales and any sale of our remaining assets, together with any other cash held by us, will be distributed pro rata to our stockholders, after deduction for expenses and a Contingency Reserve (as defined below), at such times and in such amounts as our Board of Directors shall determine. We intend that any distributions to our stockholders will be in the form of cash. Nevertheless, no distributions will be made until such time as we have determined the amount of the Contingency Reserve, which is not expected to occur until after the closing of the Asset Sales.

        The proportionate interests of all of our stockholders will be fixed on the basis of their respective stock holdings at the close of business on the Final Record Date, and after such date, any distributions made by us will be made solely to stockholders of record on the Final Record Date. Our Board of

Directors is, however, currently unable to predict the precise nature, amount or timing of this distribution or any other distributions pursuant to the Plan of Liquidation. The actual nature, amount and timing of all distributions will be determined by our Board of Directors, in its sole discretion, and will depend in part upon our ability to convert our remaining assets into cash and pay and settle our remaining liabilities and obligations.

        If the Asset Sales are consummated, our Board of Directors believes that we will have sufficient assets to pay our current and future obligations and to make distributions to our stockholders, but there can be no assurance to that effect. The amount of the distributions will depend on a number of factors, including, but not limited to, the accounts payable and our other liabilities existing on the date of the approval and adoption of the Plan of Liquidation (including severance payments), our operating expenses that accrue following approval and adoption of the Plan of Liquidation and the amount of any claims that may be asserted against us. The expenses of our operations will include professional fees and other expenses of liquidation and could be substantial. In addition, the actual amount, if any, to be received by stockholders upon dissolution will depend significantly upon contractual liability claims related to our real estate leases and warrants issued in connection with our March 2007 equity financing.

        We lease office space for our corporate headquarters and operations at 102 Rock Road in Horsham, Pennsylvania, consisting of approximately 40,000 square feet. We entered into the lease agreement for the facility in February 2002. The initial term of the lease ends in July 2022. In addition, in January 2007, we entered into a five-year lease agreement for approximately 6,800 square feet of office and warehouse space in Horsham, Pennsylvania. As of March 31, 2009, the anticipated date to vacate our facilities assuming the Asset Sales are consummated and the Plan of Liquidation is implemented, the remaining rental expense under the leases through the end of their respective initial terms is $10,700,000. We have initiated negotiations to terminate the leases with our landlord. We currently do not know the amount of money we will be required to pay if terminations of the leases can be negotiated. If we are unable to negotiate terminations of our leases at acceptable terms, we may seek to sublease our corporate headquarters facility. Any sublease would require landlord consent, which may not be unreasonably withheld, conditioned or delayed pursuant to the lease agreement. We do not know whether we would be successful in identifying a subtenant and negotiating a sublease on acceptable terms, or if successful, how long it would take to complete such a transaction. In this scenario, it is possible for payment of a final liquidating distribution to be significantly delayed, perhaps for years.

        In March 2007, we sold 21.4 million shares of our common stock and warrants to purchase 9.6 million shares of our common stock through a private placement at a price of $2.02 per unit. The warrants have a five-year term and an exercise price of $1.96 per share. The warrants contain a net cash settlement feature, which is available to the warrant holders at their option, in certain change of control circumstances, including upon the consummation of the Asset Sales. Under the net cash settlement feature, each warrant holder has the option to receive, in exchange for each of its warrants, an amount of cash equal to the value of the warrant as of the trading day immediately prior to the closing of the Asset Sales determined in accordance with the Black-Scholes option pricing formula (the "Warrant Value"). This option will be exercisable during the period beginning on the date of the closing of the Asset Sales and ending on the date 30 days thereafter. As of November 21, 2008, the aggregate Warrant Value for all such warrants was approximately $2,400,000. This value is not fixed. The value changes under the Black-Scholes option pricing formula with the volatility of the price of our common stock. It will be fixed on the date that we publicly announce the consummation of the Asset Sales (the "Valuation Date"). The warrant requires use of a 100-day volatility rate to calculate the Warrant Value. We estimate the range of the final aggregate Warrant Value for all warrants will be between zero and $4,200,000. This range is broad due to the broad range of reasonably possible volatility rates during the 100 days prior to the Valuation Date.

        Other factors that may affect the per share distribution amount to stockholders include the actual amount of expenses we incur for such things as legal and accounting fees related to the Asset Sales and the Plan of Liquidation, operating expenses and other liabilities we incur that would reduce the per share distribution amount. Such factors could reduce the estimated distribution amounts and, in particular, could reduce the estimated distribution amount at the low recovery end of the range to zero.

        The Plan of Liquidation is contingent upon the approval and consummation of the Asset Sales.

        In lieu of satisfying all of our liabilities and obligations prior to making any distributions to our stockholders, we may instead reserve assets deemed by management and our Board of Directors to be adequate to provide for such liabilities and obligations.

        Uncertainties as to the precise value of our remaining non-cash assets after the Asset Sales and the ultimate amount of our liabilities make it impracticable to predict the aggregate net value ultimately distributable to stockholders. Claims, liabilities and expenses from operations (including, but not limited to, operating costs such as salaries, directors' fees, income taxes, payroll and local taxes, legal, accounting and miscellaneous office expenses), although currently declining, will continue to be incurred following stockholder approval of the Asset Sales and the approval and adoption of the Plan of Liquidation. These expenses will reduce the amount of assets available for ultimate distribution to stockholders, and, while a precise estimate of those expenses cannot currently be made, management and our Board of Directors believe that available cash will be adequate to provide for our obligations, liabilities, expenses and claims (including contingent liabilities). However, no assurances can be given that available cash and amounts received on the Asset Sales and the sale of our remaining assets will be adequate to provide for our obligations, liabilities, expenses and claims and to make cash distributions to stockholders. If such available cash and amounts received on the Asset Sales and the sale of our remaining assets are not adequate to provide for our obligations, liabilities, expenses and claims, distributions of cash to our stockholders will be reduced and could be eliminated.

        We anticipate that, following the closing of the Asset Sales, our principal activities would be winding down our business. In that regard, we anticipate terminating the employment of substantially all of our employees approximately 30 days following the closing of the Asset Sales. On or before March 31, 2009, we intend to vacate our facilities and, if necessary, rent limited office space on a short-term basis.

  Estimated Distribution to Stockholders

        The following table shows management's estimate of cash proceeds and outlays and of our ultimate distribution to stockholders as of the date of this Proxy Statement. Our independent registered public accounting firm has not performed any procedures with respect to the information in the following table and, accordingly, does not express any form of assurance on that information. The following estimates are not guarantees and they do not reflect the total range of possible outcomes. The table assumes that we will complete the proposed Asset Sales by January 31, 2009, and that we will complete our liquidation and dissolution by September 30, 2009. Our current intention is to file the certificate of dissolution soon after the completion of the Asset Sales, but in no event earlier than 30 days after the closing of the Asset Sales. Subject to the consummation of the Asset Sales and to stockholder approval of the Plan of Liquidation, we anticipate that an initial distribution of liquidation proceeds, if any, will be made to our stockholders within 60 days after the closing of the Asset Sales. As we liquidate our remaining assets and pay off our outstanding liabilities, including our real estate leases, we will distribute additional liquidation proceeds, if any, to our stockholders as our Board of Directors deems appropriate. The negotiations regarding the termination of our real estate leases may cause a significant delay to distribution of additional liquidation proceeds. Additionally, a creditor could seek an injunction against the making of distributions to our stockholders on the ground that the amounts to be distributed were needed to provide for the payment of our liabilities and expenses. To the extent the closing of the Asset Sales is delayed beyond January 31, 2009, we anticipate incurring additional operating expenses of approximately $700,000 per month.

        The estimated distributions to stockholders shown in the table below vary greatly depending on the assumptions made regarding liability related to the contractual liability claims related to our real estate leases and warrants issued in connection with our March 2007 equity financing. The amount, if any, that we will ultimately distribute to stockholders following liquidation, is heavily dependent on such contractual liability.

        The following table is not a guarantee of the final result of the potential contractual liabilities referenced above, but rather, merely presents possible outcomes in the amount to be distributed to our stockholders depending on certain possible outcomes related to such contractual liabilities.

	Low Recovery Range	Mid Recovery Range	High Recovery Range
	Dollars and Shares in thousands, except per share amounts (dollars rounded to the nearest hundred thousand)
Cash Balance at September 30, 2008	$7,100	$7,100	$7,100
October 1, 2008 through January 31, 2009:
Salaries, directors' fees and related benefits(1)	(1,700)	(1,700)	(1,700)
Other operating expenses(2)	(1,400)	(1,400)	(1,400)
Research and development funding from BGX and Novo(3)	300	300	300
Collection of accounts receivable as of September 30, 2008(4)	1,800	1,800	1,800
Payments of accounts payable and accruals as of September 30, 2008(5)	(2,500)	(2,500)	(2,500)
Scheduled repayment of debt	(400)	(400)	(400)
Proceeds from Asset Sales(6)	43,000	43,000	43,000
Asset Sales transaction-related expenses:
Financial advisory fees	(800)	(800)	(800)
Legal and other professional fees	(800)	(800)	(800)
Insurance payments(7)	(600)	(600)	(600)
Other	(300)	(300)	(300)
February 1, 2009 through February 28, 2009:
Salaries, directors' fees and related benefits(8)	(300)	(300)	(300)
Other operating expenses(9)	(200)	(200)	(200)
Payment of 2008 bonuses(10)	(1,100)	(700)	(300)
Severance costs(11)	(5,700)	(5,700)	(5,700)
Excise tax gross-up costs related to severance(12)	(600)	(300)	—
Costs to terminate various agreements	(400)	(400)	(400)
March 1, 2009 through September 30, 2009:
Salaries, directors' fees and related benefits(13)	(100)	(100)	(100)
Other operating expenses(13)	(400)	(400)	(400)
Payments due investors participating in March 2007 equity financing(14)	(3,800)	(3,800)	(3,800)

Subtotal	31,100	31,800	32,500
Facility leases termination costs(15)	(10,700)	(5,500)	(1,000)
Cash settlement value of warrants issued in March 2007 equity financing(16)	(2,400)	(3,100)	(3,800)

Estimated cash to distribute to stockholders	$18,000	$23,200	$27,700

Shares outstanding at September 30, 2008	54,468	54,468	54,468
Shares issued to settle restricted stock unit awards(17)	34	34	34

Assumed shares outstanding at September 30, 2009	54,502	54,502	54,502

Estimated per-share distribution	$0.33	$0.43	$0.51

(1)
Estimated salaries and related benefits for all employees, and directors' fees, for the four months ended January 31, 2009. This amount includes payments of $200,000 of retention bonuses in November 2008 to all employees below the level of vice president. These retention bonus awards were offered to those employees in January 2008, following a restructuring of operations.

(2)
Operating expenses consist primarily of $600,000 of facility-related expenses; $200,000 of purchased materials billed to BGX; $200,000 of legal and accounting fees; $100,000 of laboratory supplies, equipment maintenance, outside services, and research consulting fees; $100,000 of research provided to us by third parties; $100,000 of intellectual property legal fees; and $100,000 of administrative consulting, insurance, and other expenses.

(3)
Includes research and development funding from BGX of $200,000, substantially all of which relates to reimbursement for third party expenses incurred by us. Also includes research and development funding of $100,000 from Novo, substantially all of which relates to the billing of our personnel conducting research for the Novo collaboration on a full-time equivalent basis.

(4)
Collection of all accounts receivable balances as of September 30, 2008 from BGX ($1,700,000) and Novo ($100,000).

(5)
Payment of $600,000 of accounts payable as of September 30, 2008. Also includes payment of $1,900,000 of accrued expenses as of September 30, 2008, of which approximately $1,200,000 was for contract research and development services, and $700,000 was for professional fees.

(6)
Assumes no claims by BGX or Novo against us for any breach of or indemnification under the Asset Purchase Agreements.

(7)
Estimated cost to purchase various insurance coverage, including a clinical trial liability insurance tail policy in which BGX and Novo will be named as additional insureds, representation and warranty insurance purchased by us on behalf of BGX, and a directors and officers liability insurance policy covering six years from the date of the filing of the certificate of dissolution with the Secretary of State of the State of Delaware.

(8)
Estimated salaries and related benefits for all employees, and directors' fees, for 30 days following the closing of the Asset Sales.

(9)
Estimated operating expenses for the 30 days following the closing of the Asset Sales consist primarily of $100,000 of facility and laboratory expenses, $100,000 of fees paid in connection with decommissioning the facilities, and administrative and other expenses.

(10)
Estimated cash payments of 2008 bonuses, of which $300,000 has been guaranteed to certain employees below the level of vice president if the employment of those individuals is terminated prior to the awarding of 2008 bonuses by the Compensation Committee of the Board of Directors, and $800,000 is the 2008 target bonus amount that may be awarded by the Compensation Committee to all other employees, including executive officers. The low recovery range column assumes the payment of 100% of the 2008 target bonuses, the mid recovery range column assumes the payment of 50% of the 2008 target bonuses, and the high recovery range column assumes the payment of no 2008 target bonuses for all other employees, including executive officers.

(11)
Estimated cash use for severance payments to all employees, including the Current Executive Officers. See "Proposal No. 1—Approval of the BGX Asset Sale—Interests of Certain Persons in the Asset Sales and the Plan of Liquidation" for additional information regarding the agreements related to severance payments to the Current Executive Officers. The severance costs shown in the table includes $4,200,000 to be paid to the Current Executive Officers, $1,300,000 to be paid to non-executive officers and $200,000 of associated payroll taxes.

(12)
In the event the severance payments to Dr. Vergis would result in the imposition of a parachute excise tax under the Code, we would insulate him for the effect of the excise tax. The low recovery range column assumes $600,000 would be paid to Dr. Vergis for this excise tax, the mid recovery range column assumes $300,000 would be paid to Dr. Vergis for this excise tax, and the high recovery range column assumes no payment would be made. We believe, based upon an ongoing study of the valuation of the non-compete provision in Dr. Vergis' employment agreement, that there will be no imposition of a parachute excise tax and, therefore, no additional payments to Dr. Vergis.

(13)
Estimated salaries and related benefits for three employees for March 2009 and directors' fees until the completion of the dissolution and liquidation of the Company, anticipated by the third quarter of 2009. Estimated other operating expenses includes facilities expenses, including decommissioning and exit costs, of $200,000, and $200,000 of professional fees and consulting expenses, including any costs incurred if we are able to enter into a consulting agreement with Mr. Davis.

(14)
Estimated liquidated damages payments to investors that participated in our March 2007 equity financing in connection with our dissolution and liquidation and the related deregistration of our common stock under the Exchange Act. Given the possibility of receiving the liquidated damages payments, we have assumed that none of the investors holding shares purchased in the March 2007 equity financing will decide to sell the shares prior to receiving the liquidated damages payment. To the extent any such shares are sold, the aggregate amount of liquidated damages payable by us will be less than $3,800,000.

(15)
The amounts in the table assume we will successfully negotiate termination of our real estate leases. We have initiated negotiations to terminate the leases with our landlord. We currently do not know the amount of money we will be required to pay if terminations of the leases can be negotiated. Various estimates of the remaining rental expense under the leases have been factored into the estimated aggregate distribution per share of our common stock. As of March 31, 2009, the anticipated date to vacate our facilities, the remaining rental expense under the leases through the end of their respective initial terms is $10,700,000, which is included in the low recovery range column. The mid recovery range column assumes that we will pay 50% of the remaining lease payments for our corporate headquarters and operations and 100% of the remaining lease payments for our office and warehouse space. The high recovery range column assumes that we will pay one year's lease payments for our corporate headquarters and operations and 100% of the remaining lease payments for our office and warehouse space.

If we are unable to negotiate terminations of our leases at acceptable terms, we may seek to sublease our corporate headquarters facility. Any sublease would require landlord consent, which may not be unreasonably withheld, conditioned or delayed pursuant to the lease agreement. We do not know whether we would be successful in identifying a subtenant and negotiating a sublease on acceptable terms, or if successful, how long it would take to complete such a transaction. In this scenario, it is possible for payment of a final liquidating distribution to be significantly delayed, perhaps for years.

(16)
Each warrant holder participating in the March 2007 equity financing has the option to receive, in exchange for each of its warrants, an amount of cash equal to the Warrant Value. The value changes under the Black-Scholes option pricing formula with the volatility of the price of our common stock. The warrant requires use of a 100-day volatility rate to calculate the Warrant Value. The amounts included in the above table assume a 175.44% volatility rate, which was the 100-day volatility rate as of November 21, 2008. The low recovery range column assumes the estimated low recovery range per share distribution stock price of $0.33 per share. The mid recovery range column assumes the estimated mid recovery range per share distribution stock price of $0.43 per share. The high recovery range column assumes the estimated high recovery per share distribution stock price of $0.51 per share. Because the highest estimated stock price is in the high recovery range column, and the Warrant Value increases as the stock price per share increases, the greatest Warrant Value is in the high recovery range.

At the time of valuing the warrants, the volatility estimate may be considerably lower or higher than the volatility as of November 21, 2008. The following shows the range of the Warrant Values with different volatility rates and stock prices:

	Low Recovery Range	Mid Recovery Range	High Recovery Range
	Dollars in thousands, except per share amount (dollars rounded to the nearest hundred thousand)
Estimated stock price	$0.33	$0.43	$0.51
100-day Volatility Rate:
40%	$—	$—	$(100)
175.44% (rate as of November 21, 2008)	$(2,400)	$(3,100)	$(3,800)
200%	$(2,600)	$(3,400)	$(4,200)
(17)
Includes 5,738 shares of common stock issued to a former member of our Board of Directors to settle an outstanding restricted stock unit award following cessation of his service to our Board of Directors. Assumes issuance of 27,870 shares of common stock to current members of our Board of Directors to settle outstanding restricted stock units immediately following the consummation of the Asset Sales.

        Other than as shown in the table above, we do not expect to receive any material amounts in connection with the disposal of any remaining assets after the Asset Sales. Our only remaining assets will be cash, cash equivalents and investments, accounts receivable, potential tax refunds, property, plant and equipment, our real estate leases and certain other assets, including intellectual property related to the exploitation of non-GlycoPEGylated glycolipids or oligosaccharides not attached to a peptide or protein.

Plan of Liquidation Expenses and Indemnification

        In addition, in connection with and for the purpose of implementing and assuring completion of the Plan of Liquidation, we may, in the absolute discretion of our Board of Directors, pay any brokerage, agency, legal and other fees and expenses of persons rendering services to us in connection with the collection, sale, exchange or other disposition of our property and assets and the implementation of the Plan of Liquidation, including, but not limited to, the payment of retainer fees to any such persons.

        We will continue to indemnify our officers, directors, employees and agents in accordance with our Fourth Amended and Restated Certificate of Incorporation, as amended, our Second Amended and Restated Bylaws and any contractual arrangements for actions taken in connection with the Plan of Liquidation and the winding down of the affairs of the Company. Our Board of Directors, in its absolute discretion, is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover any such obligations. Immediately prior to the completion of the distribution or liquidation of all of our assets in the winding down of our affairs (the "Effective Time"), we will obtain and fully pay for insurance policies that provide coverage for events occurring on or before the Effective Time with a claims period of six years from and after the Effective Time from insurance carriers with the same or better credit ratings as our current insurance carriers with respect to directors' and officers' liability insurance with benefits and levels of coverage that are no less favorable than those on our existing policies.

Interests of Certain Persons in the Asset Sales and the Plan of Liquidation

        For information regarding severance and change of control payments that would be triggered by the Asset Sales and the Plan of Liquidation and potential retention payments, see "Proposal No. 1: Approval of the BGX Asset Sale—Interests of Certain Persons in the Asset Sales and the Plan of Liquidation."

Principal Provisions of the Plan of Liquidation

        Once the Plan of Liquidation is effective, the steps below will be completed at such times as our Board of Directors, in its absolute discretion, deems necessary, appropriate or advisable.

        A certificate of dissolution will be filed with the State of Delaware pursuant to Section 275 of the DGCL. Our dissolution will become effective, in accordance with Section 275 of the DGCL, upon proper filing of the certificate of dissolution with the Secretary of State of Delaware (the "Dissolution Date"). Pursuant to the DGCL, we will continue to exist for three years after the Dissolution Date or for such longer period as the Delaware Court of Chancery shall direct, for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against us, and enabling us to settle and close our business, to dispose of and convey our property, to discharge our liabilities and to distribute to our stockholders any remaining assets, but not for the purpose of continuing the business for which we were organized. Moreover, we will continue after such period for the purpose of pending legal actions.

        From and after the Dissolution Date, we will not engage in any business activities except to the extent necessary to preserve the value of our assets, wind down our business and affairs, and distribute our assets in accordance with the Plan of Liquidation and pursuant to Section 278 of the DGCL.

        Our officers will negotiate and consummate the sales of all of our remaining assets and properties insofar as our Board of Directors deems such sales necessary, appropriate or advisable. It is not anticipated that any further stockholder votes will be solicited with respect to the approval of the specific terms of any particular sales of assets approved by our Board of Directors.

        The Plan of Liquidation provides that our Board of Directors will liquidate our assets in accordance with any applicable provision of the DGCL, including Sections 280 or 281. Without limiting the flexibility of our Board of Directors, our Board of Directors may, at its option, cause us to follow the procedures set forth in Sections 280 and 281(a) of the DGCL, which provide for us to: (i) give notice of the dissolution to all persons having a claim against us and publish such notice, (ii) offer to any claimant on a contract whose claim is contingent, conditional or unmatured security in an amount sufficient to provide compensation to the claimant if the claim matures, and petition the Delaware Court of Chancery to determine the amount and form of security sufficient to provide compensation to any such claimant who rejects such offer in accordance with Section 280 of the DGCL, (iii) petition the Delaware Court of Chancery to determine the amount and form of security that would be reasonably likely to be sufficient to provide compensation for (A) claims that are the subject of pending litigation against us and not barred under Section 280, (B) claims of contingent creditors who have rejected our offer of security, and (C) claims that have not been made known to us at the time of dissolution, but that, based on facts known to us, are likely to arise or become known within five years (or longer, but no more than 10 years, in the discretion of the Delaware Court of Chancery), (iv) pay all claims made against us and not rejected, (v) post all security offered and not rejected and all security ordered by the Delaware Court of Chancery in accordance with Section 280 of the DGCL, and (vi) pay or make provision for all other claims that are mature, known and uncontested or finally determined to be owing. In connection with any such proceedings, the Court may appoint a guardian to protect the interests of unknown future claimants.

        Notwithstanding the foregoing, we will not be required to follow the procedures described in Section 280 of the DGCL, and the adoption of the Plan of Liquidation by our stockholders will constitute full and complete authority for our Board of Directors and the officers of the Company, without further stockholder action, to proceed with our dissolution and liquidation in accordance with Section 281(b) of the DGCL, which requires the adoption of a plan of distribution pursuant to which the dissolved corporation is to pay or make reasonable provision for all claims and obligations known to the corporation, make such provision as is reasonably likely to compensate any claim against the corporation that is the subject of a pending action, and make such provision as is reasonably likely to compensate certain potential future claimants. If there are insufficient assets, the plan must provide for payment according to priority, and pro rata distribution to creditors of equal priority. Any remaining assets may be distributed to stockholders.

        We may, from time to time, make liquidating distributions of our remaining funds and unsold assets, if any, in cash or in kind, to the holders of record of shares of our common stock at the close of business on the Dissolution Date. Such liquidating distributions, if any, will be made to the holders of shares of our common stock on a pro rata basis; all determinations as to the time for and the amount and kind of distributions will be made by our Board of Directors, in its absolute discretion. No assurances can be given that available cash and amounts received on the sale of assets will be adequate to provide for our obligations, liabilities, expenses and claims, and to make any cash distributions to our stockholders.

        We will close our stock transfer books and discontinue recording transfers of shares of our common stock on the Dissolution Date, at which time our capital stock and stock certificates evidencing shares of our common stock will not be assignable or transferable on our books.

Sales of the Company's Assets

        The Plan of Liquidation gives our Board of Directors the authority to sell all or substantially all our remaining assets following our dissolution. Assuming that the Asset Sales are consummated, our only remaining assets will be cash, cash equivalents and investments, accounts receivable, potential tax refunds, property, plant and equipment, our real estate leases and certain other assets, including, but not limited to, intellectual property related to the exploitation of non-GlycoPEGylated glycolipids or oligosaccharides not attached to a peptide or protein. We will have no material business or operations after the Asset Sales, and will have retained only those certain officers required to maintain our corporate existence. We do not intend to invest in another operating business.

        From and after the Dissolution Date, sales of our remaining assets will be made on such terms as are approved by our Board of Directors and may be conducted by competitive bidding or privately negotiated sales. The prices at which we will be able to sell our remaining various assets will depend largely on factors beyond our control, including, but not limited to, the compatibility of our intellectual property rights with the most likely purchasers of such rights, the extent to which such intellectual property rights are viewed as valuable by such companies and the condition of financial markets and the availability of financing to prospective purchasers of assets. In addition, we may not obtain as high a price for our remaining assets as we might secure if we were not in liquidation.

Conduct of the Company Following Adoption of the Plan of Liquidation

        Assuming that the Plan of Liquidation is approved and adopted, subject to our stockholders' approval of the Asset Sales and the subsequent consummation of the Asset Sales, we intend to continue the process of scaling back our operations and winding down our affairs.

        Following the Dissolution Date, our activities will be limited to winding down our affairs, taking such action as may be necessary to preserve the value of our assets and distributing our assets in accordance with the Plan of Liquidation. We will seek to distribute or liquidate all of our assets in such manner and upon such terms as our Board of Directors determines to be in the best interests of the Company and our stockholders.

        Pursuant to the Plan of Liquidation, we will continue to indemnify our officers, directors, employees and agents in accordance with our Fourth Amended and Restated Certificate of Incorporation, as amended, our Second Amended and Restated Bylaws and any contractual arrangements for actions taken in connection with the Plan of Liquidation and the winding down of our affairs. Our Board of Directors, in its absolute discretion, is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover our indemnification obligations under the Plan of Liquidation. Upon the Effective Time, we will obtain and fully pay for insurance policies that provide coverage for events occurring on or before the Effective Time with a claims period of six years from and after the Effective Time from insurance carriers with the same or better credit ratings as our current insurance carriers with respect to directors' and officers' liability insurance with benefits and levels of coverage that are no less favorable than those on our existing policies.

Contingent Liabilities; Contingency Reserve

        Under the DGCL, we are required, in connection with our dissolution, to pay or provide for payment of all of our liabilities and obligations. Following the Dissolution Date, we will pay, to the extent of our funds and assets available, all expenses and fixed and other known liabilities, or set aside as a contingency reserve, assets which we believe to be adequate for payment thereof (the "Contingency Reserve").

        We are currently unable to estimate with precision the amount of any Contingency Reserve that may be required, but any such amount will be deducted before the determination of amounts available for distribution to stockholders. In addition, the estimated amount of any Contingency Reserve will be based substantially on the value assigned to contractual liability claims related to our real estate leases and the Registration Rights Agreement.

        The actual amount of any Contingency Reserve will be based upon estimates and opinions of management and our Board of Directors and derived from review of our estimated operating expenses, including, but not limited to, anticipated compensation payments, estimated legal and accounting fees, rent, payroll and other taxes payable, miscellaneous office expenses, other expenses accrued in our financial statements, contractual liability claims related to our real estate leases and the Registration Rights Agreement. There can be no assurance that the Contingency Reserve in fact will be sufficient. After the liabilities, expenses and obligations for which the Contingency Reserve had been established have been satisfied in full, we will distribute to our stockholders any remaining portion of the Contingency Reserve. The remaining portion of the Contingency Reserve will be paid to the holders of shares of our common stock on a pro rata basis.

Abandonment and Amendment

        Under the Plan of Liquidation, our Board of Directors may modify, amend or abandon the Plan of Liquidation, notwithstanding stockholder approval, to the extent permitted by the DGCL. We will not amend or modify the Plan of Liquidation under circumstances that would require additional stockholder solicitations under the DGCL or the federal securities laws without complying with the DGCL or the federal securities laws, as applicable. We have no present plan or intention to modify, amend or abandon the Plan of Liquidation.

Listing and Trading of our Common Stock

        We currently intend to close our stock transfer books on the Dissolution Date and at such time cease recording stock transfers and issuing stock certificates (other than replacement certificates). Accordingly, it is expected that trading in shares of our common stock will cease on and after such date.

        Our common stock is currently traded on NASDAQ under the symbol "NTEC." During 2008, we have received a number of letters from NASDAQ indicating deficiencies related to our failure to satisfy certain NASDAQ listing standards. Any of these deficiencies may constitute a basis for delisting of our common stock. We have an appeal hearing with NASDAQ scheduled for December 18, 2008. We continue to evaluate whether or not to pursue the appeal hearing. If we are unsuccessful at the appeal hearing, or if we decide not to pursue the appeal hearing, our common stock will be delisted from NASDAQ and we will promptly seek eligibility to commence trading of our common stock on the OTC Bulletin Board or the Pink OTC Markets Inc.

Regulatory Approvals

        No United States federal or state regulatory requirements must be complied with or approvals obtained in connection with the dissolution.

Absence of Appraisal Rights

        Under Delaware law, our stockholders are not entitled to appraisal rights for their shares of our common stock in connection with the transactions contemplated by the Plan of Liquidation or to any similar rights of dissenters under Delaware law.

Material U.S. Federal Income Tax Consequences of the Plan of Liquidation or the Receipt of Non-liquidating Distributions

        The following discussion is a general summary of the material U.S. Federal income tax consequences of the Plan of Liquidation or the receipt of non-liquidating distributions to us and our stockholders, but does not purport to be a complete analysis of all the potential tax effects. EACH STOCKHOLDER IS ADVISED TO CONSULT HIS, HER OR ITS TAX ADVISOR FOR ACTUAL TAX CONSEQUENCES TO HIM, HER OR IT OF THE PLAN OF LIQUIDATION OR THE RECEIPT OF NON-LIQUIDATING DISTRIBUTIONS. The discussion addresses neither the tax consequences that may be relevant to particular categories of investors subject to special treatment under certain federal income tax laws (such as dealers in securities, banks, insurance companies, tax-exempt organizations, and foreign individuals and entities) nor any tax consequences arising under the laws of any state, local or foreign jurisdiction. The discussion is based upon the Code, Treasury Regulations, the IRS rulings and judicial decisions now in effect, all of which are subject to change at any time; any such changes may be applied retroactively. The following discussion has no binding effect on the IRS or the courts. Distributions may occur at various times and in more than one tax year, and it is possible that no distribution will be made. No assurances can be given that the tax treatment described herein will remain unchanged at the time of such distributions. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Plan of Liquidation or the receipt of non-liquidating distributions, and we will not seek an opinion of counsel with respect to the anticipated tax treatment. The failure to obtain a ruling from the IRS or an opinion of counsel results in less certainty that the anticipated tax treatment summarized herein will be obtained. If any of the conclusions stated herein proves to be incorrect, the result could be increased taxation at the Company and/or stockholder level, thus reducing the benefit to our stockholders and us from the liquidation or from non-liquidating distributions.

         Consequences to us of the Plan of Liquidation.    After the approval of the Plan of Liquidation and until the liquidation is complete, we will continue to be subject to tax on our taxable income. We will generally recognize income, gain or loss on sales of our property or collection of claims pursuant to the Plan of Liquidation. Upon any distribution of property to our stockholders, we will generally recognize gain or loss as if such property was being sold to our stockholders at its fair market value.

         Consequences to our stockholders of the Plan of Liquidation.    As a result of our liquidation, a stockholder generally will recognize gain or loss equal to the difference between (i) the sum of the amount of cash and the fair market value of any property distributed to such stockholder, if any, less any known liabilities assumed by the stockholder or to which the distributed property is subject, and (ii) such stockholder's tax basis for his, her or its shares of our common stock. A stockholder's tax basis in his or her shares will depend upon various factors, including, but not limited to, the stockholder's cost and the amount and nature of any distributions received with respect thereto. A stockholder's gain or loss will be computed on a "per share" basis. We expect to make more than one liquidating distribution to our stockholders, each of which will be allocated proportionately to each share of our common stock owned by a stockholder. The value of each liquidating distribution will be applied against and reduce a stockholder's tax basis in his or her shares of our common stock. Gain will be recognized by reason of a liquidating distribution only to the extent that the aggregate value of such distributions received by a stockholder with respect to a share exceeds his, her or its tax basis for that share. Any loss will generally be recognized only when the final distribution from us has been received and then only if the aggregate value of the liquidating distributions with respect to a share is less than the stockholder's tax basis for that share. If a stockholder is required to return any distribution, any payments by a stockholder in satisfaction of any liability not covered by the Contingency Reserve, which is described in greater detail elsewhere in this Proxy Statement, generally would produce a loss in the year paid, which loss could fail to cause a reduction in taxes payable in an amount equal to the amount of the taxes paid on amounts previously distributed. Gain or loss recognized by a stockholder will generally be treated as capital gain or loss provided the shares are held as capital assets. Such gain or loss will be subject to tax at the short-term or long-term capital gain tax rate, depending on the period for which such shares are held by the stockholder. Long-term capital gain of non-corporate taxpayers may be subject to more favorable tax rates than ordinary income or short-term capital gain. The deductibility of capital losses is subject to various limitations. We will provide our stockholders and the IRS with a statement each year of the amount of cash and the fair market value of any property distributed to the stockholders during that year, at such time and in such manner as required by the Treasury Regulations.

         Consequences of Non-Liquidating Distributions.    If the Plan of Liquidation is not approved and we make a non-liquidating distribution to our stockholders, the amount they receive will be treated as a dividend to the extent of the stockholder's share of our current and accumulated earnings and profits, if any, as determined under federal income tax principles. Such a dividend would be includible in the stockholder's gross income and no current loss would be recognized. Currently, dividends are taxable at a maximum rate for individual stockholders of 15% if certain holding period and other requirements are met. As of the date of this Proxy Statement, we have no accumulated earnings and profits, and we do not expect to have any current earnings and profits. To the extent that the amount received by a stockholder exceeds the stockholder's share of our current and accumulated earnings and profits, the excess first will be treated as a tax-free return of capital to the extent, generally, of the stockholder's tax basis in its shares of our common stock and any remainder will be treated as capital gain from the sale of shares of our common stock.

        To the extent that a corporate stockholder is treated as receiving a dividend, as described above, it may be eligible for a dividends received deduction (subject to applicable limitations). In addition, any amount received by a corporate stockholder that is treated as a dividend may constitute an "extraordinary dividend" under Section 1059 of the Code, thereby resulting in a reduction of tax basis or possible gain recognition in an amount equal to the non-taxed portion of the dividend. Corporate stockholders should consult their own tax advisors as to the application of Section 1059 of the Code to the tax consequences of a dividend.

         Back-Up Withholding.    Unless a stockholder complies with certain reporting and/or Form W-9 certification procedures or is an exempt recipient under applicable provisions of the Code and Treasury Regulations, he, she or it may be subject to back-up withholding tax with respect to any payments received pursuant to the Plan of Liquidation or from the non-liquidating distributions. The back-up withholding tax is currently imposed at a rate of 28%. Back-up withholding generally will not apply to payments made to some exempt recipients such as a corporation or financial institution or to a stockholder who furnishes a correct taxpayer identification number or provides a certificate of foreign status and provides certain other required information. If back-up withholding applies, the amount withheld is not an additional tax, but is credited against the stockholder's U.S. federal income tax liability.

         Taxation of Non-United States Stockholders.    Foreign corporations or persons who are not citizens or residents of the United States should consult their tax advisors with respect to the U.S. and non-U.S. tax consequences of the Plan of Liquidation or the receipt of non-liquidating distributions.

         State and Local Income Tax Consequences.    Stockholders may also be subject to liability for state and local taxes with respect to the receipt of liquidating or non-liquidating distributions. State and local tax laws may differ in various respects from federal income tax law. Stockholders should consult their tax advisors with respect to the state and local tax consequences of the Plan of Liquidation or the receipt of non-liquidating distributions.

        The foregoing summary of certain income tax consequences is included for general information only and does not constitute legal advice to any stockholder. The tax consequences of the Plan of Liquidation or the receipt of non-liquidating distributions may vary depending upon the particular circumstances of the stockholder. We recommend that each stockholder consult his, her or its own tax advisor regarding the tax consequences of the Plan of Liquidation or the receipt of non-liquidating distributions.

Required Vote

        The affirmative vote of the holders of a majority of the outstanding common stock entitled to vote is required for approval of the proposed Plan of Liquidation.

Recommendation of our Board of Directors

        One member of our Board of Directors, Brian H. Dovey, abstained from voting on the Plan of Liquidation, due to his affiliation with an organization owning shares of the Company that are subject to the Registration Rights Agreement that we entered into in connection with our March 2007 equity financing. Other than the abstaining member, at a meeting on September 17, 2008, each member of our Board of Directors: (i) determined that the Liquidation, and the other transactions contemplated thereby, are fair to, advisable and in the best interests of us and our stockholders, (ii) subject to the approval of the Asset Sales by our stockholders and the subsequent consummation of the Asset Sales, approved in all respects the Plan of Liquidation and the other transactions contemplated thereby, and (iii) recommended that our stockholders vote "FOR" the approval and adoption of the Plan of Liquidation.

 IMPORTANT INFORMATION CONCERNING NEOSE

Description of Business

        For a description of our business, see the Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as amended (the "Form 10-K"), which is attached as Annex F and Annex G to this Proxy Statement, and the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008 (the "Form 10-Q") attached as Annex H to this Proxy Statement. The Form 10-K and the Form 10-Q, which are attached to this Proxy Statement as annexes, do not include the exhibits originally filed with such reports.

Description of Property

        For a description of our properties, see the Form 10-K, which is attached as Annex F and Annex G to this Proxy Statement, and the Form 10-Q, which is attached as Annex H to this Proxy Statement.

Legal Proceedings

        For a description of our legal proceedings, see the Form 10-K, which is attached as Annex F and Annex G to this Proxy Statement, and the Form 10-Q, which is attached as Annex H to this Proxy Statement.

Financial Statements

        Our financial statements are included in the Form 10-K, which is attached as Annex F and Annex G to this Proxy Statement, and in the Form 10-Q, which is attached as Annex H to this Proxy Statement.

Selected Financial Data

        The following Statements of Operations and Balance Sheet Data for each of the years in the five-year period ended December 31, 2007 are derived from our audited financial statements. The table also presents selected financial data for the nine months ended September 30, 2008 and 2007 and as of September 30, 2008 and 2007, which are derived from our unaudited financial statements. In management's opinion, the unaudited financial statements include all the normal recurring adjustments that are necessary for a fair presentation of the financial position and results of operations for the interim unaudited periods. Operating results for the nine months ended September 30, 2008 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2008. The financial data set forth below should be read in conjunction with: (i) the sections of the Form 10-K, which is attached as Annex F and Annex G to this Proxy Statement, entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the financial statements and notes included elsewhere in the Form 10-K, and (ii) the sections of the Form 10-Q, which is attached as Annex H to this Proxy Statement, entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the financial statements and notes included elsewhere in the Form 10-Q.

	Nine Months Ended September 30,
			Year Ended December 31,
	2008 (unaudited)	2007 (unaudited)
			2007	2006	2005	2004	2003
	(in thousands, except per share data)
Statements of Operations Data:
Revenue from collaborative agreements	$7,688	$6,099	$8,805	$6,184	$6,137	$5,070	$1,435

Operating expenses:
Research and development	15,035	28,289	34,918	29,013	33,136	34,672	26,821
General and administrative	7,785	8,073	10,855	11,551	10,878	11,711	11,148
Restructuring charges	—	—	—	—	14,206	—	—

Total operating expenses	22,820	36,362	45,773	40,564	58,220	46,383	37,969
Gain on sale of Witmer Road Facility	—	—	—	7,333	—	—	—

Operating loss	(15,132)	(30,263)	(36,968)	(27,047)	(52,083)	(41,313)	(36,534)
Decrease in fair value of warrant liability	3,212	3,342	6,560	—	—	—	—
Other income	—	—	—	—	22	—	—
Impairment of equity securities	—	—	—	—	—	—	(1,250)
Interest income (expense), net	268	1,072	1,357	(60)	222	(329)	103

Loss before income tax benefit	(11,652)	(25,849)	(29,051)	(27,107)	(51,839)	(41,642)	(37,681)
Income tax benefit	303	533	533	—	—	—	—

Net loss	$(11,349)	$(25,316)	$(28,518)	$(27,107)	$(51,839)	$(41,642)	$(37,681)

Basic and diluted net loss per share	$(0.21)	$(0.52)	$(0.57)	$(0.82)	$(1.64)	$(1.82)	$(2.14)

Weighted-average shares outstanding used in computing basic and diluted net loss per share	54,468	48,844	50,262	32,857	31,590	22,898	17,611

Balance Sheet Data:
Cash, cash equivalents and marketable securities	$7,097	$29,123	$19,282	$16,388	$37,738	$45,048	$53,060
Total assets	21,963	45,418	36,239	31,243	65,363	90,731	94,845
Total debt and capital lease obligations	341	1,255	840	1,831	14,454	18,345	10,601
Accumulated deficit	(306,194)	(291,643)	(294,845)	(266,327)	(239,220)	(187,381)	(145,739)
Total stockholders' equity	7,927	21,596	18,916	15,559	40,117	60,854	72,213

 Supplementary Financial Information

        The following tables summarize our quarterly results of operations for each of the first three quarters in 2008, and each quarter in 2007 and 2006. These quarterly results are unaudited, but in the opinion of management have been prepared on the same basis as our audited financial information and include all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of our results of operations.

	Results For the Nine Months Ended September 30, 2008 (unaudited) (Dollars and Shares in thousands, except per share amounts)
	First quarter	Second quarter	Third quarter	Nine Months Ended September 30, 2008
Revenue from collaborative agreements	$4,112	$1,573	$2,003	$7,688
Operating expenses	10,711	6,011	6,098	22,820

Operating loss	(6,599)	(4,438)	(4,095)	(15,132)
Decrease (increase) in fair value of warrant liability	3,795	(228)	(355)	3,212
Interest income, net	145	73	50	268

Loss before income tax benefit	(2,659)	(4,593)	(4,400)	(11,652)
Income tax benefit	303	—	—	303

Net loss	$(2,356)	$(4,593)	$(4,400)	$(11,349)

Basic and diluted net loss per share	$(0.04)	$(0.08)	$(0.08)	$(0.21)*

Weighted-average shares outstanding used in computing basic and diluted net loss per share	54,468	54,468	54,468	54,468

*
The net loss per share in each quarter is computed using the weighted-average number of shares outstanding during the quarter. The net loss per share for the nine months ended September 30, 2008, however, is computed using the weighted-average number of shares outstanding during the nine months ended September 30, 2008. Thus, the sum of the quarterly net loss per share amounts does not equal the net loss per share for the nine months ended September 30, 2008.

	2007 Results (unaudited) (Dollars and Shares in thousands, except per share amounts)
	First quarter	Second quarter	Third quarter	Fourth quarter	Full year
Revenue from collaborative agreements	$1,237	$2,231	$2,631	$2,706	$8,805
Operating expenses	12,777	10,290	13,295	9,411	45,773

Operating loss	(11,540)	(8,059)	(10,664)	(6,705)	(36,968)
Decrease (increase) in fair value of warrant liability	(6,350)	1,920	7,772	3,218	6,560
Interest income, net	232	454	386	285	1,357

Loss before income tax benefit	(17,658)	(5,685)	(2,506)	(3,202)	(29,051)
Income tax benefit	—	533	—	—	533

Net loss	$(17,658)	$(5,152)	$(2,506)	$(3,202)	$(28,518)

Basic and diluted net loss per share	$(0.47)	$(0.09)	$(0.05)	$(0.06)	$(0.57)*

Weighted-average shares outstanding used in computing basic and diluted net loss per share	37,493	54,402	54,449	54,468	50,262

*
The net loss per share in each quarter is computed using the weighted-average number of shares outstanding during the quarter. The net loss per share for the full year, however, is computed using the weighted-average number of shares outstanding during the year. Thus, the sum of the quarterly net loss per share amounts does not equal the full-year net loss per share.

	2006 Results (unaudited) (Dollars and Shares in thousands, except per share amounts)
	First quarter	Second quarter	Third quarter	Fourth quarter	Full year
Revenue from collaborative agreements	$2,396	$1,715	$1,477	$596	$6,184
Operating expenses	10,239	10,145	9,839	10,341	40,564
Gain on sale of Witmer Road Facility	—	—	7,335	(2)	7,333

Operating loss	(7,843)	(8,430)	(1,027)	(9,747)	(27,047)
Interest income (expense), net	58	(17)	(323)	222	(60)

Net loss	$(7,785)	$(8,447)	$(1,350)	$(9,525)	$(27,107)

Basic and diluted net loss per share	$(0.24)	$(0.26)	$(0.04)	$(0.29)	$(0.82)*

Weighted-average shares outstanding used in computing basic and diluted net loss per share	$32,783	32,804	32,866	32,972	32,857

*
The net loss per share in each quarter is computed using the weighted-average number of shares outstanding during the quarter. The net loss per share for the full year, however, is computed using the weighted-average number of shares outstanding during the year. Thus, the sum of the quarterly net loss per share amounts does not equal the full-year net loss per share.

Managements Discussion and Analysis of Financial Condition and Results of Operations

        Management's discussion and analysis of financial condition and results of operations is included in the Form 10-K, which is attached as Annex F and Annex G to this Proxy Statement, and in the Form 10-Q, which is attached as Annex H to this Proxy Statement.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

        There were no changes in or disagreements with accountants on matters of accounting principles or practices or financial disclosures for the periods covered by the Form 10-K, which is attached as Annex F and Annex G to this Proxy Statement, and the Form 10-Q, which is attached as Annex H to this Proxy Statement.

Quantitative and Qualitative Disclosures about Market Risk

        Our quantitative and qualitative disclosures about market risk are included in the Form 10-K, which is attached as Annex F and Annex G to this Proxy Statement, and in the Form 10-Q, which is attached as Annex H to this Proxy Statement.

Market Price of our Common Stock

        Our common stock is currently listed on the Global Market of The NASDAQ Stock Market LLC under the symbol "NTEC." We commenced trading on NASDAQ on February 15, 1996. During 2008, we have received a number of letters from NASDAQ indicating deficiencies related to our failure to satisfy certain NASDAQ listing standards. Any of these deficiencies may constitute a basis for delisting of our common stock. We have an appeal hearing with NASDAQ scheduled for December 18, 2008. We continue to evaluate whether or not to pursue the appeal hearing. If we are unsuccessful at the appeal hearing, or if we decide not to pursue the appeal hearing, our common stock will be delisted from NASDAQ and we will promptly seek eligibility to commence trading of our common stock on the OTC Bulletin Board or the Pink OTC Markets Inc.

        The following table sets forth, for the periods indicated, the high and low sales prices of our common stock reported by NASDAQ.

	Common Stock Price
	High	Low
Year Ended December 31, 2006
First Quarter	$3.95	$1.85
Second Quarter	4.18	2.18
Third Quarter	4.34	1.90
Fourth Quarter	2.89	1.78
Year Ended December 31, 2007
First Quarter	$2.73	$1.56
Second Quarter	3.00	1.95
Third Quarter	2.54	1.40
Fourth Quarter	1.70	0.78
Year Ended December 31, 2008
First Quarter	$1.04	$0.25
Second Quarter	0.75	0.26
Third Quarter	0.64	0.10
Fourth Quarter (through November 21, 2008)	0.41	0.25

        The closing sale price of a share of our common stock on NASDAQ on September 17, 2008, which was the last trading day before we announced the Asset Sales, was $0.23. On November 21, 2008, the closing price of a share of our common stock on NASDAQ was $0.33. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares.

        As of November 21, 2008, there were 148 registered holders of our common stock.

        We have not paid any cash dividends on our common stock. In accordance with the Plan of Liquidation, it is anticipated that, if the Plan of Liquidation is approved by our stockholders, we will, to the extent permitted by law, make one or more liquidating distributions to our stockholders.

Security Ownership of Certain Beneficial Owners and Management

        The following table shows information known to us about beneficial ownership (as defined under the regulations of the SEC) of our common stock by:

  •
  Each person we know to be the beneficial owner of at least five percent of our common stock;

  •
  Each current director;

  •
  Each person that was one of our five most highly compensated individuals in 2007; and

  •
  All current directors and executive officers as a group.

        Unless otherwise indicated, the information is as of November 21, 2008.

        On November 21, 2008, there were 54,473,919 shares of our common stock outstanding. To calculate a stockholder's percentage of beneficial ownership, we include in the numerator and denominator those shares underlying common stock derivatives, such as options, warrants and RSUs, that a person has the right to acquire within 60 days after November 21, 2008. Common stock derivatives held by other stockholders are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among our stockholders may differ. Unless we have indicated

otherwise, each person named in the table below has sole voting power and investment power for the shares listed opposite such person's name.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Shares Outstanding
Barclays PLC(1) 1 Churchill Place London X0 E14 5HP England	5,657,407	10.4%
Mark H. Rachesky, M.D.(2) 40 West 57th Street 24th Floor New York, NY 10019	4,760,953	8.5%
Goldman Sachs Group, Inc.(3) 5 Broad St. New York, NY 10004	3,326,267	6.1%
Tang Capital Partners, LP(4) 4401 Eastgate Mall San Diego, CA 92121	3,303,887	6.1%
Potomac Capital Management LLC(5) 825 Third Avenue, 33rd Floor New York, NY 10022	3,282,569	6.0%
Kopp Investment Advisors, LLC(6) 7701 France Avenue South Suite 500 Edina, MN 55435	3,226,129	5.9%
Felix J. Baker and Julian C. Baker(7) 667 Madison Avenue New York, NY 10021	3,015,292	5.5%
Directors and Named Executive Officers
Brian H. Dovey(8)	4,613,891	8.3%
George J. Vergis, Ph.D.(9)	741,735	1.3%
A. Brian Davis(9)	249,705	*
L. Patrick Gage, Ph.D.(9)	174,347	*
Valerie M. Mulligan(9)	152,689	*
Douglas J. MacMaster, Jr.(9)	147,386	*
William F. Hamilton(9)	136,723	*
Bruce A. Wallin, M.D.(9)	77,500	*
H. Stewart Parker(9)	52,869	*

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Shares Outstanding
Debra J. Poul(10)	37,997	*
David A. Zopf(11)	32,445	*
All current directors and executive officers as a group (10 persons)(8)(9)	6,525,923	11.4%

*
Less than one percent.

(1)
According to a Schedule 13G filed with SEC on October 8, 2008 by Barclays PLC on behalf of itself and its subsidiary, Barclays Capital Inc., Barclays PLC beneficially owns, and holds sole power to direct the voting and disposition of, 5,657,407 shares.

(2)
According to a Schedule 13D/A filed with the SEC on September 24, 2008, as supplemented by a Schedule 13D/A filed with the SEC on October 8, 2008, Mark H. Rachesky, M.D. ("Dr. Rachesky"), a former member of our Board of Directors, may be deemed to be the beneficial owner of, and the holder of sole power to direct the voting and disposition of, 4,760,953 shares. This number consists of (i) 3,056,493 shares and warrants to purchase 998,659 shares of our common stock held by MHR Capital Partners Master Account LP ("MHRCPMA"), (ii) 367,832 shares and warrants to purchase 115,202 shares of our common stock held by MHR Capital Partners (100) LP ("MHRCP 100"), (iii) 72,195 shares held by MHR Advisors LLC ("MHRAL"), (iv) 42,105 shares held by OTT LLC, (v) 102,729 shares of that may be obtained by Dr. Rachesky upon exercise of stock options, and (vi) 5,738 shares held by Dr. Rachesky upon the conversion of a restricted stock unit released at the time of his resignation as a member of our Board of Directors. Dr. Rachesky is a member of OTT LLC, the managing member of MHRAL, and the general partner of MHRCPMA and MHRCP 100. Dr. Rachesky disclaims beneficial ownership of the shares held by MHRCPMA, MHRCP 100 and OTT LLC, except to the extent of his pecuniary interest in the funds.

(3)
According to a Form 13F filed with the SEC on November 14, 2008, as of the quarter ended September 30, 2008, Goldman Sachs Group, Inc. reported beneficial ownership of 3,326,267 shares.

(4)
According to a Schedule 13G/A filed with the SEC on November 17, 2008, as of September 30, 2008: (i) Tang Capital Partners, LP ("TCP") was the record and beneficial owner of 2,939,892 shares, (ii) Tang Capital Management, LLC ("TCM"), as the general partner of TCP, was deemed to beneficially own the 2,939,892 shares held of record by TCP, and (iii) Kevin C. Tang (together with TCP and TCM, the "Tang Investors"), as manager of TCM, was deemed to beneficially own the 2,939,892 shares held of record by TCP. In addition to the foregoing, the Schedule 13G/A filed on November 17, 2008 provided that Mr. Tang was the record and beneficial owner of 363,995 shares and had sole voting and dispositive power over such shares. Moreover, the Schedule 13G/A filed on November 17, 2008 provided the following explanatory note concerning 7,472,414 shares formerly held by the Tang Investors:

    TCP held 7,472,414 shares of the Issuer's common stock in an account at Lehman Brothers International (Europe) ("LBIE"). On September 15, 2008 LBIE was placed into administration under United Kingdom law and four partners of PriceWaterhouseCoopers LLP were appointed as joint administrators (the "Joint Administrators"). The Joint Administrators have advised us that most of TCP's shares were rehypothecated. The Joint Administrators and UK counsel have further advised that LBIE's customers will not be able to recover rehypothecated shares, but instead will be entitled to a general unsecured claim with respect to such shares. Accordingly, TCP in this filing has reduced the number of shares of the Issuer held by TCP to the extent such shares were held at LBIE. By making this filing, TCP does not waive any argument that it is entitled to recover such shares and expressly reserves such arguments.

  Mr. Tang disclaims beneficial ownership of all shares reported herein except to the extent of his pecuniary interest in such shares. The amount in the table above excludes warrants to purchase 1,113,861 shares of our common stock that were purchased in our March 2007 equity financing since, according to the Schedule 13G/A, TCP and its affiliates expressly disclaim beneficial ownership of the shares underlying such warrants based on a provision of the warrants stating that in no event shall the warrant be exercisable to the extent that the issuance of common stock upon exercise thereof, after taking into account the common stock then owned by TCP and its affiliates, would result in the beneficial ownership by TCP and its affiliates of more than 4.99% of the outstanding common stock (the "Issuance Limitation"). TCP has the express right to waive the Issuance Limitation upon 61 days written notice to us. According to the Schedule 13G/A, the Issuance Limitation presently remains in effect with respect to such warrant.

(5)
According to a Form 13F filed with the SEC on November 14, 2008, as of the quarter ended September 30, 2008, Potomac Capital Management Inc. reported beneficial ownership and sole voting power over 2,948,411 shares and warrants to purchase 334,158 shares of our common stock.

(6)
According to a Form 13F filed with the SEC on October 28, 2008, as of the quarter ended September 30, 2008, Kopp Investment Advisors, LLC reported beneficial ownership of 3,226,129 shares.

(7)
According to a Schedule 13G filed with the SEC on April 27, 2007: (i) Baker Bros. Investments I, L.P. reported shared voting and dispositive power and beneficial ownership of 15,752 shares, (ii) Baker Bros. Investments II, L.P. reported shared voting and dispositive power and beneficial ownership of 17,881 shares, (iii) Baker Biotech Fund I, L.P. reported shared voting and dispositive power and beneficial ownership of 808,577 shares, (iv) Baker Brothers Life Sciences, L.P. reported shared voting and dispositive power and beneficial ownership of 2,073,384 shares, (v) 14159, L.P. reported shared voting and dispositive power and beneficial ownership of 66,368 shares, (vi) Baker/Tisch Investments, L.P. reported shared voting and dispositive power and beneficial ownership of 33,330 shares, and (vii) Mr. Felix J. Baker and Julian C. Baker each reported shared voting and dispositive power and beneficial ownership of 3,015,292 shares, by virtue of their ownership of entities that have the power to control the investment decisions of the limited partnerships listed above. Includes warrants to purchase 779,704 shares of our common stock.

(8)
Includes (i) 3,425,014 shares owned by Domain Partners V, L.P., a Delaware limited partnership ("DPV"), and DP V Associates, L.P., a Delaware limited partnership ("DPVA"), of which the general partner is One Palmer Square Associates V, L.L.C., a Delaware limited liability company, of which Mr. Dovey is a Managing Member, (ii) 1,113,861 warrants purchased by DPV and DPVA, (iii) 42,147 shares issuable to Domain Associates, L.L.C. ("DA"), of which Mr. Dovey is a Managing Member, under stock options that are exercisable within 60 days after October 13, 2008, and (iv) 32,869 shares issuable to Mr. Dovey under stock options and restricted stock units that are deemed exercisable within 60 days after October 13, 2008. Mr. Dovey disclaims beneficial ownership of the shares held by DA, DPV and DPVA, except to the extent of his pecuniary interest in such shares.

(9)
Includes the following shares of common stock issuable under stock options that are deemed exercisable within 60 days after November 21, 2008: Vergis—712,500 shares; Davis—220,750 shares; Gage—107,147 shares; Mulligan 147,000 shares; MacMaster—97,536 shares; Hamilton—71,640 shares; Wallin—77,500 shares; Parker—50,000 shares; Shawn A. DeFrees, Ph.D., our Senior Vice President, Research and Development—160,750; and all current directors and executive officers as a group—2,830,831 shares.

(10)
Ms. Debra J. Poul is our former Senior Vice President, General Counsel and Secretary. According to a Form 4 filed with the SEC on August 8, 2007, Ms. Poul holds 37,997 shares.

(11)
Dr. David A. Zopf is our former Executive Vice President and Chief Scientific Officer. According to a Form 4 filed with the SEC on August 8, 2007, Dr. Zopf holds 32,445 shares.

Stockholder Proposals

        We do not intend to hold an annual meeting of stockholders if the Asset Sales are completed and we file our certificate of dissolution. If, however, we do hold an annual meeting of stockholders, because the date of such meeting would be changed by more than 30 days from our 2007 annual meeting, proposals intended to be presented at that meeting would be required to be received by us at our corporate headquarters, located at 102 Rock Road, Horsham, Pennsylvania, within a reasonable time before we begin to print and send our proxy materials to be eligible for inclusion in our proxy statement and form of proxy for that meeting. To be considered for presentation at our next annual meeting of stockholders, if held, but not for inclusion in our proxy statement and form of proxy for that meeting, under our bylaws no business may be brought before an Annual Meeting of Stockholders unless it is specified in the notice of the Annual Meeting of Stockholders or is otherwise brought before the Annual Meeting of Stockholders by or at the direction of our Board of Directors or by a stockholder entitled to vote who has delivered written notice to our Corporate Secretary (containing certain information specified in our bylaws about the stockholder and the proposed action) not later than 10 days following the day on which public announcement of the date of such meeting is first made by us. In addition, any stockholder who wishes to submit a nomination to our Board of Directors must deliver written notice of the nomination within this time period and comply with the information requirements in our bylaws relating to stockholder nominations. These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

Where You Can Find More Information

        We are subject to the reporting requirements of the Exchange Act and we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy the reports, proxy statements and other information that we file at the SEC's Public Reference Room at 100 F Street NE, Washington, D.C. 20549 at prescribed rates. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Our filings are also available free of charge at the SEC's website at http://www.sec.gov.

        You should rely only on the information contained in this Proxy Statement. No one has been authorized to provide you with information that is different from what is contained in this Proxy Statement. The date of this Proxy Statement is                        , 2008. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date. The mailing of this Proxy Statement will not create any implication to the contrary.

 OTHER BUSINESS

        Our Board of Directors does not presently intend to bring any other business before the Special Meeting, and, so far as is known to our Board of Directors, no matters are to be brought before the Special Meeting except as specified in the Notice of the Special Meeting. As to any business that may properly come before the Special Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors
George J. Vergis, Ph.D. President and Chief Executive Officer

Horsham, Pennsylvania
                        , 2008

IMPORTANT

        Whether or not you plan to attend the Special Meeting, please vote as promptly as possible. If a quorum is not reached, we will have the added expense of re-issuing these proxy materials. If you attend the Special Meeting and so desire, you may withdraw your proxy and vote in person.

        Thank you for acting promptly.

 ANNEX A

Execution Version

 ASSET PURCHASE AGREEMENT

BY AND BETWEEN

BIOGENERIX AG, AS BUYER,

AND

NEOSE TECHNOLOGIES, INC., AS SELLER

dated as of September 17, 2008

i

ii

 SCHEDULES TO ASSET PURCHASE AGREEMENT

Schedule 1.1(a)	Transferred Patent Rights
Schedule 1.1(b)(i)	Neose Retained Intellectual Property
Schedule 1.1(b)(ii)	Other Excluded Intellectual Property
Schedule 1.1(c)	Individuals with Seller's Knowledge
Schedule 1.1(d)	Transferred Trademarks
Schedule 2.2(a)(vi)	Assumed Contracts
Schedule 2.2(b)	Transition Plan
Schedule 2.7	Privileged Documents and Opinions
Schedule 3.1	Affiliates
Schedule 3.3(b)	Conflicts
Schedule 3.4	Governmental Authority Consents
Schedule 3.5(d)	Certain Changes
Schedule 3.6	Certain Liens to Title
Schedule 3.7(a)	Registered Intellectual Property
Schedule 3.7(b)	Third Party License Agreements
Schedule 3.7(c)	Intellectual Property Infringement and Litigation
Schedule 3.7(d)	License Grants
Schedule 5.9	Technical Transition Employees
Schedule 6.4(b)(i)	Seller's Wire Transfer Instructions

EXHIBITS TO ASSET PURCHASE AGREEMENT

Exhibit A	Form of Bill of Sale and Assignment and Assumption Agreement
Exhibit B	Form of BGX License Agreement
Exhibit C	Form of BGX Sublicense Agreement
Exhibit D	Form of Patent Cooperation Agreement
Exhibit E	Form of Novo Assignment and Assumption Agreement
Exhibit F	Form of Mutual Release Agreement
Exhibit G	Form of Post-Closing Confidentiality Agreement

iii

 ASSET PURCHASE AGREEMENT

        This Asset Purchase Agreement (this "Agreement"), dated as of September 17, 2008, is made by and between Neose Technologies, Inc., a Delaware corporation ("Seller"), and BioGeneriX AG, a company organized under the laws of the Federal Republic of Germany ("Buyer").

RECITALS

        WHEREAS, Seller and Buyer are currently party to that certain Research, Co-Development and Commercialization Agreement, dated as of April 20, 2004, as amended by Amendment Number 1 to Research, Co-Development and Commercialization Agreement and Research License and Option Agreement, dated as of October 20, 2006 (as amended, the "Collaboration Agreement");

        WHEREAS, pursuant to the Collaboration Agreement, Seller and Buyer have collaborated in the discovery of a next-generation G-CSF (as hereinafter defined) (the "Collaboration");

        WHEREAS, subject to the terms and conditions of this Agreement, Seller desires to transfer to Buyer and Buyer desires to acquire the Purchased Assets (as defined herein);

        WHEREAS, simultaneously with the sale of the Purchased Assets, subject to approval by the Seller's stockholders, Seller intends to sell substantially all of its remaining assets to Novo Nordisk A/S ("Novo") pursuant to an asset purchase agreement between Seller and Novo (the "Novo Asset Purchase Agreement");

        WHEREAS, immediately prior to the sale of the Purchased Assets, Seller and Buyer will enter into a license agreement (the "BGX License Agreement") and a sublicense agreement (the "BGX Sublicense Agreement") pursuant to which Seller will exclusively license or sublicense, as the case may be, certain of its rights in the Novo Transferred Assets (as hereinafter defined) to Buyer;

        WHEREAS, simultaneously with the sale of assets to Novo pursuant to the Novo Asset Purchase Agreement, Seller shall assign the BGX License Agreement and the BGX Sublicense Agreement, Novo shall assume all of Seller's rights, duties and obligations thereunder, and Novo and Buyer shall enter into patent cooperation agreement (the "Patent Cooperation Agreement") pursuant to which the parties will enter into agreements with respect to the prosecution, maintenance and use of the patent rights included in the Novo Transferred Assets;

        WHEREAS, upon the closing of the asset sale transaction contemplated hereby, Seller and Buyer shall terminate the Collaboration Agreement; and

        WHEREAS, after closing of the sale, Seller intends to dissolve and distribute its remaining assets to its stockholders.

        NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and of the representations, warranties, conditions, agreements and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS; INTERPRETATION

        Section 1.1.    Definitions.    The capitalized terms used in this Agreement have the respective meanings ascribed to them as follows:

        "Acquisition Proposal" means any bona fide written proposal (other than the asset sale and related transactions contemplated by the Novo Asset Purchase Agreement), made by a party to acquire beneficial ownership (as defined under Rule 13(d) promulgated under the Securities Exchange Act) of all or a material portion of the assets of, or any material equity interest in, Seller pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, sale of assets, licensing transaction, tender or exchange offer or similar transaction involving Seller, including any single or multi-step transaction or series of related transactions that is structured to permit such party to acquire beneficial ownership of any material portion of the assets of, or any material equity interest in, Seller. For purposes of the definition of Acquisition Proposal, a material portion of the assets of, or material equity interest in, Seller means greater than 20% of the assets of, or equity interest in, Seller.

        "Act" means the United States Federal Food, Drug and Cosmetic Act and the rules, regulations, guidelines, guidances and requirements promulgated thereunder, as may be in effect from time to time.

        "Action" means any claim, action, suit, arbitration, inquiry, audit, proceeding or investigation by or before or otherwise involving, any Governmental Authority.

        "Affiliate" means, with respect to any Person, any other Person directly or indirectly Controlling or Controlled by, or under direct or indirect common Control with, such first Person.

        "Agreement" has the meaning set forth in the preamble hereof.

        "Applicable Law" means the applicable laws, rules, regulations, including any guidelines, or other requirements of any Governmental Authorities, that may be in effect from time to time.

        "Applicable Period" has the meaning set forth in Section 5.12(b).

        "Apportioned Obligations" has the meaning set forth in Section 5.6(b).

        "Assumed Contracts" has the meaning set forth in Section 2.2(a)(vi).

        "Assumed Liabilities" has the meaning set forth in Section 2.3.

        "BGX License Agreement" has the meaning set forth in the recitals.

        "BGX Sublicense Agreement" has the meaning set forth in the recitals.

        "Books and Records" means all books, records, files (including data files) and documents (including research and development records, annuity payment reports, correspondence and, to the extent not originals, true, accurate and complete copies of all files relating to the filing, prosecution, issuance, maintenance, enforcement or defense of any Intellectual Property, including file wrappers, ribboned and sealed letters patents, written third party correspondence, records and documents, including laboratory notebooks, procedures, tests, dosage information, criteria for patient selection, safety and efficacy and study protocols, investigators brochures and all pharmacovigilence and other safety records) in all forms, including electronic, in which they are stored or maintained, and all data and information included or referenced therein, in each case that are owned or Controlled by Seller.

        "Business Day" means any day excluding Saturdays, Sundays and any day that is a legal holiday under the laws of the United States or the Federal Republic of Germany or that is a day on which banking institutions located in New York, New York or Mannheim, Germany are authorized or required by Applicable Law or other governmental action to close.

        "Buyer" has the meaning set forth in the preamble hereof.

        "Buyer's Knowledge" (and similar phrases) means the knowledge of any officer or director of Buyer, and the knowledge any such Person would have had if he had performed his services and duties in the ordinary course of business on behalf of Buyer in a reasonably diligent manner.

        "Change in Recommendation" has the meaning set forth in Section 5.12(c).

        "Closing" has the meaning set forth in Section 2.4.

        "Closing Date" has the meaning set forth in Section 2.4.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Collaboration" has the meaning set forth in the recitals.

        "Collaboration Agreement" has the meaning set forth in the recitals.

        "Combined Purchased Assets" has the meaning set forth in Section 2.2(b).

        "Consent" means, with respect to a Contract, any consent or approval of any Person other than either party to this Agreement that, in accordance with the terms of such Contract, is required to be obtained for the assignment, license or sublicense thereof to Buyer.

        "Contracts" means contracts, commitments, arrangements, agreements, leases, subleases, licenses, sublicenses, purchase orders for the sale or purchase of goods or services and any other understandings, in each case whether oral or written.

        "Control" including its various tenses and derivatives (such as "Controlled" and "Controlling") means (a) for purposes of the definition of Affiliate, a Person that (i) owns or controls, directly or indirectly, or has the ability to direct or cause the direction or control of, more than 50% of the voting equity of the other Person, or (ii) has the ability to direct, cause the direction of, or control the actions of such other Person, whether through direct or indirect ownership of voting equity, by Contract or otherwise and (b) when used with respect to any item of Intellectual Property, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to assign or grant a license, sublicense or other right to or under such Intellectual Property.

        "Dollars" or "$" means United States dollars.

        "EMEA" means the European Agency for the Evaluation of Medicinal Products, or any successor agency thereto.

        "Employee" means an individual who is currently providing services to Seller in respect of the Purchased Assets or Licensed Assets as an employee or consultant of Seller.

        "End Date" has the meaning set forth in Section 7.1(b).

        "Excluded Assets" has the meaning set forth in Section 2.2(c).

        "Excluded Intellectual Property" means all right, title and interest of Seller in and to Intellectual Property relating exclusively to the Exploitation of (i) non-GlycoPEGylated glycolipids or oligosaccharides, in each case not attached to a peptide or protein, including the Patent Rights set forth on Schedule 1.1(b)(i), and (ii) the Patent Rights set forth on Schedule 1.1(b)(ii).

        "Excluded Liabilities" has the meaning set forth in Section 2.3(b).

        "Existing Confidentiality Agreement" means the Confidentiality and Non-Disclosure Agreement, dated as of November 20, 2007, by and between Buyer and Seller.

        "Exploit" or "Exploitation" means to make, have made, import, use, sell, offer for sale, or otherwise dispose of, including all discovery, research, development, registration, modification, enhancement, improvement, Manufacture, storage, formulation, optimization, importation, exportation, transportation, distribution, promotion and marketing activities related thereto.

        "FDA" means the United States Food and Drug Administration, or any successor agency thereto.

        "G-CSF" means any and all forms of granulocyte-colony stimulating factor, including full length G-CSF, truncated G-CSF, fusion proteins, fragments, derivatives, analogs, mutants, splice variants, and conjugates with other molecular entities such as proteins, peptides, organic or inorganic substances.

        "Governmental Authority" means any supra-national, federal, state, local or foreign government, legislature, governmental or administrative agency, department, commission, bureau, board,

instrumentality, self-regulatory association or authority (including stock exchanges), court or other authority of tribunal of competent jurisdiction (including any arbitration or other alternative dispute forum), or any other governmental authority or instrumentality anywhere in the world.

        "IND" means (a) an Investigational New Drug Application, as defined in the Act, which is required to be filed with the FDA before beginning clinical testing of a product in human subjects, and its equivalent in other countries or regulatory jurisdictions outside the United States or any successor application or procedure, and (b) all supplements and amendments that may be filed with respect to the foregoing.

        "Intellectual Property" means all intellectual property rights, whether registered or unregistered, including (a) Patent Rights, (b) Trademarks, (c) Know-How, (d) all completed or pending registrations, renewals or applications for registration or renewal of any of the foregoing, (e) copies and tangible embodiments of any of the foregoing (in whatever form or media) and (f) other tangible and intangible information or material.

        "Inventory" has the meaning set forth in Section 2.2(a)(iii).

        "Know-How" means any and all formulae, procedures, processes, methods, designs, know-how, trade secrets and other proprietary information, discoveries, licenses, software and source code, programs, prototypes, designs, techniques, ideas, concepts, data, engineering and Manufacturing information, electronic control circuits, specifications, diagrams, drawings, schematics, blueprints and parts lists and other proprietary information, rights and works of authorship, whether or not reduced to writing.

        "Licensed Assets" means, collectively, the Intellectual Property to be licensed or sublicensed to Buyer pursuant to the BGX License Agreement and the BGX Sublicense Agreement.

        "Lien" means any lien (statutory or otherwise), security interest, pledge, hypothecation, mortgage, assessment, lease, claim, levy, license, defect in title, charge, or any other third party right, license or property interest of any kind, or any conditional sale or other title retention agreement, right of first option, right of first refusal or similar restriction, any covenant not to sue, or any restriction on use, transfer, receipt of income or exercise of any other attribute of ownership or any agreement to give any of the foregoing in the future or similar encumbrance of any kind or nature whatsoever.

        "Losses" means any and all liabilities, judgments, claims, settlements, losses, damages, fees, Liens, penalties, obligations and expenses (including reasonably attorneys' fees and expenses and costs and expenses of investigation) incurred or suffered, directly or indirectly, by Buyer or any of its Affiliates arising from, by reason of or in connection with any breach or inaccuracy of any representation or warranty of Seller in this Agreement.

        "Magnolia" has the meaning set forth in Section 2.2(c)(ix).

        "Manufacture" and "Manufacturing" means, with respect to a product or compound, the manufacturing, processing, formulating, packaging, labeling, holding and quality control testing of such product or compound.

        "Material Adverse Effect" means any event, state of facts, circumstance, development, change or effect that, individually or in the aggregate with all other events, states of facts, circumstances, developments, changes or effects, (a) is materially adverse to the business, assets, liabilities, operations, condition (financial or otherwise), or results of operations of Seller, taken as a whole, (b) is materially adverse to the Purchased Assets and the Licensed Assets, or (c) materially impacts, materially delays or prevents the consummation of the transactions contemplated hereby, other than any event, state of facts, circumstance, development, change or effect resulting from (i) changes in general economic market conditions, (ii) general changes or developments in the industries in which Seller operates; (iii) changes in the price or trading volume of Seller's common stock (provided that the underlying changes, events, occurrences, state of facts or developments that caused or contributed to any such change may otherwise be taken into consideration in determining whether a Material Adverse Effect has occurred), (iv) changes in U.S. GAAP, (v) that can be directly attributed to the announcement or performance of this Agreement and the transactions contemplated hereby, including compliance with the covenants set forth herein, or any action taken or omitted to be taken by Seller at the written request or with the prior written consent of Buyer, (vi) any failure by Seller to meet revenue or earnings projections, in and of itself (provided that the underlying changes, events, occurrences, states of facts or developments that caused or contributed to such failure to meet published revenue or earnings projections may otherwise be taken into consideration in determining whether a Material Adverse Effect has occurred); (vii) acts of war or terrorism or natural disasters, except, in the case of the foregoing clauses (i), (ii), (iii) and (vii) to the extent such changes or developments referred to therein have a disproportionate impact on Seller relative to other industry participants or would prevent or materially impair or materially delay the ability of Seller to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

        "Materials" means any materials, including raw materials, DNA sequences, vectors, plasmids, cells, cell clones, enzymes, substrates, products, intermediates, references, analytical standards and retained samples.

        "Medical Product Regulatory Authority" means any Governmental Authority that is concerned with the safety, efficacy, reliability, manufacture, investigation, sale or marketing of pharmaceuticals, medical products, biologics or biopharmaceuticals, including the FDA and the EMEA.

        "Mutual Release Agreement" has the meaning set forth in Section 6.2(f).

        "Notice of Termination" has the meaning set forth in Section 7.2(a).

        "Novo" has the meaning set forth in the recitals.

        "Novo Asset Purchase Agreement" has the meaning set forth in the recitals.

        "Novo Assignment and Assumption Agreement" has the meaning set forth in Section 6.2(f).

        "Novo Transferred Assets" has the meaning set forth in Section 2.2(c)(i).

        "Order" means any writ, judgment, decree, injunction or similar order, including consent orders, of any Governmental Authority (in each such case whether preliminary or final).

        "Patent Cooperation Agreement" has the meaning set forth in the recitals.

        "Patent Rights" means individually and collectively any and all patents and/or patent applications and provisional applications, all inventions disclosed therein, and any and all continuations, continuations-in-part, continued prosecution applications, divisions, renewals, patents of addition, reissues, confirmations, registrations, revalidations, revisions and re-examinations thereof, utility models, petty patents, design registrations and any all patents issuing therefrom and any and all foreign counterparts thereof and extensions of any of the foregoing, including under the United States Patent Term Restoration Act, and Supplementary Protection Certificates (SPCs) according to Counsel Regulation (EEC) No. 1768/92 and similar extensions for other patents under any Applicable Laws.

        "Permitted Liens" means (a) Liens for Taxes not yet due and payable and (b) statutory worker's, carrier's, mechanic's, materialmen's, and similar Liens arising in the ordinary course of business and consistent with past practice and that are not delinquent.

        "Person" means a human being, labor organization, partnership, firm, enterprise, association, joint venture, corporation, limited liability company, cooperative, legal representative, foundation, society, political party, estate, trust, trustee, trustee in bankruptcy, receiver or any other organization or entity whatsoever, including any Governmental Authority.

        "Post-Closing Confidentiality Agreement" has the meaning set forth in Section 5.2.

        "Post-Closing Tax Period" has the meaning set forth in Section 5.6(b).

        "Pre-Closing Tax Period" means (a) any Tax period ending on or before the Closing Date and (b) with respect to a Tax period that commences before but ends after the Closing Date, the portion of such period up to and including the Closing Date.

        "Proxy Statement" has the meaning set forth in Section 3.4.

        "Purchase Price" has the meaning set forth in Section 2.1(a)(i).

        "Purchase Price Allocation" has the meaning set forth in Section 2.5(a).

        "Purchased Assets" has the meaning set forth in Section 2.2.

        "Recommendation" has the meaning set forth in Section 3.2(a).

        "Regulatory Approval" means, with respect to a country or other jurisdiction, any and all approvals (including pricing and reimbursement approvals), licenses, registrations or authorizations of any Governmental Authority necessary for the Exploitation of any compound or product generated under or in connection with the Purchased Assets or the Licensed Assets, as the case may be, in such country or other jurisdiction, including, where applicable, (a) approval of any such product, including any INDs, new drug applications and supplements and amendments thereto; (b) pre- and post-approval marketing authorizations (including any prerequisite manufacturing approval or authorization related thereto); (c) labeling approval; and (d) technical, medical and scientific licenses.

        "Regulatory Documentation" means all applications, registrations, licenses, authorizations and approvals (including all Regulatory Approvals), all correspondence submitted to or received from Medical Product Regulatory Authorities (including minutes and official contact reports relating to any communications with any Medical Product Regulatory Authority) and all supporting documents and all clinical studies and tests, and all data contained in any of the foregoing, including all INDs, marketing authorizations, regulatory drug lists, advertising and promotion documents, adverse event files, complaint files and Manufacturing records generated in connection with the operations of Seller prior to the Closing Date including, for clarity, original and, if available, electronic copies of all (a) clinical studies and tests and all data generated therefrom (including case report forms), (b) all correspondence and other documentation related to communications to or from Medical Product Regulatory Authorities and (c) all other supporting documentation and materials that would be necessary or useful to obtain or maintain Regulatory Approvals.

        "Related Documents" means, other than this Agreement, all agreements, certificates and documents signed and delivered by either party in connection with this Agreement, exclusive of the Novo Asset Purchase Agreement and any related or ancillary documents thereto.

        "Representation and Warranty Policy" has the meaning set forth in Section 5.13(a).

        "Required Stockholder Vote" has the meaning set forth in Section 3.2(b).

        "SEC" means the United States Securities and Exchange Commission.

        "Securities Act" has the meaning set forth in Section 3.5(a).

        "Securities Exchange Act" has the meaning set forth in Section 3.5(a)

        "Seller" has the meaning set forth in the preamble hereof.

        "Seller Collaboration Activities" means those tests, studies and other activities conducted by or on behalf of Seller under or in connection with the Collaboration Agreement.

        "Seller SEC Documents" has the meaning set forth in Section 3.5(a).

        "Seller's Financial Advisor" means RBC Capital Markets Corporation.

        "Seller's Knowledge" (and similar phrases) means the actual knowledge of any of the individuals listed on Schedule 1.1(c), after making due inquiry of the Employees having primary responsibility for such matter.

        "Seller Stockholders Meeting" has the meaning set forth in Section 5.4(c).

        "Superior Acquisition Proposal" means any unsolicited Acquisition Proposal made by a third party for consideration to Seller's stockholders or Board of Directors providing for the payment or exchange of cash and/or securities for all of the shares of Seller's capital stock then outstanding or all or substantially all the assets of Seller (other than the asset sale and related transactions contemplated by the Novo Asset Purchase Agreement), which the Board of Directors of Seller, acting in its good faith judgment, determines (a) is superior to Seller's stockholders from a financial point of view to the transactions contemplated by this Agreement and the Related Documents, (b) is reasonably likely to be consummated on its terms, taking into account all legal, financial, regulatory and other aspects of the proposal, and (c) if providing for the payment of cash to Seller or its stockholders, is supported by fully-committed financing, subject to customary conditions.

        "Tail Policy" has the meaning set forth in Section 5.13(c).

        "Tax" or "Taxes" means any and all federal, state, local, foreign and other taxes, assessments, levies, tariffs, duties or other charges or impositions in the nature of a tax (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority, including income, estimated income, gross receipts, profits, business, license, occupation, franchise, capital stock, real or personal property, sales, use, transfer, value added, ad valorem, turnover, payroll, severance, employment or unemployment, social security, disability, alternative or add-on minimum, customs, excise, stamp, environmental, commercial rent or withholding taxes, and shall include any liability for Taxes of any other Person under Applicable Law, as a transferee or successor, by contract or otherwise.

        "Tax Return" means any return, declaration, report, claim for refund, information return or statement relating to Taxes, including any schedule or attachment thereto, filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment or collection of any Tax and shall include any amended returns.

        "Technical Transition Employees" has the meaning set forth in Section 5.9.

        "Technical Transition Period" has the meaning set forth in Section 5.9.

        "Termination Fee" has the meaning set forth in Section 7.2(c).

        "Third Party License Agreements" has the meaning set forth in Section 3.7(b).

        "Trademark" means (a) any word, name, symbol, color, designation or device or any combination thereof, including any trademark, trade dress, brand mark, trade name, brand name, logo or business symbol; (b) all registrations and applications for any of the foregoing; and (c) all rights and priorities connected with the foregoing afforded under Applicable Law.

        "Transfer Date" means with respect to an Assumed Contract requiring a Consent, the date such Consent is obtained and such Assumed Contract is duly assigned to Buyer.

        "Transferred Know-How" means all Know-How Controlled by Seller as of the Closing Date (a) to the extent covered or claimed by the Transferred Patent Rights or (b) otherwise relating to the BGX Field of Use (as defined in the BGX License Agreement), excluding any Know-How comprising part of the Excluded Intellectual Property or Novo Transferred Assets.

        "Transferred Intellectual Property" means the Transferred Patent Rights, Transferred Trademarks and Transferred Know-How.

        "Transferred Patent Rights" means those Patent Rights listed on Schedule 1.1(a).

        "Transferred Trademarks" means the Trademarks listed on Schedule 1.1(d).

        "Transfer Taxes" has the meaning set forth in Section 5.6(a).

        "Transition Plan" has the meaning set forth in Section 2.2(b).

        "UC License Agreement" means the Exclusive License Agreement for Method of Producing Secretable Glycosyltransferases and Golgi Processing Enzymes and Production of Soluble Recombinant Beta-Galactoside Alpha-2,3 Sialyltransferase between The Regents of the University of California and Cytel Corporation, dated February 25, 1999, as amended March 23, 1999 to substitute Seller for Cytel, as amended December 8, 2003, as amended January 24, 2005, as amended March 23, 2005.

        "U.S. GAAP" means those generally accepted accounting principles in the United States, applied on a consistent basis.

        Section 1.2.    Interpretation.

          (a)    Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

          (b)    Except as otherwise expressly provided in this Agreement or as the context otherwise requires, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) "or" and "any" are not exclusive and the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation;" (iii) a reference to any Contract includes permitted supplements and amendments; (iv) a reference to an Applicable Law includes any amendment or modification to such Applicable Law; (v) a reference to a Person includes its successors, heirs and permitted assigns; (vi) a reference to one gender shall include any other gender; (vii) a reference in this Agreement to an Article, Section, Exhibit or Schedule is to the referenced Article, Section, Exhibit or Schedule of this Agreement; (viii) "hereunder," "hereof," and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision; and (ix) "commercially reasonable efforts" of a party to this Agreement shall be construed as the efforts that a prudent Person in such party's industry, desirous of achieving a result, would use in similar circumstances to achieve that result as expeditiously as possible.

          (c)    The parties hereto agree that they have been represented by counsel during the negotiation, drafting, preparation and execution of this Agreement and, therefore, waive the application of any Applicable Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

ARTICLE II
PURCHASE AND SALE

        Section 2.1.    Purchase and Sale of Assets; Purchase Price.

          (a)    Pursuant to the terms and subject to the conditions of this Agreement, at the Closing, Seller shall sell, convey, deliver, transfer and assign to Buyer, free and clear of all Liens (other than Permitted Liens), and Buyer shall purchase, take delivery of and acquire from Seller, all of Seller's right, title and interest in, to and under all of the Purchased Assets of Seller. In consideration of the sale, conveyance, delivery, transfer, and assignment of the Purchased Assets to

  Buyer, Seller's license and sublicense of the Licensed Assets to Buyer pursuant to the BGX License Agreement and the BGX Sublicense Agreement, and Seller's other covenants and obligations hereunder, at the Closing and pursuant to the terms and subject to the conditions hereof, Buyer shall:

              (i)  pay Seller an amount equal to $22,000,000 (the "Purchase Price"); and

             (ii)  assume the Assumed Liabilities.

          (b)    Pursuant to the terms and subject to the conditions of this Agreement, at the Closing, Buyer shall deliver the Purchase Price to Seller, by wire transfer of immediately available funds to the account set forth on Schedule 6.4(b)(i).

        Section 2.2.    Purchased Assets; Licensed Assets; Excluded Assets.

          (a)    The term "Purchased Assets" means all of Seller's right, title and interest in and to all properties and assets (tangible or intangible) identified in this Section 2.2, other than the Excluded Assets (as set forth in Section 2.2(c)), including the following:

              (i)  the Transferred Intellectual Property;

             (ii)  all tangible embodiments of the Transferred Intellectual Property, such as Books and Records relating to the Exploitation of the Transferred Intellectual Property, including original files relating to the Exploitation of all Transferred Patent Rights;

            (iii)  all inventory of any Materials related to the Purchased Assets or the Licensed Assets in Seller's possession or control as of the Closing Date (the "Inventory"), including specifically all such Materials that are to be delivered to Buyer in accordance with the Transition Plan, but excluding any such Materials included in the Novo Transferred Assets that were Manufactured solely for the Seller's collaboration with Novo and any Materials relating exclusively to the Excluded Assets;

            (iv)  all Regulatory Documentation, including all tangible embodiments thereof, to the extent related to the Seller Collaboration Activities, excluding any INDs included in such Regulatory Documentation;

             (v)  all claims, counterclaims, credits, causes of action, rights of recovery, and rights of indemnification or setoff against third parties, insurance benefits and other claims and rights of Seller to the extent relating to the Seller Collaboration Activities, any Purchased Assets or the Assumed Liabilities, and all other intangible property rights that relate to the Seller Collaboration Activities, any Purchased Assets or the Assumed Liabilities; and

            (vi)  all rights in, under and to the Contracts set forth on Schedule 2.2(a)(vi) (collectively, the "Assumed Contracts"), including all rights to receive goods and services purchased and to Exploit Intellectual Property licensed pursuant to such Contracts, and all rights to assert claims and take other actions in respect of breaches or other violations of the foregoing.

          (b)    Transition Plan.    Seller acknowledges and agrees that the Purchased Assets assigned and transferred to Buyer pursuant to this Agreement and the Novo Transferred Assets assigned and transferred to Novo pursuant to the Novo Asset Purchase Agreement (collectively, the "Combined Purchased Assets") shall include tangible embodiments of all Intellectual Property assigned or transferred pursuant to this Agreement or the Novo Asset Purchase Agreement, and all Books and Records and Regulatory Documentation relating to such Intellectual Property that are under the Control of Seller, except as may otherwise be agreed in writing by Seller and Buyer. Seller, Buyer and Novo shall cooperate in the transfer of such tangible embodiments of the Combined Purchased Assets that are to be delivered to Buyer at Closing in accordance with Section 2.2 and the written transition plan as set forth on Schedule 2.2(b) (as the same may be amended from time to time prior to the Closing Date by written agreement of Seller and Buyer, the "Transition Plan"). Buyer acknowledges that the Transition Plan, as amended through the Closing Date, sets forth the full and complete delivery requirements of Seller with respect to the Purchased Assets and the Licensed Assets. Any copying fees and expenses relating to the Purchased Assets or the Licensed Assets incurred in connection with the Transition Plan or the implementation thereof shall be borne by Seller and any transportation or shipping fees relating to the Purchased Assets or the Licensed Assets shall be borne by Buyer. In accordance with the Transition Plan, Seller will cooperate with any reasonable arrangements agreed upon by Buyer and Novo with respect to ensuring access following the Closing to Books and Records and Regulatory Documentation embodied in electronic databases or other formats that cannot reasonably be divided or copied.

          (c)    Notwithstanding Section 2.2(a), Buyer shall not acquire from Seller pursuant to this Agreement any other assets of Seller, including the following assets (collectively, the "Excluded Assets"):

              (i)  all assets to be transferred to Novo pursuant to the Novo Asset Purchase Agreement (the "Novo Transferred Assets");

             (ii)  all cash, cash equivalents, investments, securities and bank or other deposit accounts of Seller;

            (iii)  any refunds, claims for refunds or rights to receive refunds from any Governmental Authority with respect to Taxes paid or to be paid by Seller;

            (iv)  the equipment, office supplies, accessories, tooling, tools, fixtures and furniture that are not Purchased Assets;

             (v)  any records (including accounting records) related to Taxes paid or payable by Seller and all financial and Tax records that form part of the general ledger of Seller;

            (vi)  all insurance benefits, including rights and proceeds, arising from or relating to the Excluded Assets or the Excluded Liabilities;

           (vii)  Seller's certificate of incorporation, bylaws, minute books, stock records and corporate seal;

          (viii)  all Contracts, including the Third Party License Agreements, that are not Assumed Contracts;

            (ix)  any right relating to Magnolia Nutritionals LLC ("Magnolia");

             (x)  any right, title or interest to the Excluded Intellectual Property and any associated right, obligation or liability; and

            (xi)  any of the rights of Seller under this Agreement, the Related Documents and the Novo Asset Purchase Agreement and any ancillary documents related thereto.

        Section 2.3.    Assumed Liabilities; Excluded Liabilities.

          (a)    Assumed Liabilities.    Pursuant to the terms and subject to the conditions of this Agreement, at the Closing, Seller shall sell, convey, transfer and assign to Buyer, and Buyer shall assume from Seller, the Assumed Liabilities. "Assumed Liabilities" means performance obligations arising (i) after the Closing Date in connection with the Regulatory Documentation included in the Purchased Assets but excluding any such obligations arising out of or resulting from any breach or violation of such Regulatory Documentation or any related requirement of Applicable Law by Seller on or prior to the Closing Date; or (ii) under the Assumed Contracts accruing with respect to the period commencing, as applicable, after the Closing Date or the Transfer Date (if Consent to assignment thereof is required) (other than liabilities or obligations attributable to any failure by

  Seller to comply with the terms thereof). Notwithstanding any other provision of this Agreement, Buyer does not assume and has no responsibility for any liabilities or obligations of Seller other than the Assumed Liabilities specifically identified in this Section 2.3(a).

          (b)    Excluded Liabilities.    Notwithstanding any provision in this Agreement or any other writing to the contrary, neither Buyer nor any of its Affiliates is assuming any liability or obligation of Seller (or any predecessor of Seller or any prior owner of all or part of its businesses or assets) of whatever nature, whether presently in existence or arising hereafter, other than the Assumed Liabilities. All such liabilities and obligations shall be retained by and remain obligations and liabilities of Seller (all such liabilities and obligations not being assumed being herein referred to as the "Excluded Liabilities"). Notwithstanding any provision in this Agreement or any other writing to the contrary and without limiting the generality of the foregoing, the Excluded Liabilities shall include:

              (i)  all liabilities and obligations of Seller, or any member of any consolidated, affiliated, combined or unitary group of which Seller is or has been a member, for Taxes; provided that Transfer Taxes incurred in connection with the transactions contemplated by this Agreement and Apportioned Obligations shall be paid in the manner set forth in Section 5.6(b) hereof;

             (ii)  all liabilities and obligations relating to employee benefits or compensation arrangements in relation to Seller, whether relating or attributable to, or arising during, the period before or after Closing, including all liabilities or obligations under any employee benefit agreements, plans or other arrangements;

            (iii)  all liabilities and obligations arising from any Action relating to Seller, the Purchased Assets or the Licensed Assets pending before any arbitrator or Governmental Authority;

            (iv)  all liabilities and obligations relating to or arising from any asset, property or business of Seller that is not a Purchased Asset or a Licensed Asset, whether relating or attributable to, or arising during, the period before or after Closing;

             (v)  all liabilities and obligations relating or attributable to any owned, leased or operated Purchased Asset or Licensed Asset prior to Closing, including in relation to any contract, agreement, lease, license, commitment, sales or purchase order or other instrument; and

            (vi)  all liabilities and obligations in relation to Magnolia.

        Section 2.4.    Closing.    Pursuant to the terms and subject to the conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Morgan Lewis & Bockius LLP, 502 Carnegie Center, Princeton, NJ 08540, at 10:00 a.m. local time within five (5) Business Days following the satisfaction or waiver of all of the conditions or obligations set forth in Article VI, or such other time and place as Buyer and Seller may agree to in writing (such date, the "Closing Date").

        Section 2.5.    Purchase Price Allocation.

          (a)    Prior to the Closing Date, Buyer shall provide to Seller copies of IRS Form 8594 and any required exhibits (the "Purchase Price Allocation") setting forth Buyer's proposed allocation of the Purchase Price and the Assumed Liabilities among the Purchased Assets and the Licensed Assets in accordance with Section 1060 of the Code. Within 20 days after the receipt of the Purchase Price Allocation, Seller shall propose to Buyer any changes to the Purchase Price Allocation or shall be deemed to have indicated its concurrence therewith. Buyer and Seller shall endeavor in good faith to resolve any differences with respect to the Purchase Price Allocation within 20 days after Buyer's receipt of notice of objection from Seller.

          (b)    If Seller objects to the Purchase Price Allocation within the period provided in Section 2.5(a) and Buyer and Seller are unable to resolve any differences that, in the aggregate, are material in relation to the Purchase Price, then any remaining disputed matters shall be finally and conclusively determined by an independent accounting firm of recognized national standing selected by Buyer and Seller, which firm shall not be the regular auditing firm of Buyer or Seller. Promptly, but not later than 20 days after its acceptance of its appointment, such accounting firm shall determine (based solely on presentations by Buyer and Seller and not by independent review) only those matters in dispute and shall render a written report as to the disputed matters and the resulting allocation of the Purchase Price and the Assumed Liabilities, which report shall be conclusive and binding upon the parties. Buyer and Seller shall, subject to the requirements of Applicable Law, file all Tax Returns and reports consistent with the allocation provided in the Purchase Price Allocation as determined by such accounting firm. The fees and expenses of such accounting firm shall be shared equally by Buyer and Seller.

          (c)    Seller and Buyer agree to act in accordance with the Purchase Price Allocation in any Tax Return, including any forms or reports required to be filed pursuant to Section 1060 of the Code or any provisions of any comparable Applicable Law, unless there has been a final "determination," as defined in Section 1313(a) of the Code, in which the allocation is modified. Buyer and Seller shall cooperate in the preparation of such Tax Returns and file such forms as may be required by Applicable Law. Neither Buyer nor Seller shall take a position inconsistent therewith upon examination of any Tax Return, in any refund claim, or in any litigation or investigation, without the prior written consent of the other party, except as required by Applicable Law. In the event that the Purchase Price Allocation is disputed by any Governmental Authority, the party receiving notice of the dispute shall promptly notify the other party hereto in writing of such notice and resolution of the dispute.

        Section 2.6.    Books and Records.    Subject to the Post-Closing Confidentiality Agreement and the Transition Plan, Buyer agrees and acknowledges that Seller may retain photocopies or other duplications of certain Books and Records relating to the Purchased Assets or the Licensed Assets to the extent necessary for Tax, regulatory or accounting purposes.

        Section 2.7.    Privileges.    Buyer acknowledges that the Purchased Assets include certain attorney work product protections, attorney-client privileges and similar legal protections and privileges with which Seller may be entitled in connection with the Purchased Assets or Assumed Liabilities, including the freedom to operate opinions listed on Schedule 2.7. Accordingly, Seller is not waiving, and shall not be deemed to have waived or diminished, any of its attorney work product protections, attorney-client privileges or similar protections or privileges to the extent allowed by Applicable Law as a result of the disclosure of information to Buyer and its representatives in connection with this Agreement and the transactions contemplated by this Agreement. Seller and Buyer (i) share a common legal and commercial interest in all of the information and communications that may subject to such protections and privileges, (ii) are or may become joint defendants in Actions to which such protections and privileges may relate and (iii) intend that such protections and privileges remain intact should either party become subject to any actual or threatened Actions to which such information or communications relate. Seller agrees that it shall have no right or power after the Closing Date to assert or waive any such protection or privilege included in the Purchased Assets and Seller shall take all actions reasonably requested by Buyer, at the expense of Buyer, in order to permit Buyer, at its sole discretion, to preserve, assert or waive any such protection or privilege.

 ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER

        Seller represents and warrants to Buyer that each statement contained in this Article III is true and correct as of the date hereof and as of the Closing Date, with each such representation and warranty subject to the disclosure Schedules of Seller referenced in such representation or warranty.

        Section 3.1.    Organization, Standing and Power.    Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Seller is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is necessary because of the property owned, leased or operated by it or because of the nature of its business as now being conducted, except where any failure, individually or in the aggregate, to be so qualified or in good standing does not or could not reasonably be expected to have a Material Adverse Effect. Accurate and complete copies of Seller's certificate of incorporation and bylaws, as currently in effect, are available in the Seller SEC Documents (as defined below) and Seller is not in material default under or in material violation of any provision thereof. Except as set forth on Schedule 3.1, Seller has no, and since January 1, 2002 Seller has not had, any Affiliates.

        Section 3.2.    Authority; Binding Agreements.

          (a)    The Board of Directors of Seller, at a meeting thereof duly called and held, has duly adopted resolutions by the requisite majority vote approving this Agreement, the Related Documents and the transactions contemplated hereby and thereby determining that the terms and conditions of this Agreement, the Related Documents and the transactions contemplated hereby and thereby are in the best interests of Seller and its stockholders, and recommending that Seller's stockholders authorize the transactions contemplated by this Agreement and the Related Documents (the "Recommendation"). The foregoing resolutions of the Board of Directors of Seller have not been modified, supplemented or rescinded and remain in full force and effect as of the date hereof. The Board of Directors of Seller has received an opinion of Seller's Financial Advisor to the effect that, as of the date of such opinion, the terms and conditions of the transactions contemplated by this Agreement and the Related Documents are fair, from a financial point of view, to Seller. The foregoing opinion has not been modified, supplemented or rescinded prior to the date of this Agreement.

          (b)    No stockholder or other equityholder approval is required on behalf of Seller for the execution, delivery or performance of this Agreement, the Related Documents or any of the transactions contemplated hereby or thereby, other than the affirmative vote of the holders of a majority of the outstanding shares of Seller's common stock (the "Required Stockholder Vote"). Subject to obtaining the Required Stockholder Vote, the execution and delivery by Seller of this Agreement and the Related Documents to which it is or will become a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of Seller. Seller has all requisite corporate power and authority to enter into this Agreement and the Related Documents to which it is or will become a party and, subject to obtaining the Required Stockholder Vote, to consummate the transactions contemplated hereby and thereby, and this Agreement and such Related Documents have been, or upon execution and delivery thereof will be, duly executed and delivered by Seller. This Agreement and the Related Documents to which Seller is or will become a party are, or upon execution and delivery by Seller thereof will be, the valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except to the extent that enforceability is limited by bankruptcy, insolvency or similar laws affecting creditors' rights and remedies by equitable principles.

        Section 3.3.    Conflicts.    The execution and delivery by Seller of this Agreement and the Related Documents to which it is or will become a party and the consummation of the transactions contemplated hereby and thereby do not and will not:

          (a)    conflict with or result in a breach of the certificate of incorporation, bylaws or other constitutive or organizational documents of Seller;

          (b)    conflict with, result in a default or give rise to any right of termination, cancellation, modification or acceleration under any material note, bond, lease, mortgage, indenture, Contract or other instrument or obligation to which Seller is a party, or by which Seller, the Collaboration or any of the Purchased Assets or Licensed Assets may be bound or affected except as set forth on Schedule 3.3(b);

          (c)    assuming the Required Stockholder Vote is obtained and the filings referred to in Section 5.4 are made, conflict with or violate any material Applicable Law with respect to Seller or any of the Purchased Assets or the Licensed Assets; or

          (d)    result in the creation or imposition of any Lien (other than Permitted Liens) upon any Purchased Asset or Licensed Asset.

        Section 3.4.    Consents.    No consent, approval or authorization of, or registration, declaration or filing with, any Governmental Authority is required to be obtained or made by or with respect to Seller in connection with the execution, delivery and performance of this Agreement, the Related Documents, or the consummation of the transactions contemplated hereby and thereby, other than (a) a proxy statement related to the Seller Stockholders Meeting (together with any amendments thereof or supplements thereto, the "Proxy Statement"), (b) compliance with the rules of The Nasdaq Stock Market Inc., (c) any notices, applications, authorizations or licenses required under Directive 2001/83/EC, Regulation (EC) No. 726/2004, each as amended, and relevant national implementations thereof, (d) those that may be required solely by reason of Buyer's (as opposed to any other third party's) participation in the transactions contemplated by this Agreement and the Related Documents, and (e) those set forth on Schedule 3.4.

        Section 3.5.    Seller Documents; Proxy Statement.

          (a)    Seller has since January 1, 2005 filed all reports, forms, statements, certifications and other documents (collectively, together with all financial statements included or incorporated by reference therein, the "Seller SEC Documents") required to be filed by Seller with the SEC pursuant to the Securities Act of 1933, as amended (together with the rules and regulations of the SEC thereunder, the "Securities Act"), or the Securities Exchange Act of 1934, as amended (together with the rules and regulations of the SEC thereunder, the "Securities Exchange Act"). Each of the Seller SEC Documents, as of its filing date and at each time thereafter when the information included therein was updated in accordance with the rules and regulations of the SEC, complied in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act. None of the Seller SEC Documents, as of their respective filing dates or any date thereafter when the information included therein was required to be updated pursuant to the rules and regulations of the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b)    Each of the financial statements included in the Seller SEC Documents fairly presented in all material respects the financial condition and the results of operations, changes in stockholders' equity and cash flow of Seller as of the respective dates and for the periods indicated therein, all in accordance with United States generally accepted accounting principles (subject in the case of unaudited interim financial statements to the omission of financial statement footnotes and to normal year end audit adjustments).

          (c)    Seller is not subject to any material liabilities or obligations except for (a) liabilities and obligations accrued or reserved for on its financial statements included or otherwise disclosed in the Seller SEC Documents, (b) liabilities and obligations incurred in the ordinary course of business after the date of the most recent financial statements included in the Seller SEC Documents that are similar in nature and amount to the obligations and obligations which arose during the comparable period of time in the immediately preceding fiscal period and (c) other liabilities and obligations which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (d)    Except as set forth on Schedule 3.5(d) and actions taken in connection with its pursuit of the transactions contemplated by this Agreement and the Novo Asset Purchase Agreement, since December 31, 2007, Seller has conducted its business in the ordinary course of business, consistent with past practice, and there has been no event, occurrence or condition that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

        Section 3.6.    Good Title.    Except as set forth on Schedule 3.6, (a) Seller has good and marketable title to, or valid contract rights to, as applicable, all of the Purchased Assets and Licensed Assets, in each case free and clear of all Liens (other than Permitted Liens), and has the power and right to sell, convey, deliver, transfer and assign to Buyer, as applicable, the Purchased Assets and to license or sublicense to Buyer the Licensed Assets, (b) to Seller's Knowledge, there are no adverse claims of ownership to the Purchased Assets or the Licensed Assets (other than any rights to the Licensed Assets by the applicable licensors named in the Third Party License Agreements), and (c) Seller has not received notice that any Person has asserted a claim of ownership or right of possession or use in or to any of the Purchased Assets or the Licensed Assets. At the Closing, Seller will transfer to Buyer, good and marketable title to, or valid contract rights to, as applicable, all of the Purchased Assets, free and clear of all Liens (other than Permitted Liens).

        Section 3.7.    Intellectual Property.

          (a)    Schedule 3.7(a) sets forth a true, accurate and complete list of all registrations, applications for registration and similar filings with any Governmental Authority relating to the Transferred Intellectual Property and the Licensed Assets owned by, Controlled by, or otherwise in the possession of, Seller (which Schedule identifies the applicable serial or other identifying number, country, filing, expiration date and title, if applicable) except for any such registrations or filings that are or were owned or Controlled by Buyer in connection with the Collaboration. Seller has provided true, accurate and complete copies of all such registrations, applications and similar filings to Buyer, and has taken all action necessary to prosecute all of Seller's existing applications and to maintain all such registrations in full force and effect, including having paid all required maintenance fees, and has not taken or failed to take any action that could reasonably be expected to have the effect of waiving any rights to the Transferred Intellectual Property or the Licensed Assets.

          (b)    Schedule 3.7(b) lists all license agreements in respect of any of the Transferred Intellectual Property or Licensed Assets licensed by third parties to Seller as licensee (the "Third Party License Agreements"). The Third Party License Agreements are, and on the Closing Date the Third Party License Agreements will be, (i) in full force and effect, (ii) the valid and binding obligations of Seller and, to Seller's Knowledge, the other parties thereto and (iii) enforceable in accordance with their respective terms, except to the extent that enforceability is limited by bankruptcy, insolvency or similar laws affecting creditors' rights and remedies by equitable principles. There exists no default in the performance by Seller or, to Seller's Knowledge, by any other party under any Third Party License Agreement. Seller has not received any written notice, nor does Seller have any Knowledge, that any party to any of the Third Party License Agreements intends to cancel or terminate any Third Party License Agreement or has or intends to submit to

  Seller any claim of material breach by any such party with respect to the performance of Seller's obligations under any such Third Party License Agreement. None of the Third Party License Agreements have been entered into by Seller other than in the ordinary course of its or their business or other than on an arm's length basis.

          (c)    Except for third party rights under the Third Party License Agreements or as set forth on Schedule 3.7(c), (i) the Transferred Intellectual Property and the Licensed Assets, to Seller's Knowledge, are enforceable and valid, (ii) and Seller's use of the Transferred Intellectual Property and the Licensed Assets has not, and, to Seller's Knowledge, Buyer's use of the Transferred Intellectual Property and the Licensed Assets after the Closing Date in a manner consistent with the uses currently contemplated by the Collaboration shall not, infringe, misappropriate or otherwise conflict with the Intellectual Property rights of other Persons, and (iii) none of the Transferred Intellectual Property or the Licensed Assets are the subject of (A) any pending Action (including, with respect to Patent Rights, inventorship challenges, interferences, reissues, reexaminations and oppositions or similar Actions) or any Order, agreement or other limitation restricting (x) the use of any Transferred Intellectual Property or Licensed Assets in connection with the Collaboration as it has been or is presently conducted by Seller, or (y) the assignment or license thereof by Seller, or (B) any Action or claim of infringement made in writing, any pending Action to which Seller is a party, or, to Seller's Knowledge, any threatened Action or claim. Except as set forth on Schedule 3.7(c), there have been no settlements or agreements reached with respect to any such Actions related to the Transferred Intellectual Property or the Licensed Assets.

          (d)    Except as set forth on Schedule 3.7(d), Seller has not granted any Person any license, right of use or similar rights with respect to any of the Transferred Intellectual Property or Licensed Assets. To Seller's Knowledge, there is no unauthorized use, infringement, misappropriation or violation of any of the Transferred Intellectual Property or the Licensed Assets by any Person.

          (e)    All issuance, renewal, maintenance and other material payments that are or have become due with respect to the Transferred Intellectual Property and the Licensed Assets have been timely paid by or on behalf of Seller. All documents, certificates and other material in connection with the Transferred Intellectual Property and the Licensed Assets have, for the purposes of maintaining such Transferred Intellectual Property and Licensed Assets, been filed in a timely manner with the relevant Governmental Authorities.

          (f)    The Transferred Intellectual Property and the Licensed Assets together comprise all of the Intellectual Property rights owned or Controlled by Seller relating to G-CSF.

          (g)    The representations and warranties set forth in this Section 3.7 constitute the exclusive representations and warranties made by Seller with respect to Intellectual Property matters.

        Section 3.8.    Compliance with Applicable Law.    The Seller Collaboration Activities and the other business activities of Seller related to the Purchased Assets and the Licensed Assets have been and are conducted by Seller in all material respects in compliance with Applicable Law.

        Section 3.9.    Litigation.    There are no material Actions relating to the Purchased Assets or the Licensed Assets involving Seller or, to Seller's Knowledge, any director or executive officer of Seller, pending or, to Seller's Knowledge, threatened before any Governmental Authority as of the date of this Agreement. There is no Action pending, or to Seller's Knowledge, threatened before any Governmental Authority, and there is no claim, investigation or administrative action of any Governmental Authority pending, or to Seller's Knowledge, threatened, that could reasonably be expected to have a Material Adverse Effect. There is no outstanding Order of any Governmental Authority against Seller that could reasonably be expected to result in a Material Adverse Effect.

        Section 3.10.    Insurance.    Seller has maintained commercial general liability insurance in accordance with Section 20.7.1 of the Collaboration Agreement. Each such policy is valid and binding, and is or has been in effect during the entire policy period stated therefor. All such insurance policies are in the name of Seller and all premiums with respect to such policies are, and as of the Closing Date will be, paid in full. Seller has not received notice of cancellation or termination of any such policy, nor has it been denied or had revoked or rescinded any policy of insurance.

        Section 3.11.    Taxes.

          (a)    Seller has timely paid all material Taxes that will have been required to be paid by it in respect of the Purchased Assets, the Licensed Assets and Seller's business in which the Purchased Assets and the Licensed Assets are used, the non-payment of which would result in a Lien on any Purchased Asset or Licensed Asset, would otherwise adversely affect the Purchased Assets or the Licensed Assets or would result in Buyer becoming liable or responsible therefor. All material Tax Returns of Seller required to be filed with respect to the Purchased Assets, the Licensed Assets and Seller's business in which the Purchased Assets and the Licensed Assets are used have been timely filed in accordance with Applicable Laws, each such Tax Return is accurate and complete in all material respects and all Taxes shown as due with respect to the taxable periods covered by such Tax Returns have been timely paid by Seller (except for Taxes being contested in good faith). No written claim has ever been made by a Governmental Authority in a jurisdiction where Seller does not file a Tax Return with respect to the Purchased Assets, the Licensed Assets or Seller's business in which the Purchased Assets and the Licensed Assets are used that it is or may be subject to taxation by that jurisdiction. Seller has not requested an extension of time within which to file any Tax Return with respect to the Purchased Assets, the Licensed Assets or the business in which the Purchased Assets and the Licensed Assets are used which has not since been filed.

          (b)    All material Taxes that Seller is required by Applicable Law to withhold or collect with respect to the Purchased Assets, the Licensed Assets and Seller's business in which the Purchased Assets and the Licensed Assets are used, including sales and use Taxes and amounts required to be withheld or collected in connection with any amount paid or owing to any employee, independent contractor, creditor, stockholder or other Person, have been duly withheld or collected, and all such amounts have been paid over to the proper Governmental Authority or, to the extent not yet due and payable, does not exceed the reserve for tax liability.

          (c)    Seller has received no written notice concerning any ongoing or pending federal, state, local or foreign audits, proceedings or Actions with respect to Tax matters relating to the Purchased Assets, the Licensed Assets and the business in which the Purchased Assets and the Licensed Assets are used.

          (d)    The Seller has not entered into any transaction that is a "reportable transaction" (as defined in Treas. Reg. § 1.6011-4, as modified by periodically issued IRS guidance).

        Section 3.12.    Brokers.    No agent, broker, firm or other Person acting on behalf, or under the authority, of Seller is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with any of the transactions contemplated hereby, other than Seller's Financial Advisor (which fees and expenses shall be borne by Seller).

        Section 3.13.    Regulatory Matters.

          (a)    No Governmental Authority has notified Seller, and Seller is not otherwise aware, that the conduct of the Seller Collaboration Activities as they have been or are presently conducted by Seller were or are in violation of any Applicable Law or the subject of any investigation.

          (b)    Neither Seller nor, to Seller's Knowledge, any of the Employees that conducted any Seller Collaboration Activities, has been disqualified, debarred or voluntarily excluded by the FDA or any other Governmental Authority for any purpose, or has been charged with or convicted under United States federal law for conduct relating to the development or approval, or otherwise relating to the regulation, of any drug product under the Generic Drug Enforcement Act of 1992, the Act or any other Applicable Law. Seller has not, and to Seller's Knowledge no Employee has, received any notice to such effect.

        Section 3.14.    Solvency.    Seller is not insolvent, and shall not be rendered insolvent by any of the transactions contemplated by this Agreement or the Related Documents. As used in this Section 3.14, "insolvent" means that the sum of the debts and other liabilities and obligations of Seller exceeds the present fair saleable value of Seller's assets. Immediately after giving effect to the consummation of the transactions contemplated by this Agreement and the Related Documents, (a) Seller will be able to pay its liabilities and obligations as they become due in the usual course of its business, (b) Seller will not have unreasonably small capital with which to conduct its business, (c) Seller will have assets (calculated at fair market value) that exceed its liabilities and obligations and (d) taking into account all pending and threatened litigation, final judgments against Seller in actions for money damages are not reasonably anticipated to be rendered at a time when, or in amounts such that, Seller shall be unable to satisfy any such judgment promptly in accordance with its terms (taking into account an estimated probable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered) as well as all other obligations of Seller. The cash available to Seller is and shall be sufficient to pay all such liabilities, obligations and judgments promptly in accordance with their terms.

        Section 3.15.    Novo Asset Purchase Agreement.    Seller has delivered to Buyer a correct and complete copy of the Novo Asset Purchase Agreement, including all schedules and attachments, as in effect as of the date of this Agreement. The Novo Asset Purchase Agreement constitutes the sole agreement between Seller and Novo or its Affiliates with respect to the purchase and sale of the Novo Transferred Assets as contemplated by the Novo Asset Purchase Agreement. The Novo Asset Purchase Agreement is a legal, valid, binding and enforceable obligation of Seller and, to Seller's Knowledge, Novo, and is in full force and effect. Neither Seller nor, to Seller's Knowledge, Novo is in breach or default under the Novo Asset Purchase Agreement, and no event has occurred or circumstance exists that (with or without notice, lapse of time or both) would constitute a breach or default by Seller or, to the Seller's Knowledge, by Novo or permit termination, cancellation, acceleration, suspension or modification of any obligation or loss of any material benefit under, result in any payment becoming due under, result in the imposition of any Liens (other than Permitted Liens) on any of the Purchased Assets or Licensed Assets, or otherwise give rise to any right on the part of Novo to exercise any remedy or obtain any relief under the Novo Asset Purchase Agreement, nor has the Seller given or received notice or other communication alleging the same, except for any such event that would not be reasonably expected to have a materially adverse effect on the rights or interests of Buyer under this Agreement or any of the Related Documents.

        Section 3.16.    No Implied Warranty.    BUYER ACKNOWLEDGES THAT, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, SELLER HAS MADE NO REPRESENTATIONS OR WARRANTY WHATSOEVER AND BUYER HAS NOT RELIED ON ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, EXCEPT THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT, INCLUDING WARRANTIES AS TO THE FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR CONDITION OF THE PURCHASED ASSETS OR THE LICENSED ASSETS OR AS TO ANY OTHER MATTER.

 ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER

        Buyer represents and warrants to Seller that each statement contained in this Article IV is true and correct as of the date hereof and as of the Closing Date, with each such representation and warranty subject to the disclosure Schedules of Buyer referenced in such representation or warranty.

        Section 4.1.    Organization, Standing and Power.    Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

        Section 4.2.    Authority; Binding Agreements.    The execution and delivery by Buyer of this Agreement and the Related Documents to which it is or will become a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of Buyer. Buyer has all requisite power and authority to enter into this Agreement and the Related Documents to which it is or will become a party and to consummate the transactions contemplated hereby and thereby, and this Agreement and such Related Documents have been, or upon execution and delivery thereof will be, duly executed and delivered by Buyer. No stockholder or other equityholder approval is required on behalf of Buyer for the execution, delivery or performance of this Agreement and such Related Documents. This Agreement and the Related Documents to which Buyer is or will become a party are, or upon execution and delivery thereof will be, the valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, except to the extent that enforceability is limited by bankruptcy, insolvency or similar laws affecting creditors' rights and remedies by equitable principles.

        Section 4.3.    Conflicts.    The execution and delivery by Buyer of this Agreement and the Related Documents to which it is or will become a party, the consummation of the transactions contemplated hereby and thereby and compliance by Buyer with the provisions hereof and thereof do not and will not:

          (a)    conflict with or result in a breach of the constitutive or organizational documents of Buyer;

          (b)    conflict with, result in a default or give rise to any right of termination, cancellation, modification or acceleration under any Contract to which Buyer is a party or by which any of its properties or assets is bound;

          (c)    conflict with or violate any material Applicable Law with respect to Buyer or Buyer's properties or assets; or

          (d)    result in the creation or imposition of any Lien upon any of Buyer's properties or assets.

        Section 4.4.    Consents.    No Consent of, or registration, declaration or filing with, any Governmental Authority or any other third party is required to be obtained or made by or with respect to Buyer in connection with the execution, delivery and performance of this Agreement or the Related Documents or the consummation of the transactions contemplated hereby or thereby other than (a) any notices, applications, authorizations or licenses required under Directive 2001/83/EC, Regulation (EC) No. 726/2004, each as amended, and relevant national implementations thereof, and (b) those that may be required solely by reason of Seller's (as opposed to any third party's) participation in the transactions contemplated by this Agreement and the Related Documents.

        Section 4.5.    Brokers.    No agent, broker, investment banker, firm or other Person acting on behalf, or under the authority, of Buyer is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with any of the transactions contemplated hereby.

        Section 4.6.    Litigation.    There is no Action pending, or to Buyer's Knowledge, threatened before any Governmental Authority, and there is no claim, investigation or administrative action of any Governmental Authority pending, or to Buyer's Knowledge, threatened, that could reasonably be expected to result in restraining, enjoining or otherwise preventing the completion by Buyer of the transactions contemplated by this Agreement or the Related Documents, nor, to Buyer's Knowledge, is there any reasonable basis on which any such Action may be brought in the future.

        Section 4.7.    Availability of Funds.    Buyer has cash available or has current access to funds under existing borrowing facilities that together are sufficient to enable it to consummate the transactions contemplated by this Agreement and the Related Documents.

        Section 4.8.    No Implied Warranty.    SELLER ACKNOWLEDGES THAT, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT OR IN THE RELATED DOCUMENTS, BUYER HAS MADE NO REPRESENTATIONS OR WARRANTY WHATSOEVER AND SELLER HAS NOT RELIED ON ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED.

ARTICLE V
ADDITIONAL AGREEMENTS

        Section 5.1.    Obligation to Consummate Transaction.    Each of the parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable to the extent permissible under Applicable Law, to consummate and make effective the transactions contemplated by this Agreement and Related Documents as expeditiously as practicable and to ensure that the conditions set forth in Article VI are satisfied, insofar as such matters are within the control of such party. Without limiting the foregoing, within five (5) Business Days after the date of this Agreement, Seller shall deliver written notice of the transactions contemplated by this Agreement, in form and substance reasonably satisfactory to Buyer, to each of the licensors under the Third Party License Agreements from which consent is not required and shall thereafter use its commercially reasonable efforts to obtain a written consent to the transactions contemplated by this Agreement, including the assignment of the Third Party License Agreements to Novo, under each of the Third Party License Agreements under which such consent is required.

        Section 5.2.    Confidentiality.    The parties hereby agree that any information exchanged between the parties hereto pursuant to or in connection with this Agreement shall be held subject to and in accordance with the confidentiality, non-disclosure and non-use obligations set forth in the Existing Confidentiality Agreement for the period prior to the Closing. From and after the Closing Date, the Existing Confidentiality Agreement shall terminate and the rights and obligations of Seller, Buyer and Novo with respect to confidentiality, access and use of information shall be governed under a Post-Closing Confidentiality Agreement to be entered into as of the Closing Date by Seller, Buyer and Novo (the "Post-Closing Confidentiality Agreement").

        Section 5.3.    Access to Information.    From the date hereof to the Closing Date, Seller shall, and shall cause its employees and representatives to, afford to Buyer and its Affiliates and their respective accountants, counsel and other authorized representatives reasonable access, upon reasonable prior notice during normal business hours, to the properties, books and records related to the Purchased Assets and the Licensed Assets; provided, however, that such access does not unreasonably disrupt the normal operations of Seller. All out-of-pocket expenses incurred by Seller in connection with this Section 5.3 shall be borne by Buyer. Nothing contained in this Section 5.3 shall obligate Seller to breach any duty of confidentiality owed to any person whether such duty arises contractually, statutorily or otherwise, or to waive any attorney-client privilege.

        Section 5.4.    Preparation of Proxy Statement; Stockholders Meeting.

          (a)    As soon as practicable after the date hereof, Seller shall prepare and file with the SEC a Proxy Statement. Seller and Buyer shall cooperate with each other in the preparation of the Proxy Statement and without limiting the generality of the foregoing, Seller shall consult with Buyer prior to filing the Proxy Statement (or any amendment or supplement thereto) with the SEC and shall consider in good faith including any reasonable comments of Buyer relating thereto, and Buyer shall, in a timely manner, furnish to Seller the information relating to Buyer required by the Securities Exchange Act, to be set forth in the Proxy Statement. Unless the Board of Directors of Seller has effected a Change in Recommendation in accordance with Section 5.12(c), the Proxy Statement shall include the Recommendation of the Board of Directors of Seller. The Proxy Statement shall additionally include a copy of the opinion of the Seller's Financial Advisor to the Board of Directors of Seller with respect to the fairness of the transactions contemplated by this Agreement and the Related Documents.

          (b)    Seller shall use its commercially reasonable efforts to respond promptly to any comments made by the SEC with respect to the Proxy Statement. Seller shall use its commercially reasonable efforts to cause the Proxy Statement to be mailed to its stockholders as promptly as practicable following the filing thereof with the SEC and the resolution of any comments thereon by the SEC. Seller shall advise Buyer promptly after it receives notice of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information and Seller shall consult with Buyer prior to responding to any of the foregoing and shall consider in good faith including any reasonable comments of Buyer relating to any such responses. The Proxy Statement and any amendments or supplements to the Proxy Statement will, when filed, comply as to form in all material respects with the applicable requirements of the Securities Exchange Act. The information supplied by Buyer for inclusion in the Proxy Statement or any amendment or supplement to the Proxy Statement, will not, on the date it is first mailed to Seller's stockholders, on the date the Seller's stockholders vote on this Agreement and at the Closing, contain any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will not at the time of the Seller Stockholders Meeting, omit to state any material fact necessary to correct any statement in any earlier communication with respect to the Seller Stockholders Meeting that shall have become false or misleading in any material respect. If at any time prior to the Closing Date any information relating to Seller or Buyer, or any of their respective Affiliates, officers or directors, is discovered by Seller or Buyer that should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other party and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Applicable Law, disseminated to the stockholders of Seller.

          (c)    Seller shall, as soon as practicable after the date hereof, and in accordance with Seller's certificate of incorporation and bylaws and Applicable Law, establish a record date (which will be as soon as practicable after the date hereof) for, duly call, and give notice of, a meeting of its stockholders (the "Seller Stockholders Meeting") for the purpose of considering and taking action upon this Agreement and the transactions contemplated hereby.

          (d)    As soon as practicable following the date on which the Proxy Statement is mailed to Seller's stockholders, Seller shall convene and hold the Seller Stockholders Meeting. Once the Seller Stockholders Meeting has been called and noticed, except pursuant to the following sentence, Seller shall not postpone or adjourn the Seller Stockholders Meeting without the consent of Buyer, which consent shall not be unreasonably withheld or delayed. If a quorum of stockholders has not been obtained by the scheduled date for the Seller Stockholders Meeting, or supplemental or amended proxy materials are required to be filed with the SEC or disseminated to Seller's stockholders prior to the Seller Stockholders Meeting, then Seller shall postpone or adjourn the Seller Stockholder Meeting until such time as a quorum is obtained or a period complying with Applicable Law is permitted for the filing or dissemination of such supplemental or amended proxy materials. In the event that the Seller Stockholders Meeting is delayed to a date after the End Date (as defined in Section 7.1(b)) as a result of any adjournment or postponement pursuant to this Section 5.4(d), then the End Date shall be extended to the fifth (5th) Business Day after the date on which the Sellers Stockholder Meeting is convened and a vote by the stockholders of Seller on the proposal set forth in the Proxy Statement is taken.

          (e)    Unless the Board of Directors of Seller has effected a Change in Recommendation in accordance with Section 5.12(c), Seller shall use its commercially reasonable efforts to solicit from stockholders of Seller proxies in favor of the approval of this Agreement and the transactions contemplated hereby and shall take all other action necessary or advisable to secure the Required Stockholder Vote. Seller shall engage a proxy solicitor to solicit proxies on behalf of Seller in connection with the Seller Stockholders Meeting. Unless the Board of Directors of Seller has effected a Change in Recommendation in accordance with Section 5.12(c), Seller shall use its commercially reasonable efforts, including by attending in person meetings, participating in phone conferences and providing requested information, to cause any proxy advisory firms advising their clients in connection with the Seller Stockholders Meeting to recommend that client stockholders vote in favor of the approval of this Agreement and the transactions contemplated hereby.

        Section 5.5.    Standstill Agreement.    During the period commencing on the date of this Agreement and ending on the earlier of the termination of this Agreement, the Closing Date or the date of any Change in Recommendation, except with respect to the transactions contemplated hereby, Buyer shall not, and shall cause its Affiliates not to, directly or indirectly, alone or in concert with others, without the prior written consent of Seller or its Board of Directors: (i) effect, acquire or agree, offer, seek or propose to effect or acquire, or cause to be acquired, directly or indirectly, by purchase or otherwise, ownership (including beneficial ownership as defined in Rule 13d-3 under the Exchange Act) of any voting securities or direct or indirect rights or options to acquire any voting securities of Seller, or of any successor to or person in control of Seller, any of the assets or businesses of Seller or of any such successor or controlling person, or any bank debt, claims or other obligations, (ii) effect or agree, offer, seek or propose to effect any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to Seller; (iii) seek or propose to influence or control the management or policies of Seller or to obtain representation on Seller's Board of Directors, or solicit, or participate in the solicitation of, any proxies or consents with respect to any securities of Seller; (iv) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving Seller or its securities or assets; (v) enter into any discussions, negotiations, arrangements or understandings with, or otherwise assist or encourage, any third party with respect to any of the foregoing, or otherwise form, join or in any way participate in a "group" (as defined in Section 13(d)(3) of the Exchange Act) in connection with any of the foregoing; or (vi) seek or request permission or participate in any effort to do any of the foregoing or make, or seek permission to make, any public announcement with respect to the foregoing.

        Section 5.6.    Certain Tax Matters.

          (a)    Transfer Taxes.    All recordation, transfer, documentary, excise, sales, value added, use, stamp, conveyance or other similar Taxes, duties or governmental charges, and all recording or filing fees or similar costs, imposed or levied by reason of, in connection with or attributable to this Agreement and the Related Documents or the transactions contemplated hereby and thereby, including the recordation and transfer fees with respect to the recordation of the assignment of the Transferred Patent Rights (including foreign associate charges, legalization fees, and patent office charges associated with recording the assignment of the Transferred Patent Rights) (collectively, "Transfer Taxes") shall be borne equally by Buyer and Seller; provided, however, that Buyer and Seller shall be responsible for costs and expenses incurred in connection with transferring the Transferred Patent Rights in accordance with Section 5.8.

          (b)    Allocation of Taxes.    All real property, personal property and similar ad valorem obligations levied with respect to the Purchased Assets for a taxable period that includes (but does not end on) the Closing Date (collectively, the "Apportioned Obligations") shall be apportioned between Seller and Buyer based on the number of days of such taxable period after the Closing Date (such portion of such taxable period, the "Post-Closing Tax Period") and the number of days of such taxable period in a Pre-Closing Tax Period. Seller shall be liable for the proportionate amount of such Apportioned Obligations that is attributable to the Pre-Closing Tax Period, and Buyer shall be liable for the proportionate amount of such Apportioned Obligations that is attributable to the Post-Closing Tax Period.

          (c)    Apportioned Obligations and Transfer Taxes.    Apportioned Obligations and Transfer Taxes shall be timely paid, and all applicable filings, reports and Tax Returns shall be filed, as provided by Applicable Law. The paying party shall be entitled to reimbursement from the non-paying party in accordance with Section 5.6(b). Upon payment of any such Apportioned Obligation or Transfer Tax, the paying party shall present a statement to the non-paying party setting forth the amount of reimbursement to which the paying party is entitled under Section 5.6(b), together with such supporting evidence as is reasonably necessary to calculate the amount to be reimbursed. The non-paying party shall make such reimbursement promptly but in no event later than ten (10) days after the presentation of such statement.

          (d)    Tax Withholding.    Buyer and Seller agree that all payments under this Agreement will be made without any deduction or withholding for or on account of any Taxes or other amounts unless required by Applicable Law. In the event Buyer determines, after consultation with Seller, that it is required under Applicable Law to withhold and pay any Tax to any Governmental Authority in respect of any payments made to Seller, the amount of such Tax shall be deducted by Buyer and paid to the relevant Governmental Authority, and Buyer shall notify Seller thereof and shall promptly furnish to Seller all copies of any Tax certificate or other documentation evidencing such withholding. Buyer shall not be required to pay any additional amounts to Seller in respect of any amounts paid to any Governmental Authority pursuant to the immediately preceding sentence. In the event that any withholding Tax shall subsequently be found to be due, payment of such Tax shall be the responsibility of Seller. The parties agree to reasonably cooperate with each other, including by completing or filing documents required under the provisions of any applicable income Tax treaty or Applicable Law, to claim any applicable exemption from, or reduction or refund of, any such applicable Taxes.

          (e)    Bulk Sales.    The parties hereby waive compliance with any Uniform Commercial Code bulk sales or comparable statutory provisions of each applicable jurisdiction.

          (f)    Cooperation and Exchange of Information.    Each of Seller and Buyer shall (i) provide the other with such assistance as may reasonably be requested by the other party in connection with the preparation of any Tax Return, application for exemption or refund, audit or other examination by any taxing authority or Action relating to liability for Taxes in connection with the Purchased Assets or the Licensed Assets, (ii) retain and provide the other with any records or other information that may be relevant to such Tax Return, application, audit or examination, Action or determination, and (iii) provide the other with any final determination of any such application, audit or examination, Action or determination that affects any amount required to be shown on any Tax Return of the other for any period.

        Section 5.7.    Public Announcements.    Promptly following the execution of this Agreement, the parties shall issue a joint press release with respect to the transactions contemplated hereby in form and substance mutually agreed by the parties. Subject to the foregoing and except for the Proxy Statement and any other filings required to be made with the SEC, neither party shall issue or permit any of their respective Affiliates to issue any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party, except as may be required by Applicable Laws (in which case the party required to make the release or statement shall allow the other party reasonable time to comment on such release or statement in advance of such issuance).

        Section 5.8.    Cooperation in Patent Transfer and Assignment.    As of the Closing Date, Seller shall, at its sole cost and expense, cause its patent attorneys and agents to transfer to Buyer or its designees the prosecution and maintenance of all files for all Transferred Patent Rights. Prior to the Closing Date, Seller shall, at its sole cost and expense, prepare patent assignment agreements with respect to the assignment and transfer of the Transferred Patent Rights to Buyer in the jurisdictions requested by Buyer within ten (10) Business Days after the date hereof, in form and substance reasonably satisfactory to Buyer. Buyer shall be responsible, at its sole cost and expense, for recording the patent assignment agreements prepared by Seller and its patent attorneys and agents with respect to all Patent Rights included in the Purchased Assets from Seller to Buyer, including foreign associate charges, legalization fees, and patent office charges associated with recording the patent assignment agreements. Subject to Section 6.6, upon the reasonable request of Buyer, Seller and its patent attorneys and agents will cooperate with Buyer following the Closing Date to prepare any additional documentation required to record and give effect to the assignment of the Transferred Patent Rights in accordance with this Agreement.

        Section 5.9.    Technical Transition.    During the period beginning on the date of this Agreement and ending thirty (30) days after the Closing Date (the "Technical Transition Period"), Seller shall provide technical assistance to the employees and agents of Buyer and its Affiliates as may be reasonably required to ensure an efficient and orderly transition of the Transferred Intellectual Property to Buyer, or Buyer's designee. During the Technical Transition Period, Seller agrees to use reasonable efforts to continue to make available to Buyer those of Seller's Employees with training and experience relating to the Purchased Assets, including those persons listed on Schedule 5.9 (the "Technical Transition Employees"). Seller will make reasonable efforts to retain or have access to the Technical Transition Employees, including using its commercially reasonable efforts to structure the incentive compensation, stay bonuses or other similar payments to such Employees to be payable in whole or in substantial part as of the end of the Technical Transition Period; provided, however, that Seller shall be relieved of its obligations with respect to any Technical Transition Employees who are hired by Buyer or who contract directly with Buyer and Seller shall cooperate with Buyer in its efforts to secure the services of any such Employees. Buyer shall reimburse Seller promptly for any and all out-of-pocket costs and expenses, including salary and other compensation (but exclusive of incentive pay, stay bonuses or other similar payments) due to any Technical Transition Employees during the Technical Transition Period pursuant to this Section 5.9 from and after the Closing Date.

        Section 5.10.    Termination of the Collaboration Agreement.    Buyer and Seller hereby mutually agree to terminate the Collaboration Agreement in all respects effective as of the Closing Date. Buyer and Seller further acknowledge and agree that effective as of the Closing Date (a) neither party shall be deemed a Continuing Licensee (as defined in the Collaboration Agreement) under Section 24 of the Collaboration Agreement, (b) neither party shall be entitled to the termination fee set forth in Section 24.10 thereof, and (c) all other continuing obligations of the parties under the Collaboration Agreement that by the terms thereof survive termination shall have no further force and effect from and after the Closing Date. If the Closing does not occur for any reason, the Collaboration Agreement shall continue in full force and effect in accordance with its terms and conditions. In connection with such terminations, Buyer and Seller hereby each mutually release the other as of the Closing Date from their respective obligations under the Collaboration Agreement. Notwithstanding the foregoing, if the Closing occurs, any internal costs incurred by Seller under the Collaboration Agreement described in clause (iii) of the definition of Allowable Costs (as defined in the Collaboration Agreement) after May 9, 2008 shall not be due and payable by Buyer upon the termination of the Collaboration Agreement; provided, however, that any obligations of Buyer to reimburse Seller for third party costs and expenses incurred by Seller pursuant to the Collaboration Agreements prior to the Closing Date shall survive termination of the Collaboration Agreements.

        Section 5.11.    Further Assurances.    Subject to the terms of this Agreement, each of Buyer and Seller shall execute such documents and other instruments and take such further actions as may be reasonably required to carry out the provisions hereof and to consummate the transactions contemplated by this Agreement and the Related Documents.

        Section 5.12.    Acquisition Proposals.

          (a)    Seller, and each of its directors, officers, employees, financial advisors, attorneys, accountants and consultants, shall immediately cease any discussions or negotiations presently being conducted with respect to any Acquisition Proposal. Seller shall not and shall use its commercially reasonable efforts to cause its directors, officers, employees, financial advisors, attorneys, accountants and consultants not to, directly or indirectly (i) initiate, solicit, knowingly take any action to facilitate or knowingly encourage any inquiries with respect to, or the making of, any Acquisition Proposal, (ii) engage in any negotiations or discussions with, furnish any information or data to or enter into any letter of intent (except for the confidentiality agreement contemplated by Section 5.12(b) subject to compliance with this Section 5.12(a)), agreement in principle, acquisition agreement or similar agreement with any party relating to any Acquisition Proposal, (iii) grant any waiver or release under any standstill or similar agreement with respect to acquisitions of Seller's common stock or other securities by any party other than Buyer or (iv) propose publicly or agree to do any of the foregoing related to any Acquisition Proposal. Seller shall be responsible for any breach of the provisions of this Section 5.12 by any director, executive officer, financial advisor, attorney, accountants or consultant of Seller.

          (b)    Notwithstanding anything to the contrary contained in this Section 5.12, Seller may engage in discussions or negotiations with, and furnish information and data to, any party that submits an unsolicited written Acquisition Proposal after the date of this Agreement and on or prior to the date of the Seller Stockholders Meeting or any adjournment thereof (the "Applicable Period") if (i) the Board of Directors of Seller determines in good faith that such Acquisition Proposal constitutes or is reasonably likely to result in a Superior Acquisition Proposal, (ii) the Board of Directors of Seller determines in good faith that the failure to take such action would result in a breach of the fiduciary duties of the Board of Directors under Applicable Law, (iii) prior to providing any material, non-public information regarding Seller, Seller receives from the party submitting such Acquisition Proposal an executed confidentiality agreement containing provisions that are no less favorable to Seller than the provisions contained in the Existing Confidentiality Agreement, and which permits Seller to perform and comply with its obligations under this Agreement, and (iv) at least forty-eight (48) hours has elapsed from the time Seller shall have provided Buyer with notice of such determination by the Board of Directors of Seller.

  Any such determination by the Board pursuant to this Section 5.12(b) shall be made after consultation with its legal advisors and consultants to the extent it deems appropriate.

          (c)    Notwithstanding anything to the contrary contained in this Section 5.12, if at any time during the Applicable Period and after receipt of a Superior Acquisition Proposal the Board of Directors of Seller, in the exercise of its fiduciary duties, determines in good faith that to do otherwise would likely result in a breach of its fiduciary duties under Delaware law, the Board of Directors of Seller may, pursuant to this Section 5.12, fail to make, withdraw or modify in a manner adverse to Buyer its Recommendation to Seller's stockholders for approval of this Agreement (a "Change in Recommendation").

          (d)    Notwithstanding anything to the contrary contained in this Section 5.12, the Board of Directors of Seller may terminate this Agreement in accordance with Section 7.1(g), if (i) Seller has received an unsolicited written Acquisition Proposal during the Applicable Period, (ii) the Applicable Period has not expired prior to the date of termination, (iii) the Board of Directors of Seller determines in good faith that such Acquisition Proposal constitutes a Superior Acquisition Proposal (after taking into account any changes in the terms and conditions of this Agreement proposed by Buyer in accordance with Section 5.12(e)) and (iv) the Board of Directors of Seller determines in good faith that the failure to take such action would result in a breach of the fiduciary duties of the Board of Directors under Delaware law.

          (e)    Seller shall provide Buyer with not less than three (3) Business Days prior written notice of its determination to take any action referred to in Section 5.12(c) or (d). Seller's notice shall include a description of the reasons for any Change in Recommendation and a copy of the most recent version of any written agreement relating to the Superior Acquisition Proposal, which may be redacted to conceal the identity of the party submitting the Superior Acquisition Proposal. If requested by Buyer after the delivery of such notice, Seller shall engage in reasonable, good faith negotiations with Buyer regarding any modifications to the terms and conditions of this Agreement proposed by Buyer. If Buyer proposes any such modifications to the terms and conditions of this Agreement prior to the expiration of the three (3) Business Day period following delivery of Seller's notice and such modifications were material, Seller may not take any action referred to in Section 5.12(c) or (d) unless and until the Board of Directors of Seller determines in good faith that the Acquisition Proposal resulting in the proposed Change in Recommendation or termination pursuant to Section 5.12(d) continues to constitute a Superior Acquisition Proposal, after taking into account any changes in the terms and conditions of this Agreement proposed by Buyer in accordance with this Section 5.12(e). If any material modifications are made to the terms and conditions of any Acquisition Proposal after the date notice thereof is provided by Seller to Buyer pursuant to this Section 5.12(e), then Seller shall again be required to comply with the provisions of this Section 5.12(e) with respect to such modified Acquisition Proposal.

          (f)    Seller shall, within twenty-four (24) hours after its receipt of any written Acquisition Proposal, provide Buyer with a copy of such Acquisition Proposal or, in connection with any non-written Acquisition Proposal, a written statement setting forth in reasonable detail the material terms and conditions of such Acquisition Proposal. Seller shall furnish to Buyer copies of any written proposals and draft documentation or, if drafted, written summaries of any material oral inquiries or discussions involving the Acquisition Proposal. If Seller provides any non-public information to any party submitting an Acquisition Proposal that has not previously been provided to Buyer, Seller shall provide a copy of such information to Buyer within twenty-four (24) hours after the time it is first provided to such other party. Posting such documents in a virtual data room which is accessible by Buyer shall constitute delivery of such information.

          (g)    Nothing in this Section 5.12 shall prevent the Board of Directors of Seller from taking, and disclosing to Seller's stockholders, a position contemplated by Rules 14d-9 and 14e-2 promulgated under the Securities Exchange Act with respect to any unsolicited tender offer publicly announced during the Applicable Period; provided that, any such disclosure, other than (i) a "stop, look and listen" or similar communication of the type contemplated by Rule 14d-9(f) promulgated under the Securities Exchange Act, (ii) an express rejection of such tender offer or (iii) an express reaffirmation of the Seller's Board of Directors' recommendation to Seller's stockholders for approval of this Agreement, shall be deemed a Change in Recommendation..

          (h)    For the purposes of this Section 5.12, the Board shall be deemed to act in good faith if it acts (i) by majority vote of directors in a duly called meeting at which a quorum is present and (ii) after consultation with its outside legal and financial advisors.

        Section 5.13.    Insurance.

          (a)    Prior to Closing, Seller shall use its reasonable best efforts to purchase a representation and warranty insurance policy for the benefit of Buyer issued by a reputable insurer or insurers reasonably satisfactory to Buyer (the "Representation and Warranty Policy") with respect to Losses suffered or incurred by Buyer or its Affiliates as a result of any inaccuracy in or breach of any representation or warranty of the Seller contained in this Agreement. The Representation and Warranty Insurance Policy shall provide that (i) Buyer shall not be entitled to coverage unless and until the aggregate Losses for which the Buyer would otherwise be entitled to coverage exceed $500,000 generally and $1,500,000 for breaches of Section 3.7 (at which point Buyer shall be entitled to coverage only for those Losses that exceed the foregoing deductible amount), (ii) the aggregate amount of Losses with respect to which Buyer shall be entitled to coverage shall be $4,000,000 and (iii) Buyer shall not be entitled to assert any claim pursuant to the Representation and Warranty Policy following the second anniversary of the Closing Date. The terms and conditions of the Representation and Warranty Coverage will in all other respects be in customary form reasonably satisfactory to Buyer upon terms consistent with the Non-Binding Indication Letter dated September 17, 2008. The cost of the foregoing Representation and Warranty Policy, including any associated surplus lines or premium Tax or other applicable Tax, fee or surcharge, shall be borne by Seller.

          (b)    Buyer shall be entitled to indemnification pursuant to this Agreement for all Losses suffered or incurred by Buyer or any of its Affiliates; provided that in accordance with Section 8.2, from and after the Closing Date, Seller shall have no liability to Buyer with respect to any inaccuracy or breach of any of the representations or warranties of Seller in this Agreement or any Related Agreement, and Buyer's sole recourse and remedy with respect to any such inaccuracy or breach shall be to asset a claim or claims for coverage pursuant to the Representation and Warranty Policy.

          (c)    Prior to Closing, Seller shall use its reasonable best efforts to purchase from its existing liability insurer or another reputable insurer or insurers reasonably satisfactory to Buyer extended reporting or "tail" coverage with respect to its clinical trial liability insurance policies in effect for all periods during which Seller was conducting human clinical trials (the "Tail Policy"). The Tail Policy shall name Buyer as an additional insured party and shall otherwise be reasonably satisfactory to Buyer. The cost of the foregoing Tail Policy shall be borne by Seller.

        Section 5.14.    Amendments to Novo Asset Purchase Agreement.    If Seller enters into any amendment, modification, waiver or supplement in connection with the Novo Asset Purchase Agreement after the date of this Agreement, Seller shall promptly provide Buyer with a correct and complete copy of the document or documents evidencing such action.

        Section 5.15.    Notice of Certain Events. Each party shall promptly notify the other party of:

          (a)    any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or any of the Related Documents;

          (b)    any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement or any of the Related Documents;

          (c)    any actions, suits, claims, investigations or proceedings commenced or, to the knowledge of either party, threatened against, relating to or involving or otherwise affecting such party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Article 3 or 4, or that relate to the consummation of the transactions contemplated by this Agreement or any of the Related Documents;

          (d)    with respect to Seller only, any inaccuracy of any representation or warranty contained in this Agreement at any time during the term hereof that could reasonably be expected to cause the condition set forth in Section 6.2(b) not to be satisfied; and

          (e)    any failure of either party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder;

        The delivery of any notice pursuant to this Section 5.15 shall not limit or otherwise affect the remedies otherwise available hereunder to the party receiving that notice; provided, however, that to the extent such notice relates to an Excluded Liability for which Seller agrees to accrue a commercially reasonable reserve or relates to an Excluded Asset (other than a Licensed Asset), such disclosure shall not result in Buyer's ability not to close the transactions contemplated by this Agreement and the Related Documents; provided, further, that any notice required by clause (d) may be satisfied by delivery of updated Schedules by the notifying party.

ARTICLE VI
CONDITIONS PRECEDENT

        Section 6.1.    Conditions to Obligations of Buyer and Seller.    The obligations of Buyer and Seller to complete the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions:

          (a)    Required Stockholder Vote.    The Required Stockholder Vote shall have been obtained;

          (b)    No Adverse Law; No Injunction.    No Applicable Law shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits the consummation of all or any part of the transactions contemplated by this Agreement or the Related Documents, and no Action shall be pending or threatened by any Governmental Authority or other Person under such Applicable Law seeking any such Order or decree or seeking to recover any damages or obtain other relief as a result of the consummation of such transactions; and

          (c)    Governmental Approvals.    All required notifications and filings with any Governmental Authority shall have been made and any waiting periods shall have expired or been terminated.

        Section 6.2.    Conditions to Obligations of Buyer.    The obligation of Buyer to complete the transactions contemplated by this Agreement is subject to the satisfaction or waiver by Buyer at or prior to the Closing of the following additional conditions:

          (a)    Representations and Warranties.    Subject to Section 5.15, the representations and warranties of Seller contained herein that are qualified by materiality or subject to thresholds shall be true and correct in all respects, and the representations and warranties of Seller contained herein that are not so qualified shall be true and correct in all material respects, as of the Closing

  Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date).

          (b)    Covenants; Material Adverse Effect.    Seller shall have performed and complied in all material respects with all covenants, agreements and obligations required to be performed or complied with on or prior to the Closing Date. As of the Closing Date, there shall not have occurred and be continuing any event, development or state of circumstances that individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect.

          (c)    Officer's Certificate.    Buyer shall have received a certificate, dated as of the Closing Date, duly executed by an authorized officer of Seller, certifying that:

              (i)  all of the conditions set forth in Section 6.2(a) and Section 6.2(b) have been satisfied;

             (ii)  the resolutions adopted by the Board of Directors of Seller (or a duly authorized committee thereof) authorizing the execution, delivery and performance of this Agreement, as attached to the certificate, were duly adopted at a duly convened meeting of such board or committee, at which a quorum was present and acting throughout or by unanimous written consent, remain in full force and effect, and have not been amended, rescinded or modified, except to the extent attached thereto; and

            (iii)  Seller's officer executing this Agreement, and each of the other documents necessary for consummation of the transactions contemplated herein, is an incumbent officer, and the specimen signature on such certificate is a genuine signature.

          (d)    Certificate of Good Standing.    Buyer shall have received a certificate of good standing in respect of Seller certified by the Secretary of State or other appropriate official of the State of Delaware, dated as of a date not more than ten (10) days prior to the Closing Date.

          (e)    Other Documents.    Buyer shall have received the documents and other agreements and instruments pursuant to Section 6.4(a), and such other documents, agreements and instruments as it may reasonably request in connection with the consummation of the transactions contemplated hereby.

          (f)    Closing under Novo Asset Purchase Agreement.    The transactions contemplated by the Novo Asset Purchase Agreement shall have been consummated simultaneously with the Closing (without any waiver or amendment by Novo of any of the conditions precedent set forth in the Novo Asset Purchase Agreement, as in effect as of the date of this Agreement, that would reasonably be expected to have a materially adverse effect on the rights or interests of Buyer under this Agreement or any of the Related Documents). Novo shall have executed and delivered to Buyer a document of assignment and assumption in the form of Exhibit E with respect to all of the rights, duties and obligations of Seller under the BGX License Agreement and the BGX Sublicense Agreement (the "Novo Assignment and Assumption Agreement") and the BGX License Agreement and the BGX Sublicense Agreement shall be in full force and effect. Novo shall have executed and delivered to Buyer a mutual release agreement in the form of Exhibit F (the "Mutual Release Agreement") and the Mutual Release Agreement shall be in full force and effect.

          (g)    Insurance.    The Representation and Warranty Policy and the Tail Policy shall have been issued and shall be in full force and effect and Seller shall have paid the premiums therefor in accordance with Section 5.13.

          (h)    Acknowledgement of Assignment of UC License Agreement.    Seller shall have received an acknowledgement from The Regents of the University of California of Seller's right to assign the UC License Agreement to Novo and to sublicense the UC License Agreement to Buyer.

        Section 6.3.    Conditions to Obligations of Seller.    The obligation of Seller to consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver by Seller at or prior to the Closing of the following additional conditions:

          (a)    Representations and Warranties.    The representations and warranties of Buyer contained herein that are qualified by materiality or subject to thresholds shall be true and correct in all respects, and the representations and warranties of Buyer contained herein that are not so qualified shall be true and correct in all material respects, as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date).

          (b)    Covenants.    Buyer shall have performed and complied in all material respects with all covenants, agreements and obligations required to be performed or complied with on or prior to the Closing Date.

          (c)    Officer's Certificate.    Seller shall have received a certificate, dated as of the Closing Date, duly executed by an authorized representative of Buyer, certifying that:

              (i)  all of the conditions set forth in Section 6.3(a) and Section 6.3(b) have been satisfied;

             (ii)  the approval from senior management of Buyer authorizing the execution, delivery and performance of this Agreement; and

            (iii)  Buyer's officer executing this Agreement, and each of the other documents necessary for consummation of the transactions contemplated herein, is an incumbent officer, and the specimen signature on such certificate is a genuine signature.

          (d)    Other Documents.    Seller shall have received the documents and other agreements and instruments pursuant to Section 6.4(b), and such other documents, agreements and instruments as it may reasonably request in connection with the consummation of the transactions contemplated hereby.

        Section 6.4.    Closing Deliverables.

          (a)    Certain Closing Deliveries of Seller.    At the Closing, Seller shall have delivered or caused to be delivered to Buyer:

              (i)  a duly executed counterpart to the Bill of Sale and Assignment and Assumption Agreement, substantially in the form of Exhibit A, as may be necessary, among other things, to effect the assignment to Buyer of all rights of Seller in and to the Assumed Contracts, duly executed by Seller;

             (ii)  assignments for the registrations and applications included in the Transferred Intellectual Property in such form or forms reasonably satisfactory to Buyer which shall be recordable in all jurisdictions in which such registrations have been made or such applications have been filed;

            (iii)  copies of each Assumed Contract and physical possession of any tangible Purchased Assets, together with certain deeds, endorsements or other instruments as may be reasonably requested by Buyer to vest in Buyer good and marketable title to all of the Purchased Assets, including the Inventory, the Books and Records and the Regulatory Documentation related to the Purchased Assets, in each case in accordance with the Transition Plan;

            (iv)  copies of the Books and Records and the Regulatory Documentation, in each case in accordance with the Transition Plan;

             (v)  a duly executed counterpart to the BGX License Agreement, substantially in the form attached hereto as Exhibit B;

            (vi)  a duly executed counterpart to the BGX Sublicense Agreement, substantially in the form attached hereto as Exhibit C;

           (vii)  a counterpart to the Patent Cooperation Agreement duly executed by Novo, substantially in the form attached hereto as Exhibit D;

          (viii)  a duly executed counterpart to the Novo Assignment and Assumption Agreement, substantially in the form attached hereto as Exhibit E; and

            (ix)  a duly executed counterpart to the Post-Closing Confidentiality Agreement, by and among Buyer, Seller and Novo, substantially in the form attached hereto as Exhibit G.

          (b)    Certain Closing Deliveries of Buyer.    Buyer shall have delivered or caused to be delivered to Seller:

              (i)  payment of the Purchase Price by wire transfer of same day funds directly to the account set forth on Schedule 6.4(b)(i);

             (ii)  a duly executed counterpart to any Bill of Sale and Assignment and Assumption Agreement, substantially in the form of Exhibit A, as may be reasonably necessary, among other things, to effect the consummation of the transactions contemplated herein;

            (iii)  a duly executed counterpart to the BGX License Agreement, substantially in the form attached hereto as Exhibit B;

            (iv)  a duly executed counterpart to the BGX Sublicense Agreement, substantially in the form attached hereto as Exhibit C;

             (v)  a duly executed counterpart to the Patent Cooperation Agreement, substantially in the form attached hereto as Exhibit D; and

            (vi)  a duly executed counterpart to the Post-Closing Confidentiality Agreement, substantially in the form attached hereto as Exhibit G.

        Section 6.5.    Frustration of Closing Conditions.    Neither Buyer nor Seller may rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by such party's failure to act in good faith or to comply with its agreements set forth herein.

        Section 6.6.    Liquidation of Seller.    Buyer and Seller each acknowledge that, notwithstanding certain post-Closing covenants contained herein, it is Seller's intention to file for legal dissolution promptly following the Closing and to wind-up and liquidate its remaining assets as promptly as practical following the Closing; provided, however that Seller shall not wind-up and liquidate its remaining assets prior to the end of the Technical Transition Period.

ARTICLE VII
TERMINATION

        Section 7.1.    Termination.    This Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time prior to the Closing whether before or after the Agreement has been adopted and the transactions contemplated hereby have been approved by the Required Stockholder Vote:

          (a)    by mutual written agreement of Buyer and Seller;

          (b)    by Notice of Termination delivered by either party to the other party, if (i) the Closing shall not have occurred prior to January 31, 2009 (the "End Date") (other than due to a breach of any representation or warranty hereunder of the party seeking to terminate this Agreement or as a result of the failure on the part of such party to comply with or perform any of its covenants, agreements or obligations under this Agreement) or (ii) there shall be in effect any Applicable Law that prohibits the Closing or if the Closing would violate any non-appealable Order;

          (c)    prior to the Closing, by Notice of Termination delivered by Buyer to Seller, if any of the conditions set forth in Section 6.1 or Section 6.2 shall have become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by Buyer;

          (d)    prior to the Closing, by Notice of Termination delivered by Seller to Buyer, if any of the conditions set forth in Section 6.1 or Section 6.3 shall have become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by Seller;

          (e)    prior to the Closing, by Notice of Termination delivered by Seller to Buyer, or by Buyer to Seller, if upon a vote at a duly held Seller Stockholders Meeting, the Required Stockholder Vote shall not have been obtained; or

          (f)    prior to the Closing, by Notice of Termination delivered by Buyer to Seller, if at any time prior to the Closing, Seller's Board of Directors effects a Change in Recommendation; or

          (g)    by Notice of Termination delivered by Seller to Buyer immediately prior to Seller entering into a definitive agreement with respect to a Superior Acquisition Proposal; provided, however that (i) Seller has not materially violated the provisions of Section 5.12 with respect to such Superior Acquisition Proposal, (ii) the Board of Directors of Seller has determined to terminate this Agreement in accordance with Section 5.12(d) and (iii) contemporaneously with the termination of this Agreement, Seller pays to Buyer the Termination Fee in accordance with Section 7.2(c).

        Section 7.2.    Procedure and Effect of Termination.

          (a)    Notice of Termination.    Termination of this Agreement by either party shall be by delivery of a written notice to the other party (a "Notice of Termination"). A Notice of Termination shall state the termination provision in this Agreement that such terminating party is claiming provides a basis for termination of this Agreement. Termination of this Agreement pursuant to the provisions of Section 7.1 shall be effective upon and as of the date of delivery of a Notice of Termination as determined pursuant to Section 8.4.

          (b)    Certain Effects of Termination.

              (i)  Except as provided in Section 8.2, in the event of termination of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of either party or any of its respective representatives, and all rights and obligations of each party hereto shall cease, except that the provisions of Section 5.2, Section 7.2(c) and Article VIII shall survive any such termination and shall remain in full force and effect; provided, however, that nothing in this Agreement shall relieve any party from liability for the willful breach of any of its representations and warranties or any of its covenants or agreements set forth herein and termination of this Agreement shall not terminate the Existing Confidentiality Agreement.

             (ii)  If this Agreement is terminated pursuant to Section 7.1: (A) each party shall, and shall cause each of its directors, officers, employees, agents, representatives and advisors to, return to the other party all documents and other material received from such other party or any of its Affiliates relating to the transactions contemplated by this Agreement, whether so obtained before or after the execution hereof; and (B) the Collaboration Agreement shall continue in full force and effect pursuant to its terms.

          (c)    Termination Fee.    Seller shall pay Buyer, by wire transfer of immediately available funds, the sum of $1,000,000 (the "Termination Fee") if this Agreement is terminated under the following circumstances:

              (i)  if Buyer terminates this Agreement pursuant to Section 7.1(f) following a Change in Recommendation, Seller shall pay the Termination Fee to Buyer on the second Business Day after the date of such termination;

             (ii)  if Seller terminates this Agreement pursuant to Section 7.1(g), Seller shall will pay the Termination Fee to Buyer contemporaneously with the termination of this Agreement; or

            (iii)  if (A) either Seller or Buyer terminates this Agreement pursuant to Section 7.1(e), (B) at any time after the date of this Agreement and prior to the Seller Stockholders Meeting, an Acquisition Proposal has been publicly announced or communicated to the Board of Directors of Seller, or any Person has publicly announced an intention, whether or not conditional, to make an Acquisition Proposal and (C) within twelve (12) months after the date of such termination, Seller enters into a definitive agreement with respect to an Acquisition Proposal or an Acquisition Proposal is otherwise consummated, Seller shall pay the Termination Fee to Buyer on the second Business Day after the date such definitive agreement is executed or the date such Acquisition Proposal is consummated, whichever is earlier.

          (d)    Expenses.    If Buyer or Seller terminates this Agreement pursuant to Section 7.1(f) or (g), or pursuant to Section 7.1(e) even if Buyer is not entitled to received the Termination Fee in accordance with Section 7.2(c)(iii), Seller shall reimburse Buyer, not later than two Business Days after submission of statements therefor, for up to an aggregate of $500,000 of the out-of-pocket costs and expenses (including attorneys,' accountants' and investment bankers' fees and expenses) incurred by Buyer in connection with the transactions contemplated by this Agreement.

ARTICLE VIII
MISCELLANEOUS

        Section 8.1.    Limitation on Liability of Seller.    Following the Closing, Seller shall have no further rights, duties or obligations as a party to the BGX License Agreement or the BGX Sublicense Agreement, each of which shall continue in full force and effect from and after the Closing Date as agreements between Buyer and Novo. Each party agrees that, except for the representations and warranties contained in this Agreement and the Related Documents, no party to this Agreement has made any other representations and warranties, and each party disclaims any other representations and warranties, made by itself, its officers, directors, employees, agents, financial and legal advisors or other representatives with respect to the execution and delivery of this Agreement and the Related Documents or the transactions contemplated hereby and thereby, notwithstanding the delivery of disclosure to any other party or any party's representatives of any documentation or other information with respect to any one or more of the foregoing.

        Section 8.2.    No Liability for Representations, Warranties and Agreements.    From and after the Closing Date, Seller shall have no liability to Buyer with respect to any inaccuracy or breach of any of the representations or warranties of Seller in this Agreement or any Related Documents, and Buyer's sole recourse and remedy with respect to any such inaccuracy or breach shall be to assert a claim or claims for coverage pursuant to the Representation and Warranty Policy. The covenants and agreements in this Agreement and in any certificate delivered in connection with this Agreement or any Related Document shall not survive the earlier of the Closing Date or the termination of this Agreement under Section 7.1, as the case may be, unless otherwise expressly provided herein. Each party agrees that, except for the representations and warranties contained in this Agreement and the Related Documents, no party to this Agreement has made any other representations and warranties, and each party disclaims any other representations and warranties, made by itself, its officers, directors, employees, agents, financial and legal advisors or other representatives with respect to the execution and delivery of this Agreement and the Related Documents or the transactions contemplated hereby and thereby, notwithstanding the delivery of disclosure to any other party or any party's representatives of any documentation or other information with respect to any one or more of the foregoing.

        Section 8.3.    Governing Law; Jurisdiction; Venue; Service Of Process.

          (a)    Governing Law.    Except with respect to matters relating to the corporate organization, standing, power and authority of Seller and any determinations with respect to the fiduciary duties of the Board of Directors of Seller, which shall be governed by the Delaware General Corporation Law and the laws of the State of Delaware, construction and interpretation of this Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive Applicable Law of another jurisdiction.

          (b)    Jurisdiction; Venue; Service Of Process.    The parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of New York, County of New York, Borough of Manhattan and the United States District Court for the Southern District of New York for any Action (other than appeals therefrom) arising out of or relating to this Agreement or the Related Documents or otherwise in connection with the transactions contemplated hereby and thereby, and agree not to commence any Action, (other than appeals therefrom) related thereto except in such courts. The parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any Action (other than appeals therefrom) arising out of or relating to this Agreement or the Related Documents or otherwise in connection with the transactions contemplated hereby and thereby in the courts of the State of New York, County of New York, Borough of Manhattan or the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum. Each party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail (with a copy sent via facsimile in accordance with Section 8.4) to its address set forth below shall be effective service of process for any Action brought against it under this Agreement in any such court.

        Section 8.4.    Notices.    All notices, requests, demands and other communications that are required or may be given pursuant to the terms of this Agreement shall be in written form, and shall be deemed delivered (a) on the date of delivery when delivered by hand on a Business Day, (b) on the Business Day designated for delivery if sent by reputable overnight courier maintaining records of receipt and (c) on the date of transmission when sent by facsimile, electronic mail or other electronic transmission during normal business hours on a Business Day, with confirmation of transmission by the transmitting equipment; provided, however, that any such communication delivered by facsimile or other electronic transmission shall only be effective if within two (2) Business Days of such transmission such communication is also delivered by hand or deposited with a reputable overnight courier maintaining records of receipt for delivery on the Business Day immediately succeeding such day of deposit. All such communications shall be addressed to the parties at the address set forth as follows, or at such other address as a party may designate upon ten (10) days' prior written notice to the other party.

  If to Buyer, to:

    BioGeneriX AG
    High-Tech-Park Neckarau
    Janderstrasse 3
    D-68199 Mannheim
    Germany

    Attention: Dr. Karl Heinz Emmert, Chief Scientific Officer
    Telephone: +49 731 402 4360
    Facsimile: +49 732 402 444360

  with a copy (which shall not constitute notice):

    Baker & McKenzie LLP
    One Prudential Plaza
    130 East Randolph Drive
    Chicago, Illinois 60601
    Attention: Craig A. Roeder, Esq.
    Telephone: (312) 861-3730
    Facsimile: (312) 698-2365

  If to Seller to:

    Neose Technologies, Inc.
    102 Rock Road
    Horsham, PA 19044
    Attention: Chief Executive Officer
    Telephone: 215.315.9000
    Facsimile: 215.315.9100

  with a copy (which shall not constitute notice) to:

    Morgan, Lewis & Bockius LLP
    502 Carnegie Center
    Princeton, NJ 08540
    Telephone: (609) 919-6604
    Facsimile: (609) 919-6701
    Attention: Steven M. Cohen, Esq.

        Section 8.5.    Benefits of Agreement.    All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any third party, including, for the avoidance of doubt, any Employee.

        Section 8.6.    Amendments and Waivers.    No modification, amendment or waiver of any provision of, or consent or approval required by, this Agreement, nor any consent to or approval of any departure herefrom, shall be effective unless it is in writing and signed by the party against whom enforcement of any such modification, amendment, waiver, consent or approval is sought. Such modification, amendment, waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. Neither the failure of either party to enforce, nor the delay of either party in enforcing, any condition or part of this Agreement at any time shall be construed as a waiver of that condition or part or forfeit any rights to future enforcement thereof. No action taken pursuant to this Agreement, including any investigation by or on behalf of either party hereto, shall be deemed to constitute a waiver by the party taking action of compliance by the other party with any representation, warranty, covenant, agreement or obligation contained herein.

        Section 8.7.    Cumulative Rights.    Except as expressly provided herein, the various rights under this Agreement shall be construed as cumulative, and no one of them is exclusive of any other or exclusive of any rights allowed by Applicable Law.

        Section 8.8.    Expenses.    Except as otherwise specified herein, each party shall bear any costs and expenses with respect to the transactions contemplated herein incurred by it, whether or not such transactions are consummated.

        Section 8.9.    WAIVER OF JURY TRIAL.    EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE RELATED DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN.

        Section 8.10.    Assignment.    This Agreement and the rights and obligations hereunder shall not be assignable or transferable by either party hereto without the prior written consent of the other party hereto; provided, however, that without the prior written consent of the other party, effective upon providing written notice to the other party (a) Buyer may assign or delegate any or all of its rights and obligations under this Agreement or any of the Related Documents to one or more of its Affiliates, provided that Buyer shall continue to be responsible for its obligations under this Agreement and each of the Related Documents notwithstanding any such assignment or delegation; (b) Buyer may assign or delegate any or all of its rights and obligations under this Agreement or any of the Related Documents to a successor of all or a part of the business to which this Agreement relates; and (c) either party may assign all of its rights and obligations under this Agreement to any of its Affiliates in connection with a merger, consolidation, change in control or otherwise by operation of Applicable Law. Any party assigning in conformity with this Section 8.10 shall provide prompt written notice of such assignment to the other party. Any attempted assignment in violation of this Section 8.10 shall be null and void.

        Section 8.11.    Enforceability; Severability.    (a) If any covenant or provision hereof is determined to be void or unenforceable in whole or in part, it shall not be deemed to affect or impair the validity of any other covenant or provision hereof if the rights and obligations of a party hereto will not be materially and adversely affected, each of which is hereby declared to be separate and distinct, (b) if any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable, and (c) if any provision of this Agreement is declared invalid or unenforceable for any reason other than overbreadth, the parties hereto agree to modify the offending provision so as to maintain the essential benefits of the bargain (including the rights and obligations hereunder) between the parties to the maximum extent possible, consistent with Applicable Law and public policy.

        Section 8.12.    Entire Agreement.    This Agreement, together with the Schedules and Exhibits expressly contemplated hereby and attached hereto, the Related Documents, the Existing Confidentiality Agreement and the other agreements, certificates and documents delivered in connection herewith or otherwise in connection with the transactions contemplated hereby and thereby, contain the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersede all prior agreements or understandings among the parties with respect to the subject matter hereof, including that certain letter of interest, dated May 9, 2008, by and between Buyer and Seller.

        Section 8.13.    Counterparts.    This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

        Section 8.14.    Specific Performance.    The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or any of the Related Documents were not performed in accordance with their specific terms or were otherwise breached. The parties accordingly agree that, in addition to any other remedy to which they are entitled at law or in equity, the parties are entitled to seek injunctive relief to prevent breaches of this Agreement or any Related Document and otherwise to seek to enforce specifically the provisions of this Agreement or any Related Document. Each party expressly waives any requirement that any other party obtain any bond or provide any indemnity in connection with any action seeking injunctive relief or specific enforcement of the provisions of this Agreement or any Related Document.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

BIOGENERIX AG
By:	/s/ HERMAN ALLGAIER
Name: Herman Allgaier Title: CPO
By:	/s/ KARL HEINZ EMMERT
Name: Karl Heinz Emmert Title: CPO

NEOSE TECHNOLOGIES, INC.
By:	/s/ GEORGE J. VERGIS
Name: George J. Vergis Title: President and Chief Executive Officer

SIGNATURE PAGE TO THE ASSET PURCHASE AGREEMENT

 ANNEX B

Execution Version

 ASSET PURCHASE AGREEMENT

BY AND BETWEEN

NOVO NORDISK A/S, AS BUYER,

AND

NEOSE TECHNOLOGIES, INC., AS SELLER

dated as of September 17, 2008

i

ii

 SCHEDULES TO ASSET PURCHASE AGREEMENT

Schedule 1.1(a)	Transferred Patent Rights
Schedule 1.1(b)(i)	Neose Retained Intellectual Property
Schedule 1.1(b)(ii)	Other Excluded Intellectual Property
Schedule 1.1(c)	Transferred Trademarks
Schedule 2.2(a)(iv)	Assumed Contracts
Schedule 2.2(b)	Transition Plan
Schedule 2.8	Privileged Documents and Opinions
Schedule 3.1	Affiliates
Schedule 3.3(b)	Conflicts
Schedule 3.5	Permits and Required Consents
Schedule 3.7	Certain Liens to Title
Schedule 3.10	Material Undisclosed Liabilities
Schedule 3.11	Changes
Schedule 3.12(a)	Registered Transferred Intellectual Property
Schedule 3.12(b)	Covenants Not to Sue
Schedule 3.12(c)	Intellectual Property Litigation and Infringement
Schedule 3.12(d)	License Grants
Schedule 3.12(e)	Certain Liens on Transferred Intellectual Property
Schedule 3.13(b)	Transfer Restrictions
Schedule 5.6	Interim Operations
Schedule 6.4(b)(i)	Seller's Wire Transfer Instructions

EXHIBITS TO ASSET PURCHASE AGREEMENT

Exhibit A	Form of Bill of Sale and Assignment and Assumption Agreement
Exhibit B	Form of BGX License Agreement
Exhibit C	Form of BGX Sublicense Agreement
Exhibit D	Form of Novo Assignment and Assumption Agreement
Exhibit E	Form of Patent Cooperation Agreement
Exhibit F	Form of Post-Closing Confidentiality Agreement
Exhibit G-1	Form of Buyer Press Release
Exhibit G-2	Form of Seller Press Release

iii

 ASSET PURCHASE AGREEMENT

        This Asset Purchase Agreement (this "Agreement"), dated as of September 17, 2008, is by and between Neose Technologies, Inc., a Delaware corporation ("Seller"), and Novo Nordisk A/S, a limited liability company organized under the laws of Denmark ("Buyer").

RECITALS

        WHEREAS, Seller and Buyer are currently party to (i) that certain Research, Development and License Agreement, dated as of October 31, 2006, relating to recombinant coagulation Factor VIIa, (ii) that certain Research, Development and License Agreement, dated as of November 2, 2007, relating to recombinant coagulation Factor VIII, and (iii) that certain Research, Development and License Agreement, dated as of November 2, 2007, relating to recombinant coagulation Factor IX (collectively, the "Collaboration Agreements") pursuant to which Seller and Buyer have collaborated in the discovery of long-acting next generation recombinant coagulation compounds (the "Collaboration");

        WHEREAS, subject to the terms and conditions of this Agreement, Seller desires to transfer to Buyer and Buyer desires to acquire the Purchased Assets (as defined herein) including substantially all of the assets used in or generated under or in connection with the Collaboration Agreements;

        WHEREAS, simultaneously with the sale of the Purchased Assets, subject to approval by Seller's stockholders, Seller intends to sell substantially all of its remaining assets to BioGeneriX AG ("BGX") pursuant to an asset purchase agreement between Seller and BGX (the "BGX Asset Purchase Agreement") and will enter into a license agreement (the "BGX License Agreement") and a sublicense agreement (the "BGX Sublicense Agreement") with BGX, pursuant to which Seller will exclusively license or sublicense, as the case may be, certain of its rights in the Transferred Intellectual Property (as hereinafter defined) to BGX for use in the BGX Field of Use (as hereinafter defined);

        WHEREAS, at the closing of the asset sale transaction contemplated hereby, Seller and Buyer shall terminate the Collaboration Agreements and Seller intends to assign the BGX License Agreement and the BGX Sublicense Agreement to Buyer, and Buyer shall assume all of Seller's rights, duties and obligations thereunder; and

        WHEREAS, after closing of the sale, Seller intends to dissolve and distribute its remaining assets to its stockholders;

        NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement and of the representations, warranties, conditions, agreements and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS; INTERPRETATION

        Section 1.1.    Definitions.    The capitalized terms used in this Agreement have the respective meanings ascribed to them as follows:

        "Acquisition Proposal" means any bona fide written proposal (other than the asset sale and related transactions contemplated by the BGX Asset Purchase Agreement), made by a party to acquire beneficial ownership (as defined under Rule 13(d) promulgated under the Exchange Act) of all or a material portion of the assets of, or any material equity interest in, Seller pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, sale of assets, licensing transaction, tender or exchange offer or similar transaction involving Seller, including any single or multi-step transaction or series of related transactions that is structured to permit such party to acquire beneficial ownership of any material portion of the assets of, or any material equity interest in, Seller.

For purposes of the definition of Acquisition Proposal, a material portion of the assets of, or material equity interest in, Seller means greater than 20% of the assets of, or equity interest in, Seller.

        "Act" means the United States Federal Food, Drug and Cosmetic Act and the rules, regulations, guidelines, guidances and requirements promulgated thereunder, as may be in effect from time to time.

        "Action" means any claim, action, suit, arbitration, inquiry, audit, proceeding or investigation by or before or otherwise involving, any arbitrator or Governmental Authority.

        "Affiliate" means, with respect to any Person, any other Person directly or indirectly Controlling or Controlled by, or under direct or indirect common Control with, such first Person. For the purposes of this Agreement, none of The Novo Nordisk Foundation, Novo A/S or Novozymes A/S shall be deemed Affiliates of Buyer or any of its Affiliates.

        "Agreement" has the meaning set forth in the preamble hereof.

        "Applicable Law" means the applicable laws, rules, regulations, including any guidelines, or other requirements of any Governmental Authorities, that may be in effect from time to time.

        "Applicable Period" has the meaning set forth in Section 5.7(b).

        "Apportioned Obligations" has the meaning set forth in Section 5.8(b).

        "Assumed Contracts" has the meaning set forth in Section 2.2(a)(iv).

        "Assumed Liabilities" has the meaning set forth in Section 2.3.

        "BGX" has the meaning set forth in the recitals.

        "BGX Asset Purchase Agreement" has the meaning set forth in the recitals.

        "BGX Field of Use" means the discovery, research, development, commercialization or other Exploitation of any peptide or protein in any field, use, product, method or application utilizing any Intellectual Property under the BGX Transferred Assets or the Purchased Assets, other than in any case in the Novo Field of Use.

        "BGX License Agreement" has the meaning set forth in the recitals.

        "BGX Licensed Intellectual Property" means the Intellectual Property licensed to BGX pursuant to the BGX License Agreement and the BGX Sublicense Agreement.

        "BGX Sublicense Agreement" has the meaning set forth in the recitals.

        "BGX Transferred Assets" has the meaning set forth in Section 2.2(c)(i).

        "Books and Records" means, to the extent related to the Purchased Assets, all books, records, files (including data files) and documents (including research and development records, annuity payment reports, correspondence and, to the extent not originals, true, accurate and complete copies of all files and memoranda relating to the filing, prosecution, issuance, maintenance, enforcement or defense of any Transferred Intellectual Property, including file wrappers, ribboned and sealed letters patents, written third party correspondence, records and documents related to the Seller Collaboration Activities, including laboratory notebooks, procedures, tests, dosage information, criteria for patient selection, safety and efficacy and study protocols, investigators brochures and all pharmacovigilence and other safety records) in all forms, including electronic, in which they are stored or maintained, and all data and information included or referenced therein, in each case that are owned or Controlled by Seller.

        "Business" means the business conducted by Seller involving the research and development of therapeutic proteins and licensing of its Intellectual Property and activities incidental thereto.

        "Business Day" means any day excluding Saturdays, Sundays and any day that is a legal holiday under the laws of the United States or Copenhagen, Denmark or that is a day on which banking institutions located in New York, New York or Copenhagen, Denmark are authorized or required by Applicable Law or other governmental action to close.

        "Buyer" has the meaning set forth in the preamble hereof.

        "Buyer's Knowledge" (and similar phrases) means the knowledge of any executive officer or director of Buyer, and the knowledge any such Person would have had if he had performed his services and duties in the ordinary course of business on behalf of Buyer in a reasonably diligent manner.

        "Change in Recommendation" has the meaning set forth in Section 5.7(c).

        "Closing" has the meaning set forth in Section 2.4.

        "Closing Date" has the meaning set forth in Section 2.4.

        "Code" means the Internal Revenue Code of 1986.

        "Collaboration" has the meaning set forth in the recitals.

        "Collaboration Agreements" has the meaning set forth in the recitals.

        "Consent" means, with respect to a Contract, any consent or approval of any Person other than either party to this Agreement that, in accordance with the terms of such Contract, is required to be obtained for the assignment thereof to Buyer.

        "Contracts" means contracts, commitments, arrangements, agreements, leases, subleases, licenses, sublicenses, purchase orders for the sale or purchase of goods or services and any other understandings, in each case whether oral or written.

        "Control" including its various tenses and derivatives (such as "Controlled" and "Controlling") means (a) for purposes of the definition of Affiliate, a Person that (i) owns or controls, directly or indirectly, or has the ability to direct or cause the direction or control of, more than 50% of the voting equity of the other Person, or (ii) has the ability to direct, cause the direction of, or control the actions of such other Person, whether through direct or indirect ownership of voting equity, by Contract or otherwise and (b) when used with respect to any item of Intellectual Property, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to assign or grant a license, sublicense or other right to or under such Intellectual Property.

        "Copyrights" means all copyrights and database rights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof.

        "Dollars" or "$" means United States dollars.

        "Employee" means an individual who is currently providing services to Seller in respect of the Purchased Assets as an employee or consultant of Seller.

        "Employee Benefit Plan" means (i) each written employment, severance, change-in-control, retention, equity incentive, compensation or similar plan, program, agreement or arrangement covering one or more Employees of Seller; and (ii) each pension or other employee benefit plan of Seller.

        "End Date" has the meaning set forth in Section 8.1(b).

        "Environmental Laws" means any and all applicable laws (including common law), statutes, treaties, judicial decisions, regulations, rules, judgments, orders, decrees, writs, awards, injunctions, permits or governmental restrictions of any Governmental Authority, or any written agreement with any Governmental Authority, relating to the protection of the environment or natural resources, pollution or contaminants, hazardous wastes or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance, waste or material.

        "ERISA" means the Employee Retirement Income Security Act of 1974.

        "ERISA Affiliate" has the meaning set forth in Section 3.21(b).

        "Exchange Act" has the meaning set forth in Section 3.6.

        "Excluded Assets" has the meaning set forth in Section 2.2(c).

        "Excluded Intellectual Property" means all right, title and interest of Seller in and to Intellectual Property, relating exclusively to the Exploitation of (i) non-GlycoPEGylated glycolipids or oligosaccharides, in each case not attached to a peptide or protein, including the Patent Rights set forth on Schedule 1.1(b)(i), and (ii) the Patent Rights set forth on Schedule 1.1(b)(ii).

        "Excluded Liabilities" has the meaning set forth in Section 2.3(b).

        "Existing Confidentiality Agreement" means the Confidentiality and Non-Disclosure Agreement, dated as of March 18, 2008, by and between Buyer and Seller.

        "Exploit" or "Exploitation" means to make, have made, import, use, sell, offer for sale, or otherwise dispose of, including all discovery, research, development, registration, modification, enhancement, improvement, Manufacture, storage, formulation, optimization, importation, exportation, transportation, distribution, promotion and marketing activities related thereto.

        "FDA" means the United States Food and Drug Administration, or any successor agency thereto.

        "G-CSF" means any and all forms of granulocyte-colony stimulating factor, including full length G-CSF, truncated G-CSF, fusion proteins, fragments, derivatives, analogs, mutants, splice variants, and conjugates with other molecular entities such as proteins, peptides, organic or inorganic substances.

        "Governmental Authority" means any supra-national, federal, state, local or foreign government, legislature, governmental or administrative agency, department, commission, bureau, board, instrumentality, self-regulatory association or authority (including stock exchanges), court or other authority or tribunal of competent jurisdiction (including any arbitration or other alternative dispute forum), or any other governmental authority or instrumentality anywhere in the world.

        "Hazardous Substances" means any pollutant, contaminant, waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance, waste or material, or words of similar meaning, or any substance, waste or material having any constituent elements displaying any of the foregoing characteristics, including, without limitation, petroleum, petroleum products, petroleum hydrocarbons, petroleum by-products, crude oil, and any components, fractions or derivatives thereof, methyl tertiary butyl ether, ammonia, asbestos, urea, formaldehyde and polychlorinated biphenyls, and any substance, waste or material which is regulated as hazardous by any applicable Environmental Law.

        "Intellectual Property" means all intellectual property rights, whether registered or unregistered, including (a) Patent Rights, (b) Trademarks, (c) Know-How, (d) all completed or pending registrations, renewals or applications for registration or renewal of any of the foregoing, (e) copies and tangible embodiments of any of the foregoing (in whatever form or media) and (f) other tangible and intangible information or material.

        "Inventory" has the meaning set forth in Section 2.2(a)(iii).

        "Know-How" means any and all formulae, procedures, processes, methods, designs, know-how, trade secrets and other proprietary information, discoveries, licenses, software and source code, programs, prototypes, designs, techniques, ideas, concepts, data, engineering and Manufacturing information, electronic control circuits, specifications, diagrams, drawings, schematics, blueprints and parts lists and other proprietary information, rights and works of authorship, whether or not reduced to writing.

        "Lien" means any lien (statutory or otherwise), security interest, pledge, hypothecation, mortgage, assessment, lease, claim, levy, license, defect in title, charge, or any other third party right, license or property interest of any kind, or any conditional sale or other title retention agreement, right of first option, right of first refusal or similar restriction, any covenant not to sue, or any restriction on use, transfer, receipt of income or exercise of any other attribute of ownership or any agreement to give any of the foregoing in the future or similar encumbrance of any kind or nature whatsoever.

        "Magnolia" has the meaning set forth in Section 2.2(c)(ix).

        "Manufacture" and "Manufacturing" means, with respect to a product or compound, the manufacturing, processing, formulating, packaging, labeling, holding and quality control testing of such product or compound.

        "Material Adverse Effect" means any event, state of facts, circumstance, development, change or effect that, individually or in the aggregate with all other events, states of facts, circumstances, developments, changes or effects, (a) is materially adverse to the business, assets, liabilities, operations, condition (financial or otherwise), or results of operations of Seller, taken as a whole, (b) is materially adverse to the Purchased Assets, or (c) materially impacts, materially delays or prevents the consummation of the transactions contemplated hereby, other than, in the case of (a) or (c), any event, state of facts, circumstance, development, change or effect resulting from (i) changes in general economic market conditions, (ii) general changes or developments in the industries in which Seller operates; (iii) changes in the price or trading volume of Seller's common stock (provided that the underlying changes, events, occurrences, state of facts or developments that caused or contributed to any such change may otherwise be taken into consideration in determining whether a Material Adverse Effect has occurred), (iv) changes in U.S. GAAP, (v) that can be directly attributed to the announcement or performance of this Agreement and the transactions contemplated hereby, including compliance with the covenants set forth herein, or any action taken or omitted to be taken by Seller at the written request or with the prior written consent of Buyer, (vi) any failure by Seller to meet revenue or earnings projections, in and of itself (provided that the underlying changes, events, occurrences, states of facts or developments that caused or contributed to such failure to meet published revenue or earnings projections may otherwise be taken into consideration in determining whether a Material Adverse Effect has occurred); (vii) acts of war or terrorism or natural disasters, except, in the case of the foregoing clauses (i), (ii), (iii) and (vii) to the extent such changes or developments referred to therein have a disproportionate impact on Seller relative to other industry participants or would prevent or materially impair or materially delay the ability of Seller to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

        "Mutual Release Agreement" means the mutual release agreement to be entered into as of the Closing Date by and between Buyer and BGX.

        "Notice of Termination" has the meaning set forth in Section 8.2(a).

        "Novo Field of Use" means the discovery, research, development, commercialization or other Exploitation of any compound or product developed utilizing any Intellectual Property under the BGX Transferred Assets or the Purchased Assets, for the use in the prevention or treatment of acquired or hereditary hemorrhagic disorders as defined in WHO, ICD-10, Chapter III, D65 through D69, but does not include any compound or product comprising, derived from, or containing G-CSF or any erythropoietin.

        "NRC License Agreement" means the License Agreement with the National Research Council of Canada, dated May 26, 2000 and amended June 15, 2005.

        "Order" means any writ, judgment, decree, injunction or similar order, including consent orders, of any Governmental Authority (in each such case whether preliminary or final).

        "Patent Rights" means individually and collectively any and all patents and/or patent applications and provisional applications, all inventions disclosed therein, and any and all continuations, continuations-in-part, continued prosecution applications, divisions, renewals, patents of addition, reissues, confirmations, registrations, revalidations, revisions and re-examinations thereof, utility models, petty patents, design registrations and any all patents issuing therefrom and any and all foreign counterparts thereof and extensions of any of the foregoing, including under the United States Patent Term Restoration Act, and Supplementary Protection Certificates (SPCs) according to Counsel Regulation (EEC) No. 1768/92 and similar extensions for other patents under any Applicable Laws.

        "Permits" has the meaning set forth in Section 3.5.

        "Permitted Liens" means (a) Liens for Taxes not yet due and payable and (b) statutory worker's, carrier's, mechanic's, materialmen's, and similar Liens arising in the ordinary course of business and consistent with past practice and that are not delinquent.

        "Person" means a human being, labor organization, partnership, firm, enterprise, association, joint venture, corporation, limited liability company, cooperative, legal representative, foundation, society, political party, estate, trust, trustee, trustee in bankruptcy, receiver or any other organization or entity whatsoever, including any Governmental Authority.

        "Post-Closing Confidentiality Agreement" has the meaning set forth in Section 5.2.

        "Post-Closing Tax Period" has the meaning set forth in Section 5.8(b).

        "Pre-Closing Tax Period" means (a) any Tax period ending on or before the Closing Date and (b) with respect to a Tax period that commences on or before the Closing Date but ends thereafter, the portion of such period up to and including the Closing Date.

        "Proxy Statement" has the meaning set forth in Section 3.4.

        "Purchase Price" has the meaning set forth in Section 2.1(a)(i).

        "Purchase Price Allocation" has the meaning set forth in Section 2.6(a).

        "Purchased Assets" has the meaning set forth in Section 2.2(a).

        "Reagents" means the enzymes and sugar nucleotides that are (i) Manufactured for the Collaboration or (ii) solely related to the use of the Transferred Intellectual Property within the Novo Field of Use, in each case to be transferred to Buyer in accordance with the Transition Plan.

        "Recommendation" has the meaning set forth in Section 3.2(a).

        "Related Documents" means, other than this Agreement, all agreements, certificates and documents signed and delivered by either party in connection with this Agreement, exclusive of the BGX Asset Purchase Agreement and any related or ancillary documents thereto.

        "Required Consents" has the meaning set forth in Section 3.5.

        "Required License Agreements" shall mean (i) the Exclusive License Agreement for Method of Producing Secretable Glycosyltransferases and Golgi Processing Enzymes and Production of Soluble Recombinant Beta-Galactoside Alpha-2,3 Sialyltransferase between The Regents of the University of

California and Cytel Corporation, dated February 25, 1999, as amended March 23, 1999 to substitute Seller for Cytel, as amended December 8, 2003, as amended January 24, 2005, as amended March 23, 2005, (ii) the License Agreement between New England Biolabs Inc. and Seller, dated March 10, 2004, as amended March 10, 2005 and (iii) the Amended and Restated License Agreement, with effective date August 1, 2003, by and between Seller and The Regents of the University of Michigan.

        "Required Licensors" shall mean The Regents of the University of California, New England Biolabs Inc. and The Regents of the University of Michigan.

        "Required Stockholder Vote" has the meaning set forth in Section 3.2(b).

        "SEC" means the United States Securities and Exchange Commission.

        "Securities Act" has the meaning set forth in Section 3.6.

        "Seller" has the meaning set forth in the preamble hereof.

        "Seller Collaboration Activities" means those tests, studies and other activities conducted by or on behalf of Seller under or in connection with or related to the Collaboration Agreements.

        "Seller Commission Filings" has the meaning set forth in Section 3.8.

        "Seller Financials" has the meaning set forth in Section 3.9.

        "Seller License Agreement" has the meaning set forth in Section 6.4(a)(ii).

        "Seller's Financial Advisor" means RBC Capital Markets Corporation.

        "Seller's Knowledge" (and similar phrases) means the actual knowledge of any executive officer or director of Seller, Dori Mansur Ratka, Deputy General Counsel of Seller, or Rachel Rondinelli, Senior Director of Intellectual Property of Seller, after making due inquiry of the Employees having primary responsibility for such matter, and the knowledge any executive officer or director of Seller, Dori Mansur Ratka or Rachel Rondinelli would have had if he or she had performed his or her services and duties in the ordinary course of business on behalf of Seller in a reasonably diligent manner.

        "Seller Stockholders Meeting" has the meaning set forth in Section 5.4(c).

        "Subsidiary" means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries.

        "Superior Acquisition Proposal" means any unsolicited Acquisition Proposal made by a third party for consideration to Seller's stockholders or Board of Directors providing for the payment or exchange of cash and/or securities for all of the shares of Seller's capital stock then outstanding or all or substantially all the assets of Seller (other than the asset sale and related transactions contemplated by the BGX Asset Purchase Agreement), which the Board of Directors of Seller, acting in its good faith judgment in accordance with Section 5.7(h), determines (a) is superior to Seller's stockholders from a financial point of view to the transactions contemplated by this Agreement and the Related Documents, (b) is reasonably likely to be consummated on its terms, taking into account all legal, financial, regulatory and other aspects of the proposal and (c) if providing for the payment of cash to Seller or its stockholders, is supported by fully-committed financing, subject to customary conditions.

        "Supply Agreement" means the Supply Agreement, dated July 12, 2007, by and between Buyer and Seller.

        "Tail Policy" has the meaning set forth in Section 5.14.

        "Tax" or "Taxes" means any and all taxes, assessments, levies, tariffs, duties or other charges or impositions in the nature of a tax (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority, including income, estimated income, gross receipts, profits, business, license, occupation, franchise, capital stock, real or personal property, sales, use, transfer, value added, employment or unemployment, social security, disability, alternative or add-on minimum, customs, excise, stamp, environmental, commercial rent or withholding taxes, and shall include any liability for Taxes of any other Person under Applicable Law by contract or otherwise.

        "Tax Return" means any return, declaration, report, claim for refund, information return or statement relating to Taxes, including any schedule or attachment thereto, filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment or collection of any Tax and shall include any amended returns.

        "Trademark" means (a) any word, name, symbol, color, designation or device or any combination thereof, including any trademark, trade dress, brand mark, trade name, domain name, brand name, logo or business symbol; (b) all registrations and applications for any of the foregoing; (c) all goodwill associated with any of the foregoing; and (d) all rights and priorities connected with the foregoing afforded under Applicable Law.

        "Transfer Date" means with respect to an Assumed Contract requiring a Consent, the date such Consent is obtained and such Assumed Contract is duly assigned to Buyer.

        "Transferred Copyrights" means all Copyrights Controlled by Seller as of the Closing Date which relate to any Transferred Patent Rights, the Collaboration or the Novo Field of Use.

        "Transferred Intellectual Property" means the (a) Transferred Patent Rights, (b) Transferred Know-How, (c) Transferred Trademarks, (d) Transferred Copyrights, and (e) Transferred Reagent Intellectual Property.

        "Transferred Know-How" means all Know-How Controlled by Seller as of the Closing Date which relates to any of the Transferred Patent Rights, the Novo Field of Use or the Collaboration.

        "Transferred Patent Rights" means (i) all Patent Rights Controlled by Seller that relate to the Collaboration or the Novo Field of Use including those Patent Rights listed on Schedule 1.1(a); and (ii) all Patent Rights Controlled by Seller which, due to the requirement to maintain common ownership of patents or patent applications linked by a valid terminal disclaimer under the laws of the United States or under the laws now in effect or hereinafter enacted in any jurisdiction, are required to be owned by the same Person as any Patent Rights set forth in clause (i).

        "Transferred Reagent Intellectual Property" means all Intellectual Property Controlled by Seller in the Novo Field of Use that covers the Reagents.

        "Transferred Trademarks" means all Trademarks Controlled by Seller that relate to the Collaboration or the Novo Field of Use listed on Schedule 1.1(c).

        "Transfer Taxes" has the meaning set forth in Section 5.8(a).

        "Transition Plan" has the meaning set forth in Section 2.2(b).

        "U.S. GAAP" has the meaning set forth in Section 3.9.

        Section 1.2.    Interpretation.

          (a)    Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

          (b)    Except as otherwise expressly provided in this Agreement or as the context otherwise requires, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) "or" and "any" are not exclusive and the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation;" (iii) a reference to any Contract includes amendments, modifications and supplements made from time to time in accordance with the terms thereof, provided that with respect to any Contract listed on any Schedule, all such amendments, modifications or supplements must also be listed in the appropriate Schedule; (iv) a reference to an Applicable Law includes any amendment or modification to such Applicable Law; (v) a reference to a Person includes its successors, heirs and permitted assigns; (vi) a reference to one gender shall include any other gender; (vii) a reference in this Agreement to an Article, Section, Exhibit or Schedule is to the referenced Article, Section, Exhibit or Schedule of this Agreement; (viii) "hereunder," "hereof," and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision; and (ix) "commercially reasonable efforts" of a party to this Agreement shall be construed as the efforts that a prudent Person in such party's industry, desirous of achieving a result, would use in similar circumstances to achieve that result as expeditiously as possible.

          (c)    The parties hereto agree that they have been represented by counsel during the negotiation, drafting, preparation and execution of this Agreement and, therefore, waive the application of any Applicable Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

ARTICLE II
PURCHASE AND SALE

        Section 2.1.    Purchase and Sale of Assets; Purchase Price.

          (a)    Pursuant to the terms and subject to the conditions of this Agreement, at the Closing, Seller shall sell, convey, deliver, transfer and assign to Buyer, free and clear of all Liens (other than Permitted Liens), and Buyer shall purchase, take delivery of and acquire from Seller, all of Seller's right, title and interest in, to and under all of the Purchased Assets. In consideration of the sale, conveyance, delivery, transfer, and assignment of the Purchased Assets to Buyer and Seller's other covenants and obligations hereunder, at the Closing and pursuant to the terms and subject to the conditions hereof, Buyer shall:

              (i)  pay Seller an amount equal to $21,000,000.00 (the "Purchase Price"); and

             (ii)  assume the Assumed Liabilities.

          (b)    Buyer shall deliver the Purchase Price, by wire transfer of immediately available funds to the account set forth on Schedule 6.4(b)(i).

        Section 2.2.    Purchased Assets; Excluded Assets.

          (a)    The term "Purchased Assets" means all of Seller's right, title and interest in and to all properties and assets (tangible or intangible) used in or generated under or in connection with the Collaboration Agreements, other than the Excluded Assets (as set forth in Section 2.2(c)), including the following:

              (i)  the Transferred Intellectual Property;

             (ii)  all tangible embodiments of the Transferred Intellectual Property, such as Books and Records, including original files of any Transferred Patent Rights, and copies of any information relating to any Tax imposed on the Transferred Intellectual Property;

            (iii)  all right, title and interest in and to all inventory of any Reagents in Seller's possession or control as of the Closing Date (collectively, the "Inventory");

            (iv)  all rights in, under and to the Contracts set forth in Schedule 2.2(a)(iv) (collectively, the "Assumed Contracts"), including all rights to receive goods and services purchased pursuant to such Contracts, Contracts by which Seller Controls any Transferred Intellectual Property, and rights to assert claims and take other actions in respect of breaches or other violations of the foregoing; and

             (v)  all claims, counterclaims, credits, causes of action, rights of recovery, and rights of indemnification or setoff against third parties, insurance benefits and other claims exclusively or primarily relating to the Seller Collaboration Activities, any Purchased Assets or the Assumed Liabilities and all other intangible property rights that relate to the Seller Collaboration Activities, any Purchased Assets or the Assumed Liabilities.

          (b)    Transition Plan.    Buyer, Seller and BGX shall cooperate in the transfer of the tangible embodiments of the Transferred Intellectual Property and Books and Records included in the Purchased Assets that are to be delivered to Buyer at Closing in accordance with Section 2.2 and the written transition plan as set forth on Schedule 2.2(b) (as the same may be amended from time to time prior to the Closing Date by written agreement of Seller and Buyer, the "Transition Plan"). The Transition Plan, as amended through the Closing Date, sets forth the full and complete delivery requirements of Seller with respect to the Purchased Assets hereunder. Any copying fees and expenses relating to the Purchased Assets incurred in connection with the Transition Plan or the implementation thereof shall be borne by Seller and any transportation or shipping fees relating to the Purchased Assets shall be borne by Buyer. In accordance with the Transition Plan, Seller will cooperate with any reasonable arrangements agreed upon by Buyer and BGX with respect to ensuring access following the Closing to Books and Records embodied in electronic databases or other formats that cannot reasonably be divided or copied.

          (c)    Notwithstanding Section 2.2(a), Buyer shall not acquire from Seller pursuant to this Agreement any of the following assets of Seller (the "Excluded Assets"):

              (i)  all assets to be transferred to BGX pursuant to the BGX Asset Purchase Agreement (the "BGX Transferred Assets");

             (ii)  all cash, cash equivalents, investments, securities and bank or other deposit accounts of Seller;

            (iii)  any refunds, claims for refunds or rights to receive refunds from any Governmental Authority with respect to Taxes paid or to be paid by Seller;

            (iv)  all tangible assets and properties including equipment, supplies, raw materials, accessories, tooling, tools, fixtures and furniture, wherever located, other than the Inventory and the Books and Records;

             (v)  other than the copies of any Tax records described in Section 2.2(a)(ii), any records (including accounting records) related to Taxes paid or payable by Seller and all financial and Tax records that form part of the general ledger of Seller;

            (vi)  all insurance benefits, including rights and proceeds, arising from or relating to the Excluded Assets or the Excluded Liabilities;

           (vii)  Seller's certificate of incorporation, bylaws, minute books, stock records and corporate seal;

          (viii)  any Contract that is not an Assumed Contract;

            (ix)  any right relating to Magnolia Nutritionals LLC ("Magnolia")

             (x)  any right, title or interest to the Excluded Intellectual Property; and

            (xi)  any of the rights of Seller under this Agreement and the Related Documents.

        Section 2.3.    Assumed Liabilities; Excluded Liabilities.

          (a)    Assumed Liabilities.    Pursuant to the terms and subject to the conditions of this Agreement, at the Closing, Seller shall sell, convey, transfer and assign to Buyer, and Buyer shall assume from Seller, the Assumed Liabilities. "Assumed Liabilities" means (i) performance obligations arising under the Assumed Contracts accruing with respect to the period commencing, as applicable, after the Closing Date or the Transfer Date (if Consent to assignment thereof is required) (other than liabilities or obligations attributable to any failure by Seller to comply with the terms thereof); or (ii) all other liabilities related to the Purchased Assets to the extent incurred after the Closing Date. Notwithstanding any other provision of this Agreement, Buyer does not assume and has no responsibility for any liabilities or obligations of Seller other than the Assumed Liabilities specifically identified in this Section 2.3(a).

          (b)    Excluded Liabilities.    Notwithstanding any provision in this Agreement or any other writing to the contrary, neither Buyer nor any of its Affiliates is assuming any liability or obligation of Seller (or any predecessor of Seller or any prior owner of all or part of its businesses or assets) of whatever nature, whether presently in existence or arising hereafter, other than the Assumed Liabilities. All such liabilities and obligations shall be retained by and remain obligations and liabilities of Seller (all such liabilities and obligations not being assumed being herein referred to as the "Excluded Liabilities"). Notwithstanding any provision in this Agreement or any other writing to the contrary and without limiting the generality of the term "Excluded Liabilities", the Excluded Liabilities shall include:

              (i)  all liabilities and obligations of Seller, or any member of any consolidated, affiliated, combined or unitary group of which Seller is or has been a member for Taxes; provided that Transfer Taxes incurred in connection with the transactions contemplated by this Agreement and Apportioned Obligations shall be paid in the manner set forth in Section 5.8(b) and (c) hereof;

             (ii)  all liabilities and obligations relating to employee benefits or compensation arrangements in relation to Seller or the Business, whether relating or attributable to, or arising during, the period before or after Closing, including all liabilities or obligations under any employee benefit agreements, retention, severance or other plans or other arrangements, whether or not under Employee Benefit Plans;

            (iii)  all liabilities and obligations arising from any Action relating to Seller, the Business or the Purchased Assets pending before any arbitrator or Governmental Authority;

            (iv)  all liabilities and obligations relating to or arising from any presently or formerly owned, operated or leased asset, property or business of Seller that is not a Purchased Asset, whether relating or attributable to, or arising during, the period before or after Closing; and

             (v)  all liabilities and obligations relating or attributable to, or arising during, the operation of the Business and any owned, leased or operated Purchased Asset prior to Closing, including in relation to any contract (including any Assumed Contract), agreement, lease, license, commitment, sales or purchase order or other instrument or in relation to Magnolia.

        Section 2.4.    Closing.    Pursuant to the terms and subject to the conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Morgan Lewis & Bockius LLP, 502 Carnegie Center, Princeton, NJ 08540, at 10:00 a.m. local time within five (5) Business Days following the satisfaction or waiver of all of the conditions or obligations set forth in Article VI, or such other time and place as Buyer and Seller may agree to in writing (such date, the "Closing Date").

        Section 2.5.    Procedures for Certain Purchased Assets Not Freely Transferable.    Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall not constitute an agreement to assign any Purchased Asset or any claim or right or any benefit arising thereunder or resulting therefrom if such assignment, without the consent of a third party thereto, would constitute a breach or other contravention of such Purchased Asset or in any way adversely affect the rights of Buyer or Seller thereunder. Seller and Buyer will use their commercially reasonable efforts (but without any payment of money by Seller or Buyer) to obtain the consent of any third parties to any such Purchased Asset or any claim or right or any benefit arising thereunder for the assignment thereof to Buyer as Buyer may request. If such consent is not obtained, or if an attempted assignment thereof would be ineffective or would adversely affect the rights of Seller thereunder so that Buyer would not in fact receive all such rights, Seller and Buyer will cooperate in a mutually agreeable arrangement under which Buyer would obtain the benefits and assume the obligations thereunder in accordance with this Agreement, including sub-contracting, sub-licensing, or sub-leasing to Buyer, or under which Seller would enforce for the benefit of Buyer, with Buyer assuming Seller's obligations, any and all rights of Seller against a third party thereto, so long as such arrangement does not limit the liquidation contemplated by Section 6.6. Seller will promptly pay to Buyer when received all monies received by Seller under any Purchased Asset or any claim or right or any benefit arising thereunder, except to the extent the same represents an Excluded Asset. In such event, Seller and Buyer shall, to the extent the benefits therefrom and obligations thereunder have not been provided by alternate arrangements satisfactory to Buyer and Seller, negotiate in good faith an adjustment in the consideration paid by Buyer for the Purchased Assets.

        Section 2.6.    Purchase Price Allocation.

          (a)    Prior to the Closing Date, Buyer shall provide to Seller copies of IRS Form 8594 and any required exhibits (the "Purchase Price Allocation") setting forth Buyer's proposed allocation of the Purchase Price (including the Assumed Liabilities, to the extent properly taken into account under Section 1060 of the Code) in accordance with Section 1060 of the Code. Within 20 days after the receipt of the Purchase Price Allocation, Seller shall propose to Buyer any changes to the Purchase Price Allocation or shall be deemed to have indicated its concurrence therewith. Buyer and Seller shall endeavor in good faith to resolve any differences with respect to the Purchase Price Allocation within 20 days after Buyer's receipt of notice of objection from Seller.

          (b)    If Seller objects to the Purchase Price Allocation within the period provided in Section 2.6(a) and Buyer and Seller are unable to resolve any differences that, in the aggregate, are material in relation to the Purchase Price, then any remaining disputed matters shall be finally and conclusively determined by an independent accounting firm of recognized national standing selected by Buyer and Seller, which firm shall not be the regular auditing firm of Buyer or Seller. Promptly, but not later than 20 days after its acceptance of its appointment, such accounting firm shall determine (based solely on presentations by Buyer and Seller and not by independent review) only those matters in dispute and shall render a written report as to the disputed matters and the resulting allocation of the Purchase Price and the Assumed Liabilities, which report shall be conclusive and binding upon the parties. Buyer and Seller shall, subject to the requirements of Applicable Law, file all Tax Returns and reports consistent with the allocation provided in the Purchase Price Allocation as determined by such accounting firm. The fees and expenses of such accounting firm shall be shared equally by Buyer and Seller.

          (c)    Seller and Buyer agree to act in accordance with the Purchase Price Allocation in any Tax Return, including any forms or reports required to be filed pursuant to Section 1060 of the Code or any provisions of any comparable Applicable Law, unless there has been a final "determination," as defined in Section 1313(a) of the Code, in which the allocation is modified. Buyer and Seller shall cooperate in the preparation of such Tax Returns and file such forms as may be required by Applicable Law. Neither Buyer nor Seller shall take a position inconsistent therewith upon examination of any Tax Return, in any refund claim, or in any litigation or investigation, without the prior written consent of the other party, except as required by Applicable Law. In the event that the Purchase Price Allocation is disputed by any Governmental Authority, the party receiving notice of the dispute shall promptly notify the other party hereto in writing of such notice and resolution of the dispute.

        Section 2.7.    Books and Records.    Subject to the Post-Closing Confidentiality Agreement and the Transition Plan, Buyer agrees and acknowledges that Seller may retain photocopies or other duplications of any and all Books and Records for Tax, regulatory, accounting, or other legitimate business purposes.

        Section 2.8.    Privileges.    Buyer acknowledges that the Purchased Assets include certain attorney work product protections, attorney-client privileges and similar legal protections and privileges with which Seller may be entitled in connection with the Purchased Assets or Assumed Liabilities, including the freedom to operate opinions listed on Schedule 2.8. Accordingly, Seller is not waiving, and shall not be deemed to have waived or diminished, any of its attorney work product protections, attorney-client privileges or similar protections or privileges with respect to the items listed on Schedule 2.8, to the extent allowed by Applicable Law, as a result of the disclosure of information to Buyer and its representatives in connection with this Agreement and the transactions contemplated by this Agreement. Seller and Buyer (i) share a common legal and commercial interest in all of the information and communications that may subject to such protections and privileges, (ii) are or may become joint defendants in Actions to which such protections and privileges may relate and (iii) intend that such protections and privileges remain intact should either party become subject to any actual or threatened Actions to which such information or communications relate. Seller agrees that it shall have no right or power after the Closing Date to waive any such protection or privilege included in any of the Purchased Assets and Seller shall take all actions reasonably requested by Buyer, at the expense of Buyer, in order to permit Buyer, at its sole discretion, to preserve or waive any such protection or privilege.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER

        Seller represents and warrants to Buyer that each statement contained in this Article III is true and correct as of the date hereof and as of the Closing Date, with each such representation and warranty subject to the disclosure Schedules of Seller referenced in such representation or warranty.

        Section 3.1.    Organization, Standing and Power.    Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority and all material governmental licenses, authorizations, permits, consents and approvals required to own, lease and operate its properties and to carry on its business as now being conducted. Seller is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is necessary because of the property owned, leased or operated by it or because of the nature of its business as now being conducted, except where any failure, individually or in the aggregate, to be so qualified or in good standing does not or could not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.1, Seller has no, and since January 1, 2002 has not had, any Subsidiaries or Affiliates. Magnolia has no rights to, under or in connection with the Purchased Assets.

        Section 3.2.    Authority; Binding Agreements.

          (a)    The Board of Directors of Seller, at a meeting thereof duly called and held, has duly adopted resolutions by the requisite majority vote approving this Agreement, the Related Documents and the transactions contemplated hereby and thereby determining that the terms and conditions of this Agreement, the Related Documents and the transactions contemplated hereby and thereby are in the best interests of Seller and its stockholders, and recommending that Seller's stockholders authorize the transactions contemplated by this Agreement and the Related Documents (the "Recommendation"). The foregoing resolutions of the Board of Directors of Seller have not been modified, supplemented or rescinded and remain in full force and effect as of the date hereof. The Board of Directors of Seller has received an opinion of Seller's Financial Advisor to the effect that, as of the date of such opinion, the terms and conditions of the transactions contemplated by this Agreement and the Related Documents are fair, from a financial point of view, to Seller. The foregoing opinion has not been modified, supplemented or rescinded prior to the date of this Agreement.

          (b)    No stockholder or other equityholder approval is required on behalf of Seller for the execution, delivery or performance of this Agreement, the Related Documents or any of the transactions contemplated hereby or thereby, other than the affirmative vote of the holders of a majority of the outstanding shares of Seller's common stock (the "Required Stockholder Vote"). Subject to obtaining the Required Stockholder Vote, the execution and delivery by Seller of this Agreement and the Related Documents to which it is or will become a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of Seller. Seller has all requisite corporate power and authority to enter into this Agreement and the Related Documents to which it is or will become a party and, subject to obtaining the Required Stockholder Vote, to consummate the transactions contemplated hereby and thereby, and this Agreement and such Related Documents have been, or upon execution and delivery thereof will be, duly executed and delivered by Seller. This Agreement and the Related Documents to which Seller is or will become a party are, or upon execution and delivery by Seller thereof will be, the valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except to the extent that enforceability is limited by bankruptcy, insolvency or similar laws affecting creditors' rights and remedies by equitable principles.

        Section 3.3.    Conflicts.    The execution, delivery and performance by Seller of this Agreement and the Related Documents to which it is or will become a party and the consummation of the transactions contemplated hereby and thereby do not and will not:

          (a)    conflict with or result in a breach of the certificate of incorporation, bylaws or other constitutive or organizational documents of Seller;

          (b)    conflict with, result in a default or give rise to any right of termination, cancellation, modification or acceleration under any material note, bond, lease, mortgage, indenture, Contract or other instrument or obligation to which Seller is a party, or by which Seller, the Collaboration or any of the Purchased Assets may be bound or affected, except as set forth on Schedule 3.3(b) ;

          (c)    assuming the Required Stockholder Vote is obtained and the filings referred to in Section 5.4 are made, conflict with or violate in any material respect any Applicable Law with respect to Seller, the Business or any of the Purchased Assets; or

          (d)    result in the creation or imposition of any Lien (other than Permitted Liens) upon any Purchased Asset.

        Section 3.4.    Governmental Authorizations.    No consent, approval or authorization of, or registration, declaration or other similar action in respect of, or filing with, any Governmental

Authority is required to be obtained or made by or with respect to Seller in connection with the execution, delivery and performance of this Agreement, the Related Documents or the consummation of the transactions contemplated hereby and thereby, other than (i) a proxy statement related to the Seller Stockholders Meeting (together with any amendments thereof or supplements thereto, the "Proxy Statement"), (ii) compliance with the rules of The Nasdaq Stock Market Inc., (iii) any notices, applications, authorizations or licenses required under Directive 2001/83/EC, Regulation (EC) No. 726/2004, each as amended, and relevant national implementations thereof and (iv) those that may be required solely by reason of Buyer's (as opposed to any other third party's) participation in the transactions contemplated by this Agreement and the Related Documents.

        Section 3.5.    Licenses and Permits.    Schedule 3.5(a) correctly describes each license, franchise, permit, certificate, approval or other similar authorization affecting, or relating to Seller, the Business or the Purchased Assets (the "Permits"), including environmental Permits, together with the name of the Governmental Authority issuing such Permit. The Permits are valid and in full force and effect. Seller is not in default, and no condition exists that with notice or lapse of time or both would constitute a default, under the Permits. Schedule 3.5(b) sets forth each Permit which requires a consent or other action by any Person as a result of the execution, delivery and performance of this Agreement, except such consents or actions as would not, individually or in the aggregate, have a Material Adverse Effect if not received or taken by the Closing Date (the "Required Consents"). None of the Permits will, assuming the related Required Consents have been obtained prior to the Closing Date, be terminated or impaired or become terminable, in whole or in part, as a result of the transactions contemplated hereby.

        Section 3.6.    Proxy Statement.    None of the information supplied or to be supplied by or on behalf of Seller for inclusion or incorporation by reference in, and that is included or incorporated by reference in the Proxy Statement or any amendment or supplement thereto, will, at the time of mailing of the Proxy Statement to Seller's stockholders or at the time of the Seller Stockholders Meeting or any other meeting of Seller's stockholders to be held in connection with the transactions contemplated hereby, contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement and the furnishing thereof by Seller will comply in all respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the General Corporation Law of the State of Delaware, as applicable.

        Section 3.7.    Good Title.    Except as set forth on Schedule 3.7, (a) Seller has good and marketable title to, or valid contract rights to, as applicable, all of the Purchased Assets free and clear of all Liens (other than Permitted Liens), and has the power and right to sell, convey, deliver, transfer and assign to Buyer, as applicable, the Purchased Assets, (b) to Seller's Knowledge, there are no adverse claims of ownership to the Purchased Assets, and (c) Seller has not received written notice that any Person has asserted a claim of ownership or right of possession or use in or to any of the Purchased Assets. At the Closing, Seller will transfer to Buyer, good and marketable title to, or valid contract rights to, as applicable, all of the Purchased Assets, free and clear of all Liens (other than Permitted Liens).

        Section 3.8.    SEC Filings.    Seller agrees to timely file all reports, registration statements, proxy statements and other documents (including exhibits and in each case together with all amendments thereto) (such reports, registration statements, proxy statements and all other documents, together with any amendments thereto, are collectively referred to as the "Seller Commission Filings"). The Seller Commission Filings filed with the Commission constitute, and the Seller Commission Filings to be made after the date hereof and on or before the Closing Date will constitute, all of the documents (other than preliminary materials) that Seller was or will be required to file with the Commission from January 1, 2005, to the date hereof and the Closing Date, respectively. As of their respective filing dates (or if amended or superseded by a filing date, then on the filing date of such amending or superseding filing), the Seller Commission Filings (i) were, and will be, prepared in accordance, and complied, or will comply, in all material respects, with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission thereunder applicable to such Seller Commission Filings and (ii) did not, and will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        Section 3.9.    Financial Statements.    Each of the audited consolidated financial statements and unaudited interim financial statements (including, in each case, any related notes thereto) contained (or to be contained) in the Seller Commission Filings (the "Seller Financials"), as of their respective filing dates, (i) complied, or will comply, in all material respects with the published rules and regulations of the Commission with respect thereto, (ii) was, or will be, prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP") applied on a consistent basis (except as may be indicated in the notes thereto) and (iii) fairly presented, or will present, in all material respects the consolidated financial position of Seller as at the respective dates thereof and the results of Seller's operations and cash flows for the periods indicated, except that the unaudited interim financial statements may not contain footnotes and were or are subject to normal and recurring year-end adjustments.

        Section 3.10.    No Undisclosed Material Liabilities.    There are no liabilities or obligations of Seller or the Business (or otherwise relating to the Purchased Assets) of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances, which could reasonably be expected to result in such a liability or obligation, except as and to the extent (i) disclosed on Schedule 3.10, (ii)  provided for in the audited balance sheet of Seller as at December 31, 2007 (the "Seller Balance Sheet") or in the notes thereto and (iii) other undisclosed liabilities which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

        Section 3.11.    Absence of Changes.    Except as otherwise disclosed in the Seller Commission Filings filed prior to the date of this Agreement or as set forth in Schedule 3.11, since January 1, 2008 there has not been any change, and no event has occurred and no condition exists, that individually or together with all other such changes, events and conditions, has had or would reasonably be expected to have a Material Adverse Effect. Since January 1, 2002, Seller has not conducted any business operations other than as disclosed in the Seller Commission Filings.

        Section 3.12.    Intellectual Property.

          (a)    Schedule 3.12(a) sets forth a true, accurate and complete list of all registrations, applications for registration and similar filings with any Governmental Authority relating to the Transferred Intellectual Property owned by, Controlled by, or otherwise in the possession of, Seller (which Schedule identifies the applicable serial or other identifying number, country, filing, expiration date and title, if applicable) except for any such registrations or filings that are or were owned or Controlled by Buyer in connection with the Collaboration. Seller has provided true, accurate and complete copies of all such registrations, applications and similar filings to Buyer, and has taken all action necessary to prosecute all of Seller's existing applications and to maintain all such registrations in full force and effect, including having paid all required maintenance fees, and has not taken or failed to take any action that could reasonably be expected to have the effect of waiving any rights to the Transferred Intellectual Property. Each such registration, application and similar filing has been prosecuted in material compliance with all applicable rules, policies, and procedures of the United States Patent and Trademark Office or applicable foreign patent agencies and, to Seller's Knowledge, there is no material prior art relevant thereto or other impediment that may render the claims invalid or unenforceable.

          (b)    Schedule 3.12(b) sets forth a true, accurate and complete list of all Contracts to which Seller is a party or otherwise bound and pursuant to which Seller grants the right to use, or a covenant not to be sued under, any Transferred Intellectual Property or obtains the right to use, or a covenant not to be sued under, any Intellectual Property used in or necessary for the conduct of the Seller Collaboration Activities.

          (c)    Except for third party rights under the Assumed Contracts or as set forth on Schedule 3.12(c), (i) the Transferred Intellectual Property is, to Seller's Knowledge, enforceable and valid and (ii) none of the Transferred Intellectual Property is the subject of (A) any pending Action (including, with respect to Patent Rights, inventorship challenges, interferences, reissues, reexaminations and oppositions or similar Actions) or any Order or other agreement to which Seller is a party restricting (x) the use of any Transferred Intellectual Property in connection with the Collaboration as it has been or is presently conducted by Seller or, to Seller's Knowledge, by Buyer, or (y) the assignment, disclosure or license thereof by Seller, or (B) any Action or claim of infringement made in writing, any pending Action to which Seller is a party or, to Seller's Knowledge, any threatened Action or claim. Except as set forth on Schedule 3.12(c), there have been no settlements or agreements reached with respect to any such Actions related to the Transferred Intellectual Property.

          (d)    Except as set forth on Schedule 3.12(d), Seller has not granted any Person any license, right, right of use or other similar rights with respect to any of the Transferred Intellectual Property. Except as set forth on Schedule 3.12(d), the Transferred Intellectual Property and the Intellectual Property licensed to Seller pursuant to the Assumed Contracts together constitute all the Intellectual Property (other than off-the-shelf software, off-the-shelf research tools and commercially available materials) necessary to, or used in, the conduct of the Collaboration as it has been and is now being conducted by Seller or, to Seller's Knowledge, by Buyer. To Seller's Knowledge, there is no unauthorized use, infringement, misappropriation or violation of any of the Transferred Intellectual Property by any Person. The Collaboration, as it has been and is now being conducted by Seller, and, to Seller's Knowledge, by Buyer, does not presently and, to Seller's Knowledge, will not, infringe or misappropriate or otherwise violate, as applicable, the Intellectual Property of any Person, and Seller has not received any written notice from any Person regarding, and has no Knowledge of, any claim or assertion to the contrary.

          (e)    Except as set forth on Schedule 3.12(e) and except for third party rights under the Assumed Contracts, Seller is the sole owner of all Transferred Intellectual Property and holds all right, title and interest in and to all Transferred Intellectual Property, free and clear of any Lien (other than Permitted Liens). In each case where any registration or application for registration of any Transferred Intellectual Property is held by assignment, the assignment has been duly recorded with the applicable Governmental Authority. All issuance, renewal, maintenance and other material payments that are or have become due with respect to the Transferred Intellectual Property have been timely paid by or on behalf of Seller. All documents, certificates and other material in connection with the Transferred Intellectual Property have, for the purposes of maintaining such Transferred Intellectual Property, been filed in a timely manner with the relevant Governmental Authorities.

          (f)    Seller has taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all Know-How that is material to the Seller Collaboration Activities and the value of which to Seller is contingent upon maintaining the confidentiality thereof and no such Know-How has been disclosed other than to employees, representatives and agents of Seller or potential and actual collaboration partners, all of whom are bound by confidentiality obligations.

        Section 3.13.    Contracts.

          (a)    Schedule 2.2(a)(iv) sets forth the list of Assumed Contracts, including all license agreements in respect of any of the Transferred Intellectual Property. Seller has made available to Buyer true, accurate and complete copies of the Assumed Contracts, including all amendments, modifications and waivers relating thereto.

          (b)    Except for the Assumed Contracts and as set forth on Schedule 3.13(b), Seller is not a party to, or bound by, any agreement or arrangement that limits or otherwise restricts the freedom of Seller to own, operate, sell, transfer, pledge or otherwise dispose of or encumber any Purchased Assets that could, after Closing, so limit the freedom of Buyer.

          (c)    All Assumed Contracts are, and on the Closing Date all Assumed Contracts will be, (i) in full force and effect, (ii) the valid and binding obligations of Seller and, to Seller's Knowledge, the other parties thereto and (iii) enforceable in accordance with their respective terms, except to the extent that enforceability is limited by bankruptcy, insolvency or similar laws affecting creditors' rights and remedies by equitable principles. There exists no default, or any event which upon notice or the passage of time, or both, could reasonably be expected to give rise to any default, in the performance by Seller or, to Seller's Knowledge, by any other party under any Assumed Contract. Seller has not received any notice, nor does Seller have any Knowledge, that any party to any of the Assumed Contracts intends to cancel or terminate any Assumed Contract or has or intends to submit to Seller any claim of material breach by any such party with respect to the performance of Seller's obligations under any such Assumed Contract. Schedule 3.3(b) sets forth the list of those Assumed Contracts for which Consents are required to assign such Assumed Contracts to Buyer. None of the Assumed Contracts have been entered into by Seller other than in the ordinary course of its business or other than on an arm's length basis.

        Section 3.14.    Compliance with Applicable Law.    The Seller Collaboration Activities have been and are conducted by Seller in all material respects in compliance with Applicable Law.

        Section 3.15.    Litigation.    There is no Action pending, or to Seller's Knowledge, threatened before any Governmental Authority, and there is no claim, investigation or administrative action of any Governmental Authority pending, or to Seller's Knowledge, threatened, that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There is no outstanding Order of any Governmental Authority against Seller that could reasonably be expected to result in a Material Adverse Effect.

        Section 3.16.    Insurance.    Seller has maintained commercial general liability insurance in accordance with Section 11.5 of each Collaboration Agreement. Each such policy is valid and binding, and is or has been in effect during the entire policy period stated therefor. All such insurance policies are in the name of Seller and all premiums with respect to such policies are, and as of the Closing Date will be, paid in full and Seller has otherwise complied in all material respects with the terms and conditions of such policies. There is no claim pending under any of such policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies or in respect of which such underwriters have reserved their rights. Seller has not received notice of cancellation or termination of any such policy, nor has it been denied or had revoked or rescinded any policy of insurance.

        Section 3.17.    Taxes.

          (a)    Seller has timely paid all Taxes that will have been required to be paid by it in respect of the Purchased Assets, the non-payment of which would result in a Lien on any Purchased Asset, would otherwise adversely affect the Purchased Assets or would result in Buyer becoming liable or responsible therefor.

          (b)    Seller has established, in accordance with U.S. GAAP applied on a basis consistent with that of preceding periods, adequate reserves for the payment of, and will timely pay, all Taxes which arise from or with respect to the Purchased Assets or the operation of its Business and are incurred in or attributable to the Pre-Closing Tax Period, the non-payment of which would result in a Lien on any Purchased Asset, would otherwise adversely affect the Purchased Assets or would result in Buyer becoming liable therefor.

          (c)    Seller has timely filed all income Tax returns required to be filed with any federal, state or local Government Authority.

        Section 3.18.    Brokers.    No agent, broker, firm or other Person acting on behalf, or under the authority, of Seller is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with any of the transactions contemplated hereby, other than Seller's Financial Advisor.

        Section 3.19.    Regulatory Matters.

          (a)    No Governmental Authority has notified Seller that the conduct of the Seller Collaboration Activities as they have been or are presently conducted by Seller were or are in violation of any Applicable Law or the subject of any investigation. To Seller's Knowledge, the conduct of the Seller Collaboration Activities as they have been or are presently conducted by Seller were not or are not in violation of any Applicable Law or the subject of any investigation.

          (b)    Neither Seller nor any of the Employees that conducted any Seller Collaboration Activities has been disqualified, debarred or voluntarily excluded by the FDA or any other Governmental Authority for any purpose, or has been charged with or convicted under United States federal law for conduct relating to the development or approval, or otherwise relating to the regulation, of any drug product under the Generic Drug Enforcement Act of 1992, the Act or any other Applicable Law, or has made an untrue statement of a material fact to any Governmental Authority with respect to the Purchased Assets (whether in any submission to such Governmental Authority or otherwise), or failed to disclose a material fact required to be disclosed to any Governmental Authority with respect to the Purchased Assets. Seller has not, and to Seller's Knowledge no Employee has, received any notice to such effect.

        Section 3.20.    Environmental Matters.

          (a)    There are no writs, injunctions, decrees, orders or judgments outstanding against Seller and no written notice, notification, demand, request for information, citation, summons or order has been received by Seller, no written complaint has been filed, no penalty has been assessed and no investigation, action, claim, suit or proceeding is pending, or to Seller's Knowledge, threatened by any Governmental Authority or other Person involving any of Seller, any current or former subsidiary of Seller or the current or past activities, operations, real property or assets of Seller or any current or former subsidiary of Seller and relating to or arising out of any Environmental Law or Hazardous Substance against Seller, (i) which remains unresolved; and (iii) alleges or is with respect to a violation of any applicable Environmental Law that would have a Material Adverse Effect;

          (b)    Seller has provided copies to Buyer of all material written environmental investigation reports that relate to its current facilities or, to Seller's Knowledge, are otherwise in its possession; and

          (c)    Seller does not currently own, lease or operate any real property in New Jersey or Connecticut.

        Section 3.21.    Employee Matters.

          (a)    (i) Each Employee Benefit Plan has been operated and administered substantially in accordance with its material terms and in all material respects in accordance with Applicable Law; and (ii) all contributions to the Employee Benefit Plans that have been required to be made in accordance with the terms of the Employee Benefit Plans and Applicable Laws have been timely made.

          (b)    Neither Seller nor any subsidiary, person or entity that, together with Seller, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code (each, an "ERISA Affiliate") has maintained, contributed to or been obligated to maintain or contribute to, or has any actual or contingent liability under, any "defined benefit plan" (as defined in Section 3(35) of ERISA), a "multiemployer plan" (within the meaning of Section 4001(a)(3) of ERISA), any plan providing post-retirement medical benefits, or any plan subject to Title IV of ERISA, and neither Seller nor any ERISA Affiliate could incur any liability under Title IV of ERISA.

          (c)    Other than claims for benefits submitted in the ordinary course pursuant to an Employee Benefit Plan's claims procedures, there are no actual or, to Seller's Knowledge, threatened claims involving any Employee Benefit Plan.

          (d)    Seller is not a party to or otherwise bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor is any such contract or agreement presently being negotiated, nor, to Seller's Knowledge, is there a representation campaign respecting any Employees of Seller. As of the date of this Agreement, there is no pending or, to Seller's Knowledge, threatened, labor strike, dispute, walkout, work stoppage, slow-down or lockout involving Seller.

          (e)    All Employees are located in the United States.

          (f)    No Employee Benefit Plan by its terms or Applicable Law would be required to be assumed by Buyer or any of its Affiliates. Seller acknowledges that Seller retains all liability to provide continuation coverage pursuant to Section 4980B of the Code from and after the Closing Date to current and former employees of Seller who are eligible for continuation coverage benefits to the extent required by law.

        Section 3.22.    Solvency.    Seller is not insolvent, and shall not be rendered insolvent by any of the transactions contemplated by this Agreement or the Related Documents. As used in this Section 3.22, "insolvent" means that the sum of the debts and other liabilities and obligations of Seller exceeds the present fair saleable value of Seller's assets. Immediately after giving effect to the consummation of the transactions contemplated by this Agreement and the Related Documents, (a) Seller will be able to pay its liabilities and obligations as they become due in the usual course of its business, (b) Seller will not have unreasonably small capital with which to conduct its business, (c) Seller will have assets (calculated at fair market value) that exceed its liabilities and obligations and (d) taking into account all pending and threatened litigation, final judgments against Seller in actions for money damages are not reasonably anticipated to be rendered at a time when, or in amounts such that, Seller shall be unable to satisfy any such judgment promptly in accordance with its terms (taking into account an estimated probable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered) as well as all other obligations of Seller. The cash available to Seller is and shall be sufficient to pay all such liabilities, obligations and judgments promptly in accordance with their terms.

 ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER

        Buyer represents and warrants to Seller that each statement contained in this Article IV is true and correct as of the date hereof and as of the Closing Date, with each such representation and warranty subject to the disclosure Schedules of Buyer referenced in such representation or warranty.

        Section 4.1.    Organization, Standing and Power.    Buyer is a corporation duly organized and validly existing under the laws of the jurisdiction in which it is organized.

        Section 4.2.    Authority; Binding Agreements.    The execution, delivery and performance by Buyer of this Agreement and the Related Documents to which it is or will become a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of Buyer. Buyer has all requisite power and authority to enter into this Agreement and the Related Documents to which it is or will become a party and to consummate the transactions contemplated hereby and thereby, and this Agreement and such Related Documents have been, or upon execution and delivery thereof will be, duly executed and delivered by Buyer. No stockholder or other equityholder approval is required on behalf of Buyer for the execution, delivery or performance of this Agreement and such Related Documents. This Agreement and the Related Documents to which Buyer is or will become a party are, or upon execution and delivery thereof will be, the valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, except to the extent that enforceability is limited by bankruptcy, insolvency or similar laws affecting creditors' rights and remedies by equitable principles.

        Section 4.3.    Conflicts.    The execution, delivery and performance by Buyer of this Agreement and the Related Documents to which it is or will become a party, the consummation of the transactions contemplated hereby and thereby and compliance by Buyer with the provisions hereof and thereof do not and will not:

          (a)    conflict with or result in a breach of the certificate of incorporation, bylaws or other constitutive or organizational documents of Buyer; or

          (b)    conflict with or violate any material Applicable Law with respect to Buyer or Buyer's properties or assets;

which, in the case of (a) or (b) above, would reasonably be expected to materially delay or prevent the consummation of the transactions contemplated herein or in the Related Documents.

        Section 4.4.    Consents.    No Consent of, or registration, declaration or filing with, any Governmental Authority or any other third party is required to be obtained or made by or with respect to Buyer in connection with the execution, delivery and performance of this Agreement or the Related Documents or the consummation of the transactions contemplated hereby or thereby other than (i) any notices, applications, authorizations or licenses required under Directive 2001/83/EC, Regulation (EC) No. 726/2004, each as amended, and relevant national implementations thereof, and (ii) those that may be required solely by reason of Seller's (as opposed to any third party's) participation in the transactions contemplated by this Agreement and the Related Documents.

        Section 4.5.    Brokers.    No agent, broker, investment banker, firm or other Person acting on behalf, or under the authority, of Buyer is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with any of the transactions contemplated hereby.

        Section 4.6.    Litigation.    There is no Action pending, or to Buyer's Knowledge, threatened before any Governmental Authority, and there is no claim, investigation or administrative action of any Governmental Authority pending, or to Buyer's Knowledge, threatened, that could reasonably be expected to result in restraining, enjoining or otherwise preventing the completion by Buyer of the transactions contemplated by this Agreement or the Related Documents.

        Section 4.7.    Availability of Funds.    Buyer has cash available or has current access to funds under existing borrowing facilities or other sources of immediately available funds that together are sufficient to enable it to consummate the transactions contemplated by this Agreement and the Related Documents.

ARTICLE V
ADDITIONAL AGREEMENTS

        Section 5.1.    Obligation to Consummate Transaction.    Each of the parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable to the extent permissible under Applicable Law, to consummate and make effective the transactions contemplated by this Agreement and Related Documents as expeditiously as practicable and to ensure that the conditions set forth in Article VI are satisfied, insofar as such matters are within the control of such party.

        Section 5.2.    Confidentiality.    The parties hereby agree that any information exchanged between the parties hereto pursuant to or in connection with this Agreement shall be held subject to and in accordance with the confidentiality, non-disclosure and non-use obligations set forth in the Existing Confidentiality Agreement for the period prior to the Closing. From and after the Closing Date, the Existing Confidentiality Agreement shall terminate and the rights and obligations of Seller, Buyer and BGX with respect to confidentiality, access and use of information shall be governed under a Post-Closing Confidentiality Agreement to be entered into as of the Closing Date by Seller, Buyer and BGX (the "Post-Closing Confidentiality Agreement").

        Section 5.3.    Access to Information.

          (a)    From the date hereof to the Closing Date, Seller shall afford to Buyer and its accountants, counsel and other authorized representatives reasonable access, at Buyer's sole expense, upon reasonable prior notice during normal business hours, to the properties, books and records related to the Purchased Assets; provided, however, that such access does not unreasonably disrupt the normal operations of Seller. Nothing contained in this Section 5.3(a) shall obligate Seller to breach any duty of confidentiality owed to any person whether such duty arises contractually, statutorily or otherwise, or to waive any attorney-client privilege.

          (b)    After the Closing Date, Seller shall grant to Buyer such access to financial records and other information in their possession related to the Purchased Assets with respect to the period before the Closing Date and such cooperation and assistance as shall be reasonably required to enable each of them to complete their legal, regulatory, stock exchange and financial reporting requirements and for any other reasonable business purpose, including in respect of litigation and insurance matters; provided, however, that such access does not unreasonably disrupt the normal operations of Seller. Buyer shall promptly reimburse Seller for Seller's reasonable out-of-pocket expenses associated with requests made by Buyer under this Section 5.3(b) but no other charges shall be payable by Buyer to Seller in connection with such requests. Nothing contained in this Section 5.3(b) shall obligate Seller to breach any duty of confidentiality owed to any Person whether such duty arises contractually, statutorily or otherwise, or to waive any attorney-client privilege.

        Section 5.4.    Preparation of Proxy Statement; Stockholders Meeting.

          (a)    As soon as practicable after the date hereof, Seller shall prepare and file with the SEC a Proxy Statement. Seller and Buyer shall cooperate with each other in the preparation of the Proxy Statement and without limiting the generality of the foregoing, Seller shall consult with Buyer prior to filing the Proxy Statement (or any amendment or supplement thereto) with the SEC and shall consider in good faith including any reasonable comments of Buyer relating thereto, and Buyer shall, in a timely manner, furnish to Seller the information relating to Buyer required by the Exchange Act to be set forth in the Proxy Statement. Unless the Board of Directors of Seller has effected a Change in Recommendation in accordance with Section 5.7(c), the Proxy Statement shall include the Recommendation of the Board of Directors of Seller that Seller's stockholders authorize the transactions contemplated by this Agreement and the Related Documents. The Proxy Statement shall additionally include in the Proxy Statement a copy of the opinion of Seller's Financial Advisor to the Board of Directors of Seller with respect to the fairness of the transactions contemplated by this Agreement and the Related Documents.

          (b)    Seller shall use its commercially reasonable efforts to respond promptly to any comments made by the SEC with respect to the Proxy Statement. Seller shall use its commercially reasonable efforts to cause the Proxy Statement to be mailed to its stockholders as promptly as practicable following the filing thereof with the SEC and the resolution of any comments thereon by the SEC. Seller shall advise Buyer promptly after it receives notice of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information, and Seller shall consult with Buyer prior to responding to any of the foregoing and shall consider in good faith including any reasonable comments of Buyer relating to any such responses. The Proxy Statement and any amendments or supplements to the Proxy Statement will, when filed, comply as to form in all material respects with the applicable requirements of the Exchange Act. The information supplied by Buyer for inclusion in the Proxy Statement or any amendment or supplement to the Proxy Statement, will not, on the date it is first mailed to Seller's stockholders, on the date Seller's stockholders vote on this Agreement and at the Closing, contain any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will not at the time of the Seller Stockholders Meeting, omit to state any material fact necessary to correct any statement in any earlier communication with respect to the Seller Stockholders Meeting that shall have become false or misleading in any material respect. If at any time prior to the Closing Date any information relating to Seller or Buyer, or any of their respective Affiliates, officers or directors, is discovered by Seller or Buyer that should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other party and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Applicable Law, disseminated to the stockholders of Seller.

          (c)    Seller shall, as soon as practicable after the date hereof, and in accordance with Seller's certificate of incorporation and bylaws and Applicable Law, establish a record date (which will be as soon as practicable after the date hereof) for, duly call, and give notice of, a meeting of its stockholders (the "Seller Stockholders Meeting") for the purpose of considering and taking action upon this Agreement and the transactions contemplated hereby.

          (d)    As soon as practicable following the date on which the Proxy Statement is mailed to Seller's stockholders, Seller shall convene and hold the Seller Stockholders Meeting. Once the Seller Stockholders Meeting has been called and noticed, except pursuant to the following sentence, Seller shall not postpone or adjourn the Seller Stockholders Meeting without the consent of Buyer, which consent shall not be unreasonably withheld or delayed. If a quorum of stockholders has not been obtained by the scheduled date for the Seller Stockholders Meeting, or supplemental or amended proxy materials are required to be filed with the SEC or disseminated to Seller's stockholders prior to the Seller Stockholders Meeting, then Seller shall postpone or adjourn the Seller Stockholder Meeting until such time as a quorum is obtained or a period complying with Applicable Law is permitted for the filing or dissemination of such supplemental or amended proxy materials. In the event that the Seller Stockholders Meeting is delayed to a date after the End Date (as defined in Section 8.1(b)) as a result of any adjournment or postponement pursuant to this Section 5.4(d), then the End Date shall be extended to the fifth (5th) Business Day after the date on which the Sellers Stockholder Meeting is convened and a vote by the stockholders of Seller on the proposal set forth in the Proxy Statement is taken.

          (e)    Unless the Board of Directors of Seller has effected a Change in Recommendation in accordance with Section 5.7(c), Seller shall use its commercially reasonable efforts to solicit from stockholders of Seller proxies in favor of the approval of this Agreement and the transactions contemplated hereby and shall take all other action necessary or advisable to secure the Required Stockholder Vote. Seller shall engage a proxy solicitor to solicit proxies on behalf of Seller in connection with the Seller Stockholders Meeting. Unless the Board of Directors of Seller has effected a Change in Recommendation in accordance with Section 5.7(c), Seller shall use its commercially reasonable efforts, including by attending in person meetings, participating in phone conferences and providing requested information, to cause any proxy advisory firms advising their clients in connection with the Seller Stockholders Meeting to recommend that client stockholders vote in favor of the approval of this Agreement and the transactions contemplated hereby.

        Section 5.5.    Standstill Agreement.    During the period commencing on the date of this Agreement and ending on the earlier of the termination of this Agreement or the Closing Date, except with respect to the transactions contemplated hereby and by the Related Documents, Buyer shall not, and shall cause any Person Controlled by Buyer not to, directly or indirectly, alone or in concert with others, without the prior written consent of Seller or its Board of Directors: (i) effect, acquire or agree, offer, seek or propose to effect or acquire, or cause to be acquired, directly or indirectly, by purchase or otherwise, ownership (including beneficial ownership as defined in Rule 13d-3 under the Exchange Act) of any voting securities or direct or indirect rights or options to acquire any voting securities of Seller, or of any successor to or person in control of Seller, any of the assets or businesses of Seller, or of any such successor or controlling person, or any bank debt, claims or other obligations, (ii) effect or agree, offer, seek or propose to effect any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to Seller; (iii) seek or propose to influence or control the management or policies of Seller or to obtain representation on Seller's Board of Directors, or solicit, or participate in the solicitation of, any proxies or consents with respect to any securities of Seller; (iv) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving Seller or its securities or assets; (v) enter into any discussions, negotiations, arrangements or understandings with, or otherwise assist or encourage, any third party with respect to any of the foregoing, or otherwise form, join or in any way participate in a "group" (as defined in Section 13(d)(3) of the Exchange Act) in connection with any of the foregoing; or (vi) seek or request permission or participate in any effort to do any of the foregoing or make, or seek permission to make, any public announcement with respect to the foregoing.

        Section 5.6.    Interim Operations.    Seller agrees that, after the date of this Agreement and prior to the Closing Date (unless Buyer shall otherwise approve in writing) and except as required by Applicable Law, the Business shall be conducted in the ordinary and usual course consistent with past practice and, to the extent consistent therewith, Seller shall use its commercially reasonable efforts to (i) preserve intact the present business organization of the Business (except as may be otherwise contemplated by the Supply Agreement), (ii) maintain in effect all foreign, federal, state and local licenses, permits, consents, franchises, approvals and authorizations and (iii) keep available the services of the directors, officers and key employees and suppliers (except as may be otherwise contemplated by the Supply Agreement) of the Business. Without limiting the generality of the foregoing and in furtherance thereof, from the date of this Agreement until the Closing, except (i) as otherwise expressly contemplated by this Agreement, (ii) as Buyer may approve in writing, (iii) as is required by Applicable Law or Governmental Authorities, (iv) as may be reasonably required to comply with the Transition Plan or (v) as set forth in Schedule 5.6, Seller will not:

          (a)    adopt or propose any amendment or change in its articles of association or bylaws or other applicable governing instruments;

          (b)    merge or consolidate with any other Person, or restructure, reorganize or completely or partially liquidate;

          (c)    acquire assets outside of the ordinary course of business in a manner that is inconsistent with past practice or the Transition Plan, other than acquisitions pursuant to Contracts in effect as of the date of this Agreement that have been disclosed to Buyer prior to the date of this Agreement;

          (d)    sell, lease or otherwise transfer, or create or incur any Lien on, any Purchased Assets, including the Reagents;

          (e)    sell, lease or otherwise transfer, or create or incur any Lien on, any items within the Inventory;

          (f)    except for any repurchase, cancellation or exchange by Seller of its stock or warrants or as otherwise provided in any existing option plan of Seller that has been made available to Buyer, issue, sell, pledge, dispose of, grant, transfer, encumber, or authorize the issuance, sale, pledge, disposition, grant, deliver, lease, license, guarantee or encumbrance of, any shares of capital stock of Seller, or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities;

          (g)    create, incur, assume, suffer to exist or otherwise be liable with respect to any indebtedness for borrowed money or guarantees thereof;

          (h)    modify in any respect any of the Assumed Contracts or waive any failure to comply with any provision thereunder by any of the other parties thereto;

          (i)    enter into any agreement or arrangement that is material to the Purchased Assets, including entering into, renewing, extending, amending or terminating any license agreement with respect to the Intellectual Property of a third person or the Transferred Intellectual Property, or that materially increases Seller's actual or contingent liabilities and obligations beyond cash available to satisfy them;

          (j)    take (or omit to take) any action that adversely affects, or could reasonably be expected to adversely affect, any rights of Seller to the Transferred Intellectual Property, or abandon or permit to lapse any rights of Seller to the Transferred Intellectual Property;

          (k)    settle, or offer or propose to settle, (1) any litigation, investigation, arbitration, proceeding or other claim involving or against Seller, the Purchased Assets or the Business or (2) any litigation, arbitration, proceeding or dispute that relates to the transactions contemplated hereby or by the Related Documents;

          (l)    amend or modify the BGX Asset Purchase Agreement, or waive any provision thereof, or consent to or approve any action by BGX that is not otherwise expressly permitted thereunder, provided, however that any approval required by Buyer pursuant to this clause (l) shall not be unreasonably withheld;

          (m)    take any action that would make any representation or warranty of Seller hereunder, or omit to take any action necessary to prevent any representation or warranty of Seller hereunder from being, inaccurate in any respect at, or as of any time before, the Closing Date;

          (n)    agree, resolve or commit to do any of the foregoing.

        As part of the Collaboration, Seller is currently in the process of transferring the Technology to certain third party suppliers in order to enable such suppliers to deliver materials directly to Buyer for use in its work relating to the Collaboration. Seller shall, in line with current plans as set forth in the Supply Agreement, complete the transfer by it to such third party suppliers of all such Technology prior to the Closing Date in a manner reasonably satisfactory to Buyer. For the purposes of this Section 5.6, "Technology" includes all technology, know-how and documentation of Seller that such third party suppliers reasonably require in order to supply Buyer with materials required for Buyer's work relating to the Collaboration as currently conducted.

        Section 5.7.    Acquisition Proposals.

          (a)    Seller, and its directors, officers, employees, financial advisors, attorneys, accountants and consultants, shall immediately cease any discussions or negotiations presently being conducted with respect to any Acquisition Proposal. Seller shall not and shall cause its directors, officers, employees, financial advisors, attorneys, accountants and consultants not to, directly or indirectly (i) initiate, solicit, knowingly take any action to facilitate or knowingly encourage any inquiries with respect to, or the making of, any Acquisition Proposal, (ii) engage in any negotiations or discussions with, furnish any information or data to or enter into any letter of intent (except for any confidentiality agreement contemplated by Section 5.7(b), subject to compliance with this Section 5.7(a)), agreement in principle, acquisition agreement or similar agreement with any party relating to any Acquisition Proposal, (iii) grant any waiver or release under any standstill or similar agreement with respect to acquisitions of Seller's common stock or other securities or assets by any party other than Buyer or (iv) propose publicly or agree to do any of the foregoing related to any Acquisition Proposal. Seller shall be responsible for any breach of the provisions of this Section 5.7 by any director, officer, financial advisor, attorney, accountants or consultant of Seller.

          (b)    Notwithstanding anything to the contrary contained in this Section 5.7, Seller may engage in discussions or negotiations with, and furnish information and data to, any party that submits an unsolicited written Acquisition Proposal after the date of this Agreement and on or prior to the date of the Seller Stockholders Meeting or any adjournment thereof (the "Applicable Period") if (i) the Board of Directors of Seller determines in good faith that such Acquisition Proposal constitutes or is reasonably likely to result in a Superior Acquisition Proposal, (ii) the Board of Directors of Seller determines in good faith that the failure to take such action would result in a breach of the fiduciary duties of the Board of Directors under Applicable Law, (iii) prior to providing any material, non-public information regarding Seller, Seller receives from the party submitting such Acquisition Proposal an executed confidentiality agreement containing provisions that are no less favorable to Seller than the provisions contained in the Existing Confidentiality Agreement, and which permits Seller to perform and comply with its obligations under this Agreement, and (iv) at least forty-eight (48) hours has elapsed from the time Seller shall have provided Buyer with notice of such determination by the Board of Directors of Seller.

          (c)    Notwithstanding anything to the contrary contained in this Section 5.7, if at any time during the Applicable Period and after receipt of a Superior Acquisition Proposal the Board of Directors of Seller, in the exercise of its fiduciary duties, determines in good faith that to do otherwise would likely result in a breach of its fiduciary duties under Delaware law, the Board of Directors of Seller may, pursuant to this Section 5.7, fail to make, withdraw or modify in a manner adverse to Buyer its recommendation to Seller's stockholders for approval of this Agreement (a "Change in Recommendation").

          (d)    Notwithstanding anything to the contrary contained in this Section 5.7, the Board of Directors of Seller may terminate this Agreement in accordance with Section 8.1(g), if (i) Seller has received an unsolicited written Acquisition Proposal during the Applicable Period, (ii) the Applicable Period has not expired prior to the date of termination, (iii) the Board of Directors of Seller determines in good faith that such Acquisition Proposal constitutes a Superior Acquisition Proposal (after taking into account any changes in the terms and conditions of this Agreement proposed by Buyer in accordance with Section 5.7(e)) and (iv) the Board of Directors of Seller determines in good faith that the failure to take such action would result in a breach of the fiduciary duties of the Board of Directors under Delaware law.

          (e)    Seller shall provide Buyer with not less than five (5) Business Days prior written notice of its determination to take any action referred to in Section 5.7(c) or (d). Seller's notice shall include a description of the reasons for any Change in Recommendation and a copy of the most recent version of any written agreement relating to the Superior Acquisition Proposal, which may be redacted to conceal the identity of the party submitting the Superior Acquisition Proposal. If requested by Buyer after the delivery of such notice, Seller shall engage in reasonable, good faith negotiations with Buyer regarding any modifications to the terms and conditions of this Agreement proposed by Buyer. If Buyer proposes any such modifications to the terms and conditions of this Agreement prior to the expiration of the five (5) Business Day period following delivery of Seller's notice and such modifications were material, Seller may not take any action referred to in Section 5.7(c) or (d) unless and until the Board of Directors of Seller determines in good faith that the Acquisition Proposal resulting in the proposed Change in Recommendation or termination pursuant to Section 5.7(d) continues to constitute a Superior Acquisition Proposal, after taking into account any changes in the terms and conditions of this Agreement proposed by Buyer in accordance with this Section 5.7(e). If any material modifications are made to the terms and conditions of any Acquisition Proposal after the date notice thereof is provided by Seller to Buyer pursuant to this Section 5.7(e), then Seller shall again be required to comply with the provisions of this Section 5.7(e) with respect to such modified Acquisition Proposal, except the five (5) Business Day time period contained herein shall be two (2) Business Days.

          (f)    Seller shall, within twenty-four (24) hours after its receipt of any written Acquisition Proposal, provide Buyer with a copy of such Acquisition Proposal or, in connection with any non-written Acquisition Proposal, a written statement setting forth in reasonable detail the material terms and conditions of such Acquisition Proposal. Seller shall furnish to Buyer copies of any written proposals and draft documentation or, if drafted, written summaries of any material oral inquiries or discussions involving the Acquisition Proposal. If Seller provides any non-public information to any party submitting an Acquisition Proposal that has not previously been provided to Buyer, Seller shall provide a copy of such information to Buyer within twenty-four (24) hours after the time it is first provided to such other party. Posting such documents in a virtual data room which is accessible by Buyer shall constitute delivery of such information.

          (g)    Nothing in this Section 5.7 shall prevent the Board of Directors of Seller from taking, and disclosing to Seller's stockholders, a position contemplated by Rules 14d-9 and 14e-2 promulgated under the Exchange Act with respect to any unsolicited tender offer publicly announced during the Applicable Period; provided that, any such disclosure, other than (i) a "stop, look and listen" or similar communication of the type contemplated by Rule 14d-9(f) promulgated under the Exchange Act, (ii) an express rejection of such tender offer or (iii) an express reaffirmation of the Seller's Board of Directors' recommendation to Seller's stockholders for approval of this Agreement, shall be deemed a Change in Recommendation.

          (h)    For the purposes of this Section 5.7, the Board shall be deemed to act in good faith only if it acts (i) by majority vote of directors in a duly called meeting at which a quorum is present and (ii) after consultation with its outside legal and financial advisors.

        Section 5.8.    Certain Tax Matters.

          (a)    Transfer Taxes.    All recordation, transfer, documentary, excise, sales, value added, use, stamp, conveyance or other similar Taxes, duties or governmental charges, and all recording or filing fees or similar costs, imposed or levied by reason of, in connection with or attributable to this Agreement and the Related Documents or the transactions contemplated hereby and thereby, including the recordation and transfer fees with respect to the recordation of the assignment of the Transferred Patent Rights (including foreign associate charges, legalization fees, and patent office charges associated with recording the assignment of the Transferred Patent Rights) (collectively, "Transfer Taxes") shall be borne equally by Buyer and Seller; provided, however, that Buyer and Seller shall bear costs and expenses incurred in connection with the Transferred Patent Rights in accordance with Section 5.10.

          (b)    Allocation of Taxes.    All real property, personal property and similar ad valorem obligations levied with respect to the Purchased Assets for a taxable period that includes (but does not end on) the Closing Date (collectively, the "Apportioned Obligations") shall be apportioned between Seller and Buyer based on the number of days of such taxable period after the Closing Date (such portion of such taxable period, the "Post-Closing Tax Period") and the number of days of such taxable period in a Pre-Closing Tax Period. Seller shall be liable for the proportionate amount of such Apportioned Obligations that is attributable to the Pre-Closing Tax Period, and Buyer shall be liable for the proportionate amount of such Apportioned Obligations that is attributable to the Post-Closing Tax Period.

          (c)    Apportioned Obligations and Transfer Taxes.    Apportioned Obligations and Transfer Taxes shall be timely paid, and all applicable filings, reports and returns shall be filed, as provided by Applicable Law. Upon payment of any such Apportioned Obligation or Transfer Tax, the paying party shall present a statement to the non-paying party setting forth the amount of reimbursement to which the paying party is entitled under Section 5.8(a) or (b), together with such supporting evidence as is reasonably necessary to calculate the amount to be reimbursed. The non-paying party shall make such reimbursement promptly but in no event later than ten (10) days after the presentation of such statement.

          (d)    Tax Withholding.    Buyer and Seller agree that all payments under this Agreement will be made without any deduction or withholding for or on account of any Taxes or other amounts unless required by Applicable Law. In the event Buyer determines, after consultation with Seller, that it is required under Applicable Law to withhold and pay any Tax to any Governmental Authority in respect of any payments made to Seller, the amount of such Tax shall be deducted by Buyer and paid to the relevant Governmental Authority, and Buyer shall notify Seller thereof and shall promptly furnish to Seller all copies of any Tax certificate or other documentation evidencing such withholding. Buyer shall not be required to pay any additional amounts to Seller in respect of any amounts paid to any Governmental Authority pursuant to the immediately preceding sentence. In the event that any withholding Tax shall subsequently be found to be due, payment of such Tax shall be the responsibility of Seller. The parties agree to reasonably cooperate with each other, including by completing or filing documents required under the provisions of any applicable income tax treaty or Applicable Law, to claim any applicable exemption from, or reduction or refund of, any such applicable Taxes.

          (e)    Bulk Sales.    The parties hereby waive compliance with any Uniform Commercial Code bulk sales or comparable statutory provisions of each applicable jurisdiction.

          (f)    Cooperation and Exchange of Information.    Each of Seller and Buyer shall (i) provide the other with such assistance as may reasonably be requested by the other party in connection with the preparation of any Tax Return, application for exemption or refund, audit or other examination by any Governmental Authority or Action relating to liability for Taxes in connection with the

  Purchased Assets, (ii) retain and provide the other with any records or other information that may be relevant to such Tax Return, application, audit or examination, Action or determination, and (iii) provide the other with any final determination of any such audit or examination, Action or determination that affects any amount required to be shown on any Tax Return of the other for any period. Seller shall cooperate with Buyer in any effort by Buyer to secure the services of certain employees of Seller with whom Buyer may have interest in employing or providing consulting services following the Closing.

        Section 5.9.    Public Announcements.    Promptly following the execution of this Agreement, Buyer shall issue a press release in substantially the form attached hereto as Exhibit G-1 and Seller shall issue a press release in substantially the form attached hereto as Exhibit G-2 with respect to the transactions contemplated hereby. Subject to the foregoing and except for the Proxy Statement and any other filings required to be made with the SEC, neither party shall issue or permit any of their respective Affiliates to issue any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party, except as may be required by Applicable Laws (in which case the party required to make the release or statement shall allow the other party reasonable time to comment on such release or statement in advance of such issuance to the extent permitted by Applicable Laws).

        Section 5.10.    Cooperation in Patent Transfer and Assignment.    As of the Closing Date, Seller shall, at its sole cost and expense, cause its patent attorneys and agents to transfer to Buyer or its designees the prosecution and maintenance of all files for all Transferred Patent Rights. Prior to the Closing Date, Seller shall, at its sole cost and expense, prepare a form of patent assignment agreement with respect to the assignment and transfer of the Transferred Patent Rights to Buyer, in form and substance reasonably satisfactory to Buyer. Buyer shall be responsible, at its sole cost and expense, for recording the actual patent assignment agreements prepared by Seller and its patent attorneys and agents with respect to all Patent Rights included in the Purchased Assets from Seller to Buyer, including foreign associate charges, legalization fees, and patent office charges associated with recording the patent assignment agreements. Subject to Section 6.6, upon the reasonable request of Buyer, Seller and its patent attorneys and agents will cooperate with Buyer following the Closing Date to prepare any additional documentation required to record and give effect to the assignment of the Transferred Patent Rights in accordance with this Agreement.

        Section 5.11.    Termination of the Collaboration Agreements.    In accordance with Section 12.2.1 of each of the Collaboration Agreements, which provides that each such Collaboration Agreement will automatically terminate upon termination of the Projects (as defined in each such Collaboration Agreement) by mutual agreement, Buyer and Seller hereby terminate each Project under the Collaboration Agreements effective as of the Closing Date. In connection with such terminations, Buyer and Seller hereby each mutually release the other as of the Closing Date from their respective obligations under the Collaboration Agreements and all other continuing obligations of the parties under the Collaboration Agreements that by the terms thereof survive termination shall have no further force and effect from and after the Closing Date. Notwithstanding the foregoing, any obligations of Buyer to reimburse Seller for costs and expenses incurred by Seller pursuant to the Collaboration Agreements prior to the Closing Date shall survive termination of the Collaboration Agreements.

        Section 5.12.    Further Assurances.    Subject to the terms of this Agreement, each of Buyer and Seller shall execute such documents and other instruments and take such further actions as may be reasonably required to carry out the provisions hereof and to consummate the transactions contemplated by this Agreement and the Related Documents.

        Section 5.13.    Notice of Certain Events.    Each party shall promptly notify the other party of:

          (a)    any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or any of the Related Documents;

          (b)    any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement or any of the Related Documents;

          (c)    any actions, suits, claims, investigations or proceedings commenced or, to the knowledge of either party, threatened against, relating to or involving or otherwise affecting such party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Article 3 or 4, or that relate to the consummation of the transactions contemplated by this Agreement or any of the Related Documents;

          (d)    with respect to Seller only, any inaccuracy of any representation or warranty contained in this Agreement at any time during the term hereof that could reasonably be expected to cause the condition set forth in Section 6.2(b) not to be satisfied; and

          (e)    any failure of either party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

        The delivery of any notice pursuant to this Section 5.13 shall not limit or otherwise affect the remedies otherwise available hereunder to the party receiving that notice.

        Section 5.14.    Insurance.    Prior to Closing, Seller shall use its reasonable best efforts to purchase from its existing liability insurer or another reputable insurer or insurers reasonably satisfactory to Buyer extended reporting or "tail" coverage with respect to its clinical trial liability insurance policies in effect for all periods during which Seller was conducting human clinical trials (the "Tail Policy"). The Tail Policy shall name Buyer as an additional insured party and shall otherwise be reasonably satisfactory to Buyer. The cost of the foregoing Tail Policy shall be borne by Seller.

ARTICLE VI
CONDITIONS PRECEDENT

        Section 6.1.    Conditions to Obligations of Buyer and Seller.    The obligations of Buyer and Seller to complete the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions:

          (a)    Required Stockholder Vote.    The Required Stockholder Vote shall have been obtained;

          (b)    No Adverse Law; No Injunction.    No Applicable Law or Order shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits the consummation of all or any part of the transactions contemplated by this Agreement or the Related Documents, and no Action shall be pending or threatened by any Governmental Authority or other Person seeking any such Order or decree or seeking to recover any damages or obtain other relief as a result of the consummation of such transactions; and

          (c)    Governmental Approvals.    All required notifications and filings with any Governmental Authority shall have been made and any waiting periods shall have expired or been terminated.

        Section 6.2.    Conditions to Obligations of Buyer.    The obligation of Buyer to complete the transactions contemplated by this Agreement is subject to the satisfaction or waiver by Buyer at or prior to the Closing of the following additional conditions:

          (a)    Representations and Warranties.    The representations and warranties of Seller contained herein (disregarding any materiality or Material Adverse Effect qualifications or dollar amount thresholds contained therein) shall be true and correct in all respects as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date), and except, individually or in the aggregate, as any breach of any representation or warranty has not had and would not reasonably be expected to have a Material Adverse Effect.

          (b)    Covenants; Material Adverse Effect.    Seller shall have performed and complied in all material respects with all covenants, agreements and obligations required to be performed or complied with on or prior to the Closing Date. As of the Closing Date, there shall have not occurred and be continuing any event, development or state of circumstances that individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect.

          (c)    Officer's Certificate.    Buyer shall have received a certificate, dated as of the Closing Date, duly executed by an authorized officer of Seller, certifying that:

              (i)  all of the conditions set forth in Section 6.2(a) and Section 6.2(b) have been satisfied;

             (ii)  the resolutions adopted by the Board of Directors of Seller (or a duly authorized committee thereof) authorizing the execution, delivery and performance of this Agreement, as attached to the certificate, were duly adopted at a duly convened meeting of such board or committee, at which a quorum was present and acting throughout or by unanimous written consent, remain in full force and effect, and have not been amended, rescinded or modified, except to the extent attached thereto; and

            (iii)  Seller's officer executing this Agreement, and each of the other documents necessary for consummation of the transactions contemplated herein, is an incumbent officer, and the specimen signature on such certificate is a genuine signature.

          (d)    Certificate of Good Standing.    Buyer shall have received a certificate of good standing in respect of Seller certified by the Secretary of State or other appropriate official of the State of Delaware, dated as of a date not more than ten (10) days prior to the Closing Date.

          (e)    Other Documents.    Buyer shall have received the documents and other agreements and instruments pursuant to Section 6.4(a), and such other documents, agreements and instruments as it may reasonably request in connection with the consummation of the transactions contemplated hereby, including the Mutual Release Agreement.

          (f)    Closing under BGX Asset Purchase Agreement.    The transactions contemplated by the BGX Asset Purchase Agreement shall have been consummated simultaneously with the Closing.

          (g)    Acknowledgement of Assignment of Required License Agreements.    Seller shall have received an acknowledgement or consent, as applicable, from the Required Licensors of Seller's right to assign the Required License Agreements to Buyer and to sublicense the Required License Agreements to BGX.

          (h)    Insurance.    The Tail Policy shall have been issued and shall be in full force and effect and Seller shall have paid the premiums therefor in accordance with Section 5.14.

        Section 6.3.    Conditions to Obligations of Seller.    The obligation of Seller to consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver by Seller at or prior to the Closing of the following additional conditions:

          (a)    Representations and Warranties.    The representations and warranties of Buyer contained herein that are qualified by materiality or subject to thresholds shall be true and correct in all respects, and the representations and warranties of Buyer contained herein that are not so qualified shall be true and correct in all material respects, as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date).

          (b)    Covenants.    Buyer shall have performed and complied in all material respects with all covenants, agreements and obligations required to be performed or complied with on or prior to the Closing Date.

          (c)    Officer's Certificate.    Seller shall have received a certificate, dated as of the Closing Date, duly executed by an authorized representative of Buyer, certifying that:

              (i)  all of the conditions set forth in Section 6.3(a) and Section 6.3(b) have been satisfied;

             (ii)  all required approvals of Buyer authorizing the execution, delivery and performance of this Agreement have been obtained; and

            (iii)  Buyer's officer executing this Agreement, and each of the other documents necessary for consummation of the transactions contemplated herein, is an incumbent officer, and the specimen signature on such certificate is a genuine signature.

          (d)    Other Documents.    Seller shall have received the documents and other agreements and instruments pursuant to Section 6.4(b), and such other documents, agreements and instruments as it may reasonably request in connection with the consummation of the transactions contemplated hereby.

        Section 6.4.    Closing Deliverables.

          (a)    Certain Closing Deliveries of Seller.    At the Closing, Seller shall have delivered or caused to be delivered to Buyer:

              (i)  subject to Section 2.5, a duly executed counterpart to the Bill of Sale and Assignment and Assumption Agreement, substantially in the form of Exhibit A, as may be necessary, among other things, to effect the assignment to Buyer of all rights of Seller in and to the Assumed Contracts, duly executed by Seller;

             (ii)  a duly executed counterpart to the License and Sublicense Agreement (the "Seller License Agreement"), pursuant to which Buyer will sublicense its rights under the NRC License Agreement and in Neose Case NEO00206 to Seller;

            (iii)  assignments for the registrations and applications included in the Transferred Intellectual Property in such form or forms reasonably satisfactory to Buyer which shall be recordable in all jurisdictions in which such registrations have been made or such applications have been filed;

            (iv)  copies of each Assumed Contract, and physical possession of any tangible Purchased Assets, together with certain deeds, endorsements or other instruments as may be reasonably requested by Buyer to vest in Buyer good and marketable title to all of the Purchased Assets, including the Inventory and the Books and Records, in each case in accordance with the Transition Plan; and

             (v)  a duly executed copy of the BGX License Agreement, substantially in the form attached hereto as Exhibit B;

            (vi)  a duly executed copy of the BGX Sublicense Agreement, substantially in the form attached hereto as Exhibit C;

           (vii)  a duly executed counterpart to the assignment of all of Seller's rights, duties and obligations under the BGX License Agreement and the BGX Sublicense Agreement, substantially in the form attached hereto as Exhibit D;

          (viii)  a duly executed counterpart to the Post-Closing Confidentiality Agreement, substantially in the form attached hereto as Exhibit F; and

            (ix)  a duly executed copy of the BGX Asset Purchase Agreement, as the same may be amended in accordance with Section 5.6;

          (b)    Certain Closing Deliveries of Buyer.    Buyer shall have delivered or caused to be delivered to Seller:

              (i)  payment of the Purchase Price by wire transfer of same day funds directly to the account set forth on Schedule 6.4(b)(i);

             (ii)  a duly executed counterpart to any Bill of Sale and Assignment and Assumption Agreement, substantially in the form of Exhibit A, as may be reasonably necessary, among other things, to effect the consummation of the transactions contemplated herein;

            (iii)  a duly executed counterpart to the Seller License Agreement; and

            (iv)  a duly executed counterpart to the Novo Assignment and Assumption Agreement, substantially in the form attached hereto as Exhibit D;

             (v)  a duly executed copy of the Patent Cooperation Agreement, substantially in the form attached hereto as Exhibit E; and

            (vi)  a duly executed counterpart to the Post-Closing Confidentiality Agreement, substantially in the form attached hereto as Exhibit F.

        Section 6.5.    Frustration of Closing Conditions.    Neither Buyer nor Seller may rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by such party's failure to act in good faith or to comply with its agreements set forth herein.

        Section 6.6.    Liquidation of Seller.    Buyer and Seller each acknowledge that, notwithstanding certain post-Closing covenants contained herein, it is Seller's intention to file for legal dissolution promptly following the Closing and to wind-up and liquidate its remaining assets as promptly as practical following the Closing.

ARTICLE VII
SURVIVAL

        Section 7.1.    Non-Survival of Representations, Warranties and Agreements.    From and after the Closing Date, Seller shall have no liability to Buyer with respect to any inaccuracy or breach of any of the representations or warranties of Seller in this Agreement or any Related Documents. The covenants and agreements in this Agreement and in any certificate delivered in connection with this Agreement or any Related Document shall not survive the earlier of the Closing Date or the termination of this Agreement under Section 8.1, as the case may be, unless otherwise expressly provided herein. Each party agrees that, except for the representations and warranties contained in this Agreement and the Related Documents, no party to this Agreement has made any other representations and warranties, and each party disclaims any other representations and warranties, made by itself, its officers, directors, employees, agents, financial and legal advisors or other representatives with respect to the execution and delivery of this Agreement and the Related Documents or the transactions contemplated hereby and thereby, notwithstanding the delivery of disclosure to any other party or any party's representatives of any documentation or other information with respect to any one or more of the foregoing.

 ARTICLE VIII
TERMINATION

        Section 8.1.    Termination.    This Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time prior to the Closing whether before or after the Agreement has been adopted and the transactions contemplated hereby have been approved by the Required Stockholder Vote:

          (a)    by mutual written agreement of Buyer and Seller;

          (b)    by Notice of Termination delivered by either party to the other party, if (i) the Closing shall not have occurred prior to January 31, 2009 (the "End Date") (other than due to a breach of any representation or warranty hereunder of the party seeking to terminate this Agreement or as a result of the failure on the part of such party to comply with or perform any of its covenants, agreements or obligations under this Agreement) or (ii) there shall be in effect any Applicable Law that prohibits the Closing or if the Closing would violate any non-appealable Order;

          (c)    prior to the Closing, by Notice of Termination delivered by Buyer to Seller, if any of the conditions set forth in Section 6.1 or Section 6.2 shall have become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by Buyer;

          (d)    prior to the Closing, by Notice of Termination delivered by Seller to Buyer, if any of the conditions set forth in Section 6.1 or Section 6.3 shall have become incapable of fulfillment on or prior to the End Date and such condition or conditions shall not have been waived by Seller;

          (e)    prior to the Closing, by Notice of Termination delivered by Seller to Buyer, or by Buyer to Seller, if upon a vote at a duly held Seller Stockholders Meeting, the Required Stockholder Vote shall not have been obtained;

          (f)    prior to the Closing, by Notice of Termination delivered by Buyer to Seller, if at any time prior to the Closing, Seller's Board of Directors effects a Change in Recommendation; or

          (g)    by Notice of Termination delivered by Seller to Buyer immediately prior to Seller entering into a definitive agreement with respect to a Superior Acquisition Proposal; provided, however, that (i) Seller has not materially violated the provisions of Section 5.7 with respect to such Superior Acquisition Proposal, (ii) the Board of Directors of Seller has determined to terminate this Agreement in accordance with Section 5.7(d) and (iii) contemporaneously with the termination of this Agreement, Seller pays to Buyer the Termination Fee in accordance with Section 8.2(c).

        Section 8.2.    Procedure and Effect of Termination.

          (a)    Notice of Termination.    Termination of this Agreement by either party shall be by delivery of a written notice to the other party (a "Notice of Termination"). A Notice of Termination shall state the termination provision in this Agreement that such terminating party is claiming provides a basis for termination of this Agreement. Termination of this Agreement pursuant to the provisions of Section 8.1 shall be effective upon and as of the date of delivery of a Notice of Termination as determined pursuant to Section 9.2.

          (b)    Certain Effects of Termination.

              (i)  Except as provided in Section 7.1, in the event of termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of Seller or any of its Representatives, and all rights and obligations of each party hereto shall cease except that the provisions of Section 5.2, Section 8.2(c), Section 8.2(d) and Article IX shall survive any such termination and shall remain in full force and effect; provided, however, that nothing in this Agreement shall relieve any party from liability for the willful breach of any of its representations and warranties or any of its covenants or agreements set forth herein and termination of this Agreement shall not terminate the Existing Confidentiality Agreement.

             (ii)  If this Agreement is terminated pursuant to Section 8.1: (A) each party shall, and shall cause each of its directors, officers, employees, agents, representatives and advisors to, return to the other party all documents and other material received from such other party or any of its Affiliates relating to the transactions contemplated by this Agreement, whether so obtained before or after the execution hereof; and (B) each of the Collaboration Agreements shall continue in full force and effect pursuant to its terms.

          (c)    Termination Fee.    Seller shall pay Buyer, by wire transfer of immediately available funds, the sum of $1,000,000 (the "Termination Fee") if this Agreement is terminated under the following circumstances:

              (i)  if Buyer terminates this Agreement pursuant to Section 8.1(f) following a Change in Recommendation, Seller shall pay the Termination Fee to Buyer on the second Business Day after the date of such termination;

             (ii)  if Seller terminates this Agreement pursuant to Section 8.1(g), Seller shall pay the Termination Fee to Buyer contemporaneously with the termination of this Agreement; or

            (iii)  if (A) either Seller or Buyer terminates this Agreement pursuant to Section 8.1(e), (B) at any time after the date of this Agreement and prior to the Seller Stockholders Meeting, an Acquisition Proposal has been publicly announced or communicated to the Board of Directors of Seller, or any Person has publicly announced an intention, whether or not conditional, to make an Acquisition Proposal and (C) within twelve (12) months after the date of such termination, Seller enters into a definitive agreement with respect to an Acquisition Proposal or an Acquisition Proposal is otherwise consummated, Seller shall pay the Termination Fee to Buyer on the second Business Day after the date such definitive agreement is executed or the date such Acquisition Proposal is consummated, whichever is earlier.

          (d)    Expenses.    If Buyer or Seller terminates this Agreement pursuant to Section 8.1(f) or (g), or pursuant to Section 8.1(e) even if Buyer is not entitled to received the Termination Fee in accordance with Section 8.2(c)(iii), Seller shall reimburse Buyer, not later than two Business Days after submission of statements therefor, for up to an aggregate of $500,000 of the out-of-pocket costs and expenses (including attorneys,' accountants' and investment bankers' fees and expenses) incurred by Buyer in connection with the transactions contemplated by this Agreement.

ARTICLE IX
MISCELLANEOUS

        Section 9.1.    Governing Law; Jurisdiction; Venue; Service Of Process.

          (a)    Governing Law.    Construction and interpretation of this Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive Applicable Law of another jurisdiction.

          (b)    Jurisdiction; Venue; Service Of Process.    The parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for any Action (other than appeals therefrom) arising out of or relating to this Agreement or the Related Documents or otherwise in connection with the transactions contemplated hereby and thereby, and agree not to commence any Action, (other than appeals therefrom) related thereto except in such courts. The parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any Action (other than appeals therefrom) arising out of or relating to this Agreement or the Related Documents or otherwise in connection with the transactions contemplated hereby and thereby in the courts of the State of New York or the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum. Each party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to its address set forth below shall be effective service of process for any Action brought against it under this Agreement in any such court.

        Section 9.2.    Notices.    All notices, requests, demands and other communications that are required or may be given pursuant to the terms of this Agreement shall be in written form, and shall be deemed delivered (a) on the date of delivery when delivered by hand on a Business Day, (b) on the Business Day designated for delivery if sent by reputable overnight courier maintaining records of receipt and (c) on the date of transmission when sent by facsimile, electronic mail or other electronic transmission during normal business hours on a Business Day, with confirmation of transmission by the transmitting equipment. All such communications shall be addressed to the parties at the address set forth as follows, or at such other address as a party may designate upon ten (10) days' prior written notice to the other party.

  If to Buyer, to:

    Novo Nordisk A/S
    Novo Allé
    2880 Bagsvaerd
    Denmark
    Attention: Vice President, Business Development
    Telephone: 011.45.4444.8888
    Facsimile: 011.45.4442.1830

  with a copy (which shall not constitute notice) to the same address:

    Attention: General Counsel
    Telephone:
    Facsimile: 011.45.4498.0670

  and with a copy (which shall not constitute notice) to:

    Davis Polk & Wardwell
    99 Gresham Street
    London EC2V 7NG
    United Kingdom
    Telephone: 011.44.20.7418.1376
    Facsimile: 011.44.20.7710.4893
    Attention: Jeffrey R. O'Brien, Esq.

  If to Seller to:

    Neose Technologies, Inc.
    102 Rock Road
    Horsham, PA 19044
    Attention: Chief Executive Officer
    Telephone: 215.315.9000
    Facsimile: 215.315.9100

  with a copy (which shall not constitute notice) to:

    Morgan, Lewis & Bockius LLP
    502 Carnegie Center
    Princeton, NJ 08540
    Telephone: (609) 919-6604
    Facsimile: (609) 919-6701
    Attention: Steven M. Cohen, Esq.

        Section 9.3.    Benefits of Agreement.    All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any third party, including, for the avoidance of doubt, any Employee or securityholder of Seller.

        Section 9.4.    Amendments and Waivers.    No modification, amendment or waiver of any provision of, or consent or approval required by, this Agreement, nor any consent to or approval of any departure herefrom, shall be effective unless it is in writing and signed by the party against whom enforcement of any such modification, amendment, waiver, consent or approval is sought. Such modification, amendment, waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. Neither the failure of either party to enforce, nor the delay of either party in enforcing, any condition or part of this Agreement at any time shall be construed as a waiver of that condition or part or forfeit any rights to future enforcement thereof. No action taken pursuant to this Agreement, including any investigation by or on behalf of either party hereto, shall be deemed to constitute a waiver by the party taking action of compliance by the other party with any representation, warranty, covenant, agreement or obligation contained herein.

        Section 9.5.    Cumulative Rights.    Except as expressly provided herein, the various rights under this Agreement shall be construed as cumulative, and no one of them is exclusive of any other or exclusive of any rights allowed by Applicable Law.

        Section 9.6.    Expenses.    Except as otherwise specified herein, each party shall bear any costs and expenses with respect to the transactions contemplated herein incurred by it.

        Section 9.7.    WAIVER OF JURY TRIAL.    EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE RELATED DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN.

        Section 9.8.    Assignment.    This Agreement and the rights and obligations hereunder shall not be assignable or transferable by either party hereto without the prior written consent of the other party hereto; provided, however, that Buyer may assign all of its rights and obligations under this Agreement, in whole or from time to time in part, to (i) one or more of its Affiliates at any time and (ii) after the Closing Date, to any Person, effective upon providing written notice to Seller; provided that no such transfer or assignment will relieve Buyer of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Buyer and Buyer will promptly notify Seller of any such permitted assignment. Any attempted assignment in violation of this Section 9.8 shall be null and void.

        Section 9.9.    Enforceability; Severability.    (a) If any covenant or provision hereof is determined to be void or unenforceable in whole or in part, it shall not be deemed to affect or impair the validity of any other covenant or provision hereof if the rights and obligations of a party hereto will not be materially and adversely affected, each of which is hereby declared to be separate and distinct, (b) if any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable, and (c) if any provision of this Agreement is declared invalid or unenforceable for any reason other than overbreadth, the parties hereto agree to modify the offending provision so as to maintain the essential benefits of the bargain (including the rights and obligations hereunder) between the parties to the maximum extent possible, consistent with Applicable Law and public policy.

        Section 9.10.    Entire Agreement.    This Agreement, together with the Schedules and Exhibits expressly contemplated hereby and attached hereto, the Related Documents, the Existing Confidentiality Agreement and the other agreements, certificates and documents delivered in connection herewith or otherwise in connection with the transactions contemplated hereby and thereby, contain the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersede all prior agreements or understandings among the parties with respect to the subject matter hereof, including that certain letter of interest, dated May 16, 2008, by and between Buyer and Seller.

        Section 9.11.    Counterparts.    This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

NOVO NORDISK A/S
By:	/s/ JESPER BRANDGAARD
	Name:	Jesper Brandgaard
	Title:	Chief Financial Officer
By:	/s/ LISE KINGO
	Name:	Lise Kingo
	Title:	Executive Vice President and Chiefs of Staff Corporate Relations
NEOSE TECHNOLOGIES, INC.
By:	/s/ GEORGE J. VERGIS
	Name:	George J. Vergis
	Title:	President and Chief Executive Officer

SIGNATURE PAGE TO THE ASSET PURCHASE AGREEMENT

 ANNEX C

PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION
OF
NEOSE TECHNOLOGIES, INC.

        This Plan of Complete Liquidation and Dissolution (this "Plan") is intended to accomplish the dissolution and complete liquidation of Neose Technologies, Inc., a Delaware corporation (the "Company"), in accordance with the Delaware General Corporation Law (the "DGCL") and Section 331 and Section 336 of the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

        1.     The Board of Directors of the Company (the "Board of Directors") has adopted this Plan and called a special meeting (the "Meeting") of the Company's stockholders (the "Stockholders") to take action on the Plan. If Stockholders holding a majority of the Company's outstanding common stock, par value $.01 per share (the "Common Stock"), vote for the adoption of this Plan at the Meeting, this Plan shall constitute the adopted Plan of the Company as of the latter of (i) the date of the Meeting, or such later date on which the Stockholders may approve this Plan if the Meeting is adjourned to a later date, and (ii) the date that the Dissolution Conditions (as defined below) have been satisfied (the "Adoption Date").

        2.     The approval of this Plan shall also be conditioned upon (i) approval of the Asset Purchase Agreement, dated September 17, 2008, between the Company and BioGeneriX AG, and the sale of certain assets to BioGeneriX AG (collectively, the "BGX Asset Sale") by the Stockholders holding a majority of the Company's outstanding Common Stock, (ii) approval of the Asset Purchase Agreement, dated September 17, 2008, between the Company and Novo Nordisk A/S, and the sale of certain assets to Novo Nordisk A/S (collectively, the "Novo Asset Sale," together with the BGX Asset Sale, the "Assets Sales") by the Stockholders holding a majority of the Company's outstanding Common Stock, and (iii) the subsequent consummation of each of the Asset Sales (collectively, the "Dissolution Conditions").

        3.     On or after the Adoption Date, the officers of the Company shall, at such time as the Board of Directors, in its absolute discretion, deems necessary, appropriate or desirable (and which may be delayed by the Board of Directors for as long as it deems necessary, appropriate or desirable), file with the Secretary of State of the State of Delaware a certificate of dissolution (the "Certificate of Dissolution") in accordance with the DGCL (such date that the filing becomes effective, in accordance with Section 103 of the DGCL, the "Date of Dissolution") and shall also obtain any certificates required from the state tax authorities of other states necessary for filings in such other states.

        4.     After the Date of Dissolution, the Company shall not engage in any business activities except to the extent necessary to preserve the value of its assets, wind up its business and affairs, and distribute its assets in accordance with this Plan and pursuant to Section 278 of the DGCL. No later than thirty (30) days following the Adoption Date, the Company shall file Form 966 with the Internal Revenue Service.

        5.     On or after the Date of Dissolution, the Company shall determine whether and when to collect, sell, exchange or otherwise dispose of all of its property and assets in one or more transactions upon such terms and conditions as the Board of Directors, in its absolute discretion, deems expedient and in the best interests of the Company and the Stockholders. In connection with such collection, sale, exchange and other disposition, the Company shall collect or make provision for the collection of all accounts receivable, debts and claims owing to the Company.

        6.     Adoption of this Plan by holders of a majority of the outstanding Common Stock shall constitute the approval of the Stockholders of the sale, exchange or other disposition, in liquidation of all of the property and assets of the Company on or after the Date of Dissolution, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions.

        7.     On and after the Date of Dissolution, the Company shall liquidate the Company's assets in accordance with any applicable provision of the DGCL. Without limiting the flexibility of the Board of Directors, the Board of Directors may, at it option, instruct the officers of the Company to follow the procedures set forth in Sections 280 and 281(a) of the DGCL which instruct such officers to, among other things: (i) give notice of the dissolution to all persons having a claim against the Company and, in the sole discretion of the Board of Directors, provide for the rejection of any such claims in accordance with Section 280 of the DGCL; (ii) offer to any claimant on a contract whose claim is contingent, conditional or unmatured, security in an amount sufficient to provide compensation to the claimant if the claim matures, and petition the Delaware Court of Chancery to determine the amount and form of security sufficient to provide compensation to any such claimant who rejects such offer in accordance with Section 280 of the DGCL; (iii) petition the Delaware Court of Chancery to determine the amount and form of security which would be reasonably likely to be sufficient to provide compensation for (a) claims that are the subject of pending action, suit or proceeding to which the Company is a party, and (b) claims that have not been made known to the Company at the time of dissolution, but are likely to arise or become known within five years (or longer in the discretion of the Delaware Court of Chancery, but in no event, longer than ten years), each in accordance with Section 280 of the DGCL; (iv) pay, or make adequate provision for payment, of all claims made against the Company and not rejected, including all expenses of the sale of assets and of the liquidation and dissolution provided for by this Plan in accordance with Sections 280 and 281(a) of the DGCL; (v) post all security offered and not rejected and all security ordered by the Delaware Court of Chancery in accordance with Sections 280 and 281(a) of the DGCL; and (vi) to the extent permitted by law, make one or more liquidating distributions to the Stockholders. Notwithstanding the foregoing, the Company shall not be required to follow the procedures described in Section 280 of the DGCL, and the adoption of this Plan by the Stockholders shall constitute full and complete authority for the Board of Directors and the officers of the Company, without further stockholder action, to proceed with the dissolution and liquidation of the Company in accordance with any applicable provision of the DGCL, including, without limitation, Section 281(b) thereof.

        8.     As a condition to receipt of the final liquidating distribution to the Stockholders, the Board of Directors, in its absolute discretion, may require the Stockholders to (i) surrender their certificates evidencing the Common Stock to the Company or its agent for recording of such distributions thereon; or (ii) furnish the Company with evidence satisfactory to the Board of Directors of the loss, theft or destruction of their certificates evidencing the Common Stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board of Directors ("Satisfactory Evidence and Indemnity"). The Company will finally close its stock transfer books and discontinue recording transfers of Common Stock on the Date of Dissolution, and thereafter certificates representing Common Stock will not be assignable or transferable on the books of the Company.

        9.     If any distribution to a Stockholder cannot be made, whether because the Stockholder cannot be located or for any other reason, the distribution to which such Stockholder is entitled shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such Stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

        10.   In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board of Directors, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of this Plan.

        11.   In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board of Directors, pay to the Company's officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan. Adoption of this Plan by a majority of the outstanding Common Stock shall constitute the approval of the Stockholders of the payment of any such compensation.

        12.   The Company shall continue to indemnify its officers, directors, employees, agents and representatives in accordance with its certificate of incorporation and by-laws and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of the Company. The Board of Directors, in its absolute discretion, is authorized to obtain and maintain insurance as may be necessary or appropriate to cover the Company's obligations hereunder.

        13.   Notwithstanding authorization or consent to this Plan and the transactions contemplated hereby by the Stockholders, the Board of Directors may modify, amend or abandon this Plan and the transactions contemplated hereby without further action by the Stockholders to the extent permitted by the DGCL.

        14.   The Board of Directors of the Company is hereby authorized, without further action by the Stockholders, to do and perform or cause the officers of the Company, subject to approval of the Board of Directors, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable, in the absolute discretion of the Board of Directors, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up its affairs.

 ANNEX D

September 17, 2008

STRICTLY PRIVATE AND CONFIDENTIAL

Board of Directors
Neose Technologies, Inc.
102 Rock Road
Horsham, PA 19044

Members of the Board:

        You have requested our opinion as to the fairness, from a financial point of view, to Neose Technologies, Inc., a Delaware corporation ("Neose" or the "Company"), of the Purchase Price (as defined below) provided for under the terms of the proposed Asset Purchase Agreement, to be dated as of September 17, 2008 (the "Agreement"), by and among BioGeneriX AG, a company organized under the laws of the Federal Republic of Germany ("Buyer") and the Company.

        Under the Agreement, the Company will sell to the Buyer substantially all of its assets, other than the assets being sold simultaneously by the Company to Novo Nordisk A/S pursuant to a separate agreement. The assets to be sold to the Buyer include, without limitation, the Company's intellectual property rights relating to its glycoPEGylated G-CSF programs, without any restrictions with regard to therapeutic indication or to territory, and any other peptides or proteins (except to the extent related to acquired or hereditary hemorrhagic disorders), and are more particularly described in the Agreement (collectively, the "Purchased Assets"). Concurrent with the sale of the Purchased Assets, the Company's collaboration agreement with the Buyer will be terminated.

        Pursuant to the Agreement and subject to the terms and conditions thereof, the aggregate Purchase Price to be received for the sale of the Purchased Assets is $22,000,000 (the "Purchase Price").

        RBC Capital Markets Corporation ("RBC"), as part of its investment banking services, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, corporate restructurings, underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes.

        We have been engaged to render an opinion to the Board of Directors of the Company as to the fairness of the Purchase Price, from a financial point of view, to the Company and will be entitled to receive a fee upon delivery thereof, without regard to whether our opinion is accepted or the Agreement is consummated. We are also entitled to an additional, larger fee in the event of consummation of the transactions contemplated by the Agreement. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. In the ordinary course of business, RBC or an affiliate may act as a market maker and broker in the publicly traded securities of the Company and receive customary compensation, and may also actively trade securities of the Company for our own account and the accounts of our customers, and, accordingly, RBC and its affiliates may hold a long or short position in such securities.

        For the purposes of rendering our opinion, we have undertaken such review and inquiries as we deemed necessary or appropriate under the circumstances, including the following: (i) we reviewed the financial terms of the draft dated September 16, 2008 of the Agreement (the "Latest Draft Agreement"); (ii) we reviewed and analyzed certain publicly available financial and other data with respect to the Company and certain other relevant historical operating data relating to the Company made available to us from published sources and from the internal records of the Company; (iii) we conducted discussions with members of senior management of the Company with respect to the business prospects and financial outlook of the Company; (iv) we reviewed financial information and estimates relating to the Company that were provided to us by the Company's management (the "Company Forecasts") and have discussed those Company Forecasts with the Company's management; and (v) we performed such other studies and analyses as we deemed appropriate.

        In arriving at our opinion, we performed the following analyses in addition to the review, inquiries, and analyses referred to in the preceding paragraph: (i) we performed a discounted cash flow analysis using the Company Forecasts; (ii) we compared market valuation metrics, to the extent publicly available, of selected precedent transactions with terms we deemed comparable to those of the Agreement, with the market valuation metrics implied by the Purchase Price; and (iii) we compared selected market valuation metrics of publicly-traded companies that we deemed comparable to the Company with metrics implied by the Purchase Price

        Several analytical methodologies have been employed and no one method of analysis should be regarded as critical to the overall conclusion we have reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusions we have reached are based on all the analysis and factors presented, taken as a whole, and also on application of our own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. We therefore give no opinion as to the standalone value or merit of any one or more parts of the analyses.

        In rendering our opinion, we have assumed and relied upon the accuracy and completeness of the financial, legal, tax, operating and other information provided to us by the Company (including, without limitation, the Company Forecasts and the financial statements and related notes thereto), and have not assumed responsibility for independently verifying and have not independently verified such information. For all forward-looking financial information with respect to the Company, we have relied on the Company Forecasts. We assumed that all of the Company Forecasts were reasonably prepared and represent the best currently available estimates and good faith judgments of Company's senior management as to the Company's financial performance and express no opinion as to any aspect of the Company Forecasts, the assumptions on which they are based, or whether such Company Forecasts would be attained.

        In rendering our opinion, we have not assumed any responsibility to perform, and have not performed, an independent evaluation or appraisal of any of the Purchased Assets or of the liabilities of the Company. We have not assumed any obligation to conduct, and have not conducted, a physical inspection of the property or facilities of the Company. We have not investigated, and make no assumption regarding, any litigation or other claims affecting the Company. Our opinion relates to the Company as a going concern and, accordingly, we express no opinion regarding the liquidation value of the Company. This letter should not be construed as creating any fiduciary duty of the part of RBC to the Company, the Board of Directors of the Company, or any other party.

        We have assumed, in all respects material to our analysis, that all conditions to the consummation of the Agreement will be satisfied without waiver thereof, that the representations and warranties of each party contained in the Agreement are true and correct and that each party will perform all of the covenants and agreements required to be performed by it under the Agreement. We have assumed that the executed version of the Agreement will not differ, in any respect material to our opinion, from the Latest Draft Agreement. In addition, we have relied upon the Company to advise us promptly if any information previously provided to us has become inaccurate or is required to be updated during our review.

        Our opinion speaks only as of the date hereof, is based on the conditions as they exist and information which we have been supplied as of the date hereof, and is without regard to any market, economic, financial, legal, or other circumstances or event of any kind or nature which may exist or occur after such date. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon events occurring after the date hereof and do not have an obligation to update, revise or reaffirm this opinion.

        The opinion expressed herein is provided for the information and assistance of the Board of Directors of the Company in connection with the Agreement. All advice and opinions (written and oral) rendered by RBC are intended for the use and benefit of the Board of Directors of the Company. Such advice or opinions may not be reproduced, summarized, excerpted from or referred to in any public document or given to any other person without the prior written consent of RBC. If required by applicable law, such opinion may be included in any disclosure document filed by the Company with the Securities and Exchange Commission with respect to the proposed Agreement; provided however, that such opinion must be reproduced in full and that any description of or reference to RBC be in a form reasonably acceptable to RBC and its counsel (which acceptance will not be unreasonably withheld, delayed or conditioned). RBC shall have no responsibility for the form or content of any such disclosure document, other than the opinion itself; provided, however, that RBC will use reasonable care in reviewing the description of or reference to RBC or the opinion in any disclosure document filed by the Company with the SEC.

        Our opinion does not address the merits of the underlying decision by the Company to engage in transactions contemplated by the Agreement or the relative merits of such transactions compared to any alternative business strategy or transactions in which the Company might engage and does not constitute a recommendation regarding the decision of the Board of Directors of the Company to approve of the Agreement, to any member of the Board of Directors or any holder of Company Common Stock as to how to vote in connection with the proposed Agreement, or to the decision of the Company to enter into the Agreement or to effectuate the transactions contemplated by the Agreement.

        Our opinion addresses solely the fairness, from a financial point of view, of the Purchase Price to be paid to the Company under the Agreement. Our opinion does not in any way address other terms or conditions of the Agreement.

        Our opinion has been approved by RBC's Fairness Opinion Committee.

        Based on our experience as investment bankers and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that, as of the date hereof, the Purchase Price to be received by the Company pursuant to the Agreement is fair, from a financial point of view.

Very truly yours,

/s/ RBC Capital Markets Corporation

RBC CAPITAL MARKETS CORPORATION

 ANNEX E

September 17, 2008

STRICTLY PRIVATE AND CONFIDENTIAL

Board of Directors
Neose Technologies, Inc.
102 Rock Road
Horsham, PA 19044

Members of the Board:

        You have requested our opinion as to the fairness, from a financial point of view, to Neose Technologies, Inc., a Delaware corporation ("Neose" or the "Company"), of the Purchase Price (as defined below) provided for under the terms of the proposed Asset Purchase Agreement, to be dated as of September 17, 2008 (the "Agreement"), by and among Novo Nordisk A/S, a limited liability company organized under the laws of Denmark and the Company.

        Under the Agreement, the Company will sell to the Buyer substantially all of its assets, other than the assets being sold simultaneously by the Company to BioGeneriX AG pursuant to a separate agreement. The assets to be sold to the Buyer include, without limitation, the Company's intellectual property rights relating to its recombinant coagulation Factor VIIa, Factor VIII and Factor IX programs for use in the prevention or treatment of acquired or hereditary hemorrhagic disorders, and are more particularly described in the Agreement (collectively, the "Purchased Assets"). Concurrent with the sale of the Purchased Assets, the Company's collaboration agreements with the Buyer will be terminated.

        Pursuant to the Agreement and subject to the terms and conditions thereof, the aggregate Purchase Price to be received for the sale of the Purchased Assets is $21,000,000 (the "Purchase Price").

        RBC Capital Markets Corporation ("RBC"), as part of its investment banking services, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, corporate restructurings, underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes.

        We have been engaged to render an opinion to the Board of Directors of the Company as to the fairness of the Purchase Price, from a financial point of view, to the Company and will be entitled to receive a fee upon delivery thereof, without regard to whether our opinion is accepted or the Agreement is consummated. We are also entitled to an additional, larger fee in the event of consummation of the transactions contemplated by the Agreement. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. In the ordinary course of business, RBC or an affiliate may act as a market maker and broker in the publicly traded securities of the Company and receive customary compensation, and may also actively trade securities of the Company for our own account and the accounts of our customers, and, accordingly, RBC and its affiliates may hold a long or short position in such securities.

        For the purposes of rendering our opinion, we have undertaken such review and inquiries as we deemed necessary or appropriate under the circumstances, including the following: (i) we reviewed the financial terms of the draft dated September 16, 2008 of the Agreement (the "Latest Draft Agreement"); (ii) we reviewed and analyzed certain publicly available financial and other data with respect to the Company and certain other relevant historical operating data relating to the Company made available to us from published sources and from the internal records of the Company; (iii) we conducted discussions with members of senior management of the Company with respect to the business prospects and financial outlook of the Company; (iv) we reviewed financial information and estimates relating to the Company that were provided to us by the Company's management (the "Company Forecasts") and have discussed those Company Forecasts with the Company's management; and (v) we performed such other studies and analyses as we deemed appropriate.

        In arriving at our opinion, we performed the following analyses in addition to the review, inquiries, and analyses referred to in the preceding paragraph: (i) we performed a discounted cash flow analysis using the Company Forecasts; (ii) we compared market valuation metrics, to the extent publicly available, of selected precedent transactions with terms we deemed comparable to those of the Agreement, with the market valuation metrics implied by the Purchase Price; and (iii) we compared selected market valuation metrics of publicly-traded companies that we deemed comparable to the Company with metrics implied by the Purchase Price

        Several analytical methodologies have been employed and no one method of analysis should be regarded as critical to the overall conclusion we have reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusions we have reached are based on all the analysis and factors presented, taken as a whole, and also on application of our own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. We therefore give no opinion as to the standalone value or merit of any one or more parts of the analyses.

        In rendering our opinion, we have assumed and relied upon the accuracy and completeness of the financial, legal, tax, operating and other information provided to us by the Company (including, without limitation, the Company Forecasts and the financial statements and related notes thereto), and have not assumed responsibility for independently verifying and have not independently verified such information. For all forward-looking financial information with respect to the Company, we have relied on the Company Forecasts. We assumed that all of the Company Forecasts were reasonably prepared and represent the best currently available estimates and good faith judgments of Company's senior management as to the Company's financial performance and express no opinion as to any aspect of the Company Forecasts, the assumptions on which they are based or whether such Company Forecasts would be attained.

        In rendering our opinion, we have not assumed any responsibility to perform, and have not performed, an independent evaluation or appraisal of any of the Purchased Assets or of the liabilities of the Company. We have not assumed any obligation to conduct, and have not conducted, a physical inspection of the property or facilities of the Company. We have not investigated, and make no assumption regarding, any litigation or other claims affecting the Company. Our opinion relates to the Company as a going concern and, accordingly, we express no opinion regarding the liquidation value of the Company. This letter should not be construed as creating any fiduciary duty of the part of RBC to the Company, the Board of Directors of the Company, or any other party.

        We have assumed, in all respects material to our analysis, that all conditions to the consummation of the Agreement will be satisfied without waiver thereof, that the representations and warranties of each party contained in the Agreement are true and correct and that each party will perform all of the covenants and agreements required to be performed by it under the Agreement. We have assumed that the executed version of the Agreement will not differ, in any respect material to our opinion, from the Latest Draft Agreement. In addition, we have relied upon the Company to advise us promptly if any information previously provided to us has become inaccurate or is required to be updated during our review.

        Our opinion speaks only as of the date hereof, is based on the conditions as they exist and information which we have been supplied as of the date hereof, and is without regard to any market, economic, financial, legal, or other circumstances or event of any kind or nature which may exist or occur after such date. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon events occurring after the date hereof and do not have an obligation to update, revise or reaffirm this opinion.

        The opinion expressed herein is provided for the information and assistance of the Board of Directors of the Company in connection with the Agreement. All advice and opinions (written and oral) rendered by RBC are intended for the use and benefit of the Board of Directors of the Company. Such advice or opinions may not be reproduced, summarized, excerpted from or referred to in any public document or given to any other person without the prior written consent of RBC. If required by applicable law, such opinion may be included in any disclosure document filed by the Company with the Securities and Exchange Commission with respect to the proposed Agreement; provided however, that such opinion must be reproduced in full and that any description of or reference to RBC be in a form reasonably acceptable to RBC and its counsel (which acceptance will not be unreasonably withheld, delayed or conditioned). RBC shall have no responsibility for the form or content of any such disclosure document, other than the opinion itself; provided, however, that RBC will use reasonable care in reviewing the description of or reference to RBC or the opinion in any disclosure document filed by the Company with the SEC.

        Our opinion does not address the merits of the underlying decision by the Company to engage in transactions contemplated by the Agreement or the relative merits of such transactions compared to any alternative business strategy or transactions in which the Company might engage and does not constitute a recommendation regarding the decision of the Board of Directors of the Company to approve of the Agreement, to any member of the Board of Directors or any holder of Company Common Stock as to how to vote in connection with the proposed Agreement, or to the decision of the Company to enter into the Agreement, or to effectuate the transactions contemplated by the Agreement.

        Our opinion addresses solely the fairness, from a financial point of view, of the Purchase Price to be paid to the Company under the Agreement. Our opinion does not in any way address other terms or conditions of the Agreement.

        Our opinion has been approved by RBC's Fairness Opinion Committee.

        Based on our experience as investment bankers and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that, as of the date hereof, the Purchase Price to be received by the Company pursuant to the Agreement is fair, from a financial point of view.

Very truly yours,

/s/ RBC Capital Markets

RBC CAPITAL MARKETS CORPORATION

 ANNEX F

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

(Mark One)
☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
for the fiscal year ended December 31, 2007
or
☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
for the transition period from to

Commission File Number 0-27718

NEOSE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	13-3549286
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
102 Rock Road Horsham, Pennsylvania	19044
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (215) 315-9000
Securities registered pursuant to Section 12(b) of the Act:
Common Stock, par value $0.01 per share	The NASDAQ Stock Market LLC
(Title of each class)	(Name of each exchange on which registered)
Securities registered pursuant to Section 12(g) of the Act:
None (Title of class)

         Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐    No ☒

         Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐    No ☒

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

         Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in the definitive proxy statement or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

         Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐    No ☒

         As of June 30, 2007, the aggregate market value of the registrant's Common Stock held by non-affiliates of the registrant was approximately $116,082,696 based on the last sale price of the Common Stock on such date as reported by The NASDAQ Stock Market LLC. This calculation excludes 7,280,093 shares held on June 30, 2007 by directors and executive officers.

         As of March 7, 2008, there were 54,468,181 shares of the registrant's Common Stock outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

         The registrant's definitive proxy statement to be filed in connection with solicitation of proxies for its 2008 Annual Meeting of Stockholders, is incorporated by reference into Part III of this Annual Report on Form 10-K.

NEOSE®, GlycoPEGylation™, GlycoAdvance® and GlycoConjugation™ are trademarks of Neose Technologies, Inc. This Annual Report on Form 10-K also includes trademarks and trade names of other companies.

 PART I

ITEM 1.    BUSINESS.

Overview

        We are a clinical-stage biopharmaceutical company focused on the development of next-generation therapeutic proteins, which we believe will be competitive with best-in-class protein drugs currently on the market. We have two therapeutic protein candidates in clinical trials: GlycoPEG-GCSF and GlycoPEG-FVIIa: and two therapeutic protein candidates in the research stage: GlycoPEG-FVIII and GlycoPEG-FIX. In 2006, the G-CSF, recombinant Factor VIIa, recombinant Factor VIII, and recombinant Factor IX drug categories had aggregate worldwide sales of approximately $4.4 billion, $1 billion, $2 billion, and $360 million, respectively.

        GlycoPEG-GCSF is a long-acting version of granulocyte colony stimulating factor (G-CSF) that we are co-developing with BioGeneriX AG, a company of the ratiopharm Group. G-CSF is prescribed to stimulate production of neutrophils (a type of white blood cell) and is approved for sale in major markets around the world for treatment of neutropenia associated with myelosuppressive chemotherapy. In November 2007, we reported data from two Phase I clinical trials. That data demonstrated that GlycoPEG-GCSF is a potent stimulator of neutrophils and mobilizer of peripheral blood progenitor cells, and that at comparable doses to Neulasta® (Amgen's marketed, long-acting G-CSF), GlycoPEG-GCSF demonstrates a 60% greater bioavailability, leading to a 30% increase in the generation of neutrophils. We expect BioGeneriX to commence a Phase II study in the first half of 2008.

        GlycoPEG-FVIIa is a long-acting form of recombinant Factor VIIa that is being developed by our partner, Novo Nordisk A/S, utilizing our GlycoPEGylation technology. Factor VIIa is used in the treatment of bleeding episodes and for the prevention of bleeding during surgery or invasive procedures in patients with congenital hemophilia with inhibitors to coagulation Factors VIII or IX. In June 2007, Novo Nordisk initiated a Phase I clinical study to assess the safety and pharmacokinetics of GlycoPEG-FVIIa in healthy volunteers. During 2007, poster presentations of preclinical data for GlycoPEG-FVIIa were presented at annual meetings of the International Society on Thrombosis and Haemostasis and the American Society of Hematology. Novo Nordisk is also developing long-acting forms of recombinant Factor VIII and recombinant Factor IX utilizing our GlycoPEGylation technology. Factor VIII products are used in the treatment of Hemophilia A, and Factor IX products are used in the treatment of Hemophilia B.

        In January 2008, we announced the discontinuation of further development of GlycoPEG-EPO (NE-180), our product candidate intended for the treatment of anemia in patients with chronic kidney disease and cancer patients receiving chemotherapy. The decision to discontinue development was not due to any safety or efficacy concerns about NE-180, but was based on an evaluation of commercial prospects and the likelihood of entering into a timely collaboration for the compound in the context of increased safety concerns in the erythropoiesis-stimulating agent (ESA) category. In connection with the discontinuation of the NE-180 program, we reduced our workforce by approximately 35%. These actions allowed us to significantly reduce our expected cash expenditures and extend our cash runway by approximately one year. We anticipate paying cash severance benefits of approximately $0.9 million in connection with the workforce reduction, most of which will be paid in the first quarter of 2008. We do not expect to incur any material contract termination charges or non-cash impairment charges in connection with the program discontinuation.

        On February 19, 2008, we received notice from The NASDAQ Stock Market LLC ("NASDAQ") stating that for 30 consecutive business days the bid price for our common stock has closed below the minimum $1.00 per share required for continued listing on the NASDAQ Global Market. As a result, we no longer meet NASDAQ's continued listing criteria and have 180 calendar days, or until

1

August 18, 2008, to regain compliance. The notice has no effect on the listing of our common stock at this time, and Neose shares will continue to trade on the NASDAQ Global Market during the 180-day period. We have not yet determined what action, if any, we will take in response to this notice, although we intend to monitor the bid price of our listed securities between now and August 18, 2008, and consider available options if our common stock does not trade at a level necessary to regain compliance with the NASDAQ minimum closing bid price requirement.

        We believe that our enzymatic pegylation technology, GlycoPEGylation, can improve the drug properties of therapeutic proteins by building out, and attaching polyethylene glycol (PEG) to, carbohydrate structures at specific sites on the proteins. We are using our technology to develop proprietary versions of protein drugs with proven safety and efficacy and to improve the therapeutic profiles of proteins being developed by our partners. We expect these modified proteins to offer significant advantages, including less frequent dosing and possibly improved efficacy, over the original versions of the drugs now on the market, as well as to meet or exceed the pharmacokinetic profile of next-generation versions of the drugs now on the market. We believe this strategy of targeting drugs with proven safety and efficacy allows us to lower the risk profile of our proprietary development portfolio as compared to de novo protein drug development. We intend to continue to focus our research and development resources on therapeutic proteins that we believe have the greatest probability of achieving clinically meaningful therapeutic improvements from our technology and are in commercially attractive categories.

Opportunities in the Therapeutic Protein Market

        Worldwide sales of protein drugs in 2006 have been reported at over $47 billion, and by some estimates are expected to grow to over $55 billion by 2011. We believe that many of the proteins now on the market will lose the protection of certain patent claims over the next 10 years. In addition, many marketed proteins are facing increased competition from next-generation versions or from other drugs approved for the same disease indications. Although not every protein drug is a candidate for the use of our technology, we believe our technology can be applied to many of these marketed drugs to create products with improved clinical profiles. We are pursuing opportunities in this field through our exploratory research program and our partnering and licensing program. We will continue our efforts to build a portfolio of commercially attractive partnerships in a blend of co-developments and licenses. Where possible, we will seek partnerships that allow us to participate significantly in the commercial success of each of the compounds.

Our Technology

        Our GlycoPEGylation technology involves the use of enzymes to attach PEG to carbohydrate structures that we have introduced or modified on proteins. We have developed a special expertise and an extensive intellectual property position in this area. Our technology may permit the development of therapeutic proteins with improved clinical profiles. In some cases, these improvements to therapeutic proteins may also allow us to create new intellectual property relating to our core technology, as well as new compositions of matter. In addition, our technology can be applied to proteins produced in a variety of cell expression systems, including Chinese hamster ovary (CHO) cells, E. coli, and insect cells. We continue to make significant investments in research and development and legal services to protect and expand our intellectual property position. We believe our core technology has broad application to protein drug development and can be extended to provide an opportunity for sustainable growth.

         Improved Clinical Profiles.    Common protein drug delivery problems include poor solubility and stability, proteolysis (rapid degradation), rapid clearance, and immunogenicity. For some proteins, one approach to these problems has been conventional chemical pegylation—the attachment of the large, water-soluble polymer, PEG, directly to the amino acid backbone of the protein. Pegylation may

2

improve the solubility, stability, half-life and immunogenicity profile of a protein drug. Pegylation has been used in marketed drugs, such as PEG-INTRON®, PEGASYS® and Neulasta®.

        For some protein drugs, it has been difficult to achieve the benefits of pegylation by the conventional approach of attaching PEG directly to the protein backbone. A possible explanation is that the sites for the attachment of PEG occur at positions where the bulky PEG molecules block access to the active site on the protein or alter the conformation of the protein. This may diminish or eliminate drug activity.

        By employing GlycoPEGylation, we are able to attach PEG selectively and efficiently to the carbohydrate structures on proteins, rather than attaching PEG directly to the protein backbone. By linking PEG to carbohydrate structures that are remote from the protein's active site, GlycoPEGylation may preserve the bioactivity of the drug and extend its half-life. We believe that significant clinical benefits may be achieved through the application of our GlycoPEGylation technology to proteins. By using our GlycoPEGylation technology, we have been able to demonstrate with several drug candidates a prolonged drug effect in animal and human testing, including drug candidates that have not shown biological activity following traditional chemical pegylation.

         Enabling Multiple Expression Systems.    In addition to attaching PEG to carbohydrate structures, our enzymes also modify or introduce carbohydrates on proteins. We refer to this as our GlycoAdvance technology. Currently, recombinant glycoprotein drugs are often produced in mammalian cell culture expression systems, primarily CHO cells. Generally, carbohydrates are added to proteins during the process of expression. CHO cells, and many other expression systems used for commercial manufacturing of proteins, tend to produce protein molecules with incomplete or inconsistent carbohydrate structures. In the human body, these incompletely glycosylated proteins may be cleared too rapidly, thus compromising the half-life and effectiveness of these proteins.

        Our technology addresses these problems by employing enzymes to modify the carbohydrate structures on proteins that have inadequate carbohydrate structures and to introduce carbohydrates on proteins that have none. Proteins may have inadequate carbohydrate structures as a result of the cell expression systems used, or may have no carbohydrate structures in their native state. Our ability to modify or introduce carbohydrate structures allows our GlycoPEGylation technology to be applied to proteins produced in a variety of cell expression systems, including CHO cells, E. coli, and insect cells.

GlycoPEGylated Products in Development

        There are currently four next-generation therapeutic protein candidates in research and development using our GlycoPEGylation technology: GlycoPEG-GCSF, GlycoPEG-FVIIa, GlycoPEG-FVIII, and GlycoPEG-FIX.

         GlycoPEG-GCSF.    We are developing GlycoPEG-GCSF, a long-acting version of G-CSF, in collaboration with our partner BioGeneriX. In November 2007, we reported data from two Phase I clinical trials. That data demonstrated that GlycoPEG-GCSF is a potent stimulator of neutrophils and mobilizer of peripheral blood progenitor cells, and that at comparable doses to Neulasta® (Amgen's marketed, long-acting G-CSF), GlycoPEG-GCSF demonstrates a 60% greater bioavailability, leading to a 30% increase in the generation of neutrophils. No serious adverse events were reported nor were there any discontinuations for adverse events from that trial. We believe that these data support the initiation of a Phase II study in patients comparing several doses of GlycoPEG-GCSF to the standard fixed dose of Neulasta. We expect BioGeneriX to commence this Phase II study in the first half of 2008.

        G-CSF is prescribed to stimulate production of neutrophils (a type of white blood cell), and is approved for sale in major markets around the world for treatment of neutropenia associated with myelosuppressive chemotherapy. Worldwide sales in the G-CSF category in 2006 were approximately

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$4.4 billion. Of these sales, approximately $3.0 billion were in the U.S. and approximately $1.4 billion were outside the U.S.

        We believe that the expiration of key patents covering G-CSF will provide commercial opportunities in a time frame consistent with our development timeline. We expect that regulatory approval for GlycoPEG-GCSF will be sought both in and outside the U.S. We believe that key patents covering G-CSF have expired in Europe, and will expire in the U.S. in late 2013 and in other jurisdictions between these times. We expect BioGeneriX to pursue regulatory and marketing approval for GlycoPEG-GCSF first in Europe.

         GlycoPEG-FVIIa.    A long-acting form of recombinant Factor VIIa is being developed by our partner, Novo Nordisk, utilizing our GlycoPEGylation technology. In June 2007, Novo Nordisk initiated a Phase I clinical study for GlycoPEG-Factor VIIa. This trial will assess the safety and pharmacokinetics of GlycoPEG-FVIIa in healthy volunteers. During 2007, poster presentations of preclinical data for GlycoPEG-FVIIa were presented at annual meetings of the International Society on Thrombosis and Haemostasis and the American Society of Hematology. These data indicated that GlycoPEGylation significantly prolonged the active half-life of recombinant Factor VIIa. Factor VIIa is used in the treatment of bleeding episodes and for the prevention of bleeding during surgery or invasive procedures in patients with congenital hemophilia with inhibitors to coagulation Factors VIII or IX. The worldwide market for recombinant Factor VIIa was approximately $1.2 billion in 2007, with all of the sales being generated by Novo Nordisk. Novo Nordisk is also investigating other applications for Factor VIIa, including its use in hemophilia prophylaxis for patients with inhibitors, trauma, bleeding in emergencies, and spinal and cardiac surgery.

         GlycoPEG-FVIII.    Novo Nordisk is also developing a long-acting form of recombinant Factor VIII utilizing our GlycoPEGylation technology. This compound is currently in the research stage. In February 2008, we received a milestone payment under our license agreement with Novo Nordisk with respect to this compound. Factor VIII products are used in the treatment of Hemophilia A. People with Hemophilia A do not produce adequate amounts of Factor VIII, which is necessary for the blood to clot effectively. The worldwide market for recombinant Factor VIII products was approximately $2 billion in 2006.

         GlycoPEG-FIX.    The third compound being developed by Novo Nordisk utilizing our GlycoPEGylation technology is a long-acting form of recombinant Factor IX. This compound is currently in the research stage, with an anticipated milestone payment in the first half of 2008. Factor IX products are used in the treatment of Hemophilia B. Hemophilia B is caused by a deficiency of a blood plasma protein called Factor IX that affects the clotting property of blood. According to the National Hemophilia Foundation, Hemophilia B is the second most common type of hemophilia, occurring in about one in 25,000 male births. In the United States, Hemophilia B affects about 3,300 individuals. The worldwide market for recombinant Factor IX was approximately $360 million in 2006.

Partnering and Licensing Program

        Currently we have the following collaborations:

         BioGeneriX.    We are parties to an agreement with BioGeneriX AG to use our proprietary GlycoPEGylation technology to develop a long-acting version of G-CSF. Under the agreement, as amended to date, we and BioGeneriX shared the expenses of preclinical development. BioGeneriX is responsible for supplying the protein and funding the clinical development program and we are responsible for supplying enzyme reagents and sugar nucleotides. As of January 1, 2007, BioGeneriX became responsible for the cost of reagent supply. If we and BioGeneriX proceed to commercialization, we will have commercial rights in the U.S., Canada, Mexico and Japan, and BioGeneriX will have commercial rights in Europe and the rest of the world. Each company has the

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ability to search for its own marketing partner for its territories and will receive significant royalties on product sales in the other company's territory. Each party has the right, in various circumstances, to terminate the agreement by giving the required notice to the other party, subject to the other party's right to continue working on the development and commercialization of a long-acting version of G-CSF, as provided in the agreement. In addition, we have immediate termination rights, in which case we will have all rights to the product candidate, including supply of protein from BioGeneriX or its contract manufacturer, in the event BioGeneriX does not meet certain Phase II diligence requirements.

         Novo Nordisk.    We are parties to three agreements with Novo Nordisk A/S to use our GlycoPEGylation technology to develop and commercialize next-generation versions of recombinant Factors VIIa, VIII and IX, one of which, Factor VIIa, is currently marketed by Novo Nordisk. We received a $4.3 million upfront fee under these agreements, and Novo Nordisk funds our research and development activities for these three proteins. We may also receive up to $52 million in development milestones under these agreements, as amended to date, as well as significant royalties on sales of the licensed products. Under these three agreements, Novo Nordisk's license with respect to each protein continues until the expiration of the last Neose patent covering a licensed product, or until the earlier termination of the applicable agreement. Novo Nordisk has the right to terminate each of the agreements without cause. We have the right to terminate the agreements with respect to Factors VIII and IX if there are no commercial sales of licensed products within a specified period, subject to Novo Nordisk's ability to extend by paying minimum royalties. In February 2008, we received a milestone payment from Novo Nordisk under the Factor VIII license agreement.

Exploratory Research Program

        We conduct exploratory research, both independently and with collaborators, on therapeutic candidates, primarily proteins, using our enzymatic technology. Successful therapeutic candidates may be advanced for development through our own drug development program, our partnering and licensing program, or a combination of the two.

Intellectual Property

        Our success depends on our ability to protect and use our intellectual property rights in the continued development and application of our technology, to operate without infringing the proprietary rights of others, and to prevent others from infringing on our proprietary rights. In connection with our proprietary protein drug program, we have devoted significant resources to investigating the patent protection for currently marketed proteins. We also devote significant resources to obtaining and maintaining patents, and we expect to aggressively enforce our rights if necessary, although we recognize that the scope and validity of patents is never certain.

        Our patent strategy has two main components, the pursuit of a patent portfolio protecting our technology and its anticipated applications, and the evaluation of patent protection for proteins we may target for development.

         Patents and Proprietary Rights.    We have continued to file patent applications covering new developments in our technology, including compositions and methods for enzymatically introducing and modifying sugar chains on a multitude of proteins to form stable linkages between a sugar attached to a polypeptide and a water soluble polymer, therapeutic compound, targeting agent, or other biologically active molecule.

        In addition to developing our own intellectual property, we have obtained and continue to seek complementary intellectual property from others. We have entered into license agreements with various institutions and individuals for certain patent rights, as well as sponsored research and option agreements for the creation and possible license to us of additional intellectual property rights. We are obligated to pay royalties at varying rates based upon, among other things, levels of revenues from the

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sale of licensed products under our existing license agreements, and we expect to pay royalties under new license agreements for intellectual property. Generally, these agreements continue for a specified number of years or as long as any licensed patents remain in force, unless the agreements are terminated earlier.

        We own 32 issued U.S. patents, and have licensed 86 issued U.S. patents from various institutions. In addition, we own or have licensed over 135 patent applications pending in the U.S. There are also 509 foreign patent applications pending or granted related to our owned and licensed patents. Additionally, we have assigned four issued U.S. patents and seven granted or pending foreign counterparts to Magnolia Nutritionals, our joint venture with McNeil Nutritionals (a subsidiary of Johnson & Johnson).

        We recently received eleven U.S. patents and two Notices of Allowance from the U.S. Patent and Trademark Office from and for our patent applications related to our GlycoConjugation and GlycoPEGylation technologies. The granted U.S. claims broadly cover glycosyl-linked polyethylene glycol conjugates of therapeutic peptides, methods of GlycoConjugating therapeutic peptides, and GlycoConjugates comprising more than one peptide. These recently granted U.S. patents and U.S. allowances belong to a series of pending patent applications directed toward our broad GlycoConjugation technology platform and proprietary proteins.

         Proprietary Protein Drugs.    To pursue our strategy of developing proprietary protein drugs, we must ascertain the nature, scope and expiration of existing patent claims covering the proteins we may target for development, and our methods of improving them, such as adding PEG. The patent coverage on these proteins and methods of making them is complex. These patents must be analyzed on a claim-by-claim basis, and we must make decisions based on our analysis of these varied claims. The patents and their expiration dates often vary from the U.S. to Europe to Japan. It is possible that we are unaware of issued patents or pending patent applications that are relevant to our product candidates, either because our search did not find them or because they are not yet publicly available.

        In order to market proprietary versions of currently marketed proteins, it is necessary to determine the expiration dates of existing patent claims that could cover a product candidate by analyzing numerous, complex patent claims and, in some cases, judicial opinions. The analysis of patents is subject to different interpretations and leads to varying legal and business conclusions. For instance, we could analyze the patent coverage of a particular product on the market and determine that our product candidate is eligible for market entry in a jurisdiction prior to our competitors' products, based on the different characteristics or manufacturing processes of those products. If we were to pursue a strategy of early entry into any jurisdiction based on such analysis, others could disagree with our analysis and litigation could result, which would be costly regardless of whether we were successful. Litigation could also result in delays in the launch of a product, even if we ultimately were to prevail in the litigation.

         Nature of Protection.    The nature of patent protection in the pharmaceutical and biotechnology industry is complex, uncertain and unpredictable, and expensive. The patents we seek may not issue, or may issue with a narrower scope than originally sought, and may not be valid or effectively enforceable. Even if our patents are enforceable, enforcement of our patents could be time-consuming and expensive. If the claims in our pending patent applications are narrowed prior to issuance, others will have greater opportunity to circumvent or design around our patent protection.

        We also have proprietary trade secrets and know-how that are not patentable or that we have chosen to maintain as secret rather than filing for patent protection. We seek to protect our secret information by entering into confidentiality agreements with employees, consultants, licensees, and potential collaboration partners. These agreements generally provide that all confidential information developed by us, or made known by us to the other party, during the relationship shall be kept confidential and may not be disclosed to third parties, except in specific circumstances. Our agreements

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with employees also provide that inventions made by the employee during the period of employment will be solely owned by us if they are the result of tasks assigned by us or the use of property (including intellectual property) owned or used by us. Our agreements with consultants generally provide that inventions conceived by the consultant while rendering consulting services to us will be our exclusive property.

        We are aware of numerous pending and issued U.S. and foreign patent rights and other proprietary rights owned by third parties in fields related to our technology. We will continue to expend resources to protect our own technology and seek to avoid infringing the technology of others. Patent protection obtained by others may interfere with our ability to obtain patents, or our ability to effectively employ our technology.

        Others may claim that our technology infringes on their patents. Even if successful, the process of defending against such claims could result in substantial costs and delay our ability to commercialize our product candidates that utilize the challenged technology.

Government Regulation

        Our research and development activities, the future manufacture of reagents and products incorporating our technology, and the marketing of these products are subject to regulation for safety and efficacy by numerous governmental authorities in the U.S. and other countries.

         Regulation of Pharmaceutical Product Candidates.    The research and development, clinical testing, manufacture and marketing of products using our technology are subject to regulation by the U.S. Food and Drug Administration (FDA) and by comparable regulatory agencies in other countries. Product development and approval within this regulatory framework take a number of years and involve the expenditure of substantial resources. We anticipate that the development of our next-generation proprietary proteins will involve a traditional development program, including clinical trials.

        After laboratory analysis and preclinical testing in animals, a regulatory filing is required to be submitted to the appropriate authorities before human testing may begin. In the U.S., an Investigational New Drug application (IND) filing is made to the FDA. In Europe, a Clinical Trial Application, including an Investigational Medicinal Product Dossier (IMPD) in a country requiring adherence to guidance of the European Agency for the Evaluation of Medicinal Products (EMEA), or other country-specific filing, such as is the case in Switzerland, is submitted to the national health authority in each country in which a clinical trial is planned. Typically, a sequential three-phase human clinical testing program is then undertaken, but the phases may overlap or be combined. Certain phases may not be necessary for a particular product. Each clinical study is conducted according to an approved protocol after written approval is obtained from an independent Institutional Review Board (IRB) in the U.S, or Independent Ethics Committee (IEC) in Europe. During Phase I, small clinical trials are conducted to determine the safety of the product in healthy volunteers. During Phase II, clinical trials are expanded in size and are conducted to assess safety, establish an acceptable dose, and gain preliminary evidence of the efficacy of the product in a subset of the target population. During Phase III, clinical trials are further expanded in size and conducted to obtain sufficient data to establish statistically significant proof of safety and efficacy in the target population. The time and expense required to perform this clinical testing vary and can be substantial. The results of the non-clinical and clinical testing of a biological pharmaceutical product are then submitted to the appropriate authority in the form of a Biologics License Application (BLA), or New Drug Application (NDA) in the U.S., or a Marketing Authorization Application (MAA) or equivalent in Europe. If the application contains all pertinent information and data, the appropriate regulatory authority will formally accept the file for review. In responding to this filing, the regulatory authority may grant marketing approval, request additional information, or deny the application.

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        No action may be taken to market any new drug or biologic product in either the U.S. or Europe until an appropriate marketing application has been approved by the responsible regulatory authority. Even after initial regulatory approval is obtained, further clinical trials may be required to provide additional data on safety and efficacy or to gain clearance for the use of a product as a treatment for indications other than those initially approved. Side effects or adverse events that are reported during clinical trials may delay, impede, or prevent marketing approval. Similarly, adverse events that are reported after obtaining marketing approval may result in additional limitations being placed on the use of a product and, potentially, withdrawal of the product from the market.

        The regulatory requirements and approval processes of those countries outside the U.S. where some of our Phase II clinical trial sites are located are similar to, but not the same as, those in the U.S. These trials are being performed in a manner consistent with FDA requirements, which would potentially allow the data generated from these trials to be used to support an IND or NDA in the United States.

        In addition to regulating and auditing human clinical trials, the FDA regulates and inspects equipment, facilities, and processes used in the manufacture and control of products prior to providing approval to market a product. Among other conditions for marketing approval in the U.S., the prospective manufacturer's quality control and manufacturing procedures must conform on an ongoing basis with current Good Manufacturing Practices (cGMP). Before granting marketing approval, the FDA will perform a pre-licensing inspection of the facility to determine its compliance with cGMP and other rules and regulations. In complying with cGMP, manufacturers must continue to expend time, money and effort in the area of production, training and quality control to ensure full compliance. After approval of a BLA or NDA, manufacturers are subject to periodic inspections by the FDA. If, as a result of FDA inspections relating to our products or reagents, the FDA determines that equipment, facilities, or processes do not comply with applicable FDA regulations or conditions of product approval, the FDA may seek civil, criminal, or administrative sanctions and remedies against us, such as the suspension of manufacturing operations, the seizure of products, and the suspension of sales of our products.

        Products manufactured in the U.S. for distribution abroad are subject to FDA regulations regarding export, as well as to the requirements of the country to which they are shipped. Products distributed to European countries that are members of the European Union (EU) are also subject to EU regulations. The requirements of the EU and foreign countries generally cover the conduct of clinical trials, the submission, review and approval of marketing applications, and all aspects of product manufacture and marketing. These requirements may vary significantly from country to country.

        We expect to enter into agreements with third parties for the manufacture of bulk protein, enzymes, sugar nucleotides and other reagents that are used in the production of next-generation GlycoPEGylated protein therapeutics using our technology. Any third parties we contract with will be subject to substantially the same regulatory requirements as we are with regard to the items they manufacture for us.

         Other Regulations Affecting our Business.    We are subject to various other laws and regulations, such as those relating to safe working conditions, employee relations, employee benefits, the environment (including the use and disposal of hazardous or potentially hazardous substances), antitrust and international trade, securities law and taxation. We endeavor to comply with applicable laws and regulations. However, we recognize that this is a complex and expensive process, and that we cannot predict when changes will occur or whether they would have a material adverse effect on our operations.

        We contract with third parties for supplies and services that are critical to our business. These third parties are also subject to government regulation. The failure of any of these third parties to

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comply with applicable laws and regulations could cause substantial delays to our drug development timelines and have a material adverse effect on our operations.

         Third-Party Reimbursement.    Our ability and the ability of each of our collaborators to successfully commercialize drug products may depend in part on the extent to which coverage and reimbursement for the cost of such products will be available from government health administration authorities, private health insurers, and other organizations. Uncertainty continues within the pharmaceutical and biotechnology industries as to the reimbursement status of new therapeutic products, and we cannot be sure that third-party reimbursement would be available for any therapeutic products that we or our collaborators may develop. Healthcare reform, especially as it relates to prescription drugs, is an area of increasing attention and a priority of many governmental officials.

Competition

        The biotechnology and pharmaceutical industries are characterized by rapidly evolving technology and significant competition. Our competitors include pharmaceutical and biotechnology companies. In addition, many specialized biotechnology companies have formed collaborations with large, established companies to support research, development and commercialization of products that may be competitive with our current and future product candidates and technology. Academic institutions, governmental agencies and other public and private research organizations are also conducting research activities and seeking patent protection and may commercialize competitive products or technologies on their own or through collaborations with pharmaceutical and biotechnology companies.

         First-Generation G-CSF Products.    First-generation G-CSF products are marketed in the U.S. and Europe by Amgen as Neupogen®, in Europe by Sanofi Aventis as Granocyte®, and in Japan by Kirin Brewery (GRAN®), Chugai (Neutrogin®) and Kyowa Hakko Kogyo (Neu-up®). 2006 worldwide sales of these first generation G-CSF products were approximately $1.7 billion.

         Competitive Next-Generation G-CSF Products.    Other companies have programs focused on developing next-generation or improved versions of G-CSF, and some are already marketing improved versions of these products.

        Amgen currently markets Neulasta®, which is a modified version of its original G-CSF product, Neupogen®. Neulasta is a chemically pegylated compound, with a longer circulating half-life than Neupogen. Amgen launched Neulasta in the first quarter of 2002 and has reported that global sales of Neulasta were approximately $3.0 billion during 2007.

        Other companies are also applying their technologies to develop long-acting competitors to G-CSF. Maxygen's G-CSF product candidate, Maxy-G34, is currently in Phase II clinical development and CoGenesys, which was recently acquired by Teva Pharmaceuticals, also has a G-CSF product candidate (Neugranin™) in Phase II clinical development.

         First-Generation Blood Factor Products.    Several companies market first-generation recombinant blood factor products in the U.S. and Europe. Our collaboration partner, Novo Nordisk, sells NovoSeven®, the only Factor VIIa product presently approved for treatment of hemophilia patients with immunity to Factor VIII or Factor IX. Factor VIII compounds are currently marketed by Baxter Healthcare (Advate® and Recombinate™), Bayer Healthcare (Kogenate®) and Wyeth Pharmaceuticals (Refacto®). Wyeth also markets a Factor IX product, BeneFIX®. 2006 worldwide sales of these first generation recombinant products were approximately $3.4 billion.

         Competitive Next-Generation Blood Factor Products.    Other companies have early programs focused on developing next-generation or improved versions of Factors VII, VIII and IX.

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        Maxygen and CSL Behring are each developing long-acting versions of Factor VII. Maxygen has announced plans to file an IND for its product candidate, MAXY-VII, in the first half of 2008. Bayer Healthcare is collaborating with Zilip Pharma on a long-acting Factor VIII and Baxter Healthcare has long-acting Factor VIII collaborations with Nektar and Lipoxen. Biogen Idec's subsidiary, Syntonix, is developing a long-acting Factor IX in collaboration with Biovitrum, and Nastech and Inspiration Pharmaceuticals have announced Factor IX research programs.

         Next-Generation Protein Development.    We are aware that other companies are working on the development of other next-generation protein therapeutics to which we are also applying our technology. Our product candidates will face competition from products already established in the marketplace and new therapies that may be developed by our competitors or may result from advances in biotechnology or other fields.

         Follow-on Biologics (Biogenerics).    Several companies are pursuing the opportunity to develop and commercialize follow-on versions of currently marketed biologic products. These companies include Novartis (Sandoz), BioGeneriX, Stada (Bioceuticals), BioPartners, Teva Sicor USA and Pliva (which was acquired by Barr Pharmaceuticals). In the U.S. and Japan, a clear development and regulatory path does not currently exist for biologic products that are, or soon will be, off-patent. In Europe, the first guidelines regarding the quality, preclinical and clinical development of follow-on biologics were adopted in September 2005.

         Research and Development Services.    Although we are focused on the development of proprietary protein drugs, we also use our GlycoPEGylation technology to provide collaborative research services and product improvement opportunities to other pharmaceutical and biotechnology companies. These services may compete with efforts within these companies to improve therapeutic protein profiles and expression, and with services provided by other companies to improve proteins, such as chemical pegylation technology.

Manufacturing

        Our partners currently manufacture or otherwise provide the native proteins that are subsequently remodeled using GlycoPEGylation and will incorporate the remodeling processes at their facilities. Our supply chain obligations are therefore confined to the supply of enzyme reagents and sugar nucleotides. We use contract manufacturing organizations (CMOs) for the supply of our enzyme reagents and sugar nucleotides, except those that are available commercially.

Marketing, Distribution, and Sales

        We intend to capitalize on the significant experience and resources of our collaborative partners to commercialize proprietary products made using our technology. These partners generally would be responsible for much of the development, regulatory approval, sales, marketing, and distribution activities for products incorporating our technology. However, we intend to retain some commercial rights to some proteins in select territories, as we did in our collaboration with BioGeneriX. If we commercialize any products on our own, we will have to establish or contract for regulatory, sales, marketing, and distribution capabilities, and we may have to supplement our development capabilities. The marketing, advertising, and promotion of any product manufactured using our technology would be subject to regulation by the FDA or other governmental agencies.

Employees

        As of December 31, 2007, we employed 50 individuals, consisting of 34 employees engaged in research and development activities, and 16 employees devoted to corporate and administrative activities. Following the January 2008 restructuring discussed below, we anticipate this number will be

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reduced to approximately 30 individuals, consisting of 20 employees engaged in research and development activities, and 10 employees devoted to corporate and administrative activities. None of our employees is covered by collective bargaining agreements. We believe we have good relations with our employees, including those impacted by the most recent restructuring.

Restructurings and Employee Severance Costs

        In January 2008, we discontinued further development of NE-180, our product candidate intended for the treatment of anemia in patients with chronic kidney disease and cancer patients receiving chemotherapy. The decision to discontinue development was not due to any safety or efficacy concerns about NE-180, but was based on an evaluation of commercial prospects and the likelihood of entering into a timely collaboration for the compound in the context of increased safety concerns in the ESA category. We concluded that the safety concerns expressed in recent quarters about marketed ESAs not only impacted the market potential for new ESAs, but also made it unlikely that a collaborative relationship could be formed for the future development of NE-180 in a reasonable time frame. This decision allows us to forego $60 to $80 million of incremental spending over the next two years. In connection with the discontinuation of the NE-180 program, we implemented a workforce reduction of approximately 35%. We anticipate paying cash severance benefits of approximately $0.9 million in connection with the workforce reduction, most of which will be paid in the first quarter of 2008. We do not expect to incur any material contract termination charges or non-cash impairment charges in connection with the program discontinuation.

        In March 2007, we implemented a restructuring of operations designed to allow for significantly higher clinical development costs for NE-180. The restructuring included a workforce reduction of approximately 40%. The employee severance costs incurred for this restructuring were payable pursuant to an employee severance plan established in August 2005. Our net loss for the year ended December 31, 2007 included $0.6 million of employee severance costs related to this restructuring, of which $0.5 million was included in research and development expenses and $0.1 million was included in general and administrative expenses. All employee severance costs related to this restructuring were paid by December 31, 2007.

        In September 2006, we implemented a restructuring of operations in connection with the sale of our former Witmer Road pilot manufacturing facility (Witmer Road Facility). The employee severance costs incurred for this restructuring were payable pursuant to an employee severance plan established in August 2005. Therefore, these costs did not meet the definition for classification as a restructuring charge on our Statements of Operations. Our net loss for the year ended December 31, 2006 included $0.7 million of employee severance costs related to this restructuring, of which $0.6 million was included in research and development expenses and $0.1 million was included in general and administrative expenses.

Internet Address and Securities Exchange Act Filings

        Our internet address is www.neose.com. We make available free of charge through our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended. We make these reports and amendments available on our website as soon as practicable after filing them electronically with, or furnishing them to, the Securities and Exchange Commission (SEC).

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ITEM 1A.    RISK FACTORS.

Financial Risks

        We require additional capital to fund our operations. Any additional financing could result in equity dilution.

        To date, we have funded our operations primarily through proceeds from the public and private placements of equity securities. We have also funded our operations to a lesser extent from proceeds from the sale of the Witmer Road Facility, property and equipment financing, interest earned on investments, corporate collaborations, and the sale of investments. In March 2007, we sold 21.4 million shares of our common stock and warrants to purchase 9.6 million shares of common stock through a private placement at a price of $2.02 per unit, generating net proceeds of approximately $40.5 million. The warrants have a five-year term and an exercise price of $1.96 per share. We believe that our existing cash and cash equivalents, expected proceeds from collaborations and license arrangements, and interest income should be sufficient to meet our operating and capital requirements into the third quarter of 2009, although changes in our collaborative relationships or our business, whether or not initiated by us, may affect the rate at which we deplete our cash and cash equivalents. Our present and future capital requirements, and our ability to raise additional capital, depend on many factors, including:

  •
  level of research and development investment required to develop our therapeutic proteins, and maintain and improve our technology position;

  •
  the costs of process development and scale-up of proteins and reagents for research, development and at commercial scale;

  •
  the results of non-clinical and clinical testing, which can be unpredictable in drug development, including any failure of a product candidate in clinical development;

  •
  the time and costs involved in obtaining regulatory approvals, or the failure to obtain any necessary regulatory approvals;

  •
  changes in product candidate development plans needed to address any difficulties that may arise in process development, scale-up, manufacturing, non-clinical activities, clinical studies or commercialization;

  •
  our ability to enter into new agreements with collaborators and to extend or maintain our existing collaborations, and the terms of these agreements;

  •
  the timing of milestone and royalty payments from our collaborators;

  •
  the costs and impact of filing, prosecuting, defending, and enforcing patent claims and other intellectual property rights, and the costs of investigating patents that might block us from developing potential drug candidates;

  •
  disruptions and expenses resulting from our workforce reductions, and the continuing costs of recruiting and retaining qualified personnel;

  •
  the timing, willingness, and ability of our collaborators to commercialize products incorporating our technology;

  •
  our need or decision to acquire or license complementary technologies or new product candidate targets; and

  •
  the evolution of the competitive landscape.

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        We will require significant amounts of additional capital in the future, and we do not have any assurance that funding will be available when we need it on terms that we find favorable, if at all. We may seek to raise these funds through public or private equity offerings, debt financings, credit facilities, or corporate collaborations and licensing arrangements. In addition, the investors in our March 2007 financing have the right to participate in future capital raising transactions by us until June 2008. The existence of this participation right may reduce or diminish our ability to establish terms with respect to, or enter into, any capital raising transaction with parties other than those investors until this participation right expires in June 2008.

        If we raise additional capital by issuing equity securities, our existing stockholders' percentage ownership will be reduced and they may experience substantial dilution. We may also issue equity securities that provide for rights, preference and privileges senior to those of our common stock. If we raise additional funds by issuing debt securities, these debt securities would have rights, preferences, and privileges senior to those of our common stock, and the terms of the debt securities issued could impose significant restrictions on our operations. If we raise additional funds through collaborations and licensing arrangements, we may be required to relinquish some rights to our technology or drug candidates, or to grant licenses on terms that are not favorable to us. If adequate funds are not available or are not available on acceptable terms, our ability to fund our operations, take advantage of opportunities, develop products and technologies, and otherwise respond to competitive pressures could be significantly delayed or limited, and we may need to downsize or halt our operations.

        We have a history of losses, and we may incur continued losses for some time.

        We have incurred losses each year of our existence, including net losses of $28.5 million for the year ended December 31, 2007, $27.1 million for the year ended December 31, 2006, and $51.8 million for the year ended December 31, 2005. Given our planned level of operating expenses, we expect to continue incurring losses for some time. As of December 31, 2007, we had an accumulated deficit of $294.8 million. To date, we have derived substantially all of our revenue from corporate collaborations, license agreements, and investments. We expect that substantially all of our revenue for the foreseeable future will result from these sources and from the licensing of our technology. We also expect to spend significant amounts to continue research and development on our proprietary drug candidates and technology, maintain and expand our intellectual property position, and expand our business development and commercialization efforts. Our level of operating expenditures will vary depending upon the stage of development of our proprietary proteins and the number and nature of our collaborations. We may continue to incur substantial losses even if our revenues increase.

        We have not yet commercialized any products or technologies, and we may never become profitable.

        We have not yet commercialized any products or technologies, and we may never be able to do so. Since we began operations in 1990, we have not generated any revenues, except from corporate collaborations, license agreements, and investments. We do not know when or if we will complete any of our product development efforts, obtain regulatory approval for any product candidates incorporating our technology, or successfully commercialize any approved products. Even if we are successful in developing products that are approved for marketing, we will not be successful unless these products gain market acceptance. The degree of market acceptance of these products will depend on a number of factors, including:

  •
  the timing of regulatory approvals in the countries, and for the uses, we seek;

  •
  the competitive environment;

  •
  the establishment and demonstration in the medical community of the safety and clinical efficacy of our products and their potential advantages over existing therapeutic products;

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  the adequacy and success of distribution, sales and marketing efforts; and

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  •
  the pricing and reimbursement policies of government and third-party payors, such as insurance companies, health maintenance organizations and other plan administrators.

        Physicians, patients, payors or the medical community in general may be unwilling to accept, utilize or recommend any of our products or products incorporating our technology. As a result, we are unable to predict the extent of future losses or the time required to achieve profitability, if at all. Even if we or our collaborators successfully develop one or more products that incorporate our technology, we may not become profitable.

        If the estimates we make and the assumptions on which we rely in preparing our financial statements prove inaccurate, our actual results may vary significantly.

        Our financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of our assets, liabilities, revenues and expenses, the amounts of charges taken by us and related disclosure. Such estimates and judgments include the carrying value of our property, equipment and intangible assets, revenue recognition and the value of certain liabilities. We base our estimates and judgments on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. However, these estimates and judgments, or the assumptions underlying them, may change over time, which could require us to restate some of our previously reported financial information. A restatement of previously reported financial information could cause our stock price to decline and could subject us to securities litigation. For a further discussion of the estimates and judgments that we make and the critical accounting policies that affect these estimates and judgments, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates" elsewhere in this annual report on Form 10-K.

Risks Related to Development of Products and Technologies

        We may be unable to develop next-generation therapeutic proteins.

        We are seeking to use our enzymatic technology to develop proprietary next-generation proteins, generally in collaboration with a partner. The development of protein drugs involves a range of special challenges at various stages of the process.

        In the preclinical phase of product development, we and our partners will face several potential problems, including producing or obtaining supplies of the protein on commercially reasonable terms, successfully modifying the protein using our enzymatic technology, and achieving adequate yields of the next-generation protein. Even if a protein development program appears to be proceeding well in the early phases, a product candidate may fail in clinical trials for several reasons, such as results indicating that the product candidate is less effective than desired (e.g., the trial failed to meet its primary objectives) or that it has harmful or problematic side effects. If clinical trials are successful, it is possible that problems may arise later during commercialization, such as the subsequent discovery of adverse side effects or the increase in product category safety concerns after marketing authorization. Before and even after a product is approved for marketing, problems may arise that can negatively affect the market potential and increase the costs of our product development.

        Our failure to solve any of these problems could delay or prevent the commercialization of products incorporating our technology and could negatively impact our business by, among other things, reducing our ability to obtain necessary capital funds or causing us to scale back operations through the discontinuation of research or development activities and/or the reduction of our workforce.

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        Our long-term success depends upon our ability to develop, receive regulatory approval for and commercialize drug product candidates.

        All of our product candidates are in the development stage and have not received regulatory approval, an important requirement to the commercialization of any product candidate. If we or our collaboration partners fail to complete the development, receive regulatory approvals for and/or commercialize our product candidates, we will not be able to generate revenues from the sale of products resulting from our product candidates. As we or our collaboration partners continue our product development, there is a significant risk that testing will demonstrate that our product candidates are not suitable for commercialization, either because they are unsafe, inefficient, or too costly to manufacture, or because third party competitors market a more clinically effective, safer, or more cost-effective product.

        Moreover, even if we believe that the clinical data demonstrates the safety and efficacy of a product candidate, regulators may disagree with us, and we could be delayed, limited or prevented from obtaining the required regulatory approval of such product candidate. In addition, regulatory approval may take longer than we expected. The FDA or foreign regulators could at any point forbid us or our collaborators to initiate or continue testing of our product candidates in human clinical trials. There is also the risk that one of our product candidates is later discovered to cause adverse effects that prevent widespread use, require withdrawal from the market, or serve as the basis for product liability claims.

        If we or our collaboration partners are unable to successfully develop and commercialize our product candidates, we will not have a sufficient source of revenue. Moreover, the failure of one or more of our product candidates in clinical development could harm our ability to raise additional capital.

        Our ability to enter into new collaborations and to achieve success under existing collaborations is uncertain.

        A material component of our business strategy is to establish and maintain collaborative arrangements with third parties to co-develop our products and to commercialize products made using our technology. We also intend to establish collaborative relationships to obtain domestic or international sales, marketing and distribution capabilities for product candidates receiving regulatory approval. We currently have active collaborative agreements with Novo Nordisk and BioGeneriX. We anticipate that substantially all of our revenues during the next several years will continue to be generated from collaboration or license agreements.

        The process of establishing collaborative relationships is difficult, time-consuming and involves significant uncertainty. Our partnering strategy entails many risks, including:

  •
  we may be unsuccessful in entering into or maintaining collaborative agreements for the co-development of our products or the commercialization of products incorporating our technology;

  •
  we may not be successful in applying our technology to or otherwise satisfying the needs of our collaborative partners;

  •
  our collaborators may not be successful in, or may not remain committed to, co-developing our products or commercializing products incorporating our technology;

  •
  our collaborators may seek to develop other proprietary alternatives to our products or technology;

  •
  our collaborators may not commit sufficient resources to incorporating our technology into their products;

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  •
  our collaborators are not obligated to market or commercialize our products or products incorporating our technology, and they are not required to achieve any specific commercialization schedule;

  •
  our collaborative agreements may be terminated by our partners on short notice; and

  •
  continued consolidation in our target markets may limit our ability to enter into collaboration agreements, or may result in terminations of existing collaborations.

        Furthermore, even if we do establish collaborative relationships, it may be difficult for us to maintain or perform under such collaboration arrangements, as our funding resources may be limited or our collaborators may seek to renegotiate or terminate their relationships with us due to unsatisfactory clinical results, a change in business strategy, or other reasons. If we or any collaborator fails to fulfill any responsibilities in a timely manner, or at all, our research, clinical development or commercialization efforts related to that collaboration could be delayed or terminated. It may also become necessary for us to assume responsibility for activities that would otherwise have been the responsibility of our collaborator. Further, if we are unable to establish and maintain collaborative relationships on acceptable terms, we may have to delay or discontinue further development of one or more of our product candidates, undertake development and commercialization activities at our own expense or find alternative sources of funding.

        We depend on our partners and other third parties to conduct our clinical trials.

        We are highly dependent on third parties to conduct our clinical trials. Our collaborative partners are solely responsible for conducting the clinical trials on our lead product candidates, GlycoPEG-GCSF and Factors VII, VIII and IX. They in turn contract with other third parties, generally referred to as clinical research organizations or CROs, to oversee the operations of such clinical trials and to perform data collection and analysis, including finding investigators to conduct the clinical study; encouraging patient enrollment in the study; collecting the data and entering the data into computer systems; cleaning, outputting and analyzing the data from the study; and writing the Clinical Study Report(s). We are subject to the risk that these third parties could fail to perform their obligations properly, in a timely fashion, and/or in compliance with applicable FDA and other governmental regulations. The failure of any of these third parties to perform all of their obligations to us or our partners could substantially delay our development efforts, and delay or prevent regulatory approval of our product candidates. Furthermore, the decision of our partners to delay or discontinue the development of our product candidates would seriously adversely affect our ability to complete the development of those product candidates, and may prevent us or other potential collaborators from commercializing such product candidates.

        Non-clinical and clinical trial results for our products may not be favorable.

        In order to obtain regulatory approval for the commercial sale of any of our product candidates, we must conduct both non-clinical studies and human clinical trials that demonstrate the product is safe and effective for the use for which we are seeking approval. We may suffer significant setbacks in clinical trials, even after promising results in earlier trials. For example, Phase II activity may not replicate Phase I results or Phase III efficacy data may not replicate Phase II data. Adverse results from studies, including clinical trials, could have a negative effect on our ability to obtain the approval of the FDA or other regulatory agencies.

        We and our collaboration partners also may not be permitted to undertake or continue clinical trials for any of our product candidates in the future or may otherwise be unable to do so because acceptable candidates to participate in such trials are unavailable. Even if we or our collaboration partners are able to conduct such trials, we or our collaboration partners may not be able to demonstrate satisfactorily that the products are safe and effective and thus qualify for the regulatory approvals necessary to commercialize them.

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        Safety and efficacy results from non-clinical studies involving animals and other models and from early clinical trials are often not accurate indicators of results of later-stage clinical trials that involve larger human populations, and, moreover, may not always be representative of results obtained while marketing an approved drug, particularly with regard to safety.

        Unfavorable results of clinical trials conducted by our competitors or other biotechnology companies could also adversely affect our ability to gain regulatory approval of our product candidates by increasing government examination and complexity of clinical trials. Government and public concerns over safety issues associated with pharmaceutical and biological products could potentially result in termination of clinical trials on entire classes of drug candidates, lengthen the trial process for product categories, increase legal and production costs relating to certain drug categories, and/or expand the safety labeling for approved products.

        Our and our partners' clinical trials may be delayed.

        One potential cause of a delay in product development is a delay in clinical trials. Many factors could delay clinical trials, including, without limitation:

  •
  the failure to obtain or maintain regulatory clearance to conduct clinical trials;

  •
  insufficient supplies of clinical trial materials;

  •
  slow rate of patient enrollment and early discontinuation of patient participation;

  •
  adverse events occurring during clinical trials;

  •
  adverse results from non-clinical studies; and

  •
  changes in regulatory requirements.

        We have no commercial manufacturing capability and rely on third parties to manufacture our product candidates and the materials used to make them.

        Completion of our clinical trials and commercialization of our product candidates require access to, or the development of, facilities to manufacture a sufficient supply of our proteins, enzymes, sugar nucleotides and other reagents needed to produce and commercialize our technology. We are typically responsible under our collaboration agreements for the supply of reagents and other materials required for the collaborations. Since we currently have no manufacturing capability of our own, we are highly dependent on contract manufacturers to produce these materials for us or our collaborators for non-clinical, clinical and/or commercial purposes. Our success depends on our ability to have these compounds manufactured on a commercial scale or to obtain commercial quantities, in either case, at reasonable cost. We may not be able to procure sufficient quantities of the products we develop, or the materials used to make them, to meet our or our collaborators' needs for non-clinical or clinical development or commercialization. We may compete with other parties for access to manufacturing facilities and suitable alternatives may be unavailable to us. As a result, our product candidates may suffer delays in manufacture if our CMOs give other products greater priority than our product candidates or the materials needed to make them. It is time-consuming and expensive to change contract manufacturers for pharmaceutical products, particularly when the products are under regulatory review in a New Drug Application process. If we fail to maintain essential manufacturing and service relationships, we may not be able to replace an important CMO or to develop our own manufacturing capabilities, either of which could impede our ability to obtain regulatory approval for our products candidates and delay or prevent our or our collaborators' product development and commercialization. If we do find replacement CMOs, we may not be able to enter into agreements with them on terms and conditions favorable to us and, there could be a considerable delay before a new facility could be qualified and registered with the appropriate authorities. If we encounter delays or difficulties in connection with manufacturing, commercialization of our products and technology could

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be delayed, we could breach our obligations under our collaborative agreements and we could have difficulty obtaining necessary financing.

        The manufacture of our product candidates is a complex and highly-regulated process. If any of our CMOs encounters problems manufacturing materials for us, our business could suffer.

        The FDA and foreign regulators require manufacturers to register manufacturing facilities. The FDA and foreign regulators also inspect these facilities to confirm compliance with current Good Manufacturing Practices (cGMP) or similar requirements that the FDA or foreign regulators establish. The manufacture of product candidates and key reagents at any facility will be subject to strict quality control, testing, and record keeping requirements, and continuing obligations regarding the submission of safety reports and other post-market information. Ultimately, we, our CMOs, or other suppliers may not meet these requirements. Our CMOs may face manufacturing or quality control problems causing product production and shipment delays or a situation where we or they may not be able to maintain compliance with the FDA's cGMP requirements, or those of foreign regulators, necessary to continue manufacturing our product candidates and materials. Any failure to comply with cGMP requirements or other FDA or foreign regulatory requirements could adversely affect our clinical research activities and our ability to market and develop our products candidates.

        Additionally, we and the third parties with whom we contract to manufacture our proteins face the significant, normal scale-up risks associated with protein manufacturing: proteins are difficult to produce; it is difficult to scale up protein manufacturing processes; and it is expensive to produce proteins. These process manufacturing and/or regulatory problems could increase the cost, delay the timeline, or render unfeasible the commercial launch of our product candidates.

        Proteins are uniquely susceptible to neutralizing antibodies that could result in diminished efficacy of our products.

        Proteins that are foreign to a living body often provoke an immune response. Protein drugs produced by recombinant technology, even though they have the same primary amino acid sequence as a native human protein, sometimes provoke formation of antibodies that bind to the protein drug. Some such antibodies bind so as to prevent the protein drug from engaging its receptor, and thus neutralize the drug activity of the protein. Furthermore, neutralizing antibodies provoked by administration of a protein drug may react with endogenous proteins whose natural activity the drug was intended to supplement, thereby inducing a total lack of both therapeutic and natural activities in the patient. Such a condition can prove fatal. We will not know if the proteins we develop as product candidates will provoke neutralizing antibody responses in humans until they are evaluated in clinical trials. It is possible that our product candidates may be rendered ineffective for the therapeutic purpose for which they are intended or could induce harm to patients because of the neutralizing effect of antibodies to endogenous proteins in humans in response to our proteins.

        Additionally, all protein drugs, or reagents used in the manufacture of the protein drugs, that are expressed by recombinant technology retain some trace of contaminating proteins from the host cells used to express the protein drug. These host cell proteins may increase the chances of an immunogenic response that could diminish the therapeutic efficacy of the protein.

        Developments in our product categories may adversely affect our ability to commercialize our product candidates.

        Our business focus is on the development of next-generation therapeutic proteins that we believe will be competitive with best-in-class protein drugs currently on the market. Because we seek to introduce products into already established markets, we are subject to the positive and negative effects of those marketplaces, including public and regulatory developments related to the product categories as a whole. For instance, the success of a large number of competitive products in our product categories would likely reduce or eliminate the commercial opportunity for our product candidates.

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(See the risk factor in this report entitled "Our competitors may develop better or more successful products.") Likewise, the failure or negative results of products similar to ours could diminish the commercial opportunity for our product candidates by, among other factors, increasing public safety concerns or imposing governmental restrictions applicable to all products in the drug category. Failed or less than favorable clinical trial results of other drugs in our product categories could adversely affect our ability to gain regulatory approval of our product candidates by increasing government examination and complexity of clinical trials. Government and public concerns over safety issues associated with pharmaceutical and biological products could potentially result in termination of clinical trials on entire classes of drug candidates, lengthen the trial process for product categories, increase legal and production costs relating to certain drug categories, and/or expand the safety labeling for approved products. Such was the case with our NE-180 product candidate, which suffered from the increased safety concerns in the ESA drug category, resulting in that product candidate's decreased marketability and our discontinuation of its development.

        We may be exposed to product liability and related risks.

        The use in humans of compounds developed by us or incorporating our technology may result in product liability claims. Product liability claims can be expensive to defend, and may result in large settlements of claims or judgments against us. Even if a product liability claim is not successful, the adverse publicity, time, and expense involved in defending such a claim may interfere with our business. We may not be able to obtain insurance coverage at a reasonable cost or in sufficient amounts to protect us against losses.

Risks Related to Intellectual Property

        Blocking patents or claims of infringement may stop or delay the development of our proprietary products.

        Our commercial success depends in part on avoiding claims of infringement of the patents or proprietary rights of third parties. We have devoted significant resources to investigating the patent protection surrounding the proteins that are the subject of our development programs. The numerous patents, each with multiple claims, may be difficult to uncover and interpret, leading to uncertainty about our freedom to operate. It is possible that we will not be aware of issued patents or pending patent applications that are relevant to our product candidates because our searches do not find them, or pending patent applications because they are not yet publicly available. Our interpretation of patents could be challenged, leading to litigation, and we could face claims of infringement of rights of which we are unaware.

        There have been significant litigation and interference proceedings regarding patent rights, and the patent situation regarding particular products is often complex and uncertain. As we proceed with the development of our product candidates, we may face uncertainty and litigation could result, which could lead to liability for damages, prevent our development and commercialization efforts, and divert resources from our business strategy.

        The cost of any litigation challenging our right to pursue our target proteins or technology could be substantial. Others seeking to develop next-generation versions of proteins, or the holders of patents on our target proteins, may have greater financial resources, making them better able to bear the cost of litigation. In particular, one company that produces products that will likely be in direct competition with our current product candidates has aggressively defended the patents related to its products and this could increase the likelihood of litigation or the cost of litigation. Uncertainties resulting from the initiation and continuation of patent litigation or other proceedings could have a material adverse effect on our ability to develop, manufacture, and market products, form strategic alliances, and compete in the marketplace.

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        Third parties from time to time may assert that we are infringing their patents, trade secrets or know-how. In addition, our technology may infringe patents that may issue in the future to third parties. We could incur substantial costs in defending ourselves and our partners against any such claims. Furthermore, parties making such claims may be able to obtain injunctive or other equitable relief, which could effectively block our ability or our partners' ability to further develop or commercialize some or all of our products or technology in the U.S. and abroad, and could result in the award of substantial damages. If we are found to infringe, we may be required to obtain one or more licenses from third parties or be unable to proceed. There can be no assurance that we will be able to obtain such licenses at a reasonable cost, if at all. Defense of any lawsuit or failure to obtain any such required license could have a material adverse effect on us.

        The failure to obtain, maintain or protect patents and other intellectual property could impact our ability to compete effectively.

        To compete effectively, we need to develop and maintain a proprietary position with regard to our own technology, products and business. We are seeking to develop patent protection for therapeutic proteins that include numerous claims for composition of matter, methods of use, and methods of making. Legal standards relating to the validity and scope of claims in our technology field are still evolving. Therefore, the degree of future protection in the U.S. and other countries for our proprietary rights in our core technology and products made using this technology is also uncertain. The risks and uncertainties that we face with respect to our patents and other proprietary rights include the following:

  •
  the pending patent applications we have filed, or to which we have exclusive rights, may not result in issued patents, or may take longer than we expect to result in issued patents;

  •
  changes in U.S. or foreign patent laws may adversely affect our ability to obtain or maintain our patent protection;

  •
  we may be subject to interference proceedings;

  •
  we may be subject to opposition proceedings in foreign countries;

  •
  the claims of any patents that are issued may not provide meaningful protection;

  •
  we may not be able to develop additional proprietary technologies that are patentable;

  •
  the patents licensed or issued to us or our collaborators may not provide a competitive advantage;

  •
  other companies may challenge patents licensed or issued to us or our collaborators;

  •
  other companies may independently develop similar or alternative technologies, or duplicate our technology;

  •
  other companies may design around technologies we have licensed or developed; and

  •
  enforcement of patents is complex, uncertain and expensive.

        We cannot be certain that patents will be issued as a result of any of our pending applications, and we cannot be certain that any of our issued patents will give us adequate protection from competing products. For example, issued patents may be circumvented or challenged, declared invalid or unenforceable, or narrowed in scope. In addition, since publication of discoveries in the scientific or patent literature often lags behind actual discoveries, we cannot be certain that we were the first to make our inventions or to file patent applications covering those inventions. In the event that another party has also filed a patent application relating to an invention claimed by us, we may be required to participate in an interference proceeding declared by the U.S. Patent and Trademark Office to determine priority of invention, which could result in substantial uncertainties and costs for us, even if the eventual outcome were favorable to us. It is also possible that others may obtain issued patents that

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could prevent us from commercializing our products or require us to obtain licenses requiring the payment of significant fees or royalties in order to enable us to conduct our business. As to those patents that we have licensed, our rights depend on maintaining our obligations to the licensor under the applicable license agreement, and we may be unable to do so. Furthermore, patent protection available to us may vary in different jurisdictions. In particular, the laws in some countries provide little patent protection.

        The cost to us of any patent litigation or other proceeding relating to our patents or applications, even if resolved in our favor, could be substantial. Our ability to enforce our patent protection could be limited by our financial resources, and may be subject to lengthy delays. If we are unable to effectively enforce our proprietary rights, or if we are found to infringe the rights of others, we may be in breach of our license agreements with our partners.

        In addition to patents and patent applications, we depend upon trade secrets and proprietary know-how to protect our proprietary technology. We require our employees, consultants, advisors, and collaborators to enter into confidentiality agreements that prohibit the disclosure of confidential information to any other parties. We require our employees and consultants to disclose and assign to us their ideas, developments, discoveries, and inventions. These agreements may not, however, provide adequate protection for our trade secrets, know-how, or other proprietary information in the event of any unauthorized use or disclosure.

        We may have to develop or license alternative technologies if we are unable to maintain or obtain key technology from third parties.

        We have licensed patents and patent applications from a number of institutions. Some of our proprietary rights have been licensed to us under agreements that have performance requirements or other contingencies. The failure to comply with these provisions could lead to termination or modifications of our rights to these licenses. Additionally, we may need to obtain additional licenses to patents or other proprietary rights from other parties to facilitate development of our proprietary technology base. The ownership of patents exclusively licensed to us may be subject to challenge if inventorship was not adequately investigated and represented. If our existing licenses are terminated or if we are unable to obtain such additional licenses on acceptable terms, our ability to perform our own research and development and to comply with our obligations under our collaborative agreements may be delayed while we seek to develop or license alternative technologies.

Risks Related to Competition

        Our competitors may develop better or more successful products.

        Our business is characterized by extensive research efforts and rapid technological progress. New developments in molecular biology, medicinal chemistry and other fields of biology and chemistry are expected to continue at a rapid pace in both industry and academia. Our potential competitors include both public and private pharmaceutical and biotechnology companies, as well as academic institutions, governmental agencies and other public and private research organizations that are also conducting research activities and seeking patent protection.

        A number of these competitors are working on the development of next-generation protein therapeutics. Some companies have programs focused on developing next-generation or improved versions of G-CSF and Factors VIIa, VIII and IX, and some are already marketing improved versions of these products. These companies include Amgen, Maxygen, CoGenesys, Bayer Healthcare, Wyeth and Biogen Idec. Other companies are active in this area, and we expect that competition will increase.

        In addition, we may compete with companies commercializing first-generation protein therapeutics, as a result of pricing practices or reimbursement limitations. Even if we succeed in developing and marketing products that have significant advantages over first-generation products, if first-generation

21

products are available at a lower out-of-pocket cost to the consumer, health-care providers and consumers may choose first-generation products instead of next-generation versions.

        Compared to us, many of our likely and potential competitors have more:

  •
  financial, scientific and technical resources;

  •
  product development, manufacturing and marketing capabilities;

  •
  experience conducting non-clinical studies and clinical trials of new products; and

  •
  experience in obtaining regulatory approvals for products.

        Competitors may succeed in developing products and technologies that are more effective or less costly than ours and that would render our products or technology, or both, obsolete or noncompetitive. We know that other companies with substantial resources are working on the development of next-generation proteins, and they may achieve better results in enzymatically modifying our target proteins or the target proteins of our potential collaborators.

        Competitors also may prove to be more successful in designing, manufacturing and marketing products. If we are successful in developing our own drug candidates or versions of drugs that are no longer patented, we will compete with other drug manufacturers for market share. If we are unable to compete successfully, our commercial opportunities will be diminished.

        In addition, while there is no proven abbreviated regulatory pathway for follow-on biologics, this possibility is under discussion in the U.S. and other jurisdictions and has been adopted in part in Europe. If an abbreviated regulatory process is adopted for the approval of follow-on biologics in any major market, competition could increase in related segments of the therapeutic protein market.

        We may be unable to retain key employees or recruit additional qualified personnel.

        Because of the specialized scientific nature of our business, we are highly dependent upon qualified scientific, technical and managerial personnel, including our research and development team. The advancement of our business is dependent upon our management team's ability to evaluate collaboration opportunities and on their ability to focus our company's efforts. Our anticipated research and development activities will require a sustained level of expertise and the retention and/or addition of experienced personnel.

        There is intense competition for qualified management and research and development personnel in the biotechnology field. In addition, we have a history of operating losses and declines in our stock price and cash position, and we have implemented four workforce reductions in the past few years. Manpower may be constrained in certain areas of our business, and the departures of existing personnel could be disruptive, and lead to the departure of other employees. These factors may affect employee morale and retention, including making us a target of recruitment agencies seeking to hire our highly specialized personnel. Therefore, we may not be able to attract and retain the qualified personnel necessary for our business. The loss of the services of existing personnel, as well as the failure to recruit additional key scientific, technical and managerial personnel in a timely manner, could harm our research and development programs and our ability to manage day-to-day operations, attract collaboration partners, attract and retain other employees, and generate revenues. We do not maintain "key person" life insurance on any of our employees.

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 Risks Related to Government Regulation

        We are subject to extensive government regulation, and we or our collaborators may not obtain necessary regulatory approvals or may encounter long delays and large expenditures in obtaining such approvals.

        The research, development, manufacture and control, marketing, and sale of our reagents and product candidates manufactured using our technology are subject to significant, but varying, degrees of regulation by a number of government authorities in the U.S. and other countries.

        Pharmaceutical product candidates manufactured using our technology must undergo an extensive regulatory approval process before commercialization. This process is regulated by the FDA and by comparable agencies in Europe and in other countries. The U.S. and foreign regulatory agencies have substantial discretion to delay or withhold approval of the initiation of clinical trials, terminate clinical trials, require additional testing, delay or withhold registration and marketing approval, and mandate product withdrawals. In addition, the U.S. or other regulatory agencies could, at any time in the regulatory approval process, place the regulatory submission for a product candidate on "hold" pending the receipt, review and approval of additional information.

        We and our collaborators intend to base our submissions for regulatory approval and the information contained in such submissions on our understanding of the requirements of the FDA and its foreign counterparts. If additional information is required in other jurisdictions, including EMEA countries, or if the submitted information is deemed insufficient, we may face delays and additional costs.

        Neither we nor our collaborators have submitted any product candidates incorporating our technology for marketing approval to the FDA or any other regulatory authority. If any product candidate manufactured using our technology is submitted for regulatory approval, it may not receive the approvals necessary for commercialization, the desired labeling claims, or adequate levels of reimbursement. Any delay in receiving, or failure to receive, these approvals would adversely affect our ability to generate product revenues or royalties, and we will have already spent significant sums in pursuing approval.

        We anticipate that the development of our next-generation proprietary proteins will involve a traditional development program, including clinical trials. Any new governmental regulations may delay or alter regulatory approval of any product candidate manufactured using our technology. If an abbreviated regulatory process is adopted for the approval of follow-on biologics in any major market, competition could increase in related segments of the therapeutic protein market. We cannot predict the impact of adverse governmental action that might arise from future legislative and administrative action.

        Even if we or our collaborators are successful in obtaining regulatory approvals for any of our product candidates, our or their manufacturing processes will be subject to continued review by the FDA and other regulatory authorities. Any later discovery of unknown problems with our products, products incorporating our technology, or manufacturing processes could result in restrictions on such products or manufacturing processes, including potential withdrawal of the products from the market. In addition, if regulatory authorities determine that we or our collaborators have not complied with regulations in the research and development of a product candidate or the manufacture and control of our product candidates or the materials used to make them, then we or our collaborators may not obtain necessary approvals to market and sell the product candidate.

        Third-party reimbursement for our collaborators' or our future product candidates may not be adequate.

        Even if regulatory approval is obtained to sell any product candidates incorporating our technology, our future revenues, profitability, and access to capital will be determined in part by the price at which we or our collaborators can sell such products. There are continuing efforts by

23

governmental and private third-party payors to contain or reduce the costs of health care through various means. We expect a number of federal, state, and foreign proposals to control the cost of drugs through governmental regulation. We are unsure of the form that any health care reform legislation may take or what actions federal, state, foreign, and private payors may take in response to the proposed reforms. Therefore, we cannot predict the effect of any implemented reform on our business.

        Our and our collaborators' ability to commercialize our products successfully will depend, in part, on the extent to which reimbursement for the cost of such products and related treatments will be available from government health administration authorities, such as Medicare and Medicaid in the U.S., private health insurers, and other organizations. Significant uncertainty exists as to the reimbursement status of newly approved healthcare products. Adequate third-party coverage may not be available to enable us to maintain price levels sufficient to realize an appropriate return on investment in product research and development. Inadequate coverage and reimbursement levels provided by government and third-party payors for use of our or our collaborators' products may cause these products to fail to achieve market acceptance and would cause us to lose anticipated revenues and delay achievement of profitability. It is possible that reimbursement may be limited to that which is available for first-generation versions of one or more of our or our collaborator's products, making it harder for us and our collaborators to realize an appropriate return.

Risk Related to Stock Market and Foreign Exchange Rates

        We currently fail to meet one of Nasdaq's listing requirements and if our common stock is delisted it could negatively impact the price of our common stock and our ability to access the capital markets.

        Our common stock is currently listed on the Global Market of The NASDAQ Stock Market LLC. On February 19, 2008, we received a Staff Deficiency Letter from The NASDAQ Stock Market LLC stating that for the last 30 consecutive business days the bid price of our common stock has closed below the minimum $1.00 per share required for continued inclusion on the NASDAQ Global Market, and consequently we are not in compliance with the requirements for continued listing of our common stock. If we fail to regain compliance with the minimum bid price requirement prior to August 18, 2008, or if at any time we fail to satisfy any of the other requirements for continued listing, our common stock could be delisted from the NASDAQ Global Market. The delisting of our common stock would significantly affect the ability of investors to trade our securities and would negatively affect the value and liquidity of our common stock.

        If delisted from the NASDAQ Global Market, our common stock will likely be quoted in the over-the-counter market in the so-called "pink sheets" or quoted in the OTC Bulletin Board. In addition, our common stock would be subject to the rules promulgated under the Securities Exchange Act of 1934 relating to "penny stocks." These rules require brokers who sell securities that are subject to the rules, and who sell to persons other than established customers and institutional accredited investors, to complete required documentation, make suitability inquiries of investors and provide investors with information concerning the risks of trading in the security. These requirements could make it more difficult to buy or sell our common stock in the open market. In addition, the delisting of our common stock could materially adversely affect our ability to raise capital on terms acceptable to us or at all. Delisting from the NASDAQ Global Market could also have other negative results, including the potential loss of confidence by suppliers and employees, the loss of institutional investor interest and fewer business development opportunities.

        Our stock price may continue to experience fluctuations.

        The market prices of securities of thinly-traded biotechnology companies such as ours generally are highly volatile. For example, since January 1, 2007, the price of our common stock reached a high of $3.00 per share in April 2007 and a low of $0.47 per share on March 7, 2008.

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        In this market environment, the sale of a substantial number of shares of our common stock in the public market or the perception that such a sale might occur would likely have an adverse effect on the market price of our common stock, at least for the short term. We have a number of investors who hold relatively large positions in our securities. A decision by any of these investors to sell all or a block of their holdings of our common stock could cause our stock price to drop significantly.

        The market also continues to experience significant price and volume fluctuations, some of which are unrelated to the operating performance of particular companies. In recent years, the price of our common stock has fluctuated significantly and may continue to do so in the future. Many factors could have a significant effect on the market price for our common stock, including:

  •
  non-clinical and clinical trial results;

  •
  product development delays;

  •
  regulatory delays;

  •
  discontinuation of the development program for a product candidate;

  •
  an announcement or termination of a collaborative relationship by us or any of our partners or competitors;

  •
  developments relating to our patent position or other proprietary rights;

  •
  announcements of technological innovations or new therapeutic products;

  •
  government regulations;

  •
  public concern as to the safety of products developed by us or others; and

  •
  general market conditions.

        Any litigation brought against us as a result of this volatility could result in substantial costs and a diversion of our management's attention and resources, which could negatively impact our financial condition, revenues, results of operations, and the price of our common stock.

        If we raise additional capital by issuing equity securities in a fluctuating market, many or all of our existing stockholders may experience substantial dilution, and if we need to raise capital by issuing equity securities at a time when our stock price is down, we may have difficulty raising sufficient capital to meet our requirements. If any of the risks described in these "Risk Factors" occurred, of if any unforeseen risk affected our performance, it could have a dramatic and adverse impact on the market price of our common stock.

        Changes in foreign currency exchange rates could result in increased costs.

        We have entered into some agreements denominated, wholly or partly, in Euros or other foreign currencies, and, in the future, we may enter into additional, significant agreements denominated in foreign currencies. If the values of these currencies increase against the dollar, our costs would increase. To date, we have not entered into any contracts to reduce the risk of fluctuations in currency exchange rates. In the future, depending upon the amounts payable under any such agreements, we may enter into forward foreign exchange contracts to reduce the risk of unpredictable changes in these costs. However, due to the variability of timing and amount of payments under any such agreements, foreign exchange contracts may not mitigate the potential adverse impact on our financial results.

25

 Risks Related to Facilities, Business Interruption, and the Environment

        The use of hazardous materials in our operations may subject us to environmental claims or liability.

        Our research and development processes involve the controlled use of hazardous materials, chemicals, and radioactive compounds. We conduct experiments that are quite common in the biotechnology industry, in which we use small quantities of corrosive, toxic and flammable chemicals, and trace amounts of radioactive materials. The risk of accidental injury or contamination from these materials cannot be entirely eliminated. We do not maintain a separate insurance policy for these types of risks. In the event of an accident or environmental discharge, we may be held liable for any resulting damages, and any liability could exceed our resources. We are subject to federal, state, and local laws and regulations governing the use, storage, handling, and disposal of these materials and specified waste products. The cost of compliance with these laws and regulations could be significant.

        Destructive actions by activists or terrorists could damage our facilities, interfere with our research activities, and cause ecological harm.

        Activists and terrorists have shown a willingness to injure people and damage physical facilities, equipment and biological materials to publicize or otherwise further their ideological causes. Our or our collaborators' operations and research activities, and manufacturing and other services conducted for us by third parties, could be adversely affected by such acts. Any such damage could delay our research projects and decrease our ability to conduct future research and development. Damage caused by activist or terrorist incidents could also cause the release of hazardous materials, including chemicals, radioactive and biological materials.

        Any significant interruption to our ability to conduct our business operations, research and development activities, or supply activities could reduce our revenue and increase our expenses.

ITEM 1B.    UNRESOLVED STAFF COMMENTS.

        None.

ITEM 2.    PROPERTIES.

        We lease office space for our headquarters and operations at 102 Rock Road in Horsham, Pennsylvania (Rock Road Facility), consisting of approximately 40,000 square feet. We entered into the lease agreement for the Rock Road Facility in February 2002. The initial term of the lease ends in July 2022, at which time we have an option to extend the lease for an additional five years, followed by another option to extend the lease for an additional four and one-half years. We also lease warehouse space nearby in Horsham.

ITEM 3.    LEGAL PROCEEDINGS.

        We are not a party to any material legal proceedings.

ITEM 4.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        We did not submit any matters to a vote of security holders during the fourth quarter of 2007.

26

 PART II

ITEM 5.    MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

        Our common stock is listed on the Global Market of The NASDAQ Stock Market LLC under the symbol NTEC. We commenced trading on NASDAQ on February 15, 1996. The following table sets forth the high and low sale prices of our common stock for the periods indicated.

	Common Stock Price
	High	Low
Year Ended December 31, 2006
First Quarter	$3.95	$1.85
Second Quarter	4.18	2.18
Third Quarter	4.34	1.90
Fourth Quarter	2.89	1.78
Year Ended December 31, 2007
First Quarter	2.73	1.56
Second Quarter	3.00	1.95
Third Quarter	2.54	1.40
Fourth Quarter	1.70	0.78

        As of February 28, 2008, there were approximately 200 record holders and 2,800 beneficial holders of our common stock. We have not paid any cash dividends on our common stock and we do not anticipate paying any in the foreseeable future.

Common Stock Performance Graph

        The following Common Stock Performance Graph shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference therein.

        The following graph assumes that $100 was invested on December 31, 2002 in our common stock. The graph compares the cumulative return, which includes the reinvestment of dividends, of this investment with an equivalent investment on that date in the NASDAQ Stock Market—U.S. Index (the "NASDAQ Composite") and the NASDAQ Stock Market Biotech Index (the "NASDAQ Biotech Index").

27

ITEM 6.    SELECTED FINANCIAL DATA.

        The following Statements of Operations and Balance Sheet Data for each of the years in the five-year period ended December 31, 2007 are derived from our audited financial statements. The financial data set forth below should be read in conjunction with the sections of this Annual Report on Form 10-K entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the financial statements and notes included elsewhere in this Annual Report on Form 10-K.

	Year Ended December 31,
	2007	2006	2005	2004	2003
	(in thousands, except per share data)
Statements of Operations Data:
Revenue from collaborative agreements	$8,805	$6,184	$6,137	$5,070	$1,435

Operating expenses:
Research and development	34,918	29,013	33,136	34,672	26,821
General and administrative	10,855	11,551	10,878	11,711	11,148
Restructuring charges	—	—	14,206	—	—

Total operating expenses	45,773	40,564	58,220	46,383	37,969
Gain on sale of Witmer Road Facility	—	7,333	—	—	—

Operating loss	(36,968)	(27,047)	(52,083)	(41,313)	(36,534)
Decrease in fair value of warrant liability	6,560	—	—	—	—
Other income		—	22	—	—
Impairment of equity securities		—	—	—	(1,250)
Interest income (expense), net	1,357	(60)	222	(329)	103

Loss before income tax benefit	(29,051)	(27,107)	(51,839)	(41,642)	(37,681)
Income tax benefit	533	—	—	—	—

Net loss	$(28,518)	$(27,107)	$(51,839)	$(41,642)	$(37,681)

Basic and diluted net loss per share	$(0.57)	$(0.82)	$(1.64)	$(1.82)	$(2.14)

Weighted-average shares outstanding used in computing basic and diluted net loss per share	50,262	32,857	31,590	22,898	17,611

Balance Sheet Data:
Cash, cash equivalents and marketable securities	$19,282	$16,388	$37,738	$45,048	$53,060
Total assets	36,239	31,243	65,363	90,731	94,845
Total debt and capital lease obligations	840	1,831	14,454	18,345	10,601
Accumulated deficit	(294,845)	(266,327)	(239,220)	(187,381)	(145,739)
Total stockholders' equity	18,916	15,559	40,117	60,854	72,213

28

 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        This report includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts and include, but are not limited to, statements about our plans, objectives, representations and contentions that typically may be identified by use of terms such as "anticipate," "believe," "estimate," "plan," "may," "expect," "intend," "could," "potential," and similar expressions, although some forward-looking statements are expressed differently. These forward-looking statements include, among others, the statements about our:

  •
  estimate that our existing cash and cash equivalents, expected proceeds from collaborations and license agreements, and interest income should be sufficient to meet our operating and capital requirements at least into the third quarter of 2009;

  •
  expected losses;

  •
  expectations for future capital requirements;

  •
  expectations for increases in operating expenses;

  •
  expectations for increases in research and development, and marketing, general and administrative expenses in order to develop products, procure commercial quantities of reagents and products, and commercialize our technology;

  •
  expectations regarding the scope and expiration of patents;

  •
  expectations regarding the timing of non-clinical activities, regulatory meetings and submissions, as well as the progression of clinical trials, for GlycoPEG-GCSF and GlycoPEG-Factor VIIa;

  •
  expectations for the development of long-acting versions of G-CSF, Factor VIIa, Factor VIII and Factor IX, and subsequent proprietary drug candidates;

  •
  expectations regarding our stock price and listing qualifications;

  •
  expectations regarding net cash utilization;

  •
  expectations for generating revenue; and

  •
  expectations regarding the timing and character of new or expanded collaborations and for the performance of our existing collaboration partners in connection with the development and commercialization of products incorporating our technology.

        You should be aware that the forward-looking statements included in this report represent management's current judgment and expectations, but our actual results, events and performance could differ materially from those in the forward-looking statements. Potential risks and uncertainties that could affect our actual results include the following:

  •
  our ability to obtain the funds necessary for our operations;

  •
  our ability to meet forecasted timelines due to internal or external causes;

  •
  unfavorable non-clinical and clinical results for our product candidates or product categories;

  •
  regulatory developments that adversely affect our ability to market our products or obtain government approvals;

  •
  our ability to develop commercial-scale manufacturing processes for our products and reagents, either independently or in collaboration with others;

  •
  the performance of our contract manufacturers;

29

  •
  our ability to enter into and maintain collaborative arrangements;

  •
  our ability to obtain adequate sources of proteins and reagents;

  •
  our ability to develop and commercialize products without infringing the patent or intellectual property rights of others;

  •
  our ability to expand and protect our intellectual property and to operate without infringing the rights of others;

  •
  our ability and our collaborators' ability to develop and commercialize therapeutic proteins and our ability to commercialize our technology;

  •
  our ability to attract and retain key personnel;

  •
  our ability to satisfy the continued listing requirements of The NASDAQ Stock Market LLC;

  •
  our ability to compete successfully in an intensely competitive field; and

  •
  general economic conditions.

        These and other risks and uncertainties that could affect our actual results are discussed in this report, particularly in Item 1A of Part I of this Annual Report on Form 10-K in the section entitled "Risk Factors."

        Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, events, levels of activity, performance, or achievements. We do not assume responsibility for the accuracy and completeness of the forward-looking statements other than as required by applicable law. We do not undertake any duty to update any of the forward-looking statements after the date of this report to conform them to actual results, except as required by the federal securities laws.

30

ITEM 7.    MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

        The following discussion should be read in conjunction with our financial statements and related notes included in this Annual Report on Form 10-K.

Overview

        We are a clinical-stage biopharmaceutical company focused on the development of next-generation therapeutic proteins, which we believe will be competitive with best-in-class protein drugs currently on the market. We have two therapeutic protein candidates in clinical trials:GlycoPEG-GCSF and GlycoPEG-FVIIa, and two therapeutic protein candidates in the research stage: GlycoPEG-FVIII and GlycoPEG-FIX.

        GlycoPEG-GCSF is a long-acting version of G-CSF that we are co-developing with BioGeneriX AG, a company of the ratiopharm Group. G-CSF is prescribed to stimulate production of neutrophils (a type of white blood cell) and is approved for sale in major markets around the world for treatment of neutropenia associated with myelosuppressive chemotherapy. In November 2006, BioGeneriX initiated the first of two planned Phase I clinical trials for GlycoPEG-GCSF. In March 2007, BioGeneriX initiated the second Phase I clinical trial for GlycoPEG-GCSF. In November 2007, we reported data from both of these Phase I clinical trials. That data demonstrated that GlycoPEG-GCSF is a potent stimulator of neutrophils and mobilizer of peripheral blood progenitor cells, and that at comparable doses to Neulasta® (Amgen's marketed, long-acting G-CSF), GlycoPEG-GCSF demonstrates a 60% greater bioavailability, leading to a 30% increase in the generation of neutrophils. We expect BioGeneriX to commence a Phase II study in the first half of 2008.

        GlycoPEG-FVIIa is a long-acting form of recombinant Factor VIIa that is being developed by our partner, Novo Nordisk, utilizing our GlycoPEGylation technology. Factor VIIa is used in the treatment of bleeding episodes and for the prevention of bleeding during surgery or invasive procedures in patients with congenital hemophilia with inhibitors to coagulation Factors VIII or IX. In June 2007, Novo Nordisk initiated a Phase I clinical study for GlycoPEG-Factor VIIa to assess the safety and pharmacokinetics of GlycoPEG-FVIIa in healthy volunteers. During 2007, poster presentations of preclinical data for GlycoPEG-FVIIa were presented at annual meetings of the International Society on Thrombosis and Haemostasis and the American Society of Hematology. Novo Nordisk is also developing long-acting forms of recombinant Factor VIII and recombinant Factor IX utilizing our GlycoPEGylation technology. Factor VIII products are used in the treatment of Hemophilia A, and Factor IX products are used in the treatment of Hemophilia B.

        In January 2008, we announced the discontinuation of further development of GlycoPEG-EPO (NE-180), our product candidate intended for the treatment of anemia in patients with chronic kidney disease and cancer patients receiving chemotherapy. The decision to discontinue development was not due to any safety or efficacy concerns about NE-180, but was based on an evaluation of commercial prospects and the likelihood of entering into a timely collaboration for the compound in the context of increased safety concerns in the erythropoiesis-stimulating agent (ESA) category. In connection with the discontinuation of the NE-180 program, we reduced our workforce by approximately 35%. These actions allowed us to significantly reduce our expected cash expenditures and extend our cash runway by approximately one year. We anticipate paying cash severance benefits of approximately $0.9 million in connection with the workforce reduction, most of which will be paid in the first quarter of 2008. We do not expect to incur any material contract termination charges or non-cash impairment charges in connection with the program discontinuation.

        We believe that our enzymatic pegylation technology, GlycoPEGylation, can improve the drug properties of therapeutic proteins by building out, and attaching polyethylene glycol (PEG) to, carbohydrate structures at specific sites on the proteins. We are using our technology to develop

31

proprietary versions of protein drugs with proven safety and efficacy and to improve the therapeutic profiles of proteins being developed by our partners. We expect these modified proteins to offer significant advantages, including less frequent dosing and possibly improved efficacy, over the original versions of the drugs now on the market, as well as to meet or exceed the pharmacokinetic profile of next-generation versions of the drugs now on the market. We believe this strategy of targeting drugs with proven safety and efficacy allows us to lower the risk profile of our proprietary development portfolio as compared to de novo protein drug development. We intend to continue to focus our research and development resources on therapeutic proteins that we believe have the greatest probability of achieving clinically meaningful therapeutic improvements from our technology and are in commercially attractive categories.

        In March 2007, we sold 21.4 million shares of common stock and warrants to purchase 9.6 million shares of common stock through a private placement, including 5.0 million shares of common stock and warrants to purchase 2.2 million shares of common stock to investment funds affiliated with certain members of our board of directors, at a price of $2.02 per unit, generating net proceeds of approximately $40.5 million. The warrants have a five-year term and an exercise price of $1.96 per share.

        In March 2007, we implemented a restructuring of operations designed to allow for significantly higher clinical development costs for NE-180, while keeping anticipated 2007 net cash spending consistent with 2006 levels. The restructuring resulted in a workforce reduction of approximately 40%. We incurred cash restructuring costs of approximately $1.0 million, all of which were paid by December 31, 2007.

        In February 2007, we consolidated our operations into our Rock Road Facility, a 40,000 square foot facility that we currently lease in Horsham, Pennsylvania. Total costs for construction of additional laboratory and office space in the Rock Road Facility were $3.2 million, of which $2.1 million was included in construction-in-progress as of December 31, 2006.

        We have incurred operating losses each year since our inception. As of December 31, 2007, we had an accumulated deficit of $294.8 million. We expect additional losses over the next several years as we continue product research and development efforts and expand our intellectual property portfolio. We have financed our operations through private and public offerings of equity securities, proceeds from debt financings, and revenues from our collaborative agreements.

        We believe that our existing cash and cash equivalents, expected proceeds from collaborations and license arrangements, and interest income should be sufficient to meet our operating and capital requirements at least into the third quarter of 2009, although changes in our collaborative relationships or our business, whether or not initiated by us, may cause us to deplete our cash and cash equivalents sooner than the above estimate.

Liquidity and Capital Resources

  Overview

        We had $19.3 million in cash and cash equivalents as of December 31, 2007, compared to $16.4 million as of December 31, 2006. The increase for 2007 was primarily due to the sale, through a private placement, of 21.4 million shares of our common stock and warrants to purchase 9.6 million shares of our common stock, generating net proceeds of $40.5 million. These additional funds were partially offset by the continued funding of our operating activities, capital expenditures, and debt repayments.

        The development of next-generation proprietary protein therapeutics, which we are pursuing both independently and in collaboration with selected partners, will require substantial expenditures by us and our collaborators. We plan to continue financing our operations through private and public offerings of equity securities, proceeds from debt financings, and proceeds from existing and future

32

collaborative agreements. Because our 2008 revenues could be substantially affected by entering into new collaborations and by the financial terms of any new collaborations, we cannot estimate our 2008 revenues. Other than proceeds from our collaborations with Novo Nordisk and BioGeneriX, and any future collaborations with others, we do not expect to generate significant revenues until such time as products using our technology are commercialized, which is not expected during the next several years. We expect an additional several years to elapse before we can expect to generate sufficient cash flow from operations to fund our operating and investing requirements. We believe that our existing cash and cash equivalents, expected revenue from collaborations and license arrangements, and interest income should be sufficient to meet our operating and capital requirements at least into the third quarter of 2009. Accordingly, we will need to raise substantial additional funds to continue our business activities and fund our operations until we are generating sufficient cash flow from operations. If we are unable to raise additional capital when required, we may need to delay, scale back, or eliminate some or all of our research and development programs.

  Operating Activities

        Net cash used in operating activities during 2007 and 2006 was $32.5 million and $26.8 million, respectively. The increase of $5.7 million in net cash used in operating activities during 2007 was due to several factors. Research and development costs increased by $5.9 million from 2006 to 2007, primarily due to $6.8 million of additional external NE-180 costs, as well as $3.3 million of additional external costs associated with our collaborations with Novo Nordisk and BioGeneriX, and was partially offset by lower payroll and facility-related costs resulting from the restructurings that were implemented in 2006 and 2007. Revenues were $2.6 million higher in 2007 compared to 2006 due to the reimbursement of research and developments costs under our collaborations with Novo Nordisk and BioGeneriX. Net interest income was up by $1.4 million in 2007 compared to 2006 due to higher cash balances during 2007 and the reduction of debt.

  Investing Activities

        Net cash used in investing activities during 2007 was $3.7 million, compared to $18.5 million of net cash provided by investing activities during 2006. In September 2006, we sold our Witmer Road Facility for approximately $21.0 million. After payment of selling fees and expenses, we received net proceeds of approximately $19.3 million. Concurrent with the closing, we repaid outstanding debt associated with the facility and related equipment of approximately $9.6 million, which included accrued interest and prepayment penalties. In February 2007, we consolidated our operations into our Rock Road Facility. Total cost for construction of additional laboratory and office space in our Rock Road Facility was $3.2 million, of which $2.1 million was included in construction-in-progress as of December 31, 2006.

        During 2007 and 2006, cash expenditures for property and equipment were $3.7 million and $0.9 million, respectively. The improvements to our Rock Road Facility contributed significantly to our capital expenditures during both years. For the year ended December 31, 2007, $2.3 million cash payments were made for the Rock Road Facility. Of the $2.1 million included in construction-in-progress as of December 31, 2006 for the Rock Road Facility, only $0.9 million was paid out in cash as of December 31, 2006.

  Financing Activities

  Equity Financing Activities

        In March 2007, we sold 21.4 million shares of common stock and warrants to purchase 9.6 million shares of common stock through a private placement, including 5.0 million shares of common stock and warrants to purchase 2.2 million shares of common stock to investment funds affiliated with certain members of our board of directors, at a price of $2.02 per unit, generating net proceeds of

33

approximately $40.5 million. The warrants have a five-year term and an exercise price of $1.96 per share.

  Debt Financing Activities

        Our total debt decreased by $1.0 million to $0.8 million at December 31, 2007, compared to $1.8 million at December 31, 2006, primarily due to planned debt principal repayments of $1.7 million, which were partially offset by the issuance of $0.4 million of new debt to finance insurance policy premiums and $0.4 million of new capital leases obligations.

  Note Payable Secured by Insurance Policies

        In March 2007, we borrowed $0.4 million to finance insurance policy premiums due on certain insurance policies. We made the last payment in November 2007, and, therefore, there was no outstanding principal balance under this agreement as of December 31, 2007. The interest was calculated based on an annual percentage rate of 5.7%. To secure payment of the amounts financed, we granted the lender a security interest in all of our right, title and interest to the insurance policies.

  Term Loan from Landlord

        In May 2004, we borrowed $1.5 million from the landlord of our Rock Road Facility in Horsham, Pennsylvania. As of December 31, 2007, we owed the landlord $0.2 million. The terms of the financing require us to pay monthly principal and interest payments over 48 months at an interest rate of 13%. During 2008, we expect to make principal and interest payments totaling $0.2 million under this agreement.

  Notes Payable to Equipment Lender

        As of December 31, 2007, we owed $0.3 million to an equipment lender that financed the purchase of certain equipment and facility improvements, which collateralize the amounts borrowed. In October 2006, we amended six promissory notes with our equipment lender in connection with the early repayment of a portion of the outstanding debt as a result of the sale of the Witmer Road Facility. Under the amended promissory notes, our last payment is scheduled for September 2008, and interest rates applicable to the equipment loan range from 9.1% to 9.5%. During 2008, we expect to make principal and interest payments totaling $0.3 million under these agreements.

  Capital Lease Obligations

        We entered into two agreements with capital lease obligations during 2007 for furniture with a value of $0.4 million. We entered into agreements with capital lease obligations during 2004 for equipment with a value of $0.2 million. The terms of existing leases require us to make monthly payments through February 2012. As of December 31, 2007, the present value of aggregate minimum lease payments under these agreements was $0.3 million. During 2008, we expect to make lease principal payments totaling $136,000 under these agreements.

  Operating Leases

        We lease laboratory, office, warehouse facilities, and equipment under operating lease agreements. In 2002, we entered into a lease agreement for our Rock Road Facility. The initial term of this lease ends 2022, at which time we have an option to extend the lease for an additional five years, followed by another option to extend the lease for an additional four and one-half years. This lease contains escalation clauses, under which the base rent increases annually by 2%. We leased approximately 5,000 square feet of office and warehouse space in Horsham, Pennsylvania under a lease agreement that expired in April 2007. In January 2007, we entered into a five-year lease agreement for approximately 6,800 square feet of office and warehouse space in Horsham, Pennsylvania to replace the space subject to the expired lease described above. Our rental expense was $0.7 million, $1.0 million, and $1.0 million for each of the years ended December 31, 2007, 2006, and 2005, respectively.

34

  Summary of Contractual Obligations

        The following table summarizes our obligations to make future payments under current contracts as of December 31, 2007:

	Payments due by period
	Total	Less than 1 Year	1 - 3 Years	4 - 5 Years	After 5 Years
Long-term debt obligations(1)
Debt maturities	$522,000	$522,000	$—	$—	$—
Contractual interest	17,000	17,000	—	—	—
Capital lease obligations(2)
Debt maturities	318,000	136,000	113,000	69,000	—
Contractual interest	39,000	18,000	18,000	3,000	—
Operating leases(3)	7,941,000	549,000	1,092,000	1,062,000	5,238,000
Purchase obligations(4)	470,000	396,000	74,000	—	—

Total contractual obligations	$9,307,000	$1,638,000	$1,297,000	$1,134,000	$5,238,000

(1)
See "Financing Activities—Debt Financing Activities" in this Liquidity and Capital Resources section and Note 8 of the Notes to Financial Statements included in Item 8 of this Annual Report on Form 10-K for a description of the material features of our long-term debt. Contractual interest is the interest we contracted to pay on the long-term debt obligations.

(2)
See "Financing Activities—Capital Lease Obligations" in this Liquidity and Capital Resources section and Note 15 of the Notes to Financial Statements included in Item 8 of this Annual Report on Form 10-K for a description of the material features of our capital lease obligations. At December 31, 2007, the present value of our capital lease obligations was $318,000 and the amount of imputed interest, calculated using an assumed incremental borrowing rate at the time we entered into the capital lease obligations, was $39,000.

(3)
See Note 15 of the Notes to Financial Statements included in Item 8 of this Annual Report on Form 10-K for a description of our significant operating leases.

(4)
See Note 15 of the Notes to Financial Statements included in Item 8 of this Annual Report on Form 10-K for a description of our commitments as of December 31, 2007 to purchase goods and services from various suppliers.

Off-Balance Sheet Arrangements

        We are not involved in any off-balance sheet arrangements that have or are reasonably likely to have a material current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources.

Critical Accounting Policies and Estimates

        Our Management's Discussion and Analysis of Financial Condition and Results of Operations (MD&A) focuses on our liquidity, capital resources, and financial statements. The financial statements have been prepared in accordance with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the carrying amounts of assets and liabilities, and the reported amounts of revenues and expenses during the reporting period. These estimates and assumptions are developed and adjusted periodically by management based on historical experience and on various other factors that are believed to be reasonable under the circumstances. Actual results may differ from these estimates.

35

        Our summary of significant accounting policies is described in Note 2 of the Notes to Financial Statements included in Item 8 of this Annual Report on Form 10-K. Management considers the following policies and estimates to be the most critical in understanding the more complex judgments that are involved in preparing our financial statements and the uncertainties that could impact our results of operations, financial position, and cash flows. Management has discussed the development and selection of these critical accounting policies and estimates with the audit committee of our board of directors, and the audit committee has reviewed our disclosure relating to it in this MD&A.

  Revenue Recognition

        We have entered into collaborative agreements with other companies for the development and commercialization of our product candidates. The terms of the agreements typically include non-refundable up-front license fees, funding of research and development, payments based upon achievement of development milestones, and royalties on product sales.

  License Fees and Multiple Element Arrangements

        Non-refundable license fees are recognized as revenue when we have a contractual right to receive such payment, the contract price is fixed or determinable, the collection of the resulting receivable is reasonably assured, and we have no further performance obligations under the license agreement.

        Multiple element arrangements, such as license and development arrangements, are analyzed to determine whether the deliverables, which often include a license and performance obligations, such as research and development services, can be separated or whether they must be accounted for as a single unit of accounting in accordance with Emerging Issues Task Force (EITF) Issue No. 00-21, Accounting for Revenue Arrangements with Multiple Deliverables. If the fair value of the undelivered performance obligations can be determined, such obligations would then be accounted for separately as performed. However, if the license is considered to either (i) not have stand-alone value or (ii) have stand-alone value but the fair value of any of the undelivered performance obligations cannot be determined, the arrangement would then be accounted for as a single unit of accounting and the license payments and payments for performance obligations are recognized as revenue over the estimated period of when the performance obligations are performed. In our collaborative arrangements with Novo Nordisk and BioGeneriX, we have determined the license to each does not have stand-alone value.

        Whenever we determine that an arrangement should be accounted for as a single unit of accounting, we must determine the period over which the performance obligations will be performed and revenue will be recognized. Significant management judgment is required in determining the period over which we are expected to complete our performance obligations under an arrangement.

  Substantive Milestone Payments

        Our collaboration agreements may also contain substantive milestone payments. Substantive milestone payments are considered to be performance bonuses that are recognized upon achievement of the milestone only if all of the following conditions are met:

  •
  the milestone payments are non-refundable;

  •
  achievement of the milestone involves a degree of risk and was not reasonably assured at the inception of the arrangement;

  •
  substantive effort is involved in achieving the milestone;

  •
  a reasonable amount of time passes between the up-front license payment and the first milestone payment as well as between each subsequent milestone payment; and

36

  •
  the amount of the milestone payment is reasonable in relation to the effort expended or the risk associated with achievement of the milestone.

        Determination as to whether a payment meets the aforementioned conditions involves management's judgment. If any of these conditions are not met, the resulting payment would not be considered a substantive milestone, and therefore the resulting payment would be considered part of the consideration for the single unit of accounting and be recognized as revenue as such performance obligations are performed.

  Reimbursement of Research and Development Costs

        Reimbursement of research and development costs is recognized as revenue provided the provisions of EITF Issue No. 99-19, Reporting Revenue Gross as a Principal Versus Net as an Agent, are met, the amounts are fixed and determinable, and collection of the related receivable is reasonably assured. In our collaborative arrangements with Novo Nordisk and BioGeneriX, we recognize revenue as such costs are incurred because we have evidence of fair value for these delivered items.

  Deferred Revenue

        Amounts received prior to satisfying the above revenue recognition criteria are recorded as deferred revenue in the accompanying Balance Sheets. Determination as to the classification of deferred revenue as current or long-term on our balance sheets involves management's judgment. For example, in connection with our existing collaboration agreements, we have recorded on our Balance Sheets current and long-term deferred revenue based on our best estimate of when such revenue will be recognized. The current portion of deferred revenue consists of amounts that are expected to be recognized as revenue during 2008. Amounts that we expect will not be recognized during 2008 are classified as long-term deferred revenue. This estimate is based on our estimate of the periods of our involvement in certain of our collaborations. In certain instances, the timing of satisfying these obligations can be difficult to estimate. Accordingly, our estimates may change in the future. Any change to the estimated performance period would be recognized on a prospective basis. If these estimates and judgments change over the course of these agreements, it may affect the timing and amount of revenue that we recognize and record in future periods.

  Stock-based Employee Compensation

        We adopted Statement of Financial Accounting Standards (SFAS) No. 123 (revised 2004), Share-Based Payment (SFAS No. 123R), effective January 1, 2006. SFAS No. 123R requires all share-based payments to employees to be recognized in the financial statements based on their fair values at the date of grant. Prior to January 1, 2006, we followed Accounting Principles Board (APB) Opinion 25, Accounting for Stock Issued to Employees (APB No. 25), and related interpretations in accounting for our stock-based compensation. We elected to use the modified prospective transition method for adopting SFAS No. 123R. Under this method, the provisions of SFAS No. 123R apply to all awards granted or modified after the date of adoption and to that portion of awards not fully vested as of the date of adoption. Accordingly, prior periods have not been restated.

        The fair value of stock options is determined using the Black-Scholes valuation model, which is the same model we previously utilized for valuing stock options for footnote disclosures required under SFAS No. 123, Accounting for Stock Based Compensation (SFAS No. 123), as amended by SFAS No. 148, Accounting for Stock-Based Compensation, Transition and Disclosure (SFAS No. 148).

        The fair value of share-based awards is recognized as expense over the requisite service period, net of estimated forfeitures. We rely primarily on historical experience to estimate expected forfeitures for stock options. We have not assumed any expected forfeitures for restricted stock units (RSUs) because those awards have been granted to a small number of individuals. For all unvested share-based awards

37

outstanding as of December 31, 2005, the previously measured but unrecognized compensation expense, based on the fair value at the original grant date, will be recognized on an accelerated basis in our statement of operations over the remaining vesting period, consistent with our recognition policy under SFAS No. 123. For share-based awards granted subsequent to December 31, 2005, we have elected to recognize compensation expense in the statement of operations on a straight-line basis from the date of grant. The following table contains the assumptions used in the Black-Scholes option-pricing model in each year to value stock-based compensation:

	Year Ended December 31,
	2007	2006	2005
Weighted average expected volatility	75%	75%	75%
Expected term (years)	4.7 – 9.1	4.7 – 7.8	0.7 – 9.1
Risk-free interest rate	4.4% – 4.6%	4.4% – 5.1%	3.9% – 4.3%
Expected dividend yield	0%	0%	0%

  Impairment of Long-Lived Assets

        We evaluate our long-lived assets for impairment at least annually and whenever indicators of impairment exist. Because our history of negative operating cash flows is an indicator of impairment, we annually compare the market value of our equity and debt to the carrying value of our net assets. During 2006 we recorded a non-cash impairment charge of $0.1 million for equipment that was no longer in use. The market value of our equity and debt exceeded the carrying value of our net assets as of December 31, 2007 and, therefore, we did not record any impairment of long-lived assets other than the impairment of the equipment mentioned above. We do not believe we will have any impairment of long-lived assets in connection with the discontinuation of NE-180 program.

  Expenses from Contract Research and Development Service Providers

        Some of our research and development is conducted by third parties, including contract research and development service providers. At the end of each quarter, we compare the payments made to each service provider to the estimated progress toward completion of the research or development objectives. Such estimates are subject to change as additional information becomes available. Depending on the timing of payments to the service providers and the estimated service provided, we record net prepaid or accrued expense relating to these costs.

Results of Operations

  Years Ended December 31, 2007 and 2006 and Outlook for 2008

        Our net loss for the year ended December 31, 2007 was $28.5 million compared to $27.1 million for the corresponding period in 2006. The following section explains the trends within each component of net loss for 2007 compared to 2006 and provides our estimate of trends for 2008 for each component.

         Revenue from Collaborative Agreements.    Our revenues from collaborative agreements have historically been derived from a few major collaborators. Our collaborative agreements provide for some or all of the following elements: license fees, research and development funding, milestone revenues, and royalties on product sales. A summary of revenue recognized under our collaborative

38

agreements for the years ended December 31, 2007 and 2006 is presented in the following table (in thousands).

	Year Ended December 31,
	2007	2006
Novo Nordisk
Research and development funding	$5,354	$3,577
Substantive milestones	—	750
License fees	745	457

	6,099	4,784

BioGeneriX
Research and development funding	2,650	1,191
License fees	56	209

	2,706	1,400

	$8,805	$6,184

        Revenue from collaborative agreements increased in 2007 from 2006 primarily due to increased research and development funding from our agreements with Novo Nordisk and BioGeneriX. This was partially offset by a substantive milestone received under our agreement with Novo Nordisk in 2006.

        Because our 2008 revenues could be substantially affected by entering into new collaborations and by the financial terms of any new collaborations, we cannot estimate our 2008 revenues. Material cash inflows from proprietary drug development projects are highly uncertain, and we cannot reasonably estimate the period in which we will begin to receive, if ever, material net cash inflows from our major research and development projects. Cash inflows from development-stage products are dependent on several factors, including entering into collaborative agreements, the achievement of certain milestones, and regulatory approvals. We may not receive milestone payments from any existing or future collaborations if a development-stage product fails to meet technical or performance targets or fails to obtain the required regulatory approvals. Further, our revenues from collaborations will be affected by the levels of effort committed and made by our collaborative partners. Even if we achieve technical success in developing drug candidates, our collaborative partners may discontinue development, may not devote the resources necessary to complete development and commence marketing of these products, or they may not successfully market potential products.

         Research and Development Expense.    We have two therapeutic protein candidates in clinical trials:GlycoPEG-GCSF and GlycoPEG-FVIIa, and two therapeutic protein candidates in the research stage: GlycoPEG-FVIII and GlycoPEG-FIX.

        In January 2008, we announced the discontinuation of further development of NE-180, our product candidate intended for the treatment of anemia in patients with chronic kidney disease and cancer patients receiving chemotherapy. The decision to discontinue development was not due to any safety or efficacy concerns about NE-180, but was based on an evaluation of commercial prospects and the likelihood of entering into a timely collaboration for the compound in the context of increased safety concerns in the erythropoiesis-stimulating agent (ESA) category. Throughout 2007 we incurred costs for the development of NE-180, including process, non-clinical and clinical development. In addition, pursuant to an agreement with a vendor that was to produce bulk NE-180 on our behalf, we had the option to, on or be before October 9, 2007, either terminate the agreement or execute an amendment to amend the scope of services. Under an August 2007 change order contemplating an amendment or termination of the agreement, we agreed to pay the vendor a non-refundable fee of $2,800. On October 9, 2007, we terminated this agreement to reduce uncertainties associated with

39

announced ownership changes at the vendor and to defer future process development and manufacturing costs. All of the $2,800 was included in research and development expense for the year ended December 31, 2007.

        We conduct exploratory research, both independently and with collaborators, on therapeutic candidates, primarily proteins, for development using our enzymatic technologies. Successful candidates may be advanced for development through our own proprietary drug program or through our partnering and licensing program, or a combination of the two. Although our primary focus is the development of long-acting proteins, we are also conducting research to assess opportunities to use our enzymatic technologies in other areas, such as glycopeptides and glycolipids. We expect to continue this research during 2008.

        Our current research and development projects are divided between two categories: (i) GlycoPEGylation and (ii) Other Glycotechnology Programs, which includes projects investigating opportunities to use our enzymatic technologies in other areas, such as glycolipids. The following chart sets forth our projects in each of these categories and the stage to which each has been developed:

	Development Stage	Status
GlycoPEGylation:
NE-180	Clinical (Phase II)	Discontinued
GlycoPEG-GCSF	Clinical (Phase I)	Active
GlycoPEG-FVIIa	Clinical (Phase I)	Active
GlycoPEG-FIX	Research	Active
GlycoPEG-FVIII	Research	Active
Other Glycotechnology Programs:
Non-protein therapeutic applications	Research	Active

        The process of bringing drugs from the preclinical research and development stage through Phase I, Phase II, and Phase III clinical trials to FDA or other regulatory approval is time consuming and expensive. Because our announced product candidates are currently in the research or early clinical and preclinical stages, and there are a variety of potential intermediate clinical and non-clinical outcomes that are inherent in drug development, we cannot reasonably estimate either the timing or costs we will incur to complete these research and development projects. In addition, the timing and costs to complete our research and development projects will be affected by the timing and nature of any collaboration agreements we may enter into with a third party, neither of which we can currently estimate.

        For each of our research and development projects, we incur both direct and indirect expenses. Direct expenses include salaries and other costs of personnel, raw materials, and supplies for each project. We may also incur third-party costs related to these projects, such as contract research, consulting and non-clinical development costs. Indirect expenses include depreciation expense and the costs of operating and maintaining our facilities, property, and equipment, to the extent used for our research and development projects, as well as the costs of general management of our research and development projects.

        Our research and development expenses increased to $34.9 million in 2007 from $29.0 million in 2006. During 2008, we expect our research and development expenses to be significantly lower than they were in 2007 as a result of discontinuing further development of NE-180. The following table

40

illustrates research and development expenses incurred during 2007 and 2006 for our significant groups of research and development projects (in thousands):

	Year ended December 31,
	2007	2006
GlycoPEGylation	$26,438	$18,846
Other Glycotechnology Programs	75	435
Indirect expenses	8,405	9,732

	$34,918	$29,013

  GlycoPEGylation

        Our GlycoPEGylation research and development expenses result primarily from development activities, including process, non-clinical and clinical development, associated with our proprietary drug development programs. These expenses increased during the 2007 period primarily due to $1.8 million of additional reimbursable costs incurred under our collaborative agreement with Novo Nordisk for GlycoPEG-FVIIa, $1.5 million of additional reimbursable costs incurred under our collaborative agreement with BioGeneriX for GlycoPEG-GCSF, as well as additional costs for non-clinical and clinical development associated with NE-180, including a $2.8 million non-refundable fee to a vendor that was contracted to produce bulk NE-180 on our behalf. These increases were partially offset by lower payroll and related personnel costs due to the restructurings that were implemented in 2006 and 2007.

  Other Glycotechnology Programs

        Research and development expenses related to our other glycotechnology programs decreased during 2007, compared to 2006, primarily due to lower payroll and decreased supplies for early stage research.

  Indirect expenses

        Our indirect research and development expenses decreased during 2007, compared to 2006, primarily due to lower payroll and facility costs related to the restructurings that were implemented in 2006 and 2007.

         General and Administrative Expense.    General and administrative expenses for the year ended December 31, 2007 were $10.9 million, compared to $11.6 million for the corresponding period in 2006. The decrease in 2007 was primarily attributable to lower payroll and related personnel costs due to the restructurings that were implemented in 2006 and 2007, and was partially offset by increased consulting costs. During 2008, we expect our general and administrative expenses to remain relatively consistent with the 2007 expense amounts.

         Decrease in Fair Value of Warrant Liability.    In connection with the sale of our common stock and warrants to purchase shares of our common stock in March 2007, we recorded the warrants as a liability at their initial fair value using the Black-Scholes option-pricing model and revalue them at each reporting date until they are exercised or expire. Changes in the fair value of the warrants are reported in our Statements of Operations as non-operating income or expense. During the year ended December 31, 2007, we recorded non-operating income of $6.6 million related to the change in fair value of these warrants. The market price for our common stock has been and may continue to be volatile. Consequently, future fluctuations in the price of our common stock may cause significant increases or decreases in the fair value of these warrants.

         Interest Income.    Interest income for the year ended December 31, 2007 was $1.5 million, compared to $1.2 million for the corresponding period in 2006. The increase was due to higher cash balances during 2007. Our interest income during 2008 is difficult to project, and will depend largely on whether we enter into any new collaborative agreements, complete any equity or debt financings, and prevailing interest rates during 2008.

41

         Interest Expense.    Interest expense for the year ended December 31, 2007 was $0.1 million compared to $1.3 million for the corresponding period in 2006. Lower average debt balances in the 2007 period accounted for the decrease, due to the repayment of $9.6 million of outstanding debt in September 2006 in connection with the sale of the Witmer Road Facility. Our interest expense during 2008 is difficult to project and will depend largely on whether we complete any new debt financings and prevailing interest rates during 2008. See "Financing Activities—Debt Financing Activities" in the Liquidity and Capital Resources section of this Annual Report on Form 10-K for a description of the material features of our debt financings.

  Years Ended December 31, 2006 and 2005

        Our net loss for the year ended December 31, 2006 was $27.1 million compared to $51.8 million for the corresponding period in 2005. The following section explains the trends within each component of net loss for 2006 compared to 2005.

         Revenue from Collaborative Agreements.    A summary of revenue recognized under our collaborative agreements for the years ended December 31, 2006 and 2005 is presented in the following table (in thousands).

	Year ended December 31,
	2006	2005
Novo Nordisk
Research and development funding	$3,577	$2,027
Substantive milestones	750	—
License fees	457	769

	4,784	2,796

BioGeneriX
Research and development funding	1,191	2,939
License fees	209	402

	1,400	3,341

	$6,184	$6,137

        Revenue from collaborative agreements increased slightly in 2006 from 2005. Increased research and development funding and milestone revenue recognized during 2006 under our Novo Nordisk agreements were largely offset by decreased research and development funding during 2006 from BioGeneriX.

         Research and Development Expense.    Our research and development expenses decreased to $29.0 million in 2006 from $33.1 million in 2005. The following table illustrates research and development expenses incurred during 2006 and 2005 for our significant groups of research and development projects (in thousands).

	Year ended December 31,
	2006	2005
GlycoPEGylation	$18,846	$18,170
Other Glycotechnology Programs	435	978
Indirect expenses	9,732	13,988

	$29,013	$33,136

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  GlycoPEGylation

        Our GlycoPEGylation research and development expenses increased during 2006, compared to 2005, primarily due to increased non-clinical study costs associated with NE-180 and GlycoPEG-GCSF, as well as increased clinical trial costs associated with NE-180. These increases were partially offset by lower payroll and related personnel costs due to reduced headcount in 2006. Increased purchases of laboratory services and research supplies also contributed to the overall increase.

  Other Glycotechnology Programs

        Research and development expenses related to our other glycotechnology programs decreased during 2006, compared to 2005, primarily due to reduced research efforts during 2006 for early stage research.

  Indirect expenses

        Our indirect research and development expenses decreased during 2006, compared to 2005, primarily due to decreased depreciation resulting from the August 2005 impairment of our Witmer Road Facility and the closure of our leased facility in San Diego. Further contributing to the decrease during 2006 were lower amounts spent for indirect outside laboratory services and consulting, and was partially offset by $0.8 million of non-cash compensation costs for share-based payment arrangements accounted for under SFAS No. 123R.

         General and Administrative Expense.    General and administrative expenses for the year ended December 31, 2006 were $11.6 million, compared to $10.9 million for the corresponding period in 2005. The increase in 2006 was primarily attributable to $1.6 million of non-cash compensation costs for share-based payment arrangements accounted for under SFAS No. 123R, and was partially offset by lower consulting costs, lower patent legal expenses and reduced depreciation resulting from the August 2005 impairment of our Witmer Road Facility and the closure of our leased facility in San Diego.

         Restructuring Charges.    Restructuring charges for the year ended December 31, 2005 were $14.2 million, which included $13.2 million of non-cash property and equipment impairment charges and $1.0 million of payments for employee severance and facility closure costs. We did not incur any restructuring charges during 2006.

         Gain on Sale of Witmer Road Facility.    During 2006, we recognized a gain from the sale of the Witmer Road Facility of $7.3 million. In September 2006, we sold the Witmer Road Facility for approximately $21.0 million. After payment of selling fees and expenses, we received net proceeds of approximately $19.3 million. The carrying value of the property and equipment sold was $12.4 million. We continued to occupy a portion of the facility on a rent-free basis for six months after the closing. We estimated the rental fair value for the space we continued to occupy to be $0.4 million, which was included in the calculation of the $7.3 million gain on the sale of the Witmer Road Facility and was amortized as rent expense to our Statements of Operations over the period of our occupancy.

         Interest Income.    Interest income for the year ended December 31, 2006 was $1.2 million, compared to $1.5 million for the corresponding period in 2005. The decrease was due to lower interest rates during 2005.

         Interest Expense.    Interest expense for each of the years ended December 31, 2006 and 2005 was $1.3 million.

Recent Accounting Pronouncements

        In June 2007, the Financial Accounting Standards Board (FASB) issued Emerging Issues Task Force (EITF) 07-03, Accounting for Nonrefundable Advance Payments for Goods or Services to Be Used

43

in Future Research and Development Activities-(EITF 07-03). EITF 07-03 specifies that nonrefundable advance payments for future research and development activities should be deferred and capitalized and should be recognized as an expense as the related goods are delivered or the related services are performed. If, subsequent to an advance payment, an entity no longer expects the goods to be delivered or services to be rendered, the capitalized advance payment should be charged to expense. EITF 07-03 is effective for fiscal years beginning after December 15, 2007. As the guidance in EITF 07-03 is consistent with our existing policy we do not believe EITF 07-03 will have any impact on our financial statements or related disclosures.

        In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115 (SFAS No. 159), which allows companies to choose, at specific election dates, to measure eligible financial assets and liabilities at fair value that are not otherwise required to be measured at fair value. If a company elects the fair value option for an eligible item, changes in that item's fair value in subsequent reporting periods must be recognized in current earnings. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. We are currently evaluating the impact of SFAS No. 159 on our financial statements and related disclosures.

        In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (SFAS No. 157), which is applicable for fiscal years beginning after November 15, 2007. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Although SFAS No. 157 does not require any new fair value measurements, its application may, for some entities, change current practices related to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. We are currently evaluating the impact of the adoption of SFAS No. 157 on our financial statements and related disclosures.

ITEM 7A.    QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK.

  Interest Rate Risk

        We are exposed to market risk from changes in interest rates. We are currently not engaged in hedging activities and we do not use derivative financial instruments for speculation or trading purposes. We do not believe that our exposure to interest rate risk is material to our results of operations. The analysis below presents the sensitivity of our interest income and expense to selected changes in market interest rates.

        The primary objective of our investment activities is to preserve our capital to fund operations and maximize income from our investments without assuming significant risk. We seek the safety of principal and market liquidity by investing in high credit quality institutional money market funds and fixed income securities. Our market risk exposure consists principally of exposure to changes in interest rates. Our holdings are also exposed to the risks of changes in the credit quality of issuers. Because our investments are short-term in duration, we believe our exposure to interest rate risk is not significant. We held no marketable securities as of December 31, 2007. The approximate principal amount of our investment portfolio as of December 31, 2007 was $19.3 million, and the weighted-average annualized interest rate and interest income earned on the portfolio during the year ended December 31, 2007 were 5.3% and $1.5 million, respectively. The sensitivity analysis as it relates to our investment activities assumes an instantaneous 100 basis point move in interest rates from their weighted-average levels during the year ended December 31, 2007. A 100 basis point move up or down in market interest rates would have caused a corresponding change of $0.3 million in interest income during the year ended December 31, 2007.

44

        As of December 31, 2007, the principal components of our debt portfolio were (1) a term loan from our landlord of $0.2 million that accrues interest at a fixed annual rate of 13.0%; (2) aggregate equipment financing of $0.3 million that accrues interest at fixed annual rates ranging from 9.1% to 9.5%; and (3) capital lease obligations with a present value of $0.1 million, for which we imputed interest at fixed annual rates ranging from 7.2% to 11.5%. Our aggregate interest expense for the year ended December 31, 2007 was $0.1 million. By modifying the interest expense associated with fixed rate debt entered into during the year ended December 31, 2007 by a 100 basis point move up or down in market interest rates, it would have caused a corresponding change of $10,000 in interest expense during the year ended December 31, 2007.

  Foreign Exchange Risk

        We have entered into some agreements denominated, wholly or partly, in Euros or other foreign currencies, and, in the future, we may enter into additional, significant agreements denominated in foreign currencies. If the values of these currencies increase against the dollar, our costs would increase. To date, we have not entered into any contracts to reduce the risk of fluctuations in currency exchange rates. In the future, depending upon the amounts payable under any such agreements, we may enter into forward foreign exchange contracts to reduce the risk of unpredictable changes in these costs. However, due to the variability of timing and amount of payments under any such agreements, foreign exchange contracts may not mitigate the potential adverse impact on our financial results.

ITEM 8.    FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

        The financial statements and supplementary data required by this item are attached to this Annual Report on Form 10-K beginning on page F-1.

ITEM 9.    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

        None.

ITEM 9A.    CONTROLS AND PROCEDURES.

  Disclosure Controls and Procedures

        We carried out an evaluation, under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures (as such term is defined under Rule 13a-15(e) promulgated under the Securities Exchange Act of 1934, as amended (Exchange Act)), as of December 31, 2007. Based on that evaluation, our principal executive officer and principal financial officer concluded that these controls and procedures are effective to ensure that information required to be disclosed by us in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported as specified in SEC rules and forms. There were no changes in these controls or procedures identified in connection with the evaluation of such controls or procedures that occurred during our last fiscal quarter, or in other factors that have materially affected, or are reasonably likely to materially affect, these controls or procedures.

        Our disclosure controls and procedures are designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC. These disclosure controls and procedures include, among other things, controls and procedures designed to ensure that information required to be disclosed by us in the reports that we file under the Exchange Act is accumulated and communicated to our management, including our principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

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  Management's Report on Internal Control Over Financial Reporting

        Our management is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting is defined in Rule 13a-15(f) and 15d-15(f) under the Exchange Act as a process designed by, or under the supervision of, our principal executive and principal financial and accounting officers and effected by our board of directors and management to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

  •
  pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of our assets;

  •
  provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. generally accepted accounting principles, and that receipts and expenditures of our company are being made only in accordance with authorizations of our management and board of directors; and

  •
  provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risks that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        Our management assessed the effectiveness of our internal control over financial reporting as of December 31, 2007. In making this assessment, our management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control-Integrated Framework. Based on our assessment, our management believes that, as of December 31, 2007, our internal control over financial reporting is effective. In addition, no changes in our internal control over financial reporting have occurred during the three months ended December 31, 2007 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting. The following is the audit report on our assessment of our internal control over financial reporting issued by our independent registered public accounting firm.

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  Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Neose Technologies, Inc.:

        We have audited Neose Technologies, Inc.'s internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Neose Technologies, Inc.'s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management's Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on Neose Technologies, Inc.'s internal control over financial reporting based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        In our opinion, Neose Technologies, Inc. maintained, in all material respects, effective internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control—Integrated Framework issued by the COSO.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the balance sheets of Neose Technologies, Inc. as of December 31, 2007 and 2006, and the related statements of operations, stockholders' equity and comprehensive loss, and cash flows for each of the years in the three-year period ended December 31, 2007, and our report dated March 10, 2008 expressed an unqualified opinion on those financial statements.

/s/ KPMG LLP

Philadelphia, Pennsylvania
March 10, 2008

ITEM 9B.    OTHER INFORMATION.

        None.

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 PART III

ITEM 10.    DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT.

        The information concerning directors and executive officers, appearing under the caption "Governance of the Company" in our Proxy Statement (the Proxy Statement) to be filed with the SEC in connection with our 2008 Annual Meeting of Stockholders; the information concerning executive officers, appearing under the caption "Section 16(a) Beneficial Ownership Reporting Compliance" in the Proxy Statement; the information concerning stockholder nominations for director candidates, appearing under the captions "Governance of the Company—Committees of our Board of Directors—Corporate Governance Committee" and "Requirements for Advance Notification of Nominations and Stockholder Proposals" in the Proxy Statement; and the information concerning the Audit Committee of our Board of Directors and the audit committee financial expert thereon, appearing under the caption "Governance of the Company—Committees of our Board of Directors—Audit Committee" in the Proxy Statement are incorporated herein by reference in response to this Item 10.

Code of Conduct

        We have a Code of Business Conduct and Ethics, which can be viewed on our website at www.neose.com (under "About Neose—Corporate Governance"). We require all employees to adhere to the Code in addressing the legal and ethical issues encountered in conducting their work. The Code of Business Conduct and Ethics requires that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in our best interest. All of our employees were required to certify that they reviewed and understood the Code when they received it during 2003 or upon their later hire date, and are required to renew this certification annually thereafter and when the Code is changed. The Code of Business Conduct and Ethics is intended to comply with Item 406 of the SEC's Regulation S-K and the rules of NASDAQ.

        The Code of Business Conduct and Ethics includes procedures for reporting violations of the Code, which are applicable to all employees. The Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Code of Business Conduct and Ethics also includes these required procedures.

        Any waiver or amendment of the Code of Business Conduct and Ethics for designated senior officers, including our chief executive officer and chief financial officer, will be disclosed promptly on our Internet website.

        Copies of the Code of Business Conduct and Ethics, which appears on our website, are also available upon request by any stockholder addressed to our Corporate Secretary, 102 Rock Road, Horsham, PA 19044.

ITEM 11.    EXECUTIVE COMPENSATION.

        The information contained in the sections titled "Executive Compensation" and "Governance of the Company—Compensation of Directors" in the Proxy Statement is incorporated herein by reference in response to this Item 11.

Compensation Committee Interlocks and Insider Participation

        The current members of the Compensation Committee of our Board of Directors are Douglas J. MacMaster, Jr., L. Patrick Gage and H. Stewart Parker. None of these individuals has ever been an officer or employee of ours. In addition, none of our executive officers serves as a member of the

48

board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or the Compensation Committee of our Board of Directors.

ITEM 12.    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

        The information contained in the section titled "Stock Ownership of our Directors, Executive Officers and 5% Beneficial Owners" in the Proxy Statement is incorporated herein by reference in response to this Item 12.

ITEM 13.    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

        The information contained in the section titled "Certain Relationships and Related Transactions" in the Proxy Statement, and the information concerning director independence under the captions "Governance of the Company—Independence of Directors" and "Governance of the Company—Committees of our Board of Directors" in the Proxy Statement is incorporated herein by reference in response to this Item 13.

ITEM 14.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        The information contained in the section titled "Relationship with Independent Registered Public Accounting Firm" in the Proxy Statement is incorporated herein by reference in response to this Item 14.

49

 PART IV

ITEM 15.    EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (a)   1.    Financial Statements.

        The Financial Statements filed as part of this Annual Report on Form 10-K are listed on the Index to Financial Statements on page F-1.

         2.    Financial Statement Schedules.

        All financial statement schedules have been omitted here because they are not applicable, not required, or the information is shown in the Financial Statements or Notes thereto.

         3.    Exhibits.

        The following is a list of exhibits filed as part of this Annual Report on Form 10-K. We are incorporating by reference to our previous SEC filings each exhibit that contains a footnote. For exhibits incorporated by reference, the location of the exhibit in the previous filing is indicated in parentheses.

Exhibit Number	Description
2.1	Purchase and Sale Agreement and Joint Escrow Instructions by and between ARE-PA Region No.6, LLC and Neose Technologies, Inc. dated September 1, 2006. (Exhibit 2.1)(11)
3.1	Fourth Amended and Restated Certificate of Incorporation. (Exhibit B)(10)
3.2	First Amendment of the Fourth Amended and Restated Certificate of Incorporation. (Exhibit 3.1)(17)
3.3	Second Amended and Restated By-Laws. (Exhibit 3.2)(2)
4.1	See Exhibits 3.1, 3.2 and 3.3 for instruments defining rights of holders of common stock.
10.1††	1995 Amended and Restated Stock Option/Stock Issuance Plan, as amended. (Appendix B)(4)
10.2	Agreement of Lease, dated as of February 15, 2002, between Liberty Property Leased Partnership and Neose Technologies, Inc. (Exhibit 10.40)(1)
10.3	Master Security Agreement between General Electric Capital Corporation and Neose Technologies, Inc., dated as of December 19, 2002. (Exhibit 10.33)(3)
10.4	Amendment to Master Security Agreement between General Electric Capital Corporation and Neose Technologies, Inc., dated as of December 19, 2002. (Exhibit 10.34)(3)
10.5†	Research, Co-Development and Commercialization Agreement between BioGeneriX AG and Neose Technologies, Inc., dated April 20, 2004. (Exhibit 10.5)(5)
10.6	First Amendment to Lease between Liberty Property Limited Partnership and Neose Technologies, Inc., dated May 18, 2004. (Exhibit 10.7)(5)
10.7	Promissory Note of Neose Technologies, Inc. to Liberty Property Limited Partnership, dated May 7, 2004. (Exhibit 10.8)(5)
10.8	Promissory Note of Neose Technologies, Inc. to General Electric Capital Corporation dated August 20, 2004. (Exhibit 10.11)(6)

50

Exhibit Number	Description
10.9††	Form of Incentive Stock Option Award Agreement under the Neose Technologies, Inc. 2004 Equity Incentive Plan. (Exhibit 10.12)(6)
10.10††	Form of Non-Qualified Stock Option Award Agreement under the Neose Technologies, Inc. 2004 Equity Incentive Plan. (Exhibit 10.13)(6)
10.11††	Form of Annual Director Grant Agreement under the Neose Technologies, Inc. 2004 Equity Incentive Plan. (Exhibit 10.14)(6)
10.12††	Form of Director Fee Option Grant Agreement under the Neose Technologies, Inc. 2004 Equity Incentive Plan. (Exhibit 10.15)(6)
10.13	Promissory Note of Neose Technologies, Inc. to General Electric Capital Corporation, dated December 16, 2004. (Exhibit 10.47)(7)
10.14††	Form of Restricted Stock Unit Agreement (cliff vesting) between Neose Technologies, Inc. and Certain Employees, Officers and Directors. (Exhibit 10.1)(8)
10.15††	Form of Restricted Stock Unit Agreement (quarterly vesting) between Neose Technologies, Inc. and Certain Employees, Officers and Directors. (Exhibit 10.2)(8)
10.16	Promissory Note of Neose Technologies, Inc. to General Electric Capital Corporation dated July 12, 2005. (Exhibit 10.1)(9)
10.17	Post-Closing Property Access Agreement by and between Auxilium Pharmaceuticals, Inc. and Neose Technologies, Inc. dated September 1, 2006. (Exhibit 10.1)(11)
10.18	Consent to Property Access Agreement by and among ARE-PA Region No.6, LLC, Auxilium Pharmaceuticals, Inc. and Neose Technologies, Inc. dated September 1, 2006. (Exhibit 10.2)(11)
10.19	Modification Agreement by and between Neose Technologies, Inc. and General Electric Capital Corporation dated October 31, 2006. (Exhibit 10.1)(12)
10.20†
Amendment Number 1 to Research, Co-Development and Commercialization Agreement and Research License and Option Agreement between Neose Technologies, Inc. and BioGeneriX AG dated October 20, 2006. (Exhibit 10.41)(13)
10.21†	Amended and Restated Research, Development and License Agreement among Neose Technologies, Inc. and Novo Nordisk A/S and Novo Nordisk Health Care AG dated October 31, 2006. (Exhibit 10.42)(13)
10.22†	Bioprocessing Services Agreement by and between Neose Technologies, Inc. and Diosynth RTP Inc. dated December 7, 2006. (Exhibit 10.43)(13)
10.23	Commercial Premium Finance Agreement and Promissory Note from Neose Technologies, Inc. to AFCO Credit Corporation dated March 6, 2007. (Exhibit 10.44)(13)
10.24	Securities Purchase Agreement by and among Neose Technologies, Inc. and the purchasers appearing on the signature pages thereto dated March 8, 2007. (Exhibit 10.1)(14)
10.25	Registration Rights Agreement by and among Neose Technologies, Inc. and the purchasers appearing on the signature pages thereto dated March 8, 2007. (Exhibit 10.2)(14)
10.26	Form of Common Stock Purchase Warrant (U.S.), dated March 8, 2007. (Exhibit 10.3)(14)
10.27	Form of Common Stock Purchase Warrant (Non-U.S.), dated March 8, 2007. (Exhibit 10.4)(14)

51

Exhibit Number	Description
10.28††	Amended and Restated Employment Agreement between Neose Technologies, Inc. and George J. Vergis, Ph.D. dated April 30, 2007. (Exhibit 10.6)(15)
10.29††	Form of Change of Control Agreement between Neose Technologies, Inc. and Certain Executive Officers dated April 30, 2007. (Exhibit 10.7)(15)
10.30††	Change of Control Agreement between Neose Technologies, Inc. and Debra J. Poul dated April 30, 2007. (Exhibit 10.8)(15)
10.31††	Neose Technologies, Inc. 2004 Equity Incentive Plan, as amended. (Exhibit 99.1)(16)
10.32*#	Research, Development and License Agreement between Neose Technologies, Inc. and Novo Nordisk A/S dated November 2, 2007.
10.33*#	Research, Development and License Agreement between Neose Technologies, Inc. and Novo Nordisk A/S dated November 2, 2007.
23.1*	Consent of KPMG LLP.
24*	Powers of Attorney (included as part of signature page hereof).
31.1*	Certification by Chief Executive Officer pursuant to Rule 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2*	Certification by Chief Financial Officer pursuant to Rule 13-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1*	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2*	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

*
Filed herewith.

†
Portions of this Exhibit were omitted and filed separately with the Secretary of the SEC pursuant to an order of the SEC granting our application for confidential treatment filed pursuant to Rule 24b-2 under the Exchange Act.

††
Compensation plans and arrangements for executives and others.

#
Portions of this Exhibit were omitted and filed separately with the Secretary of the SEC pursuant to a request for confidential treatment that has been filed with the SEC.

(1)
Filed as an Exhibit to our Annual Report on Form 10-K for the year ended December 31, 2001 (Commission File No. 000-27718).

(2)
Filed as an Exhibit to our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 (Commission File No. 000-27718).

(3)
Filed as an Exhibit to our Annual Report on Form 10-K for the year ended December 31, 2002 (Commission File No. 000-27718).

(4)
Filed as an Exhibit to our Proxy Statement filed with the SEC on April 7, 2003.

(5)
Filed as an Exhibit to our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004.

52

(6)
Filed as an Exhibit to our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004.

(7)
Filed as an Exhibit to our Annual Report on Form 10-K for the year ended December 31, 2004.

(8)
Filed as an Exhibit to our Current Report on Form 8-K filed with the SEC on March 4, 2005.

(9)
Filed as an Exhibit to our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005.

(10)
Filed as an Exhibit to our Proxy Statement filed with the SEC on March 30, 2006.

(11)
Filed as an Exhibit to our Current Report on Form 8-K filed with the SEC on September 6, 2006.

(12)
Filed as an Exhibit to our Current Report on Form 8-K filed with the SEC on November 2, 2006.

(13)
Filed as an Exhibit to our Annual Report on Form 10-K for the year ended December 31, 2006.

(14)
Filed as an Exhibit to our Current Report on Form 8-K filed with the SEC on March 13, 2007.

(15)
Filed as an Exhibit to our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007.

(16)
Filed as an Exhibit to our Registration Statement on Form S-8 filed with the SEC on May 30, 2007.

(17)
Filed as an Exhibit to our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007.

53

 SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned, thereunto duly authorized.

NEOSE TECHNOLOGIES, INC.
Date: March 10, 2008	By:	/s/ GEORGE J. VERGIS George J. Vergis Chief Executive Officer

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of Neose and in the capacities and on the dates indicated.

        Each person, in so signing also makes, constitutes, and appoints George J. Vergis and A. Brian Davis, and each of them acting alone, as his or her true and lawful attorneys-in-fact, with full power of substitution, in his name, place, and stead, to execute and cause to be filed with the Securities and Exchange Commission any or all amendments to this report.

Name	Capacity	Date

/s/ GEORGE J. VERGIS George J. Vergis	Chief Executive Officer (Principal Executive Officer)	March 10, 2008
/s/ A. BRIAN DAVIS A. Brian Davis	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	March 10, 2008
/s/ BRIAN H. DOVEY Brian H. Dovey	Director	March 10, 2008
/s/ L. PATRICK GAGE L. Patrick Gage	Chairman	March 10, 2008
/s/ WILLIAM F. HAMILTON William F. Hamilton	Director	March 10, 2008
/s/ DOUGLAS J. MACMASTER, JR. Douglas J. MacMaster, Jr.	Director	March 10, 2008
/s/ H. STEWART PARKER H. Stewart Parker	Director	March 10, 2008
/s/ MARK H. RACHESKY Mark H. Rachesky	Director	March 10, 2008

54

 Exhibit Index

Exhibit	Description
10.32#	Research, Development and License Agreement between Neose Technologies, Inc. and Novo Nordisk A/S dated November 2, 2007.
10.33#	Research, Development and License Agreement between Neose Technologies, Inc. and Novo Nordisk A/S dated November 2, 2007.
23.1	Consent of KPMG LLP.
24	Powers of Attorney (included as part of signature page hereof).
31.1	Certification by Chief Executive Officer pursuant to Rule 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2	Certification by Chief Financial Officer pursuant to Rule 13-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

#
Portions of this Exhibit were omitted and filed separately with the Secretary of the SEC pursuant to a request for confidential treatment that has been filed with the SEC.

 Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Neose Technologies, Inc.:

        We have audited the accompanying balance sheets of Neose Technologies, Inc. as of December 31, 2007 and 2006, and the related statements of operations, stockholders' equity and comprehensive loss, and cash flows for each of the years in the three-year period ended December 31, 2007. These financial statements are the responsibility of the management of Neose Technologies, Inc. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Neose Technologies, Inc. as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

        As discussed in Note 2 to the financial statements, effective January 1, 2006, the Company adopted the fair value method of accounting for stock-based compensation as required by Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Neose Technologies, Inc.'s internal control over financial reporting as of December 31, 2007, based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated March 10, 2008 expressed an unqualified opinion on the effectiveness of the Company's internal control over financial reporting.

/s/ KPMG LLP

Philadelphia, Pennsylvania
March 10, 2008

Neose Technologies, Inc.

Balance Sheets

(in thousands, except per share amounts)

	December 31,
	2007	2006
Assets
Current assets:
Cash and cash equivalents	$19,282	$16,388
Accounts receivable, net	1,758	286
Prepaid expenses and other current assets	1,564	1,284

Total current assets	22,604	17,958
Property and equipment, net	13,564	13,104
Intangible and other assets, net	71	181

Total assets	$36,239	$31,243

Liabilities and Stockholders' Equity
Current liabilities:
Current portion of long-term debt and capital lease obligations	$658	$1,251
Accounts payable	1,309	1,848
Accrued compensation	872	1,772
Accrued expenses	2,977	4,749
Deferred revenue	1,517	645

Total current liabilities	7,333	10,265
Warrant liability	4,205	—
Long-term debt and capital lease obligations	182	580
Deferred revenue	5,055	4,329
Other liabilities	548	510

Total liabilities	17,323	15,684

Commitments (See Note 15)
Stockholders' equity:
Preferred stock, par value $.01 per share, 5,000 shares authorized, none issued	—	—
Common stock, par value $.01 per share, 150,000 and 75,000 shares authorized; 54,468 and 32,972 shares issued and outstanding	545	330
Additional paid-in capital	313,216	281,556
Accumulated deficit	(294,845)	(266,327)

Total stockholders' equity	18,916	15,559

Total liabilities and stockholders' equity	$36,239	$31,243

The accompanying notes are an integral part of these financial statements.

Neose Technologies, Inc.

Statements of Operations

(in thousands, except per share amounts)

	Year ended December 31,
	2007	2006	2005
Revenue from collaborative agreements	$8,805	$6,184	$6,137

Operating expenses:
Research and development	34,918	29,013	33,136
General and administrative	10,855	11,551	10,878
Restructuring charges	—	—	14,206

Total operating expenses	45,773	40,564	58,220
Gain on sale of Witmer Road Facility (see Note 6)	—	7,333	—

Operating loss	(36,968)	(27,047)	(52,083)
Decrease in fair value of warrant liability	6,560	—	—
Other income	—	—	22
Interest income	1,504	1,211	1,536
Interest expense	(147)	(1,271)	(1,314)

Loss before income tax benefit	(29,051)	(27,107)	(51,839)
Income tax benefit	533	—	—

Net loss	$(28,518)	$(27,107)	$(51,839)

Basic and diluted net loss per share	$(0.57)	$(0.82)	$(1.64)

Weighted-average shares outstanding used in computing basic and diluted net loss per share	50,262	32,857	31,590

The accompanying notes are an integral part of these financial statements.

 Neose Technologies, Inc.

Statements of Stockholders' Equity and Comprehensive Loss

(in thousands)

	Common stock
			Additional paid-in capital	Deferred compensation	Accumulated deficit	Total stockholders' equity
	Shares	Amount
Balance, January 1, 2005	24,717	$247	$248,027	$(39)	$(187,381)	$60,854
Net and total comprehensive loss	—	—	—	—	(51,839)	(51,839)
Sale of common stock in a registered offering	8,050	81	29,925	—	—	30,006
Shares issued pursuant to employee stock purchase plan	15	—	86	—	—	86
Restricted stock units:
Conversion of liability-classified awards to equity-classified awards	—	—	382	—	—	382
Compensation cost recognized in the Statement of Operations	—	—	609	—	—	609
Deferred compensation related to non-employee stock options	—	—	(14)	14	—	—
Amortization of deferred compensation related to:
Employee stock options	—	—	—	28	—	28
Non-employee stock options	—	—	—	(9)	—	(9)

Balance, December 31, 2005	32,782	328	279,015	(6)	(239,220)	40,117
Net and total comprehensive loss	—	—	—	—	(27,107)	(27,107)
Reclassification of deferred compensation upon the adoption of SFAS No. 123R			(6)	6		—
Exercise of stock options	5	—	14	—	—	14
Restricted stock units:
Shares issued upon vesting of restricted stock units	185	2	(2)	—	—	—
Payment of withholding taxes related to restricted stock units	—	—	(175)	—	—	(175)
Conversion of liability-classified awards to equity-classified awards	—	—	129	—	—	129
Compensation costs recognized in the Statement of Operations:
Employee stock options	—	—	2,438	—	—	2,438
Non-employee stock options	—	—	14	—	—	14
Restricted stock units	—	—	129	—	—	129

Balance, December 31, 2006	32,972	330	281,556	—	(266,327)	15,559
Net and total comprehensive loss	—	—	—	—	(28,518)	(28,518)
Sale of common stock through a private placement	21,415	214	40,245	—	—	40,459
Initial valuation of warrants issued through a private placement	—	—	(10,765)	—	—	(10,765)
Exercise of stock options	11	—	27	—	—	27
Restricted stock units:
Shares issued upon vesting of restricted stock units	70	1	(1)	—	—	—
Payment of withholding taxes related to restricted stock units	—	—	(48)	—	—	(48)
Compensation costs recognized in the Statement of Operations:
Employee stock options	—	—	2,164	—	—	2,164
Non-employee stock options	—	—	33	—	—	33
Restricted stock units	—	—	5	—	—	5

Balance, December 31, 2007	54,468	$545	$313,216	$—	$(294,845)	$18,916

The accompanying notes are an integral part of these financial statements.

Neose Technologies, Inc.

Statements of Cash Flows

(in thousands)

	Year ended December 31,
	2007	2006	2005
Cash flows from operating activities:
Net loss	$(28,518)	$(27,107)	$(51,839)
Adjustments to reconcile net loss to cash used in operating activities:
Impairment of property and equipment and assets held for sale	—	121	13,187
Decrease in fair value of warrant liability	(6,560)	—	—
Depreciation and amortization expense	1,901	2,209	4,322
Non-cash compensation expense	2,202	2,581	628
Non-cash rent expense	130	260	—
Loss (gain) on disposition of equipment and assets held for sale, net	32	(7,272)	(4)
Premiums paid on early repayment of debt	—	215	—
Accelerated amortization of debt issuance costs on early repayment of debt	—	133	—
Changes in operating assets and liabilities:
Accounts receivable	(1,884)	790	1,809
Prepaid expenses and other current assets	(411)	(75)	(150)
Intangible and other assets	(13)	—	—
Accounts payable	(24)	481	(1,043)
Accrued compensation	(900)	283	84
Accrued expenses	(116)	818	698
Deferred revenue	1,598	(318)	(691)
Other liabilities	38	47	(70)

Net cash used in operating activities	(32,525)	(26,834)	(33,069)

Cash flows from investing activities:
Purchases of property and equipment	(3,656)	(898)	(792)
Proceeds from sale of property and equipment and assets held for sale	—	19,373	110
Proceeds from settlement of property and equipment dispute	—	—	75
Purchases of marketable securities	—	—	(9,845)
Proceeds from maturities of marketable securities	—	—	10,000

Net cash (used in) provided by investing activities	(3,656)	18,475	(452)

Cash flows from financing activities:
Proceeds from issuance of debt	367	539	1,484
Repayments of debt	(1,730)	(13,154)	(5,365)
Premiums paid on early repayment of debt	—	(215)	—
Proceeds from issuance of common stock and warrants, net	40,486	14	30,092
Payment of withholding taxes related to restricted stock units	(48)	(175)	—

Net cash provided by (used in) financing activities	39,075	(12,991)	26,211

Net increase (decrease) in cash and cash equivalents	2,894	(21,350)	(7,310)
Cash and cash equivalents, beginning of year	16,388	37,738	45,048

Cash and cash equivalents, end of year	$19,282	$16,388	$37,738

The accompanying notes are an integral part of these financial statements.

Neose Technologies, Inc.

Notes to Financial Statements

(in thousands, except per share amounts)

Note 1. Background

        Neose Technologies, Inc. is a clinical-stage biopharmaceutical company focused on the development of next-generation therapeutic proteins, which we believe will be competitive with best-in-class protein drugs currently on the market. We have two therapeutic protein candidates in clinical trials: GlycoPEG-GCSF and GlycoPEG-FVIIa, and two therapeutic protein candidates in the research stage: GlycoPEG-FVIII and GlycoPEG-FIX.

        GlycoPEG-GCSF is a long-acting version of granulocyte colony stimulating factor (G-CSF) that we are co-developing with BioGeneriX AG, a company of the ratiopharm Group. G-CSF is prescribed to stimulate production of neutrophils (a type of white blood cell) and is approved for sale in major markets around the world for treatment of neutropenia associated with myelosuppressive chemotherapy. In November 2007, we reported data from two Phase I clinical trials. That data demonstrated that GlycoPEG-GCSF is a potent stimulator of neutrophils and mobilizer of peripheral blood progenitor cells, and that at comparable doses to Neulasta® (Amgen's marketed, long-acting G-CSF), GlycoPEG-GCSF demonstrates a 60% greater bioavailability, leading to a 30% increase in the generation of neutrophils. We expect BioGeneriX to commence a Phase II study in the first half of 2008.

        GlycoPEG-FVIIa is a long-acting form of recombinant Factor VIIa that is being developed by our partner, Novo Nordisk AS, utilizing our GlycoPEGylation technology. Factor VIIa is used in the treatment of bleeding episodes and for the prevention of bleeding during surgery or invasive procedures in patients with congenital hemophilia with inhibitors to coagulation Factors VIII or IX. In June 2007, Novo Nordisk initiated a Phase I clinical study to assess the safety and pharmacokinetics of GlycoPEG-FVIIa in healthy volunteers. During 2007, poster presentations of preclinical data for GlycoPEG-FVIIa were presented at annual meetings of the International Society on Thrombosis and Haemostasis and the American Society of Hematology. Novo Nordisk is also developing long-acting forms of recombinant Factor VIII and recombinant Factor IX utilizing our GlycoPEGylation technology. Factor VIII products are used in the treatment of Hemophilia A, and Factor IX products are used in the treatment of Hemophilia B.

        In January 2008, we announced the discontinuation of further development of GlycoPEG-EPO (NE-180), our product candidate intended for the treatment of anemia in patients with chronic kidney disease and cancer patients receiving chemotherapy. The decision to discontinue development was not due to any safety or efficacy concerns about NE-180, but was based on an evaluation of commercial prospects and the likelihood of entering into a timely collaboration for the compound in the context of increased safety concerns in the erythropoiesis-stimulating agent (ESA) category. In connection with the discontinuation of the NE-180 program, we will reduce our workforce by approximately 35% (see Note 14).

        We believe that our enzymatic pegylation technology, GlycoPEGylation, can improve the drug properties of therapeutic proteins by building out, and attaching polyethylene glycol (PEG) to, carbohydrate structures at specific sites on the proteins. We are using our technology to develop proprietary versions of protein drugs with proven safety and efficacy and to improve the therapeutic profiles of proteins being developed by our partners. We expect these modified proteins to offer significant advantages, including less frequent dosing and possibly improved efficacy, over the original versions of the drugs now on the market, as well as to meet or exceed the pharmacokinetic profile of next-generation versions of the drugs now on the market. We believe this strategy of targeting drugs

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 1. Background (Continued)

with proven safety and efficacy allows us to lower the risk profile of our proprietary development portfolio as compared to de novo protein drug development. We intend to continue to focus our research and development resources on therapeutic proteins that we believe have the greatest probability of achieving clinically meaningful therapeutic improvements from our technology and are in commercially attractive categories.

        We have incurred losses each year since inception. As of December 31, 2007, we had an accumulated deficit of $294,845. We expect to spend significant amounts to expand our research and development on our proprietary drug candidates and technology, maintain and expand our intellectual property position, and expand our business development and commercialization efforts. Given our planned level of operating expenses, we expect to continue incurring losses for some time.

        We believe that our existing cash and cash equivalents, expected proceeds from collaborations and license arrangements, and interest income should be sufficient to meet our operating and capital requirements at least into the third quarter of 2009, although changes in our collaborative relationships or our business, whether or not initiated by us, may cause us to deplete our cash and cash equivalents sooner than the above estimate. We will require significant amounts of additional capital in the future to fund our operations, and we do not have any assurance that funding will be available when we need it on terms that we find favorable, if at all. If we are unable to raise additional capital when required, we may need to delay, scale back, or eliminate some or all of our research and development programs.

        We have not yet developed any products or commercialized any products or technologies, and we may never be able to do so. Even if we are successful in developing products that are approved for marketing, we will not be successful unless our products, and products incorporating our technology, gain market acceptance. Our operations are subject to risks and uncertainties in addition to those mentioned above, such as, among others, the uncertainty of product development, including our dependence upon third parties to conduct our clinical trials and to manufacture our product candidates and the materials used to make them, and unexpected delays or unfavorable results in our clinical trials; our limited product development and manufacturing experience; our dependence upon collaborative partners to develop and commercialize products incorporating our technology and the success of collaborative relationships; the uncertainty of intellectual property rights; the possibility of development and commercialization of competitive products by others that are more effective, less costly, or otherwise gain greater market acceptance; and the uncertainty of the impact of government regulation on our operations, including achieving regulatory approvals for our products or products incorporating our technology, and changes in health care reimbursement policies.

Note 2. Summary of Significant Accounting Policies

  Use of Estimates

        The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires us to make estimates and assumptions. Those estimates and assumptions affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

  Cash and Cash Equivalents

        We consider all highly liquid investments with a maturity of three months or less on the date of purchase to be cash equivalents. As of December 31, 2007 and 2006, cash equivalents consisted of money market investments. Our cash balances have been kept on deposit primarily at one bank and in amounts greater than $100, which is the limit of insurance provided by the Federal Deposit Insurance Corporation.

  Accounts Receivable

        We record accounts receivable net of an allowance for doubtful accounts. We establish an allowance for doubtful accounts that we believe is adequate to cover anticipated losses on the collection of all outstanding accounts receivable. The adequacy of the allowance for doubtful accounts is based on historical information and management's assessment of our collaborators' ability and intent to pay. We recognize revenue based on proportional performance of research and development work performed on behalf of our collaborators, which recognition may not correspond with how our customers are billed. We review the unbilled accounts receivable from our customers to determine that such amounts are expected to become billable and collectible. All unbilled receivables are expected to be billed within six months.

  Property and Equipment

        Property and equipment are stated at cost. Property and equipment capitalized under capital leases are recorded at the present value of the minimum lease payments due over the lease term. Expenditures for additions and improvements are capitalized, while maintenance and repairs are charged to expense as incurred. Depreciation and amortization are calculated using the straight-line method over the estimated useful lives of the assets. Laboratory and office equipment are depreciated over three to seven years. For assets acquired under capital leases and for leasehold improvements, depreciation and amortization are calculated on the straight-line method over the estimated useful lives of the assets or the lease term, whichever is shorter. Upon the disposition of assets, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is included on our Statements of Operations.

  Impairment of Long-lived Assets

        Long-lived assets and certain identifiable intangibles are reviewed for impairment at least annually and whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. As described in Note 14, we discontinued further development of NE-180, our product candidate intended for the treatment of anemia in patients with chronic kidney disease and cancer patients receiving chemotherapy. We do not expect to incur any impairment of long-lived assets in connection with the discontinuation of the NE-180 program. As described in Note 6, we recognized during the third quarter

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

of 2005 non-cash impairment charges on our property and equipment as a result of the restructuring we announced in August 2005 (see Note 14). During the year ended December 31, 2006, we recognized additional non-cash impairment charges on our property and equipment. Because our history of negative operating cash flows is an indicator of impairment, we annually compare the market value of our equity and debt to the carrying value of our net assets. The market value of our equity and debt exceeded the carrying value of our net assets as of December 31, 2007 and, therefore, we did not recognize any impairment of long-lived assets for the year ended December 31, 2007.

  Financing Costs Related to Long-term Debt

        Costs associated with obtaining long-term debt are deferred and amortized to interest expense over the term of the related debt. During the year ended December 31, 2006, the remaining amount of deferred financing costs was amortized to interest expense in our Statements of Operations due to the repayment in full of the related debt (see Note 8).

  Warrant Liability

        We follow Emerging Issues Task Force (EITF) No. 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock (EITF 00-19), which provides guidance for distinguishing among permanent equity, temporary equity and assets and liabilities. EITF 00-19 requires liability classification of warrants that may be settled in cash at the option of warrant holders. Our warrants issued in March 2007 permit net cash settlement in certain change of control circumstances at the option of the warrant holders, and are, therefore, classified as a liability on our Balance Sheets (see Note 10).

        We record the warrant liability at its fair value using the Black-Scholes option-pricing model and revalue it at each reporting date until the warrants are exercised or expire. Changes in the fair value of the warrants are reported in our Statements of Operations as non-operating income or expense. The fair value of the warrants is subject to significant fluctuation based on changes in our stock price, expected volatility, remaining contractual life and the risk-free interest rate. The market price for our common stock has been and may continue to be volatile. Consequently, future fluctuations in the price of our common stock may cause significant increases or decreases in the fair value of the warrants.

        In connection with our March 2007 equity financing, we were obligated to file a registration statement with the Securities and Exchange Commission (SEC) for the registration of the total number of shares sold to the investors and shares issuable upon exercise of the warrants. We are required under an agreement to use commercially reasonable efforts to cause the registration to be declared effective by the SEC, which we accomplished in May 2007, and to remain continuously effective until such time when all of the registered shares are sold. In the event we fail to meet various legal requirements in regards to the registration statement, we will be obligated to pay the investors, as partial liquidated damages and not as a penalty, an amount in cash equal to 1% of the aggregate purchase price paid by investors for each monthly period that the registration statement is not effective, up to 24%. We follow Financial Accounting Standards Board (FASB) Staff Position No. EITF 00-19-2, Accounting for Registration Payment Arrangements (EITF 00-19-2), which specifies that registration payment arrangements should play no part in determining the initial classification of, and subsequent accounting for, securities to which the payments relate. Contingent obligations in a registration payment

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

arrangement are separately analyzed under Statement of Financial Accounting Standards (SFAS) No. 5, Accounting for Contingencies, and FASB Interpretation No. 14, Reasonable Estimation of the Amount of a Loss. If we determine a registration payment arrangement in connection with the securities issued in March 2007 is probable and can be reasonably estimated, a liability will be recorded. As of December 31, 2007, we concluded the likelihood of having to make any payments under the arrangements was remote, and therefore did not record any related liability.

  Deferred Rent and Landlord Incentive

        We have entered into various operating lease arrangements for laboratory, office and warehouse space which contain escalation clauses, under which the base rent increases annually (see Note 15). We record monthly rent expense equal to the total of the payments due over the lease term, divided by the number of months of the lease term. The difference between rent expense recorded and the amount paid is credited or charged to deferred rent, which is included in other liabilities on our Balance Sheets. In addition we received an incentive from the landlord for our Rock Road Facility for partial reimbursement for improvements we made to the facility. This incentive is also included in other liabilities on our Balance Sheets and is being amortized ratably as a reduction to rent expense over the lease term.

  Revenue Recognition

        We have entered into collaborative agreements with other companies for the development and commercialization of our product candidates. The terms of the agreements typically include non-refundable up-front license fees, funding of research and development, payments based upon achievement of development milestones, and royalties on product sales.

  License Fees and Multiple Element Arrangements

        Non-refundable license fees are recognized as revenue when we have a contractual right to receive such payment, the contract price is fixed or determinable, the collection of the resulting receivable is reasonably assured, and we have no further performance obligations under the license agreement.

        Multiple element arrangements, such as license and development arrangements are analyzed to determine whether the deliverables, which often include a license and performance obligations, such as research and development services, can be separated or whether they must be accounted for as a single unit of accounting in accordance with EITF Issue No. 00-21, Accounting for Revenue Arrangements with Multiple Deliverables. If the fair value of the undelivered performance obligations can be determined, such obligations would then be accounted for separately as performed. However, if the license is considered to either (i) not have stand-alone value or (ii) have standalone value but the fair value of any of the undelivered performance obligations cannot be determined, the arrangement would then be accounted for as a single unit of accounting and the license payments and payments for performance obligations are recognized as revenue over the estimated period of when the performance obligations are performed. In our collaborative arrangements with Novo Nordisk and BioGeneriX, we have determined the license to each does not have stand-alone value.

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

        Whenever we determine that an arrangement should be accounted for as a single unit of accounting, we must determine the period over which the performance obligations will be performed and revenue will be recognized. Significant management judgment is required in determining the period over which we are expected to complete our performance obligations under an arrangement.

  Substantive Milestone Payments

        Our collaboration agreements may also contain substantive milestone payments. Substantive milestone payments are considered to be performance bonuses that are recognized as revenue upon achievement of the milestone only if all of the following conditions are met:

  •
  the milestone payments are non-refundable;

  •
  achievement of the milestone involves a degree of risk and was not reasonably assured at the inception of the arrangement;

  •
  substantive effort is involved in achieving the milestone;

  •
  a reasonable amount of time passes between the up-front license payment and the first milestone payment as well as between each subsequent milestone payment; and

  •
  the amount of the milestone payment is reasonable in relation to the effort expended or the risk associated with achievement of the milestone.

        Determination as to whether a payment meets the aforementioned conditions involves management's judgment. If any of these conditions are not met, the resulting payment would not be considered a substantive milestone, and therefore the resulting payment would be considered part of the consideration for the single unit of accounting and be recognized as revenue as such performance obligations are performed.

  Reimbursement of Research and Development Costs

        Reimbursement of research and development costs is recognized as revenue provided the provisions of EITF Issue No. 99-19, Reporting Revenue Gross as a Principal Versus Net as an Agent, are met, the amounts are fixed and determinable, and collection of the related receivable is reasonably assured. In our collaborative arrangements with Novo Nordisk and BioGeneriX, we recognize revenue as such costs are incurred because we have evidence of fair value for these delivered items.

  Deferred Revenue

        Amounts received prior to satisfying the above revenue recognition criteria are recorded as deferred revenue in the accompanying Balance Sheets. Determination as to the classification of deferred revenue as current or long-term on our Balance Sheets involves management's judgment. For example, in connection with our existing collaboration agreements, we have recorded on our Balance Sheets current and long-term deferred revenue based on our best estimate of when such revenue will be recognized. The current portion of deferred revenue consists of amounts that are expected to be recognized as revenue during 2008. Amounts that we expect will not be recognized during 2008 are classified as long-term deferred revenue. This estimate is based on our estimate of the periods of our

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

involvement in certain of our collaborations. In certain instances, the timing of satisfying these obligations can be difficult to estimate. Accordingly, our estimates may change in the future. Any change to the estimated performance period would be recognized on a prospective basis. If these estimates and judgments change over the course of these agreements, it may affect the timing and amount of revenue that we recognize and record in future periods.

  Research and Development

        Research and development costs are charged to expense as incurred. For each of our research and development projects, we incur both direct and indirect expenses. Direct expenses include salaries and other costs of personnel, raw materials, and supplies for each project. We may also incur third-party costs related to these projects, such as consulting and contract research, development, and manufacturing costs. Indirect expenses include depreciation expense and the costs of operating and maintaining our facilities, property, and equipment, to the extent used for our research and development projects, as well as the costs of general management of our research and development projects.

        Some of our research and development is conducted by third parties, including contract research and development service providers. At the end of each quarter, we compare the payments made to each service provider to the estimated progress toward completion of the research or development objectives. Such estimates are subject to change as additional information becomes available. Depending on the timing of payments to the service providers and the estimated service provided, we may record net prepaid or accrued expenses relating to these costs.

  Accounting for Restructuring Costs

        In January 2008, March 2007, September 2006 and August 2005, we implemented restructurings of operations (see Note 14). SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities (SFAS No. 146), addresses financial accounting and reporting for costs associated with exit or disposal activities. SFAS No. 146 requires a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. SFAS No. 146 does not apply to costs associated with a disposal activity covered by SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS No. 144).

        The employee severance costs incurred for the restructurings in 2007 and 2006 were payable pursuant to an employee severance plan established in August 2005. Therefore, these costs did not meet the definition for classification as a restructuring charge on our Statements of Operations. The restructuring charges recorded by us during 2005 were comprised primarily of costs to reduce property and equipment to fair value and to reduce our workforce.

        Under SFAS No. 144, any impairment of property and equipment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. To determine the fair value of assets that are not likely to be used over their remaining useful economic life, we use a probability-weighted approach of estimated cash flows to be received upon a range of possible disposition outcomes. In August 2005, we announced we would evaluate alternatives relative to our headquarters and pilot manufacturing facility (Witmer Road Facility), which we owned subject to a

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

mortgage, including the potential disposition of the facility and further consolidation of our research, development and administrative operations into a currently leased facility also located in Horsham, Pennsylvania. As a result of the announcement, we concluded that identifiable cash flows could be assigned to the Witmer Road Facility and related equipment. We based our estimates of potential cash flows related to possible disposition outcomes on conversations with commercial real estate firms that have both knowledge of recent history of sales and expertise in marketing and selling similar facilities.

        Under SFAS No. 146, employee severance costs are determined based on the estimated severance and fringe benefit charge for identified employees. In calculating the cost to exit our leased facility in San Diego, California, we estimated the future lease and operating costs to be paid until the lease is terminated, the amount of any sublease receipts, and real estate broker fees. SFAS No. 146 also required us to estimate the timing and the amount of operating costs and the timing and rate at which we might be able to sublease the facility. To form our estimates for these costs, we performed an assessment of the affected facility and considered the current market conditions.

  Interest Expense

        During the years ended December 31, 2007 and 2006, we incurred significant capital expenditures related to improving our leased facilities. See Note 6 for a description of our property and equipment. Accordingly, we capitalized a portion of interest incurred during each reporting period in accordance with SFAS No. 34, Capitalization of Interest Cost, as amended. We did not capitalize any interest incurred during the year ended December 31, 2005.

  Income Taxes

        We account for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. We provide a valuation allowance for the full amount of our net deferred tax assets because there is no assurance they will be realized.

  Stock-based Employee Compensation

        We adopted SFAS No. 123 (revised 2004), Share-Based Payment (SFAS No. 123R), effective January 1, 2006. SFAS No. 123R requires all share-based payments to employees to be recognized in the financial statements based on their fair values at the date of grant. Prior to January 1, 2006, we followed Accounting Principles Board (APB) Opinion 25, Accounting for Stock Issued to Employees (APB No. 25), and related interpretations in accounting for our stock-based compensation. We elected to use the modified prospective transition method for adopting SFAS No. 123R. Under this method, the provisions of SFAS No. 123R apply to all awards granted or modified after the date of adoption and to that portion of awards not fully vested as of the date of adoption. Accordingly, prior periods have not been restated.

Neose Technologies, Inc.

Notes to Financial Statements

(in thousands, except per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

        The fair value of stock options is determined using the Black-Scholes valuation model, which is the same model we previously utilized for valuing stock options for footnote disclosures required under SFAS No. 123, Accounting for Stock Based Compensation (SFAS No. 123), as amended by SFAS No. 148, Accounting for Stock-Based Compensation, Transition and Disclosure (SFAS No. 148).

        The fair value of share-based awards is recognized as expense over the requisite service period, net of estimated forfeitures. We rely primarily on historical experience to estimate expected forfeitures for stock options. We have not assumed any expected forfeitures for restricted stock units (RSUs) because those awards have been granted to a small number of individuals. For all unvested share-based awards outstanding as of December 31, 2005, the previously measured but unrecognized compensation expense, based on the fair value at the original grant date, will be recognized on an accelerated basis in our statement of operations over the remaining vesting period, consistent with our recognition policy under SFAS No. 123. For share-based awards granted subsequent to December 31, 2005, we have elected to recognize compensation expense in the Statements of Operations on a straight-line basis from the date of grant. Our deferred stock compensation balance of $6 as of December 31, 2005 was reclassified into additional paid-in capital upon the adoption of SFAS No. 123R.

        SFAS No. 123R requires us to present pro forma information for comparative periods prior to the adoption as if we had accounted for all our stock-based employee compensation under the fair value method of SFAS No. 123. The following table illustrates the effect on our net loss and basic and diluted net loss per share if we had recorded compensation expense for the estimated fair value of our stock-based employee compensation, consistent with SFAS No. 123:

Year ended December 31, 2005
Net loss—as reported	$(51,839)
Add: Stock-based employee compensation expense included in reported net loss	788
Deduct: Total stock-based employee compensation expense determined under fair value-based method for all awards	(4,607)

Net loss—pro forma	$(55,658)

Basic and diluted net loss per share—as reported	$(1.64)

Basic and diluted net loss per share—pro forma	$(1.76)

  Net Loss Per Share

        Basic net loss per share is computed by dividing net loss by the weighted-average number of common shares outstanding for the period. Diluted net loss per share is computed by dividing net loss by the sum of weighted-average number of common shares outstanding for the period and the number of additional shares that would have been outstanding if dilutive potential common shares had been

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

issued. Potential common shares are excluded from the calculation of diluted net loss per share if the effect on net loss per share is antidilutive. Our diluted net loss per share is equal to basic net loss per share for all reporting periods presented because giving effect in the computation of diluted net loss per share to the exercise of outstanding options or granting of restricted stock units would have been antidilutive. See Note 12 for a summary of outstanding options and a description of our restricted stock units.

  Comprehensive Loss

        SFAS No. 130, Reporting Comprehensive Income, requires disclosure of comprehensive income (loss) in the financial statements. Comprehensive income (loss) is comprised of net income (loss) and other comprehensive income (loss). Other comprehensive income (loss) includes changes to equity that are not included in net income (loss). Our comprehensive loss for the years ended December 31, 2007, 2006, and 2005 was comprised only of our net loss and is reported on our Statements of Stockholders' Equity and Comprehensive Loss.

  Fair Value of Financial Instruments

        The fair value of our financial instruments is the amount for which the instrument could be exchanged in a current transaction between willing parties. As of December 31, 2007, the carrying values of cash and cash equivalents, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued expenses, and accrued compensation equaled or approximated their respective fair values because of the short duration of these instruments. The fair value of our long-term debt was estimated by discounting the future cash flows of each instrument at rates recently offered to us for similar debt instruments offered by our lenders. As of December 31, 2007, the fair and carrying values of our long-term debt and capital lease obligations were $846 and $840, respectively.

  Recent Accounting Pronouncements

        In June 2007, the FASB issued EITF 07-03, Accounting for Nonrefundable Advance Payments for Goods or Services to Be Used in Future Research and Development Activities-(EITF 07-03). EITF 07-03 specifies that nonrefundable advance payments for future research and development activities should be deferred and capitalized and should be recognized as an expense as the related goods are delivered or the related services are performed. If, subsequent to an advance payment, an entity no longer expects the goods to be delivered or services to be rendered, the capitalized advance payment should be charged to expense. EITF 07-03 is effective for fiscal years beginning after December 15, 2007. As the guidance in EITF 07-03 is consistent with our existing policy we do not believe EITF 07-03 will have any impact on our financial statements or related disclosures.

        In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115 (SFAS No. 159), which allows companies to choose, at specific election dates, to measure eligible financial assets and liabilities at fair value that are not otherwise required to be measured at fair value. If a company elects the fair value option for an eligible item, changes in that item's fair value in subsequent reporting periods must be recognized in current earnings. SFAS No. 159 is effective for fiscal years beginning after November 15,

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 2. Summary of Significant Accounting Policies (Continued)

2007. We are currently evaluating the impact of SFAS No. 159 on our financial statements and related disclosures.

        In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (SFAS No. 157), which is applicable for fiscal years beginning after November 15, 2007. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Although SFAS No. 157 does not require any new fair value measurements, its application may, for some entities, change current practices related to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. We are currently evaluating the impact of the adoption of SFAS No. 157 on our financial statements and related disclosures.

Note 3. Supplemental Disclosure of Cash Flow Information

        The following table contains additional cash flow information for the periods reported:

	Year ended December 31,
	2007	2006	2005
Supplemental disclosure of cash flow information:
Cash paid for interest, net of amounts capitalized (see Note 6)	$147	$1,164	$1,302
Non-cash operating activities:
Non-cash rent included in gain on sale of Witmer Road Facility (see Note 6)	$—	$390	$—

Increase in prepaid expenses and other current assets included in accounts payable	$—	$228	$—

Non-cash investing activities:
Increase (decrease) in property and equipment included in accounts payable and accrued expenses	$(1,759)	$1,651	$45

Assets acquired under capital leases	$373	$—	$—

Decrease in acquisition value of property and equipment related to cancellation of a vendor invoice as partial settlement of dispute	$—	$—	$116

Decrease in acquisition value of property and equipment due to decrease in amount of remaining minimum lease payments under capital lease	$—	$—	$10

Non-cash financing activities:
Initial measurement of warrant liability (see Note 10)	$10,765	$—	$—

Conversion of accrued compensation from liability to equity classified award upon grant of restricted stock units (see Note 12)	$—	$129	$382

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 4. Accounts Receivable

        Accounts receivable consisted of the following:

	December 31,
	2007	2006
Billed receivables	$670	$286
Unbilled receivables	1,107	—

	1,777	286
Less allowance for doubtful accounts	(19)	—

	$1,758	$286

        During the year ended December 31, 2007, we recorded an allowance for doubtful accounts of $19 in our Statement of Operations. There were no-write-offs or recoveries recorded against this allowance for doubtful accounts during 2007.

Note 5. Prepaid Expenses and Other Current Assets

        Prepaid expenses and other current assets consisted of the following:

	December 31,
	2007	2006
Prepaid contract research and development services	$1,008	$228
Prepaid maintenance agreements	159	162
Prepaid clinical trials and non-clinical studies	113	124
Prepaid rent	66	195
Prepaid insurance	57	86
Other prepaid expenses	158	262
Other current assets	3	227

	$1,564	$1,284

  Receivable from Related Party

        In 2001, we entered into a tuition reimbursement agreement with an employee who subsequently became an executive officer. Under the agreement, we agreed to lend the amounts necessary to pay for the employee's tuition payments and related costs and fees. Interest accrued on the loan at 4.71% per year, and was payable annually commencing in May 2002. We agreed to forgive repayment of the principal amount outstanding, in four equal, annual installments, commencing in May 2004, if the employee remained employed by us on each forgiveness date. We also agreed to forgive the accrued interest on each annual due date. We forgave principal and accrued interest of $30, $31 and $33 during the years ended December 31, 2007, 2006, and 2005, respectively. As of December 31, 2007, there was no remaining outstanding principal or accrued interest under the agreement. As of December 31, 2006, the amount outstanding under the agreement, including accrued interest, was $29, all of which was included in prepaid expenses and other current assets on our Balance Sheets as of December 31, 2006.

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 6. Property and Equipment

        Property and equipment consisted of the following:

	December 31,
	2007	2006
Leasehold improvements	$12,984	$9,817
Laboratory, manufacturing, and office equipment	6,960	5,874
Construction-in-progress	—	2,142

	19,944	17,833
Less accumulated depreciation and amortization	(6,380)	(4,729)

	$13,564	$13,104

        In February 2007, we consolidated our operations into a 40,000 square foot facility that we currently lease in Horsham, Pennsylvania (Rock Road Facility). Total costs for construction of additional laboratory and office space in the Rock Road Facility were $3,160, of which $2,111 was included in construction-in-progress as of December 31, 2006. Of the total construction costs, $2,890 related to leasehold improvements that will be amortized over the remaining lease term of approximately 15 years and the remaining $270 related to laboratory and office equipment that will be depreciated over three to seven years.

        In September 2006, we sold the Witmer Road Facility for $21,043. After payment of selling fees and expenses, we received net proceeds of approximately $19,322. The carrying value of the property and equipment sold was $12,379. We owned the Witmer Road Facility subject to mortgages supporting our term loan and industrial development authority bond. We were permitted to occupy a portion of the facility on a rent-free basis for up to six months after closing. We estimated the rental fair value for the space we occupied to be $390, which was included in the calculation of the $7,333 gain on the sale of the Witmer Road Facility. During the years ended December 31, 2007 and 2006, we amortized $130 and $260, respectively, as rent expense in our Statements of Operations. As of December 31, 2006, the unamortized balance of the estimated rental fair value was $130 and was included in prepaid expenses and other current assets on our Balance Sheets (see Note 5). Concurrent with the closing, we repaid outstanding debt associated with the Witmer Road Facility and related equipment of $9,647, which included accrued interest and prepayment penalties.

        Laboratory, manufacturing, and office equipment as of December 31, 2007 and 2006 included $495 and $122 respectively, of assets acquired under capital leases. Accumulated depreciation and amortization as of December 31, 2007 and 2006 includes $148 and $47, respectively, related to assets acquired under capital leases. During the years ended December 31, 2007 and 2006, we capitalized $8 in each period, of interest expense in connection with our facility improvement projects. We did not capitalize any interest incurred during the year ended December 31, 2005.

        Depreciation expense, which includes amortization of assets acquired under capital leases, was $1,778, $1,606, and $3,751 for the years ended December 31, 2007, 2006, and 2005, respectively. During the years ended December 31, 2007, 2006 and 2005, we disposed of fully depreciated assets that had original acquisition values of $61, $99 and $129, respectively. During the year ended December 31, 2006, we recorded a gain on the sale of Witmer Road Facility of $7,333. During the years ended

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 6. Property and Equipment (Continued)

December 31, 2007, 2006 and 2005, we recorded losses on disposition of property and equipment of $32, $13, and $17, respectively. In addition, during the years ended December 31, 2006 and 2005, we recorded a loss of $48 and a gain of $21, respectively, on the disposition of assets held for sale. There were no dispositions of assets held for sale for the year ended December 31, 2007. The aggregate proceeds from the disposition of property and equipment and assets held for sale, excluding the Witmer Road Facility, were $51 and $110, respectively, for the years ended December 31, 2006 and 2005. There were no proceeds from the disposition of property and equipment for the year ended December 31, 2007.

        During 2006, we evaluated cash flows that could be assigned to equipment that was no longer in use. We based our estimates of potential cash flows on possible disposition outcomes if the equipment was sold at auction. Based on those estimates, we recorded a non-cash impairment charge of $121, which was included in research and development expenses in our Statements of Operations. The aggregate acquisition value of the impaired assets was reduced by $586 and the related accumulated depreciation was reduced by $465.

  2005 Activity

        As part of the restructuring announced in August 2005 (see Note 14), we centralized research activities in Horsham, Pennsylvania by ending operations in our leased facility in San Diego, California. We recorded a non-cash impairment charge of $187 related to property and equipment located in the San Diego facility. The aggregate acquisition value of the impaired assets was reduced by $745 and the related accumulated depreciation and amortization was reduced by $558. This impairment charge was included in restructuring charges on our Statements of Operations.

        We also announced that we would evaluate alternatives relative to our Witmer Road Facility, including the potential disposition of the facility and further consolidation of our research, development and administrative operations into Rock Road Facility. As a result of the announcement, we concluded that identifiable cash flows could be assigned to the Witmer Road Facility and related equipment. To determine the appropriate carrying value of these assets, we used a probability-weighted approach of estimated cash flows to be received upon a range of possible disposition outcomes. We based our estimates of potential cash flows related to possible disposition outcomes on conversations with commercial real estate firms that had both knowledge of recent history of sales and expertise in marketing and selling similar facilities. Based on those estimates, we recorded during the third quarter of 2005 a non-cash impairment charge of $13,000, which was included in restructuring charges on our Statements of Operations, on our Witmer Road Facility and related equipment. The aggregate acquisition value of the impaired assets was reduced by $29,007 and the related accumulated depreciation and amortization was reduced by $16,007.

        During 2005, we settled a dispute with a vendor from which we had purchased property and equipment. Pursuant to the settlement agreement, the vendor canceled an outstanding invoice of $116, which we had previously included in accounts payable, and paid us $75. Therefore, we reduced the acquisition cost of the property and equipment by $191.

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 7. Intangible and Other Assets

  Acquired Intellectual Property

        During the year ended December 31, 2007, we completed the scheduled amortization of the carrying value of acquired intellectual property. As of December 31, 2006, the carrying value of intellectual property was $123.

  Deposits

        As of December 31, 2007 and December 31, 2006, deposits were $71 and $58, respectively.

  Deferred Financing Costs

        During 2004, we entered into agreements with a bank. In connection with entering into these agreements, we incurred $181 of legal and other costs. We recorded this amount as an asset, and began amortizing the asset to interest expense in our Statements of Operations over the ten-year repayment term to the bank. Upon the repayment of the term loan from the bank and the Industrial Development Authority bond in September 2006, we accelerated the amortization of the remaining carrying value of $133 of deferred financing costs to interest expense. Amortization expense, including the acceleration of amortization in 2006, relating to the deferred financing costs was $145 and $18 for the years ended December 31, 2006 and 2005, respectively.

Note 8. Long-Term Debt and Capital Lease Obligations

        Long-term debt and capital lease obligations consisted of the following:

	December 31,
	2007	2006
Notes payable to equipment lender	$327	$1,101
Term loan from landlord	195	622

Subtotal	522	1,723
Capital lease obligations (see Note 15)	318	108

Total debt	840	1,831
Less current portion	(658)	(1,251)

Total debt, net of current portion	$182	$580

        Minimum principal repayments of long-term debt and capital lease obligations as of December 31, 2007 were as follows: 2008—$658; 2009—$58; 2010—$55; 2011—$59; and $10 thereafter. Interest expense during the years ended December 31, 2007, 2006, and 2005 was $147, $1,271, and $1,314, respectively. See Note 6 for the amounts of interest capitalized during each of the three years ended December 31, 2007.

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 8. Long-Term Debt and Capital Lease Obligations (Continued)

  Notes Payable to Equipment Lender

        As of December 31, 2007, we owed an equipment lender $327 under various borrowings. The amounts owed were secured by equipment and facility improvements that had a carrying value of $1,117 as of December 31, 2007. In September 2006, we repaid $1,626 of the outstanding debt as a result of the sale of the Witmer Road Facility (see Note 6), and in October 2006, we amended six promissory notes with our equipment lender. Under the amended promissory notes, our last payment is scheduled for September 2008, and interest rates applicable to the equipment loans range from 9.1% to 9.5%. In connection with the early repayment of this debt, we paid $62 of premiums to the equipment lender, which premiums were included in interest expense during the year ended December 31, 2006.

  Term Loan from Landlord

        In May 2004, we borrowed $1.5 million of unsecured debt from the landlord of our Rock Road Facility. As of December 31, 2007, we owed the landlord $195. The terms of the financing require us to pay monthly principal and interest payments over 48 months at an interest rate of 13%. The final payment is due June 2008.

Note 9. Accrued Expenses

        Accrued expenses consisted of the following:

	December 31,
	2007	2006
Clinical trials and non-clinical studies	$1,544	$625
Professional fees	788	1,469
Contract research and development services	390	1,283
Property and equipment	—	1,244
Other expenses	255	128

	$2,977	$4,749

Note 10. Warrant Liability

        In March 2007, we sold, through a private placement, 21,415 shares of our common stock and warrants to purchase 9,637 shares of our common stock with an exercise price of $1.96 (see Note 11). The warrants have a five-year term and are immediately exercisable. The warrant agreement contains a net cash settlement feature, which is available to the warrant holders at their option, in certain change of control circumstances. As a result, under EITF 00-19, the warrants are required to be classified as a liability at their current fair value in our Balance Sheets, estimated using the Black-Scholes option-pricing model. Warrants that are classified as a liability are revalued at each reporting date until the warrants are exercised or expire with changes in the fair value reported in our Statements of Operations as non-operating income or expense. Accordingly, we recorded non-operating income of

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 10. Warrant Liability (Continued)

$6,560 during the year ended December 31, 2007, which represents the decrease in fair value of the warrant liability from the date of issuance, March 13, 2007, through December 31, 2007. The aggregate fair value and the assumptions used for the Black-Scholes option-pricing models as of March 13, 2007 and December 31, 2007 were as follows:

	March 13, 2007	December 31, 2007
Aggregate fair value	$10,765	$4,205
Expected volatility	75%	69%
Remaining contractual term (years)	5.0	4.2
Risk-free interest rate	4.4%	3.3%
Expected dividend yield	0%	0%
Common stock price	$1.79	$1.07

Note 11. Stockholders' Equity

  Common Stock

        In March 2007, we sold 21,415 shares of our common stock and warrants to purchase 9,637 shares of common stock through a private placement, including 4,950 shares of common stock and warrants to purchase 2,228 shares of our common stock to investment funds affiliated with certain members of our board of directors, at a price of $2.02 per unit, generating net proceeds of approximately $40,459. The warrants have a five-year term and an exercise price of $1.96 per share.

        In February 2005, we offered and sold 8,050 shares of our common stock at a public offering price of $4.00 per share, generating net proceeds of $30,006.

Note 12. Compensation Plans

  Equity Incentive Plans

        The following types of awards are available under our 2004 Equity Incentive Plan (Plan), which incorporates a predecessor plan: incentive stock options, non-qualified stock options, stock appreciation rights, restricted shares and restricted stock units (RSUs). All employees, non-employee directors, and consultants are eligible to receive awards under the Plan.

        The Plan allows us to grant restricted shares and RSUs with complete discretion as to: when grants are made; the consideration, if any, to be paid for restricted shares; and when the restrictions applicable to each restricted share and RSU will lapse. The Plan also allows us to grant stock options and stock appreciation rights to eligible individuals, with complete discretion as to: when grants are made; the number of shares subject to vesting and the vesting schedule; the designation as either an incentive or a non-qualified stock option; the maximum term to remain outstanding, which term, for an incentive stock option, may not exceed ten years (and for an incentive stock option granted to a person who owns more than 10% of our voting power may not exceed five years); and the exercise price, which for a non-qualified stock option may not be less than 85% of the fair market value of the stock on the date of grant and for an incentive stock option must be at least 100% of the fair market value

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 12. Compensation Plans (Continued)

on the date of grant (unless the recipient owns more than 10% of our voting power, in which case the exercise price must be at least 110% of the fair market value on the date of grant). During the years ended December 31, 2007, 2006, and 2005, the exercise price of each option granted was equal to the market price of our common stock on the grant date. We normally issue new shares to satisfy stock option exercises and the delivery of shares pursuant to RSUs. There were no modifications to stocks options during the year ended December 31, 2007.

        The following table summarizes the status of stock options as of December 31, 2007 and changes during the year then ended:

	Shares	Weighted- average exercise price	Aggregate intrinsic value	Weighted- average remaining contractual life (years)
Outstanding at January 1, 2007	5,281	$11.61
Granted	1,340	2.39
Exercised	(11)	2.55
Forfeited	(391)	4.42
Expired	(1,651)	15.67

Outstanding at December 31, 2007	4,568	$8.07	$—	6.3

Vested at December 31, 2007 and expected to vest	4,045	$8.75	$—	6.1

Exercisable at December 31, 2007	2,933	$10.89	$—	5.4

  Fair Value Disclosures

        We adopted SFAS No. 123R effective January 1, 2006. Prior to January 1, 2006, we applied the intrinsic value method of accounting for all stock-based employee compensation in accordance with APB No. 25 and related interpretations. We elected to use the modified prospective transition method for adopting SFAS No. 123R. Under this method, the provisions of SFAS No. 123R apply to all awards granted or modified after the date of adoption and to awards not fully vested as of the date of adoption. Accordingly, prior periods have not been restated. For the year ended December 31, 2007, we recorded $2,202 of compensation costs for share-based payment arrangements in our Statements of Operations, all of which related to equity-classified awards. For the year ended December 31, 2006, we recorded $2,602 of compensation cost for share-based payment arrangements in our Statements of Operations, of which $21 related to liability-classified awards. No tax benefit was recorded as of December 31, 2007 or 2006 in connection with compensation cost due to the uncertainty regarding ultimate realization of our net operating loss carryforwards (see Note 16). The weighted-average fair value per share of stock options granted during the years ended December 31, 2007, 2006, and 2005 was $1.63, $1.83, and $2.49, respectively. The total intrinsic value of stock options exercised during the years ended December 31, 2007 and 2006 was $4 and $5, respectively. There were no stock options exercised during the year ended December 31, 2005.

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 12. Compensation Plans (Continued)

        The fair value of stock options is determined using the Black-Scholes valuation model, which is the same model we previously utilized for valuing stock options for footnote disclosures required under SFAS No. 123 as amended by SFAS No. 148 for the year ended December 31, 2005. During the years ended December 31, 2007, 2006, and 2005 the fair value of each stock option award was determined as of the date of grant using the Black-Scholes option-pricing model with the following assumptions:

	Year ended December 31,
	2007	2006	2005
Weighted average expected volatility	75%	75%	75%
Expected term (years)	4.7 – 9.1	4.7 – 7.8	0.7 – 9.1
Risk-free interest rate	4.4% – 4.6%	4.4% – 5.1%	3.9% – 4.3%
Expected dividend yield	0%	0%	0%

        Expected volatility is based solely on historical volatility of our common stock over the period commensurate with the expected term of the stock options. We rely solely on historical volatility because our traded options do not have sufficient trading activity to allow us to incorporate the mean historical implied volatility from traded options into our estimate of future volatility. The expected term calculation for stock options granted to directors and officers is based on the observed and expected time to post-vesting exercise and forfeitures of stock options by those individuals. The expected term calculation for stock options granted to all other individuals is based on the "simplified" method described in SAB No. 107, Share-Based Payment. The risk-free interest rate is based on the U.S. Treasury yield in effect at the time of grant for an instrument with a maturity that is commensurate with the expected term of the stock options. The dividend yield of zero is based on the fact that we have never paid cash dividends on our common stock, and we have no present intention to pay cash dividends.

        The fair value of share-based awards is recognized as expense over the requisite service period, net of estimated forfeitures. Based on our historical experience of option pre-vesting cancellations, we have assumed an annualized forfeiture rate of 17% for our stock options granted to individuals not terminated as a result of a restructuring of our operations (see Note 14). For employees terminated as a result of the restructurings in 2007 and 2006, we have assumed an annualized forfeiture rate of 100%. We have not assumed any expected forfeitures for RSUs because those awards have been granted to a small number of individuals. Under the provisions of SFAS No. 123R, we will record additional expense if the actual forfeiture rate is lower than we estimated, and will record a recovery of prior expense if the actual forfeiture is higher than we estimated. We rely primarily on historical experience to estimate expected forfeitures.

        For all unvested awards outstanding as of December 31, 2005, the previously measured but unrecognized compensation expense, based on the fair value at the original grant date, is being recognized on an accelerated basis in our Statements of Operations over the remaining vesting period, consistent with our recognition policy under SFAS No. 123. For share-based awards granted subsequent to December 31, 2005, we have elected to recognize compensation expense in our Statements of Operations on a straight-line basis from the date of grant. Our deferred stock compensation balance of $6 as of December 31, 2005 was reclassified into additional paid-in capital upon the adoption of SFAS No. 123R.

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 12. Compensation Plans (Continued)

        As of December 31, 2007, there was $1,174 of total unrecognized compensation cost, which includes the impact of expected forfeitures, related to unvested share-based compensation arrangements. That cost is expected to be recognized over a weighted-average period of 1.7 years.

  Non-employee Stock Options

        During the years ended December 31, 2007, 2006, and 2005 we recognized $33, $14, and $(9), respectively, of compensation expense (gain), in connection with the vesting of stock options granted to non-employees. The compensation expense or gain was based on each option's estimated fair value, which was calculated using the Black-Scholes option-pricing model. Because we re-value each option over the related vesting term in accordance with EITF 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods or Services, increases in our stock price result in increased expense while decreases in our stock price result in a gain.

  Restricted Stock Units

        In May 2005, RSUs were granted to members of our board of directors in lieu of cash payment for services. Because these RSUs vested immediately, we charged the fair value of $107 relating to these RSUs to operating expenses on the date of grant.

        In March 2005, the Compensation Committee of our board of directors (Compensation Committee) modified our 2004 bonus program for officers, adjusted salaries for officers to reduce cash payments, granted RSUs to officers, and decided to pay any 2005 bonuses for officers by the award of RSUs instead of cash. In March 2005, the aggregate value of liability-classified awards of $382 related to the payment of a portion of 2004 officer bonuses in RSUs instead of cash was reclassified to additional paid-in capital. In January 2006, the aggregate value of liability-classified awards of $129 related to the payment of 2005 officer bonuses in RSUs instead of cash was reclassified to additional paid-in capital. During the years ended December 31, 2007, 2006 and 2005, we recorded $5, $150 and $653, respectively, of expense for RSUs, of which $0, $21 and $151, respectively, were recorded while the RSUs were liability-classified. A summary of the status of RSUs as of December 31, 2007, and changes during the year then ended, is presented in the following table:

	Shares	Weighted- average grant-date fair value	Aggregate intrinsic value	Weighted- average remaining contractual life (years)
Outstanding at January 1, 2007	128	$2.34
Awarded	—	—
Settled	(94)	2.31
Forfeited	—	—

Outstanding at December 31, 2007	34	$2.44	$36	—

Vested at December 31, 2007 and expected to vest	34	$2.44	$36	—

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 12. Compensation Plans (Continued)

        The number of shares and aggregate intrinsic value of the vested portion of RSUs outstanding at December 31, 2007 were 34 and $36, respectively. The number of shares and aggregate fair value of RSUs that vested during the year ended December 31, 2007 were 19 and $44, respectively. In connection with the settlement of RSUs in shares during 2007, 24 shares, with an aggregate fair value of $48, were withheld to satisfy the award holders' minimum tax withholding obligations. In accordance with the terms of the RSUs, vested awards will be settled in shares upon the earlier to occur of 18 months after the grant date or six months after the grantee's separation from service, subject to certain conditions.

  401(k) Savings Plan

        We maintain a 401(k) Savings Plan (Savings Plan) for our employees. Employee contributions are voluntary, determined on an individual basis, and limited to the maximum amount allowable under federal income tax regulations. We match employee contributions up to specified limits. We contributed $160, $189, and $266 to the Savings Plan for the years ended December 31, 2007, 2006, and 2005, respectively. In addition, during 2006 and 2005, we allocated $23 and $15, respectively, of prior year Savings Plan forfeitures to match employee contributions. There were no allocations of prior year Savings Plan forfeitures to match employee contributions during 2007.

Note 13. Collaborative Agreements and Significant Customer Concentration

        A summary of revenue recognized under our collaborative agreements for the years ended December 31, 2007, 2006, and 2005 is presented in the following table.

	Year Ended December 31,
	2007	2006	2005
Novo Nordisk
Research and development funding	$5,354	$3,577	$2,027
Substantive milestones	—	750	—
License fees	745	457	769

	6,099	4,784	2,796

BioGeneriX
Research and development funding	2,650	1,191	2,939
License fees	56	209	402

	2,706	1,400	3,341

	$8,805	$6,184	$6,137

  Novo Nordisk A/S Agreements

        We have agreements with Novo Nordisk A/S to use our GlycoPEGylation technology to develop and commercialize next-generation versions of recombinant Factors VIIa, VIII and IX, one of which, Factor VIIa, is currently marketed by Novo Nordisk. Under these agreements, we received a non-refundable, upfront fee of $4,300, which is being amortized to revenue over the expected

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 13. Collaborative Agreements and Significant Customer Concentration (Continued)

performance period. Novo Nordisk is responsible for funding our research and development activities under the agreements, and we may receive up to $52,200 in milestone payments based on the progress of the programs.

        In December 2005, we amended one of our agreements with Novo Nordisk to provide for an additional project related to one protein and two additional milestone payments to be made to us upon the occurrence of certain events related to the additional project. During the year ended December 31, 2006, we received both of the additional milestone payments upon the occurrence of substantive events related to the additional project.

  BioGeneriX AG Agreements

        We have an agreement with BioGeneriX AG to use our proprietary GlycoPEGylation technology to develop a long-acting version of G-CSF. In connection with the agreement, we received from BioGeneriX a non-refundable, upfront fee, which is being recognized to revenue over the expected performance period of 18 years. In October 2006, we entered into an amendment of this agreement. Under the agreement, as amended, we and BioGeneriX shared the expenses of preclinical development, BioGeneriX is responsible for supplying the protein and funding the clinical development program and we are responsible for supplying enzyme reagents and sugar nucleotides. As of January 1, 2007, BioGeneriX became responsible for the cost of reagent supply.

        In April 2005, we entered into a research, co-development and commercialization agreement with BioGeneriX for a GlycoPEGylated erythropoietin made in CHO cells (GlycoPEG-CHO-EPO). We received a non-refundable payment in connection with the execution of this agreement. The agreement provided for us to conduct research on behalf of BioGeneriX for up to 12 months and granted to BioGeneriX the right to obtain an exclusive, worldwide license to use our enzymatic technologies to develop and commercialize a long-acting version of GlycoPEG-CHO-EPO. Under an amendment to the agreement entered into in October 2006, BioGeneriX had until December 31, 2006 to exercise the option. BioGeneriX did not exercise the option and all rights to Neose's GlycoPEGylation technology as it applies to GlycoPEG-CHO-EPO reverted to Neose.

Note 14. Restructurings and Employee Severance Costs

  2008 Restructuring

        In January 2008, we announced the discontinuation of further development of NE-180 (2008 Restructuring), our product candidate intended for the treatment of anemia in patients with chronic kidney disease and cancer patients receiving chemotherapy. The decision to discontinue development was not due to any safety or efficacy concerns about NE-180, but was based on an evaluation of commercial prospects and the likelihood of entering into a timely collaboration for the compound in the context of increased safety concerns in the ESA category. In connection with the discontinuation of the NE-180 program, we reduced our workforce by approximately 35%. We anticipate paying cash severance benefits of approximately $879 in connection with the workforce reduction, most of which will be paid in the first quarter of 2008. The anticipated employee severance costs for the 2008 Restructuring are payable pursuant to an employee severance plan established in August 2005. We do

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 14. Restructurings and Employee Severance Costs (Continued)

not expect to incur any material contract termination charges or non-cash impairment charges in connection with the program discontinuation.

        In connection with the 2008 Restructuring, we committed to pay future cash retention bonuses to certain employees who were not given notice of termination in January 2008, contingent on their not voluntarily terminating their employment prior to November 28, 2008. We also granted stock options to all employees as part of an employee retention program. These options vested 50% on August 4, 2008 for all holders who had not voluntarily terminated their employment prior to that date, and will vest 50% on February 4, 2009 for all holders who have not voluntarily terminated their employment prior to that date. The aggregate fair market value of the options of $236, will be recognized ratably, net of forfeitures, as compensation expense over the vesting period.

  2007 Restructuring

        In March 2007, we implemented a restructuring of operations (2007 Restructuring), which included a workforce reduction of approximately 40%. The employee severance costs incurred for the 2007 Restructuring were payable pursuant to an employee severance plan established in August 2005. Our net loss for the year ended December 31, 2007 included $619 of employee severance costs related to the 2007 Restructuring, of which $543 was included in research and development expenses and $76 was included in general and administrative expenses. All employee severance costs related to the 2007 Restructuring were paid by December 31, 2007.

        In connection with the 2007 Restructuring, we committed to pay future cash retention bonuses to certain employees who were not given notice of termination in March 2007, contingent on their not voluntarily terminating their employment prior to December 31, 2007. Our net loss for the year ended December 31, 2007 included $358 of expense related to these cash retention bonuses, of which $229 was included in research and development expense and $129 was included general and administrative expenses. All of these cash retention bonuses were paid by December 31, 2007. We also granted stock options to all employees as part of an employee retention program. These options vested 50% on September 27, 2007 for all holders who had not voluntarily terminated their employment prior to that date, and will vest 50% on March 27, 2008 for all holders who have not voluntarily terminated their employment prior to that date. The aggregate fair market value of the options was $1,332, which is being recognized ratably, net of forfeitures, as compensation expense over the vesting period.

  2006 Restructuring

        In September 2006, we implemented a restructuring of operations in connection with the sale of the Witmer Road Facility (2006 Restructuring). The employee severance costs incurred for the 2006 Restructuring were payable pursuant to an employee severance plan established in August 2005. Therefore, these costs did not meet the definition for classification as a restructuring charge on our Statements of Operations. Our net loss for the year ended December 31, 2006 included $710 of employee severance costs related to the 2006 Restructuring, of which $575 is included in research and development expenses and $135 is included in general and administrative expenses. Of these amounts, $67 remained unpaid and was included in accrued compensation on our Balance Sheets as of December 31, 2006. As of December 31, 2007, all of our obligations related to the 2006 Restructuring have been satisfied.

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 14. Restructurings and Employee Severance Costs (Continued)

        In connection with the 2006 Restructuring we committed to pay future cash retention bonuses to certain employees who were not given notice of termination in September 2006, contingent on their not voluntarily terminating their employment prior to the payment date. In connection with this commitment, we paid $272 during the year ended December 31, 2007, of which $160 was included in accrued compensation on our Balance Sheet as of December 31, 2006. We also granted stock options to certain employees as part of an employee retention program. These options vested in full either on July 1, 2007 for all holders who had not terminated their employment prior to that date or their termination date for those employees who were involuntarily terminated in the 2007 Restructuring. The aggregate fair market value of the options was $605, which was recognized ratably, net of forfeitures, as compensation expense over the vesting period.

  2005 Restructuring

        In August 2005, we implemented a restructuring of operations to enable an enhanced focus on next-generation proteins, to allow for the transfer of production of proteins and reagents to our collaborative partners and contract manufacturers, and to reduce cash burn (2005 Restructuring). Upon completion of the 2005 Restructuring, we reduced the size of our workforce by approximately 25% compared to the end of the first quarter of 2005. Our net loss for 2005 included $14,206 of charges related to the 2005 Restructuring, including $13,187 of non-cash property and equipment impairment charges (see Note 6), $867 of payments for employee severance costs, and $152 of payments for facility closure costs.

        As part of the 2005 Restructuring we centralized research activities in Horsham, Pennsylvania by ending operations in our leased facility in San Diego, California. During 2005, we recorded a charge of $152 in our Statements of Operations for the operating lease related to the San Diego facility. The charge was based on an estimate of the present value of the loss we would incur over the remaining term of the lease. Because the remaining lease term extended for only five months beyond our cease-use date of the facility, we assumed no sublease income in our calculation.

        Of the $1,019 accrued during 2005 for employee severance and facility closure costs for the 2005 Restructuring, we paid $932 during 2005 and the remaining $87 was included in accrued expenses as of December 31, 2005. As of December 31, 2006, all of our obligations related to the 2005 Restructuring were satisfied.

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 15. Commitments

  Leases

        Our future minimum lease payments as of December 31, 2007 under capital leases and under non-cancelable operating leases, with initial or remaining lease terms in excess of one year, were as follows:

	Capital leases	Operating leases
2008	$154	$549
2009	69	549
2010	62	543
2011	62	553
2012	10	509
Thereafter	—	5,238

Total minimum lease payments	357	$7,941

Less amounts representing imputed interest	(39)

Present value of minimum lease payments	318
Less current portion of capital lease obligations	(136)

Capital lease obligations, excluding current portion	$182

  Capital Lease Obligations

        In February 2007, we entered into a capital lease obligation for equipment with a book value of $257, which was calculated using an assumed incremental annual borrowing rate of 7.2%. The terms of the lease require us to make monthly payments through February 2012. This equipment had an aggregate net book value of $214 as of December 31, 2007.

        In January 2007, we entered into a modification to an operating lease obligation for equipment with a fair market value of $116 at the time of the modification, which was calculated using an assumed incremental annual borrowing rate of 7.3%. This modification resulted in the lease being classified as a capital lease. The terms of the lease require us to make monthly payments through May 2008. This equipment had an aggregate net book value of $95 as of December 31, 2007.

        In February 2004, we entered into a capital lease obligation for equipment with a book value of $184, which was calculated using an assumed incremental annual borrowing rate of 8.7%. The terms of the lease require us to make monthly payments through February 2009. This equipment had an aggregate net book value of $29 as of December 31, 2007.

        In September 2003, we entered into a capital lease obligation for software with a book value of $60, which was calculated using an assumed incremental annual borrowing rate of 11.5%. The terms of the lease require us to make monthly payments through September 2008. As of December 31, 2007, this software had a net book value of $9.

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 15. Commitments (Continued)

  Operating Leases

        We lease laboratory, office, warehouse facilities, and equipment under operating lease agreements. In February 2002, we entered into a lease agreement for our Rock Road Facility, which consists of approximately 40,000 square feet of laboratory and office space. The initial term of the lease ends in July 2022, at which time we have an option to extend the lease for an additional five years, followed by another option to extend the lease for an additional four and one-half years. Pursuant to the lease, we received $250 from the landlord in September 2004 as a partial reimbursement for improvements we made to the facility. This landlord incentive, which is included in other liabilities on our Balance Sheets, is being amortized ratably as a reduction to rental expense over the lease term. In January 2007, we entered into a five-year lease agreement for approximately 6,800 square feet of office and warehouse space in Horsham, Pennsylvania to replace similar space that we had leased under an agreement that expired in April, 2007. Our laboratory, office, and warehouse facility leases contain escalation clauses, under which the base rent increases annually by 2%. Our rental expense for the years ended December 31, 2007, 2006, and 2005 was $710, $967, and $951, respectively.

  Purchase Obligations and Employment Agreements

        As of December 31, 2007, we had non-cancelable purchase obligations for 2008 in the amount of $396, which all relate to goods or services. As of December 31, 2007, our non-cancelable purchase obligations for 2009 were $74, and we had no non-cancelable purchase obligations for 2010 and thereafter.

        In May 2006, we entered into an employment agreement with our chief executive officer, George J. Vergis, Ph.D. Under the terms of the agreement we are required to pay Dr. Vergis an annual base salary of at least $350 for continuing his employment with us.

Note 16. Income Taxes

        During the year ended December 31, 2007, we sold Pennsylvania research and development tax credits, resulting in the recognition of $533 of income tax benefit. We had no income taxes payable as of December 31, 2007 and 2006. As of December 31, 2007, we had $172,512 of federal and $60,000 of state net operating loss (NOL) carryforwards potentially available to offset future taxable income. As of December 31, 2007, our federal NOL carryforward included $9,002 related to equity-based compensation, which will be recorded as additional paid-in capital upon recognition of the tax benefit associated with these deductions. As of December 31, 2007, we had federal and state research and development tax credit carryforwards of $8,252 and $515, respectively, potentially available to offset future taxable income.

        In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109 (FIN 48), which is applicable for fiscal years beginning after December 15, 2006. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for financial statement recognition and measurement of a tax position reported or expected to be reported on a tax

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 16. Income Taxes (Continued)

return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. We adopted the provisions of FIN 48 on January 1, 2007. Upon adoption of FIN 48 and through December 31, 2007, we determined that we had no liability for uncertain income taxes as prescribed by FIN 48. Our policy is to recognize potential accrued interest and penalties related to the liability for uncertain tax benefits, if applicable, in income tax expense. The tax years back to 2004 remain open to examination by the major taxing jurisdictions where we file. NOL and credit carryforwards from earlier periods also remain open to examination by taxing authorities, and will for a period post utilization.

        The Tax Reform Act of 1986 (Tax Reform Act) provided for a limitation on the annual use of NOL and research and development tax credit carryforwards following certain ownership changes. Because we may have experienced various ownership changes, as defined by the Tax Reform Act, as a result of past equity financings, our ability to utilize federal and Pennsylvania NOL and credit carryforwards in any given year may be limited. In addition, federal tax law limits the time during which carryforwards may be applied against future taxes, and Pennsylvania tax law could limit the utilization of state NOL carryforwards to $3,000 annually. Therefore, we may not be able to take full advantage of these carryforwards to offset future taxable income. The federal and state NOL and tax credit carryforwards will expire as follows:

	Net operating loss carryforwards		Research and development tax credit carryforwards
	Federal	State	Federal	State
2008	$638	$—	$146	$—
2009	385	—	207	—
2010	110	—	83	—
2011	150	—	104	—
2012	—	—	207	—
Thereafter	171,229	60,000	7,505	515

	$172,512	$60,000	$8,252	$515

        We have incurred a loss in each period since our inception. Due to the uncertainty surrounding the realization of the tax benefit associated with our federal and state carryforwards, we have provided

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 16. Income Taxes (Continued)

a full valuation allowance against these tax benefits. The approximate income tax effect of each type of carryforward and temporary difference is as follows:

	Current	Noncurrent	Total
December 31, 2007
Net operating loss carryforwards	$—	$62,610	$62,610
Research and development tax credit carryforwards	—	8,767	8,767
Capitalized research and development expenses	7,533	36,240	43,773
Property and equipment	(123)	1,503	1,380
Deferred revenue	373	2,052	2,425
Deferred compensation	—	2,144	2,144
Impairment of equity securities	—	647	647
Accrued expenses not currently deductible	254	237	491

Total deferred tax assets	8,037	114,200	122,237
Less valuation allowance	(8,037)	(111,537)	(119,574)

Net deferred tax assets	—	2,663	2,663
Decrease in fair value of warrant liability	—	(2,663)	(2,663)

Net deferred tax liability	$—	$—	$—

December 31, 2006
Net operating loss carryforwards	$—	$43,269	$43,269
Research and development tax credit carryforwards	—	8,888	8,888
Capitalized research and development expenses	—	51,862	51,862
Property and equipment	—	1,448	1,448
Capitalized start-up costs	3,404	—	3,404
Deferred revenue	262	1,757	2,019
Deferred compensation	—	1,461	1,461
Impairment of equity securities	—	647	647
Accrued expenses not currently deductible	538	219	757

Total deferred tax assets	4,204	109,551	113,755
Less valuation allowance	(4,204)	(109,551)	(113,755)

Net deferred tax assets	$—	$—	$—

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(in thousands, except per share amounts)

Note 17. Quarterly Data (unaudited)

        The following tables summarize our quarterly results of operations for each of the quarters in 2007 and 2006. These quarterly results are unaudited, but in the opinion of management have been prepared on the same basis as our audited financial information and include all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of our results of operations.

	2007 Results
	First quarter	Second quarter	Third quarter	Fourth quarter	Full year
Revenue from collaborative agreements	$1,237	$2,231	$2,631	$2,706	$8,805
Operating expenses	12,777	10,290	13,295	9,411	45,773

Operating loss	(11,540)	(8,059)	(10,664)	(6,705)	(36,968)
Decrease (increase) in fair value of warrant liability	(6,350)	1,920	7,772	3,218	6,560
Interest income, net	232	454	386	285	1,357

Loss before income tax benefit	(17,658)	(5,685)	(2,506)	(3,202)	(29,051)
Income tax benefit	—	533	—	—	533

Net loss	$(17,658)	$(5,152)	$(2,506)	$(3,202)	$(28,518)

Basic and diluted net loss per share	$(0.47)	$(0.09)	$(0.05)	$(0.06)	$(0.57)*

Weighted-average shares outstanding used in computing basic and diluted net loss per share	37,493	54,402	54,449	54,468	50,262

	2006 Results
	First quarter	Second quarter	Third quarter	Fourth quarter		Full year
Revenue from collaborative agreements	$2,396	$1,715	$1,477	$596 $		6,184
Operating expenses	10,239	10,145	9,839	10,341		40,564
Gain on sale of Witmer Road Facility	—	—	7,335	(2)		7,333

Operating loss	(7,843)	(8,430)	(1,027)	(9,747)		(27,047)
Interest income (expense), net	58	(17)	(323)	222		(60)

Net loss	$(7,785)	$(8,447)	$(1,350)	$(9,525	) $	(27,107)

Basic and diluted net loss per share	$(0.24)	$(0.26)	$(0.04)	$(0.29	) $	(0.82)*

Weighted-average shares outstanding used in computing basic and diluted net loss per share	$32,783	32,804	32,866	32,972		32,857

*
The net loss per share in each quarter is computed using the weighted-average number of shares outstanding during the quarter. The net loss per share for the full year, however, is computed using the weighted-average number of shares outstanding during the year. Thus, the sum of the quarterly net loss per share amounts does not equal the full-year net loss per share.

ANNEX G

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K/A
(Amendment No. 1)

(Mark One)
☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
for the fiscal year ended December 31, 2007
or
☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
for the transition period from to

Commission File Number 0-27718

NEOSE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-3549286 (I.R.S. Employer Identification No.)
102 Rock Road Horsham, Pennsylvania (Address of principal executive offices)	19044 (Zip Code)

         Registrant's telephone number, including area code: (215) 315-9000

         Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	The NASDAQ Stock Market LLC
(Title of each class)	(Name of each exchange on which registered)

         Securities registered pursuant to Section 12(g) of the Act:

None
(Title of class)

         Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐    No ☒

         Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐    No ☒

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

         Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in the definitive proxy statement or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

         Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐    No ☒

         As of June 30, 2007, the aggregate market value of the registrant's Common Stock held by non-affiliates of the registrant was approximately $116,082,696 based on the last sale price of the Common Stock on such date as reported by The NASDAQ Stock Market LLC. This calculation excludes 7,280,093 shares held on June 30, 2007 by directors and executive officers.

         As of April 24, 2008, there were 54,468,181 shares of the registrant's Common Stock outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

         None

Explanatory Note

        Neose Technologies, Inc. (we, us, or Company) is filing this Amendment No. 1 to its Annual Report on Form 10-K/A for the fiscal year ended December 31, 2007 to amend and restate Items 10 through 14 to include the information intended to be incorporated therein by reference to the Company's definitive Proxy Statement with respect to the Company's Annual Meeting of Shareholders for 2008, which information was previously intended to be filed with the Securities and Exchange Commission (SEC) within 120 days following the end of the Company's fiscal year ended December 31, 2007. In addition, in connection with the filing of this Form 10-K/A and pursuant to Rule 12b-15 under the Securities Exchange Act of 1934 (Exchange Act), the Company is including certain currently dated certifications. The remainder of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed on March 10, 2008 remains unchanged.

PART III

ITEM 10.    DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT.

Board of Directors

        Our business, property and affairs are managed by, or under the direction of, our Board of Directors (Board), in accordance with the General Corporation Law of the State of Delaware and our By-Laws. Each member of our Board serves for a one year term or until the election and qualification of his or her successor. The following are the current seven members of our Board:

        L. Patrick Gage, Ph.D., 65, has served on our Board since October 2002 and as Chairman of our Board since May 2006. Dr. Gage currently serves as the interim Chief Executive Officer and as a director of PDL BioPharma, Inc., a public biopharmaceutical company. He also serves as a director of three private companies: Acceleron Pharma Inc., Immune Control Inc. and Alvine Pharmaceuticals Inc. Dr. Gage is an advisor to Functional Genetics, Inc., Warburg Pincus LLC, and the Visiting Committee to the Division of the Biological Sciences and the Pritzker School of Medicine at the University of Chicago. From 2003 until early 2008, Dr. Gage was a Venture Partner with Flagship Ventures, a venture capital firm. Dr. Gage served as Senior Vice President, Science and Technology, at Wyeth from 2001 to 2002, and as President of Wyeth Research from 1998 to 2002. Prior to Wyeth, Dr. Gage held positions of increasing responsibility at Genetics Institute, Inc. from 1989 to 1998, culminating with his service as President after the company was acquired by Wyeth. He also spent 18 years at Hoffmann-La Roche, Inc. in various scientific and management positions. He is also a director of two non-profit companies, the Biotechnology Institute and The Philadelphia Orchestra Association. Dr. Gage has a B.S. in physics from the Massachusetts Institute of Technology and a Ph.D. from The University of Chicago.

        Brian H. Dovey, 66, has served on our Board since May 2003. He is a Managing Member of Domain Associates, L.L.C., a private venture capital management firm focused on life sciences, and has served in this capacity with the firm since 1988. He has served as Chairman of three companies and on the board of directors of approximately 30 additional companies, including BioVascular Inc., Ocera Therapeutics, Inc., Orexigen Therapeutics, Inc., Orqis Medical Corporation, REVA Medical, Inc., ReVision Optics, Inc., and SkinMedica, Inc. Prior to joining Domain, Mr. Dovey spent six years at Rorer Group, Inc. (now Aventis), including as President from 1986 to 1988. Previously, he was President of Survival Technology, Inc., a start-up medical products company. He also held management positions with Howmedica, Inc., Howmet Corporation, and New York Telephone. Mr. Dovey has served as both President and Chairman of the National Venture Capital Association. He is the chair of the Board of Managers of the Wistar Institute. Mr. Dovey received his B.A. from Colgate University and an MBA degree from the Harvard Business School.

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        William F. Hamilton, Ph.D., 69, has served on our Board since 1991. Dr. Hamilton has served on the University of Pennsylvania faculty since 1967, and is the Landau Professor of Management and Technology, and Director of the Jerome Fisher Program in Management and Technology at The Wharton School and the School of Engineering and Applied Science. He serves as a director of NovaDel Pharma Inc., Avid Radiopharmaceuticals, Inc., Yaupon Therapeutics, Inc., and Neuro Diagnostic Devices, Inc. Dr. Hamilton received his B.S. and M.S. in chemical engineering and his MBA from the University of Pennsylvania, and his Ph.D. in applied economics from the London School of Economics.

        Douglas J. MacMaster, Jr., 77, has served on our Board since 1993. Mr. MacMaster served as Senior Vice President of Merck & Co., Inc. from 1988 until his retirement in 1992, where he was responsible for worldwide chemical and pharmaceutical manufacturing, the Agvet Division, and the Specialty Chemicals Group. From 1985 to 1988, Mr. MacMaster was President of the Merck Sharp Dohme Division of Merck. Mr. MacMaster serves as a director of Martek Biosciences Corp., a public biological products manufacturing company. He received his B.A. from St. Francis Xavier University, and his J.D. from Boston College Law School.

        H. Stewart Parker, 52, has served on our Board since May 2005. Ms. Parker currently serves as the President and Chief Executive Officer of Targeted Genetics Corporation, a public biotechnology company, and has held that position since the company's founding in 1992. From 1981 to 1992, she held various positions at Immunex Corporation, most recently as Vice President, Corporate Development. From 1991 to 1993, Ms. Parker served as President, CEO and director of Receptech Corporation. She serves on the board of directors and the executive committee of the Biotechnology Industry Organization, and as a director of several privately-held companies and not-for-profit organizations. Ms. Parker received her B.A. and MBA from the University of Washington.

        Mark H. Rachesky, M.D., 49, has served on our Board since 1999. Dr. Rachesky has served as the President, as well as the founder, of MHR Management LLC and affiliates, investment managers of various private investment funds that invest in inefficient market sectors, including special situation equities and distressed investments, since 1996. From 1990 through 1996, Dr. Rachesky was employed by Carl C. Icahn, initially as a senior investment officer and for the last three years as sole Managing Director of Icahn Holding Corporation, and acting chief investment advisor. Dr. Rachesky is currently on the board of directors of Loral Space & Communications, Inc. (where he is Non-Executive Chairman of the Board), Leap Wireless International, Inc. (where he is Non-Executive Chairman of the Board), NationsHealth Inc., and Emisphere Technologies, Inc.. Dr. Rachesky is a graduate of Stanford University School of Medicine, and Stanford University School of Business. Dr. Rachesky graduated from the University of Pennsylvania with a major in Molecular Aspects of Cancer.

        George J. Vergis, Ph.D., 47, has served on our Board since February 2006 and since May 2006 has been our Chief Executive Officer and President. Prior to taking his current position, Dr. Vergis served as our President and Chief Operating Officer from October 2005 to May 2006. Dr. Vergis also served as our Executive Vice President, Commercial and Clinical Development from February 2004 through October 2005. From December 2002 through February 2004, Dr. Vergis served as our Senior Vice President, Business and Commercial Development. He served as our Vice President, Business and Commercial Development from July 2001 to December 2002. From 1996 to May 2001, Dr. Vergis served as Vice President, New Product Development and Commercialization at Knoll Pharmaceutical Company, a division of BASF Pharma, responsible for the commercial planning, product development, and marketing for the immunology franchise. Prior to this position, Dr. Vergis was responsible for managing the endocrine business for BASF Pharma's Knoll Pharmaceutical Division. Dr. Vergis previously held a variety of clinical and medical marketing positions at Wyeth Pharmaceuticals and Warner-Lambert Parke-Davis. Dr. Vergis serves as a director of Woods Services Foundation, a not-for-profit organization. Dr. Vergis received his B.A. in biology and history from Princeton

3

University, his Ph.D. in physiology from The Pennsylvania State University, and his MBA from Columbia University.

Executive Officers

        In addition to our Chief Executive Officer, who is listed above, the current executive officers of the Company are set forth below. Each of our executive officers serves for a one year term or until the election and qualification of his or her successor.

        A. Brian Davis, 41, has served as our Senior Vice President and Chief Financial Officer since January 2005. From August 2002 until January 2005, he served as our Vice President, Finance, and from 1994 until August 2002, Mr. Davis served in a variety of positions, most recently as Acting Chief Financial Officer and Senior Director, Finance. From 1991 to 1994, Mr. Davis was employed by MICRO HealthSystems, Inc., a provider of healthcare information systems, where he served most recently as Corporate Controller. Mr. Davis is licensed as a Certified Public Accountant, received his B.S. in accounting from Trenton State College and his MBA from the Wharton School of the University of Pennsylvania.

        Shawn A DeFrees, Ph.D., 49, has served as our Senior Vice President, Research and Development, since February 2008. From July 2003 until January 2008, Dr. DeFrees served as our Vice President of Research and Development, and Technology Development, and from July 1999 until July 2003, Dr. DeFrees served as our Senior Director, Discovery Research and New Product Development. Prior to joining the Company, Dr. DeFrees held various scientific and management positions with increasing responsibility at Cytel Corporation, including Director of Medicinal Chemistry, over the period from 1991 until 1999, when Cytel was acquired by the Company. From 1988 to 1991, he served in several scientific positions at Schering-Plough Corporation. Dr. DeFrees received his B.S. in Biochemistry from Albright College, his Ph.D. in Medicinal Chemistry from Purdue University, and his post-doctoral training at the University of Pennsylvania.

        Valerie M. Mulligan, 46, has served as our Senior Vice President, Quality and Regulatory Affairs, since March 2007. From October 2005 to March 2007, she served as our Vice President, Quality and Regulatory Affairs. She joined us in 1996 as Manager, Quality Assurance. Prior to joining the Company, she was at Ethicon, Inc. (a Johnson & Johnson Company) from 1992 to 1996, serving most recently as Manager, Corporate Quality Assurance Engineering. From 1983 to 1992, Ms. Mulligan held positions at McNeil Specialty Products Company (a Johnson & Johnson Company) and Squibb-Linson (a Bristol-Myers-Squibb Company). She received her B.Sc. in chemistry, as well as a post-graduate diploma in education, from University College in Dublin.

        Bruce A. Wallin, M.D., 58, has served as our Senior Vice President, Clinical Development and Chief Medical Officer since March 2007. From August 2006 to March 2007, he served as Vice President, Clinical Development and Chief Medical Officer. From 2001 to 2005, Dr. Wallin served as Vice President, Clinical Research and Development at Adolor Corporation, where he was responsible for the clinical development of multiple pain management candidates. Prior to joining Adolor, Dr. Wallin was at Abbott Laboratories for nine years and at SmithKline Beecham for 11 years, in similar roles. Dr. Wallin received his Bachelor of Arts degree from Gustavus Adolphus College and his M.D. from the University of Minnesota Medical School.

Section 16(a) Beneficial Ownership Reporting Compliance

        Based solely upon a review of reports of stock ownership (and changes in stock ownership) and written representations received by us, we believe that our directors and executive officers met all of their filing requirements under Section 16(a) of the Exchange Act during the year ended December 31, 2007, except for one late filing by each of Dr. Vergis, Mr. Davis, Dr. David Zopf and Ms. Debra Poul, in each case reporting the delivery of shares underlying their restricted stock units in July 2007, and

4

one filing by Dr. Gage that included one late report of a transaction involving the purchase of 41,600 shares of common stock in June 2007.

Code of Conduct

        We have a Code of Business Conduct and Ethics, which can be viewed on our website at www.neose.com (under "About Neose—Corporate Governance"). We require all employees to adhere to this Code in addressing the legal and ethical issues encountered in conducting their work. The Code of Business Conduct and Ethics requires that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in our best interest. During 2007, all of our employees certified that they reviewed and understood this Code.

        The Code of Business Conduct and Ethics includes procedures for reporting violations of the Code. The Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Code of Business Conduct and Ethics also includes these required procedures, and complies with applicable rules of the SEC and The NASDAQ Stock Market LLC (NASDAQ).

Audit Committee

        The Audit Committee consists of three non-employee directors, all of whom are "independent" as defined in our Corporate Governance Principles and under the rules of the SEC and NASDAQ. In addition, our Board has determined that each member of the Audit Committee (Dr. Hamilton, Mr. Dovey and Ms. Parker) qualifies as an "audit committee financial expert" as defined in the rules of the SEC. The Audit Committee operates pursuant to a written charter, which can be viewed on our website at www.neose.com (under "About Neose—Corporate Governance"). The charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by our independent registered public accounting firm. The charter also gives the Audit Committee broader authority to fulfill its obligations under SEC and NASDAQ requirements.

ITEM 11.    EXECUTIVE COMPENSATION.

Compensation Committee

        The Compensation Committee of our Board consists of three non-employee directors, all of whom are "independent" under the rules of NASDAQ and as defined in our Corporate Governance Principles, and are also "Non-Employee Directors" as defined in SEC Rule 16b-3 and "Outside Directors" as defined under the treasury regulations promulgated under Section 162(m) of the Internal Revenue Code. The Compensation Committee determines the compensation of our Chief Executive Officer, and reviews and takes action on the recommendation of our Chief Executive Officer as to the appropriate compensation of other executive officers. The Compensation Committee is primarily responsible for the administration of our 2004 Equity Incentive Plan, under which stock option grants have been made to employees, including executive officers, and non-employee directors and consultants, and restricted stock units (RSUs) have been granted to executive officers and directors. Refer below to the section entitled "Compensation Discussion and Analysis," under this Item 11, for greater detail regarding the scope of authority of the Compensation Committee and the role others within and outside our organization, such as our management, play in determining compensation levels. The Compensation

5

Committee is governed by a written charter, which can be viewed on our website at www.neose.com (under "About Neose—Corporate Governance").

Compensation Committee Interlocks and Insider Participation

        The current members of the Compensation Committee are Douglas J. MacMaster, Jr., L. Patrick Gage, Ph.D. and H. Stewart Parker. None of these individuals has ever been an officer or employee of ours. In addition, none of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or the Compensation Committee of our Board.

Compensation Discussion and Analysis

  Overview

        We are a small company without earnings, competing with companies of all sizes to attract a workforce with the skills and talent necessary to develop drugs and achieve our objectives. Given that funding for compensation is limited, we have tried to devise a compensation structure that can attract management with the essential experience and skills needed at the executive level, while minimizing, to the extent possible, cash outlays. We have done this by combining base salary with variable compensation and stock options.

        Each element of our executives' compensation takes into account corporate performance, although as further described below, some elements may focus more heavily on short- or long-term performance and some elements also take into consideration particular recruitment and retention objectives.

  Process

        The Compensation Committee of our Board (the Committee) is responsible for determining the compensation of our Chief Executive Officer, and reviews and takes action on the recommendation of our Chief Executive Officer as to the appropriate compensation of our other executive officers, including the named executive officers included in the Summary Compensation Table below under this Item 11. The Compensation Committee is primarily responsible for the administration of our 2004 Equity Incentive Plan, under which stock option grants have been made to employees, including the named executive officers, as well as non-employee directors and consultants, and RSUs have been granted to executive officers and directors.

        The Committee consists of three non-employee directors, all of whom are "independent" under the rules of NASDAQ and as defined in our Corporate Governance Principles, and are also "Non-Employee Directors" as defined in SEC Rule 16(b)-3 and "Outside Directors" as defined under the treasury regulations promulgated under Section 162(m) of the Internal Revenue Code. The Report of the Compensation Committee is set forth below under this Item 11.

        The Committee does not use outside consultants. The Committee meets annually at the end of each calendar year and at least once at the beginning of each calendar year regarding compensation decisions. These meetings are typically scheduled months in advance. At its meeting at the end of each year, the Committee determines the information it wishes to receive to enable it to make compensation decisions regarding the budget for annual salary increases for the subsequent year, awarding of bonuses for the year about to be completed, and annual grants of stock options to employees, including executive officers. Based on this information, the Committee makes compensation decisions at its meeting or meetings at the beginning of the subsequent year. Management assembles and distributes to the Committee in advance of the meetings the information requested by the Committee, and conducts annual performance reviews of all employees, including the named executive officers other than the Chief Executive Officer. The results of these reviews are included in the materials circulated to the

6

Committee, along with the Chief Executive Officer's recommendations for the compensation for our executive officers. The Committee is responsible for monitoring and reviewing the performance of the Chief Executive Officer on an ongoing basis.

        The implementation of our compensation approach is supported by the corporate and individual ratings that have been established to inform the Committee about performance. In each case, the possible ratings are: "exceeds expectations," "meets expectations," "meets some expectations" and "below expectations." The Chief Executive Officer makes a recommendation about the rating of the Company based on the achievement of the corporate objectives for the year and the Committee makes the final determination.

  Elements of Compensation

        The three basic elements of our executive compensation are:

  •
  Base salary;

  •
  Variable compensation, consisting of annual bonuses based on individual and corporate performance; and

  •
  Initial and annual grants of long-term stock options.

        We believe this combination of elements provides reasonable fixed compensation on which our executives can rely, while providing both short-term and long-term performance incentives.

  Base Salaries

        Faced with competition from large pharmaceutical companies and biotechnology companies for employees skilled in regulatory affairs, clinical operations, process development, fermentation, quality control, quality assurance, manufacturing, analytics, and other areas relevant to drug and technology development, we aim to provide sufficient fixed compensation for our executive officers, targeting the 50th percentile of industry benchmarks, using Radford Surveys and other publicly-reported or available information about other companies that we from time to time identify as relevant comparators. The Committee also considers other factors, including internal pay equity, the unique qualifications and experience and performance of particular executives, as well as negotiations and input from search consultants.

        Base salaries are reviewed annually for adjustment based on evaluations of corporate and individual performance in the preceding year, again taking into account performance, internal pay equity and industry comparables as well as available information about general and industry-specific salary increase data. Our Chief Executive Officer's performance is evaluated exclusively by the Committee and the performance of other named executive officers is evaluated by our Chief Executive Officer. Ultimately, all salary determinations for our named executive officers are made by the Committee, which is free to accept or reject the recommendations of our Chief Executive Officer.

  Annual Bonuses

        Under our annual bonus program, each employee is eligible to receive a target annual bonus expressed as a percentage of his or her base salary for the year. Target bonus percentages are 35% for vice presidents, 50% for senior and executive vice presidents, and 75% for our Chief Executive Officer. These target percentages are established annually by the Committee, not with reference to any particular benchmark, but rather based on the experience and judgment of its members. Our Chief Executive Officer's target percentage is set at 75% pursuant to his employment agreement.

        Payment of our annual bonuses is based primarily on corporate and individual performance. At the start of each year, our corporate performance objectives are established by our Chief Executive Officer,

7

the Committee and our Board, and individual performance objectives are established by our Chief Executive Officer for each executive officer (other than our Chief Executive Officer) as a way to communicate our expectations and to maintain and unify our executives' focus on key strategic objectives, as well as to measure performance. For our Chief Executive Officer, his individual performance objectives are the same as our corporate performance objectives.

        For 2007, our corporate performance objectives approved by the Committee included:

  •
  With respect to NE-180 (GlycoPEG-EPO), complete a Phase II clinical trial in Europe, and continue clinical development, including commencement of an additional Phase II trial;

  •
  With respect to GlycoPEG-G-CSF, with our partner, BioGeneriX AG, complete the initial Phase I trial in Europe, complete a second Phase I trial, and take other steps to advance clinical development; and

  •
  Move other programs forward, including our collaboration with Novo Nordisk A/S.

        The corporate objectives were not specifically weighted. The individual objectives of the named executive officers were designed to support the corporate objectives, and to enable the Chief Executive Officer and the Committee to evaluate the performance of each executive officer.

        The achievement, or failure to achieve, the corporate or individual performance objectives described above inform the Committee's determination regarding the payment of annual bonuses, but is not entirely determinative. Whether or not the listed objectives are achieved, the Committee may choose to pay bonuses above or below the target level noted above, based on its own evaluation of each named executive's performance and consideration of other factors it deems relevant, such as changes in the Company's strategy or business objectives necessitated by a changing business environment, or retention value. And just as it seeks input from our Chief Executive Officer when adjusting base salaries, the Committee seeks input of our Chief Executive Officer in evaluating individual executive's performance (other than the performance of the Chief Executive Officer himself) for purposes of awarding annual bonuses.

        Annual bonuses for 2007 were paid entirely in cash.

  Stock Options

        We have also chosen to use equity compensation (primarily stock options) to provide long-term upside to our executives without cash outlay by us, and to align their interests with those of our stockholders. We also believe that stock options and other equity grants serve as an effective retention device for executives.

        We adopt annual guidelines, expressed in the number of shares for which options will be granted, for stock option grants based on job level. These guidelines are based on the experience and judgment of members of the Committee, rather than directly on benchmarks. The current option guidelines provide for grants of options to purchase 20,000 shares of Common Stock to vice presidents, and grants to of options to purchase 35,000 shares of Common Stock to senior and executive vice presidents. Other than in extraordinary circumstances, such as promotions, options are granted annually at a previously scheduled meeting in accordance with these guidelines to all employees, including the named executive officers. In all cases, options are priced at the closing price for our Common Stock on the date of grant.

        The Committee approves all grants of stock options to executive officers. Generally, each option is exercisable over a ten-year period (subject to earlier termination in the event of a cessation of employment) at the closing price of our Common Stock on the date of grant and vests in equal annual installments over a four-year period. In connection with the recruitment of key executives, we have made exceptions to the vesting schedules of certain grants. This was the case for some of the options

8

granted to Dr. Vergis when he was hired in 2001, as well as for certain awards made to our named executive officers in March 2007 that were intended to encourage retention in light of our restructuring.

        Our stock options will provide a benefit to the executive officer only if he or she remains employed by or otherwise in service to the Company during the vesting period, and then only if the market price of our Common Stock has increased before the expiration of the exercise period. During 2007, the Committee granted stock options to our executive officers to purchase an aggregate of 640,000 shares of Common Stock.

  Allocation Between Different Compensation Elements

        Rather than setting a total level of target compensation and allocating that total amount among different compensation elements, the Committee determines appropriate levels of the principal elements of our executive officers' compensation independently. The Committee is nonetheless cognizant of total compensation levels and believes that its efforts to appropriately size each of the three principal elements of our executive officers' compensation has resulted in total compensation levels that are appropriate and reasonable.

  2007 and 2008 Compensation Actions

        On April 30, 2007, we entered into an amended and restated employment agreement with Dr. Vergis, and new change of control agreements with certain executive officers, including: David A. Zopf, our former Executive Vice President and Chief Scientific Officer; Debra J. Poul, our former Senior Vice President, General Counsel and Secretary; A. Brian Davis, our Senior Vice President and Chief Financial Officer; and Bruce A. Wallin, our Senior Vice President, Clinical Development and Chief Medical Officer. The Committee's decision to amend or replace the existing agreements with these executives was made in the wake of our March 2007 restructuring, which included a reduction in force of approximately 40%. The Committee considered the ways in which this restructuring was different from our prior restructurings, how that had affected morale and expectations among employees, and the retention problems inherent in the Company's recent history and current financial situation. The Committee also took into account the promotion of Dr. Wallin from Vice President to Senior Vice President in March 2007. With these factors in mind, the Committee approved the changes to the executives' agreements described below, as part of the executives' retention packages following the March 2007 restructuring.

         Amended and Restated Employment Agreement.    The Amended and Restated Employment Agreement we entered into with Dr. Vergis on April 30, 2007 (the Vergis Amendment) made the following changes to Dr. Vergis' rights in connection with a cessation of his employment in the absence of a Change in Control due to a termination without Cause or a resignation for Good Reason (as those terms are defined in the Vergis Amendment):

  •
  a pro-rata annual bonus will be paid for the year of termination; and

  •
  the expiration date of his stock options was extended from December 31st of the year of termination to the first anniversary of termination.

        The Vergis Amendment also made the following changes to Dr. Vergis' rights and obligations in connection with a cessation of his employment within 18 months following a Change in Control due to a termination without Cause or a resignation for Good Reason:

  •
  a pro-rata annual bonus will be paid for the year of termination;

  •
  the expiration date of his stock options was extended from December 31st of the year of termination to the date that is 30 months following termination;

9

  •
  his cash severance was increased from two to 2.5 times his base salary plus target bonus; and

  •
  the duration of his post termination non-competition period was increased from 24 to 30 months.

        The Vergis Amendment also eliminated our ability to reduce Dr. Vergis' base salary or bonus opportunities without triggering his right to resign and collect severance (whereas his prior agreement allowed certain limited reductions in his base salary and bonus opportunities, if done simultaneously with reductions for other executives).

         Change of Control Agreements.    The Change of Control Agreements we entered into with Dr. Zopf, Ms. Poul, Mr. Davis and Dr. Wallin on April 30, 2007 (the COC Agreements) made the following changes to each of those executive's rights and obligations in connection with a cessation of employment in the absence of a Change of Control due to a termination without Cause or a resignation for Good Reason (as defined in each COC Agreement):

  •
  a pro-rata annual bonus will be paid for the year of termination;

  •
  the cash severance was increased from 6 months of base salary to one year of base salary plus target bonus;

  •
  the duration of subsidized post-termination medical benefits was extended from 6 to 12 months; and

  •
  the duration of the post termination non-competition period was increased from 6 to 12 months.

        The COC Agreements also make the following changes to each executive's rights and obligations in connection with a cessation of employment within 12 months following a Change of Control due to a termination without Cause or a resignation for Good Reason:

  •
  a pro-rata annual bonus will be paid for the year of termination;

  •
  the cash severance was increased from one to 1.5 times base salary plus target bonus;

  •
  the duration of subsidized post-termination medical benefits was extended from 12 to 18 months;

  •
  the expiration date of stock options was extended from 12 to 18 months following termination; and

  •
  the duration of the post termination non-competition period was increased from 12 to 18 months.

        In addition to the foregoing, the Committee made year-end compensation determinations for the named executive officers as follows.

        At its February 4, 2008 meeting, the Committee made regularly scheduled stock option grants to all employees in accordance with its pre-existing guidelines. In making these grants, the Committee reasoned that the awards are, by nature, forward-looking and intended, in accordance with our compensation strategy, to provide long-term incentive. Furthermore, for these grants, the Committee considered not only the forward-looking nature of the annual stock option grants, but also their potential retention value in light of the numerous restructurings implemented by the Company, including the just announced January 2008 restructuring. Accordingly, consistent with past practice and our option guidelines, the Committee approved the grant of stock options in the full guideline amount for each named executive officer, totalling an aggregate of 170,000 shares of our Common Stock to our named executive officers.

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        At the same February 2008 meeting, the Committee also implemented a retention award program designed to retain and motivate those employees who were not terminated as a result of the restructuring implemented by us in January 2008. While non-executive employees were granted both cash and equity awards, the Committee determined that, due to the nature of their positions and the Committee's desire to link their long-term incentives to the Company's long-term performance, executive officers be granted only equity awards as part of the retention award program. As a result, the Committee granted special retention stock options to the named executive officers in amounts equal to the annual stock option grant made at the same February 2008 meeting, totalling options to purchase an aggregate of 170,000 shares of our Common Stock to our named executive officers.

        Stock option grants made in 2007 are detailed below in the table entitled "Grants of Plan-Based Awards."

        At the same February 2008 meeting, the Committee rated our 2007 performance as "meets some expectations" based on our performance to objectives as of the date of the meeting. The Committee evaluated the individual performance of each named executive officer (with the input of our Chief Executive Officer regarding the performance of named executive officers other than himself) in the context of the challenges faced by us during 2007 and concluded that certain individual performances "meet expectations," while other individual performances "meet some expectations." The Committee, after considering the factors described above under the heading "Base Salaries" and the need to retain and motivate executive management to meet the challenges of 2008, voted to increase the base salary of each named executive officer by 4%.

        In addition, based on this rating, and the recommendation of our Chief Executive Officer, the Committee awarded, at its February 2008 meeting, bonuses to the named executive officers at 60% of target for individuals who met expectations (Ms. Poul) and at 50% of target for individuals who met some expectations (Mr. Davis and Dr. Wallin). For Mr. Davis, the award was equal to 25% of his 2007 base salary; for Ms. Poul, the award was equivalent to 30% of her 2007 base salary; and for Dr. Wallin, the award was equivalent to 23.2% of his 2007 base salary. The bonus award for Dr. Wallin reflects a proration of his target bonus amount, due to his promotion from Vice President to Senior Vice President during 2007. Dr. Zopf was not awarded a bonus for 2007 due to his resignation prior to the Committee's determination of awards. In making these awards, the Committee reviewed and considered the individual performance to objectives and recommended rating of each executive, and our progress towards our corporate performance objectives through the date of the meeting. The Committee also took into account the high level of commitment and performance of the executives in the face of significant obstacles and the need to motivate and retain the remaining executives following our January 2008 restructuring.

        Having rated our performance as "meets some expectations," the Committee decided to increase Dr. Vergis' base salary by 4% and award him 50% of his target bonus, or 37.5% of his salary.

        In March 2008, the Committee set target bonus percentages for 2008. The target percentages for 2008 are the same as those in effect for 2007 and noted above: Chief Executive Officer—75% of base salary; Executive Vice Presidents and Senior Vice Presidents—50% of base salary; and Vice Presidents—35% of base salary.

  Severance and Change in Control Arrangements

        The specific terms of our severance and change in control arrangements are discussed in detail below under the heading "Potential Payments Upon Termination or Change in Control." As a general matter, however, we believe that reasonable severance and change in control protection for our named executive officers is necessary in order for us to recruit and retain qualified executives.

11

        We have defined the events that would trigger severance rights in a manner that we believe is reasonable and consistent with current, conventional market practices. For example, the definition of "Good Reason" contained in our employment and change in control agreements is intended to be limited to true circumstances of constructive discharge and includes notice and opportunity to cure provisions, so that severance rights are not triggered by us inadvertently.

        Similarly, all of the severance commitments in our employment or change in control arrangements are of the "double trigger" variety—that is, in order for a severance obligation to arise, there must occur both a change in control and an affirmative action by us or our successor to terminate (or constructively terminate) an executive's employment. Finally, any severance obligation arising under our employment and change in control agreements is conditioned on the affected executive's execution of a release of claims against us and our affiliates.

  Tax and Accounting Considerations Affecting Executive Compensation

        The compensation paid to our executives is generally subject to taxation at ordinary rates and no particular attempt is made to alter that result. We do, however, attempt to structure our arrangements so that our executives are not subject to tax penalties (such as additional taxes arising under Section 409A of the Internal Revenue Code). Our efforts in this regard have not materially affected the terms of our compensation arrangements.

        The deductibility limit of Section 162(m) of the Internal Revenue Code has not been implicated by our compensation arrangements in the past and, accordingly, the Committee has not purposefully altered its compensation approach to conform to the requirements of available Section 162(m) exemptions (although stock options issued under our 2004 Equity Incentive Plan should generally meet the requirements for treatment as "qualified performance-based compensation" and, therefore, gains realized upon the exercise of those options should generally be exempt from the $1 million deductibility cap of Section 162(m)).

        We endeavor to design our equity incentive awards conventionally, so that they are accounted for under the standard governing equity-based arrangements and, more specifically, so that they are afforded fixed treatment under that standard. We have not, however, materially altered the design of our awards as a result of changes over the last few years to the standard for accounting for equity-based compensation.

Compensation Committee Report

        We, the members of the Compensation Committee, have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Form 10-K for the year ended December 31, 2007.

Compensation Committee of the Board of Directors:

Douglas J. MacMaster, Jr., Chairman
L. Patrick Gage, Ph.D.
H. Stewart Parker

12

Summary Compensation Table

        The following table provides information about all compensation earned in 2007 by the individuals who served as our Chief Executive Officer during 2007, our Chief Financial Officer and the three other most highly compensated executive officers during 2007 (collectively referred to as the "named executive officers"):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
George J. Vergis, President and Chief Executive Officer	2007 2006	364,000 322,767	136,500 262,500	1,073 21,144	374,008 486,947	7,065 6,940		882,646 1,100,298
A. Brian Davis, Senior Vice President and Chief Financial Officer	2007 2006	270,400 248,588	67,600 155,368	1,073 18,719	104,889 121,920	56,347 56,774	(3)	500,309 601,369
David A. Zopf, Former Executive Vice President and Chief Scientific Officer(4)	2007 2006	293,586 276,205	— 138,102	952 20,378	105,281 137,016	5,865 5,740		405,684 577,441
Debra J. Poul, Former Senior Vice President and General Counsel(5)	2007 2006	282,984 266,395	84,895 133,198	1,073 21,272	100,288 136,920	5,865 5,740		475,105 563,525
Bruce A. Wallin, Senior Vice President, Clinical Development(6)	2007	260,000	60,420	—	64,541	240		385,201

(1)
The amounts shown in this column represent the expense amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007 and 2006, in accordance with Statement of Financial Accounting Standards (SFAS) No. 123 (revised 2004), Share-Based Payment (SFAS No. 123R). See Note 12 to the Notes to our financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC on March 10, 2008 for assumptions used in recognizing these expense amounts. These amounts reflect RSUs that vested during 2007 or 2006, respectively, that were granted in lieu of bonuses for fiscal years ended December 31, 2004 and 2005 and in lieu of salary increases for the fiscal year ended December 31, 2005. RSUs were only granted to our named executive officers who were executive officers at each respective grant date. Dr. Wallin was not an executive officer on any of the grant dates and thus was not granted any RSUs.

(2)
These amounts represent the expense amount recognized for financial statement purposes for the fiscal years ended December 31, 2007 and 2006, in accordance with SFAS No. 123R. The 2007 amounts reflect that portion of stock options awarded in 2007 and in prior years that vested in 2007. The 2006 amounts reflect that portion of stock options awarded in 2006 and in prior years that vested in 2006. See Note 12 to the Notes to our financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC on March 10, 2008 for assumptions used in determining the grant date fair value of these awards.

(3)
Includes forgiveness of principal and interest of $29,981 and an additional tax gross-up payment of $20,501 pursuant to a tuition reimbursement agreement between us and Mr. Davis.

13

(4)
Dr. Zopf's employment with us terminated on January 7, 2008.

(5)
Ms. Poul's employment with us terminated on February 8, 2008.

(6)
With respect to Dr. Wallin, information for the fiscal year ended December 31, 2006 is omitted because Dr. Wallin was not a named executive officer in our definitive proxy statement filed with the SEC on April 3, 2007.

Grants of Plan-Based Awards

        The following table provides information about grants of stock options made during 2007 to each of our named executive officers.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options(1)	Exercise or Base Price per Share of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
George J. Vergis	01/31/2007 03/27/2007	— —	100,000 100,000	2.19 2.51	163,000 171,000
David A. Zopf	01/31/2007 03/27/2007	— —	35,000 35,000	2.19 2.51	57,050 59,850
Debra J. Poul	01/31/2007 03/27/2007	— —	35,000 35,000	2.19 2.51	57,050 59,850
A. Brian Davis	01/31/2007 03/27/2007	— —	35,000 35,000	2.19 2.51	57,050 59,850
Bruce A. Wallin	01/31/2007 03/27/2007	— —	20,000 35,000	2.19 2.51	30,400 58,100

(1)
The amounts shown in this column reflect stock options granted to our named executive officers pursuant to our 2004 Equity Incentive Plan. The stock options that were granted on January 31, 2007 vest in four equal installments on the first, second, third and fourth anniversary of the grant date. The stock options that were granted on March 27, 2007 vest in two equal installments on six month and one year anniversary of the grant date. The expiration of each stock option is the 10th anniversary of the grant date.

14

Outstanding Equity Awards at 2007 Fiscal Year-End

        The following table provides information about the equity awards held as of December 31, 2007 by each of our named executive officers.

Option Awards(1)
Name	Number of Securities Underlying Unexercised Options: Exercisable	Number of Securities Underlying Unexercised Options: Unexercisable	Option Exercise Price ($)	Option Expiration Date
George J. Vergis	175,000 5,000 35,000 35,000 45,000 17,500 17,500 12,500 75,000 — 50,000	— — — — 15,000 17,500 17,500 37,500 225,000 100,000 50,000	38.25 29.00 10.62 7.45 11.68 4.22 2.29 2.29 3.08 2.19 2.51	07/11/2011 12/13/2011 12/12/2012 02/12/2013 02/03/2014 02/24/2015 10/07/2015 01/30/2016 02/15/2016 01/31/2017 03/27/2017
David A. Zopf(2)	15,000 12,500 25,000 25,000 30,000 35,000 33,750 17,500 8,750 — 17,500	— — — — — — 11,250 17,500 26,250 35,000 17,500	13.50 14.00 28.75 29.00 10.62 7.45 11.68 4.22 2.29 2.19 2.51	12/02/2008 12/07/2009 12/21/2010 12/13/2011 12/12/2012 02/12/2013 02/03/2014 02/24/2015 01/30/2016 01/31/2017 03/27/2017
Debra J. Poul(2)	5,000 5,000 7,500 50,000 35,000 35,000 26,250 17,500 8,750 — 17,500	— — — — — — 8,750 17,500 26,250 35,000 17,500	19.44 28.75 29.00 11.61 10.62 7.45 11.68 4.22 2.29 2.19 2.51	01/31/2010 12/21/2010 12/13/2011 05/27/2012 12/12/2012 02/12/2013 02/03/2014 02/24/2015 01/30/2016 01/31/2017 03/27/2007

15

Option Awards(1)
Name	Number of Securities Underlying Unexercised Options: Exercisable	Number of Securities Underlying Unexercised Options: Unexercisable	Option Exercise Price ($)	Option Expiration Date
A. Brian Davis	5,000 7,500 10,000 12,000 15,000 20,000 15,000 35,000 8,750 — 17,500	— — — — — — 5,000 35,000 26,500 35,000 17,500	13.50 14.00 28.75 29.00 7.60 7.45 11.68 4.22 2.29 2.19 2.51	12/02/2008 12/07/2009 12/21/2010 12/13/2011 08/13/2012 02/12/2013 02/03/2014 02/24/2015 01/30/2016 01/31/2017 03/27/2017
Bruce A. Wallin	10,000 — 17,500	30,000 20,000 17,500	2.53 2.19 2.51	08/01/2016 01/31/2017 03/27/2017

(1)
Option awards vest as follows:

a.
Grants with expiration dates in the years 2008 through 2013, are all fully vested.

b.
Grants with the expiration date of March 27, 2017 vest 50% after six months of the date grant and 50% after the first anniversary of the grant. These grants are 50% vested.

c.
All other grants vest one-fourth on the first anniversary of the date of grant, one-fourth on the second anniversary of the date of grant, one-fourth on the third anniversary of the date of grant and one-fourth on the fourth anniversary of the date of grant. Grants with expiration dates in 2014 are 75% vested, grants with expiration dates in 2015 are 50% vested, grants with expiration dates in 2016 are 25% vested and grants with expiration date of January 31, 2017 have not vested at all.

d.
All option awards have a term of 10 years.

(2)
All of the unvested options held by Dr. Zopf and Ms. Poul were forfeited immediately on their respective dates of termination. All of their remaining options expire and are forfeited three months following their termination date (such dates being April 7, 2008 in the case of Dr. Zopf, and May 8, 2008 in the case of Ms. Poul).

16

Option Exercises and Stock Vested during Fiscal Year 2007

        There were no options or other derivative securities exercised in 2007 by our named executive officers. The following table provides information about stock awards held by each of our named executive officers that vested in 2007.

	Stock Awards
Name	Number of Shares Acquired on Vesting		Value Realized on Vesting ($)
George J. Vergis	4,039	(1)	8,522
David A. Zopf	4,039	(1)	8,522
Debra J. Poul	4,039	(1)	8,522
A. Brian Davis	4,039	(1)	8,522
Bruce A. Wallin(2)	—		—

    (1)
    The amounts represent awards of RSUs granted in place of cash bonuses for the fiscal year ended December 31, 2005. Each award vests in quarterly installments over the year following grant date of the award. The final vest date for these awards was January 30, 2007. Pursuant to the terms of the award, each award was settled on July 30, 2007 by the delivery of shares of our Common Stock to the award recipient. The value of these shares on the date of delivery was, in each case, $8,078.

    (2)
    RSUs were only granted to our named executive officers who were officers at each respective grant date. Dr. Wallin was not an officer on any of the grant dates and thus was not granted any RSUs.

Nonqualified Deferred Compensation for Fiscal Year 2007

        The following table provides information about defined contribution or other plans that provide for the deferral of compensation on a basis that is not tax-qualified for each of our named executive officers:

Name	Registrant Contribution in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions ($)(2)	Aggregate Balance at Last Fiscal Year End ($)
George J. Vergis	—	(2,787)	24,232	—
David A. Zopf	—	(2,787)	24,232	—
Debra J. Poul	—	(2,787)	24,232	—
A. Brian Davis	—	(2,787)	24,232	—
Bruce A. Wallin(3)	—	—	—	—

(1)
The amounts shown in this column reflect the aggregate change in value of previously vested RSU awards from January 1, 2007 through the date the RSU awards were settled by delivery of shares of our Common Stock (July 30, 2007).

(2)
The amounts shown in this column reflect the aggregate value of RSU awards that vested prior to January 1, 2007 and that were settled by the delivery of shares of our Common Stock to the award recipient during 2007. The value of each award was calculated using the closing price of our Common Stock on the date of the delivery (July 30, 2007).

(3)
RSUs were only granted to our named executive officers who were officers at each respective grant date. Dr. Wallin was not an officer on any of the grant dates and thus was not granted any RSUs.

17

Potential Payments upon Termination or Change in Control

        The following is a discussion of payments and benefits that would be due to each of our named executive officers upon the termination of his or her employment with us. The amounts in the tables below assume that each termination was effective as of December 31, 2007. These are merely illustrative of the impact of a hypothetical termination of each executive's employment, based on the terms of arrangements then in effect. The amounts to payable upon an actual termination of employment can only be determined at the time of such termination, based on the facts and circumstances then prevailing. David A. Zopf's employment with the Company terminated on January 7, 2008. Dr. Zopf voluntarily terminated his position with us and, therefore, did not receive any payments upon termination other than accrued but unpaid salary and vacation time. Debra J. Poul's employment with the Company terminated on February 8, 2008, as part of the January 2008 restructuring. Upon termination, Ms. Poul received the following pursuant to the terms of her Change of Control Agreement dated April 30, 2007:

  •
  a lump sum cash payment of $15,118 representing a pro-rata portion of her target annual bonus for 2008;

  •
  a lump sum cash payment of $292,894 representing one year of her current base salary;

  •
  a lump sum cash payment of $141,492 representing one year of her current target bonus;

  •
  a lump sum cash payment of $84,895 representing her bonus for 2007;

  •
  the continuation of medical benefits for a period of one year commencing from the date of the termination at a monthly cost to her equal to her monthly contribution toward the cost of such coverage immediately prior to her termination with a value of $5,627;

  •
  reasonable executive outplacement services with an approximate value of $8,500; and

  •
  payment of her accrued but unpaid salary and vacation time through her date of termination.

         Defined Terms.    The following terms are used throughout this section:

        Cause means fraud, embezzlement, or any other illegal act committed intentionally by the executive in connection with his or her employment or the performance of his or her duties as an officer or director or, in the case of all executives other than Dr. Vergis, the executive's conviction of, or plea of guilty or nolo contendere to, any felony.

        Change in Control means a change in ownership or control of us effected through any of the following transactions:

  •
  The direct or indirect acquisition by any person or related group of persons (other than us or a person that directly or indirectly controls, is controlled by, or is under common control with, us) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of our outstanding securities;

  •
  A change in the composition of our Board over a period of 36 months or less such that a majority of our Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period, or (b) have been elected or nominated for election as Board members during such period by at least a majority of our Board members described in clause (a) who were still in office at the time such election or nomination was approved by our Board;

  •
  The consummation of any consolidation, share exchange or merger of us (a) in which our stockholders immediately prior to such transaction do not own at least a majority of the voting power of the entity which survives/results from such transaction, or (b) in which one of our

18

    stockholders who does not own a majority of our voting stock immediately prior to such transaction, owns a majority of our voting stock immediately after such transaction; or

  •
  The liquidation or dissolution of us or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of our assets, including stock held in subsidiary corporations or interests held in subsidiary ventures.

        Disability means the executive's inability, by reason of any physical or mental impairment, to substantially perform his or her regular duties, as determined by our Board in its sole discretion, which inability is reasonably contemplated to continue for at least one year from its commencement and at least 90 days from the date of our Board's determination.

        Good Reason means the occurrence of any of the following events or conditions without the executive's prior written consent:

  •
  a change in the executive's title (not including, with regard to Dr. Vergis, his election to the position of Chairman of the Board);

  •
  a reduction in the executive's authority, duties or responsibilities, or the assignment to the executive of duties that are inconsistent, in a material respect, with the executive's position;

  •
  the relocation of our headquarters more than 15 miles from Horsham, Pennsylvania, unless the move reduces the executive's commuting time;

  •
  a reduction in the executive's base salary or in the target amount, expressed as a percentage of base salary, of the annual bonus; or

  •
  our failure to pay or make available any material payment or benefit due under to the executive or any other material breach by us of any employment or change of control agreement in place with the executive.

        However, any of the events or conditions described above will only constitute Good Reason if (a) the executive provides us with written objection to the event or condition within 60 days following his or her knowledge of the occurrence of the event or the condition, (b) we do not reverse or otherwise cure the event or condition within 30 days of receiving the executive's written objection and (c) the executive resigns his or her employment within 90 days following the expiration of the cure period.

  George J. Vergis, Ph.D.

        We are a party to an amended and restated employment agreement with Dr. Vergis dated as of April 30, 2007. In accordance with the terms of such agreement, we are obligated to make certain payments to Dr. Vergis related to the termination of his employment.

         Termination Without Cause or Resignation for Good Reason.    If we terminate Dr. Vergis without Cause or Dr. Vergis resigns for Good Reason, Dr. Vergis shall be entitled to:

  •
  a lump sum cash amount equal to a pro-rata portion of his target annual bonus for the calendar year in which the termination occurs;

  •
  a lump sum cash amount equal to his then current base salary;

  •
  a lump sum cash payment equal to his target annual bonus for the calendar year in which the termination occurs; and

  •
  to the extent not already paid, any annual bonus payable with respect to a calendar year that ended prior to his termination.

19

        In addition to the foregoing payments, all outstanding stock options then held by Dr. Vergis which would have become vested and exercisable had Dr. Vergis remained continuously employed by us for an additional 12 months will immediately become vested and exercisable and all vested and exercisable stock options held by Dr. Vergis as of the date of termination (including those stock options that vest upon termination) will remain exercisable for the shorter of (i) the 12-month period immediately following his cessation of employment, or (ii) the period remaining until the scheduled expiration of the option (determined without regard to his cessation of employment).

         Termination Due to Death or Disability.    If Dr. Vergis' employment is terminated due to his death or Disability, Dr. Vergis (or his representative(s), heirs, estate or beneficiaries) will be entitled to receive the payments set forth above with regard to a termination without Cause; provided, however, that any payments will be offset by the amount of benefits paid to him (or his representative(s), heirs, estate or beneficiaries) pursuant to the life insurance or long-term disability plans, policies or arrangements by virtue of his death or Disability (including, for this purpose, only that portion of such life insurance or disability benefits funded by us or by premium payments made by us).

         Termination Following a Change in Control.    If Dr. Vergis' employment with us ceases within eighteen months following a Change in Control (either as a result of a termination by us without Cause or a resignation by Dr. Vergis for Good Reason), then Dr. Vergis shall be entitled to:

  •
  a lump sum cash amount equal to a pro-rata portion of his target annual bonus for the calendar year in which the termination occurs;

  •
  a lump sum cash payment equal to two and a half times his then current base salary;

  •
  a lump sum cash payment equal to two and a half times his target annual bonus for the calendar year in which the termination occurs;

  •
  to the extent not already paid, any annual bonus payable to Dr. Vergis with respect to a calendar year that ended prior to his termination; and

  •
  in the event any of the foregoing payments to Dr. Vergis would result in the imposition of a parachute excise tax under Internal Revenue Code section 4999, an additional "gross-up" payment to insulate Dr. Vergis from the effect of the tax.

        In addition to the foregoing payments, all outstanding stock options then held by Dr. Vergis will immediately become vested and exercisable and will remain exercisable for the shorter of (i) the 30-month period immediately following his cessation of employment, or (ii) the period remaining until the scheduled expiration of the option (determined without regard to his cessation of employment).

         Timing of Payments Following Termination.    All of the payments and benefits described above are contingent upon Dr. Vergis' execution and delivery of a release in a manner consistent with the requirements of the Older Workers Benefit Protection Act (Release). All lump sum payments described above will be paid on the eighth day following the Dr. Vergis' execution and delivery of a Release (provided that such Release has not been revoked by Dr. Vergis). Any annual bonus payable to Dr. Vergis with respect to a calendar year that ended prior to that termination will be paid along with the payment of such bonuses to other employees or officers entitled to a bonus.

         Non-Compete Agreement.    Dr. Vergis is bound by certain non-competition and non-solicitation covenants which extend for a period of one year following termination of employment (30 months if his employment ceases due to a termination by us without Cause or due to a resignation by Dr. Vergis with Good Reason within 18 months following a Change in Control).

20

        Assuming Dr. Vergis' employment terminated under each of the circumstances described above on December 31, 2007, the payments and benefits have an estimated value of:

	Salary Continuation ($)		Target Bonus ($)	Accrued, but Unpaid Bonus ($)	Value of Options Subject to Acceleration ($)(1)	Excise Tax Gross-Up ($)		Total ($)
Resignation for Good Reason	364,000		273,000	273,000	—	—		910,000
Termination without Cause	364,000		273,000	273,000	—	—		910,000
Termination due to Death	164,000	(2)	273,000	273,000	—	—		710,000
Termination due to Disability(3)	—		—	—	—	—		—
Termination following a Change of Control	910,000		682,500	273,000	—	770,796	(4)	2,649,106

(1)
This column is intended to represent the value of unvested stock options to purchase an aggregate of 462,500 shares of Common Stock, based on the difference between the exercise price of the options and $1.07, the closing price of our Common Stock on December 31, 2007. Because the per share closing price of our Common Stock on December 31, 2007 was less than the exercise price of each option that would be subject to acceleration, no amount is shown. The actual value realized will vary depending on the date the option is exercised and the closing price of our Common Stock on such date.

(2)
This amount reflects the $364,000 lump sum otherwise payable to Dr. Vergis' beneficiary or heir, offset, in accordance with his agreement, by the $200,000 death benefit payable under our group life plan.

(3)
Our group long-term disability plan would provide Dr. Vergis with monthly payments through age 65 of $10,000 per month. The present value of that stream of payments would exceed Dr. Vergis' base salary and target bonus and, accordingly, in accordance with Dr. Vergis' agreement, would fully offset the lump sum otherwise payable to him.

(4)
This amount does not reflect the value of Dr. Vergis' thirty-month non-competition and non-solicitation agreement with us. Such value may be offset from the parachute payments attributed to Dr. Vergis in connection with a Change in Control. If the value of that non-competition and non-solicitation agreement is at least $575,000, no excise tax would be due under Section 4999 of the Internal Revenue Code and no gross-up payment would be necessary.

  A. Brian Davis and Bruce A. Wallin, M.D.

        We are a party to a change of control agreement with each of Mr. Davis and Dr. Wallin. In accordance with the terms of each individual's agreement, we are obligated to make certain payments related to the termination of each individual's employment.

         Termination Without Cause or Resignation for Good Reason.    If we terminate the executive's employment without Cause or the executive resigns for Good Reason, the executive shall be entitled to:

  •
  a lump sum cash amount equal to a pro-rata portion of the executive's target annual bonus for the calendar year in which the termination occurs;

  •
  a lump sum cash payment equal to one year of the then current executive's base salary;

21

  •
  a lump sum cash payment equal to one year of the executive's target annual bonus for the calendar year in which the termination occurs;

  •
  the continuation of medical benefits to the executive (and, if covered immediately prior to such termination, his or her spouse and dependents) for a period of one year commencing from the date of termination at a monthly cost to the executive equal to the employee's monthly contribution, if any, toward the cost of such coverage immediately prior to such termination; and

  •
  reasonable executive outplacement services by a provider selected by the mutual agreement of us and the executive.

        The payments and benefits described above are in lieu of (and not in addition to) any other severance arrangement maintained by us.

         Termination Due to Death or Disability.    If the executive's employment is terminated due to death or Disability, the executive (or his or her representative(s), heirs, estate or beneficiaries) will be entitled to receive the payments set forth above with regard to a termination without Cause; provided, however, that any payments will be offset by the actuarial present value of benefits payable to the executive (or his or her representative(s), heirs, estate or beneficiaries) pursuant to the life insurance or long-term disability plans, policies or arrangements by virtue of the executive's death or Disability (including, for this purpose, only that portion of such life insurance or disability benefits funded by us or by premium payments made by us).

         Termination Following a Change in Control.    If the executive's employment ceases within 12 months following a Change in Control (either as a result of a termination by us without Cause or a resignation by the executive for Good Reason), then the executive shall be entitled to:

  •
  a lump sum cash amount equal to a pro-rata portion of the executive's target annual bonus for the calendar year in which the termination occurs;

  •
  a lump sum cash payment equal to eighteen months of the executive's then current base salary;

  •
  a lump sum cash payment equal to one and a half times the executive's target annual bonus for the calendar year in which the termination occurs;

  •
  the continuation of medical benefits to the executive (and, if covered immediately prior to such termination, his or her spouse and dependents) for a period of 18 months commencing from the date of termination at a monthly cost to the executive equal to the employee's monthly contribution, if any, toward the cost of such coverage immediately prior to such termination;

  •
  reasonable executive outplacement services; and

  •
  in the event any of the foregoing payments would result in the imposition of a parachute excise tax under Internal Revenue Code section 4999, an additional "gross-up" payment to insulate the executive from the effect of the tax.

        In addition to the foregoing, all outstanding stock options then held by the executive will immediately become vested and exercisable and will remain exercisable for up to 18 months following the executive's date of termination, notwithstanding any inconsistent language in any equity incentive plan or agreement.

         Timing of Payments Following Termination.    All of the payments and benefits described above are contingent upon the executive's execution and delivery of a Mutual Release. All lump sum payments described above will be paid on the eighth day following the executive's execution and delivery of a Release (provided that such Release has not been revoked by the executive).

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         Non-Compete Agreement.    Each executive is bound by certain non-competition and non-solicitation covenants, which apply during the term of employment and for a period of 18 months following termination (in the case of a severance event in connection with a Change of Control), and 12 months following termination (in the case of termination for any other reason).

        Assuming Mr. Davis' employment is terminated under each of the circumstances described above on December 31, 2007, the payments and benefits have an estimated value of:

	Salary Continuation ($)		Target Bonus ($)		Accrued, but Unpaid Bonus ($)		Medical Benefits ($)(1)	Outplacement Services ($)(2)	Value of Options Subject to Acceleration ($)(3)	Excise Tax Gross-Up ($)	Total ($)
Termination without Cause	270,400		135,200		135,200		14,650	8,500	—	—	563,950
Termination due to Death	70,400	(4)	135,200		135,200		14,650	8,500	—	—	363,950
Termination due to Disability	—	(5)	—	(5)	—	(5)	14,650	8,500	—	—	23,150
Termination following a Change of Control	405,600		202,800		135,200		21,975	8,500	—	—	774,075

(1)
This amount represents the estimated amount of our share of the cost of medical benefits for Mr. Davis and his eligible dependents for 12 or 18 months, as applicable.

(2)
This amount represents the estimated cost to us to provide Mr. Davis with reasonable outplacement services.

(3)
This column is intended to represent the value of unvested stock options to purchase an aggregate of 118,750 shares of Common Stock, based on the difference between the exercise price of the options and $1.07, the closing price of our Common Stock on December 31, 2007. Because the per share closing price of our Common Stock on December 31, 2007 was less than the exercise price of each option that would be subject to acceleration, no amount is shown. The actual value realized will vary depending on the date the option is exercised and the closing price of our Common Stock on such date.

(4)
This amount reflects the $270,400 lump sum otherwise payable to Mr. Davis' beneficiary or heir, partially offset, in accordance with the terms of Mr. Davis' agreement, by the $200,000 death benefit payable under our group life insurance plan.

(5)
Our group long-term disability plan would provide Mr. Davis with monthly payments for through age 65 of $10,000 per month. This table assumes that the actuarial present value of that stream of payments would exceed twelve months of Mr. Davis base salary plus bonus payments due ($405,600) and accordingly, in accordance with the terms of Mr. Davis' agreement, would fully offset the lump sum otherwise payable to him.

23

        Assuming Dr. Wallin's employment is terminated under each of the circumstances described above on December 31, 2007, the payments and benefits have an estimated value of:

	Salary Continuation ($)		Target Bonus ($)		Accrued, but Unpaid Bonus ($)		Medical Benefits ($)(1)	Outplacement Services ($)(2)	Value of Options Subject to Acceleration ($)(3)	Excise Tax Gross-Up ($)	Total ($)
Termination without Cause	260,000		130,000		130,000		14,650	8,500	—	—	543,150
Termination due to Death	60,000	(4)	130,000		130,000		14,650	8,500	—	—	343,150
Termination due to Disability	—	(5)	—	(5)	—	(5)	14,650	8,500	—	—	23,150
Termination following a Change of Control	390,000		195,000		130,000		21,975	8,500	—	—	745,475

(1)
This amount represents the estimated amount of our share of the cost of medical benefits for Dr. Wallin and her eligible dependents for 12 or 18 months, as applicable.

(2)
This amount represents the estimated cost to us to provide Dr. Wallin with reasonable outplacement services.

(3)
This column is intended to represent the value of unvested stock options to purchase an aggregate of 67,500 shares of Common Stock, based on the difference between the exercise price of the options and $1.07, the closing price of our Common Stock on December 31, 2007. Because the per share closing price of our Common Stock on December 31, 2007 was less than the exercise price of each option that would be subject to acceleration, no amount is shown. The actual value realized will vary depending on the date the option is exercised and the closing price of our Common Stock on such date.

(4)
This amount reflects the $260,000 lump sum otherwise payable to Dr. Wallin's beneficiary or heir, partially offset, in accordance with the terms of Dr. Wallin's agreement, by the $200,000 death benefit payable under our group life insurance plan.

(5)
Our group long term disability plan would provide Dr. Wallin with monthly payments for through age 65 of $10,000 per month. This table assumes that the actuarial present value of that stream of payments would exceed twelve months of Dr. Wallin's base salary plus bonus payments due ($390,000) and accordingly, in accordance with the terms of Dr. Wallin's agreement, would fully offset the lump sum otherwise payable to him.

Compensation of Directors

        Directors who are also our employees receive no additional compensation for serving as a director or as a member of any Committee of our Board. During 2007, each non-employee director was entitled to receive an annual retainer of $14,000, except for the Chairman of the Board, who was entitled to receive an annual retainer of $40,000. Upon initial election or appointment to our Board, each non-employee director receives an option to purchase 30,000 shares of our Common Stock (or 25,000 shares in the case of the Chairman of the Board), and on the date of each annual meeting of stockholders, each non-employee director re-elected to our Board receives an option to purchase 10,000

24

shares of our Common Stock. Each automatic option grant has an exercise price equal to the fair market value of our Common Stock on the date of grant. Each automatic grant is immediately exercisable, and has a term of ten years, subject to earlier termination following the director's cessation of service on our Board. Any shares purchased upon exercise of the option are subject to repurchase should the director's service as a non-employee director cease prior to vesting of the shares. The initial automatic option grant of shares vests in successive equal, annual installments over the director's initial four-year period of Board service. Each annual automatic option vests upon the director's completion of one year of service on our Board, as measured from the grant date. Each outstanding option vests immediately, however, upon certain changes in the ownership or control of the Company.

        Non-employee directors were compensated during 2007 for their services at each meeting of our Board they attended at the following rates: $2,500 for Board meetings attended in person (except for the Chairman of the Board, who was paid at a rate of $5,000 per meeting attended in person), and $1,000 for telephonic meetings of our Board attended by any member of our Board. During 2007, non-employee directors were also paid an annual retainer for service on Board Committees and were compensated for their services at each meeting of a Board Committee which they attend, at the following rates:

Committee/Position	Retainer ($)	Meeting Fee ($)
Audit Committee
Chair	8,000	3,000
Member	4,000	1,500
Telephonic meetings or participation by telephone for Chair or member	n/a	1,500
Corporate Governance and Compensation Committees
Chair	4,000	2,000
Member	2,000	1,000
Telephonic meetings or participation by telephone for Chair or member	n/a	1,000

        All Board members are reimbursed for their reasonable travel expenses incurred to attend meetings of our Board or Committees of the Board on which they serve.

        In 2007, our directors, except Dr. Vergis who does not receive any additional compensation for his role as director, received the following compensation:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
L. Patrick Gage, Ph.D.	76,500	15,633	92,133
C. Boyd Clarke(3)	5,500	—	5,500
Brian H. Dovey	33,000	15,633	48,633
William F. Hamilton, Ph.D.	44,500	15,633	60,133
Douglas J. MacMaster, Jr.	36,500	15,633	52,133
H. Stewart Parker	36,000	24,977	60,977
Mark H. Rachesky, M.D.	21,000	15,633	36,633
Lowell E. Sears(3)	13,500	5,300	18,800
Elizabeth Wyatt(3)	6,500	5,300	11,800

    (1)
    Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with SFAS No. 123R and, thus, includes amounts from awards granted in, and prior to, 2007. Assumptions used in the calculation of the grant date fair value of these awards are included in Note 12 to our

25

      audited financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC on March 10, 2008. The grant date fair value of each option award, computed in accordance with SFAS No. 123R, is as follows:

Name	Grant Date	Option Awards: Number of Securities Underlying Options	Grant Date Fair Value of Option Awards ($)
L. Patrick Gage, Ph.D.	05/04/2006 05/04/2007	10,000 10,000	15,900 15,500
Brian H. Dovey	05/04/2006 05/04/2007	10,000 10,000	15,900 15,500
William F. Hamilton, Ph.D.	05/04/2006 05/04/2007	10,000 10,000	15,900 15,500
Douglas J. MacMaster, Jr.	05/04/2006 05/04/2007	10,000 10,000	15,900 15,500
H. Stewart Parker	05/03/2005 05/04/2006 05/04/2007	30,000 10,000 10,000	49,941 15,900 15,500
Mark H. Rachesky, M.D.	05/04/2006 05/04/2007	10,000 10,000	15,900 15,500
Lowell E. Sears	05/04/2006	10,000	15,900
Elizabeth Wyatt	05/04/2006	10,000	15,900

    (2)
    As of December 31, 2007, our directors, except Dr. Vergis whose outstanding equity awards are listed in the Outstanding Equity Awards at 2007 Fiscal Year-End Table, had the following aggregate number of outstanding equity awards:

Name	Aggregate Number of Outstanding Option Awards	Aggregate Number of Outstanding Restricted Stock Unit Awards
L. Patrick Gage, Ph.D.	107,147	8,197
Brian H. Dovey*	72,147	2,869
William F. Hamilton, Ph.D.	75,154	5,738
Douglas J. MacMaster, Jr.	106,779	8,197
H. Stewart Parker	50,000	2,869
Mark H. Rachesky, M.D.	102,729	5,738
Lowell E. Sears**	368	—
Elizabeth Wyatt**	6,457	—

    *
    Mr. Dovey is a managing member of Domain Associates, LLC (Domain), a private venture capital management firm. The number of option awards includes options to purchase 42,147 shares of Common Stock held by Domain that were transferred to Domain from Mr. Dovey pursuant to an arrangement between Mr. Dovey and Domain.

    **
    Mr. Sears and Ms. Wyatt served on our Board until May 4, 2007.

    (3)
    Mr. Clarke, Mr. Sears and Ms. Wyatt served on our Board of Directors until May 4, 2007.

26

ITEM 12.    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

Equity Compensation Plan Information

        The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants and rights or the conversion of RSUs under all of our existing equity compensation plans as of December 31, 2007.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights and delivery of shares underlying RSUs	Weighted-average exercise price of outstanding options, warrants, rights, and RSUs ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in second column)
Equity compensation plans approved by securityholders	4,602,061	8.01	1,686,514
Equity compensation plans not approved by securityholders	—	—	—

Total	4,602,061	8.01	1,686,514

Stock Ownership of our Directors, Executive Officers, and 5% Beneficial Owners

        The following table shows information known to us about beneficial ownership (as defined under the regulations of the SEC) of our Common Stock by:

  •
  Each person we know to be the beneficial owner of at least five percent of our Common Stock;

  •
  Each current director;

  •
  Each executive officer named in our Summary Compensation Table; and

  •
  All current directors and executive officers as a group.

        Unless otherwise indicated, the information is as of April 24, 2008.

        On April 24, 2008, there were 54,468,181 shares of our Common Stock outstanding. To calculate a stockholder's percentage of beneficial ownership, we include in the numerator and denominator those shares underlying Common Stock derivatives, such as options, warrants and RSUs, that a person has the right to acquire within 60 days after April 24, 2008. Common Stock derivatives held by other stockholders are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among our stockholders may differ. Unless we have indicated otherwise, each person named in the table below has sole voting power and investment power for the shares listed opposite such person's name.

27

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Shares Outstanding
Tang Capital Partners, LP(1) 4401 Eastgate Mall San Diego, CA 92121	4,577,157	8.4%
Eastbourne Capital Management, L.L.C.(2) 1101 Fifth Avenue Suite 160 San Rafael, CA 94901	4,344,932	8.0%
Kopp Investment Advisors, LLC(3) 7701 France Avenue South Suite 500 Edina, MN 55435	3,692,729	6.8%
Visium Asset Management, LLC(4) 950 Third Avenue New York, NY 10022	3,445,849	6.3%
Potomac Capital Management LLC(5) 825 Third Avenue 33rd Floor New York, NY 10022	3,274,133	6.0%
Felix J. Baker and Julian C. Baker(6) 667 Madison Avenue New York, NY 10021	3,015,292	5.5%
OrbiMed Advisors, LLC(7) 767 Third Avenue 30th Floor New York, NY 10017	2,727,450	5.0%
Directors and Named Executive Officers
Mark H. Rachesky(8)	4,760,953	8.7%
Brian H. Dovey(9)	4,686,038	8.6%
George J. Vergis(10)	682,985	*
Debra J. Poul(10)	289,247	*
David A. Zopf(10)	32,445	*
A. Brian Davis(10)	232,205	*
L. Patrick Gage(10)	170,044	*
Douglas J. MacMaster, Jr.(10)	158,916	*
William F. Hamilton(10)	143,728	*
H. Stewart Parker(10)	52,869	*
Bruce Wallin(10)	50,000	*
All current directors and executive officers as a group (11 persons)(8)(9)(10)	11,229,495	19.2%

    *
    Less than one percent.

    (1)
    According to a Schedule 13G/A filed with the SEC on February 14, 2008: (i) Tang Capital Partners is the record and beneficial owner of 4,577,157 shares, and shares voting and

28

      dispositive power over such shares with Tang Capital Management and Kevin C. Tang, (ii) Tang Capital Management, as the general partner of Tang Capital Partners, may be deemed to beneficially own the 4,577,157 shares held of record by Tang Capital Partners, (iii) Kevin C. Tang, as manager of Tang Capital Management, may be deemed to beneficially own the 4,577,157 shares held of record by Tang Capital Partners. Mr. Tang disclaims beneficial ownership of all shares reported herein except to the extent of his pecuniary interest in such shares. The amount in the table above excludes warrants to purchase 1,113,861 shares of our Common Stock that were purchased in our March 2007 equity financing since, according to the Schedule 13G/A, Tang Capital Partners and its affiliates expressly disclaim beneficial ownership of the shares underlying such warrants based on a provision of the warrants stating that in no event shall the warrant be exercisable to the extent that the issuance of Common Stock upon exercise thereof, after taking into account the Common Stock then owned by Tang Capital Partners and its affiliates, would result in the beneficial ownership by Tang Capital Partners and its affiliates of more than 4.99% of the outstanding Common Stock (the "Issuance Limitation"). Tang Capital Partners has the express right to waive the Issuance Limitation upon sixty-one (61) days written notice to the Company. According to the Schedule 13G/A, the Issuance Limitation presently remains in effect with respect to such warrant and no shares are currently issuable upon exercise of such warrant.

    (2)
    According to a Schedule 13G/A filed with the SEC on February 12, 2008: (i) each of Eastbourne Capital Management, L.L.C. (Eastbourne) and Richard Jon Barry (Mr. Barry) reported beneficial ownership of, and shared voting and dispositive power over, 4,344,932 shares; (ii) Black Bear Offshore Master Fund, L.P. (Black Bear Offshore) reported beneficial ownership of, and shared voting and dispositive power over, 2,946,514 shares; (iii) Eastbourne is the General Partner of Black Bear Offshore and (vi) Mr. Barry and Eastbourne disclaim beneficial ownership of the shares reported, except to the extent of their respective pecuniary interests therein.

    (3)
    According to a Schedule 13D filed with the SEC on March 28, 2008: (i) Kopp Investment Advisors, LLC (KIA) is an investment adviser registered under the Investment Advisers Act of 1940; (ii) KIA is wholly owned by Kopp Holding Company LLC (KHC LLC), which is controlled by Mr. Leroy C. Kopp (Mr. Kopp); (iii) KIA reported sole voting power over 3,676,729 shares and shared dispositive power over 1,917,729 shares; (iv) KHC LLC reported beneficial ownership of 3,676,729 shares; and (v) Mr. Kopp reported beneficial ownership of 3,692,729 shares, of which Mr. Kopp reported sole dispositive power over 1,775,000 shares.

    (4)
    According to a Schedule 13G filed with the SEC on July 11, 2007: (i) Visium Asset Management, LLC (VAM) is the investment advisor to Visium Balanced Fund, LP (VBF), Visium Long Bias Fund, LP (VLBF), Visium Balanced Fund Offshore, Ltd. (VBFO) and Visium Long Bias Fund Offshore, Ltd. (VLBFO), (ii) Visium Capital Management, LLC (VCM) is the General Partner of VBF and VLBF, (iii) Atlas Master Fund, Ltd (AMF), (iv) Dr. Jacob Gottlieb (Dr. Gottlieb) is the principal of VAM and the sole managing member of VCM, (v) VBF reported shared voting and dispositive power and beneficial ownership of 754,049 shares, (vi) VLBF reported shared voting and dispositive power and beneficial ownership of 339,634 shares, (vii) VBFO reported shared voting and dispositive power and beneficial ownership of 1,19,624 shares, (viii) VLBFO reported shared voting and dispositive power and beneficial ownership of 1,088,074 shares, (ix) VAM reported sole voting and dispositive power and beneficial ownership of 3,445,849 shares, (x) AMF reported sole voting and dispositive power and beneficial ownership of 64,468 shares and (xi) Dr. Gottlieb reported sole voting and dispositive power and beneficial ownership of 3,445,849 shares.

29

    (5)
    According to a Schedule 13G filed with the SEC on February 16, 2007: (i) Paul J. Solit (Mr. Solit) is the Managing Member of Potomac Capital Management LLC; (ii) Mr. Solit is the President and sole owner of Potomac Capital Management Inc.; (iii) each of Potomac Capital Management LLC, Potomac Capital Management Inc., and Mr. Solit reported beneficial ownership of 2,197,401 shares; and (iv) each of Potomac Capital Management LLC, Potomac Capital Management Inc., and Mr. Solit reported shared voting and dispositive power over 2,197,401 shares. The amount in the table above also includes 742,574 shares of our Common Stock and warrants to purchase 334,158 shares of our Common Stock that were purchased in our March 2007 equity financing.

    (6)
    According to a Schedule 13G filed the SEC on April 27, 2007: (i) Baker Bros. Investments I, L.P. reported shared voting and dispositive power and beneficial ownership of 15,752 shares, (ii) Baker Bros. Investments II, L.P. reported shared voting and dispositive power and beneficial ownership of 17,881 shares, (iii) Baker Biotech Fund I, L.P. reported shared voting and dispositive power and beneficial ownership of 808,577 shares, (iv) Baker Brothers Life Sciences, L.P. . reported shared voting and dispositive power and beneficial ownership of 2,073,384, (v) 14159, L.P. reported shared voting and dispositive power and beneficial ownership of 66,368 shares, (vi) Baker/Tisch Investments, L.P. reported shared voting and dispositive power and beneficial ownership of 33,330 shares and (vii) Mr. Felix J. Baker and Julian C. Baker each reported shared voting and dispositive power and beneficial ownership of 3,015,292 shares, by virtue of their ownership of the above mentioned entities that have the power to control the investment decision of the limited partnerships listed above. Includes warrants to purchase 779,704 shares of our Common Stock that were purchased in our March 2007 financing.

    (7)
    According to a Schedule 13G/A filed with the SEC on February 14, 2008: (i) Samuel D. Isaly (Mr. Isaly) is the President of OrbiMed Advisors LLC; (ii) Mr. Isaly is the Managing Member of OrbiMed Capital LLC; (iii) OrbiMed Advisors LLC reported shared voting and dispositive power and beneficial ownership of 1,603,700 shares; (iv) OrbiMed Capital LLC reported shared voting and dispositive power and beneficial ownership of 1,123,750 shares; and (v) Mr. Isaly reported shared voting and dispositive power and beneficial ownership of 2,727,450 shares. Includes warrants to purchase 846,450 shares of our Common Stock that were purchased in our March 2007 financing.

    (8)
    Includes 3,538,625 shares and warrants to purchase 1,113,861 shares held by MHR Capital Partners Master Account LP (MHRCPMA), MHR Capital Partners (100) LP (MHRCP 100), MHR Advisors LLC (MHRAL), and OTT LLC, as disclosed in a Form 4 filed with the SEC on April 3, 2007. Dr. Rachesky is a member of OTT LLC and the managing member of MHRAL, the general partner of MHRCPMA, MHRCP 100 and MRLLP. Also includes 108,467 shares issuable to Dr. Rachesky under stock options and RSUs that are deemed exercisable within 60 days after April 24, 2008. Dr. Rachesky disclaims beneficial ownership of the shares held by MHRCPMA, MHRCP 100, MRLLP, and OTT LLC, except to the extent of his pecuniary interest in the funds.

    (9)
    Includes (i) 3,425,014 shares owned by Domain Partners V, L.P., a Delaware limited partnership (DPV), and DP V Associates, L.P. a Delaware limited partnership (DPVA), of which the general partner is One Palmer Square Associates V, L.L.C., a Delaware limited liability company, of which Mr. Dovey is a Managing Member, (ii) warrants to purchase 1,113,861 shares purchased by DPV and DPVA, (iii) 42,147 shares issuable to Domain Associates, L.L.C. (DA), of which Mr. Dovey is a Managing Member, under stock options that are exercisable within 60 days after April 24, 2008, and (iii) 32,869 shares issuable to Mr. Dovey under stock options and RSUs that are deemed exercisable

30

      within 60 days after April 24, 2008. Mr. Dovey disclaims beneficial ownership of the shares held by DA, DPV and DPVA, except to the extent of his pecuniary interest in such shares.

    (10)
    Includes the following shares of common stock issuable under stock options and RSUs that are deemed exercisable within 60 days after April 24, 2008: Vergis—653,750 shares; Poul—251,250 shares; MacMaster—109,056 shares; Davis—203,250 shares; Hamilton—78,645 shares; Gage—102,844 shares; Parker—52,869 shares;and Wallin—50,000; and all current directors and executive officers as a group—4,001,586 shares.

31

ITEM 13.    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Related-Party Transactions

        Our Audit Committee charter assigns to the Audit Committee the responsibility to review and approve all of our "related-party transactions," as defined by the SEC. Consistent with this requirement, the Audit Committee reviews and approves transactions in which the amount involved exceeds $120,000 and the parties meet the definition of "related parties" under the SEC rules. There were no related-party transactions in 2007 with a value in excess of $120,000, except as noted below.

        In March 2007, as part of an approximately $43 million equity financing transaction with third parties that was unanimously approved by our Board, investment funds affiliated with Dr. Mark H. Rachesky and Brian H. Dovey, two of our directors, purchased Common Stock and warrants to purchase Common Stock for an aggregate purchase price of approximately $10 million. The participation of these funds in the equity financing was unanimously approved in advance by the Audit Committee. This amount represented approximately 23% of the entire transaction. The investment funds affiliated with Dr. Rachesky purchased approximately 2.5 million shares of Common Stock and warrants to purchase approximately 1.1 million shares of Common Stock for an aggregate purchase price of approximately $5 million. The investment funds affiliated with Mr. Dovey purchased approximately 2.5 million shares of Common Stock and warrants to purchase approximately 1.1 million shares of Common Stock for an aggregate purchase price of approximately $5 million. We do not have information available to us of the approximate dollar value of Dr. Rachesky's and Mr. Dovey's personal interests in this transaction.

Independence of Directors

        In December 2002, our Board adopted a set of Corporate Governance Principles, addressing, among other things, standards for evaluating the independence of our directors. The full text of these Principles can be found on our website at www.neose.com (under the section entitled "About Neose—Corporate Governance").

        According to these Principles, no director is considered "independent" unless our Board has affirmatively determined that the director has no material relationship with us (either directly, or as a partner, stockholder or officer of an organization that has such a relationship with the Company). These Principles comply with the applicable rules of the SEC and NASDAQ. Pursuant to these Principles, our Board undertook its annual review of director independence in February 2008. After considering all relevant facts and circumstances, our Board affirmatively determined that all of the current directors are independent under the standards set forth in the Corporate Governance Principles and applicable SEC and NASDAQ rules, with the exception of Dr. Vergis. With respect to those directors who served on our Board during the early part of 2007 but were not re-elected at the May 4, 2007 annual meeting of stockholders, namely C. Boyd Clarke, Lowell E. Sears, and Elizabeth Wyatt, our Board last determined their independence at a meeting held in February 2007, affirmatively determining that Mr. Sears and Ms. Wyatt were independent under the relevant standards, but that Mr. Clarke was not.

Committees of our Board

        Our Board has three standing committees: the Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act, the Compensation Committee, and the Corporate Governance Committee. Each committee consists of three non-employee directors, all of whom are "independent" as defined in our Corporate Governance Principles and under the applicable rules of the SEC and NASDAQ. William F. Hamilton, Ph.D. (Chairman), Brian H. Dovey and H. Stewart Parker are the current members of the Audit Committee. Douglas J. MacMaster, Jr. (Chairman), L. Patrick Gage, Ph.D., and H. Stewart Parker are the current members of the

32

Compensation Committee. Dr. Hamilton (Chairman), Dr. Gage, and Mr. MacMaster are the current members of the Corporate Governance Committee. The Chairman of our Board, currently Dr. Gage, chairs the executive sessions of our Board.

        For further information on our Audit Committee and Compensation Committee, see their respective descriptions above under Item 10, below the heading "Audit Committee," and under Item 11, below the heading "Compensation Committee," which descriptions are incorporated herein by reference.

ITEM 14.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        The Audit Committee has reappointed KMPG LLP to audit and report on our financial statements and the effectiveness our internal control over financial reporting for 2008.

        In appointing KPMG LLP as our independent registered public accounting firm for the fiscal year beginning January 1, 2008, the Audit Committee considered whether KPMG LLP's provision of services other than audit services is compatible with maintaining independence of our independent registered public accounting firm. The Audit Committee pre-approved the fees described below for audit fees, audit-related fees, tax fees and all other fees in accordance with our pre-approval policy as described below and believes such fees are compatible with the independence of KPMG LLP.

         Audit Fees.    The aggregate fees billed by KPMG LLP for each of the last two fiscal years for professional services rendered for the audit of our annual financial statements, the effectiveness of our internal control over financial reporting and the effectiveness of management's assessment of our internal control over financial reporting (2006 only), for the review of interim financial statements included in our Quarterly Reports on Form 10-Q, and for services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements, were approximately $319,000 for 2007 and $255,000 for 2006. Our audit fees for 2007 included approximately $55,000 related to the preparation of a comfort letter, as well as $5,000 for the issuance of consents to use KPMG LLP's audit opinions in other registration filings.

         Audit-Related Fees.    During 2007 and 2006, there were no fees billed that are not reported under Audit Fees above for assurance and related services by KPMG LLP that are reasonably related to the performance of the audits or reviews of our financial statements, the effectiveness of our internal control over financial reporting and the effectiveness of management's assessment of our internal control over financial reporting.

         Tax Fees.    The approximate aggregate fees billed in the last two fiscal years for professional services rendered by KPMG LLP for tax compliance, tax advice, and tax planning were approximately $17,000 for 2007 and $20,000 for 2006.

         All Other Fees.    There were no fees billed in 2007 or 2006 for products and services provided by KPMG LLP, other than services reported above under Audit Fees or Tax Fees.

Pre-approval Policies and Procedures.

        Our Audit Committee is required to pre-approve the engagement of an independent registered public accounting firm to render audit services for the Company, and any changes to the terms of the engagement are required to be pre-approved by the Audit Committee or its Chairman. On an annual basis, the Audit Committee is required to pre-approve the terms of the audit engagement and a description of, and budget for, the non-audit services management proposes to be provided by our independent auditors during the fiscal year. Any changes or additions to the approved list or budget for non-audit services must be pre-approved by the Audit Committee or its Chairman. The required pre-approval policies and procedures were complied with during 2007 and 2006.

33

 PART IV

ITEM 15.    EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

        (a)   1.    Financial Statements.

        The Financial Statements were filed as part of the Annual Report on Form 10-K for the year ended December 31, 2007, as originally filed on March 10, 2008 (the 2007 Form 10-K).

        2.         Financial Statement Schedules.

        All financial statement schedules have been omitted here because they are not applicable, not required, or the information is shown in the Financial Statements filed with the 2007 Form 10-K or the Notes thereto.

        3.         Exhibits.

        The following is a list of exhibits filed as part of the 2007 Form 10-K and this Amendment No. 1 to the 2007 Form 10-K. We are incorporating by reference to our previous SEC filings each exhibit that contains a footnote. For exhibits incorporated by reference, the location of the exhibit in the previous filing is indicated in parentheses.

Exhibit Number	Description
2.1	Purchase and Sale Agreement and Joint Escrow Instructions by and between ARE-PA Region No.6, LLC and Neose Technologies, Inc. dated September 1, 2006. (Exhibit 2.1)(11)
3.1	Fourth Amended and Restated Certificate of Incorporation. (Exhibit B)(10)
3.2	First Amendment of the Fourth Amended and Restated Certificate of Incorporation. (Exhibit 3.1)(17)
3.3	Second Amended and Restated By-Laws. (Exhibit 3.2)(2)
4.1	See Exhibits 3.1, 3.2 and 3.3 for instruments defining rights of holders of common stock.
10.1††	1995 Amended and Restated Stock Option/Stock Issuance Plan, as amended. (Appendix B)(4)
10.2	Agreement of Lease, dated as of February 15, 2002, between Liberty Property Leased Partnership and Neose Technologies, Inc. (Exhibit 10.40)(1)
10.3	Master Security Agreement between General Electric Capital Corporation and Neose Technologies, Inc., dated as of December 19, 2002. (Exhibit 10.33)(3)
10.4	Amendment to Master Security Agreement between General Electric Capital Corporation and Neose Technologies, Inc., dated as of December 19, 2002. (Exhibit 10.34)(3)
10.5†	Research, Co-Development and Commercialization Agreement between BioGeneriX AG and Neose Technologies, Inc., dated April 20, 2004. (Exhibit 10.5)(5)
10.6	First Amendment to Lease between Liberty Property Limited Partnership and Neose Technologies, Inc., dated May 18, 2004. (Exhibit 10.7)(5)
10.7	Promissory Note of Neose Technologies, Inc. to Liberty Property Limited Partnership, dated May 7, 2004. (Exhibit 10.8)(5)
10.8	Promissory Note of Neose Technologies, Inc. to General Electric Capital Corporation dated August 20, 2004. (Exhibit 10.11)(6)
10.9††	Form of Incentive Stock Option Award Agreement under the Neose Technologies, Inc. 2004 Equity Incentive Plan. (Exhibit 10.12)(6)

34

Exhibit Number	Description
10.10††	Form of Non-Qualified Stock Option Award Agreement under the Neose Technologies, Inc. 2004 Equity Incentive Plan. (Exhibit 10.13)(6)
10.11††	Form of Annual Director Grant Agreement under the Neose Technologies, Inc. 2004 Equity Incentive Plan. (Exhibit 10.14)(6)
10.12††	Form of Director Fee Option Grant Agreement under the Neose Technologies, Inc. 2004 Equity Incentive Plan. (Exhibit 10.15)(6)
10.13	Promissory Note of Neose Technologies, Inc. to General Electric Capital Corporation, dated December 16, 2004. (Exhibit 10.47)(7)
10.14††	Form of Restricted Stock Unit Agreement (cliff vesting) between Neose Technologies, Inc. and Certain Employees, Officers and Directors. (Exhibit 10.1)(8)
10.15††	Form of Restricted Stock Unit Agreement (quarterly vesting) between Neose Technologies, Inc. and Certain Employees, Officers and Directors. (Exhibit 10.2)(8)
10.16	Promissory Note of Neose Technologies, Inc. to General Electric Capital Corporation dated July 12, 2005. (Exhibit 10.1)(9)
10.17	Post-Closing Property Access Agreement by and between Auxilium Pharmaceuticals, Inc. and Neose Technologies, Inc. dated September 1, 2006. (Exhibit 10.1)(11)
10.18	Consent to Property Access Agreement by and among ARE-PA Region No.6, LLC, Auxilium Pharmaceuticals, Inc. and Neose Technologies, Inc. dated September 1, 2006. (Exhibit 10.2)(11)
10.19	Modification Agreement by and between Neose Technologies, Inc. and General Electric Capital Corporation dated October 31, 2006. (Exhibit 10.1)(12)
10.20†	Amendment Number 1 to Research, Co-Development and Commercialization Agreement and Research License and Option Agreement between Neose Technologies, Inc. and BioGeneriX AG dated October 20, 2006. (Exhibit 10.41)(13)
10.21†	Amended and Restated Research, Development and License Agreement among Neose Technologies, Inc. and Novo Nordisk A/S and Novo Nordisk Health Care AG dated October 31, 2006. (Exhibit 10.42)(13)
10.22†	Bioprocessing Services Agreement by and between Neose Technologies, Inc. and Diosynth RTP Inc. dated December 7, 2006. (Exhibit 10.43)(13)
10.23	Commercial Premium Finance Agreement and Promissory Note from Neose Technologies, Inc. to AFCO Credit Corporation dated March 6, 2007. (Exhibit 10.44)(13)
10.24	Securities Purchase Agreement by and among Neose Technologies, Inc. and the purchasers appearing on the signature pages thereto dated March 8, 2007. (Exhibit 10.1)(14)
10.25	Registration Rights Agreement by and among Neose Technologies, Inc. and the purchasers appearing on the signature pages thereto dated March 8, 2007. (Exhibit 10.2)(14)
10.26	Form of Common Stock Purchase Warrant (U.S.), dated March 8, 2007. (Exhibit 10.3)(14)
10.27	Form of Common Stock Purchase Warrant (Non-U.S.), dated March 8, 2007. (Exhibit 10.4)(14)
10.28††	Amended and Restated Employment Agreement between Neose Technologies, Inc. and George J. Vergis, Ph.D. dated April 30, 2007. (Exhibit 10.6)(15)
10.29††	Form of Change of Control Agreement between Neose Technologies, Inc. and Certain Executive Officers dated April 30, 2007. (Exhibit 10.7)(15)

35

Exhibit Number	Description
10.30††	Change of Control Agreement between Neose Technologies, Inc. and Debra J. Poul dated April 30, 2007. (Exhibit 10.8)(15)
10.31††	Neose Technologies, Inc. 2004 Equity Incentive Plan, as amended. (Exhibit 99.1)(16)
10.32#	Research, Development and License Agreement between Neose Technologies, Inc. and Novo Nordisk A/S dated November 2, 2007 (Exhibit 10.32)(18).
10.33#	Research, Development and License Agreement between Neose Technologies, Inc. and Novo Nordisk A/S dated November 2, 2007 (Exhibit 10.33)(18).
23.1	Consent of KPMG LLP (Exhibit 23.1)(18).
24	Powers of Attorney (included as part of the signature page to the 2007 Form 10-K).
31.1*	Certification by Chief Executive Officer pursuant to Rule 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2*	Certification by Chief Financial Officer pursuant to Rule 13-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1*	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2*	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

*
Filed herewith.

†
Portions of this Exhibit were omitted and filed separately with the Secretary of the SEC pursuant to an order of the SEC granting our application for confidential treatment filed pursuant to Rule 24b-2 under the Exchange Act.

††
Compensation plans and arrangements for executives and others.

#
Portions of this Exhibit were omitted and filed separately with the Secretary of the SEC pursuant to a request for confidential treatment that has been filed with the SEC.

(1)
Filed as an Exhibit to our Annual Report on Form 10-K for the year ended December 31, 2001 (Commission File No. 000-27718).

(2)
Filed as an Exhibit to our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 (Commission File No. 000-27718).

(3)
Filed as an Exhibit to our Annual Report on Form 10-K for the year ended December 31, 2002 (Commission File No. 000-27718).

(4)
Filed as an Exhibit to our Proxy Statement filed with the SEC on April 7, 2003 (Commission File No. 000-27718).

(5)
Filed as an Exhibit to our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004.

(6)
Filed as an Exhibit to our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004.

(7)
Filed as an Exhibit to our Annual Report on Form 10-K for the year ended December 31, 2004.

(8)
Filed as an Exhibit to our Current Report on Form 8-K filed with the SEC on March 4, 2005.

36

(9)
Filed as an Exhibit to our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005.

(10)
Filed as an Exhibit to our Proxy Statement filed with the SEC on March 30, 2006.

(11)
Filed as an Exhibit to our Current Report on Form 8-K filed with the SEC on September 6, 2006.

(12)
Filed as an Exhibit to our Current Report on Form 8-K filed with the SEC on November 2, 2006.

(13)
Filed as an Exhibit to our Annual Report on Form 10-K for the year ended December 31, 2006.

(14)
Filed as an Exhibit to our Current Report on Form 8-K filed with the SEC on March 13, 2007.

(15)
Filed as an Exhibit to our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007.

(16)
Filed as an Exhibit to our Registration Statement on Form S-8 filed with the SEC on May 30, 2007.

(17)
Filed as an Exhibit to our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007.

(18)
Filed as an Exhibit to the 2007 Form 10-K.

37

 SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned, thereunto duly authorized.

NEOSE TECHNOLOGIES, INC.

Date: April 29, 2008	By:	/s/ GEORGE J. VERGIS George J. Vergis Chief Executive Officer

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of Neose and in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ GEORGE J. VERGIS George J. Vergis	Chief Executive Officer (Principal Executive Officer)	April 29, 2008
/s/ A. BRIAN DAVIS A. Brian Davis	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	April 29, 2008
* Brian H. Dovey	Director	April 29, 2008
* L. Patrick Gage	Chairman	April 29, 2008
* William F. Hamilton	Director	April 29, 2008
* Douglas J. MacMaster, Jr.	Director	April 29, 2008
* H. Stewart Parker	Director	April 29, 2008
* Mark H. Rachesky	Director	April 29, 2008

*By:	/s/ A. BRIAN DAVIS A. Brian Davis Attorney-in-Fact

38

 Exhibit Index

Exhibits	Description
31.1	Certification by Chief Executive Officer pursuant to Rule 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2	Certification by Chief Financial Officer pursuant to Rule 13-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ANNEX H

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 10-Q

(Mark One)
☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended September 30, 2008.
OR
☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission file number: 0-27718

NEOSE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-3549286 (I.R.S. Employer Identification No.)
102 Rock Road Horsham, Pennsylvania (Address of principal executive offices)	19044 (Zip Code)

(215) 315-9000
(Registrant's telephone number, including area code)

        Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒        No ☐

        Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

        Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☒        No ☐

        Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date: 54,473,919 shares of common stock, $.01 par value, were outstanding as of November 7, 2008.

NEOSE TECHNOLOGIES, INC.
INDEX

2

 PART I. FINANCIAL INFORMATION

Item 1.    Financial Statements

Neose Technologies, Inc.

Balance Sheets

(unaudited)

(in thousands, except per share amounts)

	September 30, 2008	December 31, 2007
Assets
Current assets:
Cash and cash equivalents	$7,097	$19,282
Accounts receivable, net	1,758	1,758
Prepaid expenses and other current assets	425	1,564

Total current assets	9,280	22,604
Property and equipment, net	12,612	13,564
Other assets	71	71

Total assets	$21,963	$36,239

Liabilities and Stockholders' Equity
Current liabilities:
Note payable	$136	$—
Current portion of long-term debt and capital lease obligations	68	658
Accounts payable	629	1,309
Accrued compensation	1,107	872
Accrued expenses	1,919	2,977
Deferred revenue	938	1,517

Total current liabilities	4,797	7,333
Warrant liability	993	4,205
Long-term debt and capital lease obligations	137	182
Deferred revenue	7,538	5,055
Other liabilities	571	548

Total liabilities	14,036	17,323

Contingencies (See Note 16)
Stockholders' equity:
Preferred stock, par value $.01 per share, 5,000 shares authorized, none issued	—	—
Common stock, par value $.01 per share, 150,000 shares authorized; 54,468 shares issued and outstanding	545	545
Additional paid-in capital	313,576	313,216
Accumulated deficit	(306,194)	(294,845)

Total stockholders' equity	7,927	18,916

Total liabilities and stockholders' equity	$21,963	$36,239

The accompanying notes are an integral part of these financial statements.

3

Neose Technologies, Inc.

Statements of Operations

(unaudited)

(in thousands, except per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
Revenue from collaborative agreements	$2,003	$2,631	$7,688	$6,099

Operating expenses:
Research and development	3,354	10,735	15,035	28,289
General and administrative	2,744	2,560	7,785	8,073

Total operating expenses	6,098	13,295	22,820	36,362

Operating loss	(4,095)	(10,664)	(15,132)	(30,263)
(Increase) decrease in fair value of warrant liability	(355)	7,772	3,212	3,342
Interest income	56	421	303	1,195
Interest expense	(6)	(35)	(35)	(123)

Loss before income tax benefit	(4,400)	(2,506)	(11,652)	(25,849)
Income tax benefit	—	—	303	533

Net loss	$(4,400)	$(2,506)	$(11,349)	$(25,316)

Basic and diluted net loss per share	$(0.08)	$(0.05)	$(0.21)	$(0.52)

Weighted-average shares outstanding used in computing basic and diluted net loss per share	54,468	54,449	54,468	48,844

The accompanying notes are an integral part of these financial statements.

4

Neose Technologies, Inc.

Statements of Cash Flows

(unaudited)

(in thousands)

	Nine months ended September 30,
	2008	2007
Cash flows from operating activities:
Net loss	$(11,349)	$(25,316)
Adjustments to reconcile net loss to net cash used in operating activities:
Decrease in fair value of warrant liability	(3,212)	(3,342)
Depreciation and amortization expense	1,221	1,467
Non-cash compensation expense	360	1,681
Non-cash rent expense	—	130
Loss on disposition of property and equipment	4	4
Changes in operating assets and liabilities:
Accounts receivable	—	(1,570)
Prepaid expenses and other current assets	1,139	188
Other assets	—	(13)
Accounts payable	(920)	(695)
Accrued compensation	235	(247)
Accrued expenses	(1,058)	3,117
Deferred revenue	1,904	1,230
Other liabilities	23	29

Net cash used in operating activities	(11,653)	(23,337)

Cash flows from investing activities:
Purchases of property and equipment	(33)	(3,417)

Net cash used in investing activities	(33)	(3,417)

Cash flows from financing activities:
Proceeds from issuance of debt	370	367
Repayments of debt	(869)	(1,315)
Proceeds from issuance of common stock and warrants, net	—	40,486
Payment of withholding taxes related to restricted stock units	—	(49)

Net cash (used in) provided by financing activities	(499)	39,489

Net (decrease) increase in cash and cash equivalents	(12,185)	12,735
Cash and cash equivalents, beginning of period	19,282	16,388

Cash and cash equivalents, end of period	$7,097	$29,123

The accompanying notes are an integral part of these financial statements.

5

Neose Technologies, Inc.

Notes to Financial Statements

(unaudited)

(in thousands, except per share amounts)

1. Background

        Neose Technologies, Inc. is a clinical-stage biopharmaceutical company focused on the development of next-generation therapeutic proteins, which we believe will be competitive with best-in-class protein drugs currently on the market. We have two therapeutic protein candidates in clinical trials: GlycoPEG-GCSF and GlycoPEG-FVIIa, and two therapeutic protein candidates in the research stage: GlycoPEG-FVIII and GlycoPEG-FIX.

        GlycoPEG-GCSF is a long-acting version of granulocyte colony stimulating factor (G-CSF) that we are co-developing with BioGeneriX AG, a company of the ratiopharm Group. G-CSF is prescribed to stimulate production of neutrophils (a type of white blood cell) and is approved for sale in major markets around the world for treatment of neutropenia associated with myelosuppressive chemotherapy. In June 2008, BioGeneriX initiated a Phase II study to evaluate the safety and efficacy of GlycoPEG-GCSF for the treatment of neutropenia associated with myelosuppressive chemotherapy. We expect completion of this Phase II study during the first half of 2009. In November 2007, we reported data from two Phase I clinical trials. That data demonstrated that GlycoPEG-GCSF is a potent stimulator of neutrophils and mobilizer of peripheral blood progenitor cells, and that at comparable doses to Neulasta® (Amgen's marketed, long-acting G-CSF), GlycoPEG-GCSF demonstrated a 60% greater bioavailability, leading to a 30% increase in the generation of neutrophils.

        GlycoPEG-FVIIa is a long-acting form of recombinant Factor VIIa that is being developed by our partner, Novo Nordisk A/S, utilizing our GlycoPEGylation technology. Factor VIIa is used in the treatment of bleeding episodes and for the prevention of bleeding during surgery or invasive procedures in patients with congenital hemophilia with inhibitors to coagulation Factors VIII or IX. In June 2008, Novo Nordisk completed an initial Phase I clinical study that assessed the safety and pharmacokinetics of GlycoPEG-FVIIa in healthy volunteers. In the trial, a significant prolongation of the half-life of GlycoPEG-FVIIa was observed. Novo Nordisk is also developing long-acting forms of recombinant Factor VIII and recombinant Factor IX using our GlycoPEGylation technology. Factor VIII products are used in the treatment of Hemophilia A, and Factor IX products are used in the treatment of Hemophilia B.

        In January 2008, we announced the discontinuation of further development of GlycoPEG-EPO (NE-180), our product candidate intended for the treatment of anemia in patients with chronic kidney disease and cancer patients receiving chemotherapy. The decision to discontinue development was not due to any safety or efficacy concerns about NE-180, but was based on our evaluation of commercial prospects and the likelihood of entering into a timely collaboration for the compound in the context of increased safety concerns in the erythropoiesis-stimulating agent (ESA) category. In connection with the discontinuation of the NE-180 program, we reduced our workforce by approximately 35% (see Note 14).

        In September 2008, we announced that we had signed definitive asset purchase agreements with Novo Nordisk and BioGeneriX, providing for the sale of substantially all of our intellectual property assets in all-cash transactions for an aggregate purchase price of $43,000 (the Asset Sales). The consummations of the Asset Sales are subject to certain customary closing conditions, including approval by our stockholders. The Asset Sales are the initial step in our contemplated liquidation and dissolution (the Liquidation) pursuant to a plan of complete liquidation and dissolution (the Plan of

6

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(unaudited)

(in thousands, except per share amounts)

1. Background (Continued)

Liquidation). The approval and adoption of the Plan of Liquidation by our stockholders will be required for the implementation of the Liquidation (see Note 16). We expect to hold a special meeting of stockholders in late 2008 or early 2009.

        Our common stock is currently traded on The NASDAQ Stock Market LLC (NASDAQ) under the symbol "NTEC." Since February 2008, we have received correspondence from the NASDAQ Listing Qualifications Department (the Department) indicating our non-compliance with various NASDAQ Marketplace Rules. We are currently in the process of appealing these determinations before the NASDAQ Listing Qualifications Panel (the Panel). A date for the appeal hearing has not yet been determined. There can be no assurance that the Panel will grant our request for continued listing, particularly in view of our previously announced Asset Sales and Liquidation. In the event that the Panel denies our request for continued listing, we expect that our common stock will be eligible for quotation on the Pink OTC Markets Inc. (Pink Sheets) or the OTC Bulletin Board (OTC BB) or both.

        We have incurred losses each year since inception. As of September 30, 2008, we had an accumulated deficit of $306,194. If the Asset Sales are not consummated, we believe that our existing cash and cash equivalents, expected proceeds from collaborations and license arrangements and interest income should be sufficient to meet our operating and capital requirements (including payment of all costs and potential expense reimbursements related to the Asset Sales) through the second quarter of 2009, although changes in our collaborative relationships or our business, whether or not initiated by us, may cause us to deplete our cash and cash equivalents earlier than the second quarter of 2009. Assuming neither Asset Sale is consummated, we must obtain additional financing in order to continue our operations beyond the second quarter of 2009. There are no assurances that funding will be available when we need it on terms we that we find favorable, if at all. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may seek further stockholder approval to dissolve or we may file for, or be forced to resort to, bankruptcy protection. Any decision to seek further stockholder approval to dissolve or to file for, or be forced to resort to bankruptcy protection, may occur at any point during or before the second quarter of 2009.

        We have not yet developed any products or commercialized any products or technologies, and we may never be able to do so. Even if we are successful in developing products that are approved for marketing, we will not be successful unless our products, and products incorporating our technology, gain market acceptance. Our operations are subject to risks and uncertainties in addition to those mentioned above, such as, among others, the uncertainty of product development, including our dependence upon third parties to conduct our clinical trials and to manufacture our product candidates and the materials used to make them, and unexpected delays or unfavorable results in our clinical trials; our limited product development and manufacturing experience; our dependence upon collaborative partners to develop and commercialize products incorporating our technology and the success of collaborative relationships; the uncertainty of intellectual property rights; the possibility of development and commercialization of competitive products by others that are more effective, less costly, or otherwise gain greater market acceptance; the uncertainty of the impact of government regulation on our operations, including achieving regulatory approvals for our products or products incorporating our technology, and changes in health care reimbursement policies; the uncertainty of the consummations of the Asset Sales; and the uncertainty of the implementation of the Liquidation.

7

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(unaudited)

(in thousands, except per share amounts)

2. Interim Financial Information

        The accompanying unaudited financial statements have been prepared in accordance with U.S. generally accepted accounting principles for presentation of interim financial statements and on a going concern basis and do not reflect any impact of the contemplated Plan of Liquidation that is subject to stockholder approval. Accordingly, the unaudited financial statements do not include all the information and footnotes necessary for a comprehensive presentation of the financial position, results of operations, and cash flows for the periods presented. In our opinion, however, the unaudited financial statements include all the normal recurring adjustments that are necessary for a fair presentation of the financial position, results of operations, and cash flows for the periods presented. You should not base your estimate of our results of operations for 2008 solely on our results of operations for the nine months ended September 30, 2008. You should read these unaudited financial statements in combination with the other Notes in this section; the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" appearing in Item 2 of this Form 10-Q; and the Financial Statements, including the Notes to the Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2007.

3. Summary of Significant Accounting Policies

  Use of Estimates

        The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires us to make estimates and assumptions. Those estimates and assumptions affect the reported amounts of assets and liabilities as of the date of the financial statements, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Accounts Receivable

        We record accounts receivable net of an allowance for doubtful accounts. We establish an allowance for doubtful accounts that we believe is adequate to cover anticipated losses on the collection of all outstanding accounts receivable. The adequacy of the allowance for doubtful accounts is based on historical information and management's assessment of our collaborators' ability and intent to pay. We recognize revenue based on proportional performance of research and development work performed on behalf of our collaborators, which recognition may not correspond with how our collaborators are billed. We review the unbilled accounts receivable from our collaborators to determine that such amounts are expected to become billable and collectible. All unbilled receivables are expected to be billed within six months.

  Warrant Liability

        We follow Emerging Issues Task Force (EITF) No. 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock (EITF 00-19), which provides guidance for distinguishing among permanent equity, temporary equity and assets and liabilities. EITF 00-19 requires liability classification of warrants that may be settled in cash at the option of warrant holders. The warrants issued in our March 2007 equity financing permit net cash settlement in

8

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(unaudited)

(in thousands, except per share amounts)

3. Summary of Significant Accounting Policies (Continued)

certain change of control circumstances at the option of the warrant holders, and are, therefore, classified as a liability on our Balance Sheets (the Warrants) (see Note 10).

        We record the Warrant liability at its fair value using the Black-Scholes option-pricing model and revalue it at each reporting date until the Warrants are exercised or expire. Changes in the fair value of the Warrants are reported in our Statements of Operations as non-operating income or expense. The fair value of the Warrants is subject to significant fluctuation based on changes in our stock price, expected volatility, remaining contractual life and the risk-free interest rate. The market price for our common stock has been and may continue to be volatile. Consequently, future fluctuations in the price of our common stock may cause significant increases or decreases in the fair value of the Warrants.

        In connection with our March 2007 equity financing, we were obligated to file a registration statement with the SEC for the registration of the total number of shares sold to the investors and shares issuable upon exercise of the Warrants (the Registration Statement). We are also required under an agreement (the Registration Rights Agreement) to use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC, which we accomplished in May 2007, and to remain continuously effective until such time when all of the registered shares are sold. In the event we fail to meet various legal requirements in regards to the registration statement, we will be obligated to pay the investors, as partial liquidated damages and not as a penalty, an amount in cash equal to 1% of the aggregate purchase price paid by the investors for each monthly period that the Registration Statement is not effective, up to 24%. We follow Financial Accounting Standards Board (FASB) Staff Position No. EITF 00-19-2, Accounting for Registration Payment Arrangements (EITF 00-19-2), which specifies that registration payment arrangements should play no part in determining the initial classification of, and subsequent accounting for, securities to which the payments relate. Contingent obligations in a registration payment arrangement are separately analyzed under Statement of Financial Accounting Standards (SFAS) No. 5, Accounting for Contingencies, and FASB Interpretation No. 14, Reasonable Estimation of the Amount of a Loss. If we determine a registration payment arrangement in connection with the securities issued in our March 2007 equity financing is probable and can be reasonably estimated, a liability will be recorded.

        On October 6, 2008, we entered into an amendment to the Registration Rights Agreement with the investors from our March 2007 equity financing. The amendment reduced the potential maximum payment of liquidated damages by 50% in connection with the Asset Sales and the Liquidation.

        Pursuant to the terms of the Registration Rights Agreement, as amended, the holders of shares and Warrant shares subject to the Registration Rights Agreement, as amended, have the right to liquidated damages mentioned above, if among other things, their shares remain outstanding after we cease to keep effective with the SEC the Registration Statement. If we liquidate following the consummations of the Asset Sales and contemporaneously cease to keep effective the Registration Statement, the holders at such time of shares and Warrant shares subject to the Registration Rights Agreement, as amended, would be entitled to these liquidated damages. As the Asset Sales and the Plan of Liquidation require stockholder approval, which has not occurred as of September 30, 2008, we have concluded the likelihood of having to make any payments under the arrangements is not probable, and therefore, did not record any related liability.

9

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(unaudited)

(in thousands, except per share amounts)

3. Summary of Significant Accounting Policies (Continued)

  Net Loss Per Share

        Basic net loss per share is computed by dividing net loss by the weighted-average number of common shares outstanding for the period. Diluted net loss per share is computed by dividing net loss by the sum of the weighted-average number of common shares outstanding for the period and the number of additional shares that would have been outstanding if dilutive potential common shares had been issued. Potential common shares are excluded from the calculation of diluted net loss per share if the effect on net loss per share is antidilutive. Because the exercise of outstanding stock options and Warrants or settlement of restricted stock units (RSUs) would have an antidilutive effect in the computation of diluted net loss per share, our diluted net loss per share is equal to basic net loss per share for all reporting periods presented. See Note 12 for a summary of outstanding options and a description of our RSUs.

  Comprehensive Loss

        Comprehensive income (loss) is comprised of net income (loss) and other comprehensive income (loss). Other comprehensive income (loss) includes certain changes to equity that are not included in net income (loss). Our comprehensive loss for the three and nine months ended September 30, 2008 was comprised only of our net loss, and was $4,400 and $11,349, respectively. Our comprehensive loss for the three and nine months ended September 30, 2007 was comprised only of our net loss, and was $2,506 and $25,849, respectively.

  Fair Value of Financial Instruments

        The fair value of financial instruments is the amount for which instruments could be exchanged in an orderly transaction between market participants. As of September 30, 2008, the carrying values of cash and cash equivalents, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued expenses, and accrued compensation equaled or approximated their respective fair values because of the short duration of these instruments. The fair value of our debt and capital lease obligations was estimated by discounting the future cash flows of each instrument at rates recently offered to us for similar debt instruments. As of September 30, 2008, the fair and carrying values of our debt and capital lease obligations were each $341.

  Recent Accounting Pronouncements

        In December 2007, the FASB issued EITF 07-01, Accounting for Collaborative Arrangements (EITF 07-01). EITF 07-01 provides guidance as to whether an arrangement constitutes a collaborative arrangement, how costs incurred and revenue generated on sales to third parties and payments between participants pursuant to a collaboration agreement should be presented in the results of operations and what participants should disclose in the notes to the financial statements about a collaborative arrangement. EITF 07-01 is effective for fiscal years beginning after December 15, 2008. We are currently evaluating the impact that the adoption of EITF 07-01 will have, if any, on our financial statements and related disclosures.

10

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(unaudited)

(in thousands, except per share amounts)

3. Summary of Significant Accounting Policies (Continued)

        In June 2007, the FASB issued EITF 07-03, Accounting for Nonrefundable Advance Payments for Goods or Services to Be Used in Future Research and Development Activities-(EITF 07-03). EITF 07-03 specifies that nonrefundable advance payments for future research and development activities should be deferred and capitalized and should be recognized as an expense as the related goods are delivered or the related services are performed. If, subsequent to an advance payment, an entity no longer expects the goods to be delivered or services to be rendered, the capitalized advance payment should be charged to expense. EITF 07-03 is effective for fiscal years beginning after December 15, 2007. The adoption of EITF 07-03 did not have any impact on our financial statements and related disclosures.

        In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115 (SFAS No. 159), which allows companies to choose, at specific election dates, to measure eligible financial assets and liabilities at fair value that are not otherwise required to be measured at fair value. If a company elects the fair value option for an eligible item, changes in that item's fair value in subsequent reporting periods must be recognized in current earnings. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. Adoption of SFAS No. 159 has had no effect on our financial statements and related disclosure because, as permitted under SFAS No. 159, we have not elected to apply the fair value option to any of our financial assets and liabilities.

        In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Although SFAS No. 157 does not require any new fair value measurements, its application may, for some entities, change current practices related to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. In February 2008, the FASB issued FASB Staff Position 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13 (FSP FAS 157-1) and FASB Staff Position 157-2, Effective Date of FASB Statement No. 157 (FSP FAS 157-2). FSP FAS 157-1 amends SFAS No. 157 to remove certain leasing transactions from its scope. FSP FAS 157-2 defers the effective date of SFAS No. 157 for all non-financial assets and non-financial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis. We adopted SFAS No. 157, as it applies to our financial instruments, effective January 1, 2008 and the adoption has had no effect on our financial statements and related disclosures.

11

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(unaudited)

(in thousands, except per share amounts)

4. Supplemental Disclosure of Cash Flow Information

        The following table contains additional cash flow information for the periods reported:

	Nine months ended September 30,
	2008	2007
Supplemental disclosure of cash flow information:
Cash paid for interest, net of amounts capitalized	$39	$124

Non-cash investing activities:
Increase (decrease) in accrued property and equipment included in accounts payable and accrued expenses	$240	$(1,730)

Assets acquired under capital leases	$—	$373

Non-cash financing activities:
Initial measurement of warrant liability (see Note 10)	$—	$10,765

5. Accounts Receivable

        Accounts receivable consisted of the following:

	September 30, 2008	December 31, 2007
Billed receivables	$447	$670
Unbilled receivables	1,311	1,107

	1,758	1,777
Less allowance for doubtful accounts	—	(19)

	$1,758	$1,758

6. Prepaid Expenses and Other Current Assets

        Prepaid expenses and other current assets consisted of the following:

	September 30, 2008	December 31, 2007
Prepaid insurance	$152	$57
Prepaid maintenance agreements	95	159
Prepaid contract research and development services	—	1,008
Prepaid clinical trials and non-clinical studies	—	113
Other prepaid expenses	178	227

	$425	$1,564

12

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(unaudited)

(in thousands, except per share amounts)

7. Property and Equipment

        Property and equipment consisted of the following:

	September 30, 2008	December 31, 2007
Leasehold improvements	$12,996	$12,984
Laboratory, manufacturing, and office equipment	7,171	6,960

	20,167	19,944
Less accumulated depreciation and amortization	(7,555)	(6,380)

	$12,612	$13,564

        As of September 30, 2008 and December 31, 2007, laboratory, manufacturing, and office equipment included $495 of assets acquired under capital leases. Accumulated depreciation and amortization as of September 30, 2008 and December 31, 2007 included $232 and $148, respectively, related to assets acquired under capital leases. Depreciation expense, which includes amortization of assets acquired under capital leases, was $1,221 and $1,344 for the nine months ended September 30, 2008 and 2007, respectively. During the nine months ended September 30, 2008, we disposed of fully depreciated assets that had original acquisition values of $43. We recorded losses on disposition of property and equipment of $4 each during the nine months ended September 30, 2008 and 2007, for which we did not receive any proceeds from the dispositions. During the nine months ended September 30, 2007, we capitalized $9 of interest expense in connection with our facility improvement projects. We did not capitalize any interest expense incurred during the nine months ended September 30, 2008.

8. Debt and Capital Lease Obligations

        Debt and capital lease obligations consisted of the following:

	September 30, 2008	December 31, 2007
Note payable, secured by insurance policies, annual interest at 4.1%, due January 2009	$136	$—
Notes payable to equipment lender, secured by equipment and facility improvements, interest rates from 9.1% to 9.5%, final payment made September 2008	—	327
Term loan from landlord (unsecured), annual interest at 13.0%, final payment made June 2008	—	195

Subtotal	136	522
Capital lease obligations	205	318

Total debt	341	840
Less note payable, secured by insurance policies	(136)	—
Less current portion	(68)	(658)

Total debt, net of current portion	$137	$182

13

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(unaudited)

(in thousands, except per share amounts)

8. Debt and Capital Lease Obligations (Continued)

  Note Payable Secured by Insurance Policies

        In March 2008, we borrowed $370 to finance insurance policy premiums due on certain insurance policies. The insurance policy premiums, net of amortization, are included in prepaid expenses and other current assets on our Balance Sheets at September 30, 2008 (see Note 6). We are required to pay $34 of principal and interest during each of the eleven months beginning on March 15, 2008 and ending on January 15, 2009. To secure payment of the amounts financed, we granted the lender a security interest in (i) all unearned premiums or dividends payable under the policies, (ii) loss payments which may reduce the unearned premiums, subject to any mortgagee or loss payee interests, and (iii) any interest in any state guarantee fund relating to the policies.

9. Accrued Expenses

        Accrued expenses consisted of the following:

	September 30, 2008	December 31, 2007
Clinical trials and non-clinical studies	$963	$1,544
Professional fees	710	788
Contract research and development services	218	390
Other expenses	28	255

	$1,919	$2,977

10. Warrant Liability

        In March 2007, we sold, through a private placement, 21,415 shares of our common stock and Warrants to purchase 9,637 shares of our common stock (see Note 11). The Warrants have an exercise price of $1.96 per share, a five-year term, and are immediately exercisable. The Warrants contain a net cash settlement feature, which is available to the Warrant holders at their option, in certain change of control circumstances, including upon the consummations of the Asset Sales described in Note 16. Under the net cash settlement feature, each Warrant holder has the option to receive, in exchange for each of its Warrants, an amount of cash equal to the value of such holder's Warrants as of the trading day immediately prior to the public announcement of the consummations of the Asset Sales, determined in accordance with the Black-Scholes option pricing formula (the Warrant Value). As of September 30, 2008, the net cash settlement value of the Warrants was $2,530. This value is not fixed. The Warrant Value changes under the Black-Scholes option pricing formula with the volatility of the price of our stock.

        As a result of the net cash settlement provision, under EITF 00-19, the Warrants are required to be classified as a liability at their current fair value in our Balance Sheets, estimated using the Black-Scholes option-pricing model. Warrants that are classified as a liability are revalued at each reporting date until the Warrants are exercised or expire with changes in the fair value reported in our Statements of Operations as non-operating income or expense. Therefore, we recorded non-operating expense of $355 during the three months ended September 30, 2008 and non-operating income of

14

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(unaudited)

(in thousands, except per share amounts)

10. Warrant Liability (Continued)

$3,212 during the nine months ended September 30, 2008. We recorded non-operating income of $7,772 and $3,342 during the three and nine months ended September 30, 2007, respectively. The aggregate fair value and the assumptions used for the Black-Scholes option-pricing models as of March 13, 2007, September 30, 2007, December 31, 2007 and September 30, 2008 were as follows:

	March 13, 2007	September 30, 2007	December 31, 2007	September 30, 2008
Aggregate fair value	$10,765	$7,423	$4,205	$993
Expected volatility	75%	66%	69%	100%
Remaining contractual term (years)	5.0	4.4	4.2	3.4
Risk-free interest rate	4.4%	4.2%	3.3%	2.5%
Expected dividend yield	0%	0%	0%	0%
Common stock price	$1.79	$1.54	$1.07	$0.32

11. Stockholders' Equity

        In March 2007, we sold, through a private placement, 21,415 shares of our common stock and Warrants to purchase 9,637 shares of our common stock, including 4,950 shares of our common stock and Warrants to purchase 2,228 shares of our common stock to investment funds affiliated with certain members of our board of directors, at a price of $2.02 per unit, generating net proceeds of $40,459. Each unit consisted of one share of common stock and a Warrant to purchase 0.45 shares of our common stock. The Warrants have a five-year term and an exercise price of $1.96 per share.

12. Equity-based Compensation

        The following table summarizes the status of stock options as of September 30, 2008 and changes during the nine months then ended:

	Shares	Weighted- average exercise price	Aggregate intrinsic value	Weighted- average remaining contractual life (years)
Outstanding at January 1, 2008	4,568	$8.07
Granted	942	0.68
Exercised	—	—
Forfeited	(385)	2.71
Expired	(943)	9.38

Outstanding at September 30, 2008	4,182	$6.61	$—	6.6

Vested at September 30, 2008 and expected to vest	3,444	$7.64	$—	6.2

Exercisable at September 30, 2008	2,958	$8.67	$—	5.7

15

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(unaudited)

(in thousands, except per share amounts)

12. Equity-based Compensation (Continued)

  Fair Value Disclosures

        During the three and nine months ended September 30, 2008, we recorded $136 and $360 of compensation cost for share-based payments, respectively, in our Statements of Operations. During the three and nine months ended September 30, 2007, we recorded $574 and $1,681 of compensation cost for share-based payments in our Statement of Operations. There were no stock options granted during the three months ended September 30, 2008. The weighted-average fair value of stock options granted during the three months ended September 30, 2007 was $1.16. The weighted-average fair value of stock options granted during the nine months ended September 30, 2008 and 2007 was $0.46 and $1.83, respectively. There were no stock options exercised during the nine months ended September 30, 2008. The total intrinsic values of stock options exercised during the nine months ended September 30, 2007 was $4.

        The fair value of share-based awards is recognized as expense over the requisite service period, net of estimated forfeitures. We rely primarily on historical experience to estimate expected forfeitures and adjust the annualized forfeiture rate if our historical experience indicates that an adjustment is necessary. During the first quarter of each year, we re-evaluate our forfeiture rate. For the three and nine months ended September 30, 2008, based on our historical experience of option pre-vesting cancellations, we have assumed an annualized forfeiture rate of 34% for our stock options granted to individuals not terminated as a result of a restructuring of our operations (see Note 14). For employees terminated as a result of the restructurings in 2008, 2007 and 2006, we have assumed an annualized forfeiture rate of 100%. For the three and nine months ended September 30, 2007, we assumed an annualized forfeiture rate of 17% for our stock options granted to individuals not terminated as a result of a restructuring of our operations (see Note 14). Under the provisions of SFAS No. 123R, we will record additional expense if the actual forfeiture rate is lower than we estimated, and will record a recovery of prior expense if the actual forfeiture is higher than we estimated.

        As of September 30, 2008, there was $329 of total unrecognized compensation cost, which includes the impact of expected forfeitures, related to unvested share-based compensation arrangements. That cost is expected to be recognized over a weighted-average period of 1.9 years.

  Restricted Stock Units

        A summary of the status of RSUs as of September 30, 2008, and changes during the nine months then ended, is presented in the following table:

	Shares	Weighted- average grant-date fair value	Aggregate intrinsic value
Outstanding at January 1, 2008	34	$2.44
Awarded	—	—
Settled	—	—
Forfeited	—	—

Outstanding at September 30, 2008	34	$2.44	$11

Vested at September 30, 2008 and expected to vest	34	$2.44	$11

16

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(unaudited)

(in thousands, except per share amounts)

12. Equity-based Compensation (Continued)

        During the nine months ended September 30, 2007, we recorded $6 of expense for RSUs. All RSUs were vested as of December 31, 2007.

13. Collaborative Agreements and Significant Customer Concentration

        A summary of revenue recognized under our collaborative agreements during the three and nine months ended September 30, 2008 and 2007 is presented in the following table:

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
Novo Nordisk
Research and development funding	$339	$1,740	$3,829	$3,874
License fees	221	216	607	529

	560	1,956	4,436	4,403

BioGeneriX
Research and development funding	1,429	661	3,210	1,654
License fees	14	14	42	42

	1,443	675	3,252	1,696

	$2,003	$2,631	$7,688	$6,099

  Novo Nordisk A/S Agreements

        We have agreements with Novo Nordisk to use our proprietary GlycoPEGylation technology to develop and commercialize next-generation versions of recombinant Factors VIIa, VIII and IX, one of which, Factor VIIa, is currently marketed by Novo Nordisk. Under these agreements, we received a non-refundable, upfront fee of $4,300, which is being amortized to revenue over the expected performance period. Novo Nordisk is responsible for funding our research and development activities under the agreements.

  BioGeneriX AG Agreements

  Collaboration and Supply Agreements

        We have an agreement with BioGeneriX to use our proprietary GlycoPEGylation technology to develop a long-acting version of G-CSF (the Collaboration Agreement). In connection with the Collaboration Agreement, we received from BioGeneriX a non-refundable, upfront fee, which is being recognized to revenue over the expected performance period of 18 years. In October 2006, we entered into an amendment of the Collaboration Agreement. Under the Collaboration Agreement, as amended, we and BioGeneriX shared the expenses of preclinical development, BioGeneriX is responsible for supplying the protein and funding the clinical development program and we are responsible for supplying reasonable quantities of chemicals, enzymes and process reagents covered by certain technology developed by us (Process Reagents). As of January 1, 2007, BioGeneriX became responsible for the cost of such Process Reagents.

17

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(unaudited)

(in thousands, except per share amounts)

13. Collaborative Agreements and Significant Customer Concentration (Continued)

        In October 2008, we entered into a second amendment to the Collaboration Agreement and a Supply Agreement with BioGeneriX. Under these agreements, the parties agreed to begin transitioning responsibility for the supply of the Process Reagents from us to BioGeneriX.

14. Restructurings and Employee Severance Costs

  2008 Restructuring

        In January 2008, we announced the discontinuation of further development of NE-180 our product candidate intended for the treatment of anemia in patients with chronic kidney disease and cancer patients receiving chemotherapy. In connection with the discontinuation of the NE-180 program, we reduced our workforce by approximately 35% (the 2008 Restructuring). Our net loss for the nine months ended September 30, 2008 included $868 of employee severance costs related to the workforce reduction, of which $217 was included in research and development expenses and $651 was included in general and administrative expenses. Substantially all the employee severance costs were paid as of September 30, 2008.

        In connection with the 2008 Restructuring, we committed to pay future cash retention bonuses to certain employees who were not given notice of termination in January 2008, contingent on their not voluntarily terminating their employment prior to November 28, 2008. Our net loss for the three and nine months ended September 30, 2008 included $64 and $172, respectively, of expense related to these cash retention bonuses, of which $44 and $114, respectively, was included in research and development expense, and $20 and $58, respectively, was included in general and administrative expenses. We also granted stock options to all employees as part of an employee retention program. These options vested 50% on August 4, 2008 for all holders who had not voluntarily terminated their employment prior to that date, and will vest 50% on February 4, 2009 for all holders who have not voluntarily terminated their employment prior to that date. The aggregate fair market value of the options was $247, which is being recognized ratably, net of forfeitures, as compensation expense over the vesting period.

  2007 Restructuring

        In March 2007, we implemented a restructuring of operations (the 2007 Restructuring), which included a workforce reduction of approximately 40%. The employee severance costs incurred for the 2007 Restructuring were payable pursuant to an employee severance plan established in August 2005. Our net loss for the nine months ended September 30, 2007 included $619 of employee severance costs related to the 2007 Restructuring, of which $543 was included in research and development expenses and $76 was included in general and administrative expenses. All employee severance costs related to the 2007 Restructuring were paid by December 31, 2007.

        In connection with the 2007 Restructuring, we committed to pay future cash retention bonuses to certain employees who were not given notice of termination in March 2007, contingent on their not voluntarily terminating their employment prior to December 31, 2007. Our net loss for the three and nine months ended September 30, 2007 included $110 and $230, respectively, of expense related to these cash retention bonuses, of which $68 and $147, respectively, was included in research and development expense, and $42 and $83, respectively, was included in general and administrative

18

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(unaudited)

(in thousands, except per share amounts)

14. Restructurings and Employee Severance Costs (Continued)

expenses. All of these cash retention bonuses were paid by December 31, 2007. We also granted stock options to all employees as part of an employee retention program. These options vested 50% on September 27, 2007 for all holders who had not voluntarily terminated their employment prior to that date, and 50% on March 27, 2008 for all holders who had not voluntarily terminated their employment prior to that date. The aggregate fair market value of the options was $1,332, which was recognized ratably, net of forfeitures, as compensation expense over the vesting period.

15. Income Tax Benefit

        During the nine months ended September 30, 2008 and 2007, we sold Pennsylvania research and development tax credits, resulting in the recognition of $303 and $533, respectively, of income tax benefits.

16. Proposed Asset Sales and Plan of Liquidation

        In September 2008, we announced that we had signed definitive asset purchase agreements with Novo Nordisk and BioGeneriX, providing for the sale of substantially all of our intellectual property assets in all-cash transactions for an aggregate purchase price of $43,000. The consummations of the Asset Sales are subject to certain customary closing conditions, including approval by our stockholders. The Asset Sales are the initial step in our contemplated Liquidation. Stockholder approval and adoption of the Plan of Liquidation will also be required for our Liquidation. Assuming stockholder approval of the Asset Sales and the Plan of Liquidation, we anticipate that, following the closing of the Asset Sales, our principal activity would be winding down our business.

         Novo Nordisk Asset Purchase Agreement—Our agreement with Novo Nordisk (the Novo Asset Purchase Agreement) provides for the sale to Novo Nordisk (the Novo Asset Sale) of (i) substantially all of our intellectual property assets, including substantially all of our intellectual property which relates to the discovery, research, development, commercialization or other exploitation of any compound or product developed for the use in the prevention or treatment of acquired or hereditary hemorrhagic disorders, (ii) our books, records, files and documents related to such assets, and (iii) our inventory of reagents related to the use of such assets or manufactured by us in connection with our collaboration with Novo Nordisk, for $21,000 in cash.

        Our Board of Directors unanimously approved the proposed transactions set forth in the Novo Asset Purchase Agreement. The closing of the proposed Novo Asset Sale is expected to occur in late 2008 or early 2009 and is subject to customary closing conditions, including stockholder approval and the closing of the BioGeneriX Asset Sale (as defined below). We may, however, terminate the Novo Asset Sale under certain circumstances. In connection with such termination, we must pay a termination fee of $1,000 to Novo Nordisk plus reimbursement of out-of-pocket expenses up to $500. If the Novo Asset Sale is not consummated because our stockholders do not approve the Novo Asset Sale, we are required to reimburse Novo Nordisk for its out-of-pocket expenses up to an aggregate of $500. In addition, the Novo Asset Sale contains certain other termination rights for Novo Nordisk and provides that, under specified circumstances, we may nonetheless be required to reimburse Novo Nordisk for its out-of-pocket expenses up to an aggregate of $500.

19

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(unaudited)

(in thousands, except per share amounts)

16. Proposed Asset Sales and Plan of Liquidation (Continued)

         BioGeneriX Asset Purchase Agreement—Our agreement with BioGeneriX (the BGX Asset Purchase Agreement, and jointly with the Novo Asset Purchase Agreement, the Asset Purchase Agreements) provides for the sale to BioGeneriX (the BGX Asset Sale) of (i) certain intellectual property which relates to the discovery, research, development, commercialization or other exploitation of any compound or product developed relating to G-CSF and intellectual property assets used to modify peptides and proteins for all indications, except for the right to use such intellectual property for use in the prevention or treatment of acquired or hereditary hemorrhagic disorders, (ii) our books, records, files and documents related to such assets, and (iii) our inventory of materials related to the use of such assets, for $22,000 in cash. The BGX Asset Purchase Agreement also contemplates that we and BioGeneriX will enter into a license agreement and a sublicense agreement immediately prior to the closing of the Asset Sales, pursuant to which we will license or sublicense to BioGeneriX certain intellectual property to be acquired by Novo Nordisk from us pursuant to the Novo Asset Purchase Agreement. At the closing of the Novo Asset Sale, we will assign such license agreement and sublicense agreement to Novo Nordisk.

        Our Board of Directors unanimously approved the proposed transactions set forth in the BGX Asset Purchase Agreement. The closing of the proposed BGX Asset Sale is expected to occur in late 2008 or early 2009, and is subject to customary closing conditions, including stockholder approval and the closing of the Novo Asset Sale. We may, however, terminate the BGX Asset Sale under certain conditions. In connection with such termination, we must pay a termination fee of $1,000 to BioGeneriX plus reimbursement of BioGeneriX's out-of-pocket expenses up to $500. If the BGX Asset Sale is not consummated because our stockholders do not approve the BGX Asset Sale, we are required to reimburse BioGeneriX for its out-of-pocket expenses up to an aggregate of $500. In addition, the BGX Asset Sale contains certain other termination rights for BGX and provides that, under specified circumstances, we may nonetheless be required to reimburse BioGeneriX for its out-of-pocket expenses in connection with the proposed transaction up to an aggregate of $500.

         Plan of Complete Liquidation and Dissolution—The Asset Sales are the initial step in our contemplated Liquidation, which was disclosed in further detail in our preliminary proxy statement filed with the SEC on October 16, 2008 in connection with the solicitation of stockholder approval of the Asset Sales and the Plan of Liquidation. Our Liquidation is contingent upon the approval and consummations of the Asset Sales. Assuming stockholder approval of the Asset Sales and stockholder approval and adoption of the Plan of Liquidation, we anticipate that, following the consummations of the Asset Sales, our principal activity would be winding down our business. Liquidating distributions, in an amount to be determined, are expected to begin shortly following the completion of the Asset Sales, but in no event earlier than 30 days after the closing of the Asset Sales.

  Liquidating Distributions

        If the Plan of Liquidation is approved and adopted and the Asset Sales are consummated, no earlier than 30 days after the closing of the Asset Sales we will file a certificate with the Delaware Secretary of State to dissolve the Company as a legal entity, complete the liquidation of our remaining assets, and satisfy (or make provisions to satisfy) our remaining obligations. We would take all steps necessary to reduce our operating expenses through the termination of employees and other

20

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(unaudited)

(in thousands, except per share amounts)

16. Proposed Asset Sales and Plan of Liquidation (Continued)

cost-cutting measures. We anticipate that an initial distribution of liquidation proceeds, if any, would be made to our stockholders no earlier than 30 days after the closing of the Asset Sales. We estimate that the aggregate amount ultimately distributed to our stockholders would be between $17,400 and $27,600, or $0.32 and $0.51 per share of our common stock. The most significant variables in the amount would be due to our contractual liability claims related to our real estate leases and the Warrants.

        We are unable to conclude at this time that it is probable that the Asset Sales will be consummated and that the Liquidation will be implemented due in part to the stockholders approval requirements mentioned above. If and when it becomes probable that the Asset Sales will be consummated and the Liquidation will be implemented, we may be required to recognize liabilities for severance payments, lease termination costs, impairment of long-lived assets, and obligations under the Registration Rights Agreement and the Warrants.

  Severance Payments

        The amount of severance benefits that would be payable to our officers and employees pursuant to their employment agreements or an employee severance plan established in August 2005, would be approximately $5,400, plus $200 of associated payroll taxes.

  Lease Termination Costs

        We lease office space for our corporate headquarters and operations in Horsham, Pennsylvania, consisting of approximately 40,000 square feet. We entered into the lease agreement for the facility in February 2002. The initial term of the lease ends in July 2022. In addition, in January 2007, we entered into a five-year lease agreement for approximately 6,800 square feet of office and warehouse space in Horsham, Pennsylvania. We have initiated negotiations to terminate the leases with our landlord. We currently do not know the amount of money we will be required to pay if terminations of the leases can be negotiated. If we are unable to negotiate terminations of our leases at acceptable terms, we may seek to sublease our corporate headquarters facility. Any sublease would require landlord consent, which may not be unreasonably withheld, conditioned or delayed pursuant to the lease agreement. We do not know whether we would be successful in identifying a subtenant and negotiating a sublease on acceptable terms, or if successful, how long it would take to complete such a transaction.

        As of September 30, 2008, our minimum future lease payments were approximately $11,100 (including related operating expenses). As of March 31, 2009, the anticipated date to vacate our facilities assuming the Asset Sales are consummated and the Liquidation is implemented, the remaining rental expense under the leases through the end of their respective initial terms is anticipated to be approximately $10,700 (including related operating expenses). In accordance with SFAS 146, Accounting for Accounting for Costs Associated with Exit or Disposal Activities, we will need to record a liability for the fair value of any costs that will continue to be incurred under our leases for their remaining terms without economic benefit to us at such time that we cease using the right conveyed by the contract (Cease-Use Date). For each operating lease, the fair value of the liability at the Cease-Use Date shall be determined based on the remaining lease rentals, reduced by estimated sublease rentals that could be reasonably obtained for the property, even if we do not intend to enter into a sublease.

21

Neose Technologies, Inc.

Notes to Financial Statements (Continued)

(unaudited)

(in thousands, except per share amounts)

16. Proposed Asset Sales and Plan of Liquidation (Continued)

  Long-Lived Tangible Assets

        If and when it becomes more likely than not that our long-lived tangible assets will be disposed of prior to their estimated useful lives, or other events or changes in circumstances indicate that their carrying amounts may not be recoverable, we will need to test those assets for recoverability in accordance with SFAS No. 144, Accounting for the Impairment of Disposal of Long-Lived Assets. As of September 30, 2008, the carrying value of our property and equipment was $12,612.

  Registration Payment Arrangements for Outstanding Shares and Warrant Shares

        Pursuant to the terms of the Registration Rights Agreement entered into in connection with our March 2007 equity financing, and the amendment thereto, the holders of shares and Warrant shares subject to the Registration Rights Agreement, as amended, have the right to certain liquidated damages from us if, among other things, their shares remain outstanding after we cease to keep effective with the SEC a registration statement which allows such holders to sell such shares. If we liquidate following the consummations of the Asset Sales, the estimated contingent liability would be approximately $3,800. This amount may be reduced based upon the holdings of investors in our March 2007 equity financing as of the date we file a certificate with the Delaware Secretary of State to dissolve the Company as a legal entity.

  Warrant Value

        We sold through a private placement, 21,415 shares of our common stock and Warrants to purchase 9,637 shares of our common stock. The Warrants have an exercise price of $1.96 per share, a five-term and are immediately exercisable. The Warrants contain a net cash settlement feature, which is available to the Warrant holders at their option, in certain change of control circumstances, including the consummations of the Asset Sales. Under the net cash settlement feature, each Warrant holder has the option to receive, in exchange for each of its Warrants, an amount of cash equal to the value of such holder's Warrants as of the trading day immediately prior to the public announcement of the consummations of the Asset Sales, if it occurs, determined in accordance with the Black-Scholes option pricing formula, using inputs defined in the Warrants. As of September 30, 2008, the net cash settlement value of the Warrants was $2,530. This value is not fixed. The Warrant Value changes under the Black-Scholes option pricing formula with the volatility of the price of our stock. This option would be exercisable during the period beginning on the date of the closing of the Asset Sales and ending on the date 30 days thereafter. The Warrants require use of a 100-day volatility rate to calculate the Warrant Value. We estimate the range of the final aggregate Warrant Value would be between $100 and $4,600. This range is broad due to the broad range of reasonably possible volatility rates during the 100 days prior to the valuation date.

22

Item 2.    Management's Discussion and Analysis of Financial Condition and Results of Operations

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION ACT OF 1995

        This report includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts and include, but are not limited to, statements about our plans, objectives, representations and contentions that typically may be identified by use of terms such as "anticipate," "believe," "estimate," "plan," "may," "expect," "intend," "could," "potential," and similar expressions, although some forward-looking statements are expressed differently. These forward-looking statements include, among others, statements about our:

  •
  estimate that our existing cash and cash equivalents, expected proceeds from collaborations and license agreements, assuming neither Asset Sale is consummated, and interest income should be sufficient to meet our operating and capital requirements (including payment of all costs and potential expense reimbursements related to the Asset Sales) through the second quarter of 2009;

  •
  expected losses;

  •
  expectations for future capital requirements;

  •
  expectations regarding net cash utilization and changes in operating expenses;

  •
  expectations regarding our stock price and continued listing on NASDAQ;

  •
  expectations regarding the quotation of our stock on the Pink Sheets or the OTC BB or both

  •
  expectations regarding the scope and expiration of patents;

  •
  expectations regarding the timing of non-clinical activities, regulatory meetings and submissions, as well as the progression of clinical trials, for GlycoPEG-GCSF and GlycoPEG-Factor VIIa;

  •
  expectations for the development of long-acting versions of G-CSF, Factor VIIa, Factor VIII and Factor IX, and subsequent proprietary drug candidates;

  •
  expectations for generating revenue;

  •
  expectations regarding the timing and character of new or expanded collaborations and for the performance of our existing collaboration partners in connection with the development and commercialization of products incorporating our technology;

  •
  expectations regarding the timing and amount of cash distributions of liquidation proceeds to our stockholders pursuant to the Liquidation;

  •
  expectations regarding contractual liability claims related to our real estate leases;

  •
  expectations regarding the cash payment value for the Warrants; and

  •
  expectations regarding our ability to satisfy our obligations without resorting to bankruptcy protection.

        You should be aware that the forward-looking statements included in this report represent management's current judgment and expectations, but our actual results, events and performance could differ materially from those in the forward-looking statements. Potential risks and uncertainties that could affect our actual results include the following:

  •
  our ability to obtain the funds necessary for our operations;

  •
  our ability to meet forecasted timelines due to internal or external causes;

  •
  unfavorable non-clinical and clinical results for our product candidates or product categories;

23

  •
  regulatory developments that adversely affect our ability to market our products or obtain government approvals;

  •
  our ability to develop commercial-scale manufacturing processes for our products and reagents, either independently or in collaboration with others;

  •
  the performance of our contract manufacturers;

  •
  our ability to enter into and maintain collaborative arrangements;

  •
  our ability to obtain adequate sources of proteins and reagents;

  •
  our ability to develop and commercialize products without infringing the patent or intellectual property rights of others;

  •
  our ability to expand and protect our intellectual property and to operate without infringing the rights of others;

  •
  our ability and our collaborators' ability to develop and commercialize therapeutic proteins and our ability to commercialize our technology;

  •
  our ability to attract and retain key personnel;

  •
  the ability of our stockholders to trade our common stock on NASDAQ;

  •
  our ability to compete successfully in an intensely competitive field;

  •
  the risk that the Asset Sales will not be completed;

  •
  the risk that our stockholders approve the Asset Sales, but vote against the Plan of Liquidation; and

  •
  general economic conditions.

        These and other risks and uncertainties that could affect our actual results are discussed in this report and in our other filings with the SEC, particularly in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2007 in the section entitled "Risk Factors."

        Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, events, levels of activity, performance, or achievements. We do not assume responsibility for the accuracy and completeness of the forward-looking statements other than as required by applicable law. We do not undertake any duty to update any of the forward-looking statements after the date of this report to conform them to actual results, except as required by the federal securities laws.

        You should read this section in combination with the section entitled Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2007, included in our Annual Report on Form 10-K for the year ended December 31, 2007.

Overview

        We are a clinical-stage biopharmaceutical company focused on the development of next-generation therapeutic proteins, which we believe will be competitive with best-in-class protein drugs currently on the market. We have two therapeutic protein candidates in clinical trials: GlycoPEG-GCSF and GlycoPEG-FVIIa, and two therapeutic protein candidates in the research stage: GlycoPEG-FVIII and GlycoPEG-FIX.

        GlycoPEG-GCSF is a long-acting version of G-CSF that we are co-developing with BioGeneriX AG, a company of the ratiopharm Group. G-CSF is prescribed to stimulate production of neutrophils (a type of white blood cell) and is approved for sale in major markets around the world for treatment of neutropenia associated with myelosuppressive chemotherapy. In June 2008, BioGeneriX initiated a Phase II study to evaluate the safety and efficacy of GlycoPEG-GCSF for the treatment of neutropenia

24

associated with myelosuppressive chemotherapy. The study will compare three doses of GlycoPEG-GCSF to the standard, fixed 6 mg dose of Neulasta®. In addition to safety and tolerability, the study will evaluate the duration of severe neutropenia in cycle 1, defined as grade 4 neutropenia (ANC < 0.5 × 109/L) and the incidence of febrile neutropenia in cycles 1, 2, 3 and 4 and across all cycles. We expect completion of this Phase II study during the first half of 2009. In November 2007, we reported data from two Phase I clinical trials. That data demonstrated that GlycoPEG-GCSF is a potent stimulator of neutrophils and mobilizer of peripheral blood progenitor cells, and that at comparable doses to Neulasta® (Amgen's marketed, long-acting G-CSF), GlycoPEG-GCSF demonstrated a 60% greater bioavailability, leading to a 30% increase in the generation of neutrophils.

        GlycoPEG-FVIIa is a long-acting form of recombinant Factor VIIa that is being developed by our partner, Novo Nordisk A/S, utilizing our GlycoPEGylation technology. Factor VIIa is used in the treatment of bleeding episodes and for the prevention of bleeding during surgery or invasive procedures in patients with congenital hemophilia with inhibitors to coagulation Factors VIII or IX. In June 2008, Novo Nordisk completed an initial Phase I clinical study that assessed the safety and pharmacokinetics of GlycoPEG-FVIIa in healthy volunteers. In the trial a significant prolongation of the half-life of GlycoPEG-FVIIa was observed. Novo Nordisk is also developing long-acting forms of recombinant Factor VIII and recombinant Factor IX utilizing our GlycoPEGylation technology. Factor VIII products are used in the treatment of Hemophilia A, and Factor IX products are used in the treatment of Hemophilia B.

        In January 2008, we announced the discontinuation of further development of NE-180, our product candidate intended for the treatment of anemia in patients with chronic kidney disease and cancer patients receiving chemotherapy. The decision to discontinue development was not due to any safety or efficacy concerns about NE-180, but was based on an evaluation of commercial prospects and the likelihood of entering into a timely collaboration for the compound in the context of increased safety concerns in the ESA category. In connection with the discontinuation of the NE-180 program, we reduced our workforce by approximately 35%. These actions allowed us to significantly reduce our expected cash expenditures and extend our cash runway by approximately one year. We paid cash severance benefits of approximately $0.9 million in connection with the workforce reduction, substantially all of which was paid out during the nine months ended September 30, 2008.

        We have incurred losses each year since inception. As of September 30, 2008, we had an accumulated deficit of $306,194. If the proposed Asset Sales, described below, are not consummated, we believe that our existing cash and cash equivalents, expected proceeds from collaborations and license arrangements and interest income should be sufficient to meet our operating and capital requirements (including payment of all costs and potential expense reimbursements related to the Asset Sales) through the second quarter of 2009, although changes in our collaborative relationships or our business, whether or not initiated by us, may cause us to deplete our cash and cash equivalents earlier than the second quarter of 2009.

  Proposed Asset Sales and Plan of Liquidation

        In September 2008, we announced that we had signed definitive asset purchase agreements with Novo Nordisk and BioGeneriX, providing for the sale of substantially all of our intellectual property assets in all-cash transactions for an aggregate purchase price of $43.0 million. The consummations of the Asset Sales are subject to certain customary closing conditions, including approval by our stockholders. The Asset Sales are the initial step in our contemplated Liquidation. Stockholder approval and adoption will also be required for the Plan of Liquidation.

         Novo Nordisk Asset Purchase Agreement—Our agreement with Novo Nordisk provides for the sale to Novo Nordisk of (i) substantially all of our intellectual property assets, including substantially all of our intellectual property which relates to the discovery, research, development, commercialization or

25

other exploitation of any compound or product developed for the use in the prevention or treatment of acquired or hereditary hemorrhagic disorders, (ii) our books, records, files and documents related to such assets, and (iii) our inventory of reagents related to the use of such assets or manufactured by us in connection with our collaboration with Novo Nordisk, for $21.0 million in cash.

        Our Board of Directors unanimously approved the proposed transactions set forth in the Novo Asset Purchase Agreement. The closing of the proposed Novo Asset Sale is expected to occur in late 2008 or early 2009 and is subject to customary closing conditions, including stockholder approval and the closing of the BioGeneriX Asset Sale. We may, however, terminate the Novo Asset Sale under certain circumstances. In connection with such termination, we must pay a termination fee of $1.0 million to Novo Nordisk plus reimbursement of out-of-pocket expenses up to $0.5 million. If the Novo Asset Sale is not consummated because our stockholders do not approve the Novo Asset Sale, we are required to reimburse Novo Nordisk for its out-of-pocket expenses up to an aggregate of $0.5 million. In addition, the Novo Asset Sale contains certain other termination rights for Novo Nordisk and provides that, under specified circumstances, we may nonetheless be required to reimburse Novo Nordisk for its out-of-pocket expenses up to an aggregate of $0.5 million.

         BioGeneriX Asset Purchase Agreement—Our agreement with BioGeneriX provides for the sale to BioGeneriX of (i) certain intellectual property which relates to the discovery, research, development, commercialization or other exploitation of any compound or product developed relating to G-CSF and intellectual property assets used to modify peptides and proteins for all indications, except for the right to use such intellectual property for use in the prevention or treatment of acquired or hereditary hemorrhagic disorders, (ii) our books, records, files and documents related to such assets, and (iii) our inventory of materials related to the use of such assets, for $22.0 million in cash. The BGX Asset Purchase Agreement also contemplates that we and BioGeneriX will enter into a license agreement and a sublicense agreement immediately prior to the closing of the Asset Sales, pursuant to which we will license or sublicense to BioGeneriX certain intellectual property to be acquired by Novo Nordisk from us pursuant to the Novo Asset Purchase Agreement. At the closing of the Novo Asset Sale, we will assign such license agreement and sublicense agreement to Novo Nordisk.

        Our Board of Directors unanimously approved the proposed transactions set forth in the BGX Asset Purchase Agreement. The closing of the proposed BGX Asset Sale is expected to occur in late 2008 or early 2009, and is subject to customary closing conditions, including stockholder approval and the closing of the Novo Asset Sale. We may, however, terminate the BGX Asset Sale under certain conditions. In connection with such termination, we must pay a termination fee of $1.0 million to BioGeneriX plus reimbursement of BioGeneriX's out-of-pocket expenses up to $0.5 million. If the BGX Asset Sale is not consummated because our stockholders do not approve the BGX Asset Sale, we are required to reimburse BioGeneriX for its out-of-pocket expenses up to an aggregate of $0.5 million. In addition, the BGX Asset Sale contains certain other termination rights for BGX and provides that, under specified circumstances, we may nonetheless be required to reimburse BioGeneriX for its out-of-pocket expenses in connection with the proposed transaction up to an aggregate of $0.5 million.

         Plan of Complete Liquidation and Dissolution—The Asset Sales are the initial step in our contemplated Liquidation, which was disclosed in further detail our preliminary proxy statement filed with the SEC on October 16, 2008, in connection with the solicitation of stockholder approval of the Asset Sales and approval and adoption of the Plan of Liquidation. The Liquidation is contingent upon the approval and consummations of the Asset Sales. Assuming stockholder approval of the Asset Sales and the approval and adoption of the Plan of Liquidation, we anticipate that, following the closing of the Asset Sales, our principal activity would be winding down our business.

26

  Liquidating Distributions

        If the Plan of Liquidation is approved and the Asset Sales are consummated, no earlier than 30 days after the closing of the Asset Sales we will file a certificate with the Delaware Secretary of State to dissolve the Company as a legal entity, complete the liquidation of our remaining assets, and satisfy (or make provisions to satisfy) our remaining obligations. We would take all steps necessary to reduce our operating expenses through the termination of employees (see Severance Payments below), and other cost-cutting measures. We anticipate that an initial distribution of liquidation proceeds, if any, would be made to our stockholders no earlier than 30 days after the closing of the Asset Sales. We estimate that the aggregate amount ultimately distributed to our stockholders would be between $17.4 million and $27.6 million, or $0.32 and $0.51 per share of our common stock. The most significant variables in the amount would be due to our contractual liability claims related to our real estate leases and the Warrants.

        We are unable to conclude at this time that it is probable that the Asset Sales will be consummated and that the Plan of Liquidation will be implemented due in part to the stockholders approval requirements mentioned above. If and when it becomes probable that the Asset Sales will be consummated and the Liquidation will be implemented, we may be required to recognize liabilities for severance payments, lease terminations costs, impairment of long-lived assets, and obligations under the Registration Rights Agreement and the Warrants.

  Severance Payments

        The amount of severance benefits that would be payable to our officers and employees pursuant to their employment agreements or an employee severance plan established in August 2005, would be approximately $5.4 million, plus $0.2 million of associated payroll taxes.

  Lease Termination Costs

        We lease office space for our corporate headquarters and operations at 102 Rock Road in Horsham, Pennsylvania, consisting of approximately 40,000 square feet. We entered into the lease agreement for the facility in February 2002. The initial term of the lease ends in July 2022. In addition, in January 2007, we entered into a five-year lease agreement for approximately 6,800 square feet of office and warehouse space in Horsham, Pennsylvania. We have initiated negotiations to terminate the leases with our landlord. We currently do not know the amount of money we will be required to pay if terminations of the leases can be negotiated. If we are unable to negotiate terminations of our leases at acceptable terms, we may seek to sublease our corporate headquarters facility. Any sublease would require landlord consent, which may not be unreasonably withheld, conditioned or delayed pursuant to the lease agreement. We do not know whether we would be successful in identifying a subtenant and negotiating a sublease on acceptable terms, or if successful, how long it would take to complete such a transaction.

        As of September 30, 2008, our minimum future lease payments were approximately $11.1 million (including related operating expenses). As of March 31, 2009, the anticipated date to vacate our facilities assuming the Asset Sales are consummated and the Plan of Liquidation is implemented, the remaining rental expense under the leases through the end of their respective initial terms is anticipated to be approximately $10.7 million (including related operating expenses). In accordance with SFAS 146, Accounting for Accounting for Costs Associated with Exit or Disposal Activities, we will need to record a liability for the fair value of any costs that will continue to be incurred under our leases for their remaining terms without economic benefit to us at the Cease-Use Date. For each operating lease, the fair value of the liability at the Cease-Use Date shall be determined based on the remaining lease rentals, reduced by estimated sublease rentals that could be reasonably obtained for the property, even if we do not intend to enter into a sublease.

27

  Long-Lived Tangible Assets

        If and when it becomes more likely than not that our long-lived tangible assets will be disposed of prior to their estimated useful lives, or other events or changes in circumstances indicate that their carrying amounts may not be recoverable, we will need to test those assets for recoverability in accordance with SFAS No. 144, Accounting for the Impairment of Disposal of Long-Lived Assets. As of September 30, 2008, the carrying value of our property and equipment was $12.6 million.

  Registration Payment Arrangements for Outstanding Shares and Warrant Shares

        Pursuant to the terms of the Registration Rights Agreement entered into in connection with our March 2007 equity financing, and the amendment thereto, the holders of shares and Warrant shares subject to the Registration Rights Agreement, as amended, have the right to certain liquidated damages from us if, among other things, their shares remain outstanding after we cease to keep effective with the SEC a registration statement which allows such holders to sell such shares. If we liquidate following the consummations of the Asset Sales, the estimated contingent liability would be approximately $3.8 million. This amount may be reduced based upon the holdings of investors in our March 2007 equity financing as of the date we file a certificate with the Delaware Secretary of State to dissolve the Company as a legal entity.

  Warrant Value

        We sold through a private placement, 21,415 shares of our common stock and Warrants to purchase 9,637 shares of our common stock. The Warrants have an exercise price of $1.96 per share, a five-year term and are immediately exercisable. The Warrants contain a net cash settlement feature, which is available to the Warrant holders at their option, in certain change of control circumstances, including the consummations of the Asset Sales. Under the net cash settlement feature, each Warrant holder has the option to receive, in exchange for each of its Warrants, an amount of cash equal to the value of such holder's Warrants as of the trading day immediately prior to the public announcement of the consummations of the Asset Sales, if it occurs, determined in accordance with the Black-Scholes option pricing formula, using inputs defined in the Warrants. As of September 30, 2008, the net cash settlement value of the Warrants was $2.5 million. This value is not fixed. The Warrant Value changes under the Black-Scholes option pricing formula with the volatility of the price of our stock. This option would be exercisable during the period beginning on the date of the closing of the Asset Sales and ending on the date 30 days thereafter. The Warrants require use of a 100-day volatility rate to calculate the Warrant Value. We estimate the range of the final aggregate Warrant Value would be between $0.1 million and $4.6 million. This range is broad due to the broad range of reasonably possible volatility rates during the 100 days prior to the valuation date.

  Potential NASDAQ Delisting of Common Stock

        Our common stock is currently traded on NASDAQ under the symbol "NTEC". Since early 2008, we have received correspondence from the Department indicating our non-compliance with various NASDAQ Marketplace Rules. We are currently in the process of appealing these determinations before the Panel. A date for the appeal hearing has not yet been determined. There can be no assurance that the Panel will grant our request for continued listing, particularly in view of our previously announced Asset Sales and Liquidation. In the event that the Panel denies our request for continued listing we expect that our common stock will be eligible for quotation on the Pink Sheets or the OTC BB or both.

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Liquidity and Capital Resources

  Overview

        We had $7.1 million in cash and cash equivalents as of September 30, 2008, compared to $19.3 million as of December 31, 2007. The decrease was due to the continued funding of our operating activities, including the costs associated with the discontinuation of our NE-180 program, and debt repayments. We anticipate the spending, net of cash expected to be received for research and development funding reimbursement from our collaborators, for the fourth quarter of 2008 to be approximately $4.1 million. This includes approximately $1.2 million of costs anticipated to be incurred in connection with the proposed Asset Sales and Plan of Liquidation, with the remaining amount needed to fund our operating activities, capital expenditures and debt repayments.

        The development of next-generation proprietary protein therapeutics, which we are pursuing both independently and in collaboration with selected partners, will require substantial expenditures by us and our collaborators. We plan to continue financing our operations through private and public offerings of equity securities, proceeds from debt financings, and proceeds from existing and future collaborative agreements. Other than proceeds from our collaborations with Novo Nordisk and BioGeneriX, and any future collaborations with others, we do not expect to generate significant revenues until such time as products using our technology are commercialized, which is not expected during the next several years. We expect an additional several years to elapse before we can expect to generate sufficient cash flow from operations to fund our operating and investing requirements. Assuming neither Asset Sale is consummated, we believe that our existing cash and cash equivalents, expected revenue from collaborations and license arrangements, and interest income should be sufficient to meet our operating and capital requirements (including payment of all costs and potential expense reimbursements related to the Asset Sales) through the second quarter of 2009, although changes in our collaborative relationships or our business, whether or not initiated by us, may cause us to deplete our cash and cash equivalents. Assuming neither Asset Sale is consummated, we must obtain additional financing in order to continue our operations beyond the second quarter of 2009. There are no assurances that funding will be available when we need it on terms we that we find favorable, if at all. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may seek further stockholder approval to dissolve or we may file for, or be forced to resort to, bankruptcy protection. Any decision to seek further stockholder approval to dissolve or to file for, or be forced to resort to bankruptcy protection, may occur at any point during or before the second quarter of 2009.

  Operating Activities

        Net cash used in operating activities was $11.7 million and $23.3 million during the nine months ended September 30, 2008 and 2007, respectively. Our net loss for the nine months ended September 30, 2008 and 2007 was $11.3 million and $25.3 million, respectively. Our net loss for the nine months ended September 30, 2008 and 2007 included non-cash income of $3.2 million and $3.3 million, respectively, relating to a decrease in the fair value of our Warrant liability. Revenues were $1.6 million higher during the nine months ended September 30, 2008 compared to the same period in 2007 primarily due to the reimbursement of research and development costs under our collaborations with BioGeneriX. During the nine months ended September 30, 2008, we received $3.2 million of milestone payments from one of our collaborators, which also contributed to the reduction of cash used compared to $1.8 million received in milestone payments during the same period in 2007. Research and development costs decreased by $13.3 million from during the nine months ended September 30, 2008 compared to the same period in 2007, due to the discontinuation of our NE-180 program and were partially offset by a $0.4 million increase of external costs incurred under our collaborations with Novo Nordisk and BioGeneriX. Fluctuations in operating items vary

29

period-to-period due to, among other factors, the timing of research and development activities, such as the initiation and progress of clinical trials and non-clinical studies.

  Investing Activities

        During the nine months ended September 30, 2008 and 2007, we invested $33,000 and $3.4 million, respectively, in property and equipment. In February 2007, we completed construction of leasehold improvements to a facility that we lease in Horsham, Pennsylvania (Rock Road Facility). We anticipate additional capital expenditures during the remainder of 2008 of approximately $0.2 million.

  Financing Activities

  Equity Financing Activities

        In March 2007, we sold, through a private placement, 21.4 million shares of our common stock and Warrants to purchase 9.6 million shares of our common stock, at a price of $2.02 per unit, which generated net proceeds of $40.5 million. Each unit consisted of one share of our common stock and a Warrant to purchase 0.45 shares of our common stock. The Warrants have a five-year term and an exercise price of $1.96 per share.

  Debt Financing Activities

        Our total debt decreased to $0.3 million as of September 30, 2008, compared to $0.8 million as of December 31, 2007. This decrease primarily resulted from planned debt principal repayments of $0.9 million and was partially offset by $0.4 million in proceeds from the issuance of debt to finance insurance policy premiums.

  Note Payable Secured by Insurance Policies

        In March 2008, we borrowed $0.4 million to finance insurance policy premiums due on certain insurance policies. The insurance policy premiums, net of amortization, are included in prepaid expenses and other current assets on our Balance Sheet as of September 30, 2008. We are required to pay $34,000 of principal and interest during each of the eleven months beginning on March 15, 2008 and ending on January 15, 2009. The interest is calculated based on an annual percentage rate of 4.1%. To secure payment of the amounts financed, we granted the lender a security interest in (i) all unearned premiums or dividends payable under the policies, (ii) loss payments which may reduce the unearned premiums, subject to any mortgagee or loss payee interests, and (iii) any interest in any state guarantee fund relating to the policies.

  Capital Lease Obligations

        The terms of our capital leases require us to make monthly payments through February 2012. As of September 30, 2008, the present value of aggregate minimum lease payments under these agreements was $0.2 million. Under these agreements, we will be required to make lease payments totaling $0.1 million during the twelve months ending September 30, 2009.

  Operating Leases

        We lease laboratory, office, warehouse facilities, and equipment under operating lease agreements. In 2002, we entered into a lease agreement for our Rock Road Facility. The initial term of this lease ends 2022, at which time we have an option to extend the lease for an additional five years, followed by another option to extend the lease for an additional four and one-half years. This lease contains escalation clauses, under which the base rent increases annually by 2%. In January 2007, we entered into a five-year lease agreement for approximately 6,800 square feet of office and warehouse space in Horsham, Pennsylvania.

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Summary of Contractual Obligations

        A summary of our obligations to make future payments under contracts existing as of December 31, 2007 is included in Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations, of our Annual Report on Form 10-K for the year ended December 31, 2007. The disclosure of obligations related to operating leases included the base rent associated with our Rock Road Facility lease, but did not include the required operating expenses to be paid to the landlord. If those required operating expenses had been included, the disclosed amount would have been increased by $3.5 million, or approximately $231,000 for each remaining year of the lease term. The Liquidity and Capital Resources section of this Form 10-Q describes obligations from any material contracts entered into during the nine months ended September 30, 2008.

Off-Balance Sheet Arrangements

        We are not involved in any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect that is material to investors on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources.

Critical Accounting Policies and Estimates

        A discussion of our critical accounting policies and estimates is included in Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations, of our Annual Report on Form 10-K for the year ended December 31, 2007. Except as described below, there have not been any changes or additions to our critical accounting policies during the nine months ended September 30, 2008.

  Stock-based Employee Compensation

        The fair value of share-based awards is recognized as expense over the requisite service period, net of estimated forfeitures. We rely primarily on historical experience to estimate expected forfeitures and adjust the annualized forfeiture rate if our historical experience indicates that an adjustment is necessary. During the first quarter of each year, we re-evaluate our forfeiture rate. For the nine months ended September 30, 2008, based on our historical experience of option pre-vesting cancellations, we have assumed an annualized forfeiture rate of 34% for our stock options granted to individuals not terminated as a result of a restructuring of our operations. For employees terminated as a result of the restructurings in 2008, 2007 and 2006, we have assumed an annualized forfeiture rate of 100%. For the nine months ended September 30, 2007, we assumed an annualized forfeiture rate of 17% for our stock options granted to individuals not terminated as a result of a restructuring of our operations. Under the provisions of SFAS No. 123R, we will record additional expense if the actual forfeiture rate is lower than we estimated, and will record a recovery of prior expense if the actual forfeiture is higher than we estimated.

Results of Operations

        We recorded a net loss of $4.4 million and $11.3 million during the three and nine months ended September 30, 2008, respectively, compared to net losses of $2.5 million and $25.3 million for the corresponding periods in 2007. The following sections explain the changes between the reporting periods in each component of net loss.

  Revenue from Collaborative Agreements

        Our revenue from collaborative agreements has historically been derived from a few major collaborators. Our collaborative agreements provide for some or all of the following elements: license

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fees, research and development funding, milestone revenues, and royalties on product sales. A summary of revenue recognized under our collaborative agreements during the three and nine months ended September 30, 2008 and 2007 is presented in the following table (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
Novo Nordisk
Research and development funding	$339	$1,740	$3,829	$3,874
License fees	221	216	607	529

	560	1,956	4,436	4,403

BioGeneriX
Research and development funding	1,429	661	3,210	1,654
License fees	14	14	42	42

	1,443	675	3,252	1,696

	$2,003	$2,631	$7,688	$6,099

        Revenue from collaborative agreements during the three and nine months ended September 30, 2008 was $2.0 million and $7.7 million, respectively, compared to $2.6 million and $6.1 million for the corresponding periods in 2007. The decrease in revenue for the three month period ended September 30, 2008 compared to 2007 was primarily due to a $1.4 million decrease in research and development funding from Novo Nordisk and was partially offset by an $0.8 million increase in research and development funding from BioGeneriX. The increase in revenue for the nine month period ended September 30, 2008 compared to 2007 was due to increased research and development funding from BioGeneriX.

        Material cash inflows from proprietary drug development projects are highly uncertain, and we cannot reasonably estimate the period in which we will begin to receive, if ever, material net cash inflows from our major research and development projects. Cash inflows from development-stage products are dependent on several factors, including entering into collaborative agreements, the achievement of certain milestones, and regulatory approvals. We may not receive milestone payments from any existing or future collaborations if a development-stage product fails to meet technical or performance targets or fails to obtain the required regulatory approvals. Further, our revenues from collaborations will be affected by the levels of effort committed and made by our collaborative partners. Even if we achieve technical success in developing drug candidates, our collaborative partners may discontinue development, may not devote the resources necessary to complete development and commence marketing of these products, or they may not successfully market potential products.

  Research and Development Expense

        We have two therapeutic protein candidates in clinical trials: GlycoPEG-GCSF and GlycoPEG-FVIIa, and two therapeutic protein candidates in the research stage: GlycoPEG-FVIII and GlycoPEG-FIX.

        In January 2008, we announced the discontinuation of further development of NE-180, our product candidate intended for the treatment of anemia in patients with chronic kidney disease and cancer patients receiving chemotherapy. The decision to discontinue development was not due to any safety or efficacy concerns about NE-180, but was based on an evaluation of commercial prospects and the likelihood of entering into a timely collaboration for the compound in the context of increased safety concerns in the ESA category. Throughout 2007, we incurred costs for the development of NE-180, including process, non-clinical and clinical development. During the three months ended

32

September 30, 2008, we did not incur any external costs related to the cessation of clinical development activities for NE-180. During the nine months ended September 30, 2008, we incurred $2.1 million of external costs related to the cessation of clinical development activities for NE-180.

        A summary of research and development expenses during the three and nine months ended September 30, 2008 and 2007 is presented in the following table (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
Payroll	$762	$1,288	$3,024	$5,349
Facilities	411	452	1,226	1,457
Clinical and non-clinical studies (NE-180)	(51)	1,926	2,336	4,626
Purchased materials:
GlycoPEG-GCSF	1,355	526	2,801	1,395
Hemostasis compounds	43	1,521	2,315	3,302
NE-180	—	3,424	352	6,629
Laboratory supplies, maintenance, outside services, and consulting	268	733	1,145	2,909
Funded research and license fees	126	236	570	638
Depreciation and stock compensation	440	629	1,266	1,984

	$3,354	$10,735	$15,035	$28,289

        Our research and development expenses during the three months ended September 30, 2008 were $3.4 million compared to $10.7 million for the corresponding period in 2007. The decrease during the 2008 period as compared to the 2007 period was primarily due to $5.4 million of lower external costs incurred for the NE-180 program during the 2008 period, $1.5 million of lower purchased material costs incurred for our hemostasis compound programs during the 2008 period, $0.7 million of lower payroll and stock compensation resulting from the restructurings that were implemented in 2007 and 2008, and $0.5 million of lower supplies, maintenance costs and lab services related to lower staffing levels. These decreases were partially offset by $0.8 million of additional purchased material costs incurred for our GlycoPEG-GCSF program during the 2008 period.

        Our research and development expenses during the nine months ended September 30, 2008 were $15.0 million compared to $28.3 million for the corresponding period in 2007. The decrease in research and development expenses during the 2008 period as compared to the 2007 period was primarily due to $8.6 million of lower external costs incurred for the NE-180 program during the 2008 period, $3.3 million of lower payroll, stock compensation and facilities costs resulting from the restructurings that were implemented in 2007 and 2008, $1.8 million of lower supplies, maintenance costs and lab services related to lower staffing levels, and $1.0 million of lower purchased material costs incurred for our hemostasis compound programs during the 2008 period. These decreases were partially offset by $1.4 million of additional purchased material costs incurred for our GlycoPEG-GCSF program during the 2008 period.

        Our research and development projects are divided between two categories: (i) GlycoPEGylation, and (ii) Other Glycotechnology Programs, which included projects investigating opportunities to use our

33

enzymatic technologies in other areas, such as glycolipids. The following chart sets forth our projects in each of these categories and the stage to which each has been developed:

Development Stage
GlycoPEGylation:
GlycoPEG-GCSF	Clinical (Phase II)
GlycoPEG-FVIIa	Clinical (Phase I)
GlycoPEG-FIX	Research
GlycoPEG-FVIII	Research
NE-180	Discontinued
Other Glycotechnology Programs:
Non-protein therapeutic applications	Discontinued

        The process of bringing drugs from the preclinical research and development stage through Phase I, Phase II, and Phase III clinical trials to FDA or other regulatory approval is time consuming and expensive. Because our announced product candidates are currently in the research or early clinical and preclinical stages, and there are a variety of potential intermediate clinical and non-clinical outcomes that are inherent in drug development, we cannot reasonably estimate either the timing or costs we will incur to complete these research and development projects. In addition, the timing and costs to complete our research and development projects will be affected by the timing and nature of any collaboration agreements we may enter into with a third party, neither of which we can currently estimate.

        Our research and development expenses include both direct expenses related to our research and development projects and indirect expenses. Direct expenses include salaries and other costs of personnel, raw materials, and supplies for each project. We may also incur third-party costs related to each project, such as clinical and non-clinical development costs, purchased materials, contract research, and consulting costs. Indirect expenses include depreciation expense and the costs of operating and maintaining our facilities, property, and equipment, to the extent used for our research and development projects, as well as the costs of general management of our research and development projects.

  GlycoPEGylation

        Our GlycoPEGylation expenses result primarily from development activities, including process, clinical and non-clinical development, associated with our proprietary drug development programs. GlycoPEGylation expenses for the three months ended September 30, 2008 were $2.0 million compared to $9.0 million for the corresponding 2007 period. These expenses decreased primarily due to $6.8 million of lower payroll and external costs incurred for the NE-180 program, $1.3 million of lower payroll and purchased material costs incurred during the three months ended September 30, 2008 for our hemostasis compound programs compared to the same period in 2007, and were partially offset by a $1.0 million increase in payroll and purchased material costs during the three month period ended September 30, 2008 for our GlycoPEG-GCSF program compared to the same period in 2007.

        GlycoPEGylation expenses for the nine months ended September 30, 2008 were $10.5 million compared to $21.4 million for the corresponding 2007 period. These expenses decreased primarily due to $12.8 million of lower payroll and external costs incurred for the NE-180 program and $0.2 million of lower payroll and purchased material costs incurred during the nine months ended September 30, 2008 for our hemostasis compound programs compared to the same period in 2007 and were partially offset by $2.0 million of additional payroll and purchased material costs incurred during the nine months ended September 30, 2008 for our GlycoPEG-GCSF program compared to the same period in 2007.

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  Other Glycotechnology Programs

        Research and development expenses related to our Other Glycotechnology Programs, were $15,000 and $51,000 for the three and nine months ended September 30, 2008, respectively, compared to $9,000 and $47,000 for the corresponding periods in 2007. In connection with the proposed Asset Sales, we discontinued further research and development work on our Other Glycotechnology Programs during the third quarter of 2008.

  Indirect expenses

        The following table illustrates costs incurred during the three and nine months ended September 30, 2008 and 2007 for indirect expenses (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
Indirect expenses:
Payroll	$356	$333	$1,251	$1,826
Facilities	411	452	1,226	1,457
Funded research and license fees	126	236	570	638
Depreciation and stock compensation	440	629	1,266	1,984
Other	—	30	150	919

	$1,333	$1,680	$4,463	$6,824

        Indirect research and development expenses for the three and nine months ended September 30, 2008 were $1.3 million and $4.5 million, respectively, compared to $1.7 million and $6.8 million for the corresponding periods in 2007. The decrease during the three months ended September 30, 2008 compared to the corresponding 2007 period was primarily due to $0.2 million of lower payroll, stock compensation and facilities costs resulting from the restructurings that were implemented in 2007 and 2008. The decrease during the nine months ended September 30, 2008 compared to the corresponding 2007 period was primarily due to $1.5 million of lower payroll, stock compensation and facilities costs resulting from the restructurings that were implemented in 2007 and 2008, and $0.8 million of lower supplies, maintenance costs and lab services for the 2008 period compared to corresponding 2007 period related to lower staffing levels.

  General and Administrative Expense

        A summary of general and administrative expenses during the three and nine months ended September 30, 2008 and 2007 is presented in the following table (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
Payroll	$600	$886	$2,702	$3,081
Intellectual Property	74	559	1,152	1,577
Legal and Accounting	779	89	1,532	424
Depreciation and Stock Compensation	97	378	315	1,158
Other	1,194	648	2,084	1,833

	$2,744	$2,560	$7,785	$8,073

        General and administrative expenses increased during the three months ended September 30, 2008 to $2.7 million from $2.6 million for the corresponding period in 2007. The increase for the three months ended September 30, 2008 compared to the corresponding 2007 period was primarily due to

35

$0.7 million of higher legal costs incurred in connection with the proposed Asset Sales and Plan of Liquidation and $0.8 million of financial advisory fees incurred in connection with the proposed Asset Sales, (included in other general and administrative costs), and was partially offset by $0.6 million of lower payroll and stock compensation related to the restructurings that were implemented in 2007 and 2008, $0.5 million of lower intellectual property costs and $0.2 million of other general and administrative expenses.

        General and administrative expenses decreased during the nine months ended September 30, 2008 by $0.3 million from $8.1 million for the corresponding period in 2007. The decrease for the nine month period ended September 30, 2008 compared to the corresponding 2007 period was primarily due to $1.2 million of lower stock compensation related to the restructurings implemented in 2007 and 2008, $0.4 million of lower intellectual property costs, and a decrease of $0.5 million of other general and administrative expenses (excluding the financial advisory fees mentioned below) and was partially offset by $1.1 million of higher legal costs incurred in connection with the proposed Asset Sales and Plan of Liquidation and $0.8 million of financial advisory fees incurred in connection with the proposed Asset Sales (included in other general and administrative costs). The nine month periods ended September 30, 2008 and 2007 included $0.7 million and $0.1 million, respectively, of severance costs related to the restructurings implemented during those respective periods.

  Other Income and Expense

        In connection with the sale of our common stock and Warrants to purchase shares of our common stock in March 2007, we recorded the Warrants as a liability at their initial fair value using the Black-Scholes option-pricing model and revalue them at each reporting date until they are exercised or expire. Changes in the fair value of the Warrants are reported in our Statements of Operations as non-operating income or expense. We recorded non-operating expense of $0.4 million during the three months ended September 30, 2008, and non-operating income of $3.2 million during the nine months ended September 30, 2008, related to the increase and decrease in fair value of these Warrants primarily as a result of a decrease and an increase in the market price of our common stock during the three and nine months ended September 30, 2008, respectively. We recorded non-operating income of $7.8 million and $3.3 million during the three and nine months ended September 30, 2007, respectively. The market price for our common stock has been and may continue to be volatile. Consequently, future fluctuations in the price of our common stock may cause significant increases or decreases in the fair value of these Warrants.

        Interest income during the three and nine months ended September 30, 2008 was $56,000 and $303,000, respectively, compared to $421,000 and $1,195,000 for the corresponding periods in 2007. The decrease during the 2008 period compared to the 2007 period was primarily due to lower cash balances for 2008. Our interest income during the remainder of 2008 is difficult to project, and will depend largely on prevailing interest rates and whether we receive cash from entering into any new collaborative agreements or by completing any additional equity or debt financings during the year.

        Interest expense during the three and nine months ended September 30, 2008 was $6,000 and $35,000, respectively, compared to $35,000 and $123,000 for the corresponding periods in 2007. Lower average debt balances in the 2008 period accounted for the decrease. Our interest expense during the remainder of 2008 is difficult to project and will depend on whether we enter into any new debt agreements. See "Financing Activities—Debt Financing Activities" in the Liquidity and Capital Resources section of this Form 10-Q for a description of the material features of our debt financings.

        During the nine months ended September 30, 2008 and 2007, we sold Pennsylvania research and development tax credits, resulting in the recognition of $303,000 and $533,000, respectively, of income tax benefits.

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Item 3.    Quantitative and Qualitative Disclosures About Market Risk

  Equity Price Risk

        We are exposed to certain risks arising from changes in the price of our common stock, primarily due to the potential effect of changes in fair value of the Warrant liability related to the Warrants. The Warrant liability is revalued at its current fair value using the Black-Scholes option-pricing model at each reporting date until the Warrants are exercised or expire, and is subject to significant increases or decreases in value due to the effects of changes in the price of our common stock at period end and the related calculation of volatility. Changes in the fair value of Warrants are reported in our Statements of Operations as non-operating income or expense. If the closing price of our common stock on September 30, 2008 had been 30% higher, the fair value of our Warrant liability would have been $510,000 higher, which would have resulted in a $510,000 increase in our net loss for the three and nine months ended September 30, 2008. If the closing price of our common stock on September 30, 2008 had been 30% lower, the fair value of our Warrant liability would have been $445,000 lower, which would have resulted in a $445,000 decrease in our net loss for the three and nine months ended September 30, 2008.

  Foreign Exchange Risk

        We have entered into some agreements denominated, wholly or partly, in Euros or other foreign currencies, and, in the future, we may enter into additional, significant agreements denominated in foreign currencies. If the values of these currencies increase against the dollar, our costs would increase. To date, we have not entered into any contracts to reduce the risk of fluctuations in currency exchange rates. In the future, depending upon the amounts payable under any such agreements, we may enter into forward foreign exchange contracts to reduce the risk of unpredictable changes in these costs. However, due to the variability of timing and amount of payments under any such agreements, foreign exchange contracts may not mitigate the potential adverse impact on our financial results.

Item 4.    Controls and Procedures

  Disclosure controls and procedures

        Our management carried out an evaluation, with the participation of our principal executive officer and principal financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures (as such term is defined under Rule 13a-15(e) promulgated under the Securities Exchange Act of 1934, as amended (Exchange Act)), as of the end of the period covered by this report on Form 10-Q. Based on that evaluation, management concluded that these controls and procedures are effective to ensure that information required to be disclosed by us in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported as specified in SEC rules and forms. There were no changes in these controls or procedures identified in connection with the evaluation of such controls or procedures that occurred during our last fiscal quarter, or in other factors that have materially affected, or are reasonably likely to materially affect, these controls or procedures.

        Our disclosure controls and procedures are designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC. These disclosure controls and procedures include, among other things, controls and procedures designed to ensure that information required to be disclosed by us in the reports that we file under the Exchange Act is accumulated and communicated to our management, including our principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

  Changes in internal control over financial reporting

        There were no changes in our internal control over financial reporting that occurred during our last fiscal quarter that have materially affected, or are reasonably likely to materially affect our internal control over financial reporting.

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 PART II. OTHER INFORMATION

Item 1A.    Risk Factors.

         We require additional capital to fund our operations. In the event that we determine that we are unable to secure additional funding when required, we will need to downsize or wind down our operations through liquidation, bankruptcy or a sale of our assets.

        To date, we have funded our operations primarily through proceeds from the public and private placements of equity securities. We have also funded our operations to a lesser extent from proceeds from the sale of our former Witmer Road facility, property and equipment financing, interest earned on investments, corporate collaborations, and the sale of investments. As of September 30, 2008, we had $7.1 million of cash and cash equivalents. Assuming neither Asset Sale is consummated, we believe that our existing cash and cash equivalents, expected revenue from collaborations and license arrangements, and interest income should be sufficient to meet our operating and capital requirements (including payment of all costs and potential expense reimbursements related to the Asset Sales) through the second quarter of 2009, although changes in our collaborative relationships or our business, whether or not initiated by us, may cause us to deplete our cash and cash equivalents. Assuming neither Asset Sale is consummated, we must obtain additional financing in order to continue our operations beyond the second quarter of 2009. There are no assurances that funding will be available when we need it on terms that we find favorable, if at all. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may seek further stockholder approval to dissolve or we may file for, or be forced to resort to, bankruptcy protection. Any decision to seek further stockholder approval to dissolve or to file for, or be forced to resort to bankruptcy protection, may occur at any point during or before the second quarter of 2009. Our present and future capital requirements, and our ability to raise additional capital, depend on many factors, including:

  •
  the state of the capital markets for debt or equity financing;

  •
  level of research and development investment required to develop our therapeutic proteins, and maintain and improve our technology position;

  •
  the costs of process development and scale-up of proteins and reagents for research, development and at commercial scale;

  •
  the results of non-clinical and clinical testing, which can be unpredictable in drug development, including any failure of a product candidate in clinical development;

  •
  the time and costs involved in obtaining regulatory approvals, or the failure to obtain any necessary regulatory approvals;

  •
  changes in product candidate development plans needed to address any difficulties that may arise in process development, scale-up, manufacturing, non-clinical activities, clinical studies or commercialization;

  •
  our ability to enter into new agreements with collaborators and to extend or maintain our existing collaborations, and the terms of these agreements;

  •
  the timing of milestone and royalty payments from our collaborators;

  •
  the costs and impact of filing, prosecuting, defending, and enforcing patent claims and other intellectual property rights, and the costs of investigating patents that might block us from developing potential drug candidates;

  •
  disruptions and expenses resulting from our workforce reductions, and the continuing costs of recruiting and retaining qualified personnel;

38

  •
  the timing, willingness, and ability of our collaborators to commercialize products incorporating our technology;

  •
  our need or decision to acquire or license complementary technologies or new product candidate targets; and

  •
  the evolution of the competitive landscape.

        If we raise additional capital by issuing equity securities, our existing stockholders' percentage ownership will be reduced and they may experience substantial dilution. We may also issue equity securities that provide for rights, preference and privileges senior to those of our common stock. If we raise additional funds by issuing debt securities, these debt securities would have rights, preferences, and privileges senior to those of our common stock, and the terms of the debt securities issued could impose significant restrictions on our operations. If we raise additional funds through asset sales or collaborations and licensing arrangements, we may be required to relinquish some rights to our technology or drug candidates, or to grant licenses on terms that are not favorable to us. If adequate funds are not available or are not available on acceptable terms, our ability to fund our operations, take advantage of opportunities, develop products and technologies, and otherwise respond to competitive pressures could be significantly delayed or limited, and we may need to downsize or halt our operations.

         We cannot be sure if or when the Asset Sales will be completed.

        The consummations of the Asset Sales is subject to the satisfaction of various conditions, many of which are beyond our control, including, but not limited to, the approval of the Asset Sales by our stockholders, the receipt of various consents, and a termination right by either party if the Asset Sales are not completed by January 31, 2009. We cannot guarantee that we will be able to satisfy the closing conditions related to the Asset Sales. If we are unable to satisfy the closing conditions in either of the Asset Sales, the purchaser in such Asset Sale will not be obligated to complete the Asset Sale.

        If the Asset Sales do not close, we will attempt to secure additional financing. It is uncertain whether we can secure sufficient financing to fund our ongoing operations on terms acceptable to us, if at all, within a time frame necessary to continue our ongoing operations. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may seek further stockholder approval to dissolve or we may file for, or be forced to resort to, bankruptcy protection. Any decision to seek further stockholder approval to dissolve or to file for, or be forced to resort to bankruptcy protection, may occur at any point during or before the second quarter of 2009.

         We will incur significant costs in connection with the Asset Sales, whether or not we complete them.

        We expect to incur significant costs related to the Asset Sales. These expenses include, but are not limited to, financial advisory, legal and accounting fees and expenses, employee expenses, filing fees, printing expenses, proxy solicitation and other related charges. We may also incur additional unanticipated expenses in connection with the Asset Sales. A considerable portion of the costs related to the Asset Sales, such as legal, financial advisory and accounting fees, will be incurred regardless of whether it is completed. If the Asset Sales are not consummated, we are required to reimburse BioGenerix and Novo Nordisk for up to an aggregate of $0.5 million each for out-of-pocket expenses (including, but not limited to, fees paid to third-party advisers). These expenses will decrease the remaining cash available for eventual distribution to stockholders in connection with our dissolution and liquidation or for use in connection with any future deployment in the business.

39

         Our stockholders could approve one of the Asset Sales, but vote against the other Asset Sale.

        Neither Asset Sale is conditioned upon the approval by our stockholders of the other Asset Sale. However, each Asset Purchase Agreement includes a condition that provides that the purchaser is not obligated to close its Asset Sale unless a closing occurs under the Asset Purchase Agreement with the other purchaser. Therefore, if only one of the Asset Sales is approved by our stockholders, the purchaser in such approved Asset Sale has the right, but not the obligation to close on its Asset Sale. For the purchaser in the Asset Sale not approved by our stockholders, we are required to reimburse such purchaser for up to an aggregate of $0.5 million of out-of-pocket expenses (including, but not limited to, fees paid to third-party advisers).

        If only one of the Asset Sales is completed, we would evaluate all of our available options, including but limited to attempting to secure additional financing. It is uncertain whether we can secure sufficient financing to fund our ongoing operations on terms acceptable to us, if at all, within a time frame necessary to continue our ongoing operations. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may seek further stockholder approval to dissolve or we may file for, or be forced to resort to, bankruptcy protection. Even if we are able to secure additional financing on terms acceptable to us after completing one of the Asset Sales, it is uncertain whether our remaining intellectual property assets would be sufficient for us to continue operating as an ongoing business.

         Our stockholders could approve the Asset Sales, but vote against the Plan of Liquidation.

        The Plan of Liquidation is subject to the approval by our stockholders and subsequent consummations of the Asset Sales. If the Asset Sales are approved by our stockholders and subsequently consummated, but the Plan of Liquidation is not approved and adopted by our stockholders, we will still complete the Asset Sales. In that case, we will have transferred substantially all of our assets to BioGeneriX and Novo Nordisk. With no material assets and no Plan of Liquidation approved, we intend to declare and pay to our stockholders a cash dividend, but the amount is uncertain. If a cash dividend is paid, any cash in excess of such cash dividend will be retained to fund ongoing operating expenses. We would have no business or operations after the Asset Sales, and will retain only those employees required to maintain our corporate existence. We have no plans for our operations in such a scenario, and would evaluate all available options.

         Our stock transfer books will close on the date we file the certificate of dissolution with the Secretary of State of the State of Delaware, after which we will discontinue recording transfers of shares of our common stock.

        We intend to close our stock transfer books and discontinue recording transfers of shares of our common stock at the close of business on the date we file the certificate of dissolution with the Secretary of State of the State of Delaware. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books. The proportionate interests of all of our stockholders will be fixed on the basis of their respective stock holdings at the close of business on such date, and, after such date, any distributions made by us will be made solely to stockholders of record at the close of business on such date.

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Item 6.    Exhibits

2.1	Asset Purchase Agreement by and between Neose Technologies, Inc. and Novo Nordisk A/S, dated September 17, 2008 (Exhibit 2.1)(1)
2.2	Asset Purchase Agreement by and between Neose Technologies, Inc. and BioGeneriX AG, dated September 17, 2008 (Exhibit 2.2)(1)
2.3	Plan of Complete Liquidation and Dissolution of Neose Technologies, Inc. (Exhibit 2.3)(1)
31.1*	Certification of Chief Executive Officer pursuant to Rule 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2*	Certification of Chief Financial Officer pursuant to Rule 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1*	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2*	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(1)
Filed as an Exhibit to our Current Report on Form 8-K filed with the SEC on September 18, 2008.

*
Filed herewith.

41

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEOSE TECHNOLOGIES, INC.
Date: November 10, 2008	By:	/s/ A. BRIAN DAVIS A. Brian Davis Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Signatory)

42

 Exhibit Index

Exhibit	Description
31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2	Certification of Chief Financial Officer pursuant to Rule 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

PROXY

NEOSE TECHNOLOGIES, INC.

SPECIAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of

Directors of Neose Technologies, Inc.

The undersigned stockholder of Neose Technologies, Inc. hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement for the Special Meeting of Stockholders of Neose Technologies, Inc., to be held on                        , 2009, and hereby appoints A. Brian Davis and George J. Vergis, Ph.D., and each of or either of them, proxy and attorney-in-fact, with full power of substitution and resubstitution, on behalf and in the name of the undersigned, to represent the undersigned at such meeting and at any adjournment or postponement thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE LISTED PROPOSALS, AND AS THE PROXYHOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S).  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

		FOR	AGAINST	ABSTAIN

1.	To approve the BGX Asset Purchase Agreement and the BGX Asset Sale	☐	☐	☐

2.	To approve the Novo Asset Purchase Agreement and the Novo Asset Sale	☐	☐	☐

3.

To approve and adopt the Plan of Complete Liquidation and Dissolution, which is subject to the approval of Proposals 1 and 2 and the subsequent consummation of the BGX Asset Sale and the Novo Asset Sale

		☐	☐	☐

	FOR	AGAINST	ABSTAIN

4.

To vote to adjourn the Special Meeting, regardless of whether a quorum is present, if necessary to solicit additional votes in favor of approval of the Asset Sales and/or the approval and adoption of Plan of Complete Liquidation and Dissolution

	☐	☐	☐

And, in their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

SIGNATURE(S)	DATE , 200

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.  Please sign exactly as name appears hereon.  Where shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership by authorized person.

YOUR VOTE IS IMPORTANT

VOTE TODAY IN ONE OF THREE WAYS:

1.	VOTE BY INTERNET:
Log-on to www.proxyvote.com
Enter your control number printed below
Vote your proxy by checking the appropriate boxes
Click on “Accept Vote”

OR

2.

VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed. Call toll-free in the U.S. or Canada at (800) 690-6903 on a touch-tone telephone

OR

3.	VOTE BY MAIL: If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by telephone or Internet 24 hours a day, 7 days a week.  Telephone and Internet voting is available through      p.m., Eastern Daylight Time , on               , 2009.  Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.